Penn Mutual Variable Products

2010 Funds Prospectus

PROSPECTUS — MAY 1, 2010

PENN SERIES FUNDS, INC.

MONEY MARKET FUND

LIMITED MATURITY BOND FUND

QUALITY BOND FUND

HIGH YIELD BOND FUND

FLEXIBLY MANAGED FUND

BALANCED FUND

LARGE GROWTH STOCK FUND

LARGE CAP GROWTH FUND

LARGE CORE GROWTH FUND

LARGE CAP VALUE FUND

LARGE CORE VALUE FUND

INDEX 500 FUND

MID CAP GROWTH FUND

MID CAP VALUE FUND

MID CORE VALUE FUND

SMID CAP GROWTH FUND

SMID CAP VALUE FUND

SMALL CAP GROWTH FUND

SMALL CAP VALUE FUND

SMALL CAP INDEX FUND

DEVELOPED INTERNATIONAL INDEX FUND

INTERNATIONAL EQUITY FUND

EMERGING MARKETS EQUITY FUND

REIT FUND

AGGRESSIVE ALLOCATION FUND

MODERATELY AGGRESSIVE ALLOCATION FUND

MODERATE ALLOCATION FUND

MODERATELY CONSERVATIVE ALLOCATION FUND

CONSERVATIVE ALLOCATION FUND

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

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FUND SUMMARY:  MONEY MARKET FUND

Investment Objective	The investment objective of the Fund is to preserve shareholder capital, maintain liquidity and achieve the highest possible level of current income consistent therewith.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.17%
Distribution (12b-1) Fees	None
Other Expenses	0.30%
Acquired Fund Fees and Expenses	0.09%
Total Annual Fund Operating Expenses	0.56%	(a)

(a)	The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which are fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$57	$179	$313	$701

Principal Investment Strategy

The Fund will invest in a diversified portfolio of high-quality money market instruments, which are rated within the two highest credit categories assigned by recognized rating organizations or, if not rated, are of comparable investment quality as determined by the Adviser. Investments include commercial paper, U.S. Treasury securities, bank certificates of deposit and repurchase agreements. The Adviser looks for money market instruments that present minimal credit risks. Important factors in selecting investments include a company’s profitability, ability to generate funds, capital adequacy, and liquidity of the investment. The Fund will invest only in securities that mature in 397 days or less, as calculated in accordance with applicable law. The Fund’s policy is to seek to maintain a stable price of $1.00 per share.

Principal Risks of Investing

Investment Risk.  Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Furthermore, there can be no assurance that the Fund’s investment adviser or its affiliates will make capital infusions into the Fund, purchase distressed Fund assets, enter into support agreements with the Fund or take other actions intended to maintain the Fund’s $1.00 share price.

Interest Rate Risk.  Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the Fund’s yield will change over time. During periods when interest rates are low, the Fund’s yield (and total return) also will be low and the income generated by the Fund may not be sufficient to offset all or a significant portion of the Fund’s expenses, which could impair the Fund’s ability to provide a positive yield and maintain a stable $1.00 share price.

Credit Risk.  The Fund could lose money or underperform as a result of default. The credit quality of the Fund’s portfolio holdings can change rapidly in certain markets and any default on the part of a portfolio investment could cause the Fund’s share price or yield to fall.

U.S. Government Securities Risk.  Some of the U.S. government securities that the Fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the Fund owns do not extend to shares of the Fund.

Repurchase Agreement Risk.  The Fund’s use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon.

Redemption Risk.  The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the Fund may have a significant adverse effect on the Fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the Fund, could face a universal risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

Liquidity Risk.  A particular investment may be difficult or expensive to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the Fund’s ability to maintain a stable $1.00 share price may be adversely affected.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower. The current yield of the Money Market Fund for the seven-day period ended December 31, 2009 was 0.01%.

Best Quarter	Worst Quarter
1.57%	0.00%
12/31/2000	12/31/2009

Average Annual Total Return (for Periods Ended December 31, 2009)
	1 Year	5 Years	10 Years
Money Market Fund	0.43%	3.09%	2.89%

Investment Adviser

Independence Capital Management, Inc.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 124 of this prospectus.

FUND SUMMARY:  LIMITED MATURITY BOND FUND

Investment Objective	The investment objective of the Fund is to provide the highest available current income consistent with liquidity and low risk to principal; total return is secondary.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.30%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	0.63%	(a)

(a)	The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which are fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in debt securities, commonly referred to as bonds. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. The Fund will invest primarily in short- to intermediate-term investment grade debt securities (those securities rated BBB or above by S&P or Baa or above by Moody’s (or determined to be of equivalent quality by the Adviser)) of the U.S. government and corporate issuers. In addition, the Fund may invest in convertible securities. The Adviser uses an active bond management approach. It seeks to find securities that are under-valued in the marketplace based on both a relative value analysis of individual securities combined with an analysis of macro-economic factors. With this approach, the Adviser attempts to identify securities that are under-valued based on their quality, maturity, and sector in the marketplace. The Adviser will purchase an individual security when doing so is also consistent with its macro-economic outlook, including its forecast of interest rates and its analysis of the yield curve (a measure of interest rates of securities with the same quality, but different maturities). The Adviser will seek to opportunistically purchase securities to take advantage of inefficiencies of prices in the securities markets. The Adviser will sell a security when it believes that the security has been fully priced. The Adviser seeks to reduce credit risk by diversifying among many issuers and different types of securities.

Duration:  The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. Typically, with a 1% rise in interest rates, an investment’s value may be expected to fall approximately 1% for each year of its duration. Although the Fund may invest in securities of any duration, under normal circumstances it maintains an average portfolio duration of one to three years.

Quality:  The Fund will invest primarily in investment grade debt securities and no more than 10% of its assets in “junk bonds,” which are those rated below BBB by S&P and those rated below Baa by Moody’s (or determined to be of equivalent quality by the Adviser).

Sectors:  The Fund will invest primarily in corporate bonds and U.S. government bonds, including mortgage-backed and asset-backed securities.

Turnover:  Because the Adviser will look for inefficiencies in the market and sell when it feels a security is fully priced, portfolio turnover can be expected to be relatively high, which may result in increased transaction costs and may lower fund performance.

An investment in the Fund may be appropriate for investors who are seeking the highest current income consistent with liquidity and low risk to principal available through an investment in investment grade debt.

Principal Risks of Investing

Market Risk.  Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that the Fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the Fund owns do not extend to shares of the Fund.

Mortgage-Backed Securities Risk.  Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk.  Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increase as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of an index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
3.06%	-1.39%
12/31/2000	6/30/2004

The Citigroup Treasury/Agency 1 to 5 Year Index is an unmanaged index that is a widely recognized benchmark of the market performance of short- to intermediate-term bonds.

Average Annual Total Return (for Periods Ended December 31, 2009)
	1 Year	5 Years	Since Inception on May 1, 2000
Limited Maturity Bond Fund	1.89%	3.75%	4.54%
Comparative Index (reflects no deduction for expenses and taxes)
Citigroup Treasury/Agency 1 to 5 Year Index	0.75%	4.51%	5.17%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Manager

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., has served as portfolio manager of the Fund since its inception in May 2000.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 124 of this prospectus.

FUND SUMMARY:  QUALITY BOND FUND

Investment Objective	The Fund seeks the highest income over the long term that is consistent with the preservation of principal.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.32%
Distribution (12b-1) Fees	None
Other Expenses	0.29%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses	0.65%	(a)

(a)	The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which are fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 87% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in debt securities, commonly referred to as bonds. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. The Fund will invest primarily in marketable investment grade debt securities (those securities rated BBB or above by S&P or Baa or above by Moody’s (or determined to be of equivalent quality by the Adviser)). In addition, the Fund may invest in convertible securities. The portfolio manager heads up a team of analysts that uses an active bond-management approach. The Adviser seeks to find securities that are under-valued in the marketplace based on both a relative value analysis of individual securities combined with an analysis of macro-economic factors. With this approach, the Adviser attempts to identify securities that are under-valued based on their quality, maturity, and sector in the marketplace. The Adviser will purchase an individual security when doing so is also consistent with its macro-economic outlook, including its forecast of interest rates and its analysis of the yield curve (a measure of interest rates of securities with the same quality, but different maturities). In addition, the Adviser will seek to opportunistically purchase securities to take advantage of inefficiencies of prices in the securities markets. The Adviser will sell a security when it believes that the security has been fully priced. The Adviser seeks to reduce credit risk by diversifying among many issuers and different types of securities.

Duration:  The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. Typically, with a 1% rise in interest rates, an investment’s value may be expected to fall approximately 1% for each year of its duration. Duration is set for the portfolio generally between 3.5 and 5.5 years, depending on the interest rate outlook.

Quality:  The Fund will invest primarily in investment grade debt securities and no more than 10% of the net assets in “junk bonds,” which are those rated below BBB by S&P and those rated below Baa by Moody’s (or determined to be of equivalent quality by the Adviser).

Sectors:  The Fund will invest primarily in the following sectors: corporate bonds, U.S. government bonds, U.S. government agency securities, commercial paper, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities.

An investment in the Fund may be appropriate for investors who are seeking investment income and preservation of principal.

Principal Risks of Investing

Market Risk.  Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that the Fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the Fund owns do not extend to shares of the Fund.

Mortgage-Backed Securities Risk.  Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk.  Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of two indices. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
4.94%	-2.23%
12/31/2000	6/30/2004

The Barclays Capital U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The Citigroup Broad Investment Grade Bond Index is an unmanaged index that is a widely recognized benchmark of general investment grade bond performance. The benchmark for the Penn Series Quality Bond Fund has been changed to the Barclays Capital U.S. Aggregate Bond Index because the Barclays Capital U.S. Aggregate Bond Index allows the investment adviser to perform enhanced risk and performance analysis on the Fund’s portfolio because of the greater level of information that is available regarding the Index.

Average Annual Total Return (for Periods Ended December 31, 2009)
	1 Year	5 Years	10 Years
Quality Bond Fund	6.02%	5.03%	6.19%
Comparative Indices (reflect no deduction for expenses and taxes)
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%
Citigroup Broad Investment Grade Bond Index	5.06%	5.22%	6.47%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Manager

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., has served as portfolio manager of the Fund since November 1992.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 124 of this prospectus.

FUND SUMMARY:  HIGH YIELD BOND FUND

Investment Objective	The investment objective of the Fund is to realize high current income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses	0.37%
Total Annual Fund Operating Expenses	0.87%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$89	$278	$482	$1,073

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in a widely diversified portfolio of high yield corporate bonds, often called “junk bonds,” income-producing convertible securities and preferred stocks. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. High yield bonds are rated below investment grade (BB and lower by S&P and Ba and lower by Moody’s or determined to be of equivalent quality by the Sub-Adviser) and generally provide high income in an effort to compensate investors for their higher risk of default, that is the failure to make required interest or principal payments. High yield bond issuers include U.S. and foreign issuers, small or relatively new companies lacking the history or capital to merit investment-grade status, former blue-chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund’s dollar-weighted average maturity generally is expected to be in the six- to twelve-year range. In selecting investments for the Fund, the Sub-Adviser relies extensively on its research analysts. When the Sub-Adviser’s outlook for the economy is positive, it may purchase slightly lower rated bonds in an effort to secure additional income and appreciation potential. When the Sub-Adviser’s outlook for the economy is less positive, the Fund may gravitate toward higher rated junk bonds. The Fund may also invest in other securities, including futures and options, as well as loan assignments and participations, in keeping with its objective. In pursuing the investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. The Fund may sell holdings for a variety of reasons, such as to adjust a portfolio’s average maturity or quality, or to shift assets into higher yielding securities or to reduce marginal quality securities.

An investment in the Fund may be appropriate for long-term, risk-oriented investors who are willing to accept the greater risks and uncertainties of investing in high yield bonds in the hope of earning high current income.

Principal Risks of Investing

Market Risk.  Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Preferred Stock Risk.  Preferred stocks are sensitive to interest rate changes, and are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Derivatives Risk.  The Fund may use derivatives (including futures and options) to gain market exposure and potentially to enhance returns. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested. The Fund’s use of derivative instruments also involves credit risk and liquidity risk.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of an index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
18.08%	-17.56%
6/30/2009	12/31/2008

The CS First Boston Global High Yield Index is a widely recognized benchmark of high yield bond performance.

Average Annual Total Return (for Periods Ended December 31, 2009)
	1 Year	5 Years	10 Years
High Yield Bond Fund	46.44%	5.51%	6.62%
Comparative Index (reflects no deduction for expenses and taxes)
CS First Boston Global High Yield Index	52.33%	5.73%	6.94%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

T. Rowe Price Associates, Inc.

Portfolio Manager

Mark J. Vaselkiv, a Vice President of T. Rowe Price Associates, Inc., has served as portfolio manager of the Fund since November 1996.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 124 of this prospectus.

FUND SUMMARY:  FLEXIBLY MANAGED FUND

Investment Objective	The investment objective of the Fund is to maximize total return (capital appreciation and income).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.25%
Total Annual Fund Operating Expenses	0.85%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 89% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests primarily in common stocks of established U.S. companies that it believes have above-average potential for capital growth. Common stocks typically constitute at least half of total assets. The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt securities, including high yield securities, foreign securities, futures and options, in keeping with the Fund’s objective. The Fund’s investments in common stocks generally fall into one of two categories. The larger category comprises long-term core holdings that the Sub-Adviser considers to be underpriced in terms of company assets, earnings, or other factors at the time they are purchased. The smaller category comprises opportunistic investments whose prices the Sub-Adviser expects to rise in the short term, but not necessarily over the long term. Since the Sub-Adviser attempts to prevent losses as well as achieve gains, it typically uses a “value approach” in selecting investments. Its in-house research team seeks to identify companies that seem under-valued by various measures, such as price/book value, and may be temporarily out of favor but have good prospects for capital appreciation. The Sub-Adviser may establish relatively large positions in companies it finds particularly attractive.

The Fund’s approach differs from that of many other stock funds. The Sub-Adviser works as hard to reduce risk as to maximize gains and may realize gains rather than lose them in market declines. In addition, the Sub-Adviser searches for the best risk/reward values among all types of securities. The portion of the Fund invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Fund’s cash reserve may reflect the Sub-Adviser’s ability to find companies that meet valuation criteria rather than its market outlook. Bonds and convertible securities may be purchased to gain additional exposure to a company or for their income or other features; maturity and quality are not necessarily major considerations. There is no limit on the Fund’s investments in convertible securities. In pursuing the investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

An investment in the Fund may be appropriate for investors who are seeking a relatively conservative approach to investing for total return and are willing to accept the risks and uncertainties of investing in common stocks and bonds.

Principal Risks of Investing

Market Risk.  Equity and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.

“Value” Investing Risk.  Because of its “value” style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

Derivatives Risk.  The Fund may use derivatives (including futures and options) to gain market exposure and potentially to enhance returns. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested. The Fund’s use of derivative instruments also involves credit risk and liquidity risk.

Warrant Risk.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Preferred Stock Risk.  Preferred stocks are sensitive to interest rate changes, and are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Investment Style Risk.  If the Fund has large holdings in a relatively small number of companies, disappointing performance by those companies will have a more adverse impact on the Fund than would be the case with a more diversified fund. A sizable cash or fixed income position may hinder the Fund from participating fully in a strong, rapidly rising bull market.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of an index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
18.67%	-19.44%
6/30/2009	12/31/2008

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks representing all major industries and is a widely recognized benchmark of general stock market performance.

Average Annual Total Return (for Periods Ended December 31, 2009)
	1 Year	5 Years	10 Years
Flexibly Managed Fund	32.92%	4.51%	10.08%
Comparative Index (reflects no deduction for expenses and taxes)
S&P 500 Index	26.46%	0.42%	-0.95%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

T. Rowe Price Associates, Inc.

Portfolio Manager

David Giroux, a Vice President of T. Rowe Price Associates, Inc., has served as portfolio manager of the Fund since July 2006.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 124 of this prospectus.

FUND SUMMARY:  BALANCED FUND

Investment Objective	The investment objective of the Fund is to seek long-term growth and current income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.00%
Distribution (12b-1) Fees	None
Other Expenses Acquired Fund Fees and Expenses	0.24% 0.45%
Total Annual Fund Operating Expenses	0.69%	(a)
Less Fee Waivers	0.07%	(b)
Total Annual Fund Operating Expenses After Fee Waivers	0.62%	(a)

(a)	The total and net annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which are fees and expenses incurred indirectly by the Fund through its investments in the underlying funds.

(b)	The Administrative and Corporate Services Agent and the Fund's Investment Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 0.62% of average daily net assets per year. This agreement is expected to continue for the life of the Fund, and may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures below are based on the Fund’s “Total Annual Fund Operating Expenses After Fee Waivers.” Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$63	$199	$346	$774

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy. Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an "underlying fund" and, together, the “underlying funds”) in accordance with its target asset allocation. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

Under normal circumstances, the Fund will invest 50% -70% of its assets in stock and other equity underlying funds, 30%-50% of its assets in bond and other fixed income funds, and 0%-20% of its assets in money market funds. The Fund’s allocation strategy is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed income securities.

The Fund’s underlying equity fund allocation will primarily track the performance of the large capitalization company portion of the U.S. stock market. The Fund’s underlying fixed income fund allocation will be invested primarily in a broad range of investment grade fixed income securities (although up to 10% of the underlying fund may be invested in non-investment grade securities (“junk bonds”)), and is intended to provide results consistent with the broad US fixed income market.

The following chart shows the Fund’s target asset allocation among the various asset classes. The Adviser may permit modest deviations from the target asset allocations listed below. Market appreciation or depreciation may cause the Fund to be outside of its target asset allocation range. In addition, differences in the performance of the underlying funds and the size and frequency of purchase and redemption orders may affect the Fund's actual allocations. Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Classes and Underlying Funds	Target Asset Allocation
Equity Fund	50% - 70%
Penn Series Index 500 Fund
Fixed Income Fund	30% - 50%
Penn Series Quality Bond Fund
Money Market Fund	0% - 20%
Penn Series Money Market Fund

The Fund’s investment performance is directly related to the investment performance of the underlying funds. The underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. A brief description of each underlying fund’s principal investment strategy is provided below.

Underlying Funds	Investment Objective and Principal Investment Strategy
Penn Series Index 500 Fund	Seeks a total return (capital appreciation and income) which corresponds to that of the S&P 500 Index. Under normal circumstances, the Fund intends to invest substantially all of its assets in securities of companies included in the Index and close substitutes (such as index futures contracts) that are designed to track the S&P 500 Index.
Penn Series Quality Bond Fund	Seeks the highest income over the long term that is consistent with the preservation of principal. The Fund invests at least 80% of its net assets in debt securities. The Fund will invest primarily in investment grade debt securities and no more than 10% of the net assets in “junk bonds.”
Penn Series Money Market Fund	To preserve shareholder capital, maintain liquidity and achieve the highest possible level of current income consistent therewith. The Fund invests in a diversified portfolio of high-quality money market instruments. The Fund seeks to maintain a stable price of $1.00 per share.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in a fund which allocates its assets among various asset classes and market segments in the hope of achieving long-term growth and current income.

Principal Risks of Investing

Asset Allocation Risk.  The Fund’s particular asset allocation can have a significant effect on performance. The Fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, the Fund’s performance could suffer if a particular asset class does not perform as expected.

Market Risk.  Equity and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk.  The Fund purchases shares of the underlying funds. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund’s expenses. The value of your investment in the Fund is based primarily on the prices of the underlying funds that the Fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and underlying fund allocation.

Investment Risk.  An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.

Tracking Error Risk.  As an index fund, the Penn Series Index 500 Fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Sampling Risk.  The Penn Series Index 500 Fund may not fully replicate the S&P 500 Index and may hold securities not included in the index. As a result, the Penn Series Index 500 Fund is subject to the risk that the Sub-Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the Penn Series Index 500 Fund may utilize a sampling approach, it may not track the return of the index as well as it would if the Fund purchased all of the securities in the benchmark index.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Concentration Risk.  To the extent the Penn Series Index 500 Fund concentrates its investments in issuers doing business in the same industry, the Fund will increase its investment exposure to the risks of that industry and will be subject to greater volatility.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that the underlying funds invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities an underlying fund owns do not extend to shares of the fund.

Mortgage-Backed Securities Risk.  Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk.  Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Derivatives Risk.  An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the underlying fund to lose more than the principal amount invested. An underlying Fund’s use of derivative instruments also involves credit risk and liquidity risk.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

Direct Investment Risk.  The Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and such risks are summarized above.

Performance Information

The bar chart shows the performance of the Fund for the past calendar year and the table shows the performance of the Fund as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of an index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
10.51%	-6.23%
9/30/2009	3/31/2009

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks representing all major industries and is a widely recognized benchmark of general stock market performance.

Average Annual Total Return (for Periods Ended December 31, 2009)
	1 Year	Since Inception on August 25, 2008
Balanced Fund	18.07%	0.49%
Comparative Index (reflects no deduction for expenses and taxes)
S&P 500 Index	26.46%	-7.99%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Managers

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Keith G. Huckerby, Vice President of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 124 of this prospectus.

FUND SUMMARY:  LARGE GROWTH STOCK FUND

Investment Objective	The investment objective of the Fund is to achieve long-term growth of capital and increase of future income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.64%
Distribution (12b-1) Fees	None
Other Expenses	0.33%
Total Annual Fund Operating Expenses	0.97%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$99	$309	$536	$1,190

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategy

Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks of large capitalization companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. For purposes of this policy, large capitalization companies have market capitalizations that fall within the market capitalization range of companies in the Russell 1000 Growth Index at the time of purchase (as of March 31, 2010, this range was between $218 million and $326 billion). Because the Fund’s definition of large capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Fund will invest primarily in common stocks of well established companies that the Sub-Adviser believes have long-term growth potential. In selecting the Fund’s investments, the Sub-Adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The Sub-Adviser’s approach looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. The Sub-Adviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In pursuing its investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. Those special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks (up to 30% of total assets), futures, and options, in keeping with Fund objectives.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning above-average long-term growth of capital and income.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Fund’s performance could be reduced.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Derivatives Risk.  The Fund may use derivatives (including futures and options) to gain market exposure and potentially to enhance returns. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested. The Fund’s use of derivative instruments also involves credit risk and liquidity risk.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The information presented prior to August 1, 2004, represents the performance of Independence Capital Management, Inc., the Fund’s current investment adviser. Since August 1, 2004, T. Rowe Price Associates, Inc. has been responsible for the Fund’s day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of an index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
14.78%	-23.79%
6/30/2009	12/31/2008

The Russell 1000 Growth Index is a widely-recognized, capitalization-weighted index constructed to measure the performance of the large cap growth segment of the U.S. equity market.

Average Annual Total Return (for Periods Ended December 31, 2009)
	1 Year	5 Years	10 Years
Large Growth Stock Fund	42.93%	1.70%	-6.86%
Comparative Index (reflects no deduction for expenses and taxes)
Russell 1000 Growth Index	37.21%	1.63%	-3.99%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

T. Rowe Price Associates, Inc.

Portfolio Manager

P. Robert Bartolo, a Vice President of T. Rowe Price Associates, Inc. has served as portfolio manager of the Fund since October 2007.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 124 of this prospectus.

FUND SUMMARY:  LARGE CAP GROWTH FUND

Investment Objective	The investment objective of the Fund is to seek long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.55%
Distribution (12b-1) Fees	None
Other Expenses	0.57%
Total Annual Fund Operating Expenses	1.12%
Less Fee Waivers	0.12%	(a)
Total Annual Fund Operating Expenses After Fee Waivers	1.00%

(a)	The Administrative and Corporate Services Agent and the Fund's Investment Adviser have contractually agreed under the Administrative and Corporate Services Agreement and Investment Advisory Agreement, respectively, with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 1.00% of average daily net assets per year. These agreements are expected to continue for the life of the Fund, and this expense limitation may only be increased with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures below are based on the Fund’s “Total Annual Fund Operating Expenses After Fee Waivers.” Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$318	$552	$1,225

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 121% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in common stocks of U.S. companies with large market capitalizations. This policy may be changed without the vote of shareholders but shareholders will be given 60 days' advance notice of any change. For purposes of this policy, large capitalization companies have market capitalizations of more than $3 billion at the time of purchase. When selecting investments for the Fund, the

Sub-Adviser seeks to identify large capitalization U.S. companies with strong earnings growth potential. Further, the Fund invests in securities of companies that the Sub-Adviser believes are favorably priced in relation to their fundamental value and will likely appreciate over time. These securities may be traded over the counter or listed on an exchange. While the Fund primarily invests in the common stocks of large capitalization companies, the Fund may invest a portion of its assets (no more than 20%) in small and medium capitalization companies. The Fund may participate in initial public offerings (“IPOs”).

In selecting companies for the Fund, the Sub-Adviser typically invests for the long-term and chooses securities that it believes offer strong opportunities for long-term capital appreciation. The Sub-Adviser generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and may lower fund performance. An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of long-term capital appreciation.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Fund’s performance could be reduced.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

Small-and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

IPOs Risk.  The Fund may purchase securities in IPOs, which are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They represent the performance of the Fund’s previous managers for the period prior to August 1, 2008. Since August 1, 2008, Turner Investment Partners, Inc. has been responsible for the Fund’s day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of an index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
15.36%	-26.16%
6/30/2003	12/31/2008

The Russell 1000 Growth Index is a widely-recognized, capitalization-weighted index constructed to measure the performance of the large cap growth segment of the U.S. equity market.

Average Annual Total Return (for Periods Ended December 31, 2009)
	1 Year	5 Years	Since Inception on May 1, 2002
Large Cap Growth Fund	37.54%	-3.22%	-0.29%
Comparative Index (reflects no deduction for expenses and taxes)
Russell 1000 Growth Index	37.21%	1.63%	2.47%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Turner Investment Partners, Inc.

Portfolio Managers

Robert Turner acts as the lead manager for the Fund, and has served as portfolio manager of the Fund since August 2008. Mark Turner, Robb Parlanti and Halie O'Shea act as co-managers for the Fund, and have acted as portfolio managers of the Fund since August 2008. Robert Turner is Chairman and Chief Investment Officer of Turner. Mark Turner is the President and a Senior Portfolio Manager of Turner. Mr. Parlanti is a Senior Portfolio Manager/Security Analyst of Turner. Ms. O'Shea is a Security Analyst/Portfolio Manager of Turner.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 124 of this prospectus.

FUND SUMMARY:  LARGE CORE GROWTH FUND

Investment Objective	The investment objective of the Fund is to seek to achieve long-term growth of capital (capital appreciation).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.56%
Distribution (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.86%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$88	$274	$477	$1,061

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 155% of the average value of its portfolio.

Principal Investment Strategy

The Fund attempts to achieve its investment objective by investing primarily in common and preferred stocks of large capitalization U.S. companies. Under normal conditions, the Fund invests at least 80% of its net assets in securities of large capitalization companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days' advance notice of any change. For purposes of this policy, large capitalization companies have market capitalizations that fall within the market capitalization range of companies in the Russell 1000 Growth Index at the time of purchase (as of March 31, 2010, this range was between $218 million and $326 billion). Because the Fund’s definition of large capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund invests principally in equity securities of large capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of shareholders. The Sub-Adviser employs a rigorous bottom-up research process to identify solid investment opportunities. The Sub-Adviser seeks to construct a well diversified portfolio in order to reduce risk while enhancing return.

The Sub-Adviser may sell a security based on several factors, with valuation the key element. The Sub-Adviser may sell a security if the investment reaches its target price, there is a change in the security’s fundamentals or when better investment opportunities emerge.

The Fund may also invest in U.S. dollar-denominated and U.S. exchange-traded foreign equities, American Depositary Receipts (ADRs), real estate investment trusts (REITs), shares of other investment companies and exchange-traded funds (ETFs), derivatives (such as options, futures and equity swaps), and cash instruments maturing in one year or less.

The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance. An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common and preferred stocks in the hope of achieving long-term growth of capital.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Fund’s performance could be reduced.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

Depositary Receipt Risk.  ADRs are subject to the risks associated with investing directly in foreign securities. In addition, investments in ADRs may be less liquid than the underlying shares in their primary trading market.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers, including ADRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Other Investment Company Risk.  When the Fund invests in another investment company or an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

REITs Risk.  The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs, are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

Derivatives Risk.  The Fund may use derivatives (including futures, options and swaps) to gain market exposure and potentially to enhance returns. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested. The Fund’s use of derivative instruments also involves credit risk and liquidity risk.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Performance Information

The bar chart shows the performance of the Fund for the past calendar year and the table shows the performance of the Fund as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of an index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
15.72%	-2.28%
9/30/2009	3/31/2009

The Russell 1000 Growth Index is a widely-recognized, capitalization-weighted index constructed to measure the performance of the large cap growth segment of the U.S. equity market.

Average Annual Total Return (for Periods Ended December 31, 2009)
	1 Year	Since Inception on August 25, 2008
Large Core Growth Fund	35.89%	-12.37%
Comparative Index (reflects no deduction for expenses and taxes)
Russell 1000 Growth Index	37.21%	-5.69%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Wells Capital Management Incorporated

Portfolio Manager

Thomas Pence, CFA, a managing director and senior portfolio manager for Wells Capital Management Incorporated, has served as portfolio manager of the Fund since August 2008.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 124 of this prospectus.

FUND SUMMARY:  LARGE CAP VALUE FUND

Investment Objective	The investment objective of the Fund is to seek to achieve long-term growth of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.30%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.91%	(a)

(a)	The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which are fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$93	$290	$504	$1,120

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 120% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of large capitalization companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days' advance notice of any change. For purposes of this policy, large capitalization companies have market capitalizations of more than $5 billion at the time of purchase. The Fund primarily invests in common stocks with low price-earnings ratios and better-than-anticipated earnings.

The Sub-Adviser attempts to reduce the Fund's exposure to market risks by diversifying its investments, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. In selecting securities for purchase or sale by the Fund, the Sub-Adviser selects securities one at a time. This is called a “bottom-up approach.” The Sub-Adviser uses a fundamental analysis to select securities that it believes are undervalued relative to long-term earnings and cash flow potential. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, the Sub-Adviser currently considers one or more of the following factors when assessing a company's business prospects: future supply/demand conditions for its key products, product cycles, quality of management, competitive position in the market place, reinvestment plans for cash generated, and better-than-expected earnings reports. The Sub-Adviser may consider selling a stock for one or more of the following reasons: the stock price has reached its target, the company’s fundamentals appear to be deteriorating, or better stock selections are believed to have been identified.

While the Fund primarily invests in large capitalization companies, the Fund may invest a portion of its assets (no more than 20%) in small and medium capitalization companies. The Fund may invest up to 25% of its total assets in securities of companies or governments in any country, including emerging market countries. These include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments and their agencies and instrumentalities. Securities of foreign issuers that are represented by American Depository Receipts (“ADRs”) or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered “foreign securities” for purposes of this investment restriction. The Fund’s investments in debt securities are subject to an aggregate limit of 10% of the Fund's net assets. The Fund may purchase both investment grade securities and non-investment grade securities (commonly referred to as “junk bonds”) rated as low as “B” by Moody's or Standard & Poor's Rating Service or having comparable ratings by other nationally recognized rating organizations (or, if they are unrated, having a comparable rating assigned by the Sub-Adviser).

In addition to common stocks, the Fund may invest in other equity securities, including preferred stocks, warrants, rights, and convertible securities. The Fund may invest in non-investment grade convertible securities (commonly referred to as “junk bonds”) rated as low as “B” by Moody's or Standard & Poor's Rating Service or having comparable ratings by other nationally recognized rating organizations (or, if they are unrated, having a comparable rating assigned by the Sub-Adviser). The Fund at times may engage in derivative transactions (such as options, futures contracts and options thereon, forward currency exchange contracts, and swaps) to protect against stock price, interest rate or currency rate declines, to enhance returns, or as a substitute for the purchase or sale of securities or currencies. Under normal market conditions, the Fund can invest up to 15% of its assets in cash and cash equivalents such as commercial paper, repurchase agreements, Treasury bills, and other short-term U.S. government securities. This strategy would be used primarily for cash management or liquidity purposes. To the extent that the Fund uses this strategy, it might reduce its opportunities to seek its objective of long-term growth of capital.

Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and may lower fund performance. An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing primarily in equity securities of large capitalization companies in the hope of earning long-term growth of capital.

Principal Risks of Investing

Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Fund’s performance could be reduced.

“Value” Investing Risk. Because of its “value” style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Depositary Receipt Risk. ADRs are subject to the risks associated with investing directly in foreign securities. In addition, investments in ADRs may be less liquid than the underlying shares in their primary trading market.

Foreign Investment Risk. The Fund’s investments in securities of foreign issuers, including ADRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk. As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Emerging Market Risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries.

Small-and Mid-Cap Risk. Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Interest Rate Risk. The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk. Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk. Fixed income securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

Repurchase Agreement Risk. The Fund’s use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon.

U.S. Government Securities Risk. Some of the U.S. government securities that the Fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the Fund owns do not extend to shares of the Fund.

Convertible Securities Risk. The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Preferred Stock Risk. Preferred stocks are sensitive to interest rate changes, and are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Warrant Risk. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Derivatives Risk. The Fund may use derivatives (including futures, options and swaps) to gain market exposure and potentially to enhance returns. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested. The Fund’s use of derivative instruments also involves credit risk and liquidity risk.

Liquidity Risk. A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They represent the performance of the Fund’s previous managers for the period prior to August 25, 2008. Since August 25, 2008, OppenheimerFunds, Inc. has been responsible for the Fund’s day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of an index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
19.07%	-26.40%
6/30/2009	12/31/2008

The Russell 1000 Value Index is a widely-recognized, capitalization-weighted index constructed to measure the performance of the large cap value segment of the U.S. equity market.

Average Annual Total Return (for Periods Ended December 31, 2009)
	1 Year	5 Years	10 Years
Large Cap Value Fund	33.62%	-1.33%	2.34%
Comparative Index (reflects no deduction for expenses and taxes)
Russell 1000 Value Index	19.69%	-0.25%	2.47%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

OppenheimerFunds, Inc.

Portfolio Managers

Mitch Williams, CFA, and John Damian have served as portfolio managers of the Fund since August 2008. Mr. Williams and Mr. Damian are Vice Presidents of OppenheimerFunds, Inc.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 124 of this prospectus.

FUND SUMMARY:  LARGE CORE VALUE FUND

Investment Objective	The investment objective of the Fund is to seek total return.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.46%
Distribution (12b-1) Fees	None
Other Expenses	0.29%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.76%	(a)

(a)	The total annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which are fees and expenses incurred indirectly by the Fund through its investments in the other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$78	$243	$422	$942

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests primarily in value stocks of large capitalization companies. Under normal conditions, the Fund invests at least 80% of its net assets in securities of large capitalization companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days' advance notice of any change. For this Fund, large capitalization companies are those companies having market capitalizations equal to or greater than the median capitalization of companies included in the Russell 1000 Value Index at the time of purchase (as of March 31, 2010, the median capitalization was $4.2 billion). Because the Fund’s definition of large capitalization companies is dynamic, it will change with the markets. Value stocks are stocks that, in the opinion of the Sub-Adviser, are inexpensive or undervalued relative to the overall stock market.

The Fund primarily invests in dividend-paying stocks. The Fund may also invest in fixed income securities, such as convertible debt securities, of any credit quality (including securities rated below investment grade ("junk bonds")), real estate investment trusts and non-income producing stocks. The Fund may invest up to 25% of its total assets in foreign securities, some of which may be located in emerging market countries. The Fund at times may engage in derivative transactions (such as options, futures contracts and options thereon, forward currency exchange contracts, covered short sales and equity swaps) to protect against stock price, interest rate or currency rate declines ("hedging"), to enhance returns, or as a substitute for the purchase or sale of securities or currencies.

The Sub-Adviser may consider a company’s dividend prospects and estimates of a company’s net value when selecting securities. The Sub-Adviser may sell a security when the Sub-Adviser’s price objective for the security is reached, the fundamentals of the company deteriorate, a security’s price falls below acquisition cost or to pursue more attractive investment options.

The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower Fund performance. An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning long-term growth of capital and income.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Fund’s performance could be reduced.

“Value” Investing Risk.  Because of its “value” style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Depositary Receipt Risk.  ADRs are subject to the risks associated with investing directly in foreign securities. In addition, investments in ADRs may be less liquid than the underlying shares in their primary trading market.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers, including ADRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Emerging Market Risk.  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

REITs Risk.  The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs, are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

Derivatives Risk.  The Fund may use derivatives (including futures, options and swaps) to gain market exposure and potentially to enhance returns. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested. The Fund’s use of derivative instruments also involves credit risk and liquidity risk.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Performance Information

The bar chart shows the performance of the Fund for the past calendar year and the table shows the performance of the Fund as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of an index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
14.96%	-14.54%
9/30/2009	3/31/2009

The Russell 1000 Value Index is a widely recognized, capitalization-weighted index constructed to measure the performance of the large cap value segment of the U.S. equity market.

Average Annual Total Return (for Periods Ended December 31, 2009)
	1 Year	Since Inception on August 25, 2008
Large Core Value Fund	16.76%	19.69%
Comparative Index (reflects no deduction for expenses and taxes)
Russell 1000 Value Index	-11.18%	-10.13%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Eaton Vance Management

Portfolio Manager

Michael R. Mach, a Vice President of Eaton Vance Management, has served as portfolio manager of the Fund since August 2008.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 124 of this prospectus.

FUND SUMMARY:  INDEX 500 FUND

Investment Objective	The investment objective of the Fund is to seek a total return (capital appreciation and income) which corresponds to that of the S&P 500 Index.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.07%
Distribution (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.37%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$38	$119	$208	$468

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in securities listed in the S&P 500® Index (the "Index"). This policy may be changed without the vote of shareholders but shareholders will be given 60 days' advance notice of any change. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Index and close substitutes (such as index futures contracts) that are designed to track the Index. The Index is a well-known stock market index that includes common stocks of approximately 500 companies from all major industries representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. Stocks in the Index are weighted according to their float adjusted capitalizations. The Fund may concentrate (invest 25% or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry.

The Sub-Adviser does not manage the Fund according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Sub-Adviser utilizes a "passive" investment approach, attempting to replicate the investment performance of the Index through automated statistical analytic procedures.

The Sub-Adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

The Sub-Adviser may at times purchase or sell futures contracts, or options on those futures, in lieu of investment directly in the stocks making up the Index. The Sub-Adviser might do so, for example, in order to increase the Fund's investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Sub-Adviser might use futures or options on futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the Fund's portfolio but the sale has not yet been completed. The Sub-Adviser may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of achieving a total return which corresponds to that of the Index.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Fund’s performance could be reduced.

Tracking Error Risk.  As an index fund, the Fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Sampling Risk.  The Fund may not fully replicate its benchmark index and may hold securities not included in the index. As a result, the Fund is subject to the risk that the Sub-Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the Fund may utilize a sampling approach, it may not track the return of the index as well as it would if the Fund purchased all of the securities in the benchmark index.

Concentration Risk.  To the extent the Fund concentrates its investments in issuers doing business in the same industry, the Fund will increase its investment exposure to the risks of that industry and will be subject to greater volatility.

Derivatives Risk.  The Fund may use derivatives (including futures, options and swaps) to gain market exposure and potentially to enhance returns. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested. The Fund’s use of derivative instruments also involves credit risk and liquidity risk.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They represent the performance of the Fund’s previous manager for the period prior to August 25, 2008. Since August 25, 2008, SSgA Funds Management, Inc. has been responsible for the Fund’s day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of an index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
15.74%	-21.85%
6/30/2009	12/31/2008

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks representing all major industries and is a widely recognized benchmark of general stock market performance.

Average Annual Total Return (for Periods Ended December 31, 2009)
	1 Year	5 Years	Since Inception on May 1, 2000
Index 500 Fund	26.11%	0.42%	-1.01%
Comparative Index (reflects no deduction for expenses and taxes)
S&P 500 Index	26.46%	0.42%	-0.90%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

SSgA Funds Management, Inc.

Portfolio Managers

Lynn Blake and John Tucker, both Principals of SSgA Funds Management, Inc., have served as portfolio managers of the Fund since August 2008.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 124 of this prospectus.

FUND SUMMARY:  MID CAP GROWTH FUND

Investment Objective	The investment objective of the Fund is to maximize capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.70%
Distribution (12b-1) Fees	None
Other Expenses	0.31%
Total Annual Fund Operating Expenses	1.01%
Less Fee Waivers	0.01%	(a)
Total Annual Fund Operating Expenses After Fee Waivers	1.00%

(a)	The Administrative and Corporate Services Agent has contractually agreed under the administrative and corporate services agreement to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 1.00% of average daily net assets. This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Further, this agreement is expected to continue for the life of the Fund, and the expense limitation may only be increased with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures below are based on the Fund’s "Total Annual Fund Operating Expenses After Fee Waivers.” Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$318	$552	$1,225

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 102% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. For purposes of this policy, mid capitalization companies have market capitalizations that fall within the market capitalization range of companies in the Russell Midcap Index at the time of purchase (as of March 31, 2010, this range was between $218 million and $17.8 billion). Because the Fund’s definition of mid-cap companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Fund will invest in securities of U.S. companies that the Sub-Adviser believes have strong earnings growth potential and that are diversified across economic sectors. The Fund will attempt to maintain sector concentrations that approximate those of the Russell Midcap Growth Index. The Fund’s exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily-weighted securities in the Russell Midcap Growth Index. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and may lower fund performance. An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average capital appreciation.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

Mid-Cap Risk.  Historically, mid-cap stocks have been riskier than large-cap stocks. Stock prices of mid-cap companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of an index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
25.80%	-32.07%
12/31/2001	9/30/2001

The Russell Midcap Growth Index is constructed to measure the performance of the mid-cap growth segment of the U.S. equity market.

Average Annual Total Return (for Periods Ended December 31, 2009)
	1 Year	5 Years	Since Inception on May 1, 2000
Mid Cap Growth Fund	47.79%	2.59%	-2.27%
Comparative Index (reflects no deduction for expenses and taxes)
Russell Midcap Growth Index	46.29%	2.40%	-1.46%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Turner Investment Partners, Inc.

Portfolio Managers

Christopher McHugh acts as the lead manager for the Fund and has served as portfolio manager of the Fund since May 2000. Jason Schrotberger and Tara Hedlund act as co-managers for the Fund, and have acted as portfolio managers of the Fund since October 2006. Mr. McHugh is Vice President and Senior Portfolio Manager of Turner. Mr. Schrotberger is a Security Analyst/Portfolio Manager of Turner. Ms. Hedlund is a Security Analyst/Portfolio Manager of Turner.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 124 of this prospectus.

FUND SUMMARY:  MID CAP VALUE FUND

Investment Objective	The investment objective of the Fund is to achieve growth of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.55%
Distribution (12b-1) Fees	None
Other Expenses	0.30%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.86%	(a)

(a)	The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which are fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$88	$274	$477	$1,061

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. For purposes of this policy, mid capitalization companies have market capitalizations that fall within the market capitalization range of companies in the Russell Midcap Index at the time of purchase (as of March 31, 2010, this range was between $218 million and $17.8 billion). Because the Fund’s definition of mid-cap companies is dynamic, the lower and upper limits on market capitalization will change with the markets. In selecting individual securities, the Sub-Adviser seeks well-managed companies whose stock prices are under-valued. To identify these companies, the Sub-Adviser looks for strong business fundamentals, consistent cash flow, and a sound track record through all phases of the market cycle. The Sub-Adviser may also consider the company’s position relative to competitors, a high level of stock ownership among management and a recent sharp decline in the stock price that appears to be the result of a short-term market over-reaction to negative news. The Sub-Adviser generally considers selling a stock when it reaches the Sub-Adviser’s target price, when it fails to perform as expected, or when other opportunities appear more attractive. The Sub-Adviser seeks to reduce risk by diversifying among many companies and industries.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average growth of capital.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

“Value” Investing Risk.  Because of its “value” style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Mid-Cap Risk.  Historically, mid-cap stocks have been riskier than large-cap stocks. Stock prices of mid-cap companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of an index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
25.30%	-28.74%
9/30/2009	12/31/2008

The Russell Midcap Value Index is constructed to measure the performance of the mid-cap value segment of the U.S. equity market.

Average Annual Total Return (for Periods Ended December 31, 2009)
	1 Year	5 Years	Since Inception on May 1, 2000
Mid Cap Value Fund	46.99%	0.13%	6.54%
Comparative Index (reflects no deduction for expenses and taxes)
Russell Midcap Value Index	34.21%	1.98%	7.69%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Neuberger Berman Management LLC

Portfolio Manager

S. Basu Mullick, a Vice President of Neuberger Berman, has managed the Fund since 2005.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 124 of this prospectus.

FUND SUMMARY:  MID CORE VALUE FUND

Investment Objective	The investment objective of the Fund is to achieve capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.72%
Distribution (12b-1) Fees	None
Other Expenses	0.48%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.21%	(a)

(a)	The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which are fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$123	$384	$665	$1,466

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 116% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of medium capitalization companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any changes. Medium capitalization companies have market capitalizations that, at the time of purchase, generally fall within the market capitalization range of companies in the Russell Midcap Index, a widely used benchmark for mid-cap stock performance, as of its most recent reconstitution (May 31, 2009), which was between $829 million and $12.2 billion. Equity securities in which the Fund may invest include common stocks, convertible bonds, convertible preferred stocks and warrants. In selecting investments, the Sub-Adviser seeks well-managed companies whose stock prices are under-valued. Generally, the Sub-Adviser, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. To identify these companies, the Sub-Adviser looks for changes in economies and financial environment, new or improved products or services, new or rapidly expanding markets, changes in management or structure of the company, price increases for a company’s products or services, improved efficiencies resulting from new technologies or changes in distribution and changes in government regulation, political climate or competitive condition.

The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower Fund performance. An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average growth of capital.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Mid-Cap Risk.  Historically, mid-cap stocks have been riskier than large-cap stocks. Stock prices of mid-cap companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

“Value” Investing Risk.  Because of its “value” style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Preferred Stock Risk.  Preferred stocks are sensitive to interest rate changes, and are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Warrant Risk.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of an index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
18.69%	-21.07%
9/30/2009	12/31/2008

The Russell Midcap Value Index is constructed to measure the performance of the mid-cap value segment of the U.S. equity market.

Average Annual Total Return (for Periods Ended December 31, 2009)
	1 Year	5 Years	Since Inception on May 1, 2002
Mid Core Value Fund	26.03%	-1.16%	3.03%
Comparative Index (reflects no deduction for expenses and taxes)
Russell Midcap Value Index	34.21%	1.98%	6.13%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Lord, Abbett & Co. LLC

Portfolio Managers

Robert P. Fetch, a Partner and Director of Lord Abbett, and Jeff Diamond, a Portfolio Manager of Lord Abbett, have served as portfolio managers of the Fund since February 2009 and June 2008, respectively.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 124 of this prospectus.

FUND SUMMARY:  SMID CAP GROWTH FUND

Investment Objective	The investment objective of the Fund is to seek long-term returns.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.66%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.42%	(a)
Less Fee Waivers	0.36%	(b)
Total Annual Fund Operating Expenses After Fee Waivers	1.06%	(a)

(a)	The total annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which are fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

(b)	The Administrative and Corporate Services Agent and the Fund's Investment Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 1.05% of average daily net assets per year. This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Further, this agreement is expected to continue for the life of the Fund, and may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures below are based on the Fund’s “Total Annual Fund Operating Expenses After Fee Waivers,” which includes its “Acquired Fund Fees and Expenses.” Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$108	$337	$585	$1,294

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.

Principal Investment Strategy

The Fund attempts to achieve its investment objective by investing primarily in common stocks of small and medium capitalization U.S. companies. Under normal conditions, the Fund invests at least 80% of its net assets in securities of small and medium capitalization companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. For purposes of this policy, small and medium capitalization companies have market capitalizations that fall within the market capitalization range of companies in the Russell 2500 Growth Index at the time of purchase (as of March 31, 2010, this range was between $17 million and $9 billion). Because the Fund’s definition of small and medium capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Fund’s investments in small capitalization companies may include micro-capitalization companies.

The Sub-Adviser’s strategy seeks superior, long-term returns by identifying growth companies at an early or transitional stage of development, before the market discovers their potential. The Sub-Adviser employs a bottom-up investment approach applying original idea generation, fundamental research, and security analysis emphasizing growth companies at attractive valuations. The Sub-Adviser’s approach emphasizes the predictability of earnings in order to seek to deliver superior investment results with controlled risk. The Sub-Adviser’s process is designed to identify small to mid cap companies with earnings growing at greater than 20% on average.

The Sub-Adviser constructs the Fund’s portfolio using a two-tier process in order to concentrate holdings in the Sub-Adviser’s “best ideas.” The Fund’s top tier is typically composed of 20-30 stocks typically comprising 40% to 50% of the Fund’s total assets. These top tier stocks have proven their ability over time to deliver earnings in line with, or better than, the Sub-Adviser’s expectations. The Fund’s primary tier is typically composed of 40-70 stocks typically comprising 50%-60% of the Fund’s total assets. These smaller positions’ potential and other characteristics have met the Sub-Adviser’s initial due diligence criteria of accelerating earnings growth, strong business fundamentals, and attractive valuations versus peer groups. Over time, stocks in the primary tier either join the top tier or are eliminated from the Fund’s portfolio. The primary tier allows the Sub-Adviser to make investments in promising opportunities, while recognizing the need for confirmation of the research and seasoning. The Sub-Adviser believes that the two-tiered approach allows for concentration in the Sub-Adviser’s best ideas, while at the same time maintaining prudent diversification. The Sub-Adviser seeks to have the Fund broadly diversified across industry groups.

The Sub-Adviser will sell a security when it reaches its target price and when a more attractive investment opportunity is available and the Fund is fully invested. If a security’s price falls 20% below cost (after adjustment for major market declines), the Sub-Adviser will review the security and, after such review, the security may be sold if the Sub-Adviser concludes that deteriorating fundamentals warrants the sale.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning long-term returns.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Small- and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Micro-Cap Risk.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements than small cap companies.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Performance Information

The bar chart shows the performance of the Fund for the past calendar year and the table shows the performance of the Fund as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of an index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
21.48%	-0.46%
6/30/2009	3/31/2009

The Russell 2500 Growth Index is designed to measure the performance of the small- to mid-cap growth segment of the U.S. equity market.

Average Annual Total Return (for Periods Ended December 31, 2009)
	1 Year	Since Inception on August 25, 2008
SMID Cap Growth Fund	54.15%	0.15%
Comparative Index (reflects no deduction for expenses and taxes)
Russell 2500 Growth Index	41.66%	-8.46%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Wells Capital Management Incorporated

Portfolio Managers

Stuart Roberts is a senior portfolio manager and Jerome Philpott serves as managing director and senior portfolio manager for Wells’ Montgomery Small Cap Growth Equity team. They have served as portfolio managers of the Fund since August 2008.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 124 of this prospectus.

FUND SUMMARY:  SMID CAP VALUE FUND

Investment Objective	The investment objective of the Fund is to seek long-term growth of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.95%
Distribution (12b-1) Fees	None
Other Expenses	0.57%
Total Annual Fund Operating Expenses	1.52%
Less Fee Waivers	0.38%	(a)
Total Annual Fund Operating Expenses After Fee Waivers	1.14%

(a)	The Administrative and Corporate Services Agent and the Fund's Investment Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 1.14% of average daily net assets per year. This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Further, this agreement is expected to continue for the life of the Fund, and may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures below are based on the Fund’s “Total Annual Fund Operating Expenses After Fee Waivers.” Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$116	$362	$628	$1,386

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests primarily in a diversified portfolio of equity securities of small and medium capitalization U.S. companies, generally representing 60 to 125 companies. Under normal conditions, the Fund invests at least 80% of its net assets in securities of small and medium capitalization companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. For this Fund, small and medium capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500™ Value Index (as of March 31, 2010, this amount was $14 million) and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500™ Value Index (as of March 31, 2010, this amount was $10.6 billion). Because the Fund’s definition of small and medium capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Fund’s investments in small capitalization companies may include micro-capitalization companies.

The Fund invests in companies that are determined by the Sub-Adviser to be undervalued, using its fundamental value approach. In selecting securities for the Fund, the Sub-Adviser uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Sub-Adviser’s fundamental value approach to equity investing generally defines value as the relationship between a security’s current price and its intrinsic economic value, as measured by long-term earnings prospects.

To the extent that companies involved in certain industries may from time to time constitute a material portion of the universe of small and medium capitalization companies, the Fund may also invest significantly in these industries (but not more than 25% of its total assets in any one industry).

The Sub-Adviser will generally sell a security when it reaches fair value on a risk-adjusted basis. Typically, growth in the size of a company’s market capitalization relative to other domestically traded companies will not cause the Sub-Adviser to dispose of the security.

The Fund may, but typically does not, enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Fund may invest in securities issued by non-U.S. companies and enter into forward commitments.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of long-term growth of capital.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Small- and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. These risks are even greater for the micro-cap companies that the Fund may own.

Micro-Cap Risk.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements than small cap companies.

“Value” Investing Risk.  Because of its “value” style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Depositary Receipt Risk.  ADRs are subject to the risks associated with investing directly in foreign securities. In addition, investments in ADRs may be less liquid than the underlying shares in their primary trading market.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers, including ADRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Derivatives Risk.  The Fund may use derivatives (including futures, options and swaps) to gain market exposure and potentially to enhance returns. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested. The Fund’s use of derivative instruments also involves credit risk and liquidity risk.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Performance Information

The bar chart shows the performance of the Fund for the past calendar year and the table shows the performance of the Fund as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of an index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
24.07%	-10.74%
9/30/2009	3/31/2009

The Russell 2500 Value Index is constructed to measure the performance of the small- to mid-cap value segment of the U.S. equity market.

Average Annual Total Return (for Periods Ended December 31, 2009)
	1 Year	Since Inception on August 25, 2008
SMID Cap Value Fund	45.59%	-0.35%
Comparative Index (reflects no deduction for expenses and taxes)
Russell 2500 Value Index	27.68%	-7.29%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

AllianceBernstein L.P.

Portfolio Managers

James MacGregor is currently the Chief Investment Officer and has served as a portfolio manager of the Fund since August 2008. Joseph Gerard Paul is currently a Senior Vice President of AllienceBernstein L.P., and has served as a portfolio manager of the Fund since August 2008. Andrew Weiner is currently a Senior Analyst of AllienceBernstein L.P., and has served as a portfolio manager of the Fund since August 2008.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 124 of this prospectus.

FUND SUMMARY:  SMALL CAP GROWTH FUND

Investment Objective	The investment objective of the Fund is capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.76%
Distribution (12b-1) Fees	None
Other Expenses	0.35%
Total Annual Fund Operating Expenses	1.11%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$113	$353	$612	$1,352

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 163% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities of small capitalization companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days' advance notice of any change. For purposes of this policy, small capitalization companies have market capitalizations of less than $3 billion. The Fund’s investments in small capitalization companies may include micro-capitalization companies.

The Sub-Adviser's investment process focuses on bottom-up, fundamental analysis. The Sub-Adviser considers growth companies to include companies that it believes to have above average growth prospects (relative to companies in the same industry or the market as a whole). In seeking to identify these companies, the Sub-Adviser will consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength, cash flow growth, asset value growth and earnings growth. Through in-depth proprietary research, the Sub-Adviser searches for non-consensus information regarding the growth prospects for small capitalization companies. The investment process includes both quantitative and qualitative analysis aimed at identifying candidate securities. The Sub-Adviser generates investment ideas from numerous sources, including proprietary research, Wall Street research, investment publications and quantitative data. Once a potential investment is identified, the Sub-Adviser conducts a quantitative analysis to determine if the stock is reasonably priced with respect to its peer group on a historical and current basis. Then fundamental research is conducted, focusing on a review of financial statements and third-party research. The Sub-Adviser may interview company management, competitors and other industry experts to gauge the company's business model, future prospects and financial outlook. For new investments, the Sub-Adviser positions the size of investment based upon the combined analysis of thesis conviction, risk/reward, and portfolio construction, among other factors, which position size may then be increased or decreased based upon continuous fluctuations in these factors over time. Industry weightings are periodically evaluated versus the benchmark; the Sub-Adviser may trim positions in industries that become significantly overweight relative to the Fund's benchmark and may sell a stock when an alternative investment opportunity is deemed more attractive. The Sub-Adviser seeks to diversify the portfolio among different industries.

In addition to common stocks, the Fund may invest in other kinds of equity securities, including preferred stocks, convertible securities and warrants. The Fund may invest up to 15% of its assets in non·U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs) and in technology or technology-related companies. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and may lower fund performance.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in small cap growth companies in the hope of earning capital appreciation.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Small-Cap Risk.  Historically, small-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Micro-Cap Risk.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements than small cap companies.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

Depositary Receipt Risk.  ADRs are subject to the risks associated with investing directly in foreign securities. In addition, investments in ADRs may be less liquid than the underlying shares in their primary trading market.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers, including ADRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Preferred Stock Risk.  Preferred stocks are sensitive to interest rate changes, and are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Warrant Risk.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

IPOs Risk.  The Fund may purchase securities in IPOs, which are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.

Investment Style Risk.  The Fund may have greater risk to the extent it invests a substantial portion of its assets in the technology sector. The industries composing the technology sector may share common characteristics, may be subject to similar business risks and regulatory burdens, and may react similarly to economic, market, political or other developments. The Fund is also subject to the risk that the securities of issuers in the technology sector that the Fund purchases will underperform other market sectors or the market as a whole.

Derivatives Risk.  The Fund may use derivatives (including futures and options) to gain market exposure and potentially to enhance returns. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested. The Fund’s use of derivative instruments also involves credit risk and liquidity risk.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They represent the performance of the Fund’s previous managers for the period prior to August 25, 2008. Since August 25, 2008, Allianz Global Investors Capital LLC (or its affiliate), has been responsible for the Fund’s day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of an index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
34.99%	-28.98%
6/30/2009	12/31/2008

The Russell 2000 Growth Index is a widely-recognized, capitalization-weighted index that is constructed to provide a measure of the performance of the small-cap growth segment of the U.S. equity market.

Average Annual Total Return (for Periods Ended December 31, 2009)
	1 Year	5 Years	10 Years
Small Cap Growth Fund	58.65%	-2.17%	-6.62%
Comparative Index (reflects no deduction for expenses and taxes)
Russell 2000 Growth Index	34.47%	0.87%	-1.37%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Allianz Global Investors Capital LLC

Portfolio Manager

Michael Corelli, a portfolio manager for Allianz Global Investors Capital's Small Cap Growth strategy, has served as portfolio manager of the Fund since its inception in August 2008.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 124 of this prospectus.

FUND SUMMARY:  SMALL CAP VALUE FUND

Investment Objective	The investment objective of the Fund is to seek capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.85%
Distribution (12b-1) Fees	None
Other Expenses	0.32%
Total Annual Fund Operating Expenses	1.17%
Less Fee Waivers	0.02%	(a)
Total Annual Fund Operating Expenses After Fee Waivers	1.15%

(a)	The Fund's Investment Adviser has contractually agreed under its Investment Advisory Agreement with the Company to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 1.15% of average daily net assets per year. This agreement is expected to continue for the life of the Fund, and the expense limitation can only be increased with the approval of the Company’s Board of Directors and the Fund’s shareholders.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures below are based on the Fund’s "Total Annual Fund Operating Expenses After Fee Waivers." Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$117	$365	$633	$1,398

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000 Value Index at the time of investment (as of March 31, 2010, this range was between $14 million and $4 billion). This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. Because the Fund’s definition of small-cap issuers is dynamic, the lower and upper limits on market capitalization will change with the markets. The Fund’s investments in small capitalization companies may include micro-capitalization companies and “unseasoned companies,” which are companies that (together with their predecessors) have operated for less than three years. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price to book ratio and lower forecasted growth values. Through fundamental proprietary research the Fund will attempt to take advantage of what the Sub-Adviser believes to be well-positioned cash generating businesses run by shareholder-orientated managements. The Sub-Adviser will seek to buy these companies opportunistically at a price low enough to provide a healthy margin of safety. Under normal circumstances, the Fund’s investment horizons for ownership of stocks will be two to three years.

Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 15% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may, but is not required to, undertake hedging activities and may invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques to hedge currency risks associated with the purchase of individual securities denominated in a foreign currency. The Fund may invest in the aggregate up to 20% of its net assets plus any borrowings for investment purposes in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000 Value Index at the time of investment.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in small-cap stocks in the hope of earning above-average capital appreciation.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Small-Cap Risk.  Historically, small-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Micro-Cap Risk.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements than small cap companies.

“Value” Investing Risk.  Because of its “value” style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Unseasoned Company Risk.  Unseasoned companies do not have an established financial history, and securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Emerging Market Risk.  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries.

Investment Style Risk.  The Fund is subject to the risk that its principal market segment, small capitalization companies, may underperform compared to other market segments or the equity markets as a whole.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They represent the performance of the Fund’s previous managers for the period prior to August 1, 2004. Since August 1, 2004, Goldman Sachs Asset Management, L.P. has been responsible for the Fund’s day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of an index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
31.40%	-28.29%
6/30/2003	9/30/2002

The Russell 2000 Value Index is a widely-recognized, capitalization-weighted index that is constructed to provide a measure of the performance of the small-cap value segment of the U.S. equity market.

Average Annual Total Return (for Periods Ended December 31, 2009)
	1 Year	5 Years	10 Years
Small Cap Value Fund	26.93%	1.29%	9.00%
Comparative Index (reflects no deduction for expenses and taxes)
Russell 2000 Value Index	20.58%	-0.01%	8.27%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Goldman Sachs Asset Management, L.P.

Portfolio Managers

Dolores Bamford, CFA, Managing Director of Goldman, has served as portfolio manager of the Fund since August 2004.

James (Chip) B. Otness, CFA, Managing Director of Goldman, has served as portfolio manager of the Fund since August 2004.

Sally Pope Davis, Vice President of Goldman, has served as portfolio manager of the Fund since August 2004.

Robert Crystal, Vice President of Goldman, has served as portfolio manager of the Fund since March 2006.

Scott Carroll, CFA, Managing Director of Goldman, has served as portfolio manager of the Fund since August 2004.

J. Kelly Flynn, Vice President of Goldman, has served as portfolio manager of the Fund since August 2004.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 124 of this prospectus.

FUND SUMMARY:  SMALL CAP INDEX FUND

Investment Objective	The investment objective of the Fund is to seek to replicate the returns and characteristics of a small cap index.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	1.71%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	2.02%	(a)
Less Fee Waivers	1.46%	(b)
Total Annual Fund Operating Expenses After Fee Waivers	0.56%	(a)

(a)	The total annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which are fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

(b)	The Administrative and Corporate Services Agent and the Fund's Investment Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 0.55% of average daily net assets per year. This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Further, this agreement is expected to continue for the life of the Fund, and may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures below are based on the Fund’s "Total Annual Fund Operating Expenses After Fee Waivers," which includes its "Acquired Fund Fees and Expenses." Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$57	$179	$313	$701

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in securities listed in the Russell 2000® Index (the "Index"). This policy may be changed without the vote of shareholders but shareholders will be given 60 days' advance notice of any change. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Index and close substitutes (such as index futures contracts) that are designed to track the Index. The Index measures the performance of the 2,000 smallest companies (based on total market capitalization) in the Russell 3000® Index. The Fund may concentrate (invest 25% or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry. The Fund’s investments in small capitalization companies may include micro-capitalization companies.

The Sub-Adviser does not manage the Fund according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Sub-Adviser utilizes a "passive" investment approach, attempting to replicate the investment performance of its benchmark Index through automated statistical analytic procedures.

The Sub-Adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

The Sub-Adviser may at times purchase or sell futures contracts, or options on those futures, in lieu of investment directly in the stocks making up the Index. The Sub-Adviser might do so, for example, in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Sub-Adviser might use futures or options on futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed. The Sub-Adviser may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in small cap common stocks in the hope of achieving returns similar to that of the Index.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Small-Cap Risk.  Historically, small-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Micro-Cap Risk.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements than small cap companies.

Investment Style Risk.  In addition, the Fund is subject to the risk that its principal market segment, small capitalization companies, may underperform compared to other market segments or the equity markets as a whole.

Tracking Error Risk.  As an index fund, the Fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Sampling Risk.  The Fund may not fully replicate its benchmark index and may hold securities not included in the index. As a result, the Fund is subject to the risk that the Sub-Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the Fund may utilize a sampling approach, it may not track the return of the index as well as it would if the Fund purchased all of the securities in the benchmark index.

Concentration Risk.  To the extent the Fund concentrates its investments in issuers doing business in the same industry, the Fund will increase its investment exposure to the risks of that industry and will be subject to greater volatility.

Derivatives Risk.  The Fund may use derivatives (including futures, options and swaps) to gain market exposure and potentially to enhance returns. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested. The Fund’s use of derivative instruments also involves credit risk and liquidity risk.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Performance Information

The bar chart shows the performance of the Fund for the past calendar year and the table shows the performance of the Fund as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of an index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
20.47%	-15.09%
6/30/2009	3/31/2009

The Russell 2000 Index is a widely-recognized, capitalization-weighted index that is constructed to provide a measure of the performance of the small-cap segment of the U.S. equity market.

Average Annual Total Return (for Periods Ended December 31, 2009)
	1 Year	Since Inception on August 25, 2008
Small Cap Index Fund	26.15%	-8.74%
Comparative Index (reflects no deduction for expenses and taxes)
Russell 2000 Index	27.17%	-9.99%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

SSgA Funds Management, Inc.

Portfolio Managers

Lynn Blake and John Tucker, both Principals of SSgA Funds Management, Inc., have served as portfolio managers of the Fund since August 2008.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 124 of this prospectus.

FUND SUMMARY:  DEVELOPED INTERNATIONAL INDEX FUND

Investment Objective	The investment objective of the Fund is to seek to replicate the returns and characteristics of an international index composed of securities from developed countries.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	1.85%
Total Annual Fund Operating Expenses	2.15%
Less Fee Waivers	1.56%	( a)
Total Annual Fund Operating Expenses After Fee Waivers	0.59%

(a)	The Administrative and Corporate Services Agent and the Fund's Investment Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 0.59% of average daily net assets per year. Further, this agreement is expected to continue for the life of the Fund, and may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures below are based on the Fund’s "Total Annual Fund Operating Expenses After Fee Waivers." Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in securities listed in the Morgan Stanley Capital International® Europe, Australasia, Far East (MSCI EAFE) Index (the "Index"). This policy may be changed without the vote of shareholders but shareholders will be given 60 days' advance notice of any change. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Index (including ADRs and GDRs) and close substitutes (such as index futures contracts) that are designed to track the Index. The Index is an arithmetic, market value-weighted average of the performance of approximately

1,000 securities primarily from Europe, Australia, Asia and the Far East. The Fund may concentrate (invest 25% or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry.

The Sub-Adviser does not manage the Fund according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Sub-Adviser utilizes a “passive” investment approach, attempting to replicate the investment performance of its benchmark Index through automated statistical analytic procedures.

The Sub-Adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

The Sub-Adviser may at times purchase or sell futures contracts, or options on those futures, in lieu of investment directly in the stocks making up the Index. The Sub-Adviser might do so, for example, in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Sub-Adviser might use futures or options on futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed. The Sub-Adviser may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index, including matching the Index’s currency exposures.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in international securities in the hope of achieving returns similar to that of the Index.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Tracking Error Risk.  As an index fund, the Fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Sampling Risk.  The Fund may not fully replicate its benchmark index and may hold securities not included in the index. As a result, the Fund is subject to the risk that the Sub-Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the Fund may utilize a sampling approach, it may not track the return of the index as well as it would if the Fund purchased all of the securities in the benchmark index.

Depositary Receipt Risk.  ADRs and GDRs are subject to the risks associated with investing directly in foreign securities. In addition, investments in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and may be more volatile.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers, including ADRs and GDRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Concentration Risk.  To the extent the Fund concentrates its investments in issuers doing business in the same industry, the Fund will increase its investment exposure to the risks of that industry and will be subject to greater volatility.

Investment Style Risk.  The Fund is subject to the risk that its principal market segment, securities of companies located in developed international countries, may underperform compared to other market segments or the equity markets as a whole.

Derivatives Risk.  The Fund may use derivatives (including futures, options and swaps) to gain market exposure and potentially to enhance returns. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested. The Fund’s use of derivative instruments also involves credit risk and liquidity risk.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Performance Information

The bar chart shows the performance of the Fund for the past calendar year and the table shows the performance of the Fund as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of an index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
25.12%	-15.59%
6/30/2009	3/31/2009

The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index that is a widely recognized benchmark of international equity performance.

Average Annual Total Return (for Periods Ended December 31, 2009)
	1 Year	Since Inception on August 25, 2008
Developed International Index Fund	28.52%	-6.05%
Comparative Index (reflects no deduction for expenses and taxes)
MSCI EAFE Index	32.46%	-8.67%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

SSgA Funds Management, Inc.

Portfolio Managers

Lynn Blake and John Tucker, both Principals of SSgA Funds Management, Inc., have served as portfolio managers of the Fund since August 2008.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 124 of this prospectus.

FUND SUMMARY:  INTERNATIONAL EQUITY FUND

Investment Objective	The investment objective of the Fund is to achieve capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.85%
Distribution (12b-1) Fees	None
Other Expenses	0.42%
Total Annual Fund Operating Expenses	1.27%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$129	$403	$697	$1,534

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities, such as common stocks, preferred stocks, convertible bonds, and warrants. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. The Fund will invest primarily in companies operating in the countries in Europe and the Pacific Basin. The countries include the eleven Euro-zone countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), the United Kingdom, Denmark, Sweden, Switzerland, Norway, Japan, Hong Kong, Australia, New Zealand and Singapore. The Sub-Adviser employs bottom-up stock and business analysis to identify high-quality growth companies. Typically, these companies tend to be well managed with the following attributes: consistent operating histories and financial performance; favorable long-term economic prospects; free cash flow generation; and competent management that can be counted on to use cash flow wisely, and channel the reward from the business back to its shareholders. The Sub-Adviser’s goal is to construct a portfolio of high-quality growth companies in the developed markets of Europe and the Pacific Basin. With approximately 40-60 stocks, the Fund seeks to be well diversified and will have investments in at least 10 countries and 5 sectors at all times. The Fund may invest in securities of companies in emerging and developing markets. The Fund may, but is not required to, undertake hedging activities and may invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques to hedge currency risks associated with the purchase of individual securities denominated in a foreign currency.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of international investing in the hope of realizing capital appreciation while diversifying their investment portfolio.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Emerging Market Risk.  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Investment Style Risk.  The Fund is subject to the risk that its principal market segment, international equity securities, may underperform compared to other market segments or the equity markets as a whole.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Preferred Stock Risk.  Preferred stocks are sensitive to interest rate changes, and are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Warrant Risk.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of an index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
20.28%	-19.10%
12/31/2004	9/30/2008

The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index that is a widely recognized benchmark of international equity performance.

Average Annual Total Return (for Periods Ended December 31, 2009)
	1 Year	5 Years	10 Years
International Equity Fund	21.74%	5.49%	1.74%
Comparative Index (reflects no deduction for expenses and taxes)
MSCI EAFE Index	32.46%	4.02%	1.58%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Vontobel Asset Management, Inc.

Portfolio Manager

Rajiv Jain, Managing Director of Vontobel, has served as the portfolio manager of the Fund since February 2002.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 124 of this prospectus.

FUND SUMMARY:  EMERGING MARKETS EQUITY FUND

Investment Objective	The investment objective of the Fund is to seek to achieve capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	1.18%
Distribution (12b-1) Fees	None
Other Expenses	1.02%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	2.21%	(a)

(a)	The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which are fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$224	$691	$1,185	$2,544

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities located in emerging market countries. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. For this Fund, an issuer is considered to be located in an emerging market country if, at the time of investment:(i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging market countries, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. The Sub-Adviser will base determinations as to a company’s eligibility on publicly available information and inquiries made to the company.

The Sub-Adviser considers emerging market countries to be countries that the international financial community, including the World Bank and the International Finance Corporation, considers to be emerging or developing countries on the basis of such factors as trade initiatives, per capita income and level of industrialization. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Allocation of the Fund’s investments will depend upon the relative attractiveness of emerging countries and particular issuers. There are no prescribed limits on the geographic distribution of the Fund’s investments.

Currently, investing in issuers in many emerging countries is not feasible or may involve unacceptable political risks. The Fund emphasizes investment in those emerging countries whose economies are developing strongly and whose markets are becoming more sophisticated.

The Sub-Adviser seeks to maximize returns by investing in growth-oriented equity securities of emerging country issuers. The Sub-Adviser combines top-down country criteria to allocate the Fund’s assets among countries (based on relative economic, political and social fundamentals, stock valuations, and investor sentiment) with bottom-up fundamental analysis of issuers (seeking to identify issuers with strong earnings growth potential). Portfolio securities are typically sold when any one or more of these assessments materially changes. The Sub-Adviser attempts to manage the overall risk of its investments through its emphasis on thorough macroeconomic and fundamental research.

The Fund invests primarily in equity securities, including common and preferred stocks, convertible securities, rights and warrants to purchase common stock, and depositary receipts. The Fund may invest in securities of micro-, small- and medium-capitalization companies. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and, to the extent available, currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks. The Fund may purchase securities of other investment companies. The Fund may invest up to 20% of its net assets in debt securities, including up to 5% of its total assets in non-investment grade debt securities (“junk bonds”). The Fund may invest up to 10% of its assets in foreign real estate companies.

The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower Fund performance. An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in emerging market equity securities in the hope of achieving capital appreciation.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Depositary Receipt Risk.  ADRs and GDRs are subject to the risks associated with investing directly in foreign securities. In addition, investments in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Emerging Market Risk.  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Investment Style Risk.  The Fund is subject to the risk that its principal market segment, equity securities of emerging market companies, may underperform compared to other market segments or the equity markets as a whole.

Small- and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Micro-Cap Risk.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements than small cap companies.

Other Investment Company Risk.  When the Fund invests in another investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

Derivatives Risk.  The Fund may use derivatives (including futures, options and swaps) to gain market exposure and potentially to enhance returns. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested. The Fund’s use of derivative instruments also involves credit risk and liquidity risk.

Foreign Real Estate Company Risk.  Investing in foreign real estate companies makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. Foreign real estate companies have their own expenses, and the Fund will bear a proportionate share of those expenses.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Performance Information

The bar chart shows the performance of the Fund for the past calendar year and the table shows the performance of the Fund as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of an index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
34.74%	-4.84%
6/30/2009	3/31/2009

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is designed to measure equity market performance in the global emerging markets.

Average Annual Total Return (for Periods Ended December 31, 2009)
	1 Year	Since Inception on August 25, 2008
Emerging Markets Equity Fund	65.64%	-0.28%
Comparative Index (reflects no deduction for expenses and taxes)
MSCI Emerging Markets Index	79.02%	5.15%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Morgan Stanley Investment Management, Inc.

Portfolio Managers

Ruchir Sharma, a Managing Director, has served as a portfolio manager of the Fund since August 2008. James Cheng, a Managing Director, has served as a portfolio manager of the Fund since its inception in August 2008. Paul Psaila, a Managing Director, has served as a portfolio manager of the Fund since its inception in August 2008. Eric Carlson, a Managing Director, has served as a portfolio manager of the Fund since its inception in August 2008. William Scott Piper, an Executive Director, has served as a portfolio manager of the Fund since its inception in August 2008. Ana Cristina Piedrahita, an Executive Director, has served as a portfolio manager of the Fund since its inception in August 2008.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 124 of this prospectus.

FUND SUMMARY:  REIT FUND

Investment Objective	The investment objective of the Fund is to achieve a high total return consistent with reasonable investment risks.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.66%
Distribution (12b-1) Fees	None
Other Expenses	0.37%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.04%	(a)

(a)	The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which are fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$106	$331	$574	$1,271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 163% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of real estate investment trusts (“REITs”). This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. A REIT is a separately managed trust that makes investments in various real estate businesses. A REIT may invest in real estate such as shopping centers, office buildings, apartment complexes, hotels and casinos. In addition, the Fund may invest up to 20% of its total assets in equity securities of (i) companies not principally engaged in the real estate business, but which are engaged in businesses related to real estate, such as manufacturers and distributors of building supplies, financial institutions that make or service mortgages; and (ii) companies whose real estate assets are substantial relative to the companies’ stock market valuations, such as retailers, railroads and paper and forest products companies. The Sub-Adviser seeks to buy securities that are selling at a discount to its underlying market value of the underlying real estate. The Sub-Adviser will re-evaluate and consider selling securities that become overvalued or no longer contain these fundamental characteristics. The Fund anticipates that approximately 10% to 15% of the REITs it holds may have operating histories of less than three years.

The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower Fund performance. An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of real estate and real estate related investing in the hope of realizing capital appreciation while diversifying their investment portfolio.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

REITs Risk.  The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs, are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

Small- and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Micro-Cap Risk.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements than small cap companies.

Concentration Risk.  The Fund is concentrated, which means compared to a non-concentrated fund, it invests a higher percentage of its assets in the real estate sector of the market. As a result, the economic, political and regulatory developments in that industry have a greater impact on the Fund’s net asset value and will cause its shares to fluctuate more that if the Fund did not concentrate its investments.

Investment Style Risk.  The Fund is subject to the risk that its principal market segment, equity securities of real estate investment trusts, may underperform compared to other market segments or the equity markets as a whole.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of an index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
30.58%	-40.76%
9/30/2009	12/31/2008

The Wilshire US Real Estate Securities Index is a broad, passive measure of the performance of publicly traded real estate securities, such as REITs.

Average Annual Total Return (for Periods Ended December 31, 2009)
	1 Year	5 Years	Since Inception on May 1, 2002
REIT Fund	26.54%	-1.18%	6.31%
Comparative Index (reflects no deduction for expenses and taxes)
Wilshire US Real Estate Securities Index	29.20%	-0.23%	7.24%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Heitman Real Estate Securities LLC

Portfolio Managers

Timothy J. Pire, CFA, is Managing Director of Heitman, and has served as a portfolio manager of the Fund since May 2002. Jeffrey D. Yurk, CFA, is a Vice President of Heitman, and has served as a portfolio manager of the Fund since August 2009. Michael K. Moran is a Vice President of Heitman, and has served as a portfolio manager of the Fund since August 2009.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 124 of this prospectus.

FUND SUMMARY:  AGGRESSIVE ALLOCATION FUND

Investment Objective	The investment objective of the Fund is to seek to achieve long-term capital growth consistent with its asset allocation strategy.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Aggressive Allocation Fund
Investment Advisory Fees	0.10%
Distribution (12b-1) Fees	None
Other Expenses	0.38%
Acquired Fund Fees and Expenses	0.84%
Total Annual Fund Operating Expenses	1.32%	(a)
Less Fee Waivers	0.15%	(b)
Total Annual Fund Operating Expenses After Fee Waivers	1.17%	(a)

(a)	The total annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which are fees and expenses incurred indirectly by the Fund through its investments in the underlying funds.

(b)	The Administrative and Corporate Services Agent and the Fund's Investment Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 0.33% of average daily net assets per year. This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Further, this agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures below are based on the Fund’s “Total Annual Fund Operating Expenses After Fee Waivers,” which includes its “Acquired Fund Fees and Expenses.” Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$119	$372	$644	$1,420

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy. Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with its target asset allocations. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

The Fund has its own distinct target portfolio allocation and is designed to accommodate specific investment goals and risk tolerances. Through its investments in the underlying funds, the Fund’s target allocation is intended to allocate the Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities. The portfolio of the Fund is more heavily allocated to stocks, and reflects an aggressive approach.

In determining the asset allocation of the Fund, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds. Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the Adviser’s opinion, enhance the return potential of the Fund. These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on the Fund’s investment objective.

The following chart shows the Fund’s target asset allocation among the various asset classes. The Adviser may permit modest deviations from the target asset allocations listed below. Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Class	Target Asset Allocation
Equity Funds	85% - 100%
Fixed Income and Money Market Funds	0% - 15%

The Adviser reserves the right to modify the Fund’s target asset allocations and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change. The Adviser may periodically rebalance the Fund’s investments in the underlying funds to bring the Fund back within its target range.

Principal Risks

Asset Allocation Risk.  The Fund’s particular asset allocation can have a significant effect on performance. The Fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, the Fund’s performance could suffer if a particular asset class does not perform as expected.

Market Risk.  Equity and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk.  The Fund purchases shares of the underlying funds. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund’s expenses. The value of your investment in the Fund is based primarily on the prices of the underlying funds that the Fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and underlying fund allocation.

Investment Risk.  An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.

Small- and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

“Value” Investing Risk.  An underlying fund that employs a “value” style of investing could suffer losses or produce poor results relative to other funds, even in a rising market, if the adviser’s or sub-adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Foreign Investment Risk.  An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

Derivatives Risk.  An underlying fund may use derivatives (including futures, options and swaps) to gain market exposure and potentially to enhance returns. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the underlying fund to lose more than the principal amount invested. An underlying fund’s use of derivative instruments also involves credit risk and liquidity risk.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

Direct Investment Risk.  The Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and such risks are summarized above.

Performance Information

The bar chart shows the performance of the Fund for the past calendar year and the table shows the performance of the Fund as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of an index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
17.31%	-10.22%
6/30/2009	3/31/2009

The Russell 3000 Index is an unmanaged index that is a widely recognized benchmark of general stock market performance. The Barclays Capital U.S. Aggregate Bond Index is designed to measure the performance of the U.S. investment grade bond market.

Average Annual Total Return (for Periods Ended December 31, 2009)
	1 Year	Since Inception on August 25, 2008
Aggressive Allocation Fund	28.94%	-6.69%
Comparative Indexes (reflects no deduction for expenses and taxes)
Russell 3000 Index	28.34%	5.93%
Barclays Capital US Aggregate Bond Index	-8.01%	7.19%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Managers

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Keith G. Huckerby, Vice President of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 124 of this prospectus.

FUND SUMMARY:  MODERATELY AGGRESSIVE ALLOCATION FUND

Investment Objective	The investment objective of the Fund is to seek to achieve long-term capital growth and current income consistent with its asset allocation strategy.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Moderately Aggressive Allocation Fund
Investment Advisory Fees	0.10%
Distribution (12b-1) Fees	None
Other Expenses	0.24%
Acquired Fund Fees and Expenses	0.79%
Total Annual Fund Operating Expenses	1.13%	(a)
Less Fee Waivers	0.01%	(b)
Total Annual Fund Operating Expenses After Fee Waivers	1.12%	(a)

(a)	The total annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which are fees and expenses incurred indirectly by the Fund through its investments in the underlying funds.

(b)	The Administrative and Corporate Services Agent and the Fund's Investment Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 0.33% of average daily net assets per year. This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Further, this agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures below are based on the Fund’s “Total Annual Fund Operating Expenses After Fee Waivers,” which includes its “Acquired Fund Fees and Expenses.” Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$114	$356	$617	$1,363

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy. Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with its target asset allocations. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

The Fund has its own distinct target portfolio allocation and is designed to accommodate specific investment goals and risk tolerances. Through its investments in the underlying funds, the Fund’s target allocation is intended to allocate the Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities. The portfolio of the Fund is more heavily allocated to stocks, and reflects a moderately aggressive approach.

In determining the asset allocation of the Fund, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds. Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the Adviser’s opinion, enhance the return potential of the Fund. These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on the Fund’s investment objective.

The following chart shows the Fund’s target asset allocation among the various asset classes. The Adviser may permit modest deviations from the target asset allocations listed below. Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Class	Target Asset Allocation
Equity Funds	70% -100%
Fixed Income and Money Market Funds	0% - 30%

The Adviser reserves the right to modify the Fund’s target asset allocations and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change. The Adviser may periodically rebalance the Fund’s investments in the underlying funds to bring the Fund back within its target range.

Principal Risks

Asset Allocation Risk.  The Fund’s particular asset allocation can have a significant effect on performance. The Fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, the Fund’s performance could suffer if a particular asset class does not perform as expected.

Market Risk.  Equity and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk.  The Fund purchases shares of the underlying funds. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund’s expenses. The value of your investment in the Fund is based primarily on the prices of the underlying funds that the Fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and underlying fund allocation.

Investment Risk.  An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.

Small-and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

“Value” Investing Risk.  An underlying fund that employs a “value” style of investing could suffer losses or produce poor results relative to other funds, even in a rising market, if the adviser’s or sub-adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Foreign Investment Risk.  An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

Derivatives Risk.  An underlying fund may use derivatives (including futures, options and swaps) to gain market exposure and potentially to enhance returns. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the underlying fund to lose more than the principal amount invested. An underlying fund’s use of derivative instruments also involves credit risk and liquidity risk.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

Direct Investment Risk.  The Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and such risks are summarized above.

Performance Information

The bar chart shows the performance of the Fund for the past calendar year and the table shows the performance of the Fund as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of an index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
14.52%	-6.94%
9/30/2009	3/31/2009

The Russell 3000 Index is an unmanaged index that is a widely recognized benchmark of general stock market performance. The Barclays Capital U.S. Aggregate Bond Index is designed to measure the performance of the U.S. investment grade bond market.

Average Annual Total Return (for Periods Ended December 31, 2009)
	1 Year	Since Inception on August 25, 2008
Moderately Aggressive Allocation Fund	27.25%	-0.06%
Comparative Indexes (reflects no deduction for expenses and taxes)
Russell 3000 Index	28.34%	-8.01%
Barclays Capital US Aggregate Bond Index	5.93%	7.19%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Managers

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Keith G. Huckerby, Vice President of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 124 of this prospectus.

FUND SUMMARY:  MODERATE ALLOCATION FUND

Investment Objective	The investment objective of the Fund is to seek to achieve long-term capital growth and current income consistent with its asset allocation strategy.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Moderate Allocation Fund
Investment Advisory Fees	0.10%
Distribution (12b-1) Fees	None
Other Expenses	0.23%
Acquired Fund Fees and Expenses	0.75%
Total Annual Fund Operating Expenses	1.08%	(a)

(a)	The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which are fees and expenses incurred indirectly by the Fund through its investments in the underlying funds.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$110	$343	$595	$1,317

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy. Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with its target asset allocations. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

The Fund has its own distinct target portfolio allocation and is designed to accommodate specific investment goals and risk tolerances. Through its investments in the underlying funds, the Fund’s target allocation is intended to allocate the Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities. The portfolio of the Fund is allocated among stock, bond and cash investments with a majority of it assets allocated to stocks, and is designed to offer investors an investment option that is less aggressive than the Penn Series Aggressive Allocation and Moderately Aggressive Allocation Funds, but more aggressive than the Penn Series Moderately Conservative Allocation and Conservative Allocation Funds.

In determining the asset allocation of the Fund, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds. Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the Adviser’s opinion, enhance the return potential of the Fund. These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on the Fund’s investment objective.

The following chart shows the Fund’s target asset allocation among the various asset classes. The Adviser may permit modest deviations from the target asset allocations listed below. Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Class	Target Asset Allocation
Equity Funds	50% - 70%
Fixed Income and Money Market Funds	30% - 50%

The Adviser reserves the right to modify the Fund’s target asset allocations and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change. The Adviser may periodically rebalance the Fund’s investments in the underlying funds to bring the Fund back within its target range.

Principal Risks

Asset Allocation Risk.  The Fund’s particular asset allocation can have a significant effect on performance. The Fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, the Fund’s performance could suffer if a particular asset class does not perform as expected.

Market Risk.  Equity and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk.  The Fund purchases shares of the underlying funds. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund’s expenses. The value of your investment in the Fund is based primarily on the prices of the underlying funds that the Fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and underlying fund allocation.

Investment Risk.  An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.

Small-and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

“Value” Investing Risk.  An underlying fund that employs a “value” style of investing could suffer losses or produce poor results relative to other funds, even in a rising market, if the adviser’s or sub-adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Foreign Investment Risk.  An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

Derivatives Risk.  An underlying fund may use derivatives (including futures, options and swaps) to gain market exposure and potentially to enhance returns. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the underlying fund to lose more than the principal amount invested. An underlying fund’s use of derivative instruments also involves credit risk and liquidity risk.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

Direct Investment Risk.  The Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and such risks are summarized above.

Performance Information

The bar chart shows the performance of the Fund for the past calendar year and the table shows the performance of the Fund as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of an index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
11.65%	-6.05%
6/30/2009	3/31/2009

The Russell 3000 Index is an unmanaged index that is a widely recognized benchmark of general stock market performance. The Barclays Capital U.S. Aggregate Bond Index is designed to measure the performance of the U.S. investment grade bond market.

Average Annual Total Return (for Periods Ended December 31, 2009)
	1 Year	Since Inception on August 25, 2008
Moderate Allocation Fund	20.58%	-1.53%
Comparative Indexes (reflects no deduction for expenses and taxes)
Russell 3000 Index	28.34%	-8.01%
Barclays Capital US Aggregate Bond Index	5.93%	7.19%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Managers

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Keith G. Huckerby, Vice President of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 124 of this prospectus.

FUND SUMMARY:  MODERATELY CONSERVATIVE ALLOCATION FUND

Investment Objective	The investment objective of the Fund is to seek to achieve long-term capital growth and current income consistent with its asset allocation strategy.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Moderately Conservative Allocation Fund
Investment Advisory Fees	0.10%
Distribution (12b-1) Fees	None
Other Expenses	0.26%
Acquired Fund Fees and Expenses	0.67%
Total Annual Fund Operating Expenses	1.03%	(a)
Less Fee Waivers	0.03%	(b)
Total Annual Fund Operating Expenses After Fee Waivers	1.00%	(a)

(a)	The total annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which are fees and expenses incurred indirectly by the Fund through its investments in the underlying funds.

(b)	The Administrative and Corporate Services Agent and the Fund's Investment Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 0.33% of average daily net assets per year. This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Further, this agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures below are based on the Fund’s “Total Annual Fund Operating Expenses After Fee Waivers,” which includes its “Acquired Fund Fees and Expenses.” Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$318	$552	$1,225

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy. Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with its target asset allocations. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

The Fund has its own distinct target portfolio allocation and is designed to accommodate specific investment goals and risk tolerances. Through its investments in the underlying funds, the Fund’s target allocation is intended to allocate the Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities. The portfolio of the Fund is more heavily allocated to bonds and cash investments, and reflects a moderately conservative approach.

In determining the asset allocation of the Fund, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds. Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the Adviser’s opinion, enhance the return potential of the Fund. These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on the Fund’s investment objective.

The following chart shows the Fund’s target asset allocation among the various asset classes. The Adviser may permit modest deviations from the target asset allocations listed below. Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Class	Target Asset Allocation
Equity Funds	30% - 50%
Fixed Income and Money Market Funds	50% - 70%

The Adviser reserves the right to modify the Fund’s target asset allocations and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change. The Adviser may periodically rebalance the Fund’s investments in the underlying funds to bring the Fund back within its target range.

Principal Risks

Asset Allocation Risk.  The Fund’s particular asset allocation can have a significant effect on performance. The Fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, the Fund’s performance could suffer if a particular asset class does not perform as expected.

Market Risk.  Equity and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk.  The Fund purchases shares of the underlying funds. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund’s expenses. The value of your investment in the Fund is based primarily on the prices of the underlying funds that the Fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and underlying fund allocation.

Investment Risk.  An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.

Small-and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

“Value” Investing Risk.  An underlying fund that employs a “value” style of investing could suffer losses or produce poor results relative to other funds, even in a rising market, if the adviser’s or sub-adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Foreign Investment Risk.  An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

Derivatives Risk.  An underlying fund may use derivatives (including futures, options and swaps) to gain market exposure and potentially to enhance returns. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the underlying fund to lose more than the principal amount invested. An underlying fund’s use of derivative instruments also involves credit risk and liquidity risk.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

Direct Investment Risk.  The Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and such risks are summarized above.

Performance Information

The bar chart shows the performance of the Fund for the past calendar year and the table shows the performance of the Fund as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of an index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
8.62%	-3.33%
6/30/2009	3/31/2009

The Barclays Capital U.S. Aggregate Bond Index is designed to measure the performance of the U.S. investment grade bond market. The Russell 3000 Index is an unmanaged index that is a widely recognized benchmark of general stock market performance.

Average Annual Total Return (for Periods Ended December 31, 2009)
	1 Year	Since Inception on August 25, 2008
Moderately Conservative Allocation Fund	16.19%	0.39%
Comparative Indexes (reflects no deduction for expenses and taxes)
Barclays Capital US Aggregate Bond Index	5.93%	7.19%
Russell 3000 Index	28.34%	-8.01%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Managers

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Keith G. Huckerby, Vice President of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 124 of this prospectus.

FUND SUMMARY:  CONSERVATIVE ALLOCATION FUND

Investment Objective	The investment objective of the Fund is to seek to achieve long-term capital growth and current income consistent with its asset allocation strategy.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Conservative Allocation Fund
Investment Advisory Fees	0.10%
Distribution (12b-1) Fees	None
Other Expenses	0.28%
Acquired Fund Fees and Expenses	0.61%
Total Annual Fund Operating Expenses	0.99%	(a)
Less Fee Waivers	0.05%	(b)
Total Annual Fund Operating Expenses After Fee Waivers	0.94%	(a)

(a)	The total annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which are fees and expenses incurred indirectly by the Fund through its investments in the underlying funds.

(b)	The Administrative and Corporate Services Agent and the Fund's Investment Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 0.33% of average daily net assets per year. This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Further, this agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures below are based on the Fund’s “Total Annual Fund Operating Expenses After Fee Waivers,” which includes its “Acquired Fund Fees and Expenses.” Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$96	$300	$520	$1,155

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 73% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy. Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with its target asset allocations. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

The Fund has its own distinct target portfolio allocation and is designed to accommodate specific investment goals and risk tolerances. Through its investments in the underlying funds, the Fund’s target allocation is intended to allocate the Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities. The portfolio of the Fund is more heavily allocated to bonds and cash investments, and reflects a conservative approach.

In determining the asset allocation of the Fund, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds. Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the Adviser’s opinion, enhance the return potential of the Fund. These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on the Fund’s investment objective.

The following chart shows the Fund’s target asset allocation among the various asset classes. The Adviser may permit modest deviations from the target asset allocations listed below. Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Class	Target Asset Allocation
Equity Funds	20% - 40%
Fixed Income and Money Market Funds	60% - 80%

The Adviser reserves the right to modify the Fund’s target asset allocations and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change. The Adviser may periodically rebalance the Fund’s investments in the underlying funds to bring the Fund back within its target range.

Principal Risks

Asset Allocation Risk.  The Fund’s particular asset allocation can have a significant effect on performance. The Fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, the Fund’s performance could suffer if a particular asset class does not perform as expected.

Market Risk.  Equity and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk.  The Fund purchases shares of the underlying funds. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund’s expenses. The value of your investment in the Fund is based primarily on the prices of the underlying funds that the Fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and underlying fund allocation.

Investment Risk.  An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.

Small-and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

“Value” Investing Risk.  An underlying fund that employs a “value” style of investing could suffer losses or produce poor results relative to other funds, even in a rising market, if the adviser’s or sub-adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Foreign Investment Risk.  An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

Derivatives Risk.  An underlying fund may use derivatives (including futures, options and swaps) to gain market exposure and potentially to enhance returns. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the underlying fund to lose more than the principal amount invested. An underlying fund’s use of derivative instruments also involves credit risk and liquidity risk.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

Direct Investment Risk.  The Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and such risks are summarized above.

Performance Information

The bar chart shows the performance of the Fund for the past calendar year and the table shows the performance of the Fund as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of an index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
5.26%	-1.22%
6/30/2009	3/31/2009

The Barclays Capital U.S. Aggregate Bond Index is designed to measure the performance of the U.S. investment grade bond market. The Russell 3000 Index is an unmanaged index that is a widely recognized benchmark of general stock market performance.

Average Annual Total Return (for Periods Ended December 31, 2009)
	1 Year	Since Inception on August 25, 2008
Conservative Allocation Fund	10.80%	2.53%
Comparative Indexes (reflects no deduction for expenses and taxes)
Barclays Capital US Aggregate Bond Index	5.93%	7.19%
Russell 3000 Index	28.34%	-8.01%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Managers

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Keith G. Huckerby, Vice President of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 124 of this prospectus.

ADDITIONAL FUND SUMMARY INFORMATION

Purchase and Sale of Fund shares

The Funds offer their shares only to The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, The Penn Insurance and Annuity Company (“PIA”), for separate accounts they establish to fund variable life insurance and variable annuity contracts. Penn Mutual or PIA purchases or redeems shares of the Funds based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and redeem amounts to, and from, separate accounts.

Tax Information

The Funds expect all net investment income and net realized capital gains of the Funds to be distributed to the Penn Mutual and PIA separate accounts at least annually and reinvested in the distributing Fund. Net investment income and net realized capital gains that the Funds distribute are not currently taxable to owners of variable annuity or variable life insurance contracts when left to accumulate in the contracts or under a qualified pension or retirement plan. For information on federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the variable annuity or variable life insurance contract prospectus.

Payments to Insurance Companies and Other Financial Intermediaries

The Funds are not sold directly to the general public but instead are offered to Penn Mutual and PIA for separate accounts they establish to fund variable life insurance and variable annuity contracts. The Funds and their related companies may make payments to Penn Mutual and PIA (or their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing Penn Mutual and PIA or other financial intermediary or your sales person to recommend a variable contract that offers the Funds over another investment. Ask your salesperson or your financial intermediary for more information. The prospectus for your variable contract may also contain additional information about these payments.

PENN SERIES FUNDS, INC.

ADDITIONAL INFORMATION

Penn Series Funds, Inc. (“Penn Series” or the “Company”) is an investment company that provides investment options for variable annuity and variable life insurance contracts issued by The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, The Penn Insurance and Annuity Company (“PIA”). Shares of each Fund (as defined below) may be purchased only by insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and by qualified pension plans. Penn Series offers 29 different portfolios (each, a “Fund” and, collectively, the “Funds”) advised by Independence Capital Management, Inc. (“ICMI”) and, in the case of certain Funds, sub-advised by T. Rowe Price Associates, Inc., Lord Abbett & Co. LLC, Heitman Real Estate Securities LLC, Goldman Sachs Asset Management, L.P., Vontobel Asset Management, Inc., Neuberger Berman Management LLC, Turner Investment Partners, Inc., Wells Capital Management Incorporated, Eaton Vance Management, AllianceBernstein L.P., Morgan Stanley Investment Management, Inc., Allianz Global Investors Capital LLC, OppenheimerFunds, Inc. and SSgA Funds Management, Inc.

Temporary Investing:  When a Fund’s Adviser or Sub-Adviser believes that changes in economic, financial or political conditions warrant, each Fund, except for the Index 500 Fund, Small Cap Index Fund and Developed International Index Fund, may invest without limit in money market instruments and other short-term fixed income securities. When a Fund engages in such activities, it may not achieve its investment objective. If a Fund incorrectly predicts the effects of these changes, such defensive investments may adversely affect Fund performance.

Index 500 Fund:  “S&P 500 Index” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Penn Series Funds, Inc. The Index 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Index 500 Fund.

Investment Objectives of the Funds:  Each Fund’s investment objective may be changed by the Company’s Board of Directors without the approval of shareholders.

More Information About the Principal Investment Strategy and Principal Risks of the Penn Series Lifestyle Funds

The Penn Series Lifestyle Funds consist of the following five funds: Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund and Conservative Allocation Fund (each, a “Fund” and, collectively, the “Funds”).

Principal Investment Strategy

The Funds seek to achieve their respective investment objectives by using a “fund-of-funds” strategy. Accordingly, the Funds invest in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with their target asset allocations. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Funds intend to invest primarily in a combination of underlying funds; however, the Funds may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

Each Fund has its own distinct target portfolio allocation and is designed to accommodate different investment goals and risk tolerances. Through its investments in the underlying funds, each Fund's target allocation is intended to allocate the Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities. The portfolios of the Aggressive Allocation Fund and Moderately Aggressive Allocation Fund are more heavily allocated to stocks, and reflect a more aggressive approach. The portfolios of the Moderately Conservative Allocation Fund and Conservative Allocation Fund are more heavily allocated to bonds and cash investments, and reflect a more conservative approach. The portfolio of the Moderate Allocation Fund is allocated

PENN SERIES FUNDS, INC.

among stock, bond and cash investments with a majority of it assets allocated to stocks, and is designed to offer investors an investment option that is less aggressive than the Aggressive Allocation Fund and Moderately Aggressive Allocation Fund, but more aggressive than the Moderately Conservative Allocation Fund and Conservative Allocation Fund. The Aggressive Allocation Fund is designed as the most aggressive of the Funds and the Conservative Allocation Fund is designed as the most conservative of the Funds.

In determining the asset allocation of the Funds, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds. Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the Adviser’s opinion, enhance the return potential of the Funds. These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on a Fund’s investment objective.

The following chart shows each Fund’s target asset allocation among the various asset classes and which underlying funds may be used within each asset class as of the date of this prospectus. The Adviser may permit modest deviations from the target asset allocations listed below. In addition, market appreciation or depreciation may cause a Fund to be outside of its target asset allocation range. Further, differences in the performance of the underlying funds and the size and frequency of purchase and redemption orders may affect a Fund's actual allocations. Accordingly, a Fund’s actual allocations may differ from this illustration.

Target Asset Allocation
Asset Classes and Underlying Funds	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Equity Funds	85%-100%	70%-100%	50%-70%	30%-50%	20%-40%
Penn Series Flexibly Managed Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Large Growth Stock Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Large Cap Value Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Large Cap Growth Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Large Core Growth Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Large Core Value Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Index 500 Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Mid Cap Growth Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Mid Cap Value Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Mid Core Value Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series SMID Cap Growth Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series SMID Cap Value Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Small Cap Growth Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Small Cap Value Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Small Cap Index Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%

PENN SERIES FUNDS, INC.

Target Asset Allocation
Asset Classes and Underlying Funds	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Penn Series International Equity Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Developed International Index Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Emerging Markets Equity Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series REIT Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Fixed Income and Money Market Funds	0%-15%	0%-30%	30%-50%	50%-70%	60%-80%
Penn Series Quality Bond Fund	0%-15%	0%-30%	0%-50%	0%-70%	0%-80%
Penn Series Limited Maturity Bond Fund	0%-15%	0%-30%	0%-50%	0%-70%	0%-80%
Penn Series High Yield Bond Fund	0%-15%	0%-30%	0%-30%	0%-30%	0%-30%
Penn Series Money Market Fund	0%-15%	0%-30%	0%-50%	0%-70%	0%-80%

The Adviser reserves the right to modify a Fund’s target asset allocations and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change. The Adviser may periodically rebalance each Fund’s investments in the underlying funds to bring the Fund back within its target range.

Each Fund’s investment performance is directly related to the investment performance of the underlying funds. Because the underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies, each investor should review the investment strategy of each underlying fund prior to investing in the Funds. A description of the investment strategy of each underlying fund can be found in such underlying fund’s “Fund Summary” section of this Prospectus.

Principal Risks

An investment in the Funds may be appropriate for investors who are willing to accept the risks and uncertainties of investing in funds which allocate their assets among various asset classes and market segments in the hope of achieving long-term capital growth and, with respect to each Fund except for the Aggressive Allocation Fund, current income.

The Funds are subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the underlying funds’ assets among the various asset classes and market segments will cause the Funds to underperform other funds with a similar investment objective.

The Funds purchase shares of the underlying funds. When the Funds invest in an underlying fund, in addition to directly bearing the expenses associated with their own operations, they will bear a pro rata portion of the underlying fund’s expenses.

Through their investments in the underlying funds, the Funds will be subject to the risks associated with the underlying funds' investments. A summary of the principal risks of each underlying fund can be found in such underlying fund’s “Fund Summary” section of this Prospectus. Please see “More Information About the Investments of and Risks of Investing in the Penn Series Funds” section for a more detailed description of these risks.

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Each Fund has a different level of risk and the amount of risk is relative to such Fund’s target asset allocation. The following risk spectrum is designed to provide investors with a general overview of the relative risk characteristics of each Fund under normal market circumstances.

Each Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. Each Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and an overview of such risks is provided below.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Funds.

More Information About the Investments of and Risks of Investing in the Penn Series Funds

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are summarized in each Fund’s “Fund Summary” section and are described in more detail in this section. Through their investments in other Penn Series Funds, the Penn Series Lifestyle Funds will be subject to the risks associated with those Penn Series Funds, in addition to the Funds’ own principal risks. The degree to which the risks described below apply to a particular Penn Series Lifestyle Fund varies according to its asset allocation, which is described in its investment strategy section above. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Equity Risk.  The prices of equity securities in which the Funds invest rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the

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equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time. Common stock in which the Funds invest represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Large- and Mid-Cap Company Risk.  Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies.

Small- and Micro-Cap Company Risk.  Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Accordingly, underlying funds that invest in small-cap securities may be more volatile than underlying funds that invest in large- and mid-cap securities. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. In addition, smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete. These risks are even greater for the micro-cap companies that the underlying funds may own. Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements. Micro-cap companies are even more vulnerable to adverse business and market developments.

Convertible Securities Risk.  Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (“junk bond”) or are not rated, and are subject to credit risk and prepayment risk, which are discussed below.

Warrant Risk.  A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.

Preferred Stock Risk.  Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but typically are more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Growth Investing Risk.  Certain of the Funds may pursue a “growth style” of investing. Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks

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are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

Value Investing Risk.  Certain of the Funds may pursue a “value style” of investing. Value investing focuses on companies whose stocks appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If a Fund’s investment adviser’s (or sub-adviser’s) assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

IPOs Risk.  IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to a Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

REITs Risk.  A Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, lack of access to capital, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to a Fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and a Fund will bear a proportionate share of those expenses.

Other Investment Company Risk.  When a Fund invests in another investment company, including an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses. Therefore, it may be more costly to own an investment company than to own the underlying securities directly. The risks of owning shares of an investment company generally reflect the risks of owning the underlying securities directly. In addition, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

Tracking Error Risk.  Certain Funds seek to track the performance of their benchmark indices, although they may not be successful in doing so. The divergence between the performance of a Fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, a Fund may not invest in certain securities in its benchmark index, or match the securities’ weighting to the benchmark, due to regulatory, operational, custodial or liquidity constraints, which may result in tracking error. A Fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of a Fund, operating expenses and trading costs all affect the ability of the Fund to match the performance of its benchmark index, because

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the benchmark index does not have to manage cash flows and does not incur any costs. It is anticipated that the correlation of a Fund's performance to that of its index will increase as the size of the Fund grows to critical mass.

Depositary Receipt Risk.  American Depository Receipts (“ADRs”), are dollar-denominated depository receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. Global Depositary Receipts (“GDRs”) are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. ADRs and GDRs are subject to the risks associated with investing directly in foreign securities, which are described below. In addition, investments in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. Depositary receipts may be sponsored or unsponsored. Holders of unsponsored depository receipts generally bear all the costs associated with establishing unsponsored depository receipts. In addition, the issuers of the securities underlying unsponsored depository receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depository receipts.

Foreign Securities Risk.  A Fund’s investments in securities of foreign issuers, including ADRs and GDRs, involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. Because of its foreign investments, a Fund may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Emerging Markets Risk.  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Currency Risk.  As a result of a Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in a Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad. A sub-adviser may, but is not required to, invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques, such as hedging, to manage these risks. However, the sub-adviser cannot guarantee that it will succeed in doing so. A Fund could be exposed to risk if the counterparties are unable to meet the terms of the hedging contracts. In addition, a hedging strategy relies upon the ability of the sub-adviser to accurately predict movements in currency exchange rates. In certain markets, it may not be possible to hedge currency risk.

Interest Rate Risk.  The value of a Fund’s fixed income securities will vary inversely with changes in interest rates. A decrease in interest rates will generally result in an increase in value of the Fund. Conversely, during periods of

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rising interest rates, the value of the Fund will generally decline. Longer term fixed income securities tend to experience larger changes in value than shorter term securities because they are more sensitive to interest rate changes. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared to a portfolio with a higher duration.

Credit Risk.  A Fund could lose money if an issuer or guarantor of a bond, or the counterparty to a derivatives contract, held by the Fund fails to make timely principal or interest payments or otherwise honor its obligations. Discontinuation of these payments could substantially adversely affect the market value of the security. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. High yield or junk bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor their obligations.

High Yield Bond Risk.  Investing in high yield or junk bonds involves risks, including credit risk. The value of high yield, lower quality bonds is affected by the creditworthiness of the companies that issue the securities, general economic and specific industry conditions. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies which may impair their ability to make interest and principal payments. Therefore, the credit risk of a Fund investing in high yield or junk bonds increases when the U.S. economy slows or enters a recession. The share price of a Fund investing in high yield or junk bonds is expected to be more volatile than the share price of a fund investing in higher quality securities, which react primarily to the general level of interest rates. In addition, the trading market for lower quality bonds may be less active and less liquid, that is, the adviser or sub-adviser may not be able to sell bonds at desired prices and large purchases or sales of certain high yield bond issues can cause substantial price swings. As a result, the price at which lower quality bonds can be sold may be adversely affected and valuing such lower quality bonds can be a difficult task. Because better-quality junk bonds follow the higher grade bond market to some extent, if a Fund focuses on BB-rated bonds by S&P and Ba-rated bonds by Moody’s (i.e., better-quality junk bonds), the Fund may be more vulnerable to interest rate risk as compared to credit risk. However, if a Fund’s focus is on bonds rated B and lower by Moody's and S&P (i.e., lower-quality junk bonds), the Fund may be more vulnerable to credit risk as compared to interest rate risk.

Prepayment and Extension Risk.  A Fund’s investments in fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds these securities may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

U.S. Government Securities Risk.  Some of the U.S. government securities that the Funds invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Securities such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks are supported by limited lines of credit maintained by their issuers with the U.S. Treasury. Others, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the Funds own do not extend to shares of the Funds.

Mortgage-Backed Securities Risk.  Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or

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average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a Fund’s mortgage-backed securities and, therefore, to assess the volatility risk of the Fund. The privately issued mortgage-backed securities in which a Fund may invest are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury.

Repurchase Agreement Risk.  A repurchase agreement is an agreement under which a Fund acquires a fixed income security from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed-upon price and date (normally, the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, a Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Asset-Backed Securities Risk.  Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed above. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund's recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Derivatives Risk.  A Fund may use derivatives (including futures, options and swaps). An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index; and (iv) liquidity risk. These risks could cause a Fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

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MANAGEMENT

Investment Adviser

Independence Capital Management, Inc.  Independence Capital Management, Inc. (“ICMI”) serves as investment adviser to each of the Funds. ICMI is a wholly-owned subsidiary of Penn Mutual, a life insurance company that has been in the insurance and investment business since the late 1800s. Penn Mutual and its subsidiaries currently have assets under management of over $61.8 billion. ICMI was organized in June 1989 and their office is located at 600 Dresher Road, Horsham, Pennsylvania 19044. As of December 31, 2009, ICMI serves as investment adviser for about $3.9 billion of investment assets.

ICMI provides day-to-day portfolio management services for the Money Market, Limited Maturity Bond and Quality Bond Funds.

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., has primary responsibility for the day-to-day portfolio management of the Money Market, Limited Maturity Bond and Quality Bond Funds. He has served as portfolio manager of the Money Market and Quality Bond Funds since November 1992 and the Limited Maturity Bond Fund since its inception in May 2000. Mr. Sherman, with over 31 years of investment experience, also serves as Executive Vice President and Chief Investment Officer of The Penn Mutual Life Insurance Company.

ICMI provides day-to-day portfolio management services for the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds.

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., is a co-manager for the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds. Mr. Sherman, with over 31 years of investment experience, also serves as Executive Vice President and Chief Investment Officer of The Penn Mutual Life Insurance Company.

Keith G. Huckerby, Vice President of Independence Capital Management, Inc., is a co-manager for the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds. Mr. Huckerby, with over 15 years in the investment management industry, also serves as Assistant Vice President of The Penn Mutual Life Insurance Company where he has worked since 1994.

In addition, ICMI provides investment advisory services to the High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Value, Small Cap Growth, International Equity, REIT, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Markets Equity, Small Cap Index and Developed International Index Funds through sub-advisers that are selected to manage the Funds.

Manager of Managers Structure.  ICMI acts as “manager of managers” for each of the sub-advised Funds. This means that shareholders of each Fund have authorized ICMI, subject to the supervision and approval of the Company’s Board of Directors, to hire and terminate sub-advisers without shareholder approval. ICMI remains responsible for the performance of the Funds, as it recommends hiring or replacing sub-advisers to the Company’s Board of Directors. Each sub-adviser makes investment decisions for the Fund it manages. ICMI oversees the sub-advisers to monitor compliance with the Fund’s investment policies and guidelines and adherence to its investment style.

In its capacity as “manager of managers,” ICMI currently has hired sub-advisers to manage the assets of the High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Value, Large Cap Growth, Large Core Growth, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Value, Small Cap Growth, International Equity, REIT, SMID Cap Growth, SMID Cap Value, Small Cap Index,

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Developed International Index and Emerging Markets Equity Funds. While ICMI currently directly manages the assets of the Money Market, Quality Bond, Limited Maturity Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds, it may hire sub-advisers to manage the assets of these Funds in the future without shareholder approval.

Sub-Advisers

T. Rowe Price Associates, Inc.  T. Rowe Price Associates, Inc. (“Price Associates”) is sub-adviser to the Flexibly Managed, High Yield Bond and Large Growth Stock Funds. As sub-adviser, Price Associates provides day-to-day portfolio management services to the Funds. Price Associates was incorporated in 1947 as successor to the investment counseling firm founded by the late Mr. Thomas Rowe Price, Jr. in 1937. T. Rowe Price Group, Inc. owns 100% of the stock of Price Associates. Its corporate home office is located at 100 East Pratt Street, Baltimore, Maryland, 21202. Price Associates serves as investment adviser to a variety of individual and institutional investors accounts, including other mutual funds. As of December 31, 2009, Price Associates and its affiliates managed more than $391.3 billion of assets for individual and institutional investors, retirement plans and financial intermediaries.

David Giroux is Chairman of the Investment Advisory Committee for the Flexibly Managed Fund. Mr. Giroux is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. He earned a B.A. in finance and political economy, magna cum laude, from Hillsdale College. David has also earned the Chartered Financial Analyst accreditation.

Mark J. Vaselkiv is Chairman of the Investment Advisory Committee for the High Yield Bond Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Fixed Income Group, heading taxable high-yield bond management. Prior to joining the firm in 1988, Mark was employed as a Vice President, analyzing and trading high-yield debt securities for Shenkman Capital Management, Inc., New York, and a Private Placement Credit Analyst in the Capital Markets Group of Prudential Insurance Company. Mark earned a B.A. in Political Science from Wheaton College, Illinois, and an M.B.A. in finance from New York University.

P. Robert Bartolo is Chairman of the Investment Advisory Committee for the Large Growth Stock Fund. Mr. Bartolo is a vice president of T. Rowe Price Associates, Inc. and is a Portfolio Manager in the Equity Division. He joined the firm in August 2002 after serving as a summer intern in 2001, analyzing satellite communications companies. Prior to this, Mr. Bartolo was director of finance for MGM Mirage, Inc. Mr. Bartolo earned a B.S. in Accounting from the University of Southern California and an M.B.A. from The Wharton School of the University of Pennsylvania. Mr. Bartolo is a Certified Public Accountant and has also earned the Chartered Financial Analyst accreditation.

Lord, Abbett & Co. LLC.  Lord, Abbett & Co. LLC (“Lord Abbett”) is sub-adviser to the Mid Core Value Fund. As sub-adviser, Lord Abbett provides day-to-day portfolio management services to the Fund. Lord Abbett is located at 90 Hudson Street, Jersey City, New Jersey, 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes, with assets under management of approximately $88.8 billion in 53 mutual funds and other advisory accounts as of December 31, 2009.

The Fund is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

The team is headed by Robert P. Fetch, Partner and Director. Mr. Fetch joined Lord Abbett in 1995 and established Lord Abbett’s micro cap, small cap, small-mid cap and multi cap value investment strategies. Mr. Fetch has been a portfolio manager for the Fund since February 2009. Assisting Mr. Fetch is Jeff Diamond, Portfolio Manager, who joined Lord Abbett in 2007 and has been a portfolio manager of the Fund since June 2008. Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004-2006). Messrs. Fetch and Diamond are jointly and primarily responsible for the day-to-day management of the Fund.

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OppenheimerFunds, Inc.  OppenheimerFunds, Inc. (“Oppenheimer”) is sub-adviser to the Large Cap Value Fund. As sub-adviser, Oppenheimer provides day-to-day portfolio management services to the Fund. Oppenheimer is located at Two World Financial Center, 225 Liberty Street, New York, New York 10281. Oppenheimer is a registered investment adviser and is a fully owned subsidiary of Oppenheimer Acquisition Corp. (OAC). OAC is majority owned by Massachusetts Mutual Life Insurance Company (MML), which is in turn part of the MassMutual Financial Group. MML, one of the largest mutual life insurance companies in the United States, owns approximately 99% of the outstanding common stock of OAC, with the remainder owned by officers and directors of Oppenheimer and its subsidiaries. Oppenheimer and its controlled affiliates offer a broad range of products and services to individuals, corporations and institutions, including mutual funds, separately managed accounts, investment management for institutions, qualified retirement plans and subadvisory investment-management services. As of December 31, 2009, Oppenheimer including subsidiaries and controlled affiliates, managed more than $160 billion in assets.

Mitch Williams, CFA, and John Damian are primarily responsible for the day-to-day management of the Large Cap Value Fund’s investments. Mr. Williams has been a Vice President of Oppenheimer since July 2006 and was a Senior Research Analyst of Oppenheimer since April 2002. Mr. Damian has been a Vice President of Oppenheimer since September 2001.

Heitman Real Estate Securities LLC.  Heitman Real Estate Securities LLC (“Heitman”) is sub-adviser to the REIT Fund. As sub-adviser, Heitman provides day-to-day portfolio management services to the Fund. Heitman is located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois, 60606. Heitman is a wholly-owned subsidiary of Heitman LLC, a limited liability company owned 50% by senior executives within the Heitman organization and 50% by Old Mutual (HFL) Inc., a wholly-owned subsidiary of Old Mutual (US) Holdings Inc. Heitman has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1987. As of December 31, 2009, Heitman had approximately $5.6 billion in assets under management.
Timothy J. Pire, Jeffrey D. Yurk and Michael K. Moran are primarily responsible for the day-to-day management of the Fund. Mr. Pire acts as the lead manager for the Fund, and Mr. Yurk and Mr. Moran assist Mr. Pire.

Timothy J. Pire, CFA, is Managing Director and Portfolio Manager for Heitman’s U.S. Public Securities group. Mr. Pire has responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through portfolio management. He has been analyzing public real estate securities at Heitman since 1992 and manages the firm’s investment process for all strategies. He received an MS in real estate with an emphasis in finance and a BBA in business with an emphasis in finance, both from the University of Wisconsin.

Jeffrey D. Yurk, CFA, Vice President, is an Assistant Portfolio Manager for Heitman’s U.S. Public Securities group. Mr. Yurk is responsible for fundamental company and market analysis and facilitating the portfolio management team’s processes and reporting. Prior to joining Heitman in 2004, Mr. Yurk was with Principal Global Investors where he was responsible for providing quantitative and qualitative research on seasoned CMBS issuances with a focus on forecasting the default probabilities on the underlying real estate. Mr. Yurk received his BBA and MBA degrees from the University of Wisconsin-Madison.

Michael K. Moran, Vice President, is an Assistant Portfolio Manager for Heitman’s U.S. Public Securities group. Mr. Moran is responsible for fundamental company and market analysis, monitors trading operations and assists with the overall maintenance of portfolio weights and equity trading. Prior to joining Heitman in 2006, Mr. Moran was with RHS Companies as a Development Associate, where he was responsible for developing financial models and performing investment analysis, feasibility analysis and due diligence for potential development projects. Mr. Moran received his BBA and MBA degrees from the University of Wisconsin-Madison. Mr. Moran has completed all three levels of the CFA Program and is a CFA Institute Affiliate member.

Wells Capital Management Incorporated.  Wells Capital Management Incorporated (“WellsCap”) is sub-adviser to the Large Core Growth Fund and SMID Cap Growth Fund. As sub-adviser, WellsCap provides day-to-day

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portfolio management services to the Funds. WellsCap is located at 525 Market Street, 10th Floor, San Francisco, California, 94105. WellsCap is a wholly-owned subsidiary of Wells Fargo Bank, N.A., which in turn is wholly-owned by Wells Fargo & Company, a diversified financial services company. As of December 31, 2009, WellsCap and its affiliates had approximately $373.3 billion in assets under management.

WellsCap uses a team of investment managers and analysts acting together to manage the investments of the Large Core Growth Fund. Thomas Pence, CFA, heads the team and is primarily responsible for the day-to-day management of the Large Core Growth Fund. Mr. Pence is managing director and senior portfolio manager for the Fundamental Growth Equity team at WellsCap. Mr. Pence, founded the team in 1992 while employed with Conseco Capital Management.

WellsCap uses a team of investment managers and analysts acting together to manage the investments of the SMID Cap Growth Fund. Stuart Roberts and Jerome C. Philpott head the team and have joint and primary responsibility for the day-to-day management of the Fund. Mr. Roberts is a senior portfolio manager and Mr. Philpott serves as managing director and senior portfolio manager for WellsCap’s Montgomery Small Cap Growth Equity team. Mr. Roberts and Mr. Philpott have been with WellsCap since 1990 and 1991, respectively.

Turner Investment Partners, Inc.  Turner Investment Partners, Inc. (“Turner”) is sub-adviser to the Mid Cap Growth Fund and Large Cap Growth Fund. As sub-adviser, Turner provides investment management services to the Funds. Turner is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania, 19312. As of December 31, 2009, Turner had approximately $17.7 billion in assets under management.

Christopher McHugh, Jason Schrotberger, CFA, and Tara Hedlund, CFA and CPA, are primarily responsible for the day-to-day portfolio management of the Mid Cap Growth Fund. Mr. McHugh acts as the lead manager for the Fund and Mr. Schrotberger and Ms. Hedlund act as co-managers for the Fund. Mr. McHugh is Vice President and Senior Portfolio Manager of Turner and co-founded Turner in 1990. Mr. Schrotberger is a Portfolio Manager/Security Analyst of Turner and joined Turner in 2001. Ms. Hedlund is a Portfolio Manager/Security Analyst of Turner and joined Turner in 2000.

Robert Turner, CFA, Mark Turner, Robb Parlanti, CFA, and Halie O'Shea are primarily responsible for the day-to-day portfolio management of the Large Cap Growth Fund. Mr. Robert Turner acts as the lead manager for the Fund and Mr. Mark Turner, Mr. Parlanti and Ms. O'Shea act as co-managers for the Fund. Mr. Robert Turner is Chairman and Chief Investment Officer and co-founded Turner in 1990. Mr. Mark Turner is President and Senior Portfolio Manager and co-founded Turner in 1990. Mr. Parlanti is a Senior Portfolio Manager/Security Analyst of Turner and joined Turner in 1993. Ms. O'Shea is a Portfolio Manager/Security Analyst of Turner and joined Turner in 2003.

Neuberger Berman Management LLC.  Neuberger Berman Management LLC (“Neuberger Berman”) is sub-adviser to the Mid Cap Value Fund. As sub-adviser, Neuberger Berman provides investment management services to the Fund. Neuberger Berman is located at 605 Third Avenue, 2nd Floor, New York, New York, 10158. As of December 31, 2009, Neuberger Berman and its affiliates had approximately $173 billion in assets under management. Neuberger Berman is a wholly-owned subsidiary of Neuberger Berman Holdings LLC.

S. Basu Mullick is a Vice President of Neuberger Berman and a Managing Director of Neuberger Berman, LLC. Mr. Mullick has managed the Fund since 2005 and has been a portfolio manager at Neuberger Berman since 1998.

Allianz Global Investors Capital LLC.  Allianz Global Investors Capital LLC is sub-adviser to the Small Cap Growth Fund. As sub-adviser, Allianz Global Investors Capital LLC provides day-to-day portfolio management services to the Fund. Allianz Global Investors Capital LLC is a Delaware limited liability company and is a registered investment adviser under the Investment Advisers Act of 1940. Its principal place of business is 1345 Avenue of Americas, New York, NY 10105. Allianz Global Investors Capital LLC had assets under management of $8.5 billion as of December 31, 2009.

Mr. Corelli is portfolio manager for Allianz Global Investors Capital’s Small Cap Growth strategy, as well as for the Firm’s SMID Growth strategy. He has been a member of the Small Cap Growth team since its inception in early

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1999, and spent four years as a senior analyst on the team prior to becoming portfolio manager in early 2003. Prior to joining the firm, he spent six years at Bankers Trust working on the small and mid cap growth strategies. Mr. Corelli holds a BA from Bucknell University.

Goldman Sachs Asset Management, L.P.  Goldman Sachs Asset Management, L.P. (“GSAM”) is sub-adviser to the Small Cap Value Fund. As sub-adviser, GSAM provides day-to-day portfolio management services to the Fund. GSAM is located at 200 West Street, New York, New York 10282-2198 and was registered as an investment adviser in 1990. GSAM is a wholly-owned direct and indirect subsidiary of The Goldman Sachs Group, Inc. GSAM serves as investment manager for a wide range of clients including pension funds, foundations and insurance companies and individual investors. GSAM, along with units of the Investment Management Division of Goldman, Sachs & Co., managed approximately $753.4 billion in assets as of December 31, 2009. GSAM’s U.S. Value Team is responsible for the day-to-day management of the Fund.

GSAM’s portfolio managers, aided by research analysts, are organized by industry, focusing on a particular area of expertise. While the entire team debates investment ideas and overall portfolio structure, the final buy/sell decision for a particular security resides primarily with the portfolio manager responsible for that particular industry.

Co-lead Portfolio Managers, James (Chip) Otness, Robert Crystal and Sally Pope Davis oversee the portfolio construction monitoring and investment research for the small cap value strategy.

James (Chip) B. Otness, CFA, Managing Director, is a Portfolio Manager on the US Value Team, where he oversees the portfolio construction and investment research for the firm’s small cap value accounts. Chip joined GSAM in 2000.

Robert Crystal, Vice President, is a Portfolio Manager on the US Value Team. Prior to joining GSAM in 2006, he was a Director at Brant Point Capital Management LLC from January 2003 to August 2005.

Sally Pope Davis, Vice President, is a Portfolio Manager on the US Value Team. Sally joined GSAM in 2001.

Dolores Bamford, CFA, Managing Director, is a Portfolio Manager on the US Value Team, where she has broad research responsibility across the value strategies. Dolores joined GSAM in 2002.

Scott Carroll, CFA, Managing Director, is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value strategies. Scott joined GSAM in 2002.

J. Kelly Flynn, Managing Director, is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value strategies. Kelly joined GSAM in 2002.

On April 16, 2010, the Securities and Exchange Commission (“SEC”) brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman, Sachs & Co. (“GS&Co.”) and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. GS&Co. and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters.

Neither GSAM nor any GSAM-managed funds, including the Small Cap Value Fund, have been named in the complaint. Moreover, the SEC complaint does not seek any penalties against them or against any employee who is or has been part of GSAM.

In the view of GS&Co. and GSAM, neither the matters alleged in this or any such similar proceedings nor their eventual resolution are likely to have a material affect on the ability of GSAM to provide services to GSAM-managed funds, including the Small Cap Value Fund. Due to a provision in the law governing the operation of mutual funds, the resolution of the SEC action could, under certain circumstances, result in a situation in which GSAM would be ineligible to serve as an investment adviser for U.S.-registered mutual funds, including the Small Cap Value Fund, absent an exemption from the SEC. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.

Vontobel Asset Management, Inc.  Vontobel Asset Management, Inc. (“Vontobel”) is sub-adviser to the International Equity Fund. As sub-adviser, Vontobel provides day-to-day portfolio services to the Fund. Vontobel is a wholly-owned subsidiary of Vontobel Holding AG, and an affiliate of Bank Vontobel AG, one of the largest private banks and brokerage firms in Switzerland. Its principal place of business is located at 540 Broadway, 38th Floor, New York, NY 10036. As of December 31, 2009, Vontobel managed assets of over $7.8 billion, a substantial part of which was invested outside of the United States. The Vontobel group of companies has investments in excess of $60 billion under management.

Rajiv Jain is responsible for the day-to-day investment management of the International Equity Fund. Mr. Jain is a Managing Director of Vontobel, having joined Vontobel in November of 1994 as an equity analyst and Associate Manager of Vontobel’s global equity portfolios.

Eaton Vance Management.  Eaton Vance Management (“Eaton Vance”) is sub-adviser to the Large Core Value Fund. As sub-adviser, Eaton Vance provides day-to-day portfolio services to the Fund. Its principal place of business is located at Two International Place, Boston, MA 02110. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a Maryland corporation and publicly-held holding company. As of December 31, 2009, Eaton Vance and its subsidiaries managed over $160 billion on behalf of mutual funds, institutional clients and individuals.

Michael R. Mach is a Vice President of Eaton Vance and leads the portfolio management team of Eaton Vance’s Large-Cap Value Equity strategy. Mr. Mach has been with Eaton Vance since 1999 and manages other Eaton Vance portfolios. The other members of the portfolio management team are Matthew F. Beaudry, John D. Crowley and Stephen J. Kaszynski (all since December 2009). Each is a Vice President of Eaton Vance. Mr. Beaudry has been managing other Eaton Vance portfolios since July 2006. Prior to joining Eaton Vance in July 2006, he was Senior Vice President and Senior Portfolio Manager at AllianceBernstein Investment Research and Management Company (May 2000—June 2006). Mr. Crowley has been managing other Eaton Vance portfolios for more than five years. Mr. Kaszynski has been managing other Eaton Vance portfolios since September 2008. Prior to joining Eaton Vance in 2008, he was Managing Director and Head of U.S. Equities for Credit Suisse Asset Management, as well as the lead portfolio manager of a Credit Suisse fund (January 2004—January 2007).

AllianceBernstein L.P.  AllianceBernstein L.P. (“AllianceBernstein”) is sub-adviser to the SMID Cap Value Fund. As sub-adviser, AllianceBernstein provides day-to-day portfolio services to the Fund. AllianceBernstein is a Delaware limited partnership of which AllianceBernstein Corporation, an indirect wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”), is a general partner. AXA Financial is a wholly-owned subsidiary of AXA. AllianceBernstein’s principal place of business is located at 1345 Avenue of the Americas, New York, NY 10105. As of December 31, 2009, AllianceBernstein managed approximately $496 billion for individual and institutional clients.

The SMID Cap Value Fund is managed by the Small/Mid Cap Value Senior Investment Management Team, which is comprised of James MacGregor, Andrew Weiner and Joseph Gerard Paul. Mr. MacGregor joined AllianceBernstein in 1998 and is currently the Chief Investment Officer - Small and Mid Cap Value Equities and Chief Investment Officer—Canadian Value. Mr. Weiner joined AllianceBernstein in 1997 and is currently Director of Research—Small and Mid Cap Value Equities. Mr. Paul joined AllianceBernstein in 1987 and is Co-Chief Investment Officer—US Large Cap Value Equities, Chief Investment Officer—North American Value Equities, and Global Head of Diversified Value Services.

Morgan Stanley Investment Management Inc.  Morgan Stanley Investment Management Inc. (“MSIM”) is sub-adviser to the Emerging Markets Equity Fund. As sub-adviser, MSIM provides day-to-day portfolio services to the Fund. MSIM is a wholly owned subsidiary Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. MSIM has engaged its affiliate, Morgan Stanley Investment Management Company (“MSIM Company”), located at 23 Church Street, #16-01 Capital Square, Singapore 049481, to provide certain sub-advisory services to the Fund. In addition, MSIM has engaged its affiliate, Morgan Stanley Investment Management Limited

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(“MSIM Limited”), located at 25 Cabot Square, Canary Wharf, London E14 4QA, England, to provide certain sub-advisory services to the Fund. MSIM, together with its affiliated asset management companies, had more than $395.3 billion in assets under management or supervision as of December 31, 2009. MSIM Company and MSIM Limited are each indirect wholly-owned subsidiaries of Morgan Stanley. MSIM’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

The Fund is managed within MSIM’s Emerging Markets Equity team. The team works collaboratively when making portfolio decisions. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are: Ruchir Sharma, James Cheng, Paul Psaila, Eric Carlson, William Scott Piper and Ana Cristina Piedrahita. The Emerging Markets Equity Team is comprised of dedicated portfolio managers/analysts that have extensive experience in analyzing emerging markets equity securities for investors.

Ruchir Sharma is a Managing Director of MSIM. Mr. Sharma is the lead portfolio manager and is responsible for overall portfolio performance and construction. Mr. Sharma focuses on country allocation, relying heavily on input from the regional co-portfolio manager teams who are responsible for stock selection for their respective regions. Portfolio managers generally specialize by region, with the exception of a few specialized groups focusing on specific sector. Mr. Sharma has been with MSIM in an investment management capacity since October 1996.

James Cheng, a Managing Director of MSIM Company, has been an investment management professional with MSIM Company since August 2006. Prior to joining MSIM Company, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management Limited.

Paul Psaila, a Managing Director of MSIM, has been associated with MSIM in an investment management capacity since 1994. Eric Carlson, a Managing Director of MSIM Company, has been associated with MSIM Company in an investment management capacity since September 1997. William Scott Piper, an Executive Director of MSIM, has been associated with MSIM in an investment management capacity since December 2002. Ana Cristina Piedrahita, an Executive Director of MSIM Limited, has been associated with MSIM Limited in an investment management capacity since January 2002.

SSgA Funds Management, Inc.  SSgA Funds Management, Inc. (“SSgA FM”) is sub-adviser to the Small Cap Index Fund, Developed International Index Fund and Index 500 Fund. As sub-adviser, SSgA FM provides day-to-day portfolio services to the Funds. Its principal place of business is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111. SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2009, SSgA FM had over $168 billion in assets under management. SSgA FM, State Street Bank and Trust Company (“State Street”) and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. With over $1.9 trillion under management as of December 31, 2009, SSgA provides complete global investment management services from offices in North America, South American, Europe, Asia, Australia and the Middle East.

SSgA FM uses a team of investment managers and analysts acting together to manage the investments of the Funds. Lynn Blake and John Tucker have joint and primary responsibility for the day-to-day management of the Funds. Ms. Blake is a Principal of SSgA FM and the Head of Non-US Markets in the SSgA Global Structured Products Group. Mr. Tucker is a Principal of SSgA FM and Head of US Equity Markets in the SSgA Global Structured Products Group. Ms. Blake and Mr. Tucker have been with SSgA since 1987 and 1988, respectively.

Expenses and Limitations

The Funds bear all expenses of their operations other than those incurred by its investment adviser and sub-advisers under the investment advisory agreement and investment sub-advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. In particular, each Fund pays investment advisory

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fees, administrator’s fees, shareholder servicing fees and expenses, custodian and accounting fees and expenses, legal and auditing fees, expenses of printing and mailing prospectuses and shareholder reports, registration fees and expenses, proxy and annual meeting expenses, and directors’ fees and expenses.

The investment adviser, certain investment sub-advisers and/or Penn Mutual have contractually agreed to waive fees or reimburse expenses to the extent a Fund’s total expense ratio (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with accounting principles generally accepted in the United States, and extraordinary expenses, but including investment advisory and administrative and corporate services fees) exceeds the expense limitation for the Fund. Except for the Balanced Fund, these agreements are limited to a Fund’s direct operating expenses and, therefore, do not apply to acquired fund fees and expenses, which are indirect expenses incurred by a Fund through its investments in other investment companies, such as the underlying funds. The contractual expense limitations for the Funds are as follows:

Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.80%***	SMID Cap Growth	1.05%
Limited Maturity Bond	0.90%*	SMID Cap Value	1.14%
Quality Bond	0.90%	Small Cap Growth	1.15%
High Yield Bond	0.90%	Small Cap Value	1.15%
Flexibly Managed	1.00%	Small Cap Index	0.55%
Balanced	0.62%	Developed International Index	0.59%
Large Growth Stock	1.00%	International Equity	1.50%
Large Cap Growth	1.00%	REIT	1.25%
Large Cap Value	1.00%	Aggressive Allocation	0.33%
Index 500	0.40%**	Moderately Aggressive Allocation	0.33%
Mid Cap Growth	1.00%	Moderate Allocation	0.33%
Mid Cap Value	1.00%	Moderately Conservative Allocation	0.33%
Mid Core Value	1.25%	Conservative Allocation	0.33%

*	Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Limited Maturity Bond Fund’s total expenses do not exceed 0.65%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time.

**	Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Index 500 Fund’s total expenses do not exceed 0.35%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time.

***	The Money Market Fund's actual total operating expenses for the most recent year were less than the amount shown above because ICMI and Penn Mutual voluntarily waived and/or reimbursed expenses to the extent necessary to maintain the Fund’s net yield at a certain level as determined by Penn Mutual and ICMI. Penn Mutual and ICMI may recapture from the Fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recapture could negatively affect the Fund’s future yield. During the prior fiscal year, the Money Market Fund did not reimburse ICMI or Penn Mutual for previously waived or reimbursed fees and expenses.

The Administrative and Corporate Services Agent and the Funds’ Investment Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses from exceeding 0.64%, 0.54% and 1.58% of average daily net assets per year of the Large Core Growth Fund, Large Core Value Fund and Emerging Markets Equity Fund, respectively. This agreement is limited to each Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Subject to approval of the Company’s Board of Directors, the Administrative and Corporate Services Agent and ICMI currently expect that, effective September 1, 2010, the Administrative and Corporate Services Agent and ICMI will waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses from exceeding 1.00%, 1.00% and 1.85% of average daily net assets per year of the Large Core Growth Fund, Large Core Value Fund and Emerging Markets Equity Fund, respectively. This agreement is limited to each Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” In addition, with respect to the Emerging Markets Equity Fund, if the foregoing contractual fee waiver is approved by the Company’s Board of Directors, effective September 1, 2010, the

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Administrative and Corporate Services Agent and ICMI currently intend to voluntarily waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total operating expenses from exceeding 1.68% of average daily net assets per year of the Fund (exclusive of “Acquired Fund Fees and Expenses”). This voluntary waiver may be changed or eliminated at any time.

All waivers of fees or reimbursements of expenses with respect to the Flexibly Managed and High Yield Bond Funds will be shared equally by the sub-adviser and Penn Mutual. For the Money Market, Quality Bond, Large Growth Stock, Large Cap Value and Small Cap Value Funds, the Adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the International Equity Fund, the sub-adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the Limited Maturity Bond, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Growth, and REIT Funds, Penn Mutual will waive fees or reimburse expenses for the entirety of any excess above the expense limitations. For the Balanced, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Index, Developed International Index, Emerging Markets Equity, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds, Penn Mutual and/or ICMI will waive their fees or reimburse expenses for the entirety of any excess above the expense limitations.

Under Penn Mutual’s administrative and corporate services agreement, to the extent Penn Mutual does not have an obligation to waive its fees or reimburse expenses of a Fund (e.g., the Fund is operating at or below its expense limitation), the Fund will reimburse Penn Mutual for amounts previously waived or reimbursed by Penn Mutual, if any, during the Fund's preceding three fiscal years. Penn Mutual, however, shall not be entitled to any reimbursement that would cause the Fund to exceed its expense limitation.

Under the expense limitation agreement among Penn Mutual, ICMI and the Company, on behalf of its Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Markets Equity, Small Cap Index, Developed International Index, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds, to the extent Penn Mutual and/or ICMI does not have an obligation to waive their fees or reimburse expenses of a Fund (e.g., the Fund is operating at or below its expense limitation), the Fund will reimburse Penn Mutual and/or ICMI for amounts previously waived or reimbursed by Penn Mutual and/or ICMI, if any, during the Fund's preceding three fiscal years. Penn Mutual and/or ICMI, however, shall not be entitled to any reimbursement that would cause the Fund to exceed its expense limitation.

For the year ended December 31, 2009, each of the following Funds paid ICMI a fee based on its average daily assets, at the following annual rate:

Fund	Fee	Fund	Fee
Money Market	0.17%	SMID Cap Growth	0.75%
Limited Maturity Bond	0.30%	SMID Cap Value	0.95%
Quality Bond	0.32%	Small Cap Growth	0.76%
High Yield Bond	0.50%	Small Cap Value	0.85%
Flexibly Managed	0.60%	Small Cap Index	0.30%
Large Growth Stock	0.64%	Developed International Index	0.30%
Large Cap Growth	0.55%	International Equity	0.85%
Large Core Growth	0.56%	Emerging Markets Equity	1.18%
Large Cap Value	0.60%	REIT	0.70%
Large Core Value	0.46%	Aggressive Allocation	0.10%
Index 500	0.07%	Moderately Aggressive Allocation	0.10%
Mid Cap Growth	0.70%	Moderate Allocation	0.10%
Mid Cap Value	0.55%	Moderately Conservative Allocation	0.10%
Mid Core Value	0.72%	Conservative Allocation	0.10%

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ICMI pays the sub-advisers out of the investment advisory fee it receives.

ICMI does not receive a fee for the services it performs for the Balanced Fund. However, ICMI is entitled to receive an annual management fee from each of the underlying funds for which the Balanced Fund invests.

A discussion regarding the basis for the Board of Directors’ approval of the Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Growth, Small Cap Value, International Equity and REIT Funds’ investment advisory and sub-advisory agreements is available in the Funds’ June 30, 2009 Semi-Annual Report, which covers the period of January 1, 2009 to June 30, 2009.

A discussion regarding the basis for the Board of Directors’ approval of the Balanced, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Index, Developed International Index, Emerging Markets Equity, Aggressive Allocation Aggressive, Moderately Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds’ investment advisory and sub-advisory agreements is available in the Funds’ December 31, 2008 Annual Report, which covers the period January 1, 2008 through December 31, 2008.

ACCOUNT POLICIES

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (“NYSE”) is open for business (a “Business Day”).

The Funds offer their shares only to The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, The Penn Insurance and Annuity Company (“PIA”), for separate accounts they establish to fund variable life insurance and variable annuity contracts. Penn Mutual or PIA purchases or redeems shares of the Funds based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

The price per share will be the net asset value per share (“NAV”) next determined after receipt of the purchase order. NAV for one share is the value of that share’s portion of all of the assets in a Fund. Each Fund (except for the Money Market Fund) determines its NAV as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NAV of the Money Market Fund is calculated at Noon (Eastern Time) on each day that the NYSE is open.

Frequent Trading Policies & Risks

The Funds presently are available only as investment options for certain variable annuity and variable life insurance contracts (collectively, the “variable contracts”) issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance & Annuity Company (collectively, the “Insurance Company”). The Funds are intended for long-term investment through these variable contracts, and not as short-term trading vehicles. Accordingly, contract owners that use market timing investment strategies or make frequent transfers should not choose the Funds as investment options under their variable contracts.

The trading activity of individual contract owners generally is not known to the Funds because, on a daily basis, the Insurance Company aggregates the orders of its contract owners and submits net purchase or redemption orders to each Fund. As a result, the Funds’ ability to monitor the purchase, redemption, and exchange transactions of contract owners is severely limited. Consequently, the Funds must rely on the Insurance Company, as the issuer and administrator of the variable contracts, to monitor contract owner transaction activity involving the Funds. Because

PENN SERIES FUNDS, INC.

the Funds are available only through variable contracts issued by the Insurance Company, and because the Funds rely on the Insurance Company to apply limitations on trading activity, the Company’s Board of Directors has not adopted separate policies and procedures for the Funds with respect to frequent trading. However, because the Insurance Company serves as an administrator to the Funds, the Board has reviewed and approved the Insurance Company’s policies and procedures regarding frequent trading by contract owners.

As required by its policies and procedures, the Insurance Company discourages frequent trading by monitoring contract owner trading activity and imposing transaction or order submission limitations on the variable contracts. The Company has entered into an agreement with the Insurance Company that requires the Insurance Company to provide the Company with certain contract owner transaction information to enable the Company to review the contract owner transaction activity involving the Funds. If excessive trading is identified, the Company will work with the Insurance Company to restrict trading by the contract owner and may require the Insurance Company to prohibit the contract owner from future purchases or exchanges into a Fund.

However, despite their efforts, there is no guarantee that the Company or Insurance Company will be able to identify individual contract owners who may be engaging in frequent trading in the Funds. As a result, the Company cannot assure that the Insurance Company and the Company will be able to prevent all instances of frequent trading of Fund shares. The Funds do, however, reserve the right to reject any purchase order at any time in their sole discretion.

If frequent trading does occur, it could adversely affect the Funds and their long-term shareholders. Frequent trading can reduce the long-term returns of a Fund by: increasing costs paid by the Fund (such as brokerage commissions); disrupting the Fund’s portfolio management strategies; and requiring the Fund to maintain higher cash balances to meet redemption requests. Frequent trading also can have the effect of diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the Fund’s net asset value.

With respect to a Fund that invests in foreign securities that trade primarily on markets that close prior to the time the Fund determines its NAV, frequent trading may have a greater potential to dilute the value of the Fund’s shares as compared to a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). This type of arbitrage may dilute the value of the Fund's shares if the prices of the Fund’s foreign securities do not reflect their fair value. The Company has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred. However, because fair value pricing involves judgments which are inherently subjective, the use of fair value pricing may not always eliminate the risk of price arbitrage. Like all mutual funds that invest in foreign securities, the International Equity, Large Growth Stock, Flexibly Managed, Large Cap Value, Small Cap Value, Large Core Growth, Large Core Value, SMID Cap Value, Developed International Index and Emerging Markets Equity Funds may be susceptible to the risks described above because they may invest a portion of their assets in such securities.

In addition, a Fund that invests in small/mid cap securities or high yield debt securities (“junk bonds”), which often trade in lower volumes and may be less liquid, may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund’s shares may have a greater impact on the market prices of these types of securities. Like all mutual funds that invest in small/mid cap securities, the Small Cap Growth, Small Cap Value, SMID Cap Value, SMID Cap Growth, Small Cap Index, Mid Cap Growth, Mid Cap Value, Mid Core Value and REIT Funds may be susceptible to the risks described above because they invest in such securities. The Limited Maturity Bond, Quality Bond, High Yield Bond and Large Core Value Funds invest in junk bonds and, therefore, they, like other mutual funds investing in such securities, also may be susceptible to the risks described above.

Please see the prospectuses of the relevant variable contracts for more information about the Insurance Company’s frequent trading policies and procedures.

PENN SERIES FUNDS, INC.

How the Funds Calculate NAV

In calculating NAV, the Funds (except for the Money Market Fund) generally value their portfolio securities at their market prices. If market prices are not readily available or they are determined to be unreliable, the Funds may determine fair value prices using methods approved by the Board of Directors. The Funds’ determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Although the Funds primarily value stocks of U.S. companies traded on U.S. exchanges at their market prices, there may be limited circumstances in which a Fund would price securities at fair value — for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV. In valuing underlying fund investments, the Funds use the NAVs reported by the underlying funds.

With respect to any non-U.S. securities held by a Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

The Money Market Fund values its assets by the amortized cost method, which approximates market value.

Fund portfolio securities that are listed on foreign exchanges may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these Funds’ investments may change on days when you cannot purchase or sell Fund shares.

Portfolio Holdings Information

The Company makes available quarterly on Penn Mutual’s website – www.pennmutal.com – a Quarterly Investment Update (“Quarterly Update”), which includes certain portfolio holdings information for each Fund. The Quarterly Update can be found by clicking on the “Investment Tracker” link on Penn Mutual’s website and then the “Investment Options” link. The Quarterly Update includes each Fund’s top ten holdings and, as applicable, information regarding a Fund’s asset and sector allocation, property types, and/or bond quality. The Quarterly Update is made available five weeks after the end of each quarter and is publicly available to all persons. The Quarterly Update generally remains accessible at least until the Company files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current (expected to be at least three months). A description of the Funds’ policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the Statement of Additional Information.

Dividends and Distributions

The Funds distribute their net investment income annually as dividends and make distributions of net realized capital gains, if any, at least annually except for distributions from the Money Market Fund which will be made monthly.

PENN SERIES FUNDS, INC.

Taxes

Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. The Funds expect all net investment income and net realized capital gains of the Funds to be distributed at least annually and that the Funds will not pay federal income taxes. The Funds may utilize consent dividends to satisfy their distribution obligations. The Funds do not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that the Funds distribute are not currently taxable to owners of variable annuity or variable life insurance contracts when left to accumulate in the contracts or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Funds and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the variable annuity or variable life insurance contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state, local and foreign income tax consequences applicable to your investment. More information about taxes is in the Statement of Additional Information.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Funds’ financial performance for the past five years, or, if shorter, the period of a Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided has been derived from the Funds’ financial statements, which have been audited by KPMG LLP (“KPMG”), independent registered public accounting firm. The KPMG opinion, along with each Fund’s financial statements and related notes thereto, for each such period appear in the Funds’ Statement of Additional Information. You can obtain the Statement of Additional Information at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.

MONEY MARKET FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009[1]		2008[1]	2007	2006	2005
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income (loss)	—	(a)	0.03	0.05	0.05	0.03
Net realized and unrealized gain (loss) on investment transactions	—		—	—	—	—

Total from investment operations	—		0.03	0.05	0.05	0.03

Less distributions:
Net investment income	—	(a)	(0.03)	(0.05)	(0.05)	(0.03)

Total distributions	—		(0.03)	—	—	—

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total return[2,3]	0.44%		2.68%	4.98%	4.66%	2.81%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$168,500		$213,973	$96,017	$76,350	$72,885

Ratio of net expenses to average net assets	0.43%		0.46%	0.49%	0.50%	0.50%

Ratio of total expenses to average net assets	0.48%		0.46%	0.49%	0.50%	0.50%

Ratio of net investment income (loss) to average net assets	0.47%		2.57%	4.88%	4.57%	2.74%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]

The Fund’s total return calculation includes a payment by an affiliate. Excluding the effect of this payment from the Fund’s ending net asset value per share, total return for the year ended December 31, 2008 would have been 2.39%.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LIMITED MATURITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009[1]	2008[1]	2007	2006	2005
Net asset value, beginning of period	$10.57	$10.41	$10.28	$10.25	$10.45

Income from investment operations:
Net investment income (loss)	0.23	0.34	0.41	0.45	0.37
Net realized and unrealized gain (loss) on investment transactions	(0.04)	0.18	0.13	0.01	(0.15)

Total from investment operations	0.19	0.52	0.54	0.46	0.22

Less distributions:
Net investment income	—	(0.36)	(0.41)	(0.43)	(0.42)

Total distributions	—	(0.36)	(0.41)	(0.43)	(0.42)

Net asset value, end of period	$10.76	$10.57	$10.41	$10.28	$10.25

Total return[2]	1.89%	5.03%	5.22%	4.49%	2.14%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$111,501	$75,660	$57,523	$42,867	$60,979

Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.62%	0.61%

Ratio of net investment income (loss) to average net assets	2.20%	3.24%	4.55%	3.91%	3.42%

Portfolio turnover rate	64%	106%	39%	78%	300%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

QUALITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009[1]	2008[1]	2007	2006	2005
Net asset value, beginning of period	$10.36	$10.50	$10.31	$10.18	$10.54

Income from investment operations:
Net investment income (loss)	0.36	0.47	0.47	0.46	0.40
Net realized and unrealized gain (loss) on investment transactions	0.26	0.07	0.18	0.08	(0.14)

Total from investment operations	0.62	0.54	0.65	0.54	0.26

Less distributions:
Net investment income	— (a)	(0.50)	(0.46)	(0.41)	(0.45)
Net realized gains	(0.08)	(0.18)	—	—	(0.17)

Total distributions	(0.08)	(0.68)	(0.46)	(0.41)	(0.62)

Net asset value, end of period	$10.90	$10.36	$10.50	$10.31	$10.18

Total return[2]	6.02%	5.10%	6.33%	5.25%	2.50%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$327,724	$221,730	$183,611	$160,670	$161,265

Ratio of total expenses to average net assets	0.61%	0.60%	0.59%	0.61%	0.62%

Ratio of net investment income (loss) to average net assets	3.38%	4.44%	4.71%	4.43%	3.72%

Portfolio turnover rate	87%	273%	55%	139%	614%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

HIGH YIELD BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009[1]	2008[1]	2007	2006	2005
Net asset value, beginning of period	$5.05	$7.58	$7.88	$7.59	$7.91

Income (loss) from investment operations:
Net investment income (loss)	0.56	0.58	0.58	0.55	0.57
Net realized and unrealized gain (loss) on investment transactions	1.80	(2.40)	(0.30)	0.20	(0.33)

Total from investment operations	2.36	(1.82)	0.28	0.75	0.24

Less distributions:
Net investment income	—	(0.71)	(0.58)	(0.46)	(0.56)

Total distributions	—	(0.71)	—	—	—

Net asset value, end of period	$7.41	$5.05	$7.58	$7.88	$7.59

Total return[2]	46.44%	(23.98% )	3.57%	9.97%	3.11%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$103,574	$57,995	$86,451	$88,203	$85,520

Ratio of total expenses to average net assets	0.87%	0.86%	0.84%	0.85%	0.86%

Ratio of net investment income (loss) to average net assets	8.97%	8.29%	6.97%	6.91%	7.01%

Portfolio turnover rate	59%	53%	67%	65%	64%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009[1]		2008[1]	2007	2006	2005
Net asset value, beginning of period	$16.33		$23.72	$25.12	$25.59	$25.96

Income (loss) from investment operations:
Net investment income (loss)	0.41		0.46	0.59	0.54	0.40
Net realized and unrealized gain (loss) on investment transactions	4.95		(6.99)	0.52	3.33	1.65

Total from investment operations	5.36		(6.53)	1.11	3.87	2.05

Less distributions:
Net investment income	—	(a)	(0.59)	(0.58)	(0.44)	(0.40)
Net realized gains	—		(0.27)	(1.93)	(3.90)	(2.02)

Total distributions	—		(0.86)	(2.51)	(4.34)	(2.42)

Net asset value, end of period	$21.69		$16.33	$23.72	$25.12	$25.59

Total return[2]	32.92%		(27.83% )	4.47%	15.37%	7.84%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$1,286,902		$948,507	$1,440,753	$1,330,977	$1,080,197

Ratio of net expenses to average net assets	0.85%		0.85%	0.83%	0.83%	0.84%

Ratio of total expenses to average net assets	0.85%		0.85%	0.83%	0.84%	0.84%

Ratio of net investment income (loss) to average net assets	2.22%		2.15%	2.34%	2.16%	1.56%

Portfolio turnover rate	89%		103%	61%	57%	30%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

BALANCED FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009[1]		For the period August 25, 2008 through December 31, 2008[1]
Net asset value, beginning of period	$8.19		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.28
Capital gain distributions received from affiliated funds	0.03		0.05
Net realized and unrealized gain (loss) on investment transactions	1.46		(1.81)

Total from investment operations	1.48		(1.48)

Less distributions:
Net investment income	—		(0.33)

Total distributions	—		(0.33)

Net asset value, end of period	$9.67		$8.19

Total return[2]	18.07%		(14.74%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$60,114		$56,422

Ratio of net expenses to average net assets[3]	0.17%		0.22%	*

Ratio of total expenses to average net assets[3]	0.24%		0.26%	*

Ratio of net investment income (loss) to average net assets	(0.17%	)	9.09%	*

Portfolio turnover rate	19%		23%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009[1]		2008[1]	2007	2006	2005
Net asset value, beginning of period	$9.25		$15.96	$14.68	$13.02	$12.28

Income (loss) from investment operations:
Net investment income (loss)	—	(a)	0.03	0.06	0.05	0.02
Net realized and unrealized gain (loss) on investment transactions	3.97		(6.71)	1.28	1.64	0.73

Total from investment operations	3.97		(6.68)	1.34	1.69	0.75

Less distributions:
Net investment income	—	(a)	(0.03)	(0.06)	(0.03)	(0.01)

Total distributions	—		(0.03)	(0.06)	(0.03)	(0.01)

Net asset value, end of period	$13.22		$9.25	$15.96	$14.68	$13.02

Total return[2]	42.93%		(41.87% )	9.16%	13.01%	6.14%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$143,167		$89,852	$152,939	$132,371	$107,195

Ratio of net expenses to average net assets	0.97%		0.98%	0.94%	0.96%	0.98%

Ratio of total expenses to average net assets	0.97%		0.98%	0.94%	0.97%	0.98%

Ratio of net investment income (loss) to average net assets	0.02%		0.24%	0.37%	0.40%	0.15%

Portfolio turnover rate	58%		54%	55%	43%	44%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions and net investment income were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009[1]	2008	2007	2006	2005
Net asset value, beginning of period	$6.02	$10.98	$11.05	$10.79	$10.76

Income (loss) from investment operations:
Net investment income (loss)	0.02	0.02	0.06	0.04	0.02
Net realized and unrealized gain (loss) on investment transactions	2.24	(4.79)	0.45	0.36	0.11

Total from investment operations	2.26	(4.77)	0.51	0.40	0.13

Less distributions:
Net investment income	—	(0.03)	(0.06)	(0.03)	(0.02)
Net realized gains	—	(0.16)	(0.52)	(0.11)	(0.08)

Total distributions	—	(0.19)	(0.58)	(0.14)	(0.10)

Net asset value, end of period	$8.28	$6.02	$10.98	$11.05	$10.79

Total return[2]	37.54%	(43.82% )	4.71%	3.70%	1.20%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$27,870	$17,537	$29,551	$29,982	$27,247

Ratio of net expenses to average net assets	1.00%	0.96%	0.83%	0.86%	0.89%

Ratio of total expenses to average net assets	1.12%	0.96%	0.87%	0.88%	0.89%

Ratio of net investment income (loss) to average net assets	0.22%	0.19%	0.53%	0.35%	0.19%

Portfolio turnover rate	121%	287%	55%	38%	21%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009[1]		For the period August 25, 2008 through December 31, 2008[1]
Net asset value, beginning of period	$6.14		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03		0.02
Net realized and unrealized gain (loss) on investment transactions	2.17		(3.87)

Total from investment operations	2.20		(3.85)

Less distributions:
Net investment income	—	(a)	(0.01)

Total distributions	—		(0.01)

Net asset value, end of period	$8.34		$6.14

Total return[2]	35.89%		(38.45%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$126,510		$100,096

Ratio of net expenses to average net assets	0.64%		0.64%	*

Ratio of total expenses to average net assets	0.86%		0.90%	*

Ratio of net investment income (loss) to average net assets	0.50%		0.69%	*

Portfolio turnover rate	155%		55%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009[1]	2008	2007	2006	2005
Net asset value, beginning of period	$9.43	$17.65	$19.60	$17.56	$18.45

Income (loss) from investment operations:
Net investment income (loss)	0.16	0.20	0.26	0.27	0.23
Net realized and unrealized gain (loss) on investment transactions	3.01	(8.05)	0.45	2.93	0.33

Total from investment operations	3.17	(7.85)	0.71	3.20	0.56

Less distributions:
Net investment income	—	(0.25)	(0.29)	(0.21)	(0.21)
Net realized gains	—	(0.12)	(2.37)	(0.95)	(1.24)

Total distributions	—	(0.37)	(2.66)	(1.16)	(1.45)

Net asset value, end of period	$12.60	$9.43	$17.65	$19.60	$17.56

Total return[2]	33.62%	(44.62% )	3.73%	18.27%	3.00%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$143,038	$106,616	$219,951	$234,269	$215,319

Ratio of net expenses to average net assets	0.90%	0.90%	0.86%	0.87%	0.88%

Ratio of total expenses to average net assets	0.90%	0.90%	0.87%	0.88%	0.88%

Ratio of net investment income (loss) to average net assets	1.53%	1.42%	1.25%	1.37%	1.15%

Portfolio turnover rate	120%	228%	92%	45%	45%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009[1]	For the period August 25, 2008 through December 31, 2008[1]
Net asset value, beginning of period	$7.22	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.14	0.07
Net realized and unrealized gain (loss) on investment transactions	1.07	(2.78)

Total from investment operations	1.21	(2.71)

Less distributions:
Net investment income	—	(0.07)

Total distributions	—	(0.07)

Net asset value, end of period	$8.43	$7.22

Total return[2]	16.76%	(27.05%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$149,973	$114,167

Ratio of net expenses to average net assets	0.54%	0.54%	*

Ratio of total expenses to average net assets	0.75%	0.79%	*

Ratio of net investment income (loss) to average net assets	1.94%	2.40%	*

Portfolio turnover rate	62%	31%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

INDEX 500 FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009[1]	2008	2007	2006	2005
Net asset value, beginning of period	$6.28	$10.11	$9.78	$8.58	$8.34

Income (loss) from investment operations:
Net investment income (loss)	0.13	0.17	0.17	0.15	0.14
Net realized and unrealized gain (loss) on investment transactions	1.51	(3.82)	0.33	1.17	0.24

Total from investment operations	1.64	(3.65)	0.50	1.32	0.38

Less distributions:
Net investment income	—	(0.18)	(0.17)	(0.12)	(0.14)

Total distributions	—	(0.18)	(0.17)	(0.12)	(0.14)

Net asset value, end of period	$7.92	$6.28	$10.11	$9.78	$8.58

Total return[2]	26.11%	(36.08% )	5.09%	15.37%	4.48%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$249,284	$195,078	$254,462	$250,174	$234,122

Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%

Ratio of total expenses to average net assets	0.37%	0.37%	0.35%	0.37%	0.37%

Ratio of net investment income (loss) to average net assets	1.97%	2.02%	1.64%	1.61%	1.52%

Portfolio turnover rate	6%	6%	4%	6%	5%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009[1]		2008[1]	2007		2006		2005
Net asset value, beginning of period	$5.42		$10.60	$8.47		$7.93		$7.05

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.02)	(0.04)		(0.01)		(0.03)
Net realized and unrealized gain (loss) on investment transactions	2.60		(5.16)	2.17		0.55		0.91

Total from investment operations	2.59		(5.18)	2.13		0.54		0.88

Net asset value, end of period	$8.01		$5.42	$10.60		$8.47		$7.93

Total return[2]	47.79%		(48.87% )	25.15%		6.81%		12.48%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$82,895		$57,747	$112,637		$85,414		$81,174

Ratio of net expenses to average net assets	1.00%		1.00%	0.97%		0.96%		1.00%

Ratio of total expenses to average net assets	1.01%		1.02%	1.00%		1.02%		1.02%

Ratio of net investment income (loss) to average net assets	(0.22%	)	(0.20% )	(0.46%	)	(0.09%	)	(0.43%	)

Portfolio turnover rate	102%		162%	137%		153%		156%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MID CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009[1]	2008[1]	2007	2006	2005
Net asset value, beginning of period	$6.81	$13.12	$13.59	$12.97	$13.77

Income (loss) from investment operations:
Net investment income (loss)	0.05	0.10	0.11	0.11	0.09
Net realized and unrealized gain (loss) on investment transactions	3.15	(6.31)	0.38	1.36	1.63

Total from investment operations	3.20	(6.21)	0.49	1.47	1.72

Less distributions:
Net investment income	—	(0.10)	(0.13)	(0.09)	(0.09)
Return of capital	—	—	(0.03)	—	—
Net realized gains	—	—	(0.80)	(0.76)	(2.43)

Total distributions	—	(0.10)	(0.96)	(0.85)	(2.52)

Net asset value, end of period	$10.01	$6.81	$13.12	$13.59	$12.97

Total return[2]	46.99%	(47.26% )	3.77%	11.41%	12.33%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$92,662	$60,507	$125,718	$125,362	$112,301

Ratio of net expenses to average net assets	0.85%	0.86%	0.79%	0.81%	0.85%

Ratio of total expenses to average net assets	0.85%	0.86%	0.83%	0.84%	0.85%

Ratio of net investment income (loss) to average net assets	0.69%	0.89%	0.73%	0.82%	0.67%

Portfolio turnover rate	43%	58%	73%	62%	100%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MID CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009[1]	2008[1]	2007	2006	2005
Net asset value, beginning of period	$6.80	$11.78	$13.23	$13.15	$12.91

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.14	0.07	0.08	0.07
Net realized and unrealized gain (loss) on investment transactions	1.74	(4.66)	0.03	1.48	1.00

Total from investment operations	1.77	(4.52)	0.10	1.56	1.07

Less distributions:
Net investment income	—	(0.16)	(0.07)	(0.06)	(0.06)
Net realized gains	—	(0.30)	(1.48)	(1.42)	(0.77)

Total distributions	—	(0.46)	(1.55)	(1.48)	(0.83)

Net asset value, end of period	$8.57	$6.80	$11.78	$13.23	$13.15

Total return[2]	26.03%	(38.89% )	0.85%	12.23%	8.20%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$40,508	$29,895	$48,465	$43,616	$45,096

Ratio of net expenses to average net assets	1.20%	1.08%	1.04%	1.06%	1.07%

Ratio of total expenses to average net assets	1.20%	1.08%	1.05%	1.07%	1.07%

Ratio of net investment income (loss) to average net assets	0.43%	1.49%	0.57%	0.56%	0.58%

Portfolio turnover rate	116%	39%	40%	28%	25%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009[1]		For the period August 25, 2008 through December 31, 2008[1]
Net asset value, beginning of period	$6.51		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.01)
Net realized and unrealized gain (loss) on investment transactions	3.54		(3.48)

Total from investment operations	3.50		(3.49)

Net asset value, end of period	$10.01		$6.51

Total return[2]	54.15%		(35.00%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$21,806		$4,250

Ratio of net expenses to average net assets	1.05%		1.05%	*

Ratio of total expenses to average net assets	1.41%		1.69%	*

Ratio of net investment income (loss) to average net assets	(0.43%	)	(0.36%	)*

Portfolio turnover rate	65%		21%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMID CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009[1]	For the period August 25, 2008 through December 31, 2008[1]
Net asset value, beginning of period	$6.80	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02	0.04
Net realized and unrealized gain (loss) on investment transactions	3.08	(3.21)

Total from investment operations	3.10	(3.17)

Less distributions:
Net investment income	—	(0.03)

Total distributions	—	(0.03)

Net asset value, end of period	$9.90	$6.80

Total return[2]	45.59%	(31.64%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$21,142	$4,752

Ratio of net expenses to average net assets	1.14%	1.14%	*

Ratio of total expenses to average net assets	1.52%	1.83%	*

Ratio of net investment income (loss) to average net assets	0.30%	1.37%	*

Portfolio turnover rate	49%	14%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMALL CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009[1]		2008[1]	2007		2006	2005
Net asset value, beginning of period	$10.81		$21.64	$20.09		$20.34	$19.14

Income (loss) from investment operations:
Net investment income (loss)	(0.09)		(0.09)	(0.11)		(0.06)	(0.13)
Net realized and unrealized gain (loss) on investment transactions	6.43		(10.74)	1.66		(0.19)	1.33

Total from investment operations	6.34		(10.83)	1.55		(0.25)	1.20

Net asset value, end of period	$17.15		$10.81	$21.64		$20.09	$20.34

Total return[2]	58.65%		(50.05% )	7.72%		(1.23% )	6.27%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$76,180		$48,008	$99,593		$106,380	$111,029

Ratio of total expenses to average net assets	1.11%		1.07%	1.02%		1.02%	1.02%

Ratio of net investment income (loss) to average net assets	(0.67%	)	(0.59% )	(0.50%	)	(0.27% )	(0.67%	)

Portfolio turnover rate	163%		190%	107%		126%	137%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009[1]	2008[1]	2007	2006	2005
Net asset value, beginning of period	$9.99	$14.07	$17.70	$16.37	$16.95

Income (loss) from investment operations:
Net investment income (loss)	0.09	0.09	0.12	0.05	0.07
Net realized and unrealized gain (loss) on investment transactions	2.60	(3.88)	(1.03)	2.77	0.56

Total from investment operations	2.69	(3.79)	(0.91)	2.82	0.63

Less distributions:
Net investment income	—	(0.11)	(0.12)	(0.05)	(0.07)
Net realized gains	—	(0.18)	(2.60)	(1.44)	(1.14)

Total distributions	—	(0.29)	(2.72)	(1.49)	(1.21)

Net asset value, end of period	$12.68	$9.99	$14.07	$17.70	$16.37

Total return[2]	26.93%	(27.15% )	(5.30% )	17.43%	3.67%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$132,952	$109,336	$170,004	$182,142	$156,605

Ratio of net expenses to average net assets	1.15%	1.15%	1.14%	1.14%	1.14%

Ratio of total expenses to average net assets	1.17%	1.15%	1.14%	1.14%	1.14%

Ratio of net investment income (loss) to average net assets	0.86%	0.66%	0.64%	0.28%	0.40%

Portfolio turnover rate	60%	66%	67%	59%	46%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMALL CAP INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009[1]	For the period August 25, 2008 through December 31, 2008[1]
Net asset value, beginning of period	$6.96	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07	0.04
Net realized and unrealized gain (loss) on investment transactions	1.75	(3.04)

Total from investment operations	1.82	(3.00)

Less distributions:
Net investment income	—	(0.04)

Total distributions	—	(0.04)

Net asset value, end of period	$8.78	$6.96

Total return[2]	26.15%	(29.96%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$21,431	$8,208

Ratio of net expenses to average net assets	0.55%	0.55%	*

Ratio of total expenses to average net assets	2.01%	2.09%	*

Ratio of net investment income (loss) to average net assets	0.94%	1.59%	*

Portfolio turnover rate	22%	3%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009[1]		For the period August 25, 2008 through December 31, 2008[1]
Net asset value, beginning of period	$7.12		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.18		0.05
Net realized and unrealized gain (loss) on investment transactions	1.85		(2.90)

Total from investment operations	2.03		(2.85)

Less distributions:
Net investment income	—	(a)	(0.03)

Total distributions	—		(0.03)

Net asset value, end of period	$9.15		$7.12

Total return[2]	28.52%		(28.50%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$38,491		$12,201

Ratio of net expenses to average net assets	0.59%		0.59%	*

Ratio of total expenses to average net assets	2.15%		4.65%	*

Ratio of net investment income (loss) to average net assets	2.27%		2.06%	*

Portfolio turnover rate	1%		—	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009[1]	2008[1]	2007	2006	2005
Net asset value, beginning of period	$13.12	$24.09	$24.27	$20.91	$17.98

Income (loss) from investment operations:
Net investment income (loss)	0.26	0.25	0.31	0.28	0.15
Net realized and unrealized gain (loss) on investment transactions	2.58	(10.01)	4.33	5.98	2.86

Total from investment operations	2.84	(9.76)	4.64	6.26	3.01

Less distributions:
Net investment income	(0.16)	(0.43)	(0.15)	(0.38)	(0.08)
Net realized gains	—	(0.78)	(4.67)	(2.52)	—

Total distributions	(0.16)	(1.21)	(4.82)	(2.90)	(0.08)

Net asset value, end of period	$15.80	$13.12	$24.09	$24.27	$20.91

Total return[2]	21.74%	(41.28% )	20.05%	30.34%	16.77%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$270,907	$213,117	$381,328	$294,499	$200,947

Ratio of net expenses to average net assets	1.27%	1.27%	1.16%	1.19%	1.21%

Ratio of total expenses to average net assets	1.27%	1.27%	1.18%	1.20%	1.21%

Ratio of net investment income (loss) to average net assets	1.89%	1.33%	1.14%	1.10%	1.47%

Portfolio turnover rate	48%	108%	95%	52%	40%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009[1]		For the period August 25, 2008 through December 31, 2008[1]
Net asset value, beginning of period	$5.99		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03		—
Net realized and unrealized gain (loss) on investment transactions	3.90		(3.99)

Total from investment operations	3.93		(3.99)

Less distributions:
Net investment income	—	(a)	(0.02)

Total distributions	—		(0.02)

Net asset value, end of period	$9.92		$5.99

Total return[2]	65.64%		(39.86%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$102,834		$52,204

Ratio of net expenses to average net assets	1.58%		1.58%	*

Ratio of total expenses to average net assets	2.20%		1.83%	*

Ratio of net investment income (loss) to average net assets	0.37%		0.04%	*

Portfolio turnover rate	70%		37%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

REIT FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009[1]	2008[1]	2007	2006	2005
Net asset value, beginning of period	$6.82	$12.00	$18.10	$14.92	$14.33

Income (loss) from investment operations:
Net investment income (loss)	0.19	0.25	0.30	0.24	0.20
Net realized and unrealized gain (loss) on investment transactions	1.62	(5.02)	(3.49)	4.57	1.66

Total from investment operations	1.81	(4.77)	(3.19)	4.81	1.86

Less distributions:
Net investment income	—	(0.25)	(0.33)	(0.19)	(0.30)
Return of capital	—	(0.16)	(0.16)	—	—
Net realized gains	—	—	(2.42)	(1.44)	(0.97)

Total distributions	—	(0.41)	(2.91)	(1.63)	(1.27)

Net asset value, end of period	$8.63	$6.82	$12.00	$18.10	$14.92

Total return[2]	26.54%	(39.38% )	(17.87% )	32.41%	12.97%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$50,107	$33,240	$53,684	$71,790	$43,122

Ratio of total expenses to average net assets	1.03%	1.02%	0.99%	1.00%	1.02%

Ratio of net investment income (loss) to average net assets	2.93%	2.30%	1.37%	1.56%	1.41%

Portfolio turnover rate	163%	86%	85%	53%	54%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009[1]		For the period August 25, 2008 through December 31, 2008[1]
Net asset value, beginning of period	$6.95		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.24
Capital gain distributions received from affiliated funds	—		0.03
Net realized and unrealized gain (loss) on investment transactions	2.02		(3.21)

Total from investment operations	2.01		(2.94)

Less distributions:
Net investment income	—		(0.10)
Net realized gains	—	(a)	(0.01)

Total distributions	—		(0.11)

Net asset value, end of period	$8.96		$6.95

Total return[2]	28.94%		(29.39%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$13,875		$1,509

Ratio of net expenses to average net assets[3]	0.33%		0.33%	*

Ratio of total expenses to average net assets[3]	0.48%		2.97%	*

Ratio of net investment income (loss) to average net assets	(0.16%	)	9.66%	*

Portfolio turnover rate	39%		21%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MODERATELY AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009[1]		For the period August 25, 2008 through December 31, 2008[1]
Net asset value, beginning of period	$7.64		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		0.39
Capital gain distributions received from affiliated funds	0.01		0.05
Net realized and unrealized gain (loss) on investment transactions	2.09		(2.65)

Total from investment operations	2.08		(2.21)

Less distributions:
Net investment income	—		(0.15)
Net realized gains	—	(a)	—	(a)

Total distributions	—		(0.15)

Net asset value, end of period	$9.72		$7.64

Total return[2]	27.25%		(22.06%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$61,800		$11,656

Ratio of net expenses to average net assets[3]	0.33%		0.33%	*

Ratio of total expenses to average net assets[3]	0.34%		0.70%	*

Ratio of net investment income (loss) to average net assets	(0.18%	)	14.72%	*

Portfolio turnover rate	49%		21%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009[1]		For the period August 25, 2008 through December 31, 2008[1]
Net asset value, beginning of period	$7.93		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		0.40
Capital gain distributions received from affiliated funds	0.01		0.06
Net realized and unrealized gain (loss) on investment transactions	1.64		(2.34)

Total from investment operations	1.63		(1.88)

Less distributions:
Net investment income	—		(0.19)
Net realized gains	—	(a)	—	(a)

Total distributions	—		(0.19)

Net asset value, end of period	$9.56		$7.93

Total return[2]	20.58%		(18.77%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$100,677		$13,244

Ratio of net expenses to average net assets[3]	0.33%		0.33%	*

Ratio of total expenses to average net assets[3]	0.33%		0.59%	*

Ratio of net investment income (loss) to average net assets	(0.20%	)	14.00%	*

Portfolio turnover rate	30%		23%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MODERATELY CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009[1]		For the period August 25, 2008 through December 31, 2008[1]
Net asset value, beginning of period	$8.40		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		0.34
Capital gain distributions received from affiliated funds	0.02		0.06
Net realized and unrealized gain (loss) on investment transactions	1.35		(1.74)

Total from investment operations	1.35		(1.34)

Less distributions:
Net investment income	—	(a)	(0.24)
Net realized gains	—		(0.02)

Total distributions	—		(0.26)

Net asset value, end of period	$9.75		$8.40

Total return[2]	16.19%		(13.48%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$45,014		$8,313

Ratio of net expenses to average net assets[3]	0.33%		0.33%	*

Ratio of total expenses to average net assets[3]	0.36%		0.61%	*

Ratio of net investment income (loss) to average net assets	(0.22%	)	11.40%	*

Portfolio turnover rate	46%		38%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009[1]	For the period August 25, 2008 through December 31, 2008[1]
Net asset value, beginning of period	$9.05	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.43
Capital gain distributions received from affiliated funds	0.02	0.07
Net realized and unrealized gain (loss) on investment transactions	0.97	(1.17)

Total from investment operations	0.97	(0.67)

Less distributions:
Net investment income	— (a)	(0.28)
Net realized gains	(0.01)	—

Total distributions	(0.01)	(0.28)

Net asset value, end of period	$10.01	$9.05

Total return[2]	10.80%	(6.64%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$31,405	$8,139

Ratio of net expenses to average net assets[3]	0.33%	0.33%	*

Ratio of total expenses to average net assets[3]	0.38%	0.63%	*

Ratio of net investment income (loss) to average net assets	(0.21% )	13.26%	*

Portfolio turnover rate	73%	27%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)	Distributions were less than one penny per share.

Statement of Additional Information

In addition to this Prospectus, Penn Series has a Statement of Additional Information (“SAI”), dated May 1, 2010, which contains additional, more detailed information about the Funds. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

Penn Series publishes annual and semi-annual reports containing additional information about each Fund’s investments. In Penn Series’ shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected each Fund’s performance during that period.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at 1-800-523-0650 or by visiting Penn Mutual’s website at www.pennmutual.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Securities and Exchange Commission in any of the following ways: (1) in person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090); (2) on-line: you may retrieve information from the Commission’s web site at “http://www.sec.gov”; or (3) by mail: you may request documents, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to Securities Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policy and Proxy Voting Records

You may obtain a description of the Company’s Proxy Voting Policies and Procedures and a description of the Proxy Voting Policies and Procedures of the investment adviser and each sub-adviser to the Company, free of charge, by calling 1-800-523-0650, or by visiting the website of The Penn Mutual Life Insurance Company at www.pennmutual.com, clicking on the Investment Options and Performance Tab at the top of the page and, under Related Information, clicking on the Penn Series Proxy Voting tab.

You may obtain the voting record of each Fund for the most recent twelve-month period ended June 30, free of charge, by visiting the website of The Penn Mutual Life Insurance Company at www.pennmutual.com and following the instructions noted above. The voting record will be made available on the website of The Penn Mutual Life Insurance Company as soon as reasonably practicable after the information is filed by the Company with the SEC on Form N-PX. The voting record will also be available on the website of the U. S. Securities and Exchange Commission at www.sec.gov.

Penn Series Funds, Inc.’s Investment Company Act registration number is 811-03459.

The Penn Mutual Life Insurance Company

Philadelphia, PA 19172

©2010 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172 www.pennmutual.com

PM1435	5/10

STATEMENT OF ADDITIONAL INFORMATION

PENN SERIES FUNDS, INC.

600 Dresher Road

Horsham, Pennsylvania 19044

Penn Series Funds, Inc. (“Penn Series”) is a no-load mutual fund with twenty-nine separate investment portfolios (the “Funds”).

MONEY MARKET FUND

LIMITED MATURITY BOND FUND

QUALITY BOND FUND

HIGH YIELD BOND FUND

FLEXIBLY MANAGED FUND

BALANCED FUND

LARGE GROWTH STOCK FUND

LARGE CAP GROWTH FUND

LARGE CORE GROWTH FUND

LARGE CAP VALUE FUND

LARGE CORE VALUE FUND

INDEX 500 FUND

MID CAP GROWTH FUND

MID CAP VALUE FUND

MID CORE VALUE FUND

SMID CAP GROWTH FUND

SMID CAP VALUE FUND

SMALL CAP GROWTH FUND

SMALL CAP VALUE FUND

SMALL CAP INDEX FUND

DEVELOPED INTERNATIONAL INDEX FUND

INTERNATIONAL EQUITY FUND

EMERGING MARKETS EQUITY FUND

REIT FUND

AGGRESSIVE ALLOCATION FUND

MODERATELY AGGRESSIVE ALLOCATION FUND

MODERATE ALLOCATION FUND

MODERATELY CONSERVATIVE ALLOCATION FUND

CONSERVATIVE ALLOCATION FUND

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Penn Series Prospectus dated May 1, 2010. A copy of the Prospectus is available, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group - H3F, Philadelphia, PA, 19172. Or, you may call, toll free, 1-800-523-0650.

The date of this Statement of Additional Information is May 1, 2010.

1

2

Independent Registered Public Accounting Firm	102
Legal Matters	102
Portfolio Holdings Information	102
Ratings of Commercial Paper	103
Ratings of Corporate Debt Securities	104
Financial Statements of Penn Series	106
Appendix A	A-1

3

PENN SERIES

Penn Series is an open-end management investment company that offers shares of diversified portfolios (each, a “Fund,” and collectively, the “Funds”) for variable annuity and variable life insurance contracts issued by The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, The Penn Insurance and Annuity Company (“PIA”). Shares of each Fund will be purchased by Penn Mutual and PIA for the purpose of funding variable annuity contracts and variable life insurance policies and by qualified pension plans. Penn Series was established as a Maryland corporation pursuant to Articles of Incorporation dated April 21, 1982.

INVESTMENT OBJECTIVES

The investment objectives of the Funds are as follows. There can be no assurance that these objectives will be achieved. Each Fund’s investment objective may be changed by the Penn Series Board of Directors without the approval of shareholders.

Money Market Fund	Preserve shareholder capital, maintain liquidity and achieve the highest possible level of current income consistent therewith
Limited Maturity Bond Fund	Highest available current income consistent with liquidity and low risk to principal; total return is secondary
Quality Bond Fund	Highest income over the long term consistent with the preservation of principal
High Yield Bond Fund	High current income
Flexibly Managed Fund	Maximize total return (capital appreciation and income)
Balanced Fund	Long-term growth and current income
Large Growth Stock Fund	Long-term growth of capital and increase of future income
Large Cap Growth Fund	Long-term capital appreciation
Large Core Growth Fund	Long-term growth of capital (capital appreciation)
Large Cap Value Fund	Long-term growth of capital
Large Core Value Fund	Total return
Index 500 Fund	To seek a total return (capital appreciation and income) which corresponds to that of the S&P 500 Index
Mid Cap Growth Fund	Maximize capital appreciation
Mid Cap Value Fund	Growth of capital
Mid Core Value Fund	Capital appreciation
SMID Cap Growth Fund	Long-term returns
SMID Cap Value Fund	Long-term growth of capital
Small Cap Growth Fund	Capital appreciation
Small Cap Value Fund	Capital appreciation
Small Cap Index Fund	To replicate the returns and characteristics of a small cap index
Developed International Index Fund	To replicate the returns and characteristics of an international index composed of securities from developed countries

4

International Equity Fund	Capital appreciation
Emerging Markets Equity Fund	Capital appreciation
REIT Fund	High total return consistent with reasonable investment risks
Aggressive Allocation Fund	Long-term capital growth consistent with its asset allocation strategy
Moderately Aggressive Allocation Fund	Long-term capital growth and current income consistent with its asset allocation strategy
Moderate Allocation Fund	Long-term capital growth and current income consistent with its asset allocation strategy
Moderately Conservative Allocation Fund	Long-term capital growth and current income consistent with its asset allocation strategy
Conservative Allocation Fund	Long-term capital growth and current income consistent with its asset allocation strategy

INVESTMENT POLICIES

Information in this Statement of Additional Information supplements the discussion in the Penn Series Prospectus regarding investment policies and restrictions of the Funds. Unless otherwise specified, the investment policies and restrictions are not fundamental policies and may be changed by the Board of Directors without shareholder approval. Fundamental policies and restrictions of each Fund may not be changed without the approval of at least a majority of the outstanding shares of that Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

Money Market Fund

Investment Program. The Fund invests in a diversified portfolio of money market securities, limited to those described below, which are rated within the two highest credit categories assigned by nationally recognized statistical rating organizations, or, if not rated, are of comparable investment quality as determined by Independence Capital Management, Inc. (“Investment Adviser”) which serves as investment adviser to the Fund. Such securities include: (i) U.S. Government Obligations; (ii) U.S. Government Agency Securities; (iii) Bank Obligations; (iv) Commercial Paper; (v) Short-Term Corporate Debt Securities; (vi) Canadian Government Securities, limited to 10% of the Fund’s assets; (vii) Savings and Loan Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities other than Foreign Securities; (x) Foreign Securities—U.S. dollar-denominated money market securities issued by foreign issuers, foreign branches of U.S. banks and U.S. branches of foreign banks; and (xi) Asset Backed Securities. Certain of the securities may have adjustable rates of interest with periodic demand features. The Fund may also invest in securities of investment companies that invest in money market securities meeting the foregoing criteria.

Portfolio Quality. The Fund will invest in U.S. dollar-denominated money market instruments determined by the Investment Adviser, under guidelines adopted by the Penn Series Board of Directors, to present minimum credit risk. This determination will take into consideration such factors as liquidity, profitability, ability to generate funds and capital adequacy. In addition, the Fund will observe investment restrictions contained in Rule 2a-7 promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, including the following: (a) the Fund will not invest in a money market instrument if, as a result, more than the greater of 1% of the Fund’s total assets or $1,000,000 (effective May 28, 2010, this requirement will be modified to limit the Fund’s investments to no more than  1/2 of 1% of the Fund’s total assets) would be invested in securities of that issuer which are not rated in the highest rating category of nationally recognized statistical rating organizations (or, if not rated, are not of comparable quality); and (b) the Fund will not invest in a money

5

market instrument if, as a result, more than 5% (effective May 28, 2010, this percentage will be reduced to 3%) of the Fund’s total assets would be invested in securities which are not rated in the highest rating category of nationally recognized statistical rating organizations (or, if not rated, are not of comparable quality).

Limited Maturity Bond Fund

The Fund invests in a diversified portfolio of short to intermediate term debt securities. The Fund will invest primarily in investment grade securities (e.g., AAA, AA, A or BBB by S&P) rated by at least one of the nationally recognized statistical rating organizations (S&P, Moody’s, Fitch Investors Service, Inc., or Dominion Bond Rating Service) or, if not rated, are of equivalent investment quality as determined by the Investment Adviser. The Fund may also invest up to 10% of its net assets in “high yield” securities which are rated BB or B by S&P (or securities with a comparable rating by another nationally recognized statistical rating organization), and are sometimes referred to as “junk bonds.” Under normal circumstances, at least 80% of the Fund’s total assets will be invested in income producing securities. At least 75% of the value of the Fund’s total assets (not including cash) will be invested in one or more of the following categories of investments: (i) Marketable Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Collateralized Mortgage Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities; (x) Private Placements (restricted securities); (xi) Asset Backed Securities; and (xii) Municipal Obligations. In addition, the Fund may, as part of this minimum 75% of its assets, write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in interest rate futures contracts (and options thereon) for hedging purposes.

In addition to the investments described above, the Fund may invest up to 25% of the value of its total assets (not including cash) in convertible securities, which can be converted into or which carry warrants to purchase common stock or other equity interests, and preferred and common stocks. The Fund may from time to time purchase these securities on a when-issued basis; the value of such income-producing securities may decline or increase prior to settlement date.

Quality Bond Fund

The Fund invests in a diversified portfolio primarily consisting of long, intermediate, and short-term marketable (i.e., securities for which market quotations are readily available) debt securities. Except as provided below, the Fund will only purchase debt securities that are considered investment grade securities (e.g., AAA, AA, A, or BBB by S&P) by at least one of the nationally recognized statistical rating organizations (S&P, Moody’s, Fitch Investors Service, Inc., or Dominion Bond Rating Service) or, if not rated, are of equivalent investment quality as determined by the Investment Adviser. The Fund may also invest up to 10% of its net assets in securities rated BB or B by S&P (or securities with a comparable rating by another nationally recognized statistical rating organization), which are sometimes referred to as “junk bonds.” Under normal circumstances, at least 80% of the Fund’s total assets will be invested in debt securities. At least 75% of the value of the Fund’s total assets (not including cash) will be invested in one or more of the following categories of investments: (i) Marketable Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Collateralized Mortgage Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities; (x) Private Placements (restricted securities); (xi) Asset Backed Securities; and (xii) Municipal Obligations. In addition, the Fund may, as part of this minimum 75% of its assets, write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in interest rate futures contracts (and options thereon) for hedging purposes. In addition to the above, the Fund may invest up to 25% of the value of its total assets (not including cash) in Convertible Securities, which can be converted into or which carry warrants to purchase common stock or other equity interests, and Preferred and Common Stocks. The Fund may from time to time purchase these securities on a when-issued basis; the value of such income-producing securities may decline or increase prior to settlement date.

6

High Yield Bond Fund

The Fund will invest at least 80% of the value of its total assets in a widely diversified portfolio of high-yield corporate bonds, often called “junk bonds,” income-producing convertible securities and preferred stocks. The Fund seeks to invest its assets in securities rated Ba or lower by Moody’s, or BB or lower by S&P, or, if not rated, of comparable investment quality as determined by the investment sub-adviser.

Because high yield bonds involve greater risks than higher quality bonds, they are referred to as “junk bonds.” The Fund may, from time to time, purchase bonds that are in default, rated Ca by Moody’s or D by S&P, if, in the opinion of the sub-adviser, there is potential for capital appreciation. Such bonds are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation (see “Ratings of Corporate Debt Securities”). In addition, the Fund may invest its portfolio in medium quality investment grade securities (rated Baa by Moody’s or BBB by S&P) which provide greater liquidity than lower quality securities. Moreover, the Fund may, for temporary defensive purposes under extraordinary economic or financial market conditions, invest in higher quality securities.

Investments in the Fund’s portfolio may include: (i) Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Securities of Certain Supranational Organizations; (viii) Repurchase Agreements involving these securities; (ix) Private Placements (restricted securities); (x) Foreign Securities; (xi) Convertible Securities—debt securities convertible into or exchangeable for equity securities or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities; (xii) Preferred Stocks—securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company’s earnings and assets; (xiii) Loan Participation and Assignments; (xiv) Trade Claims; (xv) Deferrable Subordinate Securities and (xvi) Zero Coupon and Pay-in-Kind Bonds. Zero Coupon and Pay-in-Kind Bonds can be more volatile than coupon bonds. There is no limit on the Fund’s investment in these securities. The Fund may purchase securities, from time to time, on a when-issued basis; the value of such securities may decline or increase prior to settlement date.

Credit Analysis. Because investment in lower and medium quality fixed-income securities involves greater investment risk, including the possibility of default or bankruptcy, achievement of the Fund’s investment objectives will be more dependent on the sub-adviser’s credit analysis than would be the case if the Fund were investing in higher quality fixed-income securities. Although the ratings of Moody’s or S&P are used as preliminary indicators of investment quality, a credit rating assigned by such a commercial rating service will not measure the market risk of lower quality bonds and may not be a timely reflection of the condition and economic viability of an individual issuer.

The sub-adviser places primary significance on its own in-depth credit analysis and security research. The Fund’s investments will be selected from an approved list of securities deemed appropriate for the Fund by the sub-adviser, which maintains a credit rating system based upon comparative credit analyses of issuers within the same industry and individual credit analysis of each company. These analyses take into consideration such factors as a corporation’s present and potential liquidity, profitability, internal capability to generate funds, and adequacy of capital. Although some issuers do not seek to have their securities rated by Moody’s or S&P, such unrated securities will also be purchased by the Fund only after being subjected to analysis by the sub-adviser. Unrated securities are not necessarily of lower quality than rated securities, but the market for rated securities is usually broader.

Maturity. The maturity of debt securities may be considered long (10 plus years), intermediate (1 to 10 years), or short-term (12 months or less). The proportion invested by the Fund in each category can be expected to vary depending upon the evaluation of market patterns and trends by the sub-adviser. Normally, the Fund’s dollar weighted average maturity is expected to be in the 6 to 12 year range.

7

Yield and Price. Lower to medium quality, long-term fixed-income securities typically yield more than higher quality, long-term fixed-income securities. Thus, the Fund’s yield normally can be expected to be higher than that of a fund investing in higher quality debt securities. The yields and prices of lower quality fixed income securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income markets, changes in perception of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality securities, which may result in greater price and yield volatility. For a given period of time, the Fund may have a high yield but a negative total return.

Deferrable Subordinated Securities. Recently, securities have been issued which have long maturities and are deeply subordinated in the issuer’s capital structure. They generally have 30-year maturities and permit the issuer to defer distributions for up to five years. These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds. As a result, the securities may be viewed as possessing certain “equity-like” features by rating agencies and bank regulators. However, the securities are treated as debt securities by market participants, and the fund intends to treat them as such as well. These securities may offer a mandatory put or remarketing option that creates an effective maturity date significantly shorter than the stated one. The High Yield Bond Fund will invest in these securities to the extent their yield, credit, and maturity characteristics are consistent with the Fund’s investment objective and program.

Hybrid Instruments. The Fund may invest up to 10% of its total assets in hybrid instruments. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a “benchmark”). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may or may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the Fund.

Other Investments. The Fund may invest up to 20% of its total assets in dividend-paying preferred or common stocks (including up to 10% of net assets in warrants to purchase common stocks) that are considered by the sub-adviser to be consistent with the Fund’s current income and capital appreciation investment objectives. In seeking higher income or a reduction in principal volatility, the Fund may write covered call options and purchase covered put options and spreads and purchase uncovered put options and uncovered call options; and the Fund may invest in interest rate futures contracts (and options thereon) for hedging purposes. There are also special risks associated with investments in foreign securities whether denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies. Currency risk affects the Fund to the extent that it holds non-dollar foreign bonds.

Additional Risks of High Yield Investing. There can be no assurance that the High Yield Bond Fund will achieve its investment objective. The high yield securities in which the Fund may invest are predominantly speculative with regard to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the Fund may invest will be affected by the creditworthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. Furthermore, the share price and yield of the Fund are expected to be more volatile than the share price and yield of a fund investing in higher quality securities, which react primarily to movements in the general level of

8

interest rates. The sub-adviser carefully considers these factors and the Fund attempts to reduce risk by diversifying its portfolio, by analyzing the creditworthiness of individual issuers, and by monitoring trends in the economy, financial markets, and specific industries. Such efforts, however, will not eliminate risk. High yield bonds may be more susceptible than investment grade bonds to real or perceived adverse economic and competitive industry conditions. High yield bond prices may decrease in response to a projected economic downturn because the advent of a recession could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. Highly leveraged issuers also may find it difficult to obtain additional financing during a period of rising interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds. As such, the prices at which lower quality bonds can be sold may be adversely affected and valuing such lower quality bonds can be a difficult task. If market quotations are not available, these securities will be valued by a method that, in the good faith belief of the Fund’s Board of Directors, accurately reflects fair value.

During 2009 the dollar weighted average ratings (computed monthly) of the debt obligations held by the High Yield Bond Fund (excluding equities and reserves), expressed as a percentage of the Fund’s total net investments, were as follows:

Standard and Poor’s Ratings	Percentage of Total Net Investments*
AAA	0%
AA	0%
A	0.05%
BBB	3.46%
BB	27.02%
B	37.30%
CCC	19.24%
CC	0%
C	0.27%
D	0.26%
Unrated**	0.41%

* Unaudited. The portfolio also included 4.86% of its net assets in cash and 3.33% of its net assets in equity securities.

** T. Rowe Price Associates, Inc. has advised that in its view the unrated debt obligations were comparable in quality to debt obligations rated in the S&P categories as follows: A: 0%; BBB: 0%; BB: 0.98%; B+: 0.21%; B: 0.26%; B-: 1.26%; CCC+: 0.50%; CCC: 0.29%; CC: 0%; C: 0%; D: 0.69%; Unrated: 0%.

Flexibly Managed Fund

In addition to investing in common stocks, the Fund may invest in the following securities:

•	Equity-related securities, such as convertible securities (i.e., bonds or preferred stock convertible into or exchangeable for common stock), preferred stock, warrants, futures, and options.

•

Corporate debt securities within the four highest credit categories assigned by nationally recognized statistical rating organizations, which include both high and medium-quality investment grade bonds. The Fund may also invest in non-investment grade corporate debt securities, which are sometimes referred to as “junk bonds,” if immediately after such investment the Fund would not have more than 15% of its total assets invested in such securities. The Fund’s investment in all corporate debt securities will be limited to 35% of net assets. The Fund’s convertible bond holdings will not be subject to these debt limits, but rather, will be treated as equity-related securities. There is no limit on the Fund’s investments in convertible securities. Medium-quality investment grade bonds are regarded as having an adequate capacity to pay

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principal and interest although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than that for higher grade bonds.

•

Short-term reserves (i.e., money market instruments), which may be used to reduce downside volatility during uncertain or declining equity market conditions. The Fund’s reserves will be invested in shares of an internally managed fund of the sub-adviser or the following high-grade money market instruments: U.S. Government obligations, certificates of deposit, bankers’ acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

•

The Fund may invest up to 10% of its total assets in hybrid instruments. These instruments (a type of potentially high-risk derivative) can combine the characteristics of futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a “benchmark”). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may or may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the Fund.

•	Securities of other investment companies subject to limitations prescribed by the Investment Company Act of 1940, as amended.

If the Fund’s position in money market securities maturing in one year or less equals 35% or more of the Fund’s total assets, the Fund will normally have 25% or more of its assets concentrated in securities of the banking industry. Investments in the banking industry may be affected by general economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. The sub-adviser believes that any risk to the Fund which might result from concentrating in the banking industry will be minimized by diversification of the Fund’s investments, the short maturity of money market instruments, and the sub-adviser’s credit research.

Balanced Fund

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy. Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with its target asset allocation. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

Under normal circumstances, the Fund will invest 50% - 70% of its assets in stock and other equity underlying funds, 30%-50% of its assets in bond and other fixed income funds, and 0%-20% of its assets in money market funds. The Fund’s allocation strategy is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed income securities.

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The Fund’s underlying equity fund allocation will primarily track the performance of the large capitalization company portion of the U.S. stock market. The Fund’s underlying fixed income fund allocation will be invested primarily in a broad range of investment grade fixed income securities (although up to 10% of the underlying fund may be invested in non-investment grade securities), and is intended to provide results consistent with the broad US fixed income market.

The following chart shows the Fund’s target asset allocation among the various asset classes. The Adviser may permit modest deviations from the target asset allocations below. Market appreciation or depreciation may cause the Fund to be outside of its target asset allocation range. In addition, differences in the performance of the underlying funds and the size and frequency of purchase and redemption orders may affect the Fund’s actual allocations. Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Classes and Underlying Funds	Target Asset Allocation
Equity Fund
Penn Series Index 500 Fund	50% - 70%
Fixed Income Fund
Penn Series Quality Bond Fund	30% - 50%
Money Market Fund
Penn Series Money Market Fund	0% - 20%

With respect to its direct investments, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the adviser, such investment will be advantageous to the Fund.

Large Growth Stock Fund

Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks of large capitalization companies. For purposes of this policy, large capitalization companies have market capitalization that fall within the market capitalization range of companies in the Russell 1000 Growth Index. The Fund may also invest in convertible securities, preferred stocks, and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund’s objectives. The Fund’s holdings are generally listed on a national securities exchange. While the Fund may invest in unlisted securities, such securities will usually have an established over-the-counter market. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund’s reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers’ acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

Large Cap Growth Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of U.S. companies with large market capitalizations. The sub-adviser is a research driven, fundamental investor, pursuing a growth strategy. The sub-adviser seeks to add value primarily through stock selection and pursues a bottom-up strategy that blends fundamental, quantitative, and technical analysis. Ideal candidates for investment are growth companies believed to have favorable earnings prospects, reasonable valuations, and favorable trading volume and price patterns.

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In choosing investments, the sub-adviser will focus on large-cap companies that have exhibited above average growth, strong financial records, or compelling valuations. In addition, the sub-adviser also considers management expertise, industry leadership, growth in market share and sustainable competitive advantage. The sub-adviser’s investment philosophy and process lead it to create equity portfolios that are typically fully invested and, in large part, maintain sector weightings that are neutral relative to a targeted benchmark; in this case, the S&P 500 Index. The sub-adviser believes it is difficult, if not impossible, to accurately anticipate the market’s moves to favor one sector above another, and that the practice of overweighting or underweighting sectors leads to erratic investment performance. By remaining fully invested with a full market weighting in every sector, the sub-adviser seeks to ensure that its portfolios are positioned to benefit from rapid changes in market sentiment.

The Fund may invest up to 25% of its total assets in foreign securities. In addition to its main investments, the Fund may invest up to 20% of its net assets in investments of small to medium capitalization companies. The Fund may also lend its portfolio securities up to 30% of its assets and borrow up to 5% of the value of its total assets (excluding borrowing from banks for temporary or emergency purposes, and not for direct investments in securities).

Large Core Growth Fund

The Fund attempts to achieve its investment objective by investing primarily in common and preferred stocks of large capitalization U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of large capitalization companies. For this Fund, large capitalization companies are those with market capitalizations within the range of companies comprising the Russell 1000 Growth Index at the time of purchase.

The Fund invests principally in equity securities of large capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of shareholders. The sub-adviser employs a rigorous bottom-up research process to identify solid investment opportunities. The sub-adviser seeks to construct a well diversified portfolio in order to reduce risk while enhancing return.

The Fund may also invest in U.S. dollar-denominated and U.S. exchange-traded foreign equities, American Depositary Receipts (ADRs), real estate investment trusts (REITs), shares of other investment companies and exchange-traded funds (ETFs), derivatives (such as options, futures and equity swaps), and cash instruments maturing in one year or less. In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

Large Cap Value Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of large capitalization companies. For this Fund, large capitalization companies are those that, at the time of investment, have market capitalizations of more than $5 billion. The Fund may also invest in convertible securities, preferred stocks, and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund’s objectives. The Fund may invest an unlimited amount in foreign securities. Generally, the Fund will not invest more than 25% of its assets in foreign securities. The Fund’s holdings are generally listed on a national securities exchange. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund’s reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers’ acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may invest

12

in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

Large Core Value Fund

The Fund invests primarily in value stocks of large capitalization companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of large capitalization companies. For this Fund, large capitalization companies are those companies having market capitalizations equal to or greater than the median capitalization of companies included in the Russell 1000 Value Index. Value stocks are stocks that, in the opinion of the sub-adviser, are inexpensive or undervalued relative to the overall stock market.

The Fund primarily invests in dividend-paying stocks. The Fund may also invest in fixed income securities, such as convertible debt securities, of any credit quality (including securities rated below investment grade (“junk bonds”)), real estate investment trusts and non-income producing stocks. The Fund may invest up to 25% of its total assets in foreign securities, some of which may be located in emerging market countries. The Fund at times may engage in derivative transactions (such as options, futures contracts and options thereon, forward currency exchange contracts, covered short sales and equity swaps) to protect against stock price, interest rate or currency rate declines (“hedging”), to enhance returns, or as a substitute for the purchase or sale of securities or currencies. In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

Index 500 Fund

The Fund seeks to replicate the return of the S&P 500 Index (the “Index”), which is comprised of approximately 500 securities selected by Standards & Poor’s (most of which are common stocks listed on the New York Stock Exchange). Under normal circumstances, the Fund will invest at least 80% of its net assets in securities listed in the Index. The sub-adviser’s policy is to be substantially invested in common stocks included in the S&P 500 Index and close substitutes (such as index futures contracts). The Fund may concentrate (invest 25% or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry. The sub-adviser may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index.

The Index 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Index 500 Fund or any member of the public regarding the advisability of investing in securities generally or in the Index 500 Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to Penn Series is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Penn Series or the Index 500 Fund. S&P has no obligation to take the needs of Penn Series or the owners of the Index 500 Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Index 500 Fund or the timing of the issuance or sale of the Index 500 Fund or in the determination or calculation of the equation by which the Index 500 Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Index 500 Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY

13

ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PENN SERIES, OWNERS OF THE INDEX 500 FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Mid Cap Growth Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies. Mid-cap companies have market capitalization in the range of those companies included in the Russell Midcap Index. The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell Midcap Growth Index (or such other appropriate index selected by the sub-adviser). In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund’s reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers’ acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

Mid Cap Value Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies. For this Fund, mid-cap companies are those that, at the time of investment, have capitalizations that fall within the range of the Russell Midcap Index. Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, foreign securities and ADRs. The Fund will invest primarily in a diversified portfolio of common stocks of issuers that have market capitalizations that fall in the range of the Russell Midcap Index that the sub-adviser believes to be undervalued relative to the stock market. The sub-adviser selects securities that are undervalued in the marketplace either in relation to strong fundamentals, such as a low price-to-earnings ratio, consistent with cash flow, and successful track records through all parts of the market cycles. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund’s reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers’ acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

Mid Core Value Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of medium capitalization companies. Medium capitalization companies have market capitalizations that, at the time of purchase, generally fall within the market capitalization range of companies in the Russell Midcap Index, a

14

widely used benchmark for mid-cap stock performance, as of its most recent reconstitution. The Fund will be subject to the risks associated with its investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve, with board approval, effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If the sub-adviser judges market conditions incorrectly or uses a hedging strategy that does not correlate well with the Fund’s investments, it could result in a loss, even if the sub-adviser intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised. The Fund may also purchase convertible securities, depository receipts and foreign securities and is subject to the risks associated with such investing. The Fund may invest in stock index future contracts in an effort to reduce volatility. The Fund may also invest in debt securities. The Fund may invest in securities of other investment companies subject to limitations prescribed by the Investment Company Act of 1940, as amended. The sub-adviser selects securities that it believes are undervalued in the marketplace either in relation to strong fundamentals, such as a low price-to-earnings ratio, consistent with cash flow, and successful track records through all parts of the market cycles.

SMID Cap Growth Fund

The Fund attempts to achieve its investment objective by investing primarily in common stocks of small and medium capitalization U.S. companies. Under normal conditions, the Fund invests at least 80% of its net assets in securities of small and medium capitalization companies. For this Fund, small and medium capitalization companies are those with market capitalizations within the range of companies comprising the Russell 2500 Growth Index at the time of purchase.

The sub-adviser’s strategy seeks superior, long-term returns by identifying growth companies at an early or transitional stage of development, before the market discovers their potential. The sub-adviser employs a bottom-up investment approach applying original idea generation, fundamental research, and security analysis emphasizing growth companies at attractive valuations. The sub-adviser’s approach emphasizes the predictability of earnings in order to seek to deliver superior investment results with controlled risk. The sub-adviser seeks to have the Fund broadly diversified across industry groups.

Unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

SMID Cap Value Fund

The Fund invests primarily in a diversified portfolio of equity securities of small and medium capitalization U.S. companies, generally representing 60 to 125 companies. Under normal conditions, the Fund invests at least 80% of its net assets in securities of small and medium capitalization companies. For this Fund, small and medium capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500™ Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500™ Value Index. Because the Fund’s definition of small and medium capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund invests in companies that are determined by the sub-adviser to be undervalued, using its fundamental value approach. In selecting securities for the Fund, the sub-adviser uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their

15

securities. The sub-adviser’s fundamental value approach to equity investing generally defines value as the relationship between a security’s current price and its intrinsic economic value, as measured by long-term earnings prospects.

To the extent that companies involved in certain industries may from time to time constitute a material portion of the universe of small and medium capitalization companies, the Fund may also invest significantly in these industries (but not more than 25% of its total assets in any one industry).

The Fund may, but typically does not, enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Fund may invest in securities issued by non-U.S. companies and enter into forward commitments. In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

Small Cap Growth Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small capitalization companies. For this Fund, small capitalization companies are those that, at the time of investment, have a market capitalization of less than $3 billion. The Fund will primarily invest in common stocks, and may also invest in bonds, convertible securities, preferred stocks and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund’s objective. The Fund may also invest in bonds rated below Baa by Moody’s or BBB by S&P (sometimes referred to as “junk bonds”), but presently does not expect such investments in any such bonds to exceed 5% of the Fund’s assets. The Fund may write covered call options and purchase put options on its portfolio securities, purchase put and call options on securities indices and invest in stock index futures contracts (and options thereon) for hedging and other non-speculative purposes.

Small Cap Value Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000 Value Index at the time of investment. The Fund is managed using a value oriented approach. The Sub-Adviser evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such companies’ long term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting the Sub-Adviser’s view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company’s financial leverage and the sustainable return on capital invested in the business. The Fund may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Sub-Adviser, are available at attractive prices. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

Small Cap Index Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in securities listed in the Russell 2000® Index (the “Index”). Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Index and close substitutes (such as index futures contracts) that are designed to track the Index. The Index measures the performance of the 2,000 smallest companies (based on total market capitalization) in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

16

The Sub-Adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

The Sub-Adviser may at times purchase or sell futures contracts, or options on those futures, in lieu of investment directly in the stocks making up the Index. The Sub-Adviser might do so, for example, in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Sub-Adviser might use futures or options on futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed. The Sub-Adviser may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index. In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

Developed International Index Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in securities listed in the Morgan Stanley Capital International® Europe, Australasia, Far East (MSCI EAFE) Index (the “Index”). Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Index (including ADRs and GDRs) and close substitutes (such as index futures contracts) that are designed to track the Index. The Index is an arithmetic, market value-weighted average of the performance of approxiamtely 1,000 securities primarily from Europe, Australia, Asia and the Far East.

The Sub-Adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

The Sub-Adviser may at times purchase or sell futures contracts, or options on those futures, in lieu of investment directly in the stocks making up the Index. The Sub-Adviser might do so, for example, in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Sub-Adviser might use futures or options on futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed. The Sub-Adviser may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index. In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

International Equity Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets invested in equity securities, such as common stocks, preferred stocks, convertible bonds, and warrants. The Fund will invest primarily in companies operating in the countries in Europe and the Pacific Basin. The countries include the eleven Euro-zone

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countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), the United Kingdom, Denmark, Sweden, Switzerland, Norway, Japan, Hong Kong, Australia, New Zealand and Singapore. The Fund seeks to be well diversified and will have investments in at least ten countries and five sectors at all times.

The Fund may not always purchase securities on the principal market. For example, American Depositary Receipts (“ADRs”) may be purchased if trading conditions make them more attractive than the underlying security. ADRs are registered receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. The Fund may likewise utilize European Depositary Receipts (“EDRs”), which are receipts typically issued in Europe by a bank or trust company evidencing ownership of an underlying foreign security. Unlike ADRs, EDRs are issued in bearer form. For purposes of determining the country of origin, ADRs and EDRs will not be deemed to be domestic securities.

The Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities (and which may therefore reflect appreciation in the underlying equity security), and where anticipated interest rate movements, or factors affecting the degree of risk inherent in a fixed income security, are expected to change significantly so as to produce appreciation in the security consistent with the objective of the Fund. Fixed income securities in which the Fund may invest will be rated at the time of purchase Baa or higher by Moody’s Investor Service, Inc., or BBB or higher by Standard and Poor’s Ratings Group or, if they are foreign securities which are not subject to standard credit ratings, the fixed income securities will be “investment grade” issues (in the judgment of the sub-adviser) based on available information.

The Fund may invest in securities which may be considered to be “thinly-traded” if they are deemed to offer the potential for appreciation, but does not presently intend to invest more than 5% of its total assets in such securities. The trading volume of such securities is generally lower and their prices may be more volatile as a result, and such securities are less likely to be exchange-listed securities. The Fund may also invest, subject to restrictions, in options (puts and calls) and restricted securities.

Additional Risk Considerations. Investments in foreign securities involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. Such foreign investments may also be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, the financial markets on which they are traded may be subject to less strict governmental supervision, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). A contract owner who selects this Fund will incur the risks generally associated with investment in equity securities and, in addition, the risk of losses attributable to changes in currency exchange rates to the extent that those risks are not adequately hedged by the sub-adviser.

Emerging Markets Equity Fund

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities located in emerging market countries. For this Fund, an issuer is considered to be located in an emerging market country if, at the time of investment: (i) its principal securities trading market is in an emerging market country, (ii) alone

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or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging market countries, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. The sub-adviser will base determinations as to a company’s eligibility on publicly available information and inquiries made to the company.

The sub-adviser considers emerging market countries to be countries that the international financial community, including the World Bank and the International Finance Corporation, considers to be emerging or developing countries on the basis of such factors as trade initiatives, per capita income and level of industrialization. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Allocation of the Fund’s investments will depend upon the relative attractiveness of emerging countries and particular issuers. There are no prescribed limits on the geographic distribution of the Fund’s investments.

The sub-adviser seeks to maximize returns by investing in growth-oriented equity securities of emerging country issuers. The sub-adviser combines top-down country criteria to allocate the Fund’s assets among countries (based on relative economic, political and social fundamentals, stock valuations, and investor sentiment) with bottom-up fundamental analysis of issuers (seeking to identify issuers with strong earnings growth potential). Portfolio securities are typically sold when any one or more of these assessments materially changes. The sub-adviser attempts to manage the overall risk of its investments through its emphasis on thorough macroeconomic and fundamental research.

The Fund invests primarily in equity securities, including common and preferred stocks, convertible securities, rights and warrants to purchase common stock, and depositary receipts. The Fund may invest in securities of micro, small- and medium-capitalization companies. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and, to the extent available, currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks. The Fund may purchase securities of other investment companies. The Fund may invest up to 20% of its net assets in debt securities, including up to 5% of its total assets in non-investment grade debt securities (“junk bonds”). The Fund may invest up to 10% of its assets in foreign real estate companies. In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

REIT Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of real estate investment trusts (“REITs”). The sub-adviser analyzes and selects investments that it believes will provide a relatively high and stable yield and are good prospects for future growth in dividends. Most REITs specialize in one or two product types, such as office buildings, shopping centers, industrial complexes, and hotels, or specialize in a particular geographic region. The sub-adviser believes that, over the long term, publicly traded real estate securities’ performance is determined by the underlying real estate assets, real estate market cycle and management’s ability to operate and invest in these assets during each market cycle. The sub-adviser’s primary objective is to generate long-term, superior, risk-adjusted returns by identifying and investing in publicly traded real estate companies which demonstrate the highest probability or growing cash flow per share without undue risk to achieve such growth. As a value-oriented manager, the sub-adviser is committed to a strategy of investing in companies that offer growth at a reasonable price.

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Penn Series Lifestyle Funds

The Penn Series Lifestyle Funds consist of the following five funds (each, a “Lifestyle Fund” and, collectively, the “Lifestyle Funds”):

Aggressive Allocation Fund	Moderately Aggressive Allocation Fund
Moderate Allocation Fund	Moderately Conservative Allocation Fund
Conservative Allocation Fund

The Lifestyle Funds seek to achieve their respective investment objectives by using a “fund-of-funds” strategy. Accordingly, the Lifestyle Funds invest in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with their target asset allocations. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Lifestyle Funds intend to invest primarily in a combination of underlying funds; however, the Lifestyle Funds may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

Each Lifestyle Fund has its own distinct target portfolio allocation and is designed to accommodate different investment goals and risk tolerances. Through its investments in the underlying funds, each Lifestyle Fund’s target allocation is intended to allocate the Lifestyle Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities. The portfolios of the Aggressive Allocation Fund and Moderately Aggressive Allocation Fund are more heavily allocated to stocks, and reflect a more aggressive approach. The portfolios of the Moderately Conservative Allocation Fund and Conservative Allocation Fund are more heavily allocated to bonds and cash investments, and reflect a more conservative approach. The portfolio of the Moderate Allocation Fund is allocated among stock, bond and cash investments with a majority of it assets allocated to stocks, and is designed to offer investors an investment option that is less aggressive than the Aggressive Allocation Fund and Moderately Aggressive Allocation Fund, but more aggressive than the Moderately Conservative Allocation Fund and Conservative Allocation Fund. The Aggressive Allocation Fund is designed as the most aggressive of the Lifestyle Funds and the Conservative Allocation Fund is designed as the most conservative of the Lifestyle Funds.

In determining the asset allocation of the Lifestyle Funds, the investment adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds. Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the investment adviser’s opinion, enhance the return potential of the Lifestyle Funds. These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on a Lifestyle Fund’s investment objective.

The following chart shows each Lifestyle Fund’s target asset allocation among the various asset classes and which underlying funds are used within each asset class as of the date of the Prospectus. The adviser may permit modest deviations from the target asset allocations listed below. In addition, market appreciation or depreciation may cause a Lifestyle Fund to be outside of its target asset allocation range. Further, differences in the performance of the underlying funds and the size and frequency of purchase and redemption orders may affect a Lifestyle Fund’s actual allocations. Accordingly, a Lifestyle Fund’s actual allocations may differ from this illustration.

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Asset Classes and Underlying Funds	Target Asset Allocation
	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Fixed Income and Money Market Funds	0% - 15%	0% - 30%	30% - 50%	50% - 70%	60% - 80%
Penn Series Money Market Fund	0% - 15%	0% - 30%	0% - 50%	0% - 70%	0% - 80%
Penn Series Limited Maturity Bond Fund	0% - 15%	0% - 30%	0% - 50%	0% - 70%	0% - 80%
Penn Series Quality Bond Fund	0% - 15%	0% - 30%	0% - 50%	0% - 70%	0% - 80%
Penn Series High Yield Bond Fund	0% - 15%	0% - 30%	0% - 30%	0% - 30%	0% - 30%
Equity Funds	85% - 100%	70% - 100%	50% - 70%	30% - 50%	20% - 40%
Penn Series Flexibly Managed Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Large Growth Stock Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Large Cap Growth Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Large Core Growth Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Large Cap Value Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Large Core Value Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Index 500 Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Mid Cap Growth Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Mid Cap Value Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Mid Core Value Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series SMID Cap Growth Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series SMID Cap Value Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Small Cap Growth Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Small Cap Value Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Small Cap Index Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Developed International Index Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series International Equity Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Emerging Markets Equity Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series REIT Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%

With respect to their direct investments, unless otherwise stated herein, the Lifestyle Funds may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the adviser, such investment will be advantageous to the Lifestyle Funds.

SECURITIES AND INVESTMENT TECHNIQUES

Unless otherwise stated herein, the Funds may purchase any of the securities and/or engage in any of the investment practices identified in this section if, in the opinion of the adviser or sub-adviser (as applicable), such investment will be advantageous to the Fund.

Investments in Equity Securities

Equity securities in which the Funds, other than the Money Market Fund, may invest in include those described below.

Equity Securities. Equity securities represent ownership interests in a company, and are commonly called “stocks.” Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company’s financial condition, market conditions and political, economic or even

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company-specific news. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, ADRs, GDRs, EDRs, and interests in real estate investment trusts. For more information on real estate investment trusts, see the section entitled “Real Estate Investment Trusts.” For more information on warrants, see the section entitled “Warrants.”

Common stocks. Common stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation’s directors and any other matters submitted to the corporation’s shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer’s earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners.

Preferred stocks. Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation’s assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a Fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.

Convertible securities. Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common stocks becomes more valuable. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. Convertible securities are also rated below investment grade (“high yield” or “junk bond”) or are not rated, and are subject to credit risk.

Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a Fund’s ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.

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Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer’s common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company’s liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Initial Public Offering. The Funds may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPOs”), and may at times dispose of those shares shortly after their acquisition. A Fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

American Depositary Receipts. American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends

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into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

Master Limited Partnerships (MLPs). The Mid Cap Value Fund can invest up to 5% of its assets in MLPs. An MLP is a limited partnership (or similar entity) in which investors buy units (“common units”) (versus shares of a corporation) and receive distributions (versus dividends). MLPs are generally registered with the SEC and publicly traded on a securities exchange or in the over-the-counter (OTC) market, with their value fluctuating predominantly based on prevailing market conditions. While the majority of MLPs own interests in businesses related to the production, infrastructure, transportation and storage of natural resources such as oil, gas, and fossil fuels, some MLPs operate in the real estate sector. With regard to tax treatment, an MLP is considered a pass-through entity, which means that the MLP itself is not subject to federal or state income tax but rather taxation is passed along to the investors or “unit holders”. Distributions from an MLP to unit holders may consist in part of a return of capital. MLPs consist of a general partner and limited partners. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units. Limited partners own the remainder of the common units, and have a limited role, if any, in the MLP’s operations and management. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

There are risks related to investing in MLPs including, but not limited to, risks associated with (a) the MLP structure itself and (b) the specific industry or industries in which the MLP invests. MLPs holding interests in credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Even though the common units are typically traded on a securities exchange or in the OTC market, investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic, market, regulatory or other conditions, which could, in turn, affect the liquidity of the units themselves. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Certain MLPs are dependent on their parent companies or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions to holders of the common units.

MLPs involve some risks that differ from an investment in the common stock of a corporation. Holders of MLP common units have limited control and voting rights on matters affecting the MLP. Holders of MLP common units are exposed to a possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP common units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s governing documents, or to take other action under the

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governing documents of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the statutes of that state. This liability may remain with the holder of units even after the units are sold. In addition, there are certain tax risks associated with an investment in units and conflicts of interest exist between common interest holders and the general partner. For example, conflicts of interest may arise from incentive distribution payments paid to the general partner, or referral of business opportunities by the general partner or one of its affiliates to an entity other than the MLP. Additionally, holders of units are also exposed to the risk that they be required to repay amounts to the MLP that are wrongfully distributed to them. Furthermore, if an MLP fails to sufficiently monitor its operations so that it remains taxed as an MLP under the Internal Revenue Code, the MLP could be taxed as a corporation, which could have adverse consequences for a fund that owns units of such an MLP.

To the extent that a fund invests in energy-related companies, through its investment in MLPs, it takes on additional risks. The fund faces the risk that the earnings, dividends, and stock prices of energy companies may be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including: changes in international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); relationships among OPEC members and between OPEC and oil-importing nations; energy conservation; the regulatory environment; government tax policies; development of alternative sources of energy; and the economic growth and stability of the key energy-consuming countries. These factors could lead to substantial fluctuations in the value of a fund’s energy-related investments, particularly MLPs that operate in oil, gas, fossil fuels and other natural resources related businesses, including energy production, generation, processing, distribution and infrastructure.

MLPs are subject to the other risks generally applicable to interests in companies in the energy and natural resources sectors, including commodity pricing risk, supply and demand risk and depletion risk and exploration risk. There are also certain tax risks associated with investment in MLPs, including the risk that U.S. taxing authorities could challenge a fund’s treatment for federal income tax purposes of the MLPs in which that fund invests. These tax risks, and any adverse determination with respect thereto, could have a negative impact on the after-tax income available for distribution by the MLPs and/or the value of the fund’s investment in the MLP. There can be no assurance that future changes to U.S. tax laws or tax rules would not adversely affect a fund’s investments in MLPs or the value of the fund’s shares.

Investments in Debt Securities

Debt securities in which the Funds may invest in include those described below.

U.S. Government Obligations. The Funds may invest in bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

U.S. Government Agency Securities. The Funds may invest in debt securities issued or guaranteed by U.S. Government sponsored enterprises, federal agencies, and international institutions. These include securities issued by Fannie Mae, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and the remainder are supported only by the credit of the instrumentality.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of

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common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (SPAs), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. At the conclusion of 2012, the remaining U.S. Treasury commitment will then be fully available to be drawn per the terms of the SPAs. In December 2009, the U.S. Treasury also amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios.

The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

Long-Term, Medium to Lower Quality Corporate Debt Securities. The Funds may invest in medium to lower quality corporate debt securities. The High Yield Bond Fund will invest in outstanding convertible and nonconvertible corporate debt securities (e.g., bonds and debentures) that generally have maturities between 6 and 12 years. This Fund will generally invest in long-term corporate obligations which are rated BBB or lower by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”), or, if not rated, are of equivalent quality as determined by the Fund’s investment sub-adviser. The Flexibly Managed Fund may invest up to 15% of its assets in lower quality corporate debt securities. The Emerging Markets Equity Fund may invest up to 5% of its assets in high yield securities.

Please see the “Additional Risks of High Yield Investing” in the High Yield Bond Fund section above for more information about the risks of investing in high yield securities and junk bonds.

Investment Grade Corporate Debt Securities. The Funds may invest in corporate debt securities of various maturities that are considered investment grade securities. The Limited Maturity Bond and Quality Bond Funds will invest principally in corporate debt securities of various maturities that are considered investment grade securities by at least one of the established rating services (e.g., AAA, AA, A, or BBB by Standard & Poor’s) or, if not rated, are of equivalent quality as determined by the Funds’ investment adviser, Independence Capital Management, Inc. (“ICMI”).

Bank Obligations. The Funds may invest in certificates of deposit, bankers’ acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

No Fund will invest in any security issued by a commercial bank unless: (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank by any one Income Fund is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of a U.S. Bank, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign banks, the security is, in the opinion of the Fund’s investment adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Commercial Paper. The Funds may invest in short-term promissory notes issued by corporations primarily to finance short-term credit needs. The Money Market Fund will only invest in commercial paper which is rated

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A-2 or better by Standard & Poor’s, Prime-2 or better by Moody’s or, if not rated, is of equivalent quality as determined by the investment adviser, and further will invest only in instruments permitted under the SEC Rule 2a-7 which governs money market fund investing.

Canadian Government Securities. The Funds may invest in debt securities issued or guaranteed by the Government of Canada, a Province of Canada, or an instrumentality or political subdivision thereof. However, the Money Market Fund will only purchase these securities if they are marketable and payable in U.S. dollars. The Money Market Fund will not purchase any such security if, as a result, more than 10% of the value of its total assets would be invested in such securities.

Savings and Loan Obligations. The Funds may invest in negotiable certificates of deposit and other debt obligations of savings and loan associations. They will not invest in any security issued by a savings and loan association unless: (i) the savings and loan association has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is limited to $100,000 and the principal amount of such investment is insured in full by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation; (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the security is insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation.

No Fund will purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 15% of the value of its total assets would be invested in such securities, other illiquid securities, and securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.

Municipal Obligations. The Funds may invest in Municipal Obligations. The Limited Maturity Bond, Quality Bond and Large Cap Value Funds may invest in Municipal Obligations that meet such Fund’s quality standards. The two principal classifications of Municipal Obligations are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Obligations may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal Obligations may include variable and floating rate instruments. If such instruments are unrated, they will be determined by the adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by a Fund.

To the extent a Fund’s assets are to a significant extent invested in Municipal Obligations that are payable from the revenues of similar projects, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects to a greater extent than it would be if its assets were not so invested.

Foreign Debt Securities. The Funds may invest in foreign debt securities. Subject to the particular Fund’s quality and maturity standards, the Limited Maturity Bond, Quality Bond, High Yield Bond and Money Market

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Funds may invest without limitation in the debt securities (payable in U.S. dollars) of foreign issuers in developed countries and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). The High Yield Bond Fund may also invest up to 20% of its assets in non-U.S. dollar—denominated fixed-income securities principally traded in financial markets outside the United States. The International Equity Fund may invest in debt securities of foreign issuers. The securities will be rated Baa or higher by Moody’s Investor Services, Inc. or BBB or higher by Standard and Poor’s Ratings Group or, if they have not been so rated, will be the equivalent of investment grade (Baa or BBB) as determined by the adviser or sub-adviser. Investments in debt securities, including foreign debt securities, by the Large Cap Value Fund are subject to an aggregate limit of 10% of the Fund’s net assets. The Small Cap Growth Fund may also invest up to 15% of its assets in U.S.-traded dollar denominated debt securities of foreign issuers, and up to 5% of its assets in non-dollar denominated fixed income securities issued by foreign issuers. The Emerging Markets Equity Fund may invest up to 20% of its net assets in debt securities, including debt securities of foreign issuers.

For information on risks involved in investing in foreign securities, see information on “Investments in Foreign Equity Securities” below.

Prime Money Market Securities Defined. Prime money market securities include: U.S. Government obligations; U.S. Government agency securities; bank or savings and loan association obligations issued by banks or savings and loan associations whose debt securities or parent holding companies’ debt securities or affiliates’ debt securities guaranteed by the parent holding company are rated AAA or A-1 or better by Standard & Poor’s, AAA or Prime-1 by Moody’s, or AAA by Fitch; commercial paper rated A-1 or better by Standard & Poor’s, Prime-1 by Moody’s, or, if not rated, issued by a corporation having an outstanding debt issue rated AAA by Standard & Poor’s, Moody’s, or Fitch; short-term corporate debt securities rated AAA by Standard & Poor’s, Moody’s, or Fitch; Canadian Government securities issued by entities whose debt securities are rated AAA by Standard & Poor’s, Moody’s, or Fitch; and repurchase agreements where the underlying security qualifies as a prime money market security as defined above.

Mortgage-Backed Securities. Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security’s actual average life. Mortgage-backed securities are described in more detail below:

Government Pass-Through Securities. These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). GNMA, Fannie Mae and Freddie Mac each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. In the past, Freddie Mac has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, Freddie Mac now issues mortgage-backed securities (“FHLMC Gold PCS”) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities’ value, which is likely to vary inversely with fluctuations in interest rates.

The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and

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unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors.

Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Private Pass-Through Securities. Private pass-through securities are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”).

Commercial Mortgage-Backed Securities (“CMBS”). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan of sale of the property.

CMOs. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers’ general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody’s. Many CMOs are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. Guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

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Adjustable Rate Mortgage Securities (“ARMS”). ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Asset-Backed Securities. The Funds may invest a portion of their assets in debt obligations known as “asset-backed securities.” The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as “pass through certificates” or “collateralized obligations.”

“Pass through certificates” are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligers on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

Zero Coupon and Pay-in-Kind Bonds. The Funds may invest in zero coupon and pay-in-kind bonds. A zero coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the

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income received during the life of the bond is eliminated. However, zero coupon bonds like other bonds retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.

Pay-in-Kind (PIK) Instruments are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period. PIK’s, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIK’s are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

For federal income tax purposes, these types of bonds will require the recognition of gross income each year even though no cash may be paid to the Fund until the maturity or call date of the bond. A Fund will nonetheless be required to distribute substantially all of this gross income each year to comply with the Internal Revenue Code, and such distributions could reduce the amount of cash available for investment by the Fund.

Investments in Foreign Equity Securities

The Funds, other than the Money Market Fund, may invest in the equity securities of foreign issuers, including the securities of foreign issuers in emerging countries. Certain of the Funds have adopted limitations with respect to their investments in the equity securities of foreign issuers as follows: Large Growth Stock – 30%; Large Cap Value – 25%; Large Cap Growth – 25%, Mid Cap Growth – 25%; Mid Cap Value – 25%, Mid Core Value – 10%, Small Cap Value – 15%; Small Cap Growth – 15%; Flexibly Managed – 25% and REIT – 25%. The International Equity Fund, under normal circumstances, will have at least 65% of its assets in such investments. Under normal circumstances, at least 80% of the Emerging Markets Equity Fund’s assets will be invested in equity securities located in emerging market countries. Under normal circumstances, the Developed International Index Fund invests at least 80% of its net assets in securities listed in the Morgan Stanley Capital International® Europe, Australasia, Far East (MSCI EAFE) Index. The Large Core Value Fund may invest up to 25% of its total assets in foreign securities, some of which may be located in emerging market countries. Because the Funds may invest in foreign securities, the Funds involve risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). The sub-advisers for the Small Cap Growth, Large Core Growth, Large Core Value, Mid Core Value, Large Cap Value and the Mid Cap Value Funds do not consider ADRs and securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be “foreign securities.”

Emerging or developing markets exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

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Investments in Smaller Companies

The Funds, other than the Money Market Fund, may invest in securities of small- and mid-cap companies. Small Cap Value, Small Cap Growth, SMID Cap Value, SMID Cap Growth and the Small Cap Index Funds may invest a substantial portion of their assets in securities issued by smaller capitalization companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets. Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Fund to dispose of such securities may be greatly limited, and a Fund may have to continue to hold such securities during periods when they would otherwise be sold.

Investments in Unseasoned Companies

The Funds, other than the Money Market Fund, may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Foreign Currency Transactions

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Fund, other than the Money Market Fund, may purchase or sell foreign currency on a forward basis (“forward contracts”), enter into foreign currency futures and options on futures contracts (“forex futures”) and foreign currency options (“forex options”). These investment techniques may be used to either hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Fund’s investments or to provide a Fund with exposure to a particular currency.

Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forex futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex futures traded in the United States are traded on regulated futures exchanges. A Fund will incur brokerage fees when it purchases or sells forex futures and it will be required to maintain margin deposits. Parties to a forex future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make “variation” margin deposits as the value of the futures contract fluctuates.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying

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security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. When the adviser or sub-adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of the foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Large Growth Stock Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Value Fund, Small Cap Growth Fund and High Yield Bond Fund do not intend to enter into such forward contracts under these circumstance on a regular or continuous basis, and will not do so if, as a result, the Fund will have more than 15% of the value of its total assets committed to the consummation of such contracts. The Large Growth Stock Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Value Fund, Small Cap Growth Fund and High Yield Bond Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate them to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. The International Equity Fund and Emerging Markets Equity Fund may enter into a forward contract to buy or sell foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. In certain circumstances the adviser or sub-adviser to the International Equity Fund and Emerging Markets Equity Fund may commit a substantial portion of the portfolio to the consummation of forward contracts. The Developed International Index Fund may use forward contracts and forex futures to gain exposure to a particular currency. The REIT Fund may use currency forward contracts to manage risks and to facilitate transactions in foreign securities. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. A Fund’s custodian bank will place cash or liquid equity or debt securities in a separate account of the Fund or “earmark” such securities in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency exchange contracts entered into under the second circumstance, as set forth above. If the value of the securities “earmarked” or placed in the separate account declines, additional cash or securities will be “earmarked” or placed in the account on a daily basis so that the value of the “earmarked” cash or securities or the separate account will equal the amount of the Fund’s commitments with respect to such contracts.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund’s entering into a forward contract for

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the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

It also should be realized that this method of protecting the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from the value of such currency increase.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Repurchase Agreements, Reverse Repurchase Agreements and Mortgage Dollar Rolls

Each Fund may enter into repurchase agreements through which an investor (such as a Fund) purchases a security (known as the “underlying security”) from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Concurrently, the bank or securities dealer agrees to repurchase the underlying security at a future point at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. The Limited Maturity Bond and Quality Bond Funds will only enter into a repurchase agreement where the underlying securities are (excluding maturity limitations) rated within the four highest credit categories assigned by established rating services (AAA, Aa, A, or Baa by Moody’s or AAA, AA, A, or BBB by Standard & Poor’s), or, if not rated, of equivalent investment quality as determined by the investment adviser. With the exception of the Money Market Fund, the underlying security must be rated within the top three credit categories, or, if not rated, must be of equivalent investment quality as determined by the investment adviser or sub-adviser. In the case of the Money Market Fund, the underlying security must be rated within the top credit category or, if not rated, must be of comparable investment quality as determined by the investment adviser and the repurchase agreement must meet the other quality and diversification standards of Rule 2a-7 under the Investment Company Act of 1940, as amended. In addition, each Fund will only enter into a repurchase agreement where (i) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (ii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

The Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Funds generally retain the right to interest and principal payments on the security. If a Fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose the Fund to a greater risk. Leverage tends to magnify the effect of any decrease or increase in the value on a Fund’s portfolio’s securities. Because a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, the Funds will set aside permissible liquid assets earmarked or in a segregated account to secure its obligations to repurchase the security.

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The reverse repurchase agreements entered into by the Funds may be used as arbitrage transactions in which the Funds will maintain an offsetting position in short duration investment-grade debt obligations. Since the Funds will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and short duration, the investment adviser or sub-adviser believes that such arbitrage transactions present lower risks to the Funds than those associated with other types of leverage.

Mortgage “dollar rolls” or “covered rolls,” are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, a Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. A “covered roll” is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein the term “mortgage dollar roll” refers to mortgage dollar rolls that are not “covered rolls.” If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, a Fund will “cover” any mortgage dollar roll as required by the 1940 Act.

Lending of Portfolio Securities

For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. This policy is a fundamental policy for all the Funds, except for the Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Market Equity, Small Cap Index, Developed International Index, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds. Securities loans are made to unaffiliated broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of government securities, letters of credit or such other collateral as may be permitted under its investment program and by regulatory agencies and approved by the Board of Directors. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Fund has a right to call each loan and obtain the securities within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. No Fund will have the right to vote securities while they are being lent, but it will call a loan in anticipation of any material vote. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a Fund, it is expected that a Fund will do so only where the items being voted upon are, in the judgment of the investment adviser or sub-adviser, either material to the economic value of the security or threaten to materially impact the issuer’s corporate governance policies or structure. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the adviser to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

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Illiquid Securities

Illiquid securities generally are those which may not be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued them.

The Funds may purchase securities which are not registered under the Securities Act of 1933 but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act or securities that are offered in an exempt non-public offering under the Act, including unregistered equity securities offered at a discount in a private placement that are issued by companies that have outstanding, publicly traded equity securities of the same class (a “private investment in public equity,” or a “PIPE”). Any such security will not be considered illiquid so long as it is determined by the adviser or sub-adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. In making that determination, the adviser or sub-adviser will consider, among other relevant factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. A Fund’s treatment of Rule 144A securities as liquid could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The adviser or sub-adviser will continue to monitor the liquidity of any Rule 144A security which has been determined to be liquid. If a security is no longer liquid because of changed conditions, the holdings of illiquid securities will be reviewed to determine if any steps are required to assure compliance with applicable limitations on investments in illiquid securities.

Warrants

The Funds may invest in warrants. The Limited Maturity Bond, Index 500, Mid Cap Growth and Mid Cap Value Funds may, consistent with their investment objectives and policies, invest an unlimited amount in warrants. The Flexibly Managed, Large Growth Stock and High Yield Bond Funds may invest in warrants if, after such investment, no more than 10% of the value of a Fund’s net assets would be invested in warrants. The Large Cap Value, Small Cap Value, Mid Core Value, Small Cap Growth, International Equity, Quality Bond and Money Market Funds may invest in warrants; however, not more than 5% of any such Fund’s assets (measured at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of such assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchange. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

When-Issued Securities

The Funds, other than the Money Market Fund, may from time to time purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund purchasing the when-issued security. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the particular Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The advisers do not believe

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that the net asset value or income of the Funds will be adversely affected by the respective Fund’s purchase of securities on a when-issued basis. The Funds will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

The Quality Bond Fund’s Policy Regarding Industry Concentration

When the market for corporate debt securities is dominated by issues in the gas utility, gas transmission utility, electric utility, telephone utility, or petroleum industries, the Quality Bond Fund will as a matter of fundamental policy concentrate 25% or more, but not more than 50%, of its assets in any one such industry, if the Fund has cash for such investment (i.e., will not sell portfolio securities to raise cash) and, if in Independence Capital Management, Inc.’s judgment, the return available and the marketability, quality, and availability of the debt securities of such industry justifies such concentration in light of the Fund’s investment objective. Domination would exist with respect to any one such industry, when, in the preceding 30-day period, more than 25% of all new-issue corporate debt offerings (within the four highest grades of Moody’s or S&P and with maturities of 10 years or less) of $25,000,000 or more consisted of issues in such industry. Although the Fund will normally purchase corporate debt securities in the secondary market as opposed to new offerings, Independence Capital Management, Inc. believes that the new issue-based dominance standard, as defined above, is appropriate because it is easily determined and represents an accurate correlation to the secondary market. Investors should understand that concentration in any industry may result in increased risk. Investments in any of these industries may be affected by environmental conditions, energy conservation programs, fuel shortages, difficulty in obtaining adequate return on capital in financing operations and large construction programs, and the ability of the capital markets to absorb debt issues. In addition, it is possible that the public service commissions which have jurisdiction over these industries may not grant future increases in rates sufficient to offset increases in operating expenses. These industries also face numerous legislative and regulatory uncertainties at both federal and state government levels. Independence Capital Management, Inc. believes that any risk to the Fund which might result from concentration in any industry will be minimized by the Fund’s practice of diversifying its investments in other respects. The Quality Bond Fund’s policy with respect to industry concentration is a fundamental policy. See INVESTMENT RESTRICTIONS below.

Options

Each Fund, other than the Money Market Fund, may write covered call and buy put options on its portfolio securities and purchase call or put options on securities and securities indices. The aggregate market value of the portfolio securities covering call or put options will not exceed 25% of a Fund’s total assets. Such options may be exchange-traded or dealer options. An option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time. Although options will primarily be used to minimize principal fluctuations, or to generate additional premium income for the Funds, they do involve certain risks. Writing covered call options involves the risk of not being able to effect closing transactions at a favorable price or participate in the appreciation of the underlying securities or index above the exercise price. The High Yield Bond Fund may engage in other options transactions described in INVESTMENT RESTRICTIONS below, including the purchase of spread options, which give the owner the right to sell a security that it owns at a fixed dollar spread or yield spread in relation to another security that the owner does not own, but which is used as a benchmark.

A Fund will write call options only if they are “covered.” This means that a Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the “covered” option, or will earmark or segregate cash, U.S. Government securities or other liquid debt obligations having a value equal to the fluctuating market value of the optioned securities.

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Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, more risky than an investment in the underlying securities themselves.

There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Futures Contracts

Each Fund, other than the Money Market Fund, may invest in futures contracts and options thereon (interest rate futures contracts, currency futures or stock index futures contracts, as applicable). Each Fund will limit its use of futures contracts so that: (i) no more than 5% of the Fund’s total assets will be committed to initial margin deposits or premiums on options and (ii) immediately after entering into such contracts, no more than 30% of the Fund’s total assets would be represented by such contracts. Such futures contracts may be entered into for speculative purposes, to hedge risks associated with the Fund’s securities investments or to provide an efficient means of regulating its exposure to the market. When buying or selling futures contracts, a Fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as “initial margin” and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as “variation margin” may be made daily, if necessary, as the value of the futures contracts fluctuates. This process is known as “marking-to-market.” The margin amount will be returned to a Fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a Fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.

Successful use of futures by a Fund is subject, first, to the investment adviser’s or sub-adviser’s ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions.

Even if the investment adviser or sub-adviser has correctly predicted market movements, the success of a futures position may be affected by imperfect correlations between the price movements of the futures contract and the securities being hedged. A Fund may purchase or sell futures contracts on any stock index or interest rate index or instrument whose movements will, in the investment adviser’s or sub-adviser’s judgment, have a significant correlation with movements in the prices of all or portions of the Fund’s portfolio securities. The correlation between price movements in the futures contract and in the portfolio securities probably will not be perfect, however, and may be affected by differences in historical volatility or temporary price distortions in the futures markets. To attempt to compensate for such differences, the Fund could purchase or sell futures contracts with a greater or lesser value than the securities it wished to hedge or purchase. Despite such efforts, the

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correlation between price movements in the futures contract and the portfolio securities may be worse than anticipated, which could cause the Fund to suffer losses even if the investment adviser had correctly predicted the general movement of the market.

A Fund which engages in the purchase or sale of futures contracts may also incur risks arising from illiquid markets. The ability of a Fund to close out a futures position depends on the availability of a liquid market in the futures contract, and such a market may not exist for a variety of reasons, including daily limits on price movements in futures markets. In the event a Fund is unable to close out a futures position because of illiquid markets, it would be required to continue to make daily variation margin payments, and could suffer losses due to market changes in the period before the futures position could be closed out.

The trading of futures contracts is also subject to the risks of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Options on futures contracts are subject to risks similar to those described above, and also to a risk of loss due to an imperfect correlation between the option and the underlying futures contract.

Investment Companies

Each Fund may invest in securities issued by other investment companies; including those of affiliated investment companies. Securities of investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rule or regulations may be amended or interpreted from time to time. The Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds will invest substantially all their assets in other Penn Series Funds. The High Yield Bond, Large Growth Stock and Flexibly Managed Funds also may invest cash reserves in shares of a T. Rowe Price internally-managed money market fund. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses.

The Funds may invest in Exchange Traded Funds (“ETFs”). These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

Except for the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocations Funds, each Fund is prohibited from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act.

Real Estate Investment Trusts

The Funds may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate

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mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code. The Funds will indirectly bear their proportionate share of any expenses paid by REITs in which they invest in addition to the expenses paid by the Funds. Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Investing in foreign real estate companies makes a Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. Foreign real estate companies have their own expenses, and a Fund will bear a proportionate share of those expenses.

Loan Participations and Assignments

The Funds may invest in loan participations and assignments (collectively “participations”). Such participations will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buyouts and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries (LDC debt). LDC debt will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to do so when due. The loans underlying such participations may be secured or unsecured, and the Fund may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short “strips” that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

The loan participations in which the Funds will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender’s rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as “participating interests,” do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

Because the Funds are allowed to purchase debt securities, including debt securities at private placement, the Fund will treat loan participations as securities and not subject to its fundamental investment restriction prohibiting the Fund from making loans.

There may not be a liquid public market for the loan participations. Hence, the Funds may be required to consider loan participations as illiquid securities and subject them to the Funds’ restriction on investing no more than 15% of assets in securities for which there is no readily available market. The Funds would initially impose a limit of no more than 5% of total assets in illiquid loan participations. The Large Cap Growth Fund currently does not intend to invest more than 5% of its assets in loan participations.

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Where required by applicable SEC positions, the Funds will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction which prohibits investing more than 5% of Fund assets in the securities of a single issuer.

Various service fees received by the Funds from loan participations may be treated as non-interest income depending on the nature of the fee (commitment, takedown, commission, service or loan origination). To the extent the service fees are not interest income, they will not qualify as income under Section 851(b) of the Internal Revenue Code. Thus the sum of such fees plus any other non-qualifying income earned by the Fund cannot exceed 10% of total income.

Trade Claims

The Funds may invest up to 5% of their total assets in trade claims. Trade claims are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection payments on these trade claims cease and the claims are subject to a compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor.

Over the last few years a market for the trade claims of bankrupt companies has developed. Many vendors are either unwilling or lack the resources to hold their claim through the extended bankruptcy process with an uncertain outcome and timing. Some vendors are also aggressive in establishing reserves against these receivables, so that the sale of the claim at a discount may not result in the recognition of a loss.

Trade claims can represent an attractive investment opportunity because these claims typically are priced at a discount to comparable public securities. This discount is a reflection of a less liquid market, a smaller universe of potential buyers and the risks peculiar to trade claim investing. It is not unusual for trade claims to be priced at a discount to public securities that have an equal or lower priority claim.

As noted above, investing in trade claims does carry some unique risks which include:

Establishing the Amount of the Claim. Frequently, the supplier’s estimate of its receivable will differ from the customer’s estimate of its payable. Resolution of these differences can result in a reduction in the amount of the claim. This risk can be reduced by only purchasing scheduled claims (claims already listed as liabilities by the debtor) and seeking representations from the seller.

Defenses to Claims. The debtor has a variety of defenses that can be asserted under the bankruptcy code against any claim. Trade claims are subject to these defenses, the most common of which for trade claims relates to preference payments. Preference payments are all payments made by the debtor during the 90 days prior to the bankruptcy filing. These payments are presumed to have benefited the receiving creditor at the expense of the other creditors. The receiving creditor may be required to return the payment unless it can show the payments were received in the ordinary course of business. While none of these defenses can result in any additional liability of the purchaser of the trade claim, they can reduce or wipe out the entire purchased claim. This risk can be reduced by seeking representations and indemnification from the seller.

Documentation/Indemnification. Each trade claim purchased requires documentation that must be negotiated between the buyer and seller. This documentation is extremely important since it can protect the purchaser from losses such as those described above. Legal expenses in negotiating a purchase agreement can be fairly high. Additionally, it is important to note that the value of an indemnification depends on the seller’s credit.

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Volatile Pricing Due to Illiquid Market. There are only a handful of brokers for trade claims and the quoted price of these claims can be volatile. Accordingly, trade claims may be illiquid investments.

No Current Yield/Ultimate Recovery. Trade claims are almost never entitled to earn interest. As a result, the return on such an investment is very sensitive to the length of the bankruptcy, which is uncertain. Although not unique to trade claims, it is worth noting that the ultimate recovery on the claim is uncertain and there is no way to calculate a conventional yield to maturity on this investment. Additionally, the exit for this investment is a plan of reorganization which may include the distribution of new securities. These securities may be as illiquid as the original trade claim investment.

Tax Issue. Although the issue is not free from doubt, it is likely that trade claims would be treated as non-securities investments. As a result, any gains would be considered “non-qualifying” under the Internal Revenue Code. A Fund may have up to 10% of its gross income (including capital gains) derived from non-qualifying sources.

Swap Agreements

Swap Agreements are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

Swap agreements can be structured to increase or decrease a Fund’s exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease a Fund’s exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if a Fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease the Fund’s exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from the Fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a Fund, the Fund must be prepared to make such payments when they are due. In order to help minimize risks, the Funds will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require the Funds to earmark or segregate assets in the amount of the accrued amounts owed under the swap. The Funds could sustain losses if a counterparty does not perform as agreed under the terms of the swap. The Funds will enter into swap agreements with counterparties deemed creditworthy by the investment adviser or sub-adviser.

In addition, the Funds may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. The Funds may use a swaption in addition to or in lieu of a swap involving a similar rate or index.

INVESTMENT RESTRICTIONS

Except as otherwise specified, the investment restrictions described below have been adopted as fundamental policies of the respective Funds. Fundamental policies may not be changed without the approval of the lesser of: (1) 67% of a Fund’s shares present at a meeting if the holders of more than 50% of the outstanding

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shares are present in person or by proxy; or (2) more than 50% of the Fund’s outstanding shares. Operating policies are subject to change by Penn Series’ Board of Directors without shareholder approval. Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of a Fund’s acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a Fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

Money Market Fund

Investment restrictions (1) through (4), (6), (8) through (12), and (16) described below have been adopted by the Money Market Fund and are fundamental policies, except as otherwise indicated. Restrictions (5), (7), and (13) through (15) are operating policies subject to change by the Board of Directors without shareholder approval.

The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) Percent Limit on Assets Invested in Any One Issuer. More than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) Percent Limit on Share Ownership of Any One Issuer. More than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c) Industry Concentration. Twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this limitation does not apply to obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or to certificates of deposit, or bankers’ acceptances; (d) Unseasoned Issuers. More than 5% of the value of the Fund’s total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; (2) Equity Securities. Purchase any common stocks or other equity securities, or securities convertible into equity securities; (3) Restricted or Illiquid Securities. Purchase restricted securities, illiquid securities, or securities without readily available market quotations, or invest more than 10% of the value of its total assets (effective May 28, 2010, this limit will be reduced to 5%) in repurchase agreements maturing in more than seven days and in the obligations of small banks and savings and loan associations which do not have readily available market quotations; (4) Real Estate. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (5) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (6) Commodities. Purchase or sell commodities or commodity contracts; (7) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (8) Purchases on Margin. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; (9) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund’s total assets; (10) Borrowing. Borrow money, except that the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrows will reduce net investment income; (11) Mortgaging. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund’s assets, valued at cost; provided,

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however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; (12) Underwriting. Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund’s investment objectives, program, and restrictions; (13) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (14) Puts, Calls, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof; or (15) Senior Securities. Issue any class of securities senior to any other class of securities.

Limited Maturity Bond Fund

Investment restrictions (1) through (9) have been adopted by the Limited Maturity Bond Fund as fundamental policies.

The Fund may not: (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Industry Concentration. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8) Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) Lending. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

Quality Bond Fund

Investment restrictions (1), (2), (4) through (9), (13) and (14) have been adopted by the Quality Bond Fund as fundamental policies, except as otherwise indicated. Restrictions (3) and (10) through (12) are operating policies subject to change by the Board of Directors without shareholder approval.

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The Fund may not: (1)(a) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (b) Industry Concentration. Twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that the Fund will invest 25% or more of its assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances (see The Quality Bond Fund’s Policy Regarding Industry Concentration above), but this limitation does not apply to bank certificates of deposit; (c) Unseasoned Issuers. More than 5% of the value of the Fund’s total assets would be invested in the securities (taken at cost) of issuers which at the time of purchase had been in operation less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of the issuer) and in equity securities which are not readily marketable for reasons other than restrictions against sale to the public without registration under the Securities Act of 1933; (d) Restricted Securities. More than 10% of the value of the total assets of the Fund would be invested in securities which are subject to legal or contractual restrictions on resale; or (e) Warrants. More than 2% of the value of the total assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of the total assets of the Fund would be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities; (2) Real Estate. Purchase or sell real estate (although it may purchase securities of companies whose business involves the purchase or sale of real estate); (3) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (4) Commodities. Purchase or sell commodities or commodity contracts, except that the Fund may enter into interest rate futures contracts, subject to (14) below; (5) Short Sales and Purchases on Margin. Purchase securities on margin or effect short sales of securities, but the Fund may make margin deposits in connection with interest rate futures transactions subject to (14) below; (6) Loans. Make loans (although it may acquire publicly-distributed bonds, debentures, notes, and other debt securities, may enter into repurchase agreements, may lend portfolio securities, and may purchase debt securities at private placement within the limits imposed above on the acquisition of restricted securities); (7) Borrowing. Borrow money, except the Fund may (i) borrow money for temporary administrative purposes and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost, or 5% of its total assets valued at market and, in any event, only if immediately thereafter there is an asset coverage of at least 300%, and (ii) enter into interest rate futures contracts; (8) Mortgaging. Mortgage, pledge, or hypothecate securities, except (i) in connection with permissible borrows where the market value of the securities mortgaged, pledged, or hypothecated does not exceed 15% of the Fund’s assets taken at cost; provided, however, that as a matter of operating policy, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, taken at market, in order to comply with certain state investment restrictions, and (ii) interest rate futures contracts; (9) Underwriting. Act as an underwriter of securities, except insofar as it might be deemed to be such for purposes of the Securities Act of 1933 upon the disposition of certain portfolio securities acquired within the limitations of restriction (e) above; (10) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (11) Puts, Calls, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except the Fund reserves the right to write covered call options and purchase put and call options; (12) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (13) Senior Securities. Issue any class of securities senior to any other class of securities; or (14) Futures Contracts. Enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract); or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

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High Yield Bond Fund

Investment restrictions (1), (2), (4), (6), (8) through (12), and (15) through (16) have been adopted by the High Yield Bond Fund as fundamental policies, except as otherwise indicated. Restrictions (3), (5), (7), (13) through (14), and (17) through (19) are operating policies subject to change by the Board of Directors without shareholder approval.

The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) Percent Limit on Assets Invested in Any One Issuer. With respect to 75% of the Fund’s total assets, more than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) Percent Limit on Share Ownership of Any One Issuer. With respect to 75% of the Fund’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c) Industry Concentration. Twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the securities of the banking industry when the Fund’s position in issues maturing in one year or less equals 35% or more of the Fund’s total assets; (2) Equity Securities. Invest more than 20% of the Fund’s total assets in common stocks (including up to 10% in warrants); (3) Restricted or Illiquid Securities. Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and restricted securities, illiquid securities and securities without readily available market quotations; (4) Real Estate. Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (this restriction shall not prevent the Fund from investing in securities of other instruments backed by real estate or in securities of companies engaged in the real estate business); (5) Investment Companies. Purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940 and any rules adopted thereunder or (ii) securities of the T. Rowe Price Reserve Investment Fund, an internally-managed money market fund of T. Rowe Price; (6) Commodities. Purchase or sell commodities or commodity contracts, except that it may enter into interest rate futures contracts, subject to (16) below; (7) Oil and Gas Programs. Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result, more than 5% of the Fund’s total assets would be invested in such programs; (8) Purchases on Margin. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with interest rate futures contracts, subject to (16) below; (9) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund’s total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (10) Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrows will reduce net investment income; the Fund may enter into interest rate futures contracts as set forth in (16) below; (11) Mortgaging. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund’s assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into interest rate futures contracts; (12) Underwriting. Underwrite securities issued by other persons, except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund’s investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the

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acquisition of restricted securities; (13) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (14) Puts, Calls, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Prospectus and Statement of Additional Information; (15) Senior Securities. Issue any class of securities senior to any other class of securities; (16) Futures Contracts. Enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon; (17) Purchases when Borrowings Outstanding. Purchase additional securities when money borrowed exceeds 5% of the Fund’s total assets; (18) Short Sales. Effect short sales of securities; or (19) Warrants. Invest in warrants if, as a result, more than 10% of the value of the net assets of the Fund would be invested in warrants.

Flexibly Managed Fund

Investment restrictions (1), (3), (5), (7) through (11), (13), and (14) are fundamental policies of the Flexibly Managed Fund, except as otherwise indicated. Restrictions (2), (4), (6) and (12) are operating policies and are subject to change by the Board of Directors without shareholder approval.

The Flexibly Managed Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) Percent Limit on Assets Invested in Any One Issuer. With respect to 75% of the Fund’s total assets, more than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) Percent Limit on Share Ownership of Any One Issuer. With respect to 75% of the Fund’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c) Industry Concentration. Twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the banking industry when the Fund’s position in issues maturing in one year or less equals 35% or more of the Fund’s total assets; (2) Restricted or Illiquid Securities. Purchase a security if, as a result, more than 15% of the value of the Fund’s net assets would be invested in repurchase agreements maturing in more than seven days and restricted securities, illiquid securities, and securities without readily available market quotations; (3) Real Estate. Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (this restriction shall not prevent the Fund from investing in securities of other instruments backed by real estate or in securities of companies engaged in the real estate business); (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except (i) to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder, or (ii) securities of the T. Rowe Price Reserve Investment Fund, an internally-managed money market fund of T. Rowe Price; (5) Commodities. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts, subject to (14) below; (6) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of its total assets would be invested in such programs; (7) Short Sales and Purchases on Margin. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with futures contracts, subject to (14) below; (8) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund’s total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at

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market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income. The Fund may enter into futures contracts as set forth in (14) below; (10) Mortgaging. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund’s assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into futures contracts; (11) Underwriting. Underwrite securities issued by other persons, except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund’s investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (13) Senior Securities. Issue any class of securities senior to any other class of securities; or (14) Futures Contracts. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

Large Growth Stock Fund

Investment restrictions (1) through (14) and (19) and (20) described below have been adopted by the Large Growth Stock Fund and are fundamental policies, except as otherwise indicated. Restrictions (15) through (18) are operating policies which are subject to change by the Board of Directors without shareholder approval.

The Fund may not: (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Unseasoned Issuers. Purchase the securities of any issuer engaged in continuous operation for less than three years; (3) Industry Concentration. Purchase any securities which would cause more than 25% of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry; (4) Real Estate. Purchase or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate; (5) Commodities. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to (20) below; (6) Investment Companies. Acquire the securities of any investment company, except securities purchased in regular transactions in the open market or acquired pursuant to a plan of merger or consolidation (to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder); (7) Short Sales and Purchases on Margin. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, and except for margin deposits made in connection with futures contracts, subject to (20) below; (8) Loans. Make loans, except that it may (i) acquire publicly distributed bonds, debentures, notes, and other debt securities, and (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund’s total assets; (9) Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on such borrows will reduce net investment income. The Fund may also enter into futures contracts as set forth in (20) below; (10) Underwriting. Act as an underwriter of securities, except insofar as it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon disposition of certain securities;

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(11) Securities of Adviser. Purchase or retain the securities of its investment adviser, or of any corporation of which any officer, director, or member of the investment committee of the investment adviser is a director; (12) Allocation of Principal Business to Officers and Directors. Deal with any of its officers or directors, or with any firm of which any of its officers or directors is a member, as principal in the purchase or sale of portfolio securities; (13) Allocation of Brokerage Business to Adviser. Pay commissions on portfolio transactions to its investment adviser or to any officer or director of its investment adviser; (14) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (15) Illiquid Securities. Purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities; (16) Puts, Calls, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except that the Fund reserves the right to write covered call options and purchase put and call options; (17) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (18) Mortgaging. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Large Growth Stock Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund’s assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into futures contracts; (19) Senior Securities. Issue any class of securities senior to any other class of securities; or (20) Futures Contracts. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

Large Cap Growth Fund

Investment restrictions (1) through (7) have been adopted by the Large Cap Growth Fund as fundamental policies.

The Fund may not: (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Industry Concentration. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (5) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (6) Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (4) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements)

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entered into in compliance with applicable laws and interpretations thereof; and (7) Lending. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

Large Cap Value Fund

Investment restrictions (1), (2), (3), (5), (7) through (11), and (14) are fundamental policies of the Large Cap Value Fund, except as otherwise indicated. Restrictions (4), (6), (12) and (13) are operating policies and are subject to change by the Board of Directors without shareholder approval.

The Fund may not: (1) (a) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (b) Industry Concentration. Twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry; (c) Unseasoned Issuers. More than 5% of the value of the Large Cap Value Fund’s total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; (2) Restricted or Not Readily Marketable Securities. Purchase a security if, as a result, more than 10% of the Fund’s total assets would be invested in: (a) securities with legal or contractual restrictions on resale, (b) repurchase agreements maturing in more than seven (7) days, and (c) other securities that are not readily marketable; (3) Real Estate. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to (14) below; (6) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (7) Short Sales and Purchases on Margin. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except that it may make margin deposits in connection with futures contracts, subject to (14) below; (8) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund’s total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) Borrowing. Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; interest paid on any such borrows will reduce net investment income; the Fund may also enter into futures contracts as set forth in (14) below; (10) Mortgaging. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund’s assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; and (ii) it may enter into futures contracts; (11) Underwriting. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund’s investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (13) Senior Securities. Issue any class of securities senior to any other class of securities; or (14) Futures Contracts. Enter into a futures contract if, as a result thereof, (i) the then current

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aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

Index 500 Fund

Investment restrictions (1) through (9) have been adopted by the Index 500 Fund as fundamental policies.

The Fund may not: (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Industry Concentration. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8) Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) Lending. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

Mid Cap Growth Fund

Investment restrictions (1) through (9) have been adopted by the Mid Cap Growth Fund as fundamental policies.

The Fund may not: (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Industry Concentration. Purchase securities of any issuer if, as a result, more than twenty- five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount

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that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8) Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) Lending. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

Mid Cap Value Fund

Investment restrictions (1) through (9) have been adopted by the Mid Cap Value Fund Bond Fund as fundamental policies.

The Fund may not: (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Industry Concentration. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) Underwriting. Act as an underwriter of

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securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8) Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) Lending. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

Mid Core Value Fund

Investment restrictions (1) through (3), (5) and (7) through (9) have been adopted by the Mid Core Value Fund as fundamental policies. Restrictions (4) (6) and (10) through (15) are operating policies and are subject to change by the Board of Directors without shareholder approval.

The Fund may not: (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Industry Concentration. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time (the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities); (6) Short Sales. Make short sales of securities or maintain a short position except to the extent permitted by applicable law; (7) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities or in connection with a merger or acquisition; (8) Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (5) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; (9) Lending. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies; (10) Illiquid Securities. Invest more than 15% of its net assets (at the time of investment) in illiquid securities, except for qualifying for resale under Rule 144 of the Securities Act of 1933; (11) Unseasoned Issuers. Purchase the securities of any issuer engaged in continuous operation for less than three years; (12) Warrants. Invest in warrants if, at the time of the acquisition, its investment in warrants would exceed 5% of the Fund’s total assets; (13) Real Estate. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases; (14) Derivatives. Write, purchase or sell puts, calls, straddles, spreads or combination thereof; and (15) Transaction with Fund Officers. Buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of the Fund.

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Small Cap Growth Fund

Investment restrictions (1) through (9) are fundamental policies of the Small Cap Growth Fund, except as otherwise indicated. Restrictions (10) through (14) are non-fundamental operating policies and are subject to change by the Board of Directors without shareholder approval.

The Fund may not: (1) Diversification. Make an investment unless, when considering all its other investments, 75% of the value of the Fund’s assets would consist of cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities and other securities; for purposes of this restriction, “other securities” are limited for each issuer to not more than 5% of the value of the Fund’s assets and to not more than 10% of the issuer’s outstanding voting securities held by Penn Series as a whole; (2) Industry Concentration. Invest more than twenty-five percent or more of the value of the Fund’s total assets in the securities of issuers having their principal business activities in the same industry; (3) Real Estate. Invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein, and securities which are secured by real estate or interests therein; (4) Commodities. Invest in physical commodities or physical commodity contracts, but it may purchase and sell financial futures contracts and options thereon; (5) Purchases on Margin. Purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options; (6) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund’s total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (7) Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; (8) Underwriting. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund’s investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (9) Senior Securities. Issue any class of securities senior to any other class of securities. Entering into repurchase agreements, borrowing money in accordance with restriction (7) above, or lending portfolio securities in accordance with restriction (6) above, shall not be considered for purposes of the present restriction a senior security; (10) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (11) Oil and Gas Programs. Invest in oil, gas or mineral exploration or developmental programs, except that it may invest in the securities of companies which operate, invest in, or sponsor such programs; (12) Illiquid Securities. Purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities; (13) Short Sales. Effect short sales of securities, except short sales “against the box;” (14) Mortgaging. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows (including reverse repurchase agreements) financial options and other hedging activities.

Small Cap Value Fund

Investment restrictions (1) through (9) are fundamental policies of the Small Cap Value Fund, except as otherwise indicated. Restrictions (10) through (14) are non-fundamental operating policies and are subject to change by the Board of Directors without shareholder approval.

The Fund may not: (1) Diversification. Make an investment unless, when considering all its other investments, 75% of the value of the Fund’s assets would consist of cash, cash items, obligations of the U.S.

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Government, its agencies or instrumentalities and other securities; for purposes of this restriction, “other securities” are limited for each issuer to not more than 5% of the value of the Fund’s assets and to not more than 10% of the issuer’s outstanding voting securities held by Penn Series as a whole; (2) Industry Concentration. Invest more than twenty-five percent or more of the value of the Fund’s total assets in the securities of issuers having their principal business activities in the same industry; (3) Real Estate. Invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein, and securities which are secured by real estate or interests therein; (4) Commodities. Invest in physical commodities or physical commodity contracts, but it may purchase and sell financial futures contracts and options thereon; (5) Purchases on Margin. Purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options; (6) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund’s total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (7) Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; (8) Underwriting. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund’s investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (9) Senior Securities. Issue any class of securities senior to any other class of securities. Entering into repurchase agreements, borrowing money in accordance with restriction (7) above, or lending portfolio securities in accordance with restriction (6) above, shall not be considered for purposes of the present restriction a senior security; (10) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (11) Oil and Gas Programs. Invest in oil, gas or mineral exploration or developmental programs, except that it may invest in the securities of companies which operate, invest in, or sponsor such programs; (12) Illiquid Securities. Purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities; (13) Short Sales. Effect short sales of securities, except short sales “against the box;” (14) Mortgaging. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows (including reverse repurchase agreements) financial options and other hedging activities.

International Equity Fund

Investment restrictions (1), (2), (3), (5), (7) through (11), (13), and (14) are fundamental policies of the International Equity Fund, except as otherwise indicated. Restrictions (4), (6) and (12) are operating policies and are subject to change by the Board of Directors without shareholder approval.

The Fund may not: (1) (a) Diversification. With respect to 75% of its assets invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (b) Industry Concentration. Twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry; (c) Unseasoned Issuers. More than 5% of the value of the Fund’s total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; (2) Restricted or Not Readily Marketable Securities. Purchase a security if, as a result, more than 10% of the Fund’s total assets would be invested in: (a) securities with legal or contractual restrictions on resale; (b) repurchase agreements maturing in more than seven (7) days; and (c) other securities that are not readily marketable; (3) Real Estate. Purchase or sell real estate (although it may purchase

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money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to (14) below; (6) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (7) Short Sales and Purchases on Margin. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except that it may make margin deposits in connection with futures contracts, subject to (14) below; (8) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund’s total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) Borrowing. Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrows will reduce net investment income. The Fund may also enter into futures contracts as set forth in (14) below; (10) Mortgaging. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund’s assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; and (ii) it may enter into futures contracts; (11) Underwriting. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund’s investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (13) Senior Securities. Issue any class of securities senior to any other class of securities; or (14) Futures Contracts. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

REIT Fund

Investment restrictions (1) through (8) have been adopted by the REIT Fund as fundamental policies. Restriction (9) is a non-fundamental operating policy and is subject to change by the Board of Directors without shareholder approval.

The Fund may not: (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate (including securities issued by real estate investment trusts) and may purchase and sell securities that are secured by interests in real estate; (3) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (4) Commodities. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or

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other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (5) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (6) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (7) Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (5) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; (8) Lending. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies, any applicable exemptive orders; and (9) Illiquid Securities and Restricted Securities. Invest more than 15% of its net assets in illiquid or restricted securities (this restriction does not apply to any Rule 144A restricted security).

Balanced, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Developed International Index, Emerging Market Equity, Small Cap Index, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds

Investment restrictions (1) through (8) have been adopted by the above Funds as fundamental policies. Restriction (9) is a non-fundamental operating policy and is subject to change by the Board of Directors without shareholder approval.

Each of the above Funds may not: (1) Diversification. With respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund; (2) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate (including securities issued by real estate investment trusts) and may purchase and sell securities that are secured by interests in real estate; (3) Commodities. Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (this limitation shall not prevent the Fund from purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts or from investing in securities or other instruments backed by physical commodities); (4) Borrowing. Borrow money, except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time; (5) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (6) Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in (4) above or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; (7) Lending. Make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time; (8) Industry Concentration. Invest twenty-five percent or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry (except that the Small Cap Index and Developed International Index Fund may purchase securities to the extent that the index the Fund is designed to track is also so concentrated); and (9) Illiquid Securities. Invest more than 15% of its net assets in illiquid securities.

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In addition to the restrictions set forth above each Fund may be subject to investment restrictions imposed under the insurance laws and regulations of Pennsylvania and other states. These restrictions are non-fundamental and, in the event of amendments to the applicable statutes or regulations, each Fund will comply, without the approval of the shareholders, with the requirements as so modified.

Section 817(h) of the Internal Revenue Code requires that the assets of each Fund be adequately diversified so that Penn Mutual or its affiliated insurance companies, and not the variable contract owners, are considered the owners for federal income tax purposes of the assets held in the separate accounts. Each Fund ordinarily must satisfy the diversification requirements within one year after contract owner funds are first allocated to the particular Fund. In order to meet the diversification requirements of regulations issued under Section 817(h), each Fund will use its best efforts to meet the following test: no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments. The above diversification requirements must be met within 30 days of the end of each calendar quarter.

In addition to the foregoing, the Money Market Fund will restrict its investments in accordance with the portfolio quality, diversification and maturity standards contained in Rule 2a-7 under the Investment Company Act of 1940. See “Investment Policies—Money Market Fund” above for certain of the restrictions contained in the Rule.

GENERAL INFORMATION

Investment Advisory Services

Independence Capital Management, Inc. Independence Capital Management, Inc. (“ICMI”), a wholly-owned Penn Mutual subsidiary, serves as investment adviser to all of the Funds and performs day-to-day investment management services for the Money Market, Limited Maturity Bond, Quality Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds. See “INVESTMENT ADVISER” in the Prospectus for information regarding ICMI and investment advisory and management services provided to the Funds by ICMI.

The Money Market, Limited Maturity Bond, Quality Bond, Large Growth Stock, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund at the following annual rates: Money Market Fund, 0.20%; Limited Maturity Bond Fund, 0.30%; Quality Bond Fund, 0.35%; Large Growth Stock Fund, 0.65%; Aggressive Allocation Fund, 0.10%; Moderately Aggressive Allocation Fund, 0.10%; Moderate Allocation Fund, 0.10%; Moderately Conservative Allocation Fund, 0.10%; and Conservative Allocation Fund, 0.10%. The advisory fees for the Money Market, Quality Bond, and Large Growth Stock Funds will be reduced by 0.05% with respect to average daily net assets in excess of $100,000,000. ICMI does not receive a fee for the services it performs for the Balanced Fund. However, ICMI is entitled to receive an annual management fee from each of the underlying funds for which the Balanced Fund invests.

For providing investment advisory and management services to the High Yield Bond, Flexibly Managed, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Core Value Fund, Small Cap Value, International Equity, REIT, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Index, and Developed International Index, the Funds pay ICMI, on a monthly basis, an advisory fee based on average daily net assets of each Fund, at the following annual rates: High Yield Bond, 0.50%; Flexibly Managed, 0.60%; Large Cap Value 0.60%; Large Cap Growth, 0.55%; Index 500, 0.07%; Mid Cap Growth, 0.70%; Mid Core Value Fund, 0.72%; Small Cap Value, 0.85%; International Equity, 0.85%; REIT, 0.70%;

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Large Core Growth, 0.56%; Large Core Value, 0.46%; SMID Cap Growth, 0.75%; SMID Cap Value, 0.95%; Small Cap Index, 0.30%; and Developed International Index, 0.30%.

For providing investment advisory and management services to the Mid Cap Value Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the following annual rates: 0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next $250,000,000; 0.475% of the next $250,000,000; 0.45% of the next $500,000,000; and 0.425% of average daily net assets in excess of $1,500,000,000.

For providing investment advisory and management services to the Small Cap Growth Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the following annual rates: 0.80% of the first $25,000,000 of average daily net assets; 0.75% of the next $25,000,000 of average daily net assets; and 0.70% of the average daily net assets in excess of $50,000,000.

For providing investment advisory and management services to the Emerging Markets Equity Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on the average daily net assets of the Fund, at the following annual rates: 1.18% of the first $2,500,000,000; and 1.00% of average daily net assets in excess of $2,500,000,000.

Wells Capital Management Incorporated. Wells Capital Management Incorporated (“Wells”) serves as sub-adviser to the Large Core Growth Fund and SMID Cap Growth Fund and performs day-to-day investment management services to the Funds. See “SUB-ADVISERS” in the Prospectus for more information regarding the investment advisory services provided to the Funds. Wells is a wholly-owned subsidiary of Wells Fargo Bank, N.A. which in turn is wholly-owned by Wells Fargo & Company, a diversified financial services company. For providing sub-advisory services to the Large Core Growth Fund, ICMI pays Wells on a monthly basis, a sub-advisory fee based on the average daily net assets of the Large Core Growth Fund, at an annual rate of 0.45% of the first $150,000,000 of average daily net assets; 0.425% of the next $150,000,000 of average daily net assets; and 0.35% of average daily net assets in excess of $300,000,000. For providing sub-advisory services to the SMID Cap Growth Fund, ICMI pays Wells on a monthly basis, a sub-advisory fee based on average daily net assets of the SMID Cap Growth Fund, at an annual rate of 0.45% of the first $50,000,000 of average daily net assets; 0.425% of the next $50,000,000 of average daily net assets and 0.40% of average daily net assets in excess of $100,000,000.

Turner Investment Partners, Inc. Turner Investment Partners, Inc. (“Turner”) serves as sub-adviser to the Mid Cap Growth Fund and Large Cap Growth Fund and performs day-to-day investment management services to the Funds. See “SUB-ADVISERS” in the Prospectus for more information regarding the investment advisory services provided to the Funds. For providing sub-advisory services to the Mid Cap Growth Fund, ICMI pays Turner, on a monthly basis, based on the average daily net assets of the Fund, a sub-advisory fee at an annual rate of 0.45%. For providing sub-advisory services to the Large Cap Growth Fund, ICMI pays Turner, on a monthly basis, based on the average daily net assets of the Fund, a sub-advisory fee at an annual rate of 0.40% of the first $100,000,000 of average daily net assets and 0.35% of average daily net assets in excess of $100,000,000.

Neuberger Berman Management LLC. Neuberger Berman Management LLC (“Neuberger Berman”) serves as sub-adviser to the Mid Cap Value Fund and performs day-to-day investment management services to the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the investment advisory services provided to the Fund. For providing sub-advisory service to the Fund, ICMI pays Neuberger Berman, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund, at an annual rate of 0.43%.

Goldman Sachs Asset Management, L.P. Goldman Sachs Asset Management, L.P. (“GSAM”) serves as sub-adviser to the Small Cap Value Fund and performs day-to-day investment management services for the Fund. GSAM is wholly-owned by The Goldman Sachs Group, Inc. See “SUB-ADVISERS” in the Prospectus

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for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory service to the Fund, ICMI pays GSAM, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund, at an annual rate of 0.75% of the first $50,000,000 of average daily net assets; 0.70% with respect to the next $50,000,000 of average daily net assets; and 0.65% of average daily net assets in excess of $100,000,000.

T. Rowe Price Associates, Inc. T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as sub-adviser to the Flexibly Managed, Large Growth Stock, and High Yield Bond Funds and performs day-to-day investment management services for the Funds. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Funds. For providing sub-advisory services to the Funds, ICMI pays T. Rowe Price, on a monthly basis, fees based on the average daily net assets of each Fund. The fees for the Flexibly Managed and High Yield Bond Funds are paid at the following rates: 0.50% with respect to the first $250,000,000 of the combined total average daily net assets of the two Funds and 0.40% with respect to the next $250,000,000 of combined total average daily net assets of the two Funds; provided, that the fees shall be paid at the rate of 0.40% with respect to all average daily net assets of the two Funds at such time as the combined total average daily net assets of the two Funds exceed $500,000,000. The fees for the Large Growth Stock Fund are paid at the following rates: 0.40% with respect to the first $500,000,000 of the average daily net assets of the Fund; and 0.35% of the average daily net assets of the Fund in excess of $500,000,000.

T. Rowe Price has agreed to waive its monthly compensation due it under the Investment Sub-Advisory Agreement to the extent necessary to reduce its effective monthly sub-advisory fees for the Funds by the following percentages based on the combined average daily net assets of the Funds, and the certain other Penn Mutual accounts sub-advised by T. Rowe Price:

Combined Asset Levels	Percentage Fee Waiver
Between $750 million and $1.5 billion	5% fee reduction
Between $1.5 billion and $3 billion	7.5% fee reduction
Above $3 billion	10% fee reduction

Lord, Abbett & Co. LLC. Lord, Abbett & Co. LLC (“Lord Abbett”) serves as sub-adviser to the Mid Core Value Fund and performs day-to-day investment management services for the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Lord Abbett, on a monthly basis, fees based on the average daily net assets of the Fund. The fees for the Mid Core Value Fund are paid at the following rates: 0.45% with respect to the first $200,000,000 of the average daily net assets of the Fund; 0.40% with respect to the next $300,000,000 of the average daily net assets of the Fund; and 0.375% with respect to the average daily net assets of the Fund in excess of $500,000,000.

Heitman Real Estate Securities LLC. Heitman Real Estate Securities LLC (“Heitman”) serves as sub-adviser to the REIT Fund and performs day-to-day investment management services for the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Heitman, on a monthly basis, an advisory fee based on the average daily net assets of the Fund, at an annual rate of 0.40%.

Vontobel Asset Management, Inc. Vontobel Asset Management, Inc. (“Vontobel”) serves as sub-adviser to the International Equity Fund and performs the day-to-day investment management services for the Fund. See “SUB-ADVISERS” in the Prospectus for information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Vontobel, on a monthly basis, an advisory fee based on average daily net assets of the Fund. The fees are paid at the following rates: 0.50% with respect to the first $227,000,000 of the average daily net assets of the Fund; and 0.35% with respect to the average daily net assets of the Fund in excess of $227,000,000.

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AllianceBernstein L.P. AllianceBernstein L.P. (“Alliance”) serves as the sub-adviser to the SMID Cap Value Fund and performs day-to-day investment management services for the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Alliance, on a monthly basis, an advisory fee based on average daily net assets of the Fund. The fees are paid at the following annual rates: 0.95% with respect to the first $25,000,000 of the average daily net assets of the Fund; 0.75% with respect to the next $25,000,000 of the average daily net assets of the Fund; 0.65% with respect to the next $50,000,000 of the average daily net assets of the Fund; and 0.55% with respect to the average daily net assets of the Fund in excess of $100,000,000.

Eaton Vance Management. Eaton Vance Management (“Eaton Vance”) serves as the sub-adviser to the Large Core Value Fund and performs day-to-day investment management services for the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Eaton Vance, on a monthly basis, an advisory fee based on average daily net assets of the Fund. The fees are paid at the following annual rates: 0.35% with respect to the first $150,000,000 of the average daily net assets of the Fund; 0.30% with respect to the next $250,000,000 of the average daily net assets of the Fund; and 0.25% with respect to the average daily net assets of the Fund in excess of $400,000,000.

SSgA Funds Management, Inc. SSgA Funds Management, Inc. (“SSgA FM”) serves as the sub-adviser to the Small Cap Index Fund, the Developed International Index Fund and the Index 500 Fund and performs day-to-day investment management services for the Funds. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Funds. For providing sub-advisory services to the Funds, ICMI pays SSgA FM, on a monthly basis, an advisory fee based on the average daily net assets of each Fund. The Developed International Index Fund fees are paid at the following annual rates: 0.15% with respect to the first $50,000,000 of the average daily net assets of the Fund; 0.10% with respect to the next $50,000,000 of the average daily net assets of the Fund; and 0.05% with respect to the average daily net assets of the Fund in excess of $100,000,000. The Small Cap Index Fund fees are paid at the following annual rates: 0.08% with respect to the first $50,000,000 of the average daily net assets of the Fund; 0.06% with respect to the next $50,000,000 of the average daily net assets of the Fund; and 0.04% with respect to the average daily net assets of the Fund in excess of $100,000,000. The Index 500 Fund fees are paid at the following annual rates: 0.05% with respect to the first $150,000,000 of the average daily net assets of the Fund; 0.04% with respect to the next $150,000,000 of the average daily net assets of the Fund; and 0.02% with respect to the average daily net assets of the Fund in excess of $300,000,000.

Morgan Stanley Investment Management, Inc. Morgan Stanley Investment Management, Inc. (“MSIM”) serves as the sub-adviser to the Emerging Markets Equity Fund and performs day-to-day investment management services for the Fund. MSIM has engaged its affiliate, Morgan Stanley Investment Management Company (“MSIM Company”), located at 23 Church Street, #16-01 Capital Square, Singapore 049481 to provide certain sub-advisory services to the Fund. In addition, MSIM has engaged its affiliate, Morgan Stanley Investment Management Limited (“MSIM Limited”), located at 25 Cabot Square, Canary Wharf, London E14 4QA, England, to provide certain sub-advisory services to the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays MSIM, on a monthly basis, an advisory fee based on average daily net assets of the Fund. The fees are paid at the following annual rates: 0.80% with respect to the first $150,000,000 of the average daily net assets of the Fund; and 0.75% with respect to the average daily net assets of the Fund in excess of $150,000,000. MSIM compensates MSIM Company and MSIM Limited from the investment advisory fee paid to MSIM by ICMI.

Allianz Global Investors Capital LLC. Allianz Global Investors Capital LLC serves as sub-adviser to the Small Cap Growth Fund. As sub-adviser, Allianz Global Investors Capital LLC performs day-to-day portfolio management services to the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the investment advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays

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Allianz Global Investors Capital, LLC, on a monthly basis, based on the average daily net assts of the Fund, a sub-advisory fee at an annual rate of 0.50% of the first $50,000,000 of average daily net assets; 0.45% of the next $50,000,000 of average daily net assets and 0.40% of average daily net assets in excess of $100,000,000.

OppenheimerFunds, Inc. OppenheimerFunds, Inc. (“Oppenheimer”) serves as sub-adviser to the Large Cap Value Fund. As sub-adviser, Oppenheimer performs day-to-day portfolio management services to the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the investment advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Oppenheimer, on a monthly basis, based on the average daily net assets of the Fund, a sub-advisory fee at an annual rate of 0.35%.

In the years 2009, 2008, and 2007, the advisory fees paid to ICMI by each of the Funds were as follows:

Fund	2009	2008	2007
Money Market Fund	$369,047	$290,493	$179,865
Limited Maturity Bond Fund	272,538	203,527	151,611
Quality Bond Fund	837,813	673,580	568,000
High Yield Bond Fund	396,556	378,293	449,943
Flexibly Managed Fund	6,419,407	7,511,951	8,585,327
Balanced Fund*	N/A	N/A	N/A
Large Growth Stock Fund	732,882	811,121	927,637
Large Cap Growth Fund	124,499	131,555	166,607
Large Core Growth Fund*	609,047	229,764	N/A
Large Cap Value Fund	720,320	992,522	1,391,881
Large Core Value Fund*	576,731	203,378	N/A
Index 500 Fund	147,784	157,479	180,620
Mid Cap Growth Fund	470,221	621,158	679,896
Mid Cap Value Fund	396,468	528,248	722,944
Mid Core Value Fund	238,281	289,128	341,666
SMID Cap Growth Fund*	84,881	10,972	N/A
SMID Cap Value Fund*	111,153	14,481	N/A
Small Cap Growth Fund	467,847	530,062	761,863
Small Cap Value Fund	963,572	1,226,358	1,581,116
Small Cap Index Fund*	39,680	8,809	N/A
Developed International Index Fund	66,328	10,045	N/A
International Equity Fund	1,908,175	2,583,158	2,853,684
Emerging Markets Equity Fund*	867,966	255,402	N/A
REIT Fund	262,947	324,084	488,326
Aggressive Allocation Fund*	7,547	217	N/A
Moderately Aggressive Allocation Fund*	34,553	1,405	N/A
Moderate Allocation Fund*	51,664	1,950	N/A
Moderately Conservative Allocation Fund*	25,261	1,850	N/A
Conservative Allocation Fund*	18,598	1,735	N/A

*	Commencement of operations was August 25, 2008

For fiscal years 2009, 2008, and 2007, the sub-advisory fees paid by ICMI to each of the Fund’s sub-advisors were as follows:

Fund	Sub-Advisor	2009	2008	2007
High Yield Bond Fund	T. Rowe Price Associates, Inc.	$310,734	$295,034	$349,167
Flexibly Managed Fund	T. Rowe Price Associates, Inc.	$4,192,624	$4,881,787	$5,551,770
Large Growth Stock Fund	T. Rowe Price Associates, Inc.	$446,810	$495,428	$567,520

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Fund	Sub-Advisor	2009	2008	2007
Large Cap Growth Fund	Turner Investment Partners, Inc. (8/25/2008-12/31/2009)	$90,545	$33,136	N/A
	ABN AMRO Asset Management Inc. (1/1/2007-8/24/2008)	N/A	$66,450	$128,742
Large Core Growth Fund*	Wells Capital Management Inc.	$489,408	$184,563	N/A
Large Cap Value Fund	OppenheimerFunds, Inc. (8/25/2008-12/31/2009)	$420,186	$151,359	N/A
	Lord, Abbett & Co. LLC (1/1/2007-8/24/2008)	N/A	$427,323	$795,941
Large Core Value Fund*	Eaton Vance Management	$438,817	$154,397	N/A
Index 500 Fund	SSgA Funds Management, Inc. (8/25/2008-12/31/2009)	$99,448	$35,164	N/A
	Wells Capital Management (1/1/2007-8/24/2008)	N/A	$70,985	$117,408
Mid Cap Growth Fund	Turner Investment Partners, Inc.	$302,285	$403,551	$484,462
Mid Cap Value Fund	Neuberger Berman Management LLC	$309,996	$412,994	$565,211
Mid Core Value Fund	Lord, Abbett & Co. LLC	$148,926	$180,705	$213,541
SMID Cap Growth Fund*	Wells Capital Management, Inc.	$50,929	$6,583	N/A
SMID Cap Value Fund*	AllianceBernstein, L.P.	$111,153	$14,481	N/A
Small Cap Growth Fund	Oppenheimer Capital LLC (8/25/2008-12/31/2009)	$301,549	$92,097	N/A
	Bjurman, Barry & Associates (1/1/2007-8/24/2008)	N/A	$259,110	$517,402
Small Cap Value Fund	Goldman Sachs Asset Management, L.P.	$811,175	$1,012,803	$1,284,089
Small Cap Index Fund*	SSgA Funds Management, Inc.	$10,581	$2,349	N/A
Developed International Index Fund*	SSgA Funds Management, Inc.	$33,164	$5,023	N/A
International Equity Fund	Vontobel Asset Management, Inc.	$1,104,799	$1,398,075	$1,515,546
Emerging Markets Equity Fund*	Van Kampen Asset Management	$588,451	$173,153	N/A
REIT Fund	Heitman Real Estate Securities LLC	$150,256	$185,191	$279,043

*	Commencement of operations was August 25, 2008

Portfolio Managers

This section includes information about the Funds’ portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own (if any) and how they are compensated.

Independence Capital Management, Inc.: Investment adviser to the Money Market, Limited Maturity Bond, Quality Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (collectively, the “Funds”).

Compensation. Peter Sherman and Keith Huckerby are compensated by the Funds’ adviser, Independence Capital Management, Inc., through an Administrative Service and Support Agreement with its parent, The Penn Mutual Life Insurance Company.

Peter Sherman and Keith Huckerby receive their compensation based upon three components. The first component is base salary, which is fixed and reviewed annually. The second component of compensation is in the form of a small performance bonus, which is based upon relative performance of the individual portfolios

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managed by the portfolio managers versus an appropriate market benchmark for each portfolio measured over both a one- and three- year time period (pre-tax). The third component of compensation is in the form of a bonus based upon a multiple of base salary and tied to specific measures of profitability goals, sales goals and expense management goals of The Penn Mutual Life Insurance Company.

Peter M. Sherman, in his capacity as Executive Vice President and Chief Investment Officer of Penn Mutual, is also eligible to participate in a deferred compensation plan that is only made available to certain individuals. Participation in the deferred compensation plan, while exclusive to only some individuals at Penn Mutual, is not solely related to fund management.

Fund Shares Owned by Portfolio Managers. The following table shows the dollar amount range of the portfolio managers’ “beneficial ownership” of shares of the Funds as of December 31, 2009. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Portfolio Manager	Fund	Dollar Range of Fund Shares
Peter M. Sherman	Money Market Fund	$10,001 - $50,000
	Limited Maturity Bond Fund	NONE
	Quality Bond Fund	More than $100,000
	Aggressive Allocation Fund	NONE
	Moderately Aggressive Allocation Fund	NONE
	Moderate Allocation Fund	NONE
	Moderately Conservative Allocation Fund	NONE
	Conservative Allocation Fund	NONE
Keith G. Huckerby	Balanced Fund	NONE
	Aggressive Allocation Fund	NONE
	Moderately Aggressive Allocation Fund	NONE
	Moderate Allocation Fund	NONE
	Moderately Conservative Allocation Fund	NONE
	Conservative Allocation Fund	NONE

Other Accounts. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of December 31, 2009.

Name*	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds
Keith G. Huckerby	0	$0	0	$0	0	$0

Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, Conservative Allocation, Money Market, Quality Bond and Limited Maturity Bond Funds

Peter M. Sherman	0	$0	0	$0	1	$7.0 billion

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Conflicts of Interests. The Portfolio Managers manage multiple accounts, including the Funds. The Portfolio Managers make decisions for each portfolio taking into account the investment objectives, policies, guidelines and other relevant considerations that are applicable to that portfolio. Independence Capital Management, Inc. believes that its written policies and procedures are reasonably designed to minimize potential conflicts of interest and to prevent material conflicts of interest that may arise when managing portfolios for multiple accounts with similar investment objectives.

Independence Capital Management, Inc. does not believe that any material conflicts of interest exist in connection with the Portfolio Managers’ management of the investments of the Funds and the investments of the Other Accounts referenced in the Table above.

T. Rowe Price Associates (“T. Rowe Price”): Investment Sub-Adviser to the Flexibly Managed, High Yield Bond and Large Growth Stock Funds (collectively, the “Funds”).

Compensation. T. Rowe Price compensates each Fund’s portfolio manager. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. Compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Funds, as of December 31, 2009.

Other Accounts. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of December 31, 2009. Total assets are based on T. Rowe Price internal records as of December 31, 2009.

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Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets [Note: not including Funds] (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Flexibly Managed Fund
David Giroux	3	$13,088.1	1	$91.3	0	0

High Yield Bond Fund
Mark Vaselkiv	7	$8,422.5	5	$161.3	11	$1,338.6

Large Growth Stock Fund
P. Robert Bartolo	11	$25,296.5	1	$189.9	9	$606.1

Conflicts of Interests. T. Rowe Price is not aware of any material conflicts of interest that may arise in connection with a portfolio manager’s management of a Fund’s investments and the investments of the other accounts listed above. Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed in the “Compensation” section above, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Lord, Abbett & Co. LLC (“Lord Abbett”): Investment Sub-Adviser to the Mid Core Value Fund (the “Fund”).

Compensation of Portfolio Managers: When used in this section, the term “fund” refers to the Fund, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio managers’ investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indexes within the one or more of the Fund’s peer groups maintained by rating agencies, as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. Lord Abbett does not manage hedge funds. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord

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Abbett believes this incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund as of December 31, 2009.

Other Accounts of Portfolio Managers. The following table indicates for the Fund as of December 31, 2009 (or another date if indicated): (1) the number of other accounts managed by each portfolio manager who is jointly and primarily responsible for the day-to-day management of the Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses retirement and benefit plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by financial intermediaries (which include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies) unaffiliated with Lord Abbett. (The data shown below is approximate.)

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Robert P. Fetch	14	$9,641.5	2	$280.7	41*	$910.6*
Jeff Diamond	4	$3,520.1	0	$0.0	9	$257.4

*	Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $292.7 million in total assets.

Conflicts of Interest. Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. An portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Fund. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore

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does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio manager’s management of the investments of the Fund and the investments of the other accounts referenced in the table above.

Heitman Real Estate Securities LLC (“Heitman”): Investment Sub-Adviser to the REIT Fund (the “Fund”).

Compensation. Heitman compensates the Fund’s portfolio managers. Heitman LLC, the parent company of Heitman, has a two-tiered compensation/incentive structure for employees. The first tier consists of the 16 senior employees, including Heitman’s head portfolio manager, who hold a 50% equity interest in the business. Equity ownership provides a carrot for retention of key personnel and, equally important, this structure creates alignment of interest between Heitman LLC and Heitman’s partners and the firm’s clients. The total compensation of the firm’s partners is tied directly to the performance of the investments under their collective management and the degree to which client objectives have been met.

The second tier is for those employees who are not in the equity ownership pool, including the assistant portfolio managers. Compensation for these professionals comes in the form of salaries, which are evaluated annually against the market, and bonus compensation based on the achievement of enterprise, business unit and individual performance goals. Additional forms of compensation include awarding employees promote interests in funds or performance-oriented incentive fees, as well as offering the opportunity to invest in the sponsor capital position for many of the firm’s investment vehicles. Heitman’s compensation structure strives to align our employees with overall firm performance as well as to enhance their personal wealth creation.

Specific to the non-partner level portfolio managers and company analysts in our public real estate securities group, a bonus compensation program has been established to compensate them based on the following method of calculation:

•	75% of compensation is tied to individual investment performance (i.e. stock picking and portfolio construction). This is measured quantitatively against benchmark and peer group hurdles.

•	25% of compensation is based on enterprise profitability, business unit profitability, and individual qualitative factors.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2009.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2009.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Michael K. Moran	3	$343	9	$4,430.6	1,536	$756.1
Timothy J. Pire	3	$343	9	$4,430.6	1,536	$756.1
Jeffrey D. Yurk	3	$343	9	$4,430.6	1,536	$756.1

*	Two accounts ($96.9 million) are subject to a performance-based advisory fee.

Conflicts of Interests. Heitman attempts to minimize conflicts of interest. Heitman’s portfolio trading policy prohibits any allocation of trades in a manner that proprietary accounts, affiliated accounts or any particular client or group of clients receives more favorable treatment than other clients. Heitman often purchases and sells

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the same security at the same price and time for more than one client because (i) Heitman generally recommends similar strategies for its various accounts, (ii) Heitman only recommends a limited number of real estate related securities, and (iii) numerous clients have similar investment objectives and similar portfolios. Heitman typically allocates trades among the client accounts on a pro-rata basis.

Goldman Sachs Asset Management, L.P. (“GSAM”): Investment Sub-Adviser to the Small Cap Value Fund (the “Fund”).

Compensation: GSAM compensates the Fund’s portfolio managers.

Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.

The benchmarks for this Fund is: Russell 2000 Value Index

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation. In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Fund Shares Owned by Portfolio Managers: The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2009. Due to GSAM’s internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of sub-advised funds for which they have primary responsibility.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2009.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
Dolores Bamford	10	$13,707	2	$88.7	198	$11,674.4
James (Chip) Otness	2	$1,660.5	2	$88.7	18	$1,198.1
Sally Pope Davis	2	$1,660.5	2	$88.7	18	$1,198.1
Robert Crystal	2	$1,660.5	2	$88.7	18	$1,198.1
Scott Carroll	10	$13,707	2	$88.7	198	$11,674.4
J. Kelly Flynn	10	$13,707	2	$88.7	198	$11,674.4

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Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
Performance Fee Based Accounts
Dolores Bamford	—	—	2	$88.7	3	$252.6
James (Chip) Otness	—	—	2	$88.7	1	$122.2
Sally Pope Davis	—	—	2	$88.7	1	$122.2
Robert Crystal	—	—	2	$88.7	1	$122.2
Scott Carroll	—	—	2	$88.7	3	$252.6
J. Kelly Flynn	—	—	2	$88.7	3	$252.6

Conflicts of Interests. GSAM’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Vontobel Asset Management, Inc. (“Vontobel”): Investment Sub-Adviser to the International Equity Fund.

Compensation. The portfolio manager for the International Equity Fund (“Fund”) is compensated by the Fund’s sub-adviser, Vontobel. The firm’s portfolio managers have been strong contributors to the growth of the firm given their long tenure and the investment results they have produced. In recognition of their long-standing contribution to the growth of the business they receive a base salary which is excess of market averages. In addition, they receive a percentage share in the advisory fee revenue that the assets under management in their strategies generate. The firm renegotiated the terms of employment with the Fund’s portfolio manager in 2005. As a result, part of his revenue share is now deferred for a period of three years.

The portfolio manager does not receive any compensation directly from the Fund or the Fund’s investment adviser.

Fund Shares Owned by Portfolio Manager. The portfolio manager did not beneficially own any shares of the Fund, as of December 31, 2009.

Other Accounts. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2009.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
Rajiv Jain	6	$1,770	14	$2,900	11	$2,176

*	Of these Other Accounts, 2 accounts with approximately $291 million in assets had performance based
advisory	fees.

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Conflicts of Interests. The portfolio manager is responsible for the day-to-day management of all international equity products which Vontobel Asset Management, Inc. offers. The portfolio manager has a team of analysts that conduct screening of companies that must meet Vontobel’s strict investment criteria. This screening process yields an investment universe of approximately 250 companies. Each portfolio is built using the aforementioned investment universe of companies. Vontobel sees no conflicts of interest in managing the above mentioned portfolios within the guidelines set forth by the Fund.

Neuberger Berman Management LLC (“Neuberger Berman”): Investment Sub-Adviser to the Mid Cap Value Fund (the “Fund”).

Compensation. Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing their employees. Neuberger Berman is also focused on creating a compensation process that is fair, transparent, and competitive with the market.

Compensation for portfolio managers is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. The bonus for a portfolio manager is determined by using a formula which may or may not contain a discretionary component. The discretionary component is determined on the basis of a variety of criteria including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of Neuberger Berman’s long-term retention incentives are as follows:

Employee-Owned Equity. An integral part of the Acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.

The senior portfolio managers on the mutual fund teams are key shareholders in the equity ownership structure. On a yearly basis over the next five years, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. A set percentage of employee equity and preferred stock is subject to vesting.

Contingent Compensation Plan. The Neuberger Berman Group established the Contingent Compensation Plan pursuant to which a certain percentage of an employees’ compensation is deemed contingent and vests over a three-year period. Under the plan, most participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team’s investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group investment professionals.

Restrictive Covenants. Portfolio managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions with respect to confidential information and employee and client solicitation.

Certain portfolio managers may manage products other than mutual funds, such as high net worth separate accounts For the management of these accounts, a portfolio manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a “finder’s fee” or “referral fee” paid to a third party). The percentage of revenue a portfolio manager receives will vary based on certain revenue thresholds.

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Fund Shares Owned by Portfolio Manager. The portfolio manager did not beneficially own any shares of the Fund, as of December 31, 2009.

Other Accounts. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of December 31, 2009.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
S. Basu Mullick	2	$225	0	$0	2	$748

*	Other accounts include separate accounts, sub-advised accounts and managed accounts (WRAP).

Conflict of Interest: While the portfolio manager's management of other accounts may give rise to the conflicts of interest discussed below, Neuberger Berman believes that it has designed policies and procedures to appropriately address those conflicts. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Fund and the management of other accounts, which might have similar investment objectives or strategies as the Fund or track the same index the Fund tracks. Other accounts managed by the portfolio manager may hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

As a result of the portfolio manager's day-to-day management of the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund's trades. While it is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund, Neuberger Berman has policies and procedures to address such a conflict.

From time to time, a particular investment opportunity may be suitable for both the Fund and other types of accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. Neuberger Berman has adopted policies and procedures reasonably designed to fairly allocate investment opportunities. Typically, when the Fund and one or more of the other mutual funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for it.

Turner Investment Partners, Inc. (“Turner”): Investment Sub-Adviser to the Mid Cap Growth Fund and Large Cap Growth Fund (collectively, the “Funds”).

Compensation. Turner compensates each Fund’s portfolio managers. Turner’s investment professionals receive a base salary commensurate with their level of experience. Turner’s goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual’s sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s

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contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner, CFA, is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Funds as of December 31, 2009.

Other Accounts. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2009.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mid Cap Growth Fund
Christopher McHugh	11	$2.4 billion	37	$308 million	31	$1.9 billion
	2*	$69 million*	2*	$59 million*	3*	$208 million*
Jason Schrotberger	12	$2.8 billion	32	$303 million	58	$2.7 billion
	1*	$27 million*	3*	$60 million*	6*	$498 million*
Tara Hedlund	7	$2.3 billion	22	$193 million	16	$657 million
	1*	$27 million*	0*	$0*	1*	$ 94 million*

Large Cap Growth Fund
Robert E. Turner	9	$1.0 billion	43	$693 million	89	$7.1 billion
	1*	$42 million*	2*	$59 million*	7*	$720 million*
Mark Turner	7	$975 million	37	$588 million	86	$6.4 billion
	0*	$0*	1*	$659 thousand*	6*	$645 million*
Robb J. Parlanti	5	$949 million	28	$577 million	73	$5.9 billion
	0*	$0*	1*	$591 thousand*	4*	$603 million*
Halie O’Shea	4	$821 million	23	$520 million	65	$5.5 million
	0*	$ 0*	1*	$577 thousand*	4*	$ 603 million*

*	These accounts are subject to performance-based advisory fees.

Conflicts of Interests. As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the Funds where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

Wells Capital Management Incorporated (“ WellsCap”): Investment Sub-Adviser to the Large Core Growth and SMID Cap Growth Funds (collectively, the "Funds").

Compensation. WellsCap compensates each Fund’s portfolio manager.

The compensation structure for WellsCap’s portfolio managers includes a competitive fixed base salary plus variable incentives (WellsCap utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative

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performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Performance” sections of the Prospectuses.

Fund Shares Owned by Portfolio Manager. The portfolio managers did not beneficially own any shares of the Funds as of December 31, 2009.

Other Accounts. In addition to the Funds, the portfolio managers are is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2009.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Large Core Growth Fund
Thomas Pence	11	$4,463	4	$44	185	$7,086

SMID Cap Growth Fund
Stuart Roberts	9	$1,799	2	$30	20	$1,622
Jerome C. Philpott	9	$1,799	2	$30	18	$1,622

Performance Fee Based Accounts

Large Core Growth Fund
Thomas Pence	0	$0	0	$0	0	$0

SMID Cap Growth Fund
Stuart Roberts	0	$0	0	$0	3	$418
Jerome C. Philpott	0	$0	0	$0	3	$418

Conflicts of Interests. WellsCap’s portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

AllianceBernstein L.P. Investment Sub-Adviser to the SMID Cap Value Fund (the “Fund”).

Compensation. AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)

Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and

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quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under the AllianceBernstein’s Partners Compensation Plan (“deferred awards”): The Adviser’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards which are in the form of AllianceBernstein’s publicly traded units vest over a four-year period and are generally forfeited if the employee resigns of AllianceBernstein terminates his/her employment.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2009.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2009.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Joseph Gerard Paul	182	$30,168	272	$15,956	33,785	$71,939
James MacGregor	145	$28,055	203	$15,759	33,781	$71,596
Andrew Weiner	41	$2,732	47	$176	36	$858

Performance Fee Based Accounts
Joseph Gerard Paul	3	$6,896	1	$296	64	$6,492
James MacGregor	3	$6,896	1	$296	64	$6,492
Andrew Weiner	0	$0	0	$0	0	$0

Conflicts of Interests.

Investment Professional Conflict of Interest Disclosure. As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of

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AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and

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equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Eaton Vance Management. Investment Sub-Adviser to the Large Core Value Fund (the “Fund”).

Compensation.

Structure. Compensation paid by Eaton Vance to its portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.’s nonvoting common stock and restricted shares of Eaton Vance Corp.’s nonvoting common stock. Eaton Vance’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all Eaton Vance employees. Compensation of Eaton Vance’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of Eaton Vance Corp.

Methods to Determine Compensation. Eaton Vance compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by Eaton Vance not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. Performance is evaluated on a pre-tax basis. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Eaton Vance seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Eaton Vance participates in investment-industry compensation surveys, and utilizes survey data as a factor in determining salary, bonus, and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses, and stock-based compensation are also influenced by the operating performance of Eaton Vance and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of Eaton Vance’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2009.

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Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of December 31, 2009.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in Millions	Number of Accounts	Total Assets in Millions	Number of Accounts[1]	Total Assets in Millions
Michael R. Mach	13	$21,119.0	8	$990.1	73	$4,479.9
Matthew F. Beaudry	11	$20,777.2	8	$990.1	72	$4,479.9
John D. Crowley	12	$21,074.3	8	$990.1	72	$4,479.9
Stephen J. Kaszynski	11	$20,777.2	8	$990.1	72	$4,479.9

1 For “Other Accounts” that are part of a wrap program, the number of accounts cited includes the number of sponsors for which the portfolio manager provides services rather than the number of individual accounts within each wrap program.

Conflicts of Interests. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. Eaton Vance has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern Eaton Vance’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

SSgA Funds Management, Inc. Investment Sub-Adviser to the Small Cap Index, Developed International Index and Index 500 Funds (collectively, the “Funds”).

Compensation. The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA FM and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group, and in the case of investment teams, the investment performance of their strategies. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. The same process is followed in determining incentive equity allocations.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Funds as of December 31, 2009.

Other Accounts. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The following table reflects the accounts managed by the Global Structured Products Team as of December 31, 2009.

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Name*	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Small Cap Index, Developed International Index and Index 500 Funds
Lynn Blake, CFA*	104	$60.87	192	$258.85	258	$109.54
John Tucker, CFA*	104	$60.87	192	$258.85	258	$109.54

* Please note that the passive equity assets are managed on a team basis. This table refers to accounts of State Street Global Advisors (“SSgA”). SSgA FM and other advisory affiliates of State Street Corporation make up SSgA, the investment arm of State Street Corporation.

Conflicts of Interests. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Potential conflicts may arise out of (a) the portfolio manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the portfolio manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Funds maintained their positions in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. The potential conflicts described are applicable to SSgA FM as our portfolio managers manage several accounts with similar guidelines and differing fee schedules.

Morgan Stanley Investment Management Inc. Investment Sub-Adviser to the Emerging Markets Equity Fund (the “Fund”).

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Sub-Adviser.

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Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Bonus.

•

Morgan Stanley’s Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•

Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Sub-Advisers or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Sub-Adviser or its affiliates. For 2009 awards, this provision was further strengthened to allow the Firm to clawback compensation if the Firm realizes losses on certain trading position, investments or holdings.

•

Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser and/or Sub-Advisers or their affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•

Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- , five- and ten-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable.

Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.
•	Contribution to the business objectives of the Sub-Adviser.
•	The dollar amount of assets managed by the portfolio manager.
•	Market compensation survey research by independent third parties.
•	Other qualitative factors, such as contributions to client objectives.
•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Fund Shares Owned by Portfolio Manager. The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2009.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2009.

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Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Ruchir Sharma	11	$5,470.6	7	$3,780.3	22*	$4,827.3
James Cheng	13	$6,667.7	8	$4,373.1	32**	$11,616.2
Paul Psaila	9	$4,854.5	6	$4,083.9	23***	$4,907.2
Eric Carlson	9	$4,854.5	6	$4,083.9	23***	$4,907.2
William Scott Piper	8	$4,820.7	6	$4,827.9	28****	$7,164.9
Ana Cristina Piedrahita	8	$4,820.7	6	$4,827.9	28****	$7,164.9

*	Of these Other Accounts, 4 accounts with approximately $1,580.1 million in assets had performance based advisory fees.
**	Of these Other Accounts, 6 accounts with approximately $2,172.6 million in assets had performance based advisory fees.
***	Of these Other Accounts, 5 accounts with approximately $1,660.0 million in assets had performance based advisory fees.
****	Of these Other Accounts, 8 accounts with approximately $3,646.6 million in assets had performance based advisory fees.

Conflicts of Interests. Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Allianz Global Investors Capital LLC: Investment Sub-Adviser to the Small Cap Growth Fund (the “Fund”).

Compensation. Allianz Global Investors Capital LLC compensates the Fund’s portfolio manager.

We believe that competitive compensation is essential to retaining top industry talent. With that in mind, we continually reevaluate our compensation policies against industry benchmarks. Our goal is to offer portfolio managers and analysts' compensation and benefits in the top quartile for top performance, as measured by industry benchmarks.

Our compensation policy features both short-term and long-term components. Our Firm offers competitive base salaries and bonuses, profit-sharing and generous retirement plans. Investment professionals' annual compensation is directly affected by the performance of their portfolios, their performance as individuals, and the success of the Firm. Typically, an investment professional's cash compensation comprises a base salary and a bonus, plus long-term equity-like incentive units.

Investment professionals are awarded bonuses primarily based on product performance. A 360-degree qualitative review is also considered. As part of the 360-degree review, analysts and portfolio managers are reviewed by the

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portfolio manager who is responsible for the team's final investment decisions and other portfolio managers to whose portfolios they contribute. Portfolio managers responsible for final investment decisions are reviewed by the Chief Investment Officer, who evaluates performance both quantitatively versus benchmarks and peer universes, as well as qualitatively.

Compensation and Account Performance—Compensation pools for investment teams are directly related to the size of the business and the performance of the products. Approximately half of the pool is based on one, three and five year performance relative to benchmarks and peers. The team pools are then subjectively allocated to team members based on individual contributions to client accounts. We believe our compensation system clearly aligns the interests of clients with our people and keeps our structure competitive with industry norms.

Long-Term Incentive Plan—A Long-Term Incentive Plan provides rewards to key staff based on AGI Management Partners' operating earnings growth. The Plan provides a link between the Firm's longer-term performance and employee pay, further motivating participants to make a long-term commitment to the company's success.

Equity Ownership—Effective January 2010, the Firm’s Managing Directors participate in an equity ownership plan in AGI Management Partners. We believe this plan is important in retaining and recruiting key investment professionals, as well as in providing ongoing incentives.

Fund Shares Owned by Portfolio Manager. The portfolio manager did not beneficially own any shares of the Fund as of December 31, 2009.

Other Accounts. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The accounts listed below are not subject to performance-based advisory fees. The information below is provided as of December 31, 2009.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Michael Corelli	6	$671.1	0	$0	11	$322.9

Conflicts of Interests. Like other investment professionals with multiple clients, a portfolio manager for the Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some conflicts faced by investment professionals at most major financial firms.

Allianz Global Investors Capital has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When Allianz Global Investors Capital considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, Allianz Global Investors Capital’s trading desk may, to the extent permitted by

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applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Allianz Global Investors Capital considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. Allianz Global Investors Capital attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one investment adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Allianz Global Investors Capital has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. Allianz Global Investors Capital maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

The Fund’s portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide Allianz Global Investors Capital with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, Allianz Global Investors Capital has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Allianz Global Investors Capital allocates the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund.

The Fund’s portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, the Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The Allianz Global Investors Capital’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to the Allianz Global Investors Capital’s Code of Ethics,

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which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Fund.

OppenheimerFunds, Inc. (“Oppenheimer”): Investment Sub-Adviser to the Large Cap Value Fund (the “Fund”).

Compensation. Oppenheimer compensates the Fund’s portfolio managers. Under Oppenheimer’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio managers and analysts’ interests with the success of the funds and accounts and their shareholders. The portfolio manager’s compensation consists of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of Oppenheimer’s holding company parent. Senior portfolio managers may also be eligible to participate in Oppenheimer’s deferred compensation plan. To help Oppenheimer attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of Oppenheimer and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The Lipper benchmark with respect to the Fund is Lipper—Large Cap Value Funds. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The portfolio manager’s compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the portfolio manager. The compensation structure of the other funds and accounts managed by the portfolio managers are the same as the compensation structure of the Fund, described above.

Fund Shares Owned by Portfolio Manager. The portfolio managers did not beneficially own any shares of the Fund as of December 31, 2009.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The accounts listed below are not subject to performance-based advisory fees. The information below is provided as of December 31, 2009.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Mitch Williams	8	$5,295	0	$0	1	$179
John Damian	12	$8,218	0	$0	1	$127

Conflicts of Interests. As of December 31, 2009, and as indicated above, the portfolio managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment strategies of the other funds or accounts are the same as, or different from, the Fund’s investment objectives and strategies. For example, the portfolio manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the portfolio managers have the same management fee. If the management fee structure of another fund or account is more advantageous to the portfolio manager than the fee structure of the Fund, the portfolio manager could have an incentive to favor the other fund or account. However, the sub-adviser’s compliance procedures and Code of Ethics recognize the portfolio manager’s fiduciary obligations to treat all of his clients, including the Fund, fairly and equitably, and are designed to preclude the portfolio manager from favoring one client over another. It is possible, of course,

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that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, the Fund’s portfolio managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the Fund.

Administrative and Corporate Services

Penn Mutual provides administrative and corporate services to Penn Series and receives a fee from Penn Series for those services equal to the annual rate of 0.15% of each Fund's average daily net assets. The administrative and corporate services include: (a) maintenance of records pertaining to Penn Series’ affairs, except those that are required to be maintained by Penn Series’ investment adviser or sub-adviser, accounting services agent, custodian, or transfer agent; (b) preparation of certain filings, reports and proxy statements required by the federal securities laws; (c) preparation of Penn Series’ federal and state tax returns and any other filings required for tax purposes other than those required to be made by Penn Series' custodian, transfer agent, accounting services agent, or investment adviser; (d) such services as Penn Series' Board of Directors may require in connection with its oversight of Penn Series’ investment adviser or sub-adviser, accounting services agent, custodian, or transfer agent, including the periodic collection and presentation of data concerning the investment performance of Penn Series’ various investment portfolios; (e) the organization of all meetings of Penn Series’ Board of Directors; (f) the organization of all meetings of Penn Series’ shareholders; (g) the collection and presentation of any financial or other data required by Penn Series’ Board of Directors, accountants, or counsel; (h) the preparation and negotiation of any amendments to, or substitutes for, the present agreements with Penn Series' investment adviser or sub-adviser, accounting services agent, custodian, or transfer agent; and (i) various shareholder services functions, including: maintaining accounts; processing purchase, exchange, redemption, and systematic allocation requests; processing disbursements related to loans, withdrawals, surrenders, or claims; forwarding shareholder communications from the Funds; providing recordkeeping services; and maintaining toll free telephone lines. Penn Mutual also bears certain expenses in connection with the services it renders as administrative and corporate services agent, including all rent and other expense involved in the provision of office space for Penn Series and in connection with Penn Mutual’s performance of its services as administrative and corporate services agent.

For fiscal years 2009, 2008, and 2007, the administrative fees waived and the administrative fees paid to Penn Mutual pursuant to the terms of the administrative and corporate service agreement by each of the Funds were as follows:

	Administrative Fees Waived			Administrative Fees Paid
Fund	2009	2008	2007	2009	2008	2007
Money Market Fund	$3,272	N/A	N/A	$319,047	$240,548	$135,018
Limited Maturity Bond Fund	N/A	N/A	N/A	$136,269	$101,764	$75,806
Quality Bond Fund	N/A	N/A	N/A	$393,907	$311,790	$259,000
High Yield Bond Fund	N/A	N/A	N/A	$118,967	$113,488	$134,983
Flexibly Managed Fund	N/A	N/A	N/A	$1,604,852	$1,877,988	$2,146,332
Balanced Fund*	$39,583	N/A	N/A	$82,209	$32,959	N/A
Large Growth Stock Fund	N/A	N/A	N/A	$171,050	$190,616	$219,409
Large Cap Growth Fund	$26,974	N/A	N/A	$33,955	$35,879	$45,438
Large Core Growth Fund*	N/A	N/A	N/A	$163,136	$61,554	N/A
Large Cap Value Fund	N/A	N/A	N/A	$180,080	$248,131	$347,970
Large Core Value Fund*	N/A	N/A	N/A	$188,064	$66,319	N/A
Index 500 Fund	$52,489	$43,804	N/A	$316,681	$337,456	$387,042
Mid Cap Growth Fund	$8,638	$14,725	$433	$100,762	$133,105	$148,374
Mid Cap Value Fund	N/A	N/A	N/A	$108,128	$144,068	$197,167
Mid Core Value Fund	N/A	N/A	N/A	$49,642	$60,235	$71,180
SMID Cap Growth Fund*	N/A	N/A	N/A	$16,976	$2,194	N/A
SMID Cap Value Fund*	N/A	N/A	N/A	$17,550	$2,286	N/A
Small Cap Growth Fund	N/A	N/A	N/A	$92,305	$105,701	$155,221

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	Administrative Fees Waived			Administrative Fees Paid
Fund	2009	2008	2007	2009	2008	2007
Small Cap Value Fund	N/A	N/A	N/A	$170,042	$216,416	$279,020
Small Cap Index Fund*	N/A	N/A	N/A	$19,840	$4,404	N/A
Developed International Index Fund*	N/A	N/A	N/A	$33,164	$5,023	N/A
International Equity Fund	N/A	N/A	N/A	$336,737	$455,858	$503,591
Emerging Markets Equity Fund*	N/A	N/A	N/A	$110,334	$32,466	N/A
REIT Fund	N/A	N/A	N/A	$56,346	$69,447	$104,641
Aggressive Allocation Fund*	N/A	N/A	N/A	$11,321	$326	N/A
Moderately Aggressive Allocation Fund*	N/A	N/A	N/A	$51,829	$2,107	N/A
Moderate Allocation Fund*	N/A	N/A	N/A	$77,451	$2,926	N/A
Moderately Conservative Allocation Fund*	N/A	N/A	N/A	$37,892	$2,774	N/A
Conservative Allocation Fund*	N/A	N/A	N/A	$27,898	$2,602	N/A

*	Commencement of operations was August 25, 2008.

Accounting Services

PNC Global Investment Servicing Inc. (“PNC”) serves as the accounting services agent to Penn Series. PNC provides certain accounting and related services to Penn Series, including: (a) the maintenance for each Fund's daily trial balance, general ledger, subsidiary records, capital stock accounts (other than those maintained by the transfer agent for Penn Series), investment ledger and all other books, accounts and other documents which Penn Series is required to maintain and keep current pursuant to Rule 31a-1(a) and (b) under the 1940 Act (other than those documents listed in subparagraph (4) of Rule 31a-1(b)); (b) the daily valuation of the securities held by, and the net asset value per share of, each Fund; (c) the preparation of such financial information as may reasonably be necessary for reports to shareholders, the Board of Directors and officers, the Securities and Exchange Commission and other federal and state regulatory agencies; and (d) the maintenance of all records for each Fund that may reasonably be required in connection with the audits of such Fund. The fee for the accounting services is based on a predetermined percentage of daily average net assets of each Fund.

For fiscal years 2009, 2008, and 2007, the accounting fees paid by each of the Funds were as follows:

Fund	2009	2008	2007
Money Market Fund	$126,349	$100,161	$62,945
Limited Maturity Bond Fund	$63,307	$47,490	$35,376
Quality Bond Fund	$150,654	$123,930	$106,333
High Yield Bond Fund	$55,488	$52,961	$62,992
Flexibly Managed Fund	$353,980	$390,398	$426,177
Balanced Fund*	$9,923	$603	N/A
Large Growth Stock Fund	$76,490	$83,001	$93,137
Large Cap Growth Fund	$27,499	$27,501	$27,499
Large Core Growth Fund*	$74,097	$27,428	N/A
Large Cap Value Fund	$79,854	$102,673	$135,990
Large Core Value Fund*	$82,617	$29,150	N/A
Index 500 Fund	$125,560	$132,485	$149,014
Mid Cap Growth Fund	$47,022	$61,763	$67,494
Mid Cap Value Fund	$50,459	$65,863	$85,722
Mid Core Value Fund	$27,500	$30,012	$33,218
SMID Cap Growth Fund*	$22,738	$1,382	N/A
SMID Cap Value Fund*	$22,738	$1,382	N/A
Small Cap Growth Fund	$43,083	$49,363	$71,670
Small Cap Value Fund	$76,387	$92,086	$113,007
Small Cap Index Fund*	$22,738	$1,382	N/A

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Fund	2009	2008	2007
Developed International Index Fund*	$39,690	$2,413	N/A
International Equity Fund	$154,695	$202,343	$221,437
Emerging Markets Equity Fund*	$58,821	$17,315	N/A
REIT Fund	$29,493	$34,008	$48,833
Aggressive Allocation Fund*	$9,923	$603	N/A
Moderately Aggressive Allocation Fund*	$9,923	$603	N/A
Moderate Allocation Fund*	$9,923	$603	N/A
Moderately Conservative Allocation Fund*	$9,923	$603	N/A
Conservative Allocation Fund*	$9,923	$603	N/A

*	Commencement of operations was August 25, 2008.

Limitation on Fund Expenses

See “EXPENSES AND LIMITATIONS” in the Prospectus for information on limitations on expenses of the Funds.

Portfolio Transactions

Decisions with respect to the purchase and sale of portfolio securities on behalf of each Fund are made by the respective investment adviser or sub-adviser of that Fund. Each Fund's adviser or sub-adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Most purchases and sales of portfolio debt securities are transacted with the issuer or with a primary market maker acting as principal for the securities on a net basis, with no brokerage commission being paid by a Fund. Transactions placed through dealers serving as primary market makers reflect the spread between the bid and the asked prices. Occasionally, a Fund may make purchases of underwritten debt issues at prices which include underwriting fees.

With respect to the Flexibly Managed, Large Growth Stock, Large Cap Value, Large Cap Growth, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Growth and International Equity Funds, at the request of Penn Series the investment sub-adviser has agreed to place a portion of the Fund's portfolio transactions with a broker-dealer who has agreed to refund commissions credits directly back to the Fund or alternatively pay designated Fund expenses. The arrangement is intended to benefit investors by reducing Fund expenses borne by investors. Portfolio transactions will not be placed with the broker-dealer selected by Penn Series unless the purchase or sale transaction initiated by the investment adviser or sub-adviser is consistent with its obligation to seek best execution and is based on its normal negotiated commission schedule.

In purchasing and selling portfolio securities, the policies of the investment advisers and sub-adviser are to seek quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute a Fund's portfolio transactions, the investment advisers and sub-advisers will consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services they provide to the adviser, sub-adviser or the Fund.

Any of the investment advisers or sub-advisers may effect principal transactions on behalf of a Fund with a broker-dealer who furnishes brokerage and/or research services, designate any such broker-dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. Additionally, purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal or agent. A Fund does not usually pay brokerage commissions for these purchases and sales, although the price of the securities generally includes compensation which is not disclosed separately. The prices the Fund pays to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

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The investment advisers and sub-advisers may receive a wide range of research services from broker-dealers, including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analyses. Research services are received primarily in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, and government representatives, and access to various computer-generated data. Research services received from broker-dealers are supplemental to each investment adviser's and sub-adviser's own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

With regard to payment of brokerage commissions, the investment advisers and sub-advisers have adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, as amended, which permit investment advisers to cause a fund or portfolio to pay a commission in excess of the rate another broker or dealer would have charged for the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination to pay commissions may be made in terms of either the particular transaction involved or the overall responsibilities of the adviser or sub-adviser with respect to the accounts over which it exercises investment discretion. In some cases, research services are generated by third parties, but are provided to the advisers and sub-advisers by or through brokers and dealers. The advisers and sub-advisers may receive research service in connection with selling concessions and designations in fixed price offerings in which the Fund participates.

In allocating brokerage business the advisers and sub-advisers annually assess the contribution of the brokerage and research services provided by broker-dealers, and allocate a portion of the brokerage business of their clients on the basis of these assessments. The advisers and sub-advisers seek to evaluate the brokerage and research services they receive from broker-dealers and make judgements as to the level of business which would recognize such services. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations, but can (and often does) exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services. The advisers and sub-advisers cannot readily determine the extent to which net prices or commission rates charged by broker-dealers reflect the value of their research services. However, commission rates are periodically reviewed to determine whether they are reasonable in relation to the services provided. In some instances, the advisers and sub-advisers receive research services they might otherwise have had to perform for themselves. The advisers and sub-advisers may use research services furnished by broker-dealers in servicing all of their investment advisory accounts, including the Funds, and accordingly, not all such services may necessarily be used by the advisers and sub-advisers in connection with the Funds.

The following table shows the amount of brokerage commissions paid by each Fund listed. In addition, the table shows the total amount of transactions allocated and commissions paid to brokers who provided research services.

	Total Brokerage Commissions Paid ($)**			Total Amount of Transactions Allocated to Brokers who Provided Research Services ($)		Total Amount of Commissions Paid to Brokers Who Provided Research Services ($)
	2009	2008	2007	2009	2008	2009	2008
Money Market Fund	0	0	0	N/A	N/A	N/A	N/A
Limited Maturity Bond Fund	0	0	0	N/A	N/A	N/A	N/A
Quality Bond Fund	0	0	0	N/A	N/A	N/A	N/A
Large Cap Value Fund	293,357	400,395	185,917	N/A	N/A	N/A	N/A
Small Cap Growth Fund	351,466	415,702	296,754	28,780,943	47,236	55,271	75,059

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	Total Brokerage Commissions Paid**			Total Amount of Transactions Allocated to Brokers who Provided Research Services		Total Amount of Commissions Paid to Brokers Who Provided Research Services
	2009	2008	2007	2009	2008	2009	2008
Small Cap Value Fund	341,016	313,041	526,857	76,302,732	N/A	169,406	N/A
REIT Fund	176,473	91,817	100,862	36,349,545	23,843,702	59,048	23,740
Mid Core Value Fund	80,173	415,702	296,754	N/A	N/A	N/A	N/A
Mid Cap Value Fund	106,099	160,162	241,997	11,549,070	16,435,559	24,360	24,576
Flexibly Managed Fund	2,756,275	2,480,106	1,281,089	N/A	N/A	N/A	N/A
Large Growth Stock Fund	151,420	107,246	140,132	N/A	N/A	N/A	N/A
High Yield Bond Fund	664,561	210,581	437,252	N/A	N/A	N/A	N/A
Mid Cap Growth Fund	165,152	227,451	174,203	31,604,309	45,378,239	30,440	30,825
Large Cap Growth Fund	55,829	83,030	38,186	9,296,146	63,789,043	6,971	26,964
International Equity Fund	374,953	924,587	925,494	48,704,386	98,391,272	69,976	101,134
Large Core Growth Fund*	424,519	56,547	N/A	164,162	83,225,010	344	54,314
SMID Cap Growth Fund*	51,974	3,158	N/A	N/A	1,269,743	N/A	2,973
Large Core Value Fund*	122,009	126,496	N/A	N/A	N/A	N/A	N/A
SMID Cap Value Fund*	22,110	4,088	N/A	9,259,829	969,362	13,045	786
Emerging Markets Equity Fund*	196,024	106,571	N/A	N/A	N/A	N/A	N/A
Small Cap Index Fund*	13,155	2,030	N/A	N/A	N/A	N/A	N/A
Developed International Index Fund	25,805	6,796	N/A	N/A	N/A	N/A	N/A
Index 500 Fund	7,307	25,294	6,737	N/A	N/A	N/A	N/A

*	Commencement of operations was August 25, 2008
**	Including the discounts received by securities dealers in connection with underwritings, if any.

The following table shows the total amount of brokerage commission paid to an affiliate of the Funds. In addition, the table shows the amount of brokerage commissions paid to affiliates of the Funds as a percentage of the dollar amount of brokerage commissions and as a percentage of the dollar amount of total brokerage transactions.

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	Percent of Total Brokerage Commissions Paid to an Affiliate	Commissions Paid to Affiliates as a Percent of Dollar Amount of Total Brokerage Transactions	Total Brokerage Commissions Paid to an Affiliate ($)
	2009	2009	2009	2008	2007
Small Cap Value Fund	N/A	N/A	N/A	3,456	3,037
Mid Cap Value Fund	N/A	N/A	N/A	7,249	18,631
Flexibly Managed Fund	0.06%	0.011%	1,708	2,961	10,550
Large Growth Stock Fund	N/A	N/A	N/A	83	144
Large Core Value Fund*	0.04%	0.02%	59	N/A	N/A
Emerging Markets Equity Fund*	2.4%	2.0%	4,699	1,074	N/A

*	Commencement of operations was August 25, 2008

For the period between August 25, 2008 (the Funds’ inception date) and December 31, 2008 and the fiscal year ended December 31, 2009, the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative and Conservative Allocation Funds did not pay any brokerage commissions, including discounts received by securities dealers in connection with underwritings.

Some of the investment adviser’s and sub-adviser’s other clients have investment objectives and programs similar to those of the Funds. An investment adviser or sub-adviser may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with a Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is each of the investment adviser’s and sub-adviser’s policy not to favor one client over another in making recommendations or in placing orders. If two or more of an investment adviser’s or sub-adviser’s clients are purchasing a given security at the same time from the same broker-dealer, the investment adviser or sub-adviser will average the price of the transactions and allocate the average among the clients participating in the transaction.

Portfolio Turnover

For reporting purposes, a Fund’s portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less (“short-term securities”) are excluded.

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A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year. Typically, funds with high turnover (such as 100% or more) tend to generate higher transaction costs, such as brokerage commissions, which may lower fund performance. A fund's portfolio turnover rate is in the financial highlights table in its Prospectus.

With respect to the Limited Maturity and Quality Bond Funds, the portfolio turnover ratio was higher in 2008 than 2009 due to the management team looking for inefficiencies in the market during 2008, and the sale of securities when they felt they were fully priced.

With respect to the Large Cap Growth and Large Cap Value Funds, the portfolio turnover ratio was higher in 2008 than 2009 due to the change in sub-advisers that occurred during 2008 and the resulting repositioning of each Fund’s portfolio.

With respect to the International Equity Fund, the portfolio turnover ratio was higher in 2008 than 2009 due to the higher volatility in the markets in 2008 and the increase in the frequency in which the Fund’s portfolio was rebalanced in 2008.

With respect to the REIT Fund, the portfolio turnover ratio was higher in 2009 than 2008 due to the dramatic increase in market volatility in the REIT sector.

Directors and Officers

The business and affairs of Penn Series, which include all twenty nine portfolios, are managed under the direction of its Board of Directors. The Board of Directors currently has five members. Four of the members are not “interested persons” of Penn Series as defined in the Investment Company Act of 1940, as amended. One of the members is an employee of Penn Mutual and is, therefore, an “interested person.” The address for each Penn Series Director and Officer is c/o The Penn Mutual Life Insurance Company, 600 Dresher Road, Horsham, PA 19044.

Directors Who Are Not Interested Persons of Penn Series

Name and Year of Birth	Position with Penn Series	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds Overseen by Director	Other Directorships Held by Director During Past 5 Years
Eugene Bay (born 1937)	Director	No set term; served since 1993.	President, Colgate Rochester Crozer Divinity School; Trustee, College of Wooster; Pastor Emeritus, Bryn Mawr Presbyterian Church, Bryn Mawr, PA (1987 – October 2004).	29	N/A
David B. Pudlin (born 1949)	Director	No set term; served since 2009.	Attorney, Hangley Aronchick Segal & Pudlin (law firm)	29	N/A
Charles E. Mather III (born 1934)	Director	No set term; served since 2002.	Insurance Broker/Consultant, Mather & Co., a division of Bollinger Inc.; Insurance Broker, Mather & Co. (1960 – Nov. 2006).	29	Director, The Finance Company of Pennsylvania (investment company)
M. Donald Wright (born 1935)	Director	No set term; served since 1988.	Accountant, Wright Consultants, Bryn Mawr, PA (financial planning and consulting).	29	N/A

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Directors Who Are Interested Persons of Penn Series

Name and Year of Birth	Position with Penn Series	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds Overseen by Director	Other Directorships Held by Director During Past 5 Years
Robert E. Chappell (born 1944)	Director	No set term; served since 1998.	Chairman of the Board (since 1997), Chief Executive Officer (since 1994) and President (2008 – 2010), The Penn Mutual Life Insurance Company.	29	Director, Quaker Chemical Corporation

Officers of Penn Series

Name and Year of Birth	Position with Penn Series	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Peter M. Sherman (born 1952)	President	No set term; served since 2000.	Chairman and President of Independence Capital Management Inc.; Executive Vice President and Chief Investment Officer, The Penn Mutual Life Insurance Company (since 1998).
Kathleen P. Vandy (born 1960)	Secretary	No set term; served since 2008.	Corporate Counsel, The Penn Mutual Life Insurance Company (1999 to present); Secretary of Independence Capital Management Inc. (since May 2008)
Salvatore R. Faia (born 1962)	Chief Compliance Officer	No set term; served since 2009.	President, Vigilant Compliance Services
Robert Dellacroce (born 1963)	Treasurer	No set term; served since 2009.	Treasurer, The Penn Mutual Life Insurance Company (since 2009); Treasurer, Independence Capital Management, Inc. (since 2009); Unit Leader, SEI Investments Operations (15 years)
John Heiple (born 1973)	Assistant Treasurer	No set term; served since 2004.	Supervisor, Variable Products Financial Reporting (since 2003), The Penn Mutual Life Insurance Company.
Patricia M. Chiarlanza (born 1965)	Assistant Treasurer	No set term; served since 2001.	Treasurer of Independence Capital Management, Inc. (since 2008); Assistant Treasurer, The Penn Mutual Life Insurance Company (since May 2001), Intermediate/Senior Supervisor/Manager (May 1991 – present) The Penn Mutual Life Insurance Company.

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Mr. Pudlin’s wife is an executive officer of PNC Financial Services Group, Inc. (“PNC”). PNC is the parent company of PNC Global Investment Servicing Inc. (“PNC Global”), the Company’s accounting agent, and PFPC Trust Company (“PFPC”), the Company’s custodian. For fiscal years 2008 and 2009, the fees paid by the Company to PNC Global were $2,791,296 and $2,697,517, respectively. For fiscal years 2008 and 2009, the custodial fees paid by the Company to PFPC were $1,221,926 and $1,732,840, respectively.

Standing Committees of Board of Directors

The Board of Directors has an Executive Committee currently consisting of Messrs. Chappell, Mather, and Pudlin. Subject to limits under applicable law, during intervals between meetings of the Board, the Committee may exercise the powers of the Board. The Executive Committee did not meet during the Company's last fiscal year and did not exercise any power of the Board.

The Board of Directors has an Audit Committee currently consisting of Messrs. Wright, Pudlin and Mather. The Audit Committee is charged with exercising vigilant and informed oversight of Penn Series' financial reporting process, including internal controls, and reporting its findings to the Board. The Audit Committee held 4 meetings during the Company's last fiscal year.

The Board of Directors has a Nominating Committee currently consisting of Messrs. Wright, Pudlin and Bay. The principal responsibility of the Nominating Committee is to consider the qualifications of and to nominate qualified individuals to stand for election to the Board. The Nominating Committee would consider nominees recommended by shareholders, if such nominations were submitted in writing and addressed to the Nominating Committee at the Company’s office in conjunction with a shareholder meeting to consider the election of Directors. The Nominating Committee meets periodically, as necessary, and did not meet during the Company’s last fiscal year.

Board Responsibilities. The management and affairs of the Company and each of its portfolios (the “Funds”) are supervised by the Directors under the laws of the State of Maryland. The Board of Directors is responsible for overseeing the Company and each of its Funds. The Board has approved contracts under which certain companies provide essential management services to the Funds.

Like most mutual funds, the day-to-day business of the Company, including the management of risk, is performed by third party service providers, such as the adviser, sub-advisers, and administrator. The Directors are responsible for overseeing the Company’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Company. Under the overall supervision of the Board and the Audit Committee, the Company or the service providers to the Company employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Company’s business (e.g., the adviser and sub-advisers are responsible for the day-to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that business.

The Directors’ role in risk oversight begins before the inception of a Fund, at which time the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the adviser and sub-adviser provide the Board with an overview of, among other things, their investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function with respect to a Fund by monitoring risks identified during regular and special reports made to the Board, as well as regular and special reports made to the Audit Committee. In addition to monitoring such risks, the Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

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The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the adviser and the sub-advisers and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreements with the adviser and sub-advisers, the Board meets with the adviser and sub-advisers to review such services. Among other things, the Board regularly considers the adviser’s and sub-adviser’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s investments.

The Board meets regularly with the Company’s Chief Compliance Officer to review and discuss compliance issues and risk assessments. At least annually, the Company’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Company’s policies and procedures and those of its service providers, including the adviser, sub-advisers and administrator. The report addresses the operation of the policies and procedures of the Company and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Company’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Company’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Company’s financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Company’s internal controls. Additionally, in connection with its oversight function, the Board oversees Company management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Company in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods, and the Company’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of the Company’s financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Company and the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. Most of the Company’s investment management and business affairs are carried out by or through the Company’s adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Board Leadership Structure. The Chairman of the Board, Robert E. Chappell, is an interested person of the Company as that term is defined in the 1940 Act. The Company does not have a single lead independent Director. The Company has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Company. The Company made this determination in consideration of, among other things, the fact that the Directors who are not interested persons of the Company (i.e., “independent Directors”) constitute a super-majority (80%) of the Board, the fact that the chairpersons of the Audit and Nominating

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Committees of the Board are independent Directors, the amount of assets under management in the Company, and the number of Funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Directors from Company management.

Individual Director Qualifications. The Company has concluded that each of the Directors should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Company’s shareholders. The Company has concluded that each of the Directors should serve as a Director based on their own experience, qualifications, attributes and skills as described below.

The Company has concluded that Mr. Chappell should serve as Director because of the experience he has gained in his roles as the Chairman of the Board and Chief Executive Officer of The Penn Mutual Life Insurance Company, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a Director of the Company since 1998.

The Company has concluded that Mr. Wright should serve as Director because of the experience he has gained as founder of a financial planning and consulting firm, his experience in and knowledge of public company accounting and auditing, and the experience he has gained serving as a Director of the Company since 1998 and serving as Chair of the Company’s Audit Committee.

The Company has concluded that Dr. Bay should serve as Director because of the experience he has gained in his role as the President of an ecumenical seminary and as a pastor, the experience he has gained in serving as a director of a non-profit foundation, and the experience he has gained serving as Director of the Company since 1993 and serving as Chair of the Company’s Nominating Committee.

The Company has concluded that Mr. Mather should serve as Director because of the experience he has gained as the President and Chief Executive Officer of an insurance brokerage and consulting firm, his experience serving as the President and Chairman of the Board of Directors of another registered investment company, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a Director of the Company since 2002.

The Company has concluded that Mr. Pudlin should serve as Director because of the experience he has gained in his roles as a shareholder and the President and Chief Executive Officer of a large law firm, his experience with and knowledge of public companies and the financial services industry, and the experience he has gained serving as a Director of the Company since 2009.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. Moreover, references to the qualifications, attributes and skills of Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Beneficial Ownership of Equity Securities of Penn Series Funds

The following table provides information on beneficial ownership of shares of funds of the Company by members of the Board of Directors (by virtue of their owning or having an interest in variable annuity contracts or variable life insurance policies issued by Penn Mutual and its subsidiary, The Penn Insurance and Annuity Company). This information is provided as of December 31, 2009.

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Name of Director	Dollar Range of Fund Shares (Fund)	Aggregate Dollar Range of All Fund Shares
Independent Directors
Eugene Bay	None	None
David B. Pudlin	None	None
Charles E. Mather III	None	None
M. Donald Wright	None	None
Interested Director
Robert E. Chappell

Flexibly Managed Fund: Over $100,000

Mid Cap Value Fund: $50,001-$100,000

Small Cap Value Fund: $10,001-$50,000

International Equity Fund: $50,001-$100,000

Emerging Markets Equity Fund: $10,001-$50,000

Over $100,000

Compensation of Directors and Chief Compliance Officer for Fiscal Year Ended December 31, 2009

Name and Position	Aggregate Compensation from Penn Series	Pension or Retirement Benefits Accrued as Part of fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Penn Series
Eugene Bay Director	$38,000	None	None	$38,000
David B. Pudlin Director	$44,000	None	None	$44,000
Charles E. Mather III Director	$42,000	None	None	$42,000
M. Donald Wright Director	$48,000	None	None	$48,000
Salvatore R. Faia Chief Compliance Officer	$8,200	None	None	$8,200

Interested Directors and Officers, except for the Company’s Chief Compliance Officer, of Penn Series receive no compensation from Penn Series for their services.

Code of Ethics

Rule 17j-1 under the 1940 Act governs personal securities activities of directors, officers and employees (“access persons”) of investment companies, its investment advisers and/or sub-advisers. Under Rule 17j-1, Penn Series, ICMI and each sub-adviser are required to adopt Codes of Ethics in order to ensure that the interests of shareholders are placed ahead of personal interests. In compliance with Rule 17j-1, Penn Series' Code of Ethics is designed to prevent unlawful practices in connection with the purchase and sale of securities by access persons. Access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes and are prohibited from engaging in transactions during certain periods of time. In addition, certain access persons are required to obtain approval before investing in private placements and are not permitted to purchase securities in initial public offerings.

Copies of the current Codes of Ethics for Penn Series, ICMI and each sub-adviser are on file with the SEC.

Proxy Voting Policy

The Board of Directors has delegated proxy voting responsibilities with respect to securities held by each Fund to such Fund's investment adviser/sub-adviser, subject to the Board's general oversight. Each investment adviser/sub-adviser has adopted its own proxy voting policies and procedures for this purpose (the “Procedures”),

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which are attached to this Statement of Additional Information as Appendix A. The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

Variable annuity contract and variable life insurance policy owners that participate in the investment results of the Funds may obtain the voting record of a Fund for the most recent twelve-month period ended June 30, free of charge by visiting the website of The Penn Mutual Life Insurance Company at www.pennmutual.com, clicking on the Investment Options and Performance Tab at the top of the page and, under Related Information, clicking on the Penn Series Proxy Voting tab and you will be directed to each Fund’s proxy voting record. The voting record will be made available on the website of The Penn Mutual Life Insurance Company as soon as reasonably practicable after the information is filed by the Company with the SEC on SEC Form N-PX. The voting record will also be available on the website of the U. S. Securities and Exchange Commission (“SEC”) at www.sec.gov.

Net Asset Value of Shares

The following information supplements the information on net asset value of shares set forth in “Account Policies” in the Prospectus.

The purchase and redemption price of each Fund’s shares is equal to that Fund’s net asset value per share. Each Fund determines its net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of each Fund is calculated every day the New York Stock Exchange (“Exchange”) is open for trading. The Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. In valuing underlying fund investments, the Funds use the net asset values reported by the underlying funds.

Debt securities held in the Funds may be valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of the pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Securities for which market quotations are not readily available or they are determined to be unreliable are valued at fair value under procedures approved by the Board of Directors.

The Money Market Fund uses the amortized cost method of valuation. Under the amortized cost method of valuing portfolio securities, the security is valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity of the security is assumed. The value of the security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method is believed to provide certainty in portfolio valuation, it may result in periods during which values are higher or lower than the amount the Money Market Fund would receive if the security was sold.

In accordance with Rule 2a-7 under the Investment Company Act of 1940, the Penn Series Board of Directors has established procedures reasonably designed, taking into account current conditions and the Money Market Fund’s objectives, to stabilize the net asset value per share of the Fund, as computed for purposes of distribution and

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redemption, at $1.00. Penn Series will maintain a dollar weighted average portfolio maturity in the Money Market Fund appropriate to the objective of maintaining a stable net asset value per share, and to that end the Fund will neither purchase any instrument with a remaining maturity of more than 397 days (effective May 28, 2010, 45 days with respect to second tier securities) nor maintain a dollar weighted average portfolio maturity which exceeds 90 days (effective June 30, 2010, this limit will be reduced to 60 days), each as calculated in accordance with Rule 2a-7. The Board of Directors will review, at such intervals as it determines appropriate, the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from the $1.00 per share. In the event such deviation exceeds  1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from the Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to prospective or existing shareholders or contract holders, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include redeeming shares in kind; selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Fund; reducing or withholding dividends; utilizing a net asset value per share as determined by using available market quotations; or reducing the number of shares outstanding by requesting shareholders to contribute to capital shares of the Money Market Fund.

Ownership of Shares

The outstanding shares of each of the Funds of Penn Series are owned by Penn Mutual and its subsidiary, PIA and are held in their Separate Accounts pursuant to variable annuity contracts and variable life insurance policies.

On March 31, 2009, the outstanding shares of Penn Series were owned as follows:*

Fund	Percentage of Outstanding Shares Owned by Penn Mutual and Held in Separate Accounts Pursuant to Variable Life Insurance Contracts	Percentage of Outstanding Shares Owned by Penn Mutual and Held in a Separate Account Pursuant to Variable Annuity Contracts	Percentage of Outstanding Shares Owned by Penn Insurance and Annuity and Held in a Separate Account Pursuant to Variable Annuity Contracts	Percentage of Outstanding Shares Owned by Penn Mutual and Held in General Accounts
Money Market Fund	25.6%	72.3%	2.1%	0.0%
Limited Maturity Bond Fund	13.4%	85.7%	0.9%	0.0%
Quality Bond Fund	15.5%	83.3%	1.2%	0.0%
High Yield Bond Fund	21.4%	76.2%	2.4%	0.0%
Flexibly Managed Fund	15.6%	82.0%	2.4%	0.0%
Balanced Fund	34.4%	62.1%	3.5%	0.0%
Large Growth Stock Fund	20.3%	78.5%	1.2%	0.0%
Large Cap Growth Fund	26.4%	72.9%	0.7%	0.0%
Large Core Growth Fund	42.6%	52.9%	4.5%	0.0%
Large Cap Value Fund	31.0%	65.1%	3.9%	0.0%
Large Core Value Fund	25.8%	70.6%	3.6%	0.0%
Index 500 Fund	39.2%	59.3%	1.5%	0.0%
Mid Cap Growth Fund	30.4%	68.3%	1.3%	0.0%
Mid Cap Value Fund	31.0%	66.6%	2.4%	0.0%
Mid Core Value Fund	18.5%	80.9%	0.6%	0.0%
SMID Cap Growth Fund	7.5%	92.3%	0.2%	0.0%
SMID Cap Value Fund	7.4%	92.6%	0.0%	0.0%
Small Cap Growth Fund	35.4%	62.3%	2.3%	0.0%
Small Cap Value Fund	31.4%	66.2%	2.4%	0.0%
Small Cap Index Fund	2.0%	48.3%	0.0%	49.7%
Developed International Index Fund	3.6%	62.0%	0.0%	34.4%

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Fund	Percentage of Outstanding Shares Owned by Penn Mutual and Held in Separate Accounts Pursuant to Variable Life Insurance Contracts	Percentage of Outstanding Shares Owned by Penn Mutual and Held in a Separate Account Pursuant to Variable Annuity Contracts	Percentage of Outstanding Shares Owned by Penn Insurance and Annuity and Held in a Separate Account Pursuant to Variable Annuity Contracts	Percentage of Outstanding Shares Owned by Penn Mutual and Held in General Accounts
International Equity Fund	25.7%	72.3%	2.0%	0.0%
Emerging Markets Equity Fund	24.6%	74.2%	1.2%	0.0%
REIT Fund	21.6%	78.0%	0.4%	0.0%
Aggressive Allocation Fund	5.8%	93.1%	0.0%	1.1%
Moderately Aggressive Allocation Fund	6.5%	93.5%	0.0%	0.0%
Moderate Allocation Fund	3.7%	96.1%	0.0%	0.2%
Moderately Conservative Allocation Fund	4.6%	94.3%	1.1%	0.0%
Conservative Allocation Fund	2.8%	97.2%	0.0%	0.0%

*	Unaudited

Tax Status

The following is only a summary of certain federal income and excise tax considerations generally affecting the Funds and their shareholders that are not described in the Funds’ Prospectus. No attempt is made to present a detailed explanation of the tax treatment of Funds or their shareholders and the discussion here and in the Funds’ Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

The following general discussion of certain federal income and excise tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, certain administrative changes, or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund within Penn Series is treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code will be applied to each Fund separately, rather than to Penn Series as a whole.

Shares of the Funds will be purchased by Penn Mutual and PIA for their separate accounts under variable annuity contracts and variable life insurance policies. Under the provisions of the Code currently in effect, net income and realized capital gains that the Funds distribute are not currently taxable to owners of variable annuity or variable life insurance contracts when left to accumulate in the contracts or under a qualified pension or retirement plan. Section 817(h) of the Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be “adequately diversified” in order for the contract to be treated as an annuity or as life insurance for federal income tax purposes. The Treasury Department has issued regulations explaining these diversification requirements. Each Fund intends to comply with such requirements. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners of variable life insurance contracts or variable life insurance policies, please refer to the contract prospectus.

It is the policy of each of the Funds to continue to qualify for and to elect the favorable tax treatment accorded regulated investment companies under Subchapter M of the Code. By following such policy, each of the Funds expects that it will not be subject to Federal income taxes on net investment income and net realized capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.

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In order to continue to qualify as a regulated investment company each Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; and (2) diversify its holdings so that at the end of each quarter of each taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer, the securities of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If a Fund qualifies as a regulated investment company under the Code, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes each year to the shareholders, provided the Fund distributes at least (a) 90% of its net investment income (generally, dividends, taxable interest, and the excess, if any, of net short-term capital gains over net long-term capital losses less certain operating expenses) and (b) 90% of its net tax exempt interest income (the excess of its tax-exempt interest income over certain deductions attributable to that income) (the “Distribution Requirement”).

Although each Fund intends to distribute substantially all of its net investment income and capital gains for any taxable year, a Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If for any taxable year, a Fund does not qualify as a regulated investment company under Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate tax rates, and in such event, may have an effect on the ability of variable separate accounts which invest in such a Fund to meet the diversification tests of Section 817(h) of the Code.

Generally, a regulated investment company must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply to a regulated investment company whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid this excise tax, each Fund intends to qualify for this exemption or to make its distributions in accordance with the calendar year distribution requirement.

A Fund’s transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund’s income. These rules could therefore affect the amount, timing, and character of income earned and in turn, affect the application of the Distribution Requirement to a particular Fund. Further, because a Fund may be required to recognize income without a corresponding receipt of cash, a Fund may be required, in order to satisfy the Distribution Requirement, to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

In general, gains from “foreign currencies” and from foreign currency options, foreign currency futures, and forward foreign exchange contracts (“forward contracts”) relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to a Fund.

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Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund’s net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions.

Each Fund that invests in foreign securities may be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, thus reducing the net amount available for distribution to a Fund's shareholders. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance because the amount of a Fund’s assets to be invested within various countries is not known. The investment yield of any Fund that invests in foreign securities or currencies will be reduced by these foreign taxes. The foreign tax credit, if any, allowable with respect to such foreign taxes will not benefit owners of variable annuity or variable life insurance contracts who allocate investments to such Funds.

With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Rules relating to U.S. state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult with their tax advisers as to the consequences of these and other U.S. state and local tax rules regarding an investment in a Fund.

Voting Rights

Penn Series is an open-end management investment company. Each Fund is “diversified” as defined in the 1940 Act. The shares of the Funds have equal voting rights, except that certain issues will be voted on separately by the shareholders of each Fund. Penn Mutual and PIA own all the outstanding shares of Penn Series, either in their separate accounts registered under the 1940 Act or in their unregistered separate accounts or general accounts. Pursuant to the 1940 Act, however, Penn Mutual and PIA will vote the shares held in registered separate accounts in accordance with voting instructions received from variable contract owners or payees having the right to give such instructions. Fund shares for which contract owners or payees are entitled to give voting instructions, but as to which no voting instructions are received, and shares owned by Penn Mutual and PIA in their general and unregistered separate accounts, will be voted in proportion to the shares for which voting instructions have been received. Under state insurance law and federal regulations, there are certain circumstances under which Penn Mutual and PIA may disregard such voting instructions. If voting instructions are ever so ignored, contract owners will be advised of that action in the next semi-annual report.

Penn Series currently does not intend to hold annual meetings of shareholders unless required to do so under applicable law. The law provides shareholders with the right under certain circumstances to call a meeting of shareholders to consider removal of one or more directors. As required by law, Penn Series will assist in variable contract owner and payee communication on such matters.

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Custodial Services

PFPC Trust Company, 301 Bellevue Parkway, Wilmington, Delaware 19809, is custodian of the assets of the Funds of Penn Series. The custodial services performed by PFPC Trust Company are those customarily performed for registered investment companies by qualified financial institutions. Penn Series has authorized PFPC Trust Company to deposit certain portfolio securities in a central depository system as allowed by federal law.

Independent Registered Public Accounting Firm

KPMG LLP serves as the independent registered public accounting firm of Penn Series. Their offices are located at 1601 Market Street, Philadelphia, PA 19103.

Legal Matters

Morgan, Lewis & Bockius LLP of Philadelphia, Pennsylvania, has provided advice on certain matters relative to the federal securities laws and the offering of shares of Penn Series.

Portfolio Holdings Information

The Board of Directors has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to contract/policy owners and third parties. These policies and procedures recognize the conflict of interest that exists between the Fund’s shareholders, and those of the Advisor and/or any affiliated persons of the Fund. Therefore, except as noted below, the Company does not disclose a Fund's portfolio holdings nor does the Company have any on-going arrangement with any party to make such information available on a selective basis. The Company's Chief Compliance Officer reports as necessary to the Board regarding the implementation of the Company's policies and procedures.

The Board exercises on-going oversight of the disclosure of portfolio holdings by overseeing the implementation and enforcement of the Funds’ policies and procedures by the Company’s Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters.

Only the Company’s Chief Compliance Officer may authorize the disclosure of portfolio holdings information. Upon receipt of a request for portfolio holdings information, the Chief Compliance Officer must determine that (i) disclosure is in the best interests of the Fund and its shareholders and (ii) there is a legitimate business purpose for the disclosure. Any authorized disclosure of portfolio holdings information must be subject to the recipient’s agreement to keep that information confidential and refrain from trading on that information. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided portfolio holdings information.

The Company makes available quarterly on Penn Mutual’s website—www.pennmutal.com—a Quarterly Investment Update (“Quarterly Update”), which includes certain portfolio holdings information for each Fund. The Quarterly Update can be found by clicking on the “Investment Tracker” link on Penn Mutual’s website and then the “Investment Options” link. The Quarterly Update includes each Fund's top ten holdings and, as applicable, information regarding a Fund’s asset and sector allocation, property types, and/or bond quality. The Quarterly Update is made available five weeks after the end of each quarter and is publicly available to all persons. The Quarterly Update generally remains accessible at least until the Company files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current (expected to be at least three months).

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Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31). The Funds disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

In addition, the Company’s service providers, such as ICMI, Wells, Turner, Neuberger Berman, GSAM, T. Rowe Price, Lord Abbett, Heitman, Vontobel, Alliance, Eaton Vance, SSgA FM, MISM, Oppenheimer, Allianz Global Investors Capital LLC, PFPC Trust Company, PNC and Penn Mutual, may receive portfolio holdings information as frequently as daily in connection with their services to the Funds. KPMG LLP, Morgan, Lewis & Bockius LLP, the Company’s financial printer (currently, R.R. Donnelley), the proxy voting service providers used by ICMI and the Company’s sub-advisers as identified in the proxy voting policies included in Appendix A attached hereto and the Company’s pricing information vendors (currently, FT Interactive Data, Standards & Poor’s, J.J. Kenney, and Bridge, L.P.) may receive portfolio holdings information, as necessary, in connection with their services to the Funds. These service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information received whether imposed by the provisions of the service provider's contract with the Company or by the nature of its relationship with the Company.

No compensation or other consideration will be paid to or received by any party, including the Company, its investment advisers and its affiliates or the recipient of portfolio holdings information, in connection with the disclosure of a Fund's portfolio holdings information.

Ratings of Commercial Paper

Moody’s Investor Services, Inc. Commercial Paper Ratings:

PRIME 1

Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Board margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME 2	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME 3	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

103

Standard & Poor's Rating Group Commercial Paper Ratings:

A-1	This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated B are regarded as having significant speculative characteristics for timely payment.

C	This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment.

D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Investors Service, Inc.:

Fitch 1 — Highest grade. Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. Fitch 2—Very good grade. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Ratings of Corporate Debt Securities

The quality of a bond is measured by credit risk—the continuing ability of the issuer to meet interest and principal payments. Issuers who are believed to be good credit risks receive high quality ratings, and those believed to be poor credit risks receive low quality ratings. As a result of the greater credit risk involved, medium and low quality bonds typically offer a higher yield than bonds of high quality.

Moody’s Investors Service, Inc.

AAA	Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than AAA securities.

A	Bonds which are rated A possess many favorable investment attributes and are generally considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

104

Baa	Bonds which are rated Baa are considered medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have the following speculative elements: their future cannot be considered as well-assured; the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future; and uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of the generic rating category.

Standard & Poor’s Ratings Group

AAA	This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA	Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

A	Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB	Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

105

Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition of the taking of a similar action if payments on an obligation are jeopardized.

Financial Statements of Penn Series

The following pages include audited financial statements and financial highlights as of December 31, 2009 for the Funds.

106

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

MONEY MARKET FUND

	Par (000)	Value†
CERTIFICATES OF DEPOSIT — 13.7%
Banks — 13.7%
Allegiance Bank of North America 1.000%, 06/25/10	$250	$250,000
Alliance Bank 0.550%, 04/29/10	245	245,000
Ally Bank 0.900%, 03/24/10	245	245,000
American Trust Bank 1.050%, 06/18/10	250	250,000
Bank of Baroda New York 0.900%, 08/05/10	245	245,000
Bank of Dooly 1.000%, 06/25/10	250	250,000
Bank of Florida 1.200%, 05/28/10	100	99,980
Bank of India 1.050%, 05/26/10	250	249,960
Bank of North Georgia 1.100%, 06/24/10	245	245,000
Bank of the Carolinas Corp. 1.100%, 07/16/10	250	250,000
BankMeridian NA 1.050%, 06/22/10	250	250,000
Beal Bank
0.800%, 03/31/10	245	245,000
0.850%, 06/09/10	250	250,000
Black Mountain Community Bank 0.900%, 06/30/10	250	250,000
BNB Bank NA 1.100%, 06/25/10	250	250,000
Branch Banking & Trust Co. 1.000%, 07/08/10	245	245,000
Capital Bank Corp. 1.100%, 06/10/10	250	250,000
Cascade Bank 1.000%, 07/14/10	250	250,000
Cathay Bank 1.100%, 06/10/10	250	250,000
CIT Bank 1.150%, 05/28/10	250	250,100
Citizens Independent Bank 0.850%, 08/06/10	250	250,000
Citizens State Bank 0.900%, 08/04/10	250	250,000
Coastal B&T of Florida 1.000%, 07/08/10	245	245,000
Cole Taylor Bank 1.000%, 07/15/10	245	245,000
Columbus Bank & Trust Co. 1.050%, 06/15/10	245	245,000
Commercial Bank 1.050%, 06/04/10	250	250,000
Community Bank & Trust 1.000%, 06/01/10	250	250,000
Community Bank of Florida, Inc. 1.000%, 05/20/10	100	99,962

	Par (000)	Value†

Banks — (continued)
Community Bankers’ Bank 0.700%, 11/05/10	$250	$250,000
Community South Bank 0.450%, 04/13/10	250	250,000
Compass Bank 1.100%, 06/10/10	245	245,000
Conestoga Bank 1.100%, 06/24/10	245	245,000
Dallas City Bank 1.100%, 06/30/10	250	250,000
Desert Community Bank 1.100%, 06/11/10	250	250,000
Doral Bank 1.150%, 06/04/10	250	250,000
East-West Bank 1.000%, 06/11/10	245	245,000
Empire National Bank 0.950%, 06/30/10	250	250,000
First Carolina State Bank 0.950%, 07/09/10	250	250,000
First Chicago Bank & Trust 0.900%, 03/11/10	250	250,000
First Missouri State Bank 0.600%, 04/29/10	250	250,000
First Peoples Bank 1.100%, 07/01/10	250	250,000
First State Bank & Trust Co. 1.000%, 07/23/10	245	245,000
FirstBank Puerto Rico 1.100%, 06/11/10	250	250,000
Flagship Community Bank 1.000%, 06/25/10	245	245,000
FSG Bank N.A. 0.850%, 08/06/10	245	245,000
Gateway Bank of Florida 1.050%, 06/04/10	250	250,000
GE Capital Financial, Inc. 1.050%, 05/28/10	250	249,960
GE Money Bank 1.000%, 07/02/10	245	245,000
Grand South Bank 0.950%, 07/09/10	250	250,000
Great Florida Bank 1.100%, 06/11/10	245	245,000
H&R Block Bank 0.400%, 04/07/10	245	245,000
Hanmi Financial Corp. 1.100%, 06/03/10	250	250,000
Heritage Bank 0.950%, 07/02/10	250	250,000
Key West Bank 1.000%, 07/28/10	245	245,000
Lakeside Bank 0.900%, 06/29/10	250	250,000

1

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

MONEY MARKET FUND

	Par (000)	Value†
CERTIFICATES OF DEPOSIT — (continued)
Banks — (continued)
Lakeview Bank 1.000%, 07/15/10	$250	$250,000
Legacy National Bank 1.000%, 06/17/10	250	250,000
Mercantile Bank 1.050%, 06/18/10	245	245,000
Meridian Bank 1.000%, 04/09/10	250	250,000
Merrick Bank 1.100%, 05/27/10	250	250,000
Metro Bank 1.000%, 06/18/10	250	250,000
MidFirst Bank 1.050%, 05/27/10	250	249,960
Midland States Bank 0.700%, 04/27/10	250	250,000
Midwest Bank & Trust Co. 1.150%, 06/07/10	250	250,000
Norstates Bank 1.000%, 05/17/10	250	250,000
North Alabama Bank 1.000%, 06/30/10	250	250,000
North American Savings Bank 1.100%, 06/10/10	245	245,000
Pacific Capital Bank N.A. 0.750%, 05/05/10	245	245,000
Peninsula State Bank 1.000%, 04/23/10	250	250,000
Peoples Bank of Wisconsin 0.900%, 07/07/10	250	250,000
PlainsCapital Bank 1.050%, 06/24/10	245	245,000
Prime Bank Edmond 0.750%, 07/28/10	250	250,000
PrivateBank & Trust Co. 1.150%, 06/03/10	250	250,000
Professional Business Bank 1.050%, 06/29/10	250	250,000
Proficio Bank 0.900%, 05/28/10	250	250,000
Queensborough National Bank & Trust Co. 1.000%, 06/10/10	250	250,000
Rocky Mountain Bank 0.950%, 07/22/10	250	250,000
Sallie Mae Bank 1.150%, 05/28/10	250	250,000
Sea Island Bank 1.000%, 06/24/10	245	245,000
Shamrock Bank of Florida 0.900%, 07/16/10	250	250,000
Signature Bank 1.050%, 07/02/10	250	250,000
SonaBank N.A. 0.950%, 07/06/10	250	250,000

	Par (000)	Value†

Banks — (continued)
State Bank of India 0.900%, 08/05/10	$245	$245,000
Sterling Bank 1.050%, 06/03/10	250	250,000
Sun West Bank 1.150%, 06/30/10	250	250,000
Sunstate Bank 0.700%, 10/29/10	250	250,000
Superior Bank Birmingham 0.750%, 05/05/10	250	250,000
The Coastal Bank of Georgia 1.150%, 06/11/10	245	245,000
The National Bank of South Carolina 1.050%, 06/15/10	245	245,000
Tower Bank & Trust Co. 0.900%, 07/14/10	250	250,000
Union Bank 0.900%, 07/09/10	250	250,000
Williamsburg First National Bank 0.900%, 07/16/10	250	250,000
Wilmington Trust Co. 1.000%, 06/24/10	245	245,000
Wright Express Financial Services 0.950%, 07/15/10	245	245,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $23,054,922)		23,054,922

COMMERCIAL PAPER — 18.7%
Banks — 0.6%
JPMorgan Chase & Co.
0.300%, 01/04/10	142	141,997
0.300%, 01/12/10	162	161,985
0.300%, 01/13/10	103	102,990
0.300%, 01/15/10	102	101,988
0.300%, 01/22/10	495	494,913

		1,003,873

Diversified Financial Services — 11.0%
BlackRock, Inc. 0.200%, 01/20/10	5,000	4,999,472
ENI Finance USA, Inc. 0.170%, 01/13/10	4,000	3,999,773
Quebec Province 0.170%, 01/11/10	3,500	3,499,835
University of California 0.200%, 01/07/10	6,000	5,999,800

		18,498,880

Food — 5.9%
Campbell Soup Co. 0.300%, 01/28/10	4,000	3,999,100
Nestle Capital Corp.
0.180%, 01/19/10	2,000	1,999,820
0.700%, 02/16/10	4,000	3,996,422

		9,995,342

2

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

MONEY MARKET FUND

	Par (000)	Value†
COMMERCIAL PAPER — (continued)
Pharmaceuticals — 1.2%
Pfizer, Inc. 0.550%, 02/08/10	$2,000	$1,998,839

TOTAL COMMERCIAL PAPER (Cost $31,496,934)		31,496,934

CORPORATE BONDS — 4.7%
Banks — 0.1%
Thomasville National Bank 0.750%, 07/30/10	250	250,000

Electric — 1.0%
NSTAR 8.000%, 02/15/10	1,590	1,604,772

Electrical Components & Equipment — 0.1%
Emerson Electric Co. 7.125%, 08/15/10	175	182,123

Food — 0.5%
Unilever Capital Corp. 7.125%, 11/01/10	745	784,688

Insurance — 2.5%
Berkshire Hathaway Finance Corp. 4.125%, 01/15/10	4,235	4,238,862

Telecommunications — 0.5%
Bellsouth Capital Funding Corp. 7.750%, 02/15/10	920	928,150

TOTAL CORPORATE BONDS (Cost $7,988,595)		7,988,595

MUNICIPAL NOTES — 2.4%
Diversified Financial Services — 2.4%
Illinois State Development Financing Authority 2.000%, 06/10/10 (Cost $4,015,680)	4,000	4,015,680

VARIABLE RATE DEMAND NOTES — 21.8%
Diversified Financial Services — 21.8%
City of Minneapolis 0.220%, 12/01/27•	2,290	2,290,000
Fairfax County Economic Development Authority 0.300%, 12/01/33•	1,200	1,200,000
Illinois Finance Authority 0.180%, 07/01/38•	5,000	5,000,000
Kansas State Department of Transportation Authority 0.170%, 09/01/22•	3,100	3,100,000
New York City Municipal Water Finance Authority 0.200%, 06/15/41•	5,000	5,000,000
North Carolina Housing Finance Agency 0.280%, 07/01/32•	2,995	2,995,000

	Par (000)	Value†

Diversified Financial Services — (continued)
Pennsylvania Turnpike Commission 0.230%, 07/15/41•	$5,000	$5,000,000
State of Texas 0.260%, 12/01/29•	4,000	4,000,000
Triborough Bridge & Tunnel Authority 0.200%, 01/01/19•	4,000	4,000,000
University of Minnesota 0.260%, 12/01/36•	4,000	4,000,000

TOTAL VARIABLE RATE DEMAND NOTES (Cost $36,585,000)		36,585,000

	Number of Shares
SHORT-TERM INVESTMENTS — 38.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	52	52
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	17,874,772	17,874,772
BlackRock Liquidity Funds TempFund - Institutional Shares	10,488,976	10,488,976
Evergreen Institutional Municipal Money Market Fund - Institutional Shares	19,283,030	19,283,030
Evergreen Institutional U.S. Government Money Market Fund - Institutional Shares	92	92
Evergreen Prime Cash Management Money Market Fund - Institutional Shares	155	155
Fidelity Institutional Prime Money Market Portfolio	17,383,055	17,383,055
Fidelity Institutional Prime Money Market Portfolio - Class I	287	287

TOTAL SHORT-TERM INVESTMENTS (Cost $65,030,419)		65,030,419

TOTAL INVESTMENTS — 100.0% (Cost $168,171,550)		$168,171,550

†	See Security Valuation Note.
•	Variable Rate Security.

Maturity Schedule	Market Value	% of Portfolio	(Cumulative)
1 — 7 days	$107,757,216	64.1%	64.1%
8 — 14 days	7,764,583	4.6%	68.7%
15 — 30 days	15,834,155	9.4%	78.1%
31 — 60 days	8,528,183	5.1%	83.2%
61 — 90 days	740,000	0.4%	83.6%
91 — 120 days	1,740,000	1.0%	84.6%
121 — 150 days	2,694,922	1.6%	86.2%
over 150 days	23,112,491	13.8%	100.0%

	$168,171,550	100.0%

Average Weighted Maturity — 38 days

3

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

MONEY MARKET FUND

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
CERTIFICATES OF DEPOSIT	$23,054,922	$—	$23,054,922	$—
COMMERCIAL PAPER	31,496,934	—	31,496,934	—
CORPORATE BONDS	7,988,595	—	7,988,595	—
MUNI NOTES	4,015,680	—	4,015,680	—
VARIABLE RATE DEMAND NOTES	36,585,000	—	36,585,000	—
SHORT-TERM INVESTMENTS	65,030,419	65,030,419	—	—

TOTAL INVESTMENTS	168,171,550	65,030,419	103,141,131	—

The accompanying notes are an integral part of these financial statements.

4

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

LIMITED MATURITY BOND FUND

	Par (000)	Value†
AGENCY OBLIGATIONS — 4.4%
Federal Home Loan Mortgage Corporation — 1.7%
3.125%, 02/12/10	$2,500	$2,507,603

Federal National Mortgage Association — 2.7%
2.375%, 05/20/10	2,400	2,420,249
5.000%, 10/15/11	1,500	1,603,129

		4,023,378

TOTAL AGENCY OBLIGATIONS (Cost $6,442,120)		6,530,981

ASSET BACKED SECURITIES — 1.4%
Bear Stearns Mortgage Funding Trust
0.391%, 10/25/36•	434	69,326
Conseco Financial Corp.
7.650%, 04/15/19	177	176,376
7.250%, 09/15/26	18	17,631
Enterprise Mortgage Acceptance Co. LLC 144A @
6.630%, 01/15/25	1,099	887,716
7.043%, 01/15/27•	741	571,783
Equity One ABS, Inc.
4.145%, 04/25/34	24	21,137
FMAC Loan Receivables Trust 144A @
6.850%, 09/15/19	101	95,365
Popular ABS Mortgage Pass-Through Trust
4.628%, 09/25/34	41	37,026
SACO I, Inc. 144A @
1.131%, 06/25/35•~	851	253,089

TOTAL ASSET BACKED SECURITIES (Cost $3,368,503)		2,129,449

COMMERCIAL MORTGAGE BACKED SECURITIES — 2.8%
Bear Stearns Commercial Mortgage Securities
5.408%, 03/11/39•	1,030	1,045,507
JPMorgan Chase Commercial Mortgage Securities Corp.
5.464%, 10/12/35	96	96,820
4.545%, 01/15/42	1,500	1,494,079
LB-UBS Commercial Mortgage Trust
4.821%, 04/15/30	1,419	1,420,574

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $4,015,627)		4,056,980

CORPORATE BONDS — 13.7%
Banks — 10.6%
Bank of America Corp.
3.125%, 06/15/12	2,000	2,072,394
2.375%, 06/22/12	3,000	3,056,829
JPMorgan Chase & Co.
1.650%, 02/23/11	3,000	3,033,591
3.125%, 12/01/11	2,000	2,069,964
The Goldman Sachs Group, Inc.
1.700%, 03/15/11	3,000	3,033,261
1.625%, 07/15/11	2,500	2,522,360

		15,788,399

	Par (000)	Value†

Diversified Financial Services — 2.7%
BA Covered Bond Issuer 144A @
5.500%, 06/14/12	$1,000	$1,066,860
General Electric Capital Corp.
3.000%, 12/09/11	2,800	2,886,302

		3,953,162

Food — 0.4%
General Mills, Inc.
5.650%, 09/10/12	500	543,938

TOTAL CORPORATE BONDS (Cost $20,143,053)		20,285,499

RESIDENTIAL MORTGAGE BACKED SECURITIES — 2.2%
Collateralized Mortgage Obligations — 0.6%
Countrywide Home Loan Mortgage Pass Through Trust
6.000%, 09/25/37	1,100	891,436

Fannie Mae Pool — 1.6%
3.407%, 12/01/33•	1,028	1,064,994
3.715%, 04/01/34•	423	436,861
5.990%, 07/01/36•	858	908,023

		2,409,878

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $3,425,756)		3,301,314

U.S. TREASURY OBLIGATIONS — 37.5%
U.S. Treasury Notes
5.125%, 06/30/11#	6,000	6,375,702
3.625%, 12/31/12	6,000	6,344,532
4.250%, 08/15/13#	6,500	7,013,903
3.125%, 08/31/13	3,000	3,117,423
1.875%, 04/30/14	8,000	7,835,624
4.250%, 11/15/14#	14,050	15,134,492
4.000%, 02/15/15#	9,200	9,777,870

TOTAL U.S. TREASURY OBLIGATIONS (Cost $55,085,415)		55,599,546

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 12.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	117,353	117,353
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	2,177,526	2,177,526
BlackRock Liquidity Funds TempFund - Institutional Shares	2,280,091	2,280,091
Evergreen Institutional Municipal Money Market Fund - Institutional Shares	2,710,838	2,710,838
Evergreen Institutional U.S. Government Money Market Fund - Institutional Shares	471	471

5

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

LIMITED MATURITY BOND FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — (continued)
Evergreen Prime Cash Management Money Market Fund - Institutional Shares	60,871	$60,871
Fidelity Institutional Prime Money Market Portfolio	5,000,915	5,000,915
Fidelity Institutional Prime Money Market Portfolio - Class I	5,365,693	5,365,693

TOTAL SHORT-TERM INVESTMENTS (Cost $17,713,758)		17,713,758

SECURITIES LENDING COLLATERAL — 26.0%
BlackRock Liquidity Funds TempFund - Institutional Shares
0.104%, 01/04/2010
(Cost $38,539,625)	38,539,625	38,539,625

TOTAL INVESTMENTS — 100.0% (Cost $148,733,857)		$148,157,152

†	See Security Valuation Note.
•	Variable Rate Security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
#	Security position is either entirely or partially on loan.
~	Fair valued security. The total market value of fair valued securities at December 31, 2009 is $253,089.

LLC — Limited Liability Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AGENCY OBLIGATIONS	$6,530,981	$—	$6,530,981	$—
ASSET BACKED SECURITIES	2,129,449	—	2,129,449	—
COMMERCIAL MORTGAGE BACKED SECURITIES	4,056,980	—	4,056,980	—
CORPORATE BONDS	20,285,499	—	20,285,499	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	3,301,314	—	3,301,314	—
U.S. TREASURY OBLIGATIONS	55,599,546	—	55,599,546	—
SHORT-TERM INVESTMENTS	17,713,758	17,713,758	—	—
SECURITIES LENDING COLLATERAL	38,539,625	38,539,625	—	—

TOTAL INVESTMENTS	148,157,152	56,253,383	91,903,769	—

The accompanying notes are an integral part of these financial statements.

6

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

QUALITY BOND FUND

	Par (000)	Value†
AGENCY OBLIGATIONS — 3.0%
Federal National Mortgage Association — 3.0%
3.250%, 04/09/13	$4,500	$4,670,275
5.000%, 04/15/15	6,750	7,417,649

TOTAL AGENCY OBLIGATIONS (Cost $11,446,651)		12,087,924

ASSET BACKED SECURITIES — 1.9%
Atherton Franchisee Loan Funding 144A @ 7.230%, 04/15/12	469	411,165
Bear Stearns Mortgage Funding Trust 0.391%, 10/25/36•	868	138,651
Conseco Financial Corp. 7.240%, 11/15/28	785	312,365
Enterprise Mortgage Acceptance Co. LLC 144A @ 6.630%, 01/15/25	3,487	2,816,202
7.056%, 01/15/27•	1,482	1,143,566
FMAC Loan Receivables Trust 144A @ 6.850%, 09/15/19	739	699,345
Railcar Leasing LLC 144A @~ 7.125%, 01/15/13	1,092	1,160,225
SACO I, Inc. 144A @~ 1.131%, 06/25/35•	2,554	759,265

TOTAL ASSET BACKED SECURITIES (Cost $10,671,548)		7,440,784

COMMERCIAL MORTGAGE BACKED SECURITIES — 4.1%
Bear Stearns Commercial Mortgage Securities 4.830%, 08/15/38	4,000	4,092,335
JPMorgan Chase Commercial Mortgage Securities Corp. 5.464%, 10/12/35	384	387,280
4.545%, 01/15/42	5,000	4,980,265
LB-UBS Commercial Mortgage Trust 4.821%, 04/15/30	2,128	2,130,861
Morgan Stanley Capital I 4.590%, 04/14/40	5,000	4,975,243

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $16,199,243)		16,565,984

CORPORATE BONDS — 10.7%
Agriculture — 0.6%
Altria Group, Inc. 9.250%, 08/06/19	1,000	1,218,628
Cargill, Inc. 144A @ 6.125%, 09/15/36	1,000	994,037

		2,212,665

Banks — 3.4%
Bank of America Corp. 5.650%, 05/01/18	1,000	1,015,612
JPMorgan Chase & Co. 2.200%, 06/15/12	4,000	4,055,588
6.000%, 01/15/18	1,700	1,827,491

	Par (000)	Value†

Banks — (continued)
The Goldman Sachs Group, Inc.# 3.250%, 06/15/12	$6,500	$6,753,071

		13,651,762

Beverages — 0.3%
Anheuser-Busch InBev Worldwide, Inc. 144A @ 7.750%, 01/15/19	1,000	1,170,795

Biotechnology — 0.2%
Genentech, Inc. 5.250%, 07/15/35	1,000	963,254

Computers — 0.5%
Hewlett-Packard Co. 6.125%, 03/01/14	1,000	1,117,387
International Business Machines Corp. 6.500%, 01/15/28	1,000	1,089,367

		2,206,754

Cosmetics & Personal Care — 0.3%
Procter & Gamble Co. 4.600%, 01/15/14	1,000	1,064,776

Diversified Financial Services — 0.5%
General Electric Capital Corp. 6.150%, 08/07/37	1,000	944,324
5.875%, 01/14/38	1,000	925,883

		1,870,207

Electric — 1.5%
Carolina Power & Light Co. 5.300%, 01/15/19	1,000	1,044,229
Commonwealth Edison Co. 6.150%, 09/15/17	500	541,507
Consumers Energy Co. 6.125%, 03/15/19	1,000	1,082,544
Enel Finance International SA 144A @ 6.250%, 09/15/17	1,000	1,099,474
Oklahoma Gas & Electric Co. 6.350%, 09/01/18	1,000	1,065,392
PacifiCorp 6.250%, 10/15/37	1,000	1,078,917

		5,912,063

Environmental Control — 0.3%
Allied Waste North America, Inc. 6.875%, 06/01/17	1,000	1,061,250

Food — 0.4%
Kraft Foods, Inc. 6.750%, 02/19/14	500	552,917
Sysco Corp. 5.375%, 03/17/19	1,000	1,061,981

		1,614,898

Gas — 0.2%
Nakilat, Inc. 144A @ 6.067%, 12/31/33	1,000	867,020

7

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

QUALITY BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Products — 0.3%
Covidien International Finance SA 6.000%, 10/15/17	$1,000	$1,080,859

Media — 0.3%
Comcast Cable Holdings LLC 9.875%, 06/15/22	1,000	1,218,273

Miscellaneous Manufacturing — 0.3%
Siemens Financieringsmaatschappij NV 144A @ 6.125%, 08/17/26	1,000	1,059,457

Pharmaceuticals — 0.8%
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	1,000	971,534
Merck & Co., Inc. 6.400%, 03/01/28	1,000	1,103,246
Pfizer, Inc. 7.200%, 03/15/39	1,000	1,221,937

		3,296,717

Pipelines — 0.2%
DCP Midstream LLC 144A @ 6.750%, 09/15/37	1,000	988,629

Software — 0.3%
Fiserv, Inc. 6.800%, 11/20/17	1,000	1,103,447

Telecommunications — 0.3%
Cellco Partnership 8.500%, 11/15/18	1,000	1,240,382

TOTAL CORPORATE BONDS (Cost $40,117,882)		42,583,208

RESIDENTIAL MORTGAGE BACKED SECURITIES — 16.1%
Collateralized Mortgage Obligations — 1.3%
Countrywide Home Loan Mortgage Pass Through Trust 6.000%, 09/25/37	3,600	2,917,427
Freddie Mac REMICs 6.000%, 02/15/32	2,123	2,186,588

		5,104,015

Fannie Mae Pool — 8.5%
4.500%, 03/01/23	72	74,332
4.500%, 03/01/23	333	342,601
4.500%, 04/01/23	173	177,816
4.500%, 04/01/23	53	54,717
4.500%, 04/01/23	44	45,020
4.500%, 05/01/23	167	171,657
4.500%, 05/01/23	20	20,392
4.500%, 06/01/23	549	564,968
4.500%, 06/01/23	633	651,593
4.500%, 07/01/23	520	535,833
4.500%, 07/01/23	70	72,111
4.500%, 07/01/23	667	687,012
4.500%, 07/01/23	113	115,976

	Par (000)	Value†

Fannie Mae Pool — (continued)
5.000%, 07/01/23	$4,555	$4,764,737
4.500%, 08/01/23	252	259,568
4.500%, 08/01/23	742	764,453
4.500%, 08/01/23	461	475,179
3.500%, 04/01/34•	1,270	1,310,582
5.990%, 07/01/36•	2,861	3,026,745
5.849%, 08/01/36•	2,180	2,295,606
6.325%, 05/01/37•	1,654	1,763,200
5.500%, 06/01/38	11,602	12,155,658
5.500%, 07/01/38	3,496	3,662,625

		33,992,381

Ginnie Mae Pool — 6.3%
6.000%, 10/15/38	3,968	4,196,869
6.000%, 10/15/38	3,315	3,505,688
4.000%, 04/15/39	11,031	10,676,463
4.000%, 06/15/39	6,930	6,707,836
9.000%, 10/15/30	9	10,052
9.000%, 11/15/30	16	17,985

		25,114,893

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $63,021,962)		64,211,289

U.S. TREASURY OBLIGATIONS — 30.5%
U.S. Treasury Bond
8.875%, 08/15/17	6,500	8,860,312
8.750%, 08/15/20	5,300	7,497,846
6.250%, 08/15/23	18,800	22,454,250
4.500%, 05/15/38	2,820	2,761,398
3.500%, 02/15/39	900	737,156
U.S. Treasury Note
1.125%, 12/15/12#	26,800	26,370,664
1.750%, 01/31/14	7,000	6,867,112
1.875%, 02/28/14#	7,000	6,884,612
4.250%, 11/15/14#	5,000	5,385,940
4.000%, 02/15/15#	17,500	18,599,210
3.125%, 05/15/19#	16,060	15,209,318

TOTAL U.S. TREASURY OBLIGATIONS (Cost $123,314,517)		121,627,818

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 13.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	9,564,060	9,564,060
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	6,487,907	6,487,907
BlackRock Liquidity Funds TempFund - Institutional Shares	10,991,615	10,991,615
Evergreen Institutional Municipal Money Market Fund - Institutional Shares	13,699,716	13,699,716
Fidelity Institutional Prime Money Market Portfolio	14,292,711	14,292,711

8

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

QUALITY BOND FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — (continued)
Fidelity Institutional Prime Money Market Portfolio - Class I	609,409	$609,409

TOTAL SHORT-TERM INVESTMENTS (Cost $55,645,418)		55,645,418

SECURITIES LENDING COLLATERAL — 19.8%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.104%, 01/04/2010 (Cost $79,215,161)	79,215,161	79,215,161

TOTAL INVESTMENTS — 100.0% (Cost $399,632,382)		$399,377,586

†	See Security Valuation Note.
#	Security position is either entirely or partially on loan.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2009 is $1,919,490.

LLC — Limited Liability Company.

REMICS — Real Estate Mortgage Investment Conduits.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AGENCY OBLIGATIONS	$12,087,924	$—	$12,087,924	$—
ASSET BACKED SECURITIES	7,440,784	—	7,440,784	—
COMMERCIAL MORTGAGE BACKED SECURITIES	16,565,984	—	16,565,984	—
CORPORATE BONDS	42,583,208	—	42,583,208	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	64,211,289	—	64,211,289	—
U.S. TREASURY OBLIGATIONS	121,627,818	—	121,627,818	—
SHORT-TERM INVESTMENTS	55,645,418	55,645,418	—	—
SECURITIES LENDING COLLATERAL	79,215,161	79,215,161	—	—

TOTAL INVESTMENTS	399,377,586	134,860,579	264,517,007	—

The accompanying notes are an integral part of these financial statements.

9

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

HIGH YIELD BOND FUND

	Number of Shares	Value†
COMMON STOCKS — 1.9%
Apparel — 0.0%
Anvil Holdings, Inc.*^	831	$623

Banks — 0.2%
JPMorgan Chase & Co.	4,700	195,849

Chemicals — 0.4%
Ashland, Inc.	4,350	172,347
Huntsman Corp.	14,875	167,939

		340,286

Electrical Components & Equipment — 0.1%
General Cable Corp.*	3,400	100,028

Entertainment — 0.0%
Lakes Entertainment, Inc.*	12,500	31,375

Food — 0.1%
B&G Foods, Inc. Class A	10,650	97,767
Great Atlantic & Pacific Tea Co.*	198	2,335

		100,102

Iron & Steel — 0.2%
United States Steel Corp.	4,175	230,126

Media — 0.1%
Sirius XM Radio, Inc.*	197,200	118,320

Mining — 0.1%
Freeport-McMoRan Copper & Gold, Inc.*	1,500	120,435

Oil & Gas Services — 0.2%
Complete Production Services, Inc.*	15,350	199,550

Telecommunications — 0.5%
GeoEye, Inc.*^	3,277	91,363
Loral Space & Communications, Inc.*	6,176	195,223
MetroPCS Communications, Inc.*	6,400	48,832
Sprint Nextel Corp.*	38,500	140,910

		476,328

TOTAL COMMON STOCKS (Cost $2,331,168)		1,913,022

PREFERRED STOCKS — 1.3%
Diversified Financial Services — 0.4%
Citigroup, Inc. CONV*	2,100	219,114
SLM Corp. CONV	300	181,725

		400,839

Home Furnishings — 0.1%
Sealy Corp. CONV PIK*	1,000	85,500

Media — 0.0%
Spanish Broadcasting System, Inc. PIK^~	182	46,072

Telecommunications — 0.8%
Crown Castle International Corp. CONV	1,600	95,200
Lucent Technologies Capital Trust I CONV	975	757,575

		852,775

TOTAL PREFERRED STOCKS (Cost $1,443,210)		1,385,186

	Par (000)	Value†
CORPORATE BONDS — 91.9%
Advertising — 1.3%
Affinity Group, Inc.¤ 10.875%, 02/15/12	$22	$8,627
Interpublic Group of Cos., Inc. 10.000%, 07/15/17	125	138,750
Lamar Media Corp.
9.750%, 04/01/14	100	110,375
6.625%, 08/15/15	150	145,500
6.625%, 08/15/15	150	144,000
Visant Corp. 7.625%, 10/01/12	175	175,875
Visant Holding Corp. STEP 10.250%, 12/01/13	550	567,875

		1,291,002

Aerospace & Defense — 1.1%
BE Aerospace, Inc. 8.500%, 07/01/18	150	159,000
GenCorp, Inc. 9.500%, 08/15/13	225	225,563
L-3 Communications Corp. 6.375%, 10/15/15	350	351,312
Spirit Aerosystems, Inc. 144A @ 7.500%, 10/01/17	75	73,875
TransDigm, Inc. 7.750%, 07/15/14	200	202,500
Triumph Group, Inc. 144A @ 8.000%, 11/15/17	75	75,656

		1,087,906

Agriculture — 0.1%
Alliance One International, Inc. 144A @
10.000%, 07/15/16	100	105,000
10.000%, 07/15/16	25	26,250

		131,250

Airlines — 1.2%
American Airlines Pass Through Trust 2001-02 7.858%, 10/01/11	225	225,000
AMR Corp. CONV 6.250%, 10/15/14	96	99,480
Continental Airlines, Inc.
9.250%, 05/10/17^	50	50,750
7.250%, 11/10/19	50	51,125
Delta Air Lines, Inc.
7.570%, 11/18/10	225	228,094
9.500%, 09/15/14 144A @	200	207,750
12.250%, 03/15/15 144A @	350	350,000

		1,212,199

Apparel — 0.5%
Hanesbrands, Inc.
3.831%, 12/15/14•	50	47,313
8.000%, 12/15/16	100	101,875
Levi Strauss & Co.
8.625%, 04/01/13	200	286,710
8.875%, 04/01/16	50	52,312

		488,210

Auto Manufacturers — 0.3%
Motors Liquidation Co.¤
8.250%, 07/15/23	475	125,875
6.750%, 05/01/28	500	127,500

		253,375

10

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Auto Parts & Equipment — 2.1%
Affinia Group, Inc.
9.000%, 11/30/14	$50	$48,500
10.750%, 08/15/16 144A @	50	54,188
Allison Transmission, Inc. PIK 144A @ 11.250%, 11/01/15	477	498,465
American Axle & Manufacturing Holdings, Inc.
9.250%, 01/15/17 144A @	25	25,375
7.875%, 03/01/17	400	338,000
Cooper-Standard Automotive, Inc.¤ 8.375%, 12/15/14	125	31,875
Tenneco, Inc.
8.625%, 11/15/14	75	75,656
8.125%, 11/15/15	150	151,688
The Goodyear Tire & Rubber Co. 10.500%, 05/15/16	500	552,500
TRW Automotive, Inc. 144A @ 3.500%, 12/01/15	250	274,062
United Components, Inc. 9.375%, 06/15/13	100	96,500

		2,146,809

Banks — 1.3%
BAC Capital Trust VI 5.625%, 03/08/35	380	304,170
FBOP Corp. 144A @^¤~ 10.000%, 01/15/10	150	0
GMAC, Inc. 144A @
6.875%, 09/15/11	175	172,375
8.000%, 11/01/31	950	855,000

		1,331,545

Beverages — 0.1%
Constellation Brands, Inc. 8.375%, 12/15/14	25	26,625
Cott Beverages, Inc. 144A @ 8.375%, 11/15/17	75	77,438

		104,063

Biotechnology — 0.3%
FMC Finance III SA 6.875%, 07/15/17	50	49,625
Talecris Biotherapeutics Holdings Corp. 144A @ 7.750%, 11/15/16	275	279,125

		328,750

Building Materials — 0.9%
AMH Holdings, Inc. STEP 11.250%, 03/01/14	50	48,250
Associated Materials LLC 144A @ 9.875%, 11/15/16	25	26,375
Gibraltar Industries, Inc. 8.000%, 12/01/15	450	429,750
Goodman Global, Inc. 13.500%, 02/15/16	175	193,594
Texas Industries, Inc. 7.250%, 07/15/13	275	270,187

		968,156

	Par (000)	Value†

Chemicals — 1.8%
Ashland, Inc. 144A @ 9.125%, 06/01/17	$350	$384,125
Cognis GmbH 144A @ 9.500%, 05/15/14	325	477,551
Georgia Gulf Corp. 144A @ 9.000%, 01/15/17	50	50,500
Hexion US Finance Corp. 9.750%, 11/15/14	150	147,000
Huntsman International LLC 144A @ 6.875%, 11/15/13	225	299,163
PolyOne Corp. 8.875%, 05/01/12	175	180,250
Rhodia SA 144A @ 3.492%, 10/15/13•	100	132,961
Solutia, Inc. 8.750%, 11/01/17	175	182,219

		1,853,769

Coal — 1.2%
Arch Coal, Inc. 144A @ 8.750%, 08/01/16	150	158,625
Foundation PA Coal Co. LLC 7.250%, 08/01/14	425	430,312
International Coal Group, Inc. 10.250%, 07/15/14	100	96,125
Massey Energy Co. CONV 3.250%, 08/01/15	116	101,355
Peabody Energy Corp.
7.375%, 11/01/16	300	309,375
4.750%, 12/15/41 CONV	100	101,000

		1,196,792

Commercial Services — 4.2%
ARAMARK Corp.
5.000%, 06/01/12	200	192,000
3.781%, 02/01/15•	275	251,625
Avis Budget Car Rental LLC 7.625%, 05/15/14	150	142,500
Commercial Vehicle Units 144A @^~ 13.000%, 02/15/13	182	154,444
Deluxe Corp. 7.375%, 06/01/15	500	481,875
Education Management LLC
8.750%, 06/01/14	125	129,063
10.250%, 06/01/16	23	24,610
FTI Consulting, Inc.
7.625%, 06/15/13	200	202,750
7.750%, 10/01/16	225	227,812
H&E Equipment Services, Inc. 8.375%, 07/15/16	225	225,281
iPayment, Inc. 9.750%, 05/15/14	250	207,813
KAR Auction Services, Inc. 8.750%, 05/01/14	125	128,906
Mac-Gray Corp. 7.625%, 08/15/15	300	291,375

11

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Commercial Services — (continued)
RSC Equipment Rental, Inc. 144A @ 10.000%, 07/15/17	$175	$190,313
Sunstate Equipment Co. LLC 144A @ 10.500%, 04/01/13	225	181,125
The Hertz Corp. 10.500%, 01/01/16	200	213,500
Ticketmaster Entertainment, Inc. 10.750%, 08/01/16	250	269,375
United Rentals North America, Inc. 10.875%, 06/15/16	475	516,562
Valassis Communications, Inc. 8.250%, 03/01/15	250	249,375

		4,280,304

Computers — 0.9%
Seagate Technology HDD Holdings 6.375%, 10/01/11	125	127,187
Seagate Technology International 144A @ 10.000%, 05/01/14	200	221,000
SunGard Data Systems, Inc.
9.125%, 08/15/13	400	410,000
10.625%, 05/15/15	75	82,594
10.250%, 08/15/15	25	26,625

		867,406

Distribution & Wholesale — 0.9%
ACE Hardware Corp. 144A @ 9.125%, 06/01/16	425	449,969
KAR Holdings, Inc. 10.000%, 05/01/15	475	508,250

		958,219

Diversified Financial Services — 8.4%
AAC Group Holding Corp. STEP 144A @ 10.250%, 10/01/12	100	100,250
American General Finance Corp. 6.900%, 12/15/17	625	433,971
CEDC Finance Corp. International, Inc. 144A @ 9.125%, 12/01/16	100	103,000
CIT Group, Inc. 7.000%, 05/01/17	775	672,312
E*TRADE Financial Corp.
7.375%, 09/15/13	325	302,656
7.875%, 12/01/15	175	162,969
12.500%, 11/30/17 PIK	673	764,696
0.215%, 08/31/19 CONV +	134	225,958
Ford Motor Credit Co. LLC
12.000%, 05/15/15	275	318,898
8.125%, 01/15/20	1,000	982,699
Fresenius US Finance II, Inc. 144A @ 9.000%, 07/15/15	75	82,500
Icahn Enterprises LP
7.125%, 02/15/13	275	280,500
4.000%, 08/15/13 CONV 144A @,•	223	185,090

	Par (000)	Value†

Diversified Financial Services — (continued)
iPayment Investors LP PIK 144A @^ 12.750%, 07/15/14	$254	$200,581
Janus Capital Group, Inc. 6.950%, 06/15/17	225	212,075
Nuveen Investments, Inc.
5.500%, 09/15/15	500	345,625
10.500%, 11/15/15	300	272,250
Pinnacle Foods Finance LLC
9.250%, 04/01/15 144A @	125	126,875
10.625%, 04/01/17	75	78,000
Reliance Intermediate Holdings LP 144A @ 9.500%, 12/15/19	225	234,281
Reynolds Group Issuer, Inc. 144A @ 7.750%, 10/15/16	425	434,562
SLM Corp.
5.375%, 05/15/14	250	230,592
8.450%, 06/15/18	525	518,045
Smurfit Kappa Funding Plc 7.750%, 04/01/15	100	96,125
The NASDAQ OMX Group, Inc. CONV 2.500%, 08/15/13	87	81,563
UCI Holdco, Inc. PIK 9.250%, 12/15/13	344	292,078
Universal City Development Partners Ltd. 144A @
8.875%, 11/15/15	200	195,750
10.875%, 11/15/16	75	75,188
UPC Germany GmbH 144A @
8.125%, 12/01/17	275	278,094
9.625%, 12/01/19	25	36,152
Vanguard Health Holding Co. I LLC STEP 11.250%, 10/01/15	150	157,875
Ventas Realty LP 6.500%, 06/01/16	25	24,125
Wind Acquisition Holdings Finance SpA 144A @ 12.250%, 07/15/17	125	123,125

		8,628,460

Electric — 3.7%
Energy Future Holdings Corp.
10.875%, 11/01/17	600	490,500
12.000%, 11/01/17 PIK	575	406,473
Mirant Americas Generation LLC 8.300%, 05/01/11	250	256,250
Mirant North America LLC 7.375%, 12/31/13	375	370,781
North American Energy Alliance LLC 144A @ 10.875%, 06/01/16	100	106,250
NRG Energy, Inc.
7.250%, 02/01/14	100	101,250
7.375%, 02/01/16	250	250,312
7.375%, 01/15/17	300	300,750
NV Energy, Inc. 7.803%, 06/15/12	25	25,388

12

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Electric — (continued)
PNM Resources, Inc. 9.250%, 05/15/15	$250	$262,812
RRI Energy, Inc.
7.625%, 06/15/14	175	173,250
6.750%, 12/15/14	108	110,160
7.875%, 06/15/17	125	122,813
Texas Competitive Electric Holdings Co. LLC PIK 10.500%, 11/01/16	279	196,635
The AES Corp.
7.750%, 03/01/14	25	25,375
9.750%, 04/15/16 144A @	350	383,250
United Maritime Group LLC 144A @ 11.750%, 06/15/15	150	150,375

		3,732,624

Electrical Components & Equipment — 0.1%
Anixter, Inc. 10.000%, 03/15/14	125	138,125

Electronics — 0.1%
Flextronics International Ltd.
6.500%, 05/15/13	53	53,133
6.250%, 11/15/14	55	54,175

		107,308

Engineering & Construction — 1.0%
Dycom Industries, Inc. 8.125%, 10/15/15	175	161,000
Esco Corp. 144A @
4.129%, 12/15/13•	100	91,125
8.625%, 12/15/13	475	472,625
Obrascon Huarte Lain SA 6.250%, 05/18/12	250	342,260

		1,067,010

Entertainment — 2.3%
AMC Entertainment, Inc. 8.750%, 06/01/19	200	204,000
Cinemark USA, Inc. 144A @ 8.625%, 06/15/19	125	130,000
Isle of Capri Casinos, Inc. 7.000%, 03/01/14	229	203,810
Lions Gate Entertainment, Inc. 144A @ 10.250%, 11/01/16	200	198,250
Penn National Gaming, Inc.
6.750%, 03/01/15	25	24,156
8.750%, 08/15/19 144A @	100	102,250
Pinnacle Entertainment, Inc.
7.500%, 06/15/15	225	207,000
8.625%, 08/01/17 144A @	250	255,000
Pokagon Gaming Authority 144A @ 10.375%, 06/15/14	350	364,000
Regal Cinemas Corp. 8.625%, 07/15/19	275	286,000

	Par (000)	Value†

Entertainment — (continued)
Shingle Springs Tribal Gaming Authority 144A @ 9.375%, 06/15/15	$325	$247,000
Speedway Motorsports, Inc.
6.750%, 06/01/13	25	24,875
8.750%, 06/01/16	125	131,875

		2,378,216

Environmental Control — 0.5%
Allied Waste North America, Inc. 7.250%, 03/15/15	250	261,250
Casella Waste Systems, Inc. 9.750%, 02/01/13	300	296,250

		557,500

Food — 2.1%
B&G Foods, Inc.
8.000%, 10/01/11	275	279,812
12.000%, 10/30/16	11	33,015
Beverage Packaging Holdings Luxembourg II SA 144A @ 9.500%, 06/15/17	325	451,926
Campofrio Food SA 144A @ 8.250%, 10/31/16	75	108,870
Dole Food Co., Inc. 144A @ 13.875%, 03/15/14	81	97,403
Great Atlantic & Pacific Tea Co. 144A @ 11.375%, 08/01/15	225	236,812
Ingles Markets, Inc. 8.875%, 05/15/17	150	156,000
JBS USA LLC 144A @ 11.625%, 05/01/14	125	141,563
SUPERVALU, Inc. 8.000%, 05/01/16	150	152,250
Tyson Foods, Inc. 10.500%, 03/01/14	250	285,625
US Foodservice 144A @ 10.250%, 06/30/15	250	247,500

		2,190,776

Forest Products & Paper — 2.2%
Boise Cascade LLC 7.125%, 10/15/14	295	265,500
Boise Paper Holdings LLC 144A 9.000%, 11/01/17 @	100	103,625
Cascades, Inc. 144A @
7.750%, 12/15/17	125	126,250
7.875%, 01/15/20	100	101,500
Cellu Tissue Holdings, Inc. 11.500%, 06/01/14	125	138,750
Clearwater Paper Corp. 144A @ 10.625%, 06/15/16	100	111,625
Domtar Corp.
5.375%, 12/01/13	75	72,375
7.125%, 08/15/15	250	251,250
9.500%, 08/01/16	25	26,781

13

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Forest Products & Paper — (continued)
Georgia-Pacific LLC
7.000%, 01/15/15 144A @	$150	$151,875
7.700%, 06/15/15	200	210,000
8.250%, 05/01/16 144A @	75	79,500
International Paper Co. 9.375%, 05/15/19	75	92,188
NewPage Corp. 144A @ 11.375%, 12/31/14	150	151,500
Sappi Papier Holding AG 144A @ 6.750%, 06/15/12	100	95,750
Smurfit Kappa Acquisitions 144A @
7.250%, 11/15/17	75	105,493
7.750%, 11/15/19	100	141,087

		2,225,049

Healthcare Products — 0.9%
Bausch & Lomb, Inc. 9.875%, 11/01/15	225	237,375
Biomet, Inc. 11.625%, 10/15/17	500	552,500
Universal Hospital Services, Inc.
3.859%, 06/01/15•	125	105,312
8.500%, 06/01/15 PIK	50	49,250

		944,437

Healthcare Services — 4.2%
Centene Corp. 7.250%, 04/01/14	200	198,000
Community Health Systems, Inc. 8.875%, 07/15/15	375	388,125
DaVita, Inc.
6.625%, 03/15/13	150	150,375
7.250%, 03/15/15	150	150,375
HCA, Inc.
9.250%, 11/15/16	425	456,344
9.625%, 11/15/16 PIK	409	442,827
9.875%, 02/15/17 144A @	175	193,375
8.500%, 04/15/19 144A @	375	404,062
Health Management Associates, Inc. 6.125%, 04/15/16	250	234,375
HealthSouth Corp. 10.750%, 06/15/16	200	217,500
IASIS Healthcare LLC 8.750%, 06/15/14	125	126,563
Symbion, Inc. PIK 11.000%, 08/23/15	219	165,176
Tenet Healthcare Corp.
6.500%, 06/01/12	75	74,116
9.875%, 07/01/14	375	394,687
U.S. Oncology Holdings, Inc. PIK 6.428%, 03/15/12	224	209,440
U.S. Oncology, Inc.
10.750%, 08/15/14	100	105,000
9.125%, 08/15/17	75	78,750
United Surgical Partners International, Inc. 8.875%, 05/01/17	150	154,500
Vanguard Health Holding Co. II LLC 9.000%, 10/01/14	175	181,344

		4,324,934

	Par (000)	Value†

Home Builders — 0.3%
K Hovnanian Enterprises, Inc. 144A @ 10.625%, 10/15/16	$150	$156,750
Standard Pacific Escrow LLC 144A @ 10.750%, 09/15/16	150	153,000

		309,750

Home Furnishings — 0.2%
Sealy Mattress Co. 8.250%, 06/15/14	200	200,000

Household Products & Wares — 0.3%
ACCO Brands Corp. 144A @ 10.625%, 03/15/15	75	82,500
Yankee Acquisition Corp. 8.500%, 02/15/15	200	198,500

		281,000

Insurance — 0.8%
HUB International Holdings, Inc. 144A @
9.000%, 12/15/14	250	238,750
10.250%, 06/15/15	475	437,000
USI Holdings Corp. 144A @ 9.750%, 05/15/15	125	113,906

		789,656

Internet — 0.3%
NetFlix, Inc. 144A @ 8.500%, 11/15/17	150	155,625
Terremark Worldwide, Inc. 144A @ 12.000%, 06/15/17	125	138,125

		293,750

Iron & Steel — 1.4%
Algoma Acquisition Corp. 144A @ 9.875%, 06/15/15	175	148,969
Edgen Murray Corp. 144A @ 12.250%, 01/15/15	350	343,875
Metals USA Holdings Corp. PIK 7.540%, 07/01/12	27	23,245
Ryerson, Inc. 12.000%, 11/01/15	250	261,250
Steel Dynamics, Inc.
7.375%, 11/01/12	200	206,000
6.750%, 04/01/15	150	148,688
Tube City IMS Corp. 9.750%, 02/01/15	325	314,031

		1,446,058

Leisure Time — 0.5%
Cirsa Finance Luxembourg SA 144A @ 8.750%, 05/15/14	50	68,273
Easton-Bell Sports, Inc. 144A @ 9.750%, 12/01/16	50	51,812
Leslie’s Poolmart 7.750%, 02/01/13	275	276,375
Travelport LLC 11.875%, 09/01/16	75	79,500

		475,960

14

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Lodging — 3.2%
Ameristar Casinos, Inc. 144A @ 9.250%, 06/01/14	$250	$259,375
Gaylord Entertainment Co. 6.750%, 11/15/14	325	302,250
Harrah’s Operating Co., Inc. 144A @
10.000%, 12/15/15	62	50,530
11.250%, 06/01/17	200	209,250
10.000%, 12/15/18	325	260,812
Harrahs Operating Escrow LLC 144A @ 11.250%, 06/01/17	225	235,406
Little Traverse Bay Bands of Odawa Indians 144A @¤ 10.250%, 02/15/14	50	12,500
MGM Mirage
6.750%, 09/01/12	250	223,125
13.000%, 11/15/13	25	28,688
10.375%, 05/15/14 144A @	125	135,625
11.125%, 11/15/17 144A @	300	332,250
11.375%, 03/01/18 144A @	325	290,875
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 10/15/14	225	240,469
Wynn Las Vegas LLC
6.625%, 12/01/14	475	458,969
7.875%, 11/01/17 144A @	200	202,500

		3,242,624

Machinery — Construction & Mining — 0.1%
Terex Corp.
10.875%, 06/01/16	25	27,875
8.000%, 11/15/17	100	96,250

		124,125

Machinery — Diversified — 0.5%
Columbus McKinnon Corp. 8.875%, 11/01/13	300	306,375
CPM Holdings, Inc. 144A @ 10.625%, 09/01/14	100	105,500
The Manitowoc Co., Inc. 7.125%, 11/01/13	75	70,500

		482,375

Media — 6.4%
Cengage Learning Acquisitions, Inc. STEP 144A @ 13.250%, 07/15/15	250	242,812
Cequel Communications Holdings I LLC 144A @ 8.625%, 11/15/17	200	202,000
Charter Communications Operating LLC 144A @ 10.875%, 09/15/14	125	140,000
CSC Holdings, Inc.
8.500%, 04/15/14 144A @	275	292,875
7.625%, 07/15/18	150	154,500
8.625%, 02/15/19 144A @	275	295,969
CW Media Holdings, Inc. PIK 144A @ 13.500%, 08/15/15	54	57,062

	Par (000)	Value†

Media — (continued)
DirecTV Holdings LLC
6.375%, 06/15/15	$100	$103,875
7.625%, 05/15/16	325	355,062
DISH DBS Corp.
6.375%, 10/01/11	175	180,687
6.625%, 10/01/14	275	277,406
7.750%, 05/31/15	25	26,188
ION Media Networks, Inc. CONV 144A @^¤ 11.000%, 07/31/13	1	0
Kabel Deutschland GmbH 10.625%, 07/01/14	200	209,000
Liberty Global, Inc. CONV 144A @ 4.500%, 11/15/16	250	271,250
Mediacom Broadband LLC 8.500%, 10/15/15	100	101,000
Nexstar Broadcasting, Inc.
0.500%, 01/15/14 PIK 144A @	131	98,424
7.000%, 01/15/14^	43	32,304
Nexstar Finance Holdings LLC STEP 11.375%, 04/01/13	96	72,507
Nielsen Finance LLC
11.625%, 02/01/14	375	421,406
10.000%, 08/01/14	125	130,313
11.500%, 05/01/16	25	27,938
19.318%, 08/01/16 STEP +	150	136,875
Sinclair Broadcast Group, Inc.
8.000%, 03/15/12	186	181,815
9.250%, 11/01/17 144A @	150	156,000
Sirius XM Radio, Inc.
9.625%, 08/01/13	100	99,500
9.750%, 09/01/15 144A @	50	52,625
Time Warner, Inc. 5.500%, 11/15/11	125	132,710
Umbrella Acquisition, Inc. PIK 144A @ 9.750%, 03/15/15	737	645,577
Univision Communications, Inc. 144A @ 12.000%, 07/01/14	175	192,719
Videotron Ltee
6.875%, 01/15/14	300	301,500
6.375%, 12/15/15	75	73,313
9.125%, 04/15/18	50	55,000
9.125%, 04/15/18 144A @	25	27,500
XM Satellite Radio, Inc. 144A @
11.250%, 06/15/13	100	107,500
13.000%, 08/01/13	500	543,125
7.000%, 12/01/14 CONV	225	173,812

		6,572,149

Metal Fabricate/Hardware — 0.2%
Metals USA, Inc. 11.125%, 12/01/15	250	252,813

Mining — 1.6%
Freeport-McMoRan Copper & Gold, Inc.
8.250%, 04/01/15	250	272,500
8.375%, 04/01/17	250	273,750
Novelis, Inc.
7.250%, 02/15/15	225	214,313
11.500%, 02/15/15 144A @	250	267,812

15

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Mining — (continued)
Teck Resources Ltd.
9.750%, 05/15/14	$250	$288,437
10.250%, 05/15/16	50	58,250
10.750%, 05/15/19	225	268,875

		1,643,937

Miscellaneous Manufacturing — 1.0%
AGY Holding Corp. 11.000%, 11/15/14	125	102,188
American Railcar Industries, Inc. 7.500%, 03/01/14	175	163,406
Bombardier, Inc. 144A @
6.300%, 05/01/14	200	198,000
8.000%, 11/15/14	50	51,938
7.450%, 05/01/34	150	129,750
Colt Defense LLC 144A @ 8.750%, 11/15/17	125	129,062
Koppers, Inc. 144A @ 7.875%, 12/01/19	75	75,750
RBS Global, Inc. 9.500%, 08/01/14	125	125,312

		975,406

Oil & Gas — 5.2%
Antero Resources Finance Corp. 144A @ 9.375%, 12/01/17	250	255,000
Berry Petroleum Co.
10.250%, 06/01/14	125	135,938
8.250%, 11/01/16	250	246,250
Bill Barrett Corp.
9.875%, 07/15/16	150	159,750
5.000%, 03/15/28 CONV	100	96,250
Chesapeake Energy Corp. 9.500%, 02/15/15	450	493,875
Concho Resources, Inc. 8.625%, 10/01/17	225	236,250
Connacher Oil & Gas Ltd. 144A @ 10.250%, 12/15/15	450	411,750
Continental Resources, Inc. 144A @ 8.250%, 10/01/19	75	78,750
Denbury Resources, Inc. 9.750%, 03/01/16	175	186,812
Encore Acquisition Co.
9.500%, 05/01/16	75	79,125
7.250%, 12/01/17	200	200,000
Forest Oil Corp. 144A @ 8.500%, 02/15/14	100	104,500
Hercules Offshore, Inc. 144A @ 10.500%, 10/15/17	150	158,250
Hilcorp Energy I LP 144A @ 7.750%, 11/01/15	400	392,000
Mariner Energy, Inc. 11.750%, 06/30/16	150	167,250
OPTI Canada, Inc.
7.875%, 12/15/14	25	20,500
8.250%, 12/15/14	350	288,312

	Par (000)	Value†

Oil & Gas — (continued)
Penn Virginia Corp.
4.500%, 11/15/12 CONV	$125	$118,438
10.375%, 06/15/16	100	109,000
PetroHawk Energy Corp. 9.125%, 07/15/13	300	313,500
Petrohawk Energy Corp. 10.500%, 08/01/14	150	163,875
PetroHawk Energy Corp. 7.875%, 06/01/15	50	50,500
Quicksilver Resources, Inc. 11.750%, 01/01/16	175	198,625
SandRidge Energy, Inc.
8.625%, 04/01/15 PIK	75	75,000
8.000%, 06/01/18 144A @	300	294,750
Swift Energy Co. 8.875%, 01/15/20	225	230,625

		5,264,875

Oil & Gas Services — 1.1%
Aquilex Holdings LLC 144A @ 11.125%, 12/15/16	150	149,625
Cie Generale de Geophysique-Veritas
7.500%, 05/15/15	25	24,813
9.500%, 05/15/16 144A @	50	53,500
7.750%, 05/15/17	450	446,625
Complete Production Services, Inc. 8.000%, 12/15/16	450	443,812

		1,118,375

Packaging and Containers — 2.4%
Ball Corp. 7.375%, 09/01/19	100	102,750
Berry Plastics Escrow LLC 144A @ 8.250%, 11/15/15	275	276,375
BWAY Corp. 144A @ 10.000%, 04/15/14	275	290,812
Clondalkin Acquisition BV 144A @ 2.254%, 12/15/13•	275	243,031
Crown Americas LLC
7.625%, 11/15/13	70	72,275
7.750%, 11/15/15	50	51,750
7.625%, 05/15/17 144A @	100	103,750
Graham Packaging Co. LP 9.875%, 10/15/14	275	280,500
Graphic Packaging International, Inc.
9.500%, 08/15/13	50	51,625
9.500%, 06/15/17	175	185,500
Plastipak Holdings, Inc. 144A @
8.500%, 12/15/15	225	230,906
10.625%, 08/15/19	75	82,688
Rock-Tenn Co. 9.250%, 03/15/16	125	135,781
Sealed Air Corp. 144A @ 7.875%, 06/15/17	100	106,516
Smurfit-Stone Container Enterprises, Inc.¤ 8.000%, 03/15/17	250	220,313

		2,434,572

16

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Pharmaceuticals — 0.4%
Novasep Holding SAS 144A @ 9.750%, 12/15/16	$175	$170,625
Valeant Pharmaceuticals International 144A @ 8.375%, 06/15/16	200	206,000

		376,625

Pipelines — 1.1%
Dynegy Holdings, Inc.
7.500%, 06/01/15	250	233,750
7.750%, 06/01/19	275	238,563
El Paso Corp.
12.000%, 12/12/13	400	469,000
8.250%, 02/15/16	100	106,750
The Williams Cos., Inc. 8.750%, 01/15/20	100	119,297

		1,167,360

Real Estate — 0.3%
Realogy Corp. 12.375%, 04/15/15	350	272,125

Real Estate Investment Trusts — 0.9%
GGP LP CONV 144A @¤ 3.980%, 04/15/27	475	450,062
Host Hotels & Resorts LP 6.750%, 06/01/16	225	223,875
Ventas Realty LP 6.500%, 06/01/16	200	193,000

		866,937

Retail — 4.6%
AmeriGas Partners LP
7.250%, 05/20/15	150	150,000
7.125%, 05/20/16	325	325,000
Burlington Coat Factory Warehouse Corp. 11.125%, 04/15/14	225	232,312
Couche-Tard U.S. LP 7.500%, 12/15/13	200	203,500
Dollar General Corp.
10.625%, 07/15/15	42	46,515
11.875%, 07/15/17 PIK	206	237,930
Ferrellgas Escrow LLC
8.750%, 06/15/12	450	455,625
6.750%, 05/01/14	200	197,000
GameStop Corp. 8.000%, 10/01/12	225	233,156
HSN, Inc. 11.250%, 08/01/16	50	56,125
Inergy LP 8.750%, 03/01/15	125	128,438
Ltd. Brands, Inc.
6.900%, 07/15/17	25	24,969
8.500%, 06/15/19 144A @	125	135,937
Michaels Stores, Inc.
11.375%, 11/01/16	125	131,563
14.206%, 11/01/16 STEP	325	268,125

	Par (000)	Value†

Retail — (continued)
O’Charley’s, Inc. 9.000%, 11/01/13	$200	$197,500
OSI Restaurant Partners, Inc. 10.000%, 06/15/15	75	66,188
QVC, Inc. 144A @ 7.500%, 10/01/19	150	153,000
Rite Aid Corp.
9.750%, 06/12/16	50	54,250
10.375%, 07/15/16	25	26,500
10.250%, 10/15/19 144A @	225	237,375
Sally Holdings LLC
9.250%, 11/15/14	225	233,437
10.500%, 11/15/16	25	26,875
The Neiman-Marcus Group, Inc. 10.375%, 10/15/15	350	343,000
The Pantry, Inc. 7.750%, 02/15/14	250	240,000
Toys R Us Property Co. LLC 144A @ 8.500%, 12/01/17	175	178,062
Wendy’s/Arby’s Group LLC 10.000%, 07/15/16	150	163,500

		4,745,882

Semiconductors — 0.7%
Advanced Micro Devices, Inc.
6.000%, 05/01/15 CONV	425	382,500
8.125%, 12/15/17 144A @	275	273,969
STATS ChipPAC Ltd. 6.750%, 11/15/11	100	100,625

		757,094

Software — 1.2%
First Data Corp.
9.875%, 09/24/15	225	209,813
10.550%, 09/24/15 PIK	438	389,086
11.250%, 03/31/16	225	192,375
JDA Software Group, Inc. 144A @ 8.000%, 12/15/14	125	127,500
Open Solutions, Inc. 144A @ 9.750%, 02/01/15	350	269,062
SS&C Technologies, Inc. 11.750%, 12/01/13	75	79,500

		1,267,336

Storage & Warehousing — 0.5%
Mobile Mini, Inc. 9.750%, 08/01/14	500	520,000

Telecommunications — 12.3%
Alcatel-Lucent USA, Inc. CONV 2.875%, 06/15/25	50	42,625
Broadview Networks Holdings, Inc. 11.375%, 09/01/12	225	215,437
CC Holdings GS V LLC 144A @ 7.750%, 05/01/17	175	186,375
Cincinnati Bell, Inc. 7.000%, 02/15/15	175	172,813

17

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Telecommunications — (continued)
Clearwire Communications LLC 144A @
12.000%, 12/01/15	$100	$101,500
12.000%, 12/01/15	650	659,750
Cricket Communications, Inc.
9.375%, 11/01/14	200	201,000
10.000%, 07/15/15	150	152,063
Crown Castle International Corp. 9.000%, 01/15/15	350	372,750
Digicel Group Ltd. 144A @
8.875%, 01/15/15	300	291,000
8.250%, 09/01/17	225	219,375
Frontier Communications Corp. 8.250%, 05/01/14	175	182,438
GCI, Inc. 7.250%, 02/15/14	250	247,812
GeoEye, Inc. 144A @ 9.625%, 10/01/15	75	77,156
Hughes Network Systems LLC
9.500%, 04/15/14	125	127,813
9.500%, 04/15/14	100	103,250
Intelsat Bermuda Ltd. 144A @
11.250%, 02/04/17 STEP	325	325,812
11.500%, 02/04/17 PIK	159	156,586
Intelsat Corp. 9.250%, 06/15/16	400	413,000
Intelsat Jackson Holdings Ltd.
11.250%, 06/15/16	125	135,313
8.500%, 11/01/19 144A @	575	592,250
Intelsat Subsidiary Holding Co. Ltd. 144A @ 8.875%, 01/15/15	125	128,750
iPCS, Inc. PIK 3.531%, 05/01/14	308	261,674
Leap Wireless International, Inc. CONV 4.500%, 07/15/14	350	289,625
Level 3 Financing, Inc.
12.250%, 03/15/13	125	132,500
9.250%, 11/01/14	225	212,625
MetroPCS Wireless, Inc.
9.250%, 11/01/14	400	405,000
9.250%, 11/01/14	50	50,625
Nextel Communications, Inc.
6.875%, 10/31/13	300	291,000
7.375%, 08/01/15	100	97,250
NII Capital Corp. 144A @ 10.000%, 08/15/16	375	392,812
NII Holdings, Inc. CONV 3.125%, 06/15/12	150	137,625
Nordic Telephone Co. Holdings 144A @ 8.875%, 05/01/16	425	449,437
PAETEC Holding Corp.
9.500%, 07/15/15	225	216,562
8.875%, 06/30/17	200	202,500
Qwest Communications International, Inc.
7.500%, 02/15/14	125	125,469
8.000%, 10/01/15 144A @	225	231,187

	Par (000)	Value†

Telecommunications — (continued)
Qwest Corp.
8.875%, 03/15/12	$100	$107,500
8.375%, 05/01/16	200	214,500
SBA Communications Corp.
1.875%, 05/01/13	75	77,670
4.000%, 10/01/14 CONV 144A @	141	185,063
SBA Telecommunications, Inc. 144A @
8.000%, 08/15/16	50	52,250
8.250%, 08/15/19	50	53,000
Sprint Capital Corp.
8.375%, 03/15/12	175	181,125
6.875%, 11/15/28	225	187,031
8.750%, 03/15/32	225	212,063
Sprint Nextel Corp. 8.375%, 08/15/17	750	765,000
Telesat Canada
11.000%, 11/01/15	325	352,625
12.500%, 11/01/17	125	137,500
Viasat, Inc. 144A @ 8.875%, 09/15/16	100	103,000
West Corp. 9.500%, 10/15/14	250	253,750
Wind Acquisition Finance SA 144A @
12.000%, 12/01/15	400	428,000
11.750%, 07/15/17	350	382,375
Windstream Corp.
8.125%, 08/01/13	25	25,938
8.625%, 08/01/16	250	254,375

		12,573,524

Textiles — 0.3%
Invista 144A @ 9.250%, 05/01/12	300	304,500

Transportation — 0.4%
Bristow Group, Inc. 7.500%, 09/15/17	250	247,500
Kansas City Southern de Mexico SA de CV 9.375%, 05/01/12	100	103,750
Kansas City Southern Railway 13.000%, 12/15/13	50	58,000

		409,250

TOTAL CORPORATE BONDS (Cost $88,652,855)		93,962,252

18

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

HIGH YIELD BOND FUND

	Number of Shares	Value†
WARRANTS — 0.0%
Anvil Holdings, Inc., Class A*^	9,238	$370
Anvil Holdings, Inc., Class B*^	10,264	205
GeoEye, Inc.*^	612	8,574
iPCS, Inc. 144A @*^	300	0
MDP Acquisitions Plc 144A @*^	100	4,603
Pathmark Stores, Inc.*^~	2,350	0

TOTAL WARRANTS (Cost $89,011)		13,752

SHORT-TERM INVESTMENTS — 4.9%
T. Rowe Price Reserve Investment Fund (Cost $4,988,331)	4,988,331	4,988,331

TOTAL INVESTMENTS — 100.0% (Cost $97,504,575)		$102,262,543

†	See Security Valuation Note.
*	Non-income producing security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
^	Illiquid security. The total market value of illiquid securities at December 31, 2009 is $589,889.
•	Variable Rate Security.
¤	Defaulted Security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2009 is $200,516.
+	Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

PIK — Payment in Kind Security.

Plc — Public Limited Company.

STEP — Step Coupon Bond.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCK
Apparel	$623	$—	$623	$—
Banks	195,849	195,849	—	—
Chemicals	340,286	340,286	—	—
Electrical Components & Equipment	100,028	100,028	—	—
Entertainment	31,375	31,375	—	—
Food	100,102	100,102	—	—
Iron & Steel	230,126	230,126	—	—
Media	118,320	118,320	—	—
Mining	120,435	120,435	—	—
Oil & Gas Services	199,550	199,550	—	—
Telecommunications	476,328	476,328	—	—
PREFERRED STOCKS	1,385,186	1,339,114	—	46,072
CORPORATE BONDS	93,962,252	—	93,962,252	—
WARRANTS	13,752	8,574	5,178	—
SHORT-TERM INVESTMENTS	4,988,331	4,988,331	—	—

TOTAL INVESTMENTS	102,262,543	8,248,418	93,968,053	46,072

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities –Preferred Stock (Market Value)
Balance as of 12/31/2008	$—
Transfers in and/or out of Level 3	47,767
Change in Appreciation/(Depreciation)	(1,695)

Balance as of 12/31/2009	46,072

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 Securities still held at year end and included in the change in net assets was $(1,695).

The accompanying notes are an integral part of these financial statements.

19

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

FLEXIBLY MANAGED FUND

	Number of Shares	Value†
COMMON STOCKS — 63.2%
Aerospace & Defense — 4.0%
Goodrich Corp.#	322,200	$20,701,350
Lockheed Martin Corp.	115,000	8,665,250
Northrop Grumman Corp.	178,700	9,980,395
United Technologies Corp.	203,500	14,124,935

		53,471,930

Agriculture — 2.2%
Altria Group, Inc.	199,600	3,918,148
Philip Morris International, Inc.	534,100	25,738,279

		29,656,427

Auto Parts & Equipment — 0.1%
Lear Corp.*	10,431	705,553

Banks — 5.3%
Bank of America Corp.#	1,051,915	15,841,840
JPMorgan Chase & Co.	515,400	21,476,718
State Street Corp.	244,000	10,623,760
Wells Fargo & Co.	846,200	22,838,938

		70,781,256

Beverages — 1.5%
PepsiCo, Inc.	325,400	19,784,320

Chemicals — 0.8%
Monsanto Co.	58,400	4,774,200
The Sherwin-Williams Co.#	95,300	5,875,245

		10,649,445

Commercial Services — 1.3%
The Western Union Co.	928,500	17,502,225

Computers — 1.6%
International Business Machines Corp.	163,700	21,428,330

Cosmetics & Personal Care — 1.2%
The Procter & Gamble Co.	270,582	16,405,386

Distribution & Wholesale — 0.3%
Mitsubishi Corp.	146,900	3,659,037

Diversified Financial Services — 0.8%
Ameriprise Financial, Inc.	275,500	10,694,910

Electric — 3.7%
American Electric Power Co., Inc.	426,000	14,820,540
Entergy Corp.	105,000	8,593,200
FPL Group, Inc.#	39,300	2,075,826
NRG Energy, Inc.*	140,000	3,305,400
NV Energy, Inc.	592,100	7,330,198
OGE Energy Corp.	330,300	12,184,767
PG&E Corp.	40,000	1,786,000

		50,095,931

Electronics — 1.1%
Thermo Fisher Scientific, Inc.*	3,300	157,377
Tyco Electronics Ltd.	573,025	14,067,764

		14,225,141

	Number of Shares	Value†

Environmental Control — 0.1%
Republic Services, Inc.	61,300	$1,735,403

Food — 3.3%
Campbell Soup Co.	259,100	8,757,580
General Mills, Inc.	172,514	12,215,716
Heinz (H.J.) Co.	200	8,552
Kellogg Co.#	450,900	23,987,880

		44,969,728

Gas — 1.1%
CenterPoint Energy, Inc.	495,100	7,183,901
Sempra Energy	128,000	7,165,440

		14,349,341

Healthcare Products — 6.7%
Bard (C.R.), Inc.	200,100	15,587,790
Baxter International, Inc.	82,800	4,858,704
Becton, Dickinson & Co.	52,900	4,171,694
CareFusion Corp.*	476,091	11,907,036
Covidien Plc	699,025	33,476,307
Henry Schein, Inc.*#	248,871	13,090,615
Johnson & Johnson	70,900	4,566,669
Stryker Corp.	44,700	2,251,539

		89,910,354

Household Products & Wares — 0.6%
Clorox Co.	106,500	6,496,500
Fortune Brands, Inc.#	38,600	1,667,520

		8,164,020

Insurance — 3.4%
AON Corp.	572,500	21,949,650
MetLife, Inc.	248,300	8,777,405
White Mountains Insurance Group Ltd.	46,800	15,568,488

		46,295,543

Internet — 0.0%
AOL, Inc.*#	10,001	232,815

Media — 3.8%
Cablevision Systems Corp., Class A	784,200	20,248,044
Discovery Communications, Inc., Class C*	91,900	2,437,188
Time Warner, Inc.#	957,766	27,909,301

		50,594,533

Miscellaneous Manufacturing — 3.3%
Danaher Corp.#	387,439	29,135,413
Tyco International Ltd.*	439,525	15,682,252

		44,817,665

Oil & Gas — 3.1%
CNX Gas Corp.*	352,000	10,391,040
Exxon Mobil Corp.	349,500	23,832,405
Japan Petroleum Exploration Co.	54,400	2,398,627
Murphy Oil Corp.	96,800	5,246,560

		41,868,632

20

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

FLEXIBLY MANAGED FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — 2.8%
Allergan, Inc.	94,254	$5,938,945
Cardinal Health, Inc.#	154,382	4,977,276
Merck & Co., Inc.	215,900	7,888,986
Pfizer, Inc.	1,041,008	18,935,935

		37,741,142

Pipelines — 3.1%
Spectra Energy Corp.	863,595	17,712,333
The Williams Cos., Inc.	1,123,400	23,681,272

		41,393,605

Real Estate — 0.3%
The St. Joe Co.*#	141,100	4,076,379

Retail — 5.0%
AutoZone, Inc.*#	88,300	13,957,581
CVS Caremark Corp.	266,300	8,577,523
Dollar General Corp.*#	198,800	4,459,084
Lowe’s Cos., Inc.	1,017,500	23,799,325
McDonald’s Corp.	157,900	9,859,276
Wal-Mart Stores, Inc.	123,100	6,579,695

		67,232,484

Software — 1.5%
CA, Inc.	293,800	6,598,748
Electronic Arts, Inc.*	412,800	7,327,200
Microsoft Corp.	209,500	6,387,655

		20,313,603

Telecommunications — 0.9%
Vodafone Group Plc ADR#	541,200	12,496,308

Toys, Games & Hobbies — 0.3%
Hasbro, Inc.	126,900	4,068,414

TOTAL COMMON STOCKS (Cost $705,420,491)		849,319,860

PREFERRED STOCKS — 2.5%
Auto Parts & Equipment — 0.0%
Lear Corp.*	5,853	374,592

Banks — 0.7%
Bank of America Corp. CONV*	619,300	9,239,956

Diversified Financial Services — 0.5%
AMG Capital Trust I CONV#	163,900	6,515,025

Finance — 0.0%
Federal National Mortgage Association CONV*	70	192,500

Food — 0.1%
Heinz (H.J.) Finance Co. 144A @^	15	1,556,250

Housewares — 0.5%
Newell Financial Trust I CONV~	159,100	5,780,580

Insurance — 0.5%
Aspen Insurance Holdings Ltd. CONV	131,475	6,905,067

	Number of Shares	Value†

Oil & Gas — 0.0%
Goodrich Petroleum Corp. CONV	5,543	$241,121

Telecommunications — 0.2%
Crown Castle International Corp. CONV	51,000	3,034,500

TOTAL PREFERRED STOCKS (Cost $41,311,556)		33,839,591

	Par (000)
CORPORATE BONDS — 13.5%
Aerospace & Defense — 0.0%
BAE Systems Holdings, Inc. 144A @^ 6.375%, 06/01/19	$610	656,158

Airlines — 0.2%
American Airlines Pass Through Trust 2009-1A 10.375%, 07/02/19	440	492,800
Continental Airlines, Inc. 9.000%, 07/08/16	1,000	1,070,000
Delta Air Lines, Inc. 7.750%, 12/17/19	890	907,800

		2,470,600

Biotechnology — 0.6%
Millipore Corp. CONV 3.750%, 06/01/26	7,608	7,845,750

Coal — 0.7%
Peabody Energy Corp. 6.875%, 03/15/13	425	429,781
4.750%, 12/15/41 CONV	8,924	9,013,240

		9,443,021

Cosmetics & Personal Care — 0.1%
The Procter & Gamble Co. 5.500%, 02/01/34	785	802,944

Diversified Financial Services — 0.3%
Janus Capital Group, Inc. 6.950%, 06/15/17	1,850	1,743,725
Teco Finance, Inc. 7.000%, 05/01/12	1,675	1,787,617

		3,531,342

Electric — 0.6%
Black Hills Corp. 9.000%, 05/15/14	350	399,143
Calpine Construction Finance Co. LP 144A @ 8.000%, 06/01/16	2,800	2,884,000
Dominion Resources, Inc. 5.200%, 08/15/19	500	507,796
Kansas Gas & Electric Co. 144A @^ 6.700%, 06/15/19	490	544,542
Otter Tail Corp. 9.000%, 12/15/16	890	907,800
Pacific Gas & Electric Co. 1.206%, 06/10/10•	870	873,481

21

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

FLEXIBLY MANAGED FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Public Service Co. of Colorado 5.125%, 06/01/19	$805	$837,367
Virginia Electric & Power Co. 6.000%, 01/15/36	975	1,008,884

		7,963,013

Electrical Components & Equipment — 0.1%
SunPower Corp. CONV 4.750%, 04/15/14	928	1,056,760

Electronics — 0.3%
Agilent Technologies, Inc. 5.500%, 09/14/15	435	455,968
Newport Corp. CONV 2.500%, 02/15/12	3,930	3,591,038

		4,047,006

Environmental Control — 0.0%
Republic Services, Inc. 144A @^ 5.500%, 09/15/19	526	534,128

Food — 0.2%
Kellogg Co. 5.125%, 12/03/12	435	472,089
4.450%, 05/30/16	1,480	1,524,060
Kraft Foods, Inc. 6.125%, 02/01/18	910	956,903

		2,953,052

Forest Products & Paper — 0.1%
Georgia-Pacific LLC 144A @ 8.250%, 05/01/16	800	848,000

Gas — 0.0%
Atmos Energy Corp. 8.500%, 03/15/19	435	528,361

Healthcare Products — 0.2%
Beckman Coulter, Inc. 7.000%, 06/01/19	435	492,969
CareFusion Corp. 144A @^ 6.375%, 08/01/19	875	936,706
Johnson & Johnson 5.950%, 08/15/37	1,655	1,820,215

		3,249,890

Healthcare Services — 0.3%
LifePoint Hospitals, Inc. CONV 3.250%, 08/15/25	3,676	3,386,515

Household Products & Wares — 0.2%
Fortune Brands, Inc. 5.125%, 01/15/11	930	959,194
6.375%, 06/15/14	1,735	1,858,107

		2,817,301

Internet — 0.0%
VeriSign, Inc. CONV 3.250%, 08/15/37	435	386,606

	Par (000)	Value†

Iron & Steel — 0.2%
United States Steel Corp. CONV 4.000%, 05/15/14	$1,206	$2,259,743

Lodging — 0.1%
Hyatt Hotels Corp. 144A @^ 6.875%, 08/15/19	1,090	1,088,755
MGM Mirage @ 10.375%, 05/15/14 144A	300	325,500
11.125%, 11/15/17 144A	375	415,313

		1,829,568

Machinery — Diversified — 0.1%
Roper Industries, Inc. 6.250%, 09/01/19	1,365	1,421,052

Media — 1.0%
CSC Holdings, Inc. 7.625%, 04/01/11	3,625	3,742,813
DIRECTV Holdings LLC 144A @^ 5.875%, 10/01/19	315	320,385
Liberty Media LLC CONV 3.125%, 03/30/23	4,408	4,435,550
Sirius XM Radio, Inc. 144A @ 9.750%, 09/01/15	100	105,250
Time Warner, Inc. 6.875%, 05/01/12	3,310	3,623,599
XM Satellite Radio, Inc. 144A @ 11.250%, 06/15/13	1,150	1,236,250

		13,463,847

Mining — 1.2%
Freeport-McMoRan Copper & Gold, Inc. 3.881%, 04/01/15•	8,150	8,104,197
Newmont Mining Corp. CONV 1.250%, 07/15/14#	1,386	1,729,035
1.625%, 07/15/17	3,006	3,723,682
Teck Resources Ltd.
9.750%, 05/15/14	1,125	1,297,969
10.750%, 05/15/19	800	956,000

		15,810,883

Miscellaneous Manufacturing — 0.2%
Actuant Corp. CONV 2.000%, 11/15/23	272	293,760
Tyco Electronics Group SA 6.000%, 10/01/12	1,750	1,856,753
6.550%, 10/01/17	910	940,905

		3,091,418

Oil & Gas — 0.8%
Anadarko Petroleum Corp. 8.700%, 03/15/19	440	547,323
ConocoPhillips 6.500%, 02/01/39	870	965,563
Devon Energy Corp. 6.300%, 01/15/19	560	623,536
Forest Oil Corp. 144A @ 8.500%, 02/15/14	1,300	1,358,500

22

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

FLEXIBLY MANAGED FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Oil & Gas — (continued)
Goodrich Petroleum Corp. CONV 3.250%, 12/01/26	$223	$205,439
Hess Corp. 8.125%, 02/15/19	870	1,049,183
Petrohawk Energy Corp. 10.500%, 08/01/14	75	81,937
Pride International, Inc. 8.500%, 06/15/19	610	704,550
Questar Market Resources, Inc. 6.800%, 03/01/20	440	458,614
Quicksilver Resources, Inc. 11.750%, 01/01/16	1,200	1,362,000
Range Resources Corp. 8.000%, 05/15/19	750	802,500
Shell International Finance BV 6.375%, 12/15/38	1,305	1,471,228
XTO Energy, Inc. 6.500%, 12/15/18	375	428,512
6.750%, 08/01/37	865	1,018,877

		11,077,762

Oil & Gas Services — 0.5%
Oil States International, Inc. CONV 2.375%, 07/01/25	4,889	6,759,043

Packaging and Containers — 0.0%
Ball Corp. 7.375%, 09/01/19	50	51,375
Silgan Holdings, Inc. 7.250%, 08/15/16	375	385,313

		436,688

Pharmaceuticals — 0.2%
Valeant Pharmaceuticals International CONV 4.000%, 11/15/13	2,219	2,651,705

Pipelines — 0.5%
Boardwalk Pipelines LP 5.750%, 09/15/19	870	857,828
Buckeye Partners LP 5.500%, 08/15/19	1,005	1,001,974
Gulfstream Natural Gas System LLC 144A @^ 6.950%, 06/01/16	505	558,095
Magellan Midstream Partners LP 6.550%, 07/15/19	195	211,675
Southeast Supply Header LLC 144A @^ 4.850%, 08/15/14	430	439,052
Spectra Energy Capital LLC 5.650%, 03/01/20	455	459,164
Tennessee Gas Pipeline Co. 8.000%, 02/01/16	100	114,750
The Williams Cos., Inc. 8.125%, 03/15/12	2,800	3,061,699

		6,704,237

	Par (000)	Value†

Real Estate Investment Trusts — 0.6%
GGP LP CONV 144A @¤# 3.980%, 04/15/27	$3,385	$3,207,288
Host Hotels & Resorts LP CONV 144A @^ 2.625%, 04/15/27	5,153	4,830,937

		8,038,225

Retail — 0.8%
Group 1 Automotive, Inc. CONV STEP 2.250%, 06/15/36	6,216	4,763,010
Home Depot, Inc. 4.625%, 08/15/10	218	223,168
5.400%, 03/01/16	2,175	2,276,920
Penske Auto Group, Inc. 7.750%, 12/15/16	2,125	2,055,938
Wal-Mart Stores, Inc. 3.200%, 05/15/14	555	565,185
Walgreen Co. 4.875%, 08/01/13	435	467,123

		10,351,344

Semiconductors — 1.8%
Linear Technology Corp. CONV 3.000%, 05/01/27	16,055	16,095,137
Xilinx, Inc. CONV 3.125%, 03/15/37	8,074	7,468,450

		23,563,587

Telecommunications — 1.6%
Alcatel-Lucent USA, Inc. CONV 2.875%, 06/15/25	3,600	3,069,000
CC Holdings GS V LLC 144A @ 7.750%, 05/01/17	3,400	3,621,000
Cellco Partnership 2.869%, 05/20/11•	1,750	1,809,388
3.750%, 05/20/11	615	634,167
Crown Castle International Corp. 9.000%, 01/15/15	500	532,500
Harris Corp. 6.375%, 06/15/19	260	280,743
JDS Uniphase Corp. CONV 1.000%, 05/15/26	5,290	4,522,950
MetroPCS Wireless, Inc. 9.250%, 11/01/14	375	379,688
9.250%, 11/01/14	1,625	1,645,313
SBA Communications Corp. 1.875%, 05/01/13	959	993,140
SBA Telecommunications, Inc. 144A @ 8.000%, 08/15/16	300	313,500
8.250%, 08/15/19	225	238,500
Sprint Capital Corp. 8.375%, 03/15/12	2,650	2,742,750
6.900%, 05/01/19	300	276,000

		21,058,639

TOTAL CORPORATE BONDS (Cost $166,370,291)		181,038,188

23

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

FLEXIBLY MANAGED FUND

	Par (000)	Value†
LOAN AGREEMENTS — 6.6%
Auto Parts & Equipment — 0.1%
Lear Corp.‡ 9.000%, 11/09/14	$295	$296,574
7.500%, 11/30/14	938	940,434

		1,237,008

Biotechnology — 0.0%
Life Technologies Corp.‡ 5.250%, 11/21/15	482	484,284

Chemicals — 0.1%
Ashland, Inc.‡ 7.650%, 05/20/14	484	490,358
Nalco Co.‡ 1.750%, 05/01/16	500	475,415

		965,773

Diversified Financial Services — 0.6%
Nuveen Investment, Inc.‡ 3.281%-3.282%, 11/13/14	4,088	3,573,022
Pinnacle Foods Finance LLC‡
2.985%, 04/02/14	2,494	2,320,101
2.985%, 04/02/14	750	752,940
Universal City Development Partners Ltd.‡ 6.500%, 10/20/14	1,250	1,251,562

		7,897,625

Engineering & Construction — 0.5%
CSC Holdings, Inc.‡
1.254%-1.296%, 02/24/12	1,966	1,901,446
2.004%-2.046%, 03/30/16	4,730	4,620,010

		6,521,456

Food — 0.4%
Wm. Wrigley Jr. Co.‡
2.750%, 12/11/12	3,000	2,999,640
3.000%, 12/11/14	3,000	3,006,840

		6,006,480

Forest Products & Paper — 1.2%
Georgia-Pacific Corp.‡
2.251%, 12/20/10	491	485,002
2.251%-2.256%, 12/20/12	9,000	8,696,655
3.481%-3.506%, 12/23/14	6,483	6,438,606

		15,620,263

Healthcare Products — 0.1%
Butler Schein Animal Health‡ 3.500%, 12/31/15	750	750,000

Healthcare Services — 0.5%
HCA, Inc.‡ 1.751%, 11/18/12	7,035	6,727,688

Holding Companies — 0.2%
Reynolds Group Issuer, Inc.‡ 6.250%, 11/02/15	2,000	2,007,080

Lodging — 0.2%
MGM Mirage‡ 6.000%, 10/03/11	2,796	2,601,983

	Par (000)	Value†

Media — 1.7%
CCO Holding LLC 2.500%, 09/06/14	$500	$454,765
Charter Communications Operating LLC‡
2.000%, 03/06/14	4,987	4,668,640
7.250%, 03/06/14	1,489	1,518,409
Discovery Communications‡
2.251%, 05/14/14	2,468	2,407,683
5.250%, 05/14/14	1,985	1,999,391
Sirius XM Radio, Inc.,‡ 2.563%, 12/20/12	1,247	1,164,210
The Weather Channel, Inc.‡ 7.250%, 07/25/15	9,871	9,945,237

		22,158,335

Miscellaneous Manufacturing — 0.1%
RBS Global, Inc.‡ 2.750%-2.813%, 07/19/13	1,750	1,632,978

Retail — 0.2%
Rite Aid Corp.‡ 1.990%, 06/04/14	3,242	2,860,845

Software — 0.6%
First Data Corp.‡
2.999%-3.001%, 09/24/14	3,491	3,094,940
2.982%-3001%, 09/24/14	6,234	5,528,423

		8,623,363

Telecommunications — 0.1%
Intelsat Corp.‡ 2.735%, 01/03/14	2,000	1,888,580

TOTAL LOAN AGREEMENTS (Cost $84,267,606)		87,983,741

	Number of Shares
WARRANTS — 0.0%
Lear Corp.* (Cost $56,300)	1	98,940

	Number of Contracts
PURCHASED OPTIONS — 0.0%
Call Options — 0.0%
Automatic Data Processing, Inc., $50, 01/16/10*	43	215
Danaher Corp., $80, 01/16/10*	46	460
International Paper Co., $35, 01/16/10*	47	235
Johnson & Johnson, $65, 01/16/10*	141	6,204
Johnson & Johnson, $70, 01/16/10*	87	348
Northrop Grumman Corp., $80, 01/16/10*	17	85
Wellpoint, Inc., $50, 01/16/10*	338	298,454

TOTAL PURCHASED OPTIONS (Cost $387,813)		306,001

24

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

FLEXIBLY MANAGED FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 11.9%
T. Rowe Price Reserve Investment Fund (Cost $159,412,387)	159,412,388	$159,412,388

SECURITIES LENDING COLLATERAL — 2.3%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.104%, 01/04/2010 (Cost $31,537,753)	31,537,753	31,537,753

TOTAL INVESTMENTS — 100.0% (Cost $1,188,764,197)		$1,343,536,462

	Number of Contracts
WRITTEN OPTIONS
Call Options
Altria Group, Inc., $20, 01/22/11*	(1,996)	(217,564)
Clorox Co., $65, 01/22/11*	(1,065)	(287,550)
Exxon Mobil Corp., $75, 01/22/11*	(1,746)	(549,990)
Exxon Mobil Corp., $80, 01/22/11*	(833)	(156,604)
General Mills, Inc., $70, 01/16/10*	(384)	(48,000)
Goodrich Corp., $70, 01/22/11*	(1,531)	(765,500)
Heinz (H.J.) Finance Co., $40, 01/16/10*	(2)	(590)
Johnson & Johnson, $70, 01/22/11*	(355)	(74,550)
McDonald’s Corp., $70, 01/22/11*	(1,016)	(204,216)
Microsoft Corp., $22.5, 01/16/10*	(805)	(668,150)
PepsiCo, Inc., $70, 01/22/11*	(1,035)	(160,425)
Pfizer, Inc., $20, 01/22/11*	(10,410)	(1,217,970)
PG&E Corp., $45, 06/19/10*	(400)	(82,000)
Sempra Energy, $50, 01/16/10*	(1,081)	(637,790)
Spectra Energy Corp., $20, 03/20/10*	(1,558)	(155,800)
Stryker Corp., $55, 01/22/11*	(447)	(143,040)
The Procter & Gamble Co., $60, 01/16/10*	(1,564)	(192,372)
The Procter & Gamble Co., $65, 01/22/11*	(1,000)	(321,000)
The Williams Cos., Inc., $20, 01/16/10*	(1,799)	(215,880)
Wal- Mart Stores, Inc., $60, 01/16/10*	(965)	(965)

TOTAL WRITTEN OPTIONS (Premiums $(5,838,310))		(6,099,956)

†	See Security Valuation Note.
*	Non-income producing security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
^	Illiquid security. The total market value of illiquid securities at December 31, 2009 is $11,465,008.
~	Fair valued security. The total market value of fair valued securities at December 31, 2009 is $5,780,580.
¤	Defaulted Security.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2009. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
#	Security position is either entirely or partially on loan.
ADR	— American Depository Receipt.
CONV	— Convertible Security.
LLC	— Limited Liability Company.
LP	— Limited Partnership.
Plc	— Public Limited Company.
STEP	— Step Coupon Bond.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCK
Aerospaced Defense	$53,471,930	$53,471,930	$—	$—
Agriculture	29,656,427	29,656,427	—	—
Auto Parts & Equipment	705,553	705,553	—	—
Banks	70,781,256	70,781,256	—	—
Beverages	19,784,320	19,784,320	—	—
Chemicals	10,649,445	10,649,445	—	—
Commercial Services	17,502,225	17,502,225	—	—
Computers	21,428,330	21,428,330	—	—
Cosmetics & Personal Care	16,405,386	16,405,386	—	—
Distribution & Wholesale	3,659,037	—	3,659,037	—
Diversified Financial Services	10,694,910	10,694,910	—	—
Electric	50,095,931	50,095,931	—	—
Electronics	14,225,141	14,225,141	—	—
Environmental Control	1,735,403	1,735,403	—	—
Food	44,969,728	44,969,728	—	—
Gas	14,349,341	14,349,341	—	—

25

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

FLEXIBLY MANAGED FUND

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Healthcare Products	$89,910,354	$89,910,354	$—	$—
Household Products & Wares	8,164,020	8,164,020	—	—
Insurance	46,295,543	46,295,543	—	—
Internet	232,815	232,815	—	—
Media	50,594,533	50,594,533	—	—
Miscellaneous Manufacturing	44,817,665	44,817,665	—	—
Oil & Gas	41,868,632	39,470,005	2,398,627	—
Pharmaceuticals	37,741,142	37,741,142	—	—
Pipelines	41,393,605	41,393,605	—	—
Real Estate	4,076,379	4,076,379	—	—
Retail	67,232,484	67,232,484	—	—
Software	20,313,603	20,313,603	—	—
Telecommunications	12,496,308	12,496,308	—	—
Toys, Games & Hobbies	4,068,414	4,068,414	—	—
PREFERRED STOCKS
Auto Parts & Equipment	374,592	374,592	—	—
Banks	9,239,956	9,239,956	—	—
Diversified Financial Services	6,515,025	6,515,025	—	—
Finance	192,500	192,500	—	—
Food	1,556,250	1,556,250	—	—
Housewares	5,780,580	—	5,780,580	—
Insurance	6,905,067	6,905,067	—	—
Oil & Gas	241,121	241,121	—	—
Telecommunications	3,034,500	3,034,500	—	—
CORPORATE BONDS	181,038,188	—	181,038,188	—
LOAN AGREEMENTS	87,983,741	—	87,983,741	—
WARRANTS	98,940	—	98,940	—
PURCHASED OPTIONS	306,001	306,001	—	—
SHORT-TERM INVESTMENTS	159,412,388	159,412,388	—	—
SECURITIES LENDING COLLATERAL	31,537,753	31,537,753	—	—

TOTAL INVESTMENTS	1,343,536,462	1,062,577,349	280,959,113	—

The accompanying notes are an integral part of these financial statements.

LIABILITIES TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
WRITTEN OPTIONS	$(6,099,956)	$(3,182,191)	$(2,917,765)	$—

Total Liabilities	$(6,099,956)	$(3,182,191)	$(2,917,765)	$—

26

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

BALANCED FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 59.8%
Penn Series Index 500 Fund* (Cost $35,437,611)	4,534,280	$35,911,498

AFFILIATED FIXED INCOME FUNDS — 39.9%
Penn Series Quality Bond Fund (Cost $23,539,301)	2,196,422	23,940,998

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds TempCash - Institutional Shares	95,897	95,897
BlackRock Liquidity Funds TempFund - Institutional Shares	95,896	95,896

TOTAL SHORT-TERM INVESTMENTS (Cost $191,793)		191,793

TOTAL INVESTMENTS — 100.0% (Cost $59,168,705)		$60,044,289

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$35,911,498	$35,911,498	$—	$—
AFFILIATED FIXED INCOME FUNDS	23,940,998	23,940,998	—	—
SHORT-TERM INVESTMENTS	191,793	191,793	—	—

TOTAL INVESTMENTS	60,044,289	60,044,289	—	—

The accompanying notes are an integral part of these financial statements.

27

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

LARGE GROWTH STOCK FUND

	Number of Shares	Value†
COMMON STOCKS — 86.3%
Apparel — 0.6%
NIKE, Inc., Class B#	15,700	$1,037,299

Auto Manufacturers — 0.5%
PACCAR, Inc.#	22,600	819,702

Banks — 6.2%
Bank of America Corp.	21,300	320,778
JPMorgan Chase & Co.	67,600	2,816,892
Morgan Stanley	41,900	1,240,240
Northern Trust Corp.	14,600	765,040
PNC Financial Services Group, Inc.	13,400	707,386
State Street Corp.	8,800	383,152
The Goldman Sachs Group, Inc.	8,800	1,485,792
U.S. Bancorp#	61,000	1,373,110
Wells Fargo & Co.	39,600	1,068,804

		10,161,194

Beverages — 1.0%
PepsiCo, Inc.	26,300	1,599,040

Biotechnology — 2.3%
Celgene Corp.*	12,800	712,704
Gilead Sciences, Inc.*	55,700	2,410,696
Illumina, Inc.*#	7,500	229,875
Vertex Pharmaceuticals, Inc.*	11,900	509,915

		3,863,190

Chemicals — 1.6%
Monsanto Co.	10,600	866,550
Praxair, Inc.	22,100	1,774,851

		2,641,401

Commercial Services — 5.3%
Automatic Data Processing, Inc.	21,100	903,502
Cielo S.A.	50,300	443,195
Mastercard, Inc., Class A#	7,100	1,817,458
The Western Union Co.	66,500	1,253,525
Visa, Inc., Class A#	50,200	4,390,492

		8,808,172

Computers — 7.4%
Accenture Plc, Class A#	35,200	1,460,800
Apple, Inc.*	43,700	9,214,582
Hewlett-Packard Co.	10,900	561,459
International Business Machines Corp.	8,000	1,047,200

		12,284,041

Cosmetics & Personal Care — 0.7%
The Procter & Gamble Co.	19,612	1,189,075

Distribution & Wholesale — 0.3%
Fastenal Co.#	11,200	466,368

Diversified Financial Services — 5.0%
American Express Co.	31,500	1,276,380
BlackRock, Inc.#	2,100	487,620
CME Group, Inc.	2,200	739,090
Franklin Resources, Inc.#	11,500	1,211,525
IntercontinentalExchange, Inc.*	9,400	1,055,620
Invesco Ltd.	60,600	1,423,494

	Number of Shares	Value†

Diversified Financial Services — (continued)
TD Ameritrade Holding Corp.*	41,000	$794,580
The Charles Schwab Corp.	66,800	1,257,176

		8,245,485

Electronics — 1.0%
Dolby Laboratories, Inc., Class A*	23,900	1,140,747
Toshiba Corp.*	80,000	443,908

		1,584,655

Engineering & Construction — 0.3%
McDermott International, Inc.*	23,000	552,230

Environmental Control — 0.4%
Republic Services, Inc.	22,200	628,482

Food — 0.4%
Nestle S.A.	12,734	618,027

Healthcare Products — 1.4%
Covidien Plc	1,750	83,807
Intuitive Surgical, Inc.*	4,600	1,395,272
Stryker Corp.	17,400	876,438

		2,355,517

Healthcare Services — 0.3%
WellPoint, Inc.*	7,300	425,517

Insurance — 0.5%
Sun Life Financial, Inc.	25,700	743,343

Internet — 11.3%
Amazon.com, Inc.*	34,900	4,694,748
Baidu, Inc. ADR*	2,600	1,069,198
Expedia, Inc.*	37,377	960,963
Google, Inc., Class A*	13,600	8,431,728
McAfee, Inc.*	26,000	1,054,820
priceline.com, Inc.*#	3,000	655,500
Tencent Holdings Ltd.	84,900	1,836,198

		18,703,155

Leisure Time — 0.2%
Carnival Corp.*	9,700	307,393

Lodging — 0.9%
Marriott International, Inc., Class A#	44,997	1,226,168
MGM Mirage*	17,600	160,512
Wynn Macau Ltd.*	132,800	163,573

		1,550,253

Machinery — Diversified — 0.6%
Deere & Co.	10,000	540,900
Rockwell Automation, Inc.#	11,100	521,478

		1,062,378

Media — 1.5%
The McGraw-Hill Cos., Inc.#	36,500	1,223,115
The Walt Disney Co.	36,400	1,173,900

		2,397,015

Metal Fabricate/Hardware — 0.9%
Precision Castparts Corp.	13,800	1,522,830

28

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

LARGE GROWTH STOCK FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Mining — 0.9%
Agnico-Eagle Mines Ltd.	6,500	$351,000
BHP Billiton Ltd.	31,481	1,204,671

		1,555,671

Miscellaneous Manufacturing — 3.3%
3M Co.	12,800	1,058,176
Danaher Corp.	57,700	4,339,040

		5,397,216

Oil & Gas — 3.4%
EOG Resources, Inc.	11,800	1,148,140
Exxon Mobil Corp.	7,000	477,330
Murphy Oil Corp.	12,900	699,180
Petroleo Brasileiro S.A. Sponsored ADR	45,500	1,928,745
Suncor Energy, Inc.#	40,400	1,426,524

		5,679,919

Oil & Gas Services — 2.1%
Cameron International Corp.*	22,900	957,220
Schlumberger Ltd.	36,200	2,356,258
Smith International, Inc.	5,400	146,718

		3,460,196

Pharmaceuticals — 7.3%
Allergan, Inc.	29,400	1,852,494
Express Scripts, Inc.*	33,100	2,861,495
McKesson Corp.	20,400	1,275,000
Medco Health Solutions, Inc.*	79,500	5,080,845
Teva Pharmaceutical Industries Ltd. ADR#	16,800	943,824

		12,013,658

Retail — 5.2%
AutoZone, Inc.*	11,200	1,770,384
CarMax, Inc.*#	31,600	766,300
Costco Wholesale Corp.#	19,000	1,124,230
Kohl’s Corp.*	14,600	787,378
Lowe’s Cos., Inc.	56,100	1,312,179
O’Reilly Automotive, Inc.*#	13,000	495,560
Starbucks Corp.*	66,700	1,538,102
Yum! Brands, Inc.	22,100	772,837

		8,566,970

Semiconductors — 2.1%
Broadcom Corp., Class A*	23,600	742,220
Intel Corp.	36,900	752,760
Marvell Technology Group Ltd.*#	79,400	1,647,550
Samsung Electronics Co. Ltd.	542	371,773

		3,514,303

Software — 2.6%
Autodesk, Inc.*#	26,500	673,365
Microsoft Corp.	91,475	2,789,073
Salesforce.com, Inc.*	10,500	774,585

		4,237,023

	Number of Shares	Value†

Telecommunications — 7.5%
American Tower Corp., Class A*	56,100	$2,424,081
Cisco Systems, Inc.*	76,100	1,821,834
Crown Castle International Corp.*	85,100	3,322,304
Juniper Networks, Inc.*	52,900	1,410,843
Leap Wireless International, Inc.*#	12,300	215,865
MetroPCS Communications, Inc.*#	33,100	252,553
QUALCOMM, Inc.	61,500	2,844,990

		12,292,470

Transportation — 1.3%
Expeditors International of Washington, Inc.	26,900	934,237
FedEx Corp.	10,700	892,915
Union Pacific Corp.#	4,000	255,600

		2,082,752

TOTAL COMMON STOCKS (Cost $116,273,783)		142,365,940

PREFERRED STOCKS — 0.3%
Banks — 0.3%
Bank of America Corp. CONV (Cost $559,500)	37,300	556,516

SHORT-TERM INVESTMENTS — 1.0%
BlackRock Liquidity Funds TempCash - Institutional Shares	779,655	779,655
BlackRock Liquidity Funds TempFund - Institutional Shares	779,654	779,654
T. Rowe Price Reserve Investment Fund	47,589	47,589

TOTAL SHORT-TERM INVESTMENTS (Cost $1,606,898)		1,606,898

SECURITIES LENDING COLLATERAL — 12.4%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.104%, 01/04/2010 (Cost $20,418,367)	20,418,367	20,418,367

TOTAL INVESTMENTS — 100.0% (Cost $138,858,548)		$164,947,721

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.
ADR	— American Depository Receipt.
CONV	— Convertible Security.
Plc	— Public Limited Company.

29

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

LARGE GROWTH STOCK FUND

COMMON STOCKS COUNTRY DIVERSIFICATION	% of Market Value	Value†
United States	89.6%	$147,855,327
China	1.8%	2,905,396
Canada	1.5%	2,520,867
Brazil	1.5%	2,371,940
France	1.4%	2,356,258
Bermuda	1.0%	1,647,550
Ireland	0.9%	1,544,607
Australia	0.7%	1,204,671
Israel	0.6%	943,824
Switzerland	0.4%	618,027
Japan	0.3%	443,908
South Korea	0.2%	371,773
Cayman Islands	0.1%	163,573

	100.0%	$164,947,721

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Apparel	$1,037,299	$1,037,299	$—	$—
Auto Manufacturers	819,702	819,702	—	—
Bank	10,161,194	10,161,194	—	—
Beverages	1,599,040	1,599,040	—	—
Biotechnology	3,863,190	3,863,190	—	—
Chemical	2,641,401	2,641,401	—	—
Commercial Services	8,808,172	8,808,172	—	—
Computers	12,284,041	12,284,041	—	—
Cosmetics & Personal Care	1,189,075	1,189,075	—	—
Distribution & Wholesale	466,368	466,368	—	—
Diversified Financial Services	8,245,485	8,245,485	—	—
Electronics	1,584,655	1,140,747	443,908	—
Engineering & Construction	552,230	552,230	—	—
Environmental Control	628,482	628,482	—	—
Food	618,027	—	618,027	—
Healthcare Products	2,355,517	2,355,517	—	—
Healthcare Services	425,517	425,517	—	—
Insurance	743,343	743,343	—	—
Internet	18,703,155	16,866,957	1,836,198	—
Leisure Time	307,393	307,393	—	—
Lodging	1,550,253	1,550,253	—	—
Machinery — Diversified	1,062,378	1,062,378	—	—
Media	2,397,015	2,397,015	—	—
Metal Fabricate/Hardware	1,522,830	1,522,830	—	—
Mining	1,555,671	351,000	1,204,671	—
Miscellaneous Manufacturing	5,397,216	5,397,216	—	—
Oil& Gas	5,679,919	5,679,919	—	—

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Oil & Gas Services	$3,460,196	$3,460,196	$—	$—
Pharmaceuticals	12,013,658	12,013,658	—	—
Retail	8,566,970	8,566,970	—	—
Semiconductors	3,514,303	3,142,530	371,773	—
Software	4,237,023	4,237,023	—	—
Telecommunications	12,292,470	12,292,470	—	—
Transportation	2,082,752	2,082,752	—	—
PREFERRED STOCKS	556,516	556,516	—	—
SHORT-TERM INVESTMENTS	1,606,898	1,606,898	—	—
SECURITIES LENDING COLLATERAL	20,418,367	20,418,367	—	—

TOTAL INVESTMENTS	164,947,721	160,473,144	4,474,577	—

The accompanying notes are an integral part of these financial statements.

30

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

LARGE CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 76.1%
Agriculture — 1.0%
Archer-Daniels-Midland Co.	11,550	$361,631
Apparel — 1.2%
Coach, Inc.	4,900	178,997
NIKE, Inc., Class B#	3,690	243,798

		422,795

Banks — 1.7%
Fifth Third Bancorp	17,740	172,965
The Goldman Sachs Group, Inc.#	2,540	428,854

		601,819

Beverages — 2.2%
PepsiCo, Inc.	13,230	804,384

Biotechnology — 1.7%
Alexion Pharmaceuticals, Inc.*	3,350	163,547
Gilead Sciences, Inc.*	10,080	436,262

		599,809

Chemicals — 1.0%
Monsanto Co.	4,398	359,537

Commercial Services — 2.8%
Manpower, Inc.	2,090	114,072
Mastercard, Inc., Class A#	1,350	345,573
Visa, Inc., Class A#	6,280	549,249

		1,008,894

Computers — 3.8%
Apple, Inc.*#	6,449	1,359,836

Cosmetics & Personal Care — 2.0%
Avon Products, Inc.	9,430	297,045
Colgate-Palmolive Co.#	5,030	413,214

		710,259

Diversified Financial Services — 5.3%
BlackRock, Inc.#	2,170	503,874
Fortress Investment Group LLC, Class A*#	36,040	160,378
IntercontinentalExchange, Inc.*	2,300	258,290
T. Rowe Price Group, Inc.#	9,640	513,330
The Charles Schwab Corp.	25,850	486,497

		1,922,369

Electronics — 0.5%
Waters Corp.*	3,210	198,892

Entertainment — 0.5%
International Game Technology	10,000	187,700

Food — 0.6%
Whole Foods Market, Inc.*#	8,060	221,247

Healthcare Products — 2.1%
Alcon, Inc.	2,210	363,213
Intuitive Surgical, Inc.*	1,250	379,150

		742,363

	Number of Shares	Value†

Healthcare Services — 0.5%
UnitedHealth Group, Inc.	6,570	$200,254

Home Builders — 1.2%
Pulte Homes, Inc.*	42,070	420,700

Insurance — 0.7%
Hartford Financial Services Group, Inc.	11,740	273,072

Internet — 5.5%
Amazon.com, Inc.*#	5,860	788,287
F5 Networks, Inc.*#	4,520	239,469
Google, Inc., Class A*	1,568	972,129

		1,999,885

Leisure Time — 0.6%
Harley-Davidson, Inc.#	8,000	201,600

Lodging — 1.0%
Las Vegas Sands Corp.*#	11,220	167,627
Starwood Hotels & Resorts Worldwide, Inc.#	5,560	203,329

		370,956

Machinery — Construction & Mining — 1.4%
Caterpillar, Inc.	4,770	271,842
Joy Global, Inc.	4,850	250,212

		522,054

Machinery — Diversified — 0.6%
Cummins, Inc.#	4,410	202,243

Media — 1.0%
Cablevision Systems Corp., Class A	13,590	350,894

Mining — 2.1%
Alcoa, Inc.#	26,030	419,604
Rio Tinto Plc ADR	1,600	344,624

		764,228

Oil & Gas — 6.8%
Occidental Petroleum Corp.	6,530	531,215
PetroHawk Energy Corp.*	18,940	454,371
Petroleo Brasileiro S.A. ADR	11,140	531,155
Questar Corp.	7,170	298,057
Southwestern Energy Co.*	9,180	442,476
Transocean Ltd.	2,220	183,816

		2,441,090

Oil & Gas Services — 2.9%
Cameron International Corp.*	11,768	491,902
Weatherford International Ltd.	30,500	546,255

		1,038,157

Pharmaceuticals — 4.0%
Allergan, Inc.	3,130	197,221
Express Scripts, Inc.*	4,290	370,871
McKesson Corp.	4,220	263,750
Pfizer, Inc.	22,410	407,638
Teva Pharmaceutical Industries Ltd. ADR#	3,430	192,697

		1,432,177

31

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

LARGE CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pipelines — 0.7%
Enbridge, Inc.	5,780	$267,152

Real Estate — 0.7%
CB Richard Ellis Group, Inc., Class A*#	18,960	257,287

Retail — 2.5%
CVS Caremark Corp.	12,072	388,839
Guess?, Inc.	4,224	178,675
Lowe’s Cos., Inc.	14,650	342,664

		910,178

Semiconductors — 6.9%
Applied Materials, Inc.	37,310	520,101
ASML Holding N.V.	17,080	582,257
Broadcom Corp., Class A*	12,140	381,803
Lam Research Corp.*	13,170	516,396
Micron Technology, Inc.*#	44,700	472,032

		2,472,589

Software — 2.0%
Cerner Corp.*#	3,860	318,218
MSCI, Inc., Class A*	4,560	145,008
Salesforce.com, Inc.*	3,570	263,359

		726,585

Telecommunications — 8.6%
Alcatel-Lucent ADR*	64,330	213,576
America Movil S.A.B. de CV, Series L ADR	6,330	297,383
China Unicom (Hong Kong) Ltd. ADR	23,650	310,052
Cisco Systems, Inc.*	42,080	1,007,395
Juniper Networks, Inc.*	8,700	232,029
Millicom International Cellular S.A.	4,170	307,621
QUALCOMM, Inc.	15,725	727,438

		3,095,494

TOTAL COMMON STOCKS (Cost $22,424,838)		27,448,130

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.7%
BlackRock Liquidity Funds TempCash - Institutional Shares	307,812	$307,812
BlackRock Liquidity Funds TempFund - Institutional Shares	307,812	307,812

TOTAL SHORT-TERM INVESTMENTS (Cost $615,624)		615,624

SECURITIES LENDING COLLATERAL — 22.2%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.104%, 01/04/2010 (Cost $7,988,395)	7,988,395	7,988,395

TOTAL INVESTMENTS — 100.0% (Cost $31,028,857)		$36,052,149

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

ADR — American Depository Receipt.

LLC — Limited Liability Company.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$27,448,130	$27,448,130	$—	$—
SHORT-TERM INVESTMENTS	615,624	615,624	—	—
SECURITIES LENDING COLLATERAL	7,988,395	7,988,395	—	—

TOTAL INVESTMENTS	36,052,149	36,052,149	—	—

The accompanying notes are an integral part of these financial statements.

32

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

LARGE CORE GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 83.8%
Airlines — 1.4%
Delta Air Lines, Inc.*	183,530	$2,088,571

Apparel — 1.3%
Coach, Inc.	53,840	1,966,775

Auto Manufacturers — 1.0%
Ford Motor Co.*#	154,310	1,543,100

Banks — 2.5%
Bank of America Corp.	154,580	2,327,975
JPMorgan Chase & Co.	34,790	1,449,699

		3,777,674

Biotechnology — 1.5%
Celgene Corp.*	20,491	1,140,939
Gilead Sciences, Inc.*	27,557	1,192,667

		2,333,606

Chemicals — 1.8%
Air Products & Chemicals, Inc.	33,260	2,696,056

Coal — 0.8%
Peabody Energy Corp.	28,329	1,280,754

Commercial Services — 3.5%
Alliance Data Systems Corp.*#	28,972	1,871,302
Mastercard, Inc., Class A#	13,350	3,417,333

		5,288,635

Computers — 6.5%
Apple, Inc.*	30,470	6,424,904
EMC Corp.*	117,060	2,045,038
NetApp, Inc.*	38,410	1,320,920

		9,790,862

Cosmetics & Personal Care — 2.2%
Avon Products, Inc.	107,370	3,382,155

Diversified Financial Services — 2.1%
American Express Co.	51,490	2,086,375
Invesco Ltd.	49,300	1,158,057

		3,244,432

Electronics — 1.5%
Amphenol Corp., Class A#	28,190	1,301,814
Thermo Fisher Scientific, Inc.*	20,673	985,896

		2,287,710

Engineering & Construction — 1.2%
Foster Wheeler AG*	59,280	1,745,203

Healthcare Products — 2.0%
Baxter International, Inc.	13,740	806,263
Covidien Plc	44,790	2,144,993

		2,951,256

Healthcare Services — 0.9%
UnitedHealth Group, Inc.	45,010	1,371,905

	Number of Shares	Value†

Internet — 10.6%
Amazon.com, Inc.*	21,160	$2,846,443
eBay, Inc.*	77,720	1,829,529
Equinix, Inc.*#	21,180	2,248,257
Expedia, Inc.*	47,540	1,222,253
Google, Inc., Class A*	8,810	5,462,024
Yahoo!, Inc.*	141,690	2,377,558

		15,986,064

Machinery — Diversified — 1.1%
Rockwell Automation, Inc.#	35,110	1,649,468

Media — 2.2%
DIRECTV, Class A*#	101,420	3,382,357

Mining — 0.8%
Freeport-McMoRan Copper & Gold, Inc.	14,535	1,167,015

Miscellaneous Manufacturing — 3.9%
Illinois Tool Works, Inc.#	39,440	1,892,726
Ingersoll-Rand Plc#	61,316	2,191,434
Tyco International Ltd.	52,340	1,867,491

		5,951,651

Oil & Gas — 4.1%
Noble Corp.#	35,310	1,437,117
Noble Energy, Inc.	27,470	1,956,414
Suncor Energy, Inc.	36,310	1,282,106
Transocean Ltd.*	17,550	1,453,140

		6,128,777

Pharmaceuticals — 4.6%
Express Scripts, Inc.*	29,240	2,527,798
Medco Health Solutions, Inc.*	30,030	1,919,217
Teva Pharmaceutical Industries Ltd. ADR#	46,003	2,584,449

		7,031,464

Retail — 3.2%
Best Buy Co., Inc.	49,930	1,970,238
Costco Wholesale Corp.#	19,990	1,182,808
TJX Cos., Inc.	45,950	1,679,473

		4,832,519

Semiconductors — 6.3%
Broadcom Corp., Class A*	66,735	2,098,816
Marvell Technology Group Ltd.*	96,560	2,003,620
Micron Technology, Inc.*#	258,860	2,733,561
Texas Instruments, Inc.#	102,900	2,681,574

		9,517,571

Software — 6.5%
Microsoft Corp.	203,700	6,210,813
Oracle Corp.	149,480	3,668,239

		9,879,052

Telecommunications — 10.3%
American Tower Corp., Class A*	63,766	2,755,329
Cisco Systems, Inc.*	173,900	4,163,166
Juniper Networks, Inc.*	119,070	3,175,597

33

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

LARGE CORE GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — (continued)
Motorola, Inc.*	423,586	$3,287,027
QUALCOMM, Inc.	47,674	2,205,399

		15,586,518

TOTAL COMMON STOCKS (Cost $108,539,827)		126,861,150

SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity Funds TempCash - Institutional Shares	158,509	158,509
BlackRock Liquidity Funds TempFund - Institutional Shares	158,509	158,509

TOTAL SHORT-TERM INVESTMENTS (Cost $317,018)		317,018

SECURITIES LENDING COLLATERAL — 16.0%
BlackRock Liquidity Funds TempFund -Institutional Shares 0.104%, 01/04/2010 (Cost $24,245,839)	24,245,839	24,245,839

TOTAL INVESTMENTS — 100.0% (Cost $133,102,684)		$151,424,007

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$126,861,150	$126,861,150	$—	$—
SHORT-TERM INVESTMENTS	317,018	317,018	—	—
SECURITIES LENDING COLLATERAL	24,245,839	24,245,839	—	—

TOTAL INVESTMENTS	151,424,007	151,424,007	—	—

The accompanying notes are an integral part of these financial statements.

34

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

LARGE CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 90.8%
Aerospace & Defense — 1.0%
Lockheed Martin Corp.	20,000	$1,507,000

Auto Manufacturers — 3.1%
Navistar International Corp.*	118,240	4,569,976

Banks — 12.4%
Bank of America Corp.	150,990	2,273,909
Comerica, Inc.	24,300	718,551
JPMorgan Chase & Co.	156,310	6,513,438
Morgan Stanley	141,220	4,180,112
The Goldman Sachs Group, Inc.	15,710	2,652,476
Wells Fargo & Co.	73,440	1,982,146

		18,320,632

Beverages — 1.3%
Molson Coors Brewing Co., Class B	41,840	1,889,494

Chemicals — 3.9%
Celanese Corp., Series A	87,100	2,795,910
Potash Corp. of Saskatchewan, Inc.	27,600	2,994,600

		5,790,510

Coal — 2.0%
Consol Energy, Inc.	60,500	3,012,900

Computers — 2.4%
Dell, Inc.*	243,690	3,499,388

Electric — 4.3%
Edison International	81,320	2,828,310
Exelon Corp.	42,230	2,063,780
PG&E Corp.#	33,400	1,491,310

		6,383,400

Electrical Components & Equipment — 1.9%
General Cable Corp.*#	92,400	2,718,408

Food — 1.8%
The Kroger Co.	130,580	2,680,807

Healthcare Products — 2.1%
Covidien Plc	64,210	3,075,017

Healthcare Services — 2.4%
Aetna, Inc.	111,810	3,544,377

Insurance — 6.7%
ACE Ltd.*	38,720	1,951,488
Assurant, Inc.	68,240	2,011,715
Everest Re Group Ltd.	23,620	2,023,762
MetLife, Inc.	73,710	2,605,648
The Allsate Corp.	45,200	1,357,808

		9,950,421

Media — 7.4%
Comcast Corp., Class A	39,700	669,342
News Corp., Class A	233,524	3,196,944

	Number of Shares	Value†

Media — (continued)
Time Warner Cable, Inc.*#	95,816	$3,965,824
Viacom, Inc., Class B*	102,800	3,056,244

		10,888,354

Mining — 1.0%
Xstrata Plc ADR*#	389,800	1,422,770

Miscellaneous Manufacturing — 3.5%
Tyco International Ltd.*	144,400	5,152,192

Oil & Gas — 12.9%
Apache Corp.#	41,940	4,326,950
Chevron Corp.	90,870	6,996,081
EOG Resources, Inc.	8,400	817,320
Exxon Mobil Corp.	44,610	3,041,956
Marathon Oil Corp.	123,400	3,852,548

		19,034,855

Pharmaceuticals — 6.6%
Biovail Corp.#	101,640	1,418,894
Merck & Co., Inc.	125,430	4,583,212
Pfizer, Inc.	203,331	3,698,591

		9,700,697

Retail — 3.8%
AerCap Holdings N.V.*#	38,600	349,716
Bed Bath & Beyond, Inc.*	40,150	1,550,995
Brinker International, Inc.	51,600	769,872
Dollar General Corp.*#	3,560	79,851
Walgreen Co.	77,470	2,844,698

		5,595,132

Software — 2.1%
Oracle Corp.	126,950	3,115,353

Telecommunications — 6.6%
AT&T, Inc.	162,947	4,567,405
Motorola, Inc.*	521,390	4,045,986
QUALCOMM, Inc.	13,820	639,313
Sprint Nextel Corp.*#	133,560	488,830

		9,741,534

Textiles — 0.5%
Mohawk Industries, Inc.*#	16,700	794,920

Trucking and Leasing — 1.1%
Aircastle Ltd.#	129,430	1,274,886
Genesis Lease Ltd. ADR	39,100	349,163

		1,624,049

TOTAL COMMON STOCKS (Cost $118,687,079)		134,012,186

PREFERRED STOCKS — 1.8%
Banks — 1.8%
Bank of America Corp. CONV (Cost $2,700,000)	180,000	2,685,600

35

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

LARGE CAP VALUE FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 4.1%
BlackRock Liquidity Funds TempCash - Institutional Shares	3,066,889	$3,066,889
BlackRock Liquidity Funds TempFund - Institutional Shares	3,066,889	3,066,889
TOTAL SHORT-TERM INVESTMENTS (Cost $6,133,778)		6,133,778

SECURITIES LENDING COLLATERAL — 3.3%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.104%, 01/04/2010 (Cost $4,825,273)	4,825,273	4,825,273

TOTAL INVESTMENTS — 100.0% (Cost $132,346,130)		$147,656,837

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

ADR — American Depository Receipt.

CONV — Convertible Security.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$134,012,186	$134,012,186	$—	$—
PREFERRED STOCKS	2,685,600	2,685,600	—	—
SHORT-TERM INVESTMENTS	6,133,778	6,133,778	—	—
SECURITIES LENDING COLLATERAL	4,825,273	4,825,273	—	—

TOTAL INVESTMENTS	147,656,837	147,656,837	—	—

The accompanying notes are an integral part of these financial statements.

36

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

LARGE CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 85.0%
Aerospace & Defense — 3.0%
General Dynamics Corp.	24,638	$1,679,572
United Technologies Corp.	49,121	3,409,489

		5,089,061

Apparel — 1.2%
NIKE, Inc., Class B#	30,904	2,041,827

Auto Manufacturers — 0.6%
PACCAR, Inc.#	26,295	953,720

Banks — 13.7%
Bank of America Corp.	233,960	3,523,438
Capital One Financial Corp.	46,924	1,799,066
Fifth Third Bancorp	70,296	685,386
JPMorgan Chase & Co.	92,554	3,856,725
Northern Trust Corp.	27,535	1,442,834
PNC Financial Services Group, Inc.#	55,469	2,928,209
The Goldman Sachs Group, Inc.	18,730	3,162,373
U.S. Bancorp#	75,194	1,692,617
Wells Fargo & Co.	137,470	3,710,315

		22,800,963

Beverages — 1.1%
PepsiCo, Inc.	30,517	1,855,434

Biotechnology — 0.7%
Amgen, Inc.*	19,713	1,115,164

Chemicals — 0.8%
Air Products & Chemicals, Inc.	16,520	1,339,111

Coal — 0.7%
Peabody Energy Corp.	25,444	1,150,323

Commercial Services — 0.9%
Mastercard, Inc., Class A#	5,877	1,504,394

Computers — 3.5%
Hewlett-Packard Co.	65,548	3,376,378
International Business Machines Corp.	18,296	2,394,946

		5,771,324

Diversified Financial Services — 0.9%
American Express Co.	37,550	1,521,526
Electric — 3.6%
American Electric Power Co., Inc.	66,927	2,328,390
PG&E Corp.	33,529	1,497,070
Public Service Enterprise Group, Inc.	31,664	1,052,828
Southern Co.	33,677	1,122,118

		6,000,406

Electrical Components & Equipment — 0.5%
Emerson Electric Co.	18,761	799,219

Electronics — 0.5%
Thermo Fisher Scientific, Inc.*	18,652	889,514

Environmental Control — 1.3%
Waste Management, Inc.	65,524	2,215,366

	Number of Shares	Value†

Food — 2.4%
Kellogg Co.	23,113	$1,229,612
Nestle SA ADR	58,927	2,849,120

		4,078,732

Healthcare Products — 1.0%
Boston Scientific Corp.*	92,564	833,076
Covidien Plc	18,138	868,629

		1,701,705

Healthcare Services — 0.5%
UnitedHealth Group, Inc.	28,038	854,598

Insurance — 3.6%
Lincoln National Corp.	40,833	1,015,925
MetLife, Inc.	39,664	1,402,122
Prudential Financial, Inc.	59,304	2,950,967
The Travelers Cos., Inc.	14,400	717,984

		6,086,998

Iron & Steel — 0.8%
United States Steel Corp.#	24,945	1,374,968

Leisure Time — 0.6%
Carnival Corp.*	29,795	944,203

Machinery — Construction & Mining — 0.6%
Caterpillar, Inc.	16,907	963,530

Machinery — Diversified — 0.6%
Deere & Co.	16,962	917,475

Media — 0.5%
The Walt Disney Co.	26,453	853,109

Mining — 2.1%
BHP Billiton Ltd. ADR#	23,352	1,788,296
Freeport-McMoRan Copper & Gold, Inc.	21,930	1,760,760

		3,549,056

Miscellaneous Manufacturing — 1.7%
General Electric Co.	121,982	1,845,588
Tyco International Ltd.	28,147	1,004,285

		2,849,873

Oil & Gas — 15.4%
Anadarko Petroleum Corp.	52,496	3,276,800
Apache Corp.	34,807	3,591,038
Chevron Corp.	49,851	3,838,029
Exxon Mobil Corp.	49,715	3,390,066
Hess Corp.	49,167	2,974,604
Occidental Petroleum Corp.	46,484	3,781,473
Total SA ADR	36,412	2,331,825
Transocean Ltd.*	20,274	1,678,687
XTO Energy, Inc.	17,572	817,625

		25,680,147

Oil & Gas Services — 1.0%
Halliburton Co.	52,948	1,593,205

37

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

LARGE CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — 5.3%
Abbott Laboratories	38,221	$2,063,552
Bristol-Myers Squibb Co.#	50,879	1,284,695
Merck & Co., Inc.	61,086	2,232,082
Pfizer, Inc.	177,951	3,236,929

		8,817,258

Retail — 7.2%
Best Buy Co., Inc.	69,369	2,737,301
McDonald’s Corp.	56,303	3,515,559
Staples, Inc.#	79,215	1,947,897
Target Corp.	29,755	1,439,249
TJX Cos., Inc.	33,534	1,225,668
Wal-Mart Stores, Inc.	21,941	1,172,746

		12,038,420

Semiconductors — 1.1%
Applied Materials, Inc.	59,504	829,486
Intel Corp.	49,372	1,007,189

		1,836,675

Software — 1.5%
Microsoft Corp.	56,890	1,734,576
Oracle Corp.	32,412	795,391

		2,529,967

Telecommunications — 5.0%
AT&T, Inc.	123,000	3,447,690
Cisco Systems, Inc.*	40,329	965,476
Telefonaktiebolaget LM Ericsson ADR#	101,340	931,315
Verizon Communications, Inc.	89,987	2,981,269

		8,325,750

Transportation — 1.1%
Union Pacific Corp.#	28,153	1,798,977

TOTAL COMMON STOCKS (Cost $124,238,009)		141,841,998

REAL ESTATE INVESTMENT TRUSTS — 2.1%
Apartments — 0.8%
AvalonBay Communities, Inc.	16,566	1,360,234

Mixed Industrial/Office — 0.8%
Vornado Realty Trust#	19,561	1,368,096

Office Property — 0.5%
Boston Properties, Inc.#	12,383	830,528

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,533,772)		3,558,858

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.9%
BlackRock Liquidity Funds TempCash - Institutional Shares	2,396,069	$2,396,069
BlackRock Liquidity Funds TempFund - Institutional Shares	2,396,069	2,396,069

TOTAL SHORT-TERM INVESTMENTS (Cost $4,792,138)		4,792,138

SECURITIES LENDING COLLATERAL — 10.0%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.104%, 01/04/2010 (Cost $16,675,615)	16,675,615	16,675,615

TOTAL INVESTMENTS — 100.0% (Cost $148,239,534)		$166,868,609

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$141,841,998	$141,841,998	$—	$—
REAL ESTATE INVESTMENT TRUSTS	3,558,858	3,558,858	—	—
SHORT-TERM INVESTMENTS	4,792,138	4,792,138	—	—
SECURITIES LENDING COLLATERAL	16,675,615	16,675,615	—	—

TOTAL INVESTMENTS	166,868,609	166,868,609	—	—

The accompanying notes are an integral part of these financial statements.

38

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — 88.1%
Advertising — 0.1%
Interpublic Group of Cos., Inc.*	12,834	$94,715
Omnicom Group, Inc.	7,667	300,163

		394,878

Aerospace & Defense — 2.0%
General Dynamics Corp.	9,697	661,045
Goodrich Corp.	3,147	202,195
L-3 Communications Holdings, Inc.	2,900	252,155
Lockheed Martin Corp.	8,109	611,013
Northrop Grumman Corp.	7,692	429,598
Raytheon Co.#	9,576	493,356
Rockwell Collins, Inc.	3,945	218,395
The Boeing Co.	18,103	979,915
United Technologies Corp.	23,342	1,620,168

		5,467,840

Agriculture — 1.6%
Altria Group, Inc.	51,578	1,012,476
Archer-Daniels-Midland Co.	15,999	500,929
Lorillard, Inc.	3,903	313,138
Philip Morris International, Inc.	47,171	2,273,170
Reynolds American, Inc.	4,151	219,878

		4,319,591

Airlines — 0.1%
Southwest Airlines Co.	17,817	203,648

Apparel — 0.4%
Coach, Inc.	7,677	280,441
NIKE, Inc., Class B#	9,823	649,006
Polo Ralph Lauren Corp.#	1,428	115,639
V.F. Corp.	2,108	154,390

		1,199,476

Auto Manufacturers — 0.4%
Ford Motor Co.*#	81,067	810,670
PACCAR, Inc.#	9,244	335,280

		1,145,950

Auto Parts & Equipment — 0.2%
Johnson Controls, Inc.	16,911	460,656
The Goodyear Tire & Rubber Co.*	5,606	79,044

		539,700

Banks — 7.8%
Bank of America Corp.	246,535	3,712,817
BB&T Corp.#	17,199	436,339
Capital One Financial Corp.	11,141	427,146
Citigroup, Inc.	482,622	1,597,479
Comerica, Inc.	3,844	113,667
Fifth Third Bancorp	18,546	180,823
First Horizon National Corp.*	5,765	77,251
Huntington Bancshares, Inc.	16,565	60,462
JPMorgan Chase & Co.	97,764	4,073,826
KeyCorp	21,599	119,874
M&T Bank Corp.#	1,908	127,626
Marshall & Ilsley Corp.	13,671	74,507

	Number of Shares	Value†

Banks — (continued)
Morgan Stanley	33,463	$990,505
Northern Trust Corp.	5,747	301,143
People’s United Financial, Inc.*	9,000	150,300
PNC Financial Services Group, Inc.	11,683	616,746
Regions Financial Corp.	26,994	142,798
State Street Corp.	12,147	528,880
SunTrust Banks, Inc.#	11,788	239,178
The Bank of New York Mellon Corp.#	29,580	827,353
The Goldman Sachs Group, Inc.	12,643	2,134,644
U.S. Bancorp	47,656	1,072,737
Wells Fargo & Co.	126,737	3,420,632
Zions Bancorporation#	2,904	37,258

		21,463,991

Beverages — 2.3%
Brown-Forman Corp., Class B#	2,462	131,889
Coca-Cola Enterprises, Inc.	7,928	168,074
Constellation Brands, Inc., Class A*	5,023	80,016
Dr. Pepper Snapple Group, Inc.	6,000	169,800
Molson Coors Brewing Co., Class B	3,738	168,808
PepsiCo, Inc.	38,633	2,348,887
The Coca-Cola Co.	57,485	3,276,645
The Pepsi Bottling Group, Inc.	3,548	133,050

		6,477,169

Biotechnology — 1.5%
Amgen, Inc.*	25,101	1,419,964
Biogen Idec, Inc.*#	7,133	381,615
Celgene Corp.*	11,628	647,447
Genzyme Corp.*	6,730	329,837
Gilead Sciences, Inc.*	22,449	971,593
Life Technologies Corp.*	4,459	232,894
Millipore Corp.*	1,277	92,391

		4,075,741

Building Materials — 0.0%
Masco Corp.	8,877	122,591

Chemicals — 1.8%
Air Products & Chemicals, Inc.	5,321	431,320
Airgas, Inc.	2,000	95,200
CF Industries Holdings, Inc.	1,200	108,936
E.I. du Pont de Nemours & Co.	22,323	751,615
Eastman Chemical Co.	1,991	119,938
Ecolab, Inc.	6,033	268,951
FMC Corp.	1,800	100,368
International Flavors & Fragrances, Inc.	2,075	85,366
Monsanto Co.	13,637	1,114,825
PPG Industries, Inc.	4,010	234,745
Praxair, Inc.	7,526	604,413
Sigma-Aldrich Corp.#	3,222	162,808
The Dow Chemical Co.#	28,504	787,566
The Sherwin-Williams Co.#	2,434	150,056

		5,016,107

39

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Coal — 0.2%
Consol Energy, Inc.	4,476	$222,905
Massey Energy Co.#	2,274	95,531
Peabody Energy Corp.	6,612	298,928

		617,364

Commercial Services — 1.5%
Apollo Group, Inc., Class A*	3,243	196,461
Automatic Data Processing, Inc.	12,743	545,655
DeVry, Inc.	1,500	85,095
Donnelley (R.R.) & Sons Co.	5,353	119,211
Equifax, Inc.	3,334	102,987
H&R Block, Inc.	8,066	182,453
Iron Mountain, Inc.*#	4,300	97,868
Mastercard, Inc., Class A#	2,425	620,752
Monster Worldwide, Inc.*	3,731	64,919
Moody’s Corp.#	4,973	133,277
Paychex, Inc.#	8,375	256,610
Quanta Services, Inc.*	4,900	102,116
Robert Half International, Inc.#	4,007	107,107
SAIC, Inc.*	7,300	138,262
The Washington Post Co., Class B	163	71,655
The Western Union Co.	17,078	321,920
Total System Services, Inc.	5,077	87,680
Visa, Inc., Class A	11,100	970,806

		4,204,834

Computers — 5.5%
Affiliated Computer Services, Inc., Class A*	2,485	148,330
Apple, Inc.*	22,250	4,691,635
Cognizant Technology Solutions Corp., Class A*	7,152	323,986
Computer Sciences Corp.*#	3,757	216,140
Dell, Inc.*	43,342	622,391
EMC Corp.*	50,648	884,821
Hewlett-Packard Co.	58,754	3,026,418
International Business Machines Corp.	32,573	4,263,806
Lexmark International, Inc., Class A*#	1,721	44,712
NetApp, Inc.*	8,221	282,720
SanDisk Corp.*#	5,897	170,954
Sun Microsystems, Inc.*	18,896	177,055
Teradata Corp.*	4,616	145,081
Western Digital Corp.*	5,600	247,240

		15,245,289

Cosmetics & Personal Care — 2.1%
Avon Products, Inc.	10,950	344,925
Colgate-Palmolive Co.#	12,335	1,013,320
The Estee Lauder Cos., Inc., Class A	2,937	142,033
The Procter & Gamble Co.	72,653	4,404,952

		5,905,230

Distribution & Wholesale — 0.2%
Fastenal Co.#	3,200	133,248
Genuine Parts Co.#	4,005	152,030
Grainger (W.W.), Inc.	1,472	142,534

		427,812

	Number of Shares	Value†

Diversified Financial Services — 1.6%
American Express Co.	29,365	$1,189,870
Ameriprise Financial, Inc.	6,446	250,234
CME Group, Inc.	1,612	541,551
Discover Financial Services	13,778	202,674
E*TRADE Financial Corp.*	35,812	62,671
Federated Investors, Inc., Class B#	2,495	68,613
Franklin Resources, Inc.#	3,652	384,738
IntercontinentalExchange, Inc.*	1,880	211,124
Invesco Ltd.	10,667	250,568
Janus Capital Group, Inc.#	4,666	62,758
Legg Mason, Inc.	3,461	104,384
NYSE Euronext	6,585	166,600
SLM Corp.*	11,534	129,988
T. Rowe Price Group, Inc.#	6,381	339,788
The Charles Schwab Corp.	23,769	447,333
The NASDAQ OMX Group, Inc.*	3,100	61,442

		4,474,336

Diversified Operations — 0.0%
Leucadia National Corp.*	4,360	103,724

Electric — 3.0%
Allegheny Energy, Inc.	4,187	98,311
Ameren Corp.	6,098	170,439
American Electric Power Co., Inc.	11,957	415,984
CMS Energy Corp.#	5,807	90,938
Consolidated Edison, Inc.#	6,934	315,012
Constellation Energy Group, Inc.	5,190	182,532
Dominion Resources, Inc.	14,509	564,690
DTE Energy Co.#	3,992	174,011
Duke Energy Corp.	32,543	560,065
Edison International	8,374	291,248
Entergy Corp.	4,747	388,494
Exelon Corp.	16,235	793,404
FirstEnergy Corp.	7,764	360,638
FPL Group, Inc.	10,385	548,536
Integrys Energy Group, Inc.	1,995	83,770
Northeast Utilities#	4,500	116,055
Pepco Holdings, Inc.	5,540	93,349
PG&E Corp.	9,290	414,798
Pinnacle West Capital Corp.	2,569	93,974
PPL Corp.	9,598	310,111
Progress Energy, Inc.	7,013	287,603
Public Service Enterprise Group, Inc.	12,849	427,229
SCANA Corp.	2,800	105,504
Southern Co.	19,711	656,771
TECO Energy, Inc.#	5,423	87,961
The AES Corp.*	16,444	218,870
Wisconsin Energy Corp.	3,100	154,473
Xcel Energy, Inc.#	11,730	248,911

		8,253,681

Electrical Components & Equipment — 0.3%
Emerson Electric Co.	18,576	791,337
Molex, Inc.#	3,823	82,386

		873,723

40

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — 0.5%
Agilent Technologies, Inc.*	8,645	$268,600
Amphenol Corp., Class A#	4,500	207,810
FLIR Systems, Inc.*	4,000	130,880
Jabil Circuit, Inc.	4,292	74,552
PerkinElmer, Inc.	3,116	64,158
Thermo Fisher Scientific, Inc.*	9,982	476,042
Waters Corp.*	2,258	139,906

		1,361,948

Energy — Alternate Sources — 0.1%
First Solar, Inc.*	1,200	162,480

Engineering & Construction — 0.1%
Fluor Corp.	4,370	196,825
Jacobs Engineering Group, Inc.*#	2,983	112,190

		309,015

Entertainment — 0.1%
International Game Technology	7,857	147,476

Environmental Control — 0.3%
Republic Services, Inc.	7,914	224,045
Stericycle, Inc.*	2,000	110,340
Waste Management, Inc.	12,500	422,625

		757,010

Food — 1.7%
Campbell Soup Co.	4,716	159,401
ConAgra Foods, Inc.	11,502	265,121
Dean Foods Co.*	3,972	71,655
General Mills, Inc.	8,055	570,375
Heinz (H.J.) Co.	7,666	327,798
Hormel Foods Corp.	1,700	65,365
Kellogg Co.	6,166	328,031
Kraft Foods, Inc., Class A	36,963	1,004,654
McCormick & Co., Inc.	3,308	119,518
Safeway, Inc.#	10,570	225,035
Sara Lee Corp.#	17,219	209,727
SUPERVALU, Inc.	4,753	60,411
SYSCO Corp.	14,452	403,789
The Hershey Co.	4,087	146,274
The J.M. Smucker Co.	2,834	175,000
The Kroger Co.	16,545	339,669
Tyson Foods, Inc., Class A	7,849	96,307
Whole Foods Market, Inc.*	3,743	102,745

		4,670,875

Forest Products & Paper — 0.2%
International Paper Co.	10,367	277,628
MeadWestvaco Corp.	4,699	134,532
Weyerhaeuser Co.#	5,433	234,380

		646,540

Gas — 0.2%
CenterPoint Energy, Inc.	8,722	126,556
Nicor, Inc.	883	37,174

	Number of Shares	Value†

Gas — (continued)
NiSource, Inc.	7,065	$108,660
Sempra Energy	6,198	346,964

		619,354

Hand & Machine Tools — 0.1%
Black & Decker Corp.#	1,496	96,986
Snap-On, Inc.	1,628	68,799
The Stanley Works#	2,033	104,720

		270,505

Healthcare Products — 3.4%
Bard (C.R.), Inc.	2,442	190,232
Baxter International, Inc.	15,075	884,601
Becton, Dickinson & Co.	6,075	479,075
Boston Scientific Corp.*	38,148	343,332
CareFusion Corp.*	4,641	116,071
DENTSPLY International, Inc.#	3,900	137,163
Hospira, Inc.*	3,912	199,512
Intuitive Surgical, Inc.*	957	290,277
Johnson & Johnson	68,641	4,421,167
Medtronic, Inc.	27,373	1,203,865
Patterson Cos., Inc.*#	2,374	66,425
St. Jude Medical, Inc.*	8,130	299,021
Stryker Corp.	7,173	361,304
Varian Medical Systems, Inc.*#	3,057	143,220
Zimmer Holdings, Inc.*	5,229	309,086

		9,444,351

Healthcare Services — 1.1%
Aetna, Inc.	10,885	345,054
CIGNA Corp.	6,694	236,097
Coventry Health Care, Inc.*	4,167	101,216
DaVita, Inc.*	2,749	161,476
Humana, Inc.*	4,110	180,388
Laboratory Corp. of America Holdings*#	2,777	207,831
Quest Diagnostics, Inc.	3,887	234,697
Tenet Healthcare Corp.*#	9,374	50,526
UnitedHealth Group, Inc.	28,641	872,978
WellPoint, Inc.*	11,295	658,386

		3,048,649

Home Builders — 0.1%
Horton (D.R.), Inc.	7,276	79,090
Lennar Corp., Class A#	2,736	34,939
Pulte Homes, Inc.*	8,034	80,340

		194,369

Home Furnishings — 0.1%
Harman International Industries, Inc.	1,938	68,373
Whirlpool Corp.#	1,669	134,621

		202,994

Household Products & Wares — 0.4%
Avery Dennison Corp.	2,783	101,552
Clorox Co.	3,397	207,217

41

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Household Products & Wares — (continued)
Fortune Brands, Inc.#	3,707	$160,142
Kimberly-Clark Corp.	10,187	649,014

		1,117,925

Housewares — 0.0%
Newell Rubbermaid, Inc.#	7,117	106,826

Insurance — 2.2%
Aflac, Inc.	11,400	527,250
American International Group, Inc.*	3,285	98,484
AON Corp.#	6,944	266,233
Assurant, Inc.	2,973	87,644
Chubb Corp.	8,651	425,456
Cincinnati Financial Corp.	4,092	107,374
Genworth Financial, Inc., Class A*	11,369	129,038
Hartford Financial Services Group, Inc.	9,857	229,274
Lincoln National Corp.	7,473	185,928
Loews Corp.	9,284	337,473
Marsh & McLennan Cos., Inc.	13,109	289,447
MetLife, Inc.	20,185	713,540
Principal Financial Group, Inc.#	7,865	189,075
Prudential Financial, Inc.	11,530	573,733
The Allsate Corp.	13,676	410,827
The Progressive Corp.*	17,356	312,234
The Travelers Cos., Inc.	13,431	669,670
Torchmark Corp.#	2,257	99,195
Unum Group	8,476	165,452
XL Capital Ltd., Class A#	7,749	142,039

		5,959,366

Internet — 2.6%
Akamai Technologies, Inc.*	4,391	111,224
Amazon.com, Inc.*	8,347	1,122,838
eBay, Inc.*	28,228	664,487
Expedia, Inc.*	4,988	128,242
Google, Inc., Class A*	5,997	3,718,020
McAfee, Inc.*	4,000	162,280
priceline.com, Inc.*#	1,050	229,425
Symantec Corp.*#	19,938	356,691
VeriSign, Inc.*	4,909	118,994
Yahoo!, Inc.*	30,120	505,414

		7,117,615

Iron & Steel — 0.3%
AK Steel Holding Corp.#	2,192	46,799
Allegheny Technologies, Inc.#	2,678	119,894
Cliffs Natural Resources, Inc.	3,100	142,879
Nucor Corp.	8,035	374,833
United States Steel Corp.#	3,703	204,109

		888,514

Leisure Time — 0.2%
Carnival Corp.*	11,245	356,354
Harley-Davidson, Inc.#	5,728	144,346

		500,700

	Number of Shares	Value†

Lodging — 0.2%
Marriott International, Inc., Class A#	6,554	$178,596
Starwood Hotels & Resorts Worldwide, Inc.#	4,852	177,438
Wyndham Worldwide Corp.#	4,160	83,907
Wynn Resorts Ltd.#	1,600	93,168

		533,109

Machinery — Construction & Mining — 0.3%
Caterpillar, Inc.	15,228	867,844

Machinery — Diversified — 0.5%
Cummins, Inc.	5,274	241,866
Deere & Co.	10,732	580,494
Flowserve Corp.#	1,300	122,889
Rockwell Automation, Inc.	3,671	172,463
Roper Industries, Inc.	2,200	115,214

		1,232,926

Media — 2.4%
CBS Corp., Class B#	16,525	232,176
Comcast Corp., Class A	70,534	1,189,203
DIRECTV, Class A*#	23,600	787,060
Gannett Co., Inc.	4,474	66,439
Meredith Corp.#	724	22,335
News Corp., Class A	56,560	774,306
Scripps Networks Interactive, Inc., Class A	2,356	97,774
The McGraw-Hill Cos., Inc.#	7,686	257,558
The New York Times Co., Class A*#	2,813	34,769
The Walt Disney Co.	45,977	1,482,758
Time Warner Cable, Inc.*	8,596	355,789
Time Warner, Inc.*	28,804	839,349
Viacom, Inc., Class B*	14,981	445,385

		6,584,901

Metal Fabricate/Hardware — 0.1%
Precision Castparts Corp.	3,425	377,949

Mining — 0.7%
Alcoa, Inc.#	23,248	374,758
Freeport-McMoRan Copper & Gold, Inc.	10,598	850,913
Newmont Mining Corp.	12,383	585,840
Titanium Metals Corp.*#	1,912	23,938
Vulcan Materials Co.	3,041	160,170

		1,995,619

Miscellaneous Manufacturing — 3.0%
3M Co.	17,480	1,445,072
Danaher Corp.	6,484	487,597
Dover Corp.	4,605	191,614
Eastman Kodak Co.*#	5,639	23,797
Eaton Corp.	4,020	255,752
General Electric Co.	264,225	3,997,724
Honeywell International, Inc.	18,508	725,514
Illinois Tool Works, Inc.#	9,373	449,810
ITT Corp.	4,454	221,542
Leggett & Platt, Inc.#	4,354	88,822
Pall Corp.	2,645	95,749

42

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — (continued)
Parker Hannifin Corp.	4,181	$225,272
Textron, Inc.	6,076	114,289

		8,322,554

Office & Business Equipment — 0.1%
Pitney Bowes, Inc.#	5,161	117,465
Xerox Corp.#	21,192	179,284

		296,749

Oil & Gas — 8.4%
Anadarko Petroleum Corp.	12,159	758,965
Apache Corp.	8,227	848,780
Cabot Oil & Gas Corp.	2,622	114,293
Chesapeake Energy Corp.	16,210	419,515
Chevron Corp.	49,970	3,847,190
ConocoPhillips	37,080	1,893,676
Denbury Resources, Inc.*#	6,000	88,800
Devon Energy Corp.	10,929	803,281
Diamond Offshore Drilling, Inc.#	1,800	177,156
EOG Resources, Inc.	6,358	618,633
EQT Corp.	3,100	136,152
Exxon Mobil Corp.	117,882	8,038,374
Hess Corp.	7,197	435,418
Marathon Oil Corp.	17,451	544,820
Murphy Oil Corp.	4,917	266,501
Nabors Industries Ltd.*	6,908	151,216
Noble Energy, Inc.	4,469	318,282
Occidental Petroleum Corp.	20,258	1,647,988
Pioneer Natural Resources Co.#	2,900	139,693
Questar Corp.	4,290	178,335
Range Resources Corp.	3,823	190,577
Rowan Cos., Inc.*	3,203	72,516
Southwestern Energy Co.*	8,790	423,678
Sunoco, Inc.	2,986	77,935
Tesoro Corp.#	3,894	52,764
Valero Energy Corp.	13,340	223,445
XTO Energy, Inc.	14,602	679,431

		23,147,414

Oil & Gas Services — 1.5%
Baker Hughes, Inc.#	7,926	320,845
BJ Services Co.	7,250	134,850
Cameron International Corp.*	6,239	260,790
FMC Technologies, Inc.*	3,100	179,304
Halliburton Co.	22,369	673,083
National-Oilwell Varco, Inc.	10,623	468,368
Schlumberger Ltd.	29,944	1,949,055
Smith International, Inc.	5,221	141,855

		4,128,150

Packaging and Containers — 0.2%
Ball Corp.#	2,413	124,752
Bemis Co., Inc.	2,549	75,578
Owens-Illinois, Inc.*	4,000	131,480

	Number of Shares	Value†

Packaging and Containers — (continued)
Pactiv Corp.*	3,358	$81,062
Sealed Air Corp.	4,033	88,161

		501,033

Pharmaceuticals — 5.1%
Abbott Laboratories	38,296	2,067,601
Allergan, Inc.	7,816	492,486
AmerisourceBergen Corp.	7,300	190,311
Bristol-Myers Squibb Co.#	42,297	1,067,999
Cardinal Health, Inc.	9,282	299,252
Cephalon, Inc.*	1,800	112,338
Eli Lilly & Co.#	25,454	908,962
Express Scripts, Inc.*	6,813	588,984
Forest Laboratories, Inc.*	7,462	239,605
King Pharmaceuticals, Inc.*	6,325	77,608
McKesson Corp.	6,625	414,062
Mead Johnson Nutrition Co., Class A	4,968	217,102
Medco Health Solutions, Inc.*	11,913	761,360
Merck & Co., Inc.	76,127	2,781,680
Mylan, Inc.*#	7,956	146,629
Pfizer, Inc.	200,156	3,640,838
Watson Pharmaceuticals, Inc.*	2,643	104,689

		14,111,506

Pipelines — 0.3%
El Paso Corp.	17,041	167,513
Spectra Energy Corp.	16,084	329,883
The Williams Cos., Inc.	14,034	295,837

		793,233

Real Estate — 0.0%
CB Richard Ellis Group, Inc., Class A*#	6,701	90,933

Retail — 5.4%
Abercrombie & Fitch Co., Class A	2,300	80,155
AutoNation, Inc.*#	2,619	50,154
AutoZone, Inc.*	741	117,130
Bed Bath & Beyond, Inc.*	6,366	245,919
Best Buy Co., Inc.	8,568	338,093
Big Lots, Inc.*#	2,297	66,567
Costco Wholesale Corp.#	10,977	649,509
CVS Caremark Corp.	34,867	1,123,066
Darden Restaurants, Inc.#	3,540	124,148
Family Dollar Stores, Inc.	3,533	98,323
GameStop Corp., Class A*#	4,364	95,746
Home Depot, Inc.	42,304	1,223,855
J.C. Penney Co., Inc.#	5,444	144,865
Kohl’s Corp.*	7,701	415,315
Limited Brands, Inc.	6,260	120,442
Lowe’s Cos., Inc.	37,040	866,366
Macy’s, Inc.	10,327	173,081
McDonald’s Corp.	26,678	1,665,774
Nordstrom, Inc.	4,237	159,226
O’Reilly Automotive, Inc.*	3,200	121,984
Office Depot, Inc.*	5,343	34,462

43

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
RadioShack Corp.	2,567	$50,056
Ross Stores, Inc.#	3,000	128,130
Sears Holding Corp.*#	1,369	114,243
Staples, Inc.#	18,137	445,989
Starbucks Corp.*	17,844	411,483
Target Corp.	18,732	906,067
The Gap, Inc.	11,482	240,548
Tiffany & Co.	3,164	136,052
TJX Cos., Inc.	10,109	369,484
Wal-Mart Stores, Inc.	52,926	2,828,895
Walgreen Co.	24,479	898,869
Yum! Brands, Inc.	11,369	397,574

		14,841,570

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	11,257	154,559

Semiconductors — 2.3%
Advanced Micro Devices, Inc.*	11,868	114,882
Altera Corp.	7,465	168,933
Analog Devices, Inc.	7,076	223,460
Applied Materials, Inc.	33,721	470,071
Broadcom Corp., Class A*	10,751	338,119
Intel Corp.	136,875	2,792,250
KLA-Tencor Corp.#	4,327	156,464
Linear Technology Corp.	5,441	166,168
LSI Corp.*	17,472	105,007
MEMC Electronic Materials, Inc.*#	5,556	75,673
Microchip Technology, Inc.#	4,718	137,105
Micron Technology, Inc.*	21,486	226,892
National Semiconductor Corp.#	6,223	95,585
Novellus Systems, Inc.*#	1,953	45,583
NVIDIA Corp.*	13,754	256,925
QLogic Corp.*	2,593	48,930
Teradyne, Inc.*#	3,357	36,020
Texas Instruments, Inc.	30,881	804,759
Xilinx, Inc.	6,864	172,012

		6,434,838

Software — 3.9%
Adobe Systems, Inc.*	12,805	470,968
Autodesk, Inc.*	5,481	139,272
BMC Software, Inc.*	4,837	193,964
CA, Inc.	9,639	216,492
Citrix Systems, Inc.*	4,591	191,032
Compuware Corp.*	5,119	37,010
Dun & Bradstreet Corp.#	1,400	118,118
Electronic Arts, Inc.*	7,730	137,208
Fidelity National Information Services, Inc.	7,959	186,559
Fiserv, Inc.*	4,007	194,259
IMS Health, Inc.	4,648	97,887
Intuit, Inc.*	7,680	235,853
Microsoft Corp.	191,715	5,845,390
Novell, Inc.*	6,923	28,730
Oracle Corp.	96,713	2,373,337

	Number of Shares	Value†

Software — (continued)
Red Hat, Inc.*#	4,700	$145,230
Salesforce.com, Inc.*	2,700	199,179

		10,810,488

Telecommunications — 5.4%
American Tower Corp., Class A*	10,059	434,649
AT&T, Inc.	146,443	4,104,797
CenturyTel, Inc.	7,475	270,670
Cisco Systems, Inc.*	142,680	3,415,759
Corning, Inc.	38,315	739,863
Frontier Communications Corp.	8,044	62,824
Harris Corp.	3,300	156,915
JDS Uniphase Corp.*	4,496	37,092
Juniper Networks, Inc.*	13,371	356,604
MetroPCS Communications, Inc.*#	6,400	48,832
Motorola, Inc.*	58,126	451,058
QUALCOMM, Inc.	41,371	1,913,822
Qwest Communications International, Inc.#	38,170	160,696
Sprint Nextel Corp.*#	72,983	267,118
Tellabs, Inc.*	10,976	62,344
Verizon Communications, Inc.	70,376	2,331,557
Windstream Corp.#	11,251	123,648

		14,938,248

Textiles — 0.0%
Cintas Corp.	3,455	90,003

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	3,312	106,183
Mattel, Inc.	8,881	177,442

		283,625

Transportation — 1.8%
Burlington Northern Santa Fe Corp.	6,636	654,442
C.H. Robinson Worldwide, Inc.	4,139	243,084
CSX Corp.	9,922	481,118
Expeditors International of Washington, Inc.	5,273	183,131
FedEx Corp.	7,666	639,728
Norfolk Southern Corp.	9,352	490,232
Ryder System, Inc.	1,125	46,316
Union Pacific Corp.#	12,610	805,779
United Parcel Service, Inc., Class B	24,874	1,427,020

		4,970,850

TOTAL COMMON STOCKS (Cost $258,710,464)		243,567,288

REAL ESTATE INVESTMENT TRUSTS — 1.1%
Apartments — 0.1%
Apartment Investment & Management Co., Class A#	2,762	43,971
AvalonBay Communities, Inc.#	2,092	171,774
Equity Residential#	7,092	239,568

		455,313

44

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

INDEX 500 FUND

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Forest Products & Paper — 0.1%
Plum Creek Timber Co.#	4,147	$156,591

Healthcare — 0.2%
HCP, Inc.#	7,550	230,577
Health Care REIT, Inc.	2,900	128,528
Ventas, Inc.#	4,200	183,708

		542,813

Hotels & Resorts — 0.1%
Host Hotels & Resorts, Inc.*#	15,376	179,438

Industrial — 0.1%
ProLogis#	10,529	144,142

Mixed Industrial/Office — 0.1%
Vornado Realty Trust#	3,787	264,863

Office Property — 0.1%
Boston Properties, Inc.#	3,542	237,562

Regional Malls — 0.2%
Simon Property Group, Inc.#	7,028	560,835

Storage & Warehousing — 0.1%
Public Storage#	3,416	278,233

Strip Centers — 0.0%
Kimco Realty Corp.#	8,464	114,518

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,211,457)		2,934,308

	Par (000)
U.S. TREASURY OBLIGATIONS — 0.2%
U.S. Treasury Bills 0.240%, 03/11/10 (Cost $707,976)	$708	707,942

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.3%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,780,134	$1,780,134
BlackRock Liquidity Funds TempFund - Institutional Shares	1,780,133	1,780,133

TOTAL SHORT-TERM INVESTMENTS (Cost $3,560,267)		3,560,267

SECURITIES LENDING COLLATERAL — 9.3%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.104%, 01/04/2010 (Cost $25,677,271)	25,677,271	25,677,271

TOTAL INVESTMENTS — 100.0% (Cost $291,867,435)		$276,447,076

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$243,567,288	$243,567,288	$—	$—
REAL ESTATE INVESTMENT TRUSTS	2,934,308	2,934,308	—	—
U.S. TREASURY OBLIGATIONS	707,942	—	707,942	—
SHORT-TERM INVESTMENTS	3,560,267	3,560,267	—	—
SECURITIES LENDING COLLATERAL	25,677,271	25,677,271	—	—

TOTAL INVESTMENTS	276,447,076	275,739,134	707,942	—

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities - Rights (Market Value)
Balance as of 12/31/2008	$328
Purchases/(Sales)	(418)
Realized gain/loss from sales	418
Change in unrealized appreciation/(depreciation)	(328)
Transfers in and/or out of Level 3	—

Balance as of 12/31/2009	—

The accompanying notes are an integral part of these financial statements.

45

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

MID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 78.8%
Advertising — 0.5%
Focus Media Holding Ltd. ADR*#	32,670	$517,820

Airlines — 0.9%
Continental Airlines, Inc., Class B*#	52,920	948,326

Apparel — 1.7%
Coach, Inc.	34,840	1,272,705
The Warnaco Group, Inc.*	10,610	447,636

		1,720,341

Banks — 0.6%
Fifth Third Bancorp	63,350	617,662

Beverages — 1.5%
Green Mountain Coffee Roasters, Inc.*#	10,400	847,288
Hansen Natural Corp.*	19,340	742,656

		1,589,944

Biotechnology — 4.1%
Alexion Pharmaceuticals, Inc.*	18,750	915,375
Charles River Laboratories International, Inc.*	18,530	624,276
Human Genome Sciences, Inc.*	12,180	372,708
Illumina, Inc.*#	7,980	244,587
Life Technologies Corp.*#	13,700	715,551
United Therapeutics Corp.*	16,460	866,619
Vertex Pharmaceuticals, Inc.*#	12,280	526,198

		4,265,314

Chemicals — 2.0%
Airgas, Inc.	10,260	488,376
CF Industries Holdings, Inc.	9,290	843,346
Ecolab, Inc.#	15,420	687,424

		2,019,146

Coal — 1.1%
Consol Energy, Inc.	22,450	1,118,010

Commercial Services — 2.1%
Global Payments, Inc.	19,900	1,071,814
Robert Half International, Inc.#	21,340	570,418
VistaPrint N.V.*	8,450	478,777

		2,121,009

Computers — 1.9%
Brocade Communications Systems, Inc.*	62,300	475,349
NetApp, Inc.*	44,460	1,528,979

		2,004,328

Cosmetics & Personal Care — 1.4%
Avon Products, Inc.	45,370	1,429,155

Distribution & Wholesale — 0.8%
Fastenal Co.#	21,070	877,355

Diversified Financial Services — 4.7%
Affiliated Managers Group, Inc.*#	12,160	818,976
IntercontinentalExchange, Inc.*	9,890	1,110,647
Lazard Ltd., Class A	16,790	637,516
T. Rowe Price Group, Inc.#	25,560	1,361,070

	Number of Shares	Value†

Diversified Financial Services — (continued)
TD Ameritrade Holding Corp.*	46,310	$897,488

		4,825,697

Electric — 0.8%
The AES Corp.*	58,460	778,103

Electrical Components & Equipment — 1.3%
American Superconductor Corp.*#	5,100	208,590
Energizer Holdings, Inc.*	17,660	1,082,205

		1,290,795

Electronics — 0.7%
Waters Corp.*	11,390	705,724

Engineering & Construction — 0.8%
McDermott International, Inc.*	36,160	868,202

Food — 1.5%
Cia Brasileira de Distribuicao Grupo Pao de Acucar#	6,830	513,070
Whole Foods Market, Inc.*	38,360	1,052,982

		1,566,052

Healthcare Products — 1.5%
Beckman Coulter, Inc.	5,900	386,096
Intuitive Surgical, Inc.*	3,800	1,152,616

		1,538,712

Healthcare Services — 2.1%
CIGNA Corp.	19,440	685,649
Community Health Systems, Inc.*#	12,200	434,320
DaVita, Inc.*	10,350	607,959
Health Management Association, Inc., Class A*	60,390	439,035

		2,166,963

Home Builders — 1.7%
Horton (D.R.), Inc.	65,210	708,833
Pulte Homes, Inc.*	103,250	1,032,500

		1,741,333

Insurance — 0.8%
Genworth Financial, Inc., Class A*	74,830	849,320

Internet — 5.4%
F5 Networks, Inc.*	31,750	1,682,115
McAfee, Inc.*	29,860	1,211,420
MercadoLibre, Inc.*	10,940	567,458
priceline.com, Inc.*#	6,080	1,328,480
VeriSign, Inc.*#	32,440	786,346

		5,575,819

Iron & Steel — 1.2%
United States Steel Corp.#	21,830	1,203,270

Leisure Time — 1.6%
Harley-Davidson, Inc.#	26,330	663,516
WMS Industries, Inc.*#	24,275	971,000

		1,634,516

46

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

MID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Lodging — 2.4%
Starwood Hotels & Resorts Worldwide, Inc.#	39,280	$1,436,469
Wynn Resorts Ltd.#	17,090	995,151

		2,431,620
Machinery — Construction & Mining — 1.3%
Joy Global, Inc.	18,020	929,652
Terex Corp.*	19,470	385,700

		1,315,352

Machinery — Diversified — 1.1%
Cummins, Inc.#	23,670	1,085,506

Media — 0.7%
Cablevision Systems Corp., Class A	27,580	712,116

Metal Fabricate/Hardware — 1.0%
Precision Castparts Corp.	9,030	996,460

Mining — 1.4%
Alcoa, Inc.#	51,170	824,860
Thompson Creek Metals Co., Inc.*	57,000	668,040

		1,492,900

Miscellaneous Manufacturing — 0.8%
Parker Hannifin Corp.	14,400	775,872

Oil & Gas — 3.7%
Concho Resources, Inc.*	14,360	644,764
Nabors Industries Ltd.*	37,600	823,064
PetroHawk Energy Corp.*	37,440	898,186
Questar Corp.	13,650	567,430
Range Resources Corp.#	18,365	915,495

		3,848,939

Oil & Gas Services — 1.1%
Cameron International Corp.*	27,550	1,151,590

Pharmaceuticals — 2.0%
AmerisourceBergen Corp.	39,260	1,023,508
Watson Pharmaceuticals, Inc.*	26,000	1,029,860

		2,053,368

Real Estate — 0.8%
CB Richard Ellis Group, Inc., Class A*#	63,040	855,453

Retail — 4.5%
Bed Bath & Beyond, Inc.*	25,900	1,000,517
Guess?, Inc.	28,670	1,212,741
Nordstrom, Inc.	20,230	760,243
Panera Bread Co., Class A*#	9,480	634,876
Urban Outfitters, Inc.*	30,710	1,074,543

		4,682,920

Semiconductors — 8.6%
ASML Holding N.V.	29,280	998,155
Broadcom Corp., Class A*	35,350	1,111,758
Lam Research Corp.*	31,650	1,240,996
Marvell Technology Group Ltd.*	62,270	1,292,102

	Number of Shares	Value†

Semiconductors — (continued)
Micron Technology, Inc.*#	162,430	$1,715,261
Netlogic Microsystems, Inc.*#	12,560	581,026
PMC-Sierra, Inc.*	85,420	739,737
Varian Semiconductor Equipment Associates, Inc.*	32,962	1,182,677

		8,861,712

Software — 3.5%
Cerner Corp.*#	12,390	1,021,432
Fiserv, Inc.*#	11,270	546,370
MSCI, Inc., Class A*	19,670	625,506
Salesforce.com, Inc.*	19,550	1,442,203

		3,635,511

Telecommunications — 3.2%
Alcatel-Lucent ADR*	177,770	590,196
Atheros Communications, Inc.*#	42,690	1,461,706
Juniper Networks, Inc.*	30,280	807,568
Millicom International Cellular S.A.	6,300	464,751

		3,324,221

TOTAL COMMON STOCKS (Cost $62,846,786)		81,196,456

REAL ESTATE INVESTMENT TRUSTS — 0.8%
Mixed Industrial/Office — 0.8%
Digital Realty Trust, Inc.# (Cost $672,325)	15,930	800,960

SHORT-TERM INVESTMENTS — 1.1%
BlackRock Liquidity Funds TempCash - Institutional Shares (Cost $1,172,139)	1,172,139	1,172,139

SECURITIES LENDING COLLATERAL — 19.3%
BlackRock Liquidity Funds TempFund -Institutional Shares 0.104%, 01/04/2010 (Cost $19,887,573)	19,887,573	19,887,573

TOTAL INVESTMENTS — 100.0% (Cost $84,578,823)		$103,057,128

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

ADR — American Depository Receipt.

47

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

MID CAP GROWTH FUND

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$81,196,456	$81,196,456	$—	$—
REAL ESTATE INVESTMENT TRUSTS	800,960	800,960	—	—
SHORT-TERM INVESTMENTS	1,172,139	1,172,139	—	—
SECURITIES LENDING COLLATERAL	19,887,573	19,887,573	—	—

TOTAL INVESTMENTS	103,057,128	103,057,128	—	—

The accompanying notes are an integral part of these financial statements.

48

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

MID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 70.5%
Aerospace & Defense — 1.7%
Empresa Brasileira de Aeronautic S.A. ADR	44,500	$983,895
L-3 Communications Holdings, Inc.	11,900	1,034,705

		2,018,600

Auto Manufacturers — 0.4%
Navistar International Corp.*	13,800	533,370

Auto Parts & Equipment — 2.7%
American Axle & Manufacturing Holdings, Inc.*	35,300	283,106
Johnson Controls, Inc.	19,500	531,180
Lear Corp.*	20,800	1,406,912
WABCO Holdings, Inc.	41,100	1,059,969

		3,281,167

Banks — 5.3%
Comerica, Inc.	41,900	1,238,983
Fifth Third Bancorp	134,600	1,312,350
First Horizon National Corp.*#	50,171	672,291
KeyCorp	108,200	600,510
Regions Financial Corp.	173,600	918,344
SunTrust Banks, Inc.#	54,800	1,111,892
Zions Bancorporation#	45,600	585,048

		6,439,418

Beverages — 1.1%
Dr. Pepper Snapple Group, Inc.	48,300	1,366,890

Building Materials — 2.4%
Louisiana-Pacific Corp.*	57,800	403,444
Masco Corp.#	65,000	897,650
Owens Corning*#	60,300	1,546,092

		2,847,186

Commercial Services — 2.8%
Lender Processing Services, Inc.	39,550	1,608,103
Moody’s Corp.#	64,200	1,720,560

		3,328,663

Computers — 0.8%
Affiliated Computer Services, Inc., Class A*	16,600	990,854

Diversified Financial Services — 1.7%
Invesco Ltd.	65,000	1,526,850
Jefferies Group, Inc.*#	21,400	507,822

		2,034,672

Electric — 5.7%
Allegheny Energy, Inc.#	23,300	547,084
CMS Energy Corp.#	81,600	1,277,856
DPL, Inc.	40,300	1,112,280
DTE Energy Co.#	15,100	658,209
Entergy Corp.	7,400	605,616
NRG Energy, Inc.*	48,000	1,133,280
NV Energy, Inc.	76,600	948,308
PPL Corp.	18,300	591,273

		6,873,906

	Number of Shares	Value†

Electrical Components & Equipment — 1.1%
Energizer Holdings, Inc.*#	22,100	$1,354,288

Electronics — 0.8%
Avnet, Inc.*	33,000	995,280

Engineering & Construction — 2.0%
Chicago Bridge & Iron Co. NV*#	79,800	1,613,556
McDermott International, Inc.*	31,400	753,914

		2,367,470

Food — 0.5%
The J.M. Smucker Co.	10,700	660,725

Healthcare Services — 3.4%
Aetna, Inc.	31,500	998,550
CIGNA Corp.	23,600	832,372
Coventry Health Care, Inc.*	35,850	870,796
MEDNAX, Inc.*#	24,400	1,466,684

		4,168,402

Home Builders — 0.6%
KB Home#	50,100	685,368

Home Furnishings — 1.6%
Whirlpool Corp.#	23,700	1,911,642

Insurance — 5.2%
Assurant, Inc.	47,200	1,391,456
Fidelity National Financial, Inc., Class A	32,500	437,450
PartnerRe Ltd.	12,400	925,784
Principal Financial Group, Inc.#	51,300	1,233,252
StanCorp Financial Group, Inc.	32,800	1,312,656
W. R. Berkley Corp.	42,400	1,044,736

		6,345,334

Iron & Steel — 1.0%
Cliffs Natural Resources, Inc.	6,000	276,540
United States Steel Corp.#	16,300	898,456

		1,174,996

Leisure Time — 1.2%
Harley-Davidson, Inc.#	59,300	1,494,360

Machinery — Construction & Mining — 2.6%
Bucyrus International, Inc.	32,200	1,815,114
Terex Corp.*	65,500	1,297,555

		3,112,669

Machinery — Diversified — 0.6%
AGCO Corp.*#	23,700	766,458

Media — 2.5%
Cablevision Systems Corp., Class A	49,600	1,280,672
The McGraw-Hill Cos., Inc.#	53,500	1,792,785

		3,073,457

Mining — 2.9%
Freeport-McMoRan Copper & Gold, Inc.	9,800	786,842
Sterlite Industries (India) Ltd. ADR#	31,000	564,820

49

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

MID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Mining — (continued)
Teck Resources Ltd., Class B*#	61,300	$2,143,661

		3,495,323

Miscellaneous Manufacturing — 1.4%
Ingersoll-Rand Plc#	39,300	1,404,582
SPX Corp.#	5,400	295,380

		1,699,962

Oil & Gas — 7.7%
Cabot Oil & Gas Corp.	18,100	788,979
Denbury Resources, Inc.*#	43,100	637,880
Newfield Exploration Co.*	19,800	954,954
Noble Corp.#	32,800	1,334,960
Noble Energy, Inc.	18,900	1,346,058
Southwestern Energy Co.*	26,100	1,258,020
Talisman Energy, Inc.	58,400	1,088,576
Whiting Petroleum Corp.*	26,500	1,893,425

		9,302,852

Oil & Gas Services — 1.3%
National-Oilwell Varco, Inc.#	23,400	1,031,706
Oceaneering International, Inc.*	8,200	479,864

		1,511,570

Pharmaceuticals — 4.0%
AmerisourceBergen Corp.	46,700	1,217,469
NBTY, Inc.*	49,800	2,168,292
Shire Plc ADR	24,100	1,414,670

		4,800,431

Retail — 3.0%
GameStop Corp., Class A*#	19,800	434,412
J.C. Penney Co., Inc.#	52,900	1,407,669
Limited Brands, Inc.	24,200	465,608
Macy’s, Inc.#	80,100	1,342,476

		3,650,165

Software — 0.7%
Fidelity National Information Services, Inc.	38,400	900,096

Telecommunications — 1.1%
Anixter International, Inc.*	27,200	1,281,120

Transportation — 0.7%
Genco Shipping & Trading Ltd.*#	21,100	472,218
Ship Finance International Ltd.#	29,696	404,757

		876,975

TOTAL COMMON STOCKS (Cost $80,402,108)		85,343,669

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 3.7%
Building & Real Estate — 0.6%
Annaly Capital Management, Inc.#	40,200	$697,470

Mixed Industrial/Office — 1.1%
Vornado Realty Trust#	19,616	1,371,943

Office Property — 1.2%
Alexandria Real Estate Equities, Inc.#	10,000	642,900
Boston Properties, Inc.	12,500	838,375

		1,481,275

Regional Malls — 0.8%
The Macerich Co.#	25,563	918,990

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,005,456)		4,469,678

SHORT-TERM INVESTMENTS — 2.8%
BlackRock Liquidity Funds FedFund - Institutional Shares	1,709,952	1,709,952
BlackRock Liquidity Funds TempFund - Institutional Shares	1,709,953	1,709,953

TOTAL SHORT-TERM INVESTMENTS (Cost $3,419,905)		3,419,905

SECURITIES LENDING COLLATERAL — 23.0%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.104%, 01/04/2010 (Cost $27,852,018)	27,852,018	27,852,018

TOTAL INVESTMENTS — 100.0% (Cost $114,679,487)		$121,085,270

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$85,343,669	$85,343,669	$—	$—
REAL ESTATE INVESTMENT TRUSTS	4,469,678	4,469,678	—	—
SHORT-TERM INVESTMENTS	3,419,905	3,419,905	—	—
SECURITIES LENDING COLLATERAL	27,852,018	27,852,018	—	—

TOTAL INVESTMENTS	121,085,270	121,085,270	—	—

The accompanying notes are an integral part of these financial statements.

50

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

MID CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 75.8%
Advertising — 2.5%
Interpublic Group of Cos., Inc.*#	93,000	$686,340
Omnicom Group, Inc.#	14,900	583,335

		1,269,675

Aerospace & Defense — 0.3%
Curtiss-Wright Corp.	4,100	128,412

Auto Parts & Equipment — 1.3%
Autoliv, Inc.	2,300	99,728
WABCO Holdings, Inc.	22,000	567,380

		667,108

Banks — 6.3%
City National Corp.	14,600	665,760
Comerica, Inc.#	17,400	514,518
Commerce Bancshares, Inc.#	7,560	292,723
Cullen/Frost Bankers, Inc.	8,900	445,000
FirstMerit Corp.	3,000	60,420
KeyCorp	63,300	351,315
M&T Bank Corp.#	8,400	561,876
State Street Corp.	2,900	126,266
SunTrust Banks, Inc.#	8,800	178,552

		3,196,430

Building Materials — 0.2%
Simpson Manufacturing Co., Inc.#	4,500	121,005

Chemicals — 0.7%
Celanese Corp., Series A	6,000	192,600
Olin Corp.	9,100	159,432

		352,032

Commercial Services — 0.6%
H&R Block, Inc.	14,500	327,990

Computers — 0.9%
Diebold, Inc.	12,400	352,780
Jack Henry & Associates, Inc.	4,700	108,664

		461,444

Distribution & Wholesale — 0.3%
Fossil, Inc.*#	3,800	127,528
Grainger (W.W.), Inc.	500	48,415

		175,943

Diversified Financial Services — 2.1%
Lazard Ltd., Class A#	22,000	835,340
Raymond James Financial, Inc.#	8,900	211,553

		1,046,893

Electric — 1.3%
CMS Energy Corp.#	28,000	438,480
Northeast Utilities#	8,000	206,320

		644,800

Electrical Components & Equipment — 0.7%
AMETEK, Inc.	8,900	340,336

	Number of Shares	Value†

Electronics — 0.6%
Trimble Navigation Ltd.*#	12,100	$304,920

Engineering & Construction — 0.6%
Jacobs Engineering Group, Inc.*#	7,700	289,597

Entertainment — 0.4%
International Game Technology	10,100	189,577

Environmental Control — 0.6%
Republic Services, Inc.	10,095	285,790

Food — 1.0%
The J.M. Smucker Co.	8,000	494,000

Gas — 0.4%
Piedmont Natural Gas Co., Inc.	6,800	181,900

Hand & Machine Tools — 0.6%
Kennametal, Inc.	12,600	326,592

Healthcare Products — 4.2%
DENTSPLY International, Inc.#	5,100	179,367
Kinetic Concepts, Inc.*	6,400	240,960
Patterson Cos., Inc.*#	24,800	693,904
The Cooper Cos., Inc.#	9,100	346,892
Varian Medical Systems, Inc.*#	9,100	426,335
Zimmer Holdings, Inc.*	4,300	254,173

		2,141,631

Healthcare Services — 2.7%
CIGNA Corp.	9,300	328,011
DaVita, Inc.*	9,400	552,156
HealthSouth Corp.*	15,600	292,812
Humana, Inc.*#	4,600	201,894

		1,374,873

Household Products & Wares — 0.8%
Fortune Brands, Inc.#	9,600	414,720

Insurance — 2.7%
ACE Ltd.*	5,300	267,120
AON Corp.#	5,000	191,700
Markel Corp.*#	900	306,000
PartnerRe Ltd.	7,800	582,348

		1,347,168

Internet — 1.0%
McAfee, Inc.*	5,100	206,907
NutriSystem, Inc.#	10,400	324,168

		531,075

Iron & Steel — 2.4%
Reliance Steel & Aluminum Co.	14,900	643,978
Steel Dynamics, Inc.	14,100	249,852
United States Steel Corp.#	6,200	341,744

		1,235,574

Lodging — 2.6%
Hyatt Hotels Corp., Class A*#	6,700	199,727
Marriott International, Inc., Class A#	18,096	493,116

51

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

MID CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Lodging — (continued)
Starwood Hotels & Resorts Worldwide, Inc.#	13,000	$475,410
Wynn Resorts Ltd.#	2,500	145,575

		1,313,828

Machinery — Diversified — 0.6%
Roper Industries, Inc.	5,400	282,798

Mining — 0.6%
Agnico-Eagle Mines Ltd.	5,900	318,600

Miscellaneous Manufacturing — 4.8%
Eaton Corp.	10,400	661,648
ITT Corp.	7,900	392,946
Parker Hannifin Corp.	7,800	420,264
Pentair, Inc.	3,700	119,510
SPX Corp.	6,500	355,550
Tyco International Ltd.*	13,800	492,384

		2,442,302

Oil & Gas — 5.3%
Cabot Oil & Gas Corp.	10,900	475,131
EOG Resources, Inc.	1,800	175,140
EQT Corp.	15,900	698,328
Goodrich Petroleum Corp.*#	10,700	260,545
Helmerich & Payne, Inc.	5,600	223,328
Nabors Industries Ltd.*	4,600	100,694
Noble Energy, Inc.	6,000	427,320
Questar Corp.	3,800	157,966
Range Resources Corp.#	3,300	164,505

		2,682,957

Oil & Gas Services — 2.6%
Halliburton Co.	18,381	553,084
Smith International, Inc.	10,000	271,700
Superior Energy Services, Inc.*	19,500	473,655

		1,298,439

Packaging and Containers — 0.9%
Ball Corp.	8,400	434,280

Pharmaceuticals — 6.4%
AmerisourceBergen Corp.	30,900	805,563
McKesson Corp.	9,400	587,500
Mylan, Inc.*#	32,500	598,975
Onyx Pharmaceuticals, Inc.*	6,394	187,600
Warner Chilcott Plc, Class A*#	28,200	802,854
Watson Pharmaceuticals, Inc.*	7,100	281,231

		3,263,723

Pipelines — 1.7%
El Paso Corp.	32,300	317,509
The Williams Cos., Inc.	27,000	569,160

		886,669

Retail — 4.1%
American Eagle Outfitters, Inc.	27,100	460,158
Big Lots, Inc.*#	11,900	344,862

	Number of Shares	Value†

Retail — (continued)
Family Dollar Stores, Inc.#	9,300	$258,819
Guess?, Inc.	2,300	97,290
Nordstrom, Inc.	6,900	259,302
PetSmart, Inc.	12,200	325,618
Pier 1 Imports, Inc.*	16,100	81,949
The Children’s Place Retail Stores, Inc.*#	7,400	244,274

		2,072,272

Savings & Loans — 0.5%
Washington Federal, Inc.	13,600	263,024

Semiconductors — 2.1%
Micron Technology, Inc.*#	39,000	411,840
QLogic Corp.*	13,000	245,310
Xilinx, Inc.	15,800	395,948

		1,053,098

Software — 4.7%
Adobe Systems, Inc.*	15,722	578,255
Autodesk, Inc.*	20,880	530,561
CA, Inc.	15,100	339,146
Intuit, Inc.*	19,300	592,703
VeriFone Holdings, Inc.*#	21,300	348,894

		2,389,559

Telecommunications — 1.7%
CenturyTel, Inc.	19,314	699,360
Tellabs, Inc.*	28,500	161,880

		861,240

Transportation — 1.7%
Kansas City Southern*	22,000	732,380
Kirby Corp.*#	3,314	115,427

		847,807

Trucking and Leasing — 0.3%
GATX Corp.#	6,000	172,500

TOTAL COMMON STOCKS (Cost $31,869,509)		38,432,581

REAL ESTATE INVESTMENT TRUSTS — 0.7%
Office Property — 0.7%
Alexandria Real Estate Equities, Inc.# (Cost $312,843)	5,800	372,882

SHORT-TERM INVESTMENTS — 3.6%
BlackRock Liquidity Funds TempCash - Institutional Shares	916,153	916,153
BlackRock Liquidity Funds TempFund - Institutional Shares	916,152	916,152

TOTAL SHORT-TERM INVESTMENTS (Cost $1,832,305)		1,832,305

52

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

MID CORE VALUE FUND

	Number of Shares	Value†
SECURITIES LENDING COLLATERAL — 19.9%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.104%, 01/04/2010 (Cost $10,087,095)	10,087,095	$10,087,095

TOTAL INVESTMENTS — 100.0% (Cost $44,101,752)		$50,724,863

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$38,432,581	$38,432,581	$—	$—
REAL ESTATE INVESTMENTS TRUSTS	372,882	372,882	—	—
SHORT-TERM INVESTMENTS	1,832,305	1,832,305	—	—
SECURITIES LENDING COLLATERAL	10,087,095	10,087,095	—	—

TOTAL INVESTMENTS	50,724,863	50,724,863	—	—

The accompanying notes are an integral part of these financial statements.

53

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 93.2%
Aerospace & Defense — 0.9%
Esterline Technologies Corp.*	5,138	$209,476

Banks — 0.6%
Signature Bank*	4,000	127,600

Biotechnology — 2.8%
Acorda Therapeutics, Inc.*	4,700	118,534
Dendreon Corp.*	5,200	136,656
Illumina, Inc.*	2,900	88,885
OSI Pharmaceuticals, Inc.*	5,300	164,459
Vertex Pharmaceuticals, Inc.*	2,900	124,265

		632,799

Chemicals — 2.3%
Airgas, Inc.	4,500	214,200
Celanese Corp., Series A	5,400	173,340
Rockwood Holdings, Inc.*	5,800	136,648

		524,188

Commercial Services — 17.7%
Alliance Data Systems Corp.*	5,400	348,786
Apollo Group, Inc., Class A*	4,000	242,320
FTI Consulting, Inc.*	8,100	381,996
Gartner, Inc.*	28,615	516,214
ICF International, Inc.*	2,535	67,938
Live Nation, Inc.*	41,462	352,842
Manpower, Inc.	3,000	163,740
Resources Connection, Inc.*	18,446	391,424
Strayer Education, Inc.	1,000	212,490
TeleTech Holdings, Inc.*	7,598	152,188
The Corporate Executive Board Co.	6,300	143,766
Total System Services, Inc.	17,000	293,590
VistaPrint N.V.*	4,136	234,346
Weight Watchers International, Inc.	8,900	259,524
Wright Express Corp.*	5,877	187,241

		3,948,405

Computers — 4.4%
IHS, Inc., Class A*	5,900	323,379
Riverbed Technology, Inc.*	5,791	133,019
SYKES Enterprises, Inc.*	20,987	534,539

		990,937

Distribution & Wholesale — 0.7%
LKQ Corp.*	8,000	156,720

Diversified Financial Services — 1.3%
Lazard Ltd., Class A	3,500	132,895
Raymond James Financial, Inc.	6,200	147,374

		280,269

Electronics — 1.8%
Dolby Laboratories, Inc., Class A*	3,500	167,055
PerkinElmer, Inc.	7,000	144,130
Thomas & Betts Corp.*	2,400	85,896

		397,081

	Number of Shares	Value†

Engineering & Construction — 0.7%
URS Corp.*	3,300	$146,916

Entertainment — 6.2%
DreamWorks Animation SKG, Inc. Class A*	6,200	247,690
National CineMedia, Inc.	22,144	366,926
Penn National Gaming, Inc.*	5,400	146,772
Regal Entertainment Group, Class A	8,033	115,997
Scientific Games Corp., Class A*	34,762	505,787

		1,383,172

Healthcare Products — 8.2%
Boston Scientific Corp.*	23,600	212,400
DENTSPLY International, Inc.	3,100	109,027
ev3, Inc.*	25,600	341,504
Greatbatch, Inc.*	7,200	138,456
Inverness Medical Innovations, Inc.*	4,330	179,738
NuVasive, Inc.*	10,925	349,382
Patterson Cos., Inc.*	3,900	109,122
Sirona Dental Systems, Inc.*	5,233	166,095
STERIS Corp.	7,971	222,949

		1,828,673

Home Furnishings — 1.3%
TiVo, Inc.*	29,400	299,292

Insurance — 1.2%
Allied World Assurance Co. Holdings Ltd.	2,100	96,747
The Hanover Insurance Group, Inc.	4,000	177,720

		274,467

Internet — 5.9%
Equinix, Inc.*	700	74,305
GSI Commerce, Inc.*	27,583	700,333
NetFlix, Inc.*	2,100	115,794
priceline.com, Inc.*	600	131,100
Sapient Corp.*	34,826	288,011

		1,309,543

Iron & Steel — 0.8%
Allegheny Technologies, Inc.	4,200	188,034

Leisure Time — 2.6%
Polaris Industries, Inc.	5,759	251,265
WMS Industries, Inc.*	8,345	333,800

		585,065

Lodging — 1.0%
Hyatt Hotels Corp., Class A*	3,150	93,902
Starwood Hotels & Resorts Worldwide, Inc.	3,800	138,966

		232,868

Machinery — Construction & Mining — 0.9%
Bucyrus International, Inc.	3,700	208,569

Machinery — Diversified — 2.0%
Chart Industries, Inc.*	5,400	89,370
Gardner Denver, Inc.	8,200	348,910

		438,280

54

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Metal Fabricate/Hardware — 0.5%
Timken Co.	4,200	$99,582

Miscellaneous Manufacturing — 2.0%
Acuity Brands, Inc.	4,211	150,080
ITT Corp.	6,000	298,440

		448,520

Oil & Gas — 4.3%
Concho Resources, Inc.*	4,600	206,540
Continental Resources, Inc.*	4,400	188,716
Goodrich Petroleum Corp.*	6,500	158,275
PetroHawk Energy Corp.*	6,933	166,323
Whiting Petroleum Corp.*	3,257	232,712

		952,566

Packaging and Containers — 0.6%
Owens-Illinois, Inc.*	3,800	124,906

Pharmaceuticals — 4.6%
Cephalon, Inc.*	2,000	124,820
Forest Laboratories, Inc.*	3,800	122,018
Mylan, Inc.*	20,133	371,051
Onyx Pharmaceuticals, Inc.*	8,150	239,121
Perrigo Co.	4,300	171,312

		1,028,322

Real Estate — 0.8%
CB Richard Ellis Group, Inc., Class A*	12,733	172,787

Retail — 3.2%
American Eagle Outfitters, Inc.	5,600	95,088
Bed Bath & Beyond, Inc.*	3,600	139,068
Dick’s Sporting Goods, Inc.*	3,200	79,584
GameStop Corp., Class A*	7,600	166,744
Phillips-Van Heusen Corp.	6,000	244,080

		724,564

Semiconductors — 3.6%
Fairchild Semiconductor International, Inc.*	14,748	147,332
Microsemi Corp.*	18,213	323,281
PMC-Sierra, Inc.*	38,800	336,008

		806,621

Software — 4.6%
Lawson Software, Inc.*	34,200	227,430
SkillSoft Plc ADR*	53,926	565,145
Solera Holdings, Inc.	6,812	245,300

		1,037,875

Telecommunications — 4.4%
MetroPCS Communications, Inc.*	14,100	107,583
NII Holdings, Inc.*	15,333	514,882
SBA Communications Corp., Class A*	10,300	351,848

		974,313

Transportation — 1.3%
Nordic American Tanker Shipping	3,400	102,000
RailAmerica, Inc.*	7,350	89,670

	Number of Shares	Value†

Transportation — (continued)
UTi Worldwide, Inc.	7,300	$104,536

		296,206

TOTAL COMMON STOCKS (Cost $17,628,347)		20,828,616

SHORT-TERM INVESTMENTS — 6.8%
BlackRock Liquidity Funds TempCash -Institutional Shares	761,763	761,763
BlackRock Liquidity Funds TempFund -Institutional Shares	761,763	761,763

TOTAL SHORT-TERM INVESTMENTS (Cost $1,523,526)		1,523,526

TOTAL INVESTMENTS — 100.0% (Cost $19,151,873)		$22,352,142

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$20,828,616	$20,828,616	$—	$—
SHORT-TERM INVESTMENTS	1,523,526	1,523,526	—	—

TOTAL INVESTMENTS	22,352, 142	22,352,142	—	—

The accompanying notes are an integral part of these financial statements.

55

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 92.5%
Agriculture — 1.8%
Bunge Ltd.	2,250	$143,617
Universal Corp.	5,175	236,032

		379,649

Airlines — 0.6%
Alaska Air Group, Inc.*	2,550	88,128
SkyWest, Inc.	2,700	45,684

		133,812

Apparel — 0.9%
Jones Apparel Group, Inc.	12,700	203,962

Auto Parts & Equipment — 3.6%
Dana Holding Corp.*	20,000	216,800
Federal Mogul Corp.*	17,200	297,560
TRW Automotive Holdings Corp.*	10,700	255,516

		769,876

Banks — 3.4%
Associated Banc-Corp	17,000	187,170
City National Corp.	3,000	136,800
Comerica, Inc.	5,950	175,941
Webster Financial Corp.	9,500	112,765
Whitney Holding Corp.	12,600	114,786

		727,462

Beverages — 1.2%
Constellation Brands, Inc., Class A*	16,475	262,447

Building Materials — 0.6%
Masco Corp.	8,900	122,909

Chemicals — 3.7%
Arch Chemicals, Inc.	6,650	205,352
Cytec Industries, Inc.	4,800	174,816
Huntsman Corp.	15,200	171,608
Rockwood Holdings, Inc.*	10,550	248,558

		800,334

Commercial Services — 2.9%
Convergys Corp.*	23,300	250,475
Hertz Global Holdings, Inc.*	17,400	207,408
Kelly Services, Inc., Class A*	13,900	165,827

		623,710

Computers — 3.0%
Insight Enterprises, Inc.*	13,000	148,460
NCR Corp.*	11,450	127,438
SanDisk Corp.*	5,400	156,546
Western Digital Corp.*	4,800	211,920

		644,364

Distribution & Wholesale — 1.9%
United Stationers, Inc.*	3,475	197,554
WESCO International, Inc.*	8,000	216,080

		413,634

	Number of Shares	Value†

Electric — 4.9%
CMS Energy Corp.	13,825	$216,499
Northeast Utilities	9,800	252,742
Pepco Holdings, Inc.	11,800	198,830
Portland General Electric Co.	9,400	191,854
RRI Energy, Inc.*	10,150	58,058
Wisconsin Energy Corp.	2,700	134,541

		1,052,524

Electrical Components & Equipment — 1.4%
EnerSys*	8,600	188,082
General Cable Corp.*	4,200	123,564

		311,646

Electronics — 4.8%
Arrow Electronics, Inc.*	6,500	192,465
AU Optronics Corp. ADR	16,940	203,111
Avnet, Inc.*	6,400	193,024
Flextronics International Ltd.*	26,100	190,791
Thomas & Betts Corp.*	6,750	241,582

		1,020,973

Food — 3.8%
Dean Foods Co.*	10,200	184,008
Del Monte Foods Co.	10,900	123,606
Smithfield Foods, Inc.*	13,550	205,824
SUPERVALU, Inc.	11,150	141,717
Tyson Foods, Inc., Class A	12,900	158,283

		813,438

Gas — 1.0%
NiSource, Inc.	13,975	214,936

Hand & Machine Tools — 1.2%
Black & Decker Corp.	2,000	129,660
Regal-Beloit Corp.	2,500	129,850

		259,510

Healthcare Services — 2.5%
AMERIGROUP Corp.*	4,600	124,016
LifePoint Hospitals, Inc.*	8,450	274,709
Molina Healthcare, Inc.*	5,300	121,211
Universal Health Services, Inc., Class B	600	18,300
		538,236
Home Builders — 1.1%
NVR, Inc.*	175	124,374
Pulte Homes, Inc.*	10,200	102,000

		226,374

Home Furnishings — 0.7%
Whirlpool Corp.	1,800	145,188

Insurance — 5.5%
Arch Capital Group Ltd.*	1,550	110,903
Aspen Insurance Holdings Ltd.	6,300	160,335
Endurance Specialty Holdings Ltd.	5,300	197,319
Fidelity National Financial, Inc., Class A	9,000	121,140
Reinsurance Group of America, Inc.	4,925	234,676

56

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — (continued)
StanCorp Financial Group, Inc.	4,200	$168,084
Unum Group	9,875	192,760

		1,185,217

Iron & Steel — 2.6%
AK Steel Holding Corp.	6,800	145,180
Reliance Steel & Aluminum Co.	4,900	211,778
Steel Dynamics, Inc.	11,400	202,008

		558,966

Leisure Time — 1.2%
Callaway Golf Co.	16,900	127,426
Harley-Davidson, Inc.	5,100	128,520

		255,946

Lodging — 1.4%
Boyd Gaming Corp.*	14,500	121,365
Wyndham Worldwide Corp.	8,800	177,496

		298,861

Machinery — Construction & Mining — 1.2%
Terex Corp.*	12,825	254,063

Machinery — Diversified — 1.5%
Briggs & Stratton Corp.	5,700	106,647
Gardner Denver, Inc.	4,850	206,368

		313,015

Media — 0.6%
CBS Corp., Class B	9,450	132,773

Metal Fabricate/Hardware — 1.9%
Commercial Metals Co.	11,050	172,933
Mueller Industries, Inc.	9,150	227,286

		400,219

Miscellaneous Manufacturing — 2.6%
A. O. Smith Corp.	4,050	175,729
Acuity Brands, Inc.	2,600	92,664
Cooper Industries Plc, Class A	2,500	106,600
Teleflex, Inc.	3,300	177,837

		552,830

Oil & Gas — 5.7%
Cimarex Energy Co.	5,025	266,174
Forest Oil Corp.*	10,000	222,500
Helmerich & Payne, Inc.	5,000	199,400
Mariner Energy, Inc.*	15,500	179,955
Rowan Cos., Inc.*	9,750	220,740
Whiting Petroleum Corp.*	1,825	130,396

		1,219,165

Oil & Gas Services — 2.2%
Helix Energy Solutions Group, Inc.*	21,600	253,800
Oil States International, Inc.*	5,800	227,882

		481,682

	Number of Shares	Value†

Packaging and Containers — 1.4%
Owens-Illinois, Inc.*	3,725	$122,441
Sonoco Products Co.	6,375	186,469

		308,910

Pharmaceuticals — 0.6%
Omnicare, Inc.	5,000	120,900

Real Estate — 1.8%
Brookfield Properties Corp.	6,400	77,568
CB Richard Ellis Group, Inc., Class A*	10,300	139,771
Jones Lang Lasalle, Inc.	2,700	163,080

		380,419

Retail — 7.9%
AnnTaylor Stores Corp.*	12,600	171,864
Darden Restaurants, Inc.	5,400	189,378
Dress Barn, Inc.*	8,200	189,420
Foot Locker, Inc.	19,600	218,344
J.C. Penney Co., Inc.	4,000	106,440
Limited Brands, Inc.	9,200	177,008
Office Depot, Inc.*	26,600	171,570
Signet Jewelers Ltd.*	9,100	243,152
The Men’s Wearhouse, Inc.	11,050	232,713

		1,699,889

Savings & Loans — 2.9%
Astoria Financial Corp.	10,700	133,001
First Niagara Financial Group, Inc.	17,700	246,207
Washington Federal, Inc.	12,450	240,783

		619,991

Semiconductors — 3.2%
Amkor Technology, Inc.*	21,800	156,088
Lam Research Corp.*	4,500	176,445
Siliconware Precision Industries Co. ADR	28,000	196,280
Teradyne, Inc.*	15,500	166,315

		695,128

Telecommunications — 2.5%
Amdocs Ltd.*	3,600	102,708
Anixter International, Inc.*	5,300	249,630
CommScope, Inc.*	6,850	181,731

		534,069

Transportation — 0.8%
Con-way, Inc.	5,100	178,041

TOTAL COMMON STOCKS (Cost $16,534,875)		19,855,068

REAL ESTATE INVESTMENT TRUSTS — 3.1%
Hotels & Resorts — 0.6%
Sunstone Hotel Investors, Inc.*	15,709	139,496

Mixed Industrial/Office — 0.6%
Digital Realty Trust, Inc.	2,450	123,186

57

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMID CAP VALUE FUND

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS —(continued)
Office Property — 0.6%
Brandywine Realty Trust	12,100	$137,940

Regional Malls — 0.6%
CBL & Associates Properties, Inc.	12,900	124,743

Strip Centers — 0.7%
Tanger Factory Outlet Centers, Inc.	3,725	145,238

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $549,009)		670,603

SHORT-TERM INVESTMENTS — 4.4%
BlackRock Liquidity Funds TempCash - Institutional Shares	473,190	473,190
BlackRock Liquidity Funds TempFund - Institutional Shares	473,189	473,189

TOTAL SHORT-TERM INVESTMENTS (Cost $946,379)		946,379

TOTAL INVESTMENTS — 100.0% (Cost $18,030,263)		$21,472,050

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$19,855,068	$19,855,068	$—	$—
REAL ESTATE INVESTMENT TRUSTS	670,603	670,603	—	—
SHORT-TERM INVESTMENTS	946,379	946,379	—	—

TOTAL INVESTMENTS	21,472,050	21,472,050	—	—

The accompanying notes are an integral part of these financial statements.

58

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 74.2%
Aerospace & Defense — 0.8%
AeroVironment, Inc.*	27,265	$792,866

Airlines — 2.1%
AirTran Holdings, Inc.*#	288,556	1,506,263
Copa Holdings S.A., Class A	10,758	585,988

		2,092,251

Apparel — 1.6%
Iconix Brand Group, Inc.*#	73,000	923,450
Under Armour, Inc., Class A*#	26,500	722,655

		1,646,105

Auto Parts & Equipment — 1.3%
Federal Mogul Corp.*	38,053	658,317
Titan International, Inc.#	82,167	666,374

		1,324,691

Biotechnology — 2.5%
AMAG Pharmaceuticals, Inc.*#	47,223	1,795,891
United Therapeutics Corp.*	14,561	766,636

		2,562,527

Chemicals — 0.6%
Intrepid Potash, Inc.*#	21,553	628,701

Commercial Services — 7.8%
Aegean Marine Petroleum Network, Inc.	63,529	1,745,777
American Public Education, Inc.*#	57,543	1,977,177
FTI Consulting, Inc.*#	33,200	1,565,712
Monster Worldwide, Inc.*#	37,450	651,630
SuccessFactors, Inc.*	38,125	632,113
The Corporate Executive Board Co.	29,866	681,542
VistaPrint N.V.*	11,040	625,526

		7,879,477

Computers — 0.7%
VanceInfo Technologies, Inc. ADR*	38,675	742,947

Distribution & Wholesale — 0.6%
Titan Machinery, Inc.*#	52,453	605,308

Diversified Financial Services — 1.0%
Greenhill & Co., Inc.#	13,156	1,055,637

Electric — 0.7%
EnerNOC, Inc.*#	21,975	667,820

Electrical Components & Equipment — 1.1%
Advanced Energy Industries, Inc.*#	75,144	1,133,172

Entertainment — 1.0%
Pinnacle Entertainment, Inc.*	118,978	1,068,422

Food — 1.3%
Smart Balance, Inc.*#	221,880	1,331,280

Healthcare Products — 4.5%
Abaxis, Inc.*	26,457	675,976
Masimo Corp.*	49,475	1,505,030
NuVasive, Inc.*#	39,529	1,264,137

	Number of Shares	Value†

Healthcare Products — (continued)
Thoratec Corp.*#	40,394	$1,087,407

		4,532,550

Healthcare Services — 1.8%
Amedisys, Inc.*#	23,600	1,146,016
IPC The Hospitalist Co., Inc.*	19,933	662,772

		1,808,788

Home Furnishings — 1.8%
DTS, Inc.*#	22,386	765,825
Tempur-Pedic International, Inc.*	47,050	1,111,792

		1,877,617

Insurance — 1.8%
MGIC Investment Corp.*#	308,600	1,783,708

Internet — 1.9%
Archipelago Learning, Inc.*	33,965	703,075
Sapient Corp.*	150,343	1,243,337

		1,946,412

Leisure Time — 1.5%
Life Time Fitness, Inc.*#	61,610	1,535,937

Lodging — 1.2%
Orient-Express Hotels Ltd., Class A*#	120,884	1,225,764

Machinery — Construction & Mining — 0.6%
Terex Corp.*	31,075	615,596

Oil & Gas — 8.5%
Comstock Resources, Inc.*	31,094	1,261,484
GMX Resources, Inc.*#	69,484	954,710
PetroHawk Energy Corp.*	98,544	2,364,070
Petroquest Energy, Inc.*#	116,555	714,482
Quicksilver Resources, Inc.*#	95,308	1,430,573
SandRidge Energy, Inc.*#	202,672	1,911,197

		8,636,516

Pharmaceuticals — 5.5%
BioMarin Pharmaceuticals, Inc.*#	124,153	2,335,318
Cardiome Pharma Corp.*	239,425	1,065,441
Durect Corp.*	304,184	751,335
Par Pharmaceutical Cos., Inc.*	23,300	630,498
Pozen, Inc.*	129,977	778,562

		5,561,154

Retail — 4.3%
AerCap Holdings N.V.*#	174,644	1,582,275
Buffalo Wild Wings, Inc.*#	16,176	651,407
Lululemon Athletica, Inc.*	26,988	812,339
Texas Roadhouse, Inc.*	55,275	620,738
Ulta Salon Cosmetics & Fragrance, Inc.*	36,074	655,104

		4,321,863

Semiconductors — 6.1%
FormFactor, Inc.*	62,660	1,363,482
Netlogic Microsystems, Inc.*#	24,639	1,139,800

59

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
Teradyne, Inc.*#	217,476	$2,333,518
Verigy Ltd.*	103,074	1,326,562

		6,163,362

Software — 7.1%
Ariba, Inc.*	73,232	916,865
Blackboard, Inc.*	12,900	585,531
CommVault Systems, Inc.*	26,425	626,008
InnerWorkings, Inc.*#	170,036	1,003,212
MicroStrategy, Inc., Class A*	6,684	628,430
NetSuite, Inc.*#	61,330	980,053
Phase Forward, Inc.*	63,098	968,554
Rosetta Stone, Inc.*#	48,488	870,360
Taleo Corp., Class A*	27,567	648,376

		7,227,389

Telecommunications — 0.9%
Atheros Communications, Inc.*#	27,316	935,300

Transportation — 3.6%
Atlas Air Worldwide Holdings, Inc.*	32,666	1,216,809
Celadon Group, Inc.*	56,188	609,640
Genesee & Wyoming, Inc., Class A*	18,100	590,784
Old Dominion Freight Line, Inc.*	22,050	676,935
Vitran Corp., Inc.*	49,374	536,695

		3,630,863

TOTAL COMMON STOCKS (Cost $65,351,613)		75,334,023

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds TempCash - Institutional Shares	213,060	213,060
BlackRock Liquidity Funds TempFund - Institutional Shares	213,059	213,059

TOTAL SHORT-TERM INVESTMENTS (Cost $426,119)		426,119

SECURITIES LENDING COLLATERAL — 25.4%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.104%, 01/04/2010 (Cost $25,834,092)	25,834,092	25,834,092

TOTAL INVESTMENTS — 100.0% (Cost $91,611,824)		$101,594,234

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

ADR — American Depository Receipt.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$75,334,023	$75,334,023	$—	$—
SHORT-TERM INVESTMENTS	426,119	426,119	—	—
SECURITIES LENDING COLLATERAL	25,834,092	25,834,092	—	—

TOTAL INVESTMENTS	101,594,234	101,594,234	—	—

The accompanying notes are an integral part of these financial statements.

60

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 69.6%
Aerospace & Defense — 0.9%
AAR Corp.*	40,997	$942,111
TransDigm Group, Inc.	10,236	486,108

		1,428,219

Airlines — 1.2%
AirTran Holdings, Inc.*#	296,170	1,546,007
JetBlue Airways Corp.*#	73,710	401,720

		1,947,727

Apparel — 0.2%
G-III Apparel Group Ltd.*	17,060	369,690

Auto Parts & Equipment — 0.6%
Tenneco, Inc.*	22,580	400,343
TRW Automotive Holdings Corp.*#	27,660	660,521

		1,060,864

Banks — 8.5%
Bank of the Ozarks, Inc.#	29,673	868,529
Boston Private Financial Holdings, Inc.#	59,839	345,271
Bridge Capital Holdings*	11,083	77,581
Capital City Bank Group, Inc.#	10,899	150,842
CoBiz Financial, Inc.#	40,981	194,660
East West Bancorp, Inc.#	42,503	671,547
F.N.B. Corp.#	60,015	407,502
First Financial Bankshares, Inc.	23,560	1,277,659
FirstMerit Corp.	33,228	669,212
Glacier Bancorp, Inc.#	75,378	1,034,186
Hancock Holding Co.	24,300	1,064,097
Heritage Financial Corp.	13,220	182,172
Home Bancshares, Inc.#	18,506	445,439
IBERIABANK Corp.	8,049	433,117
Lakeland Financial Corp.	13,160	227,010
MB Financial, Inc.	17,420	343,522
Northwest Bancshares, Inc.*	17,180	194,478
PacWest Bancorp#	9,960	200,694
Pinnacle Financial Partners, Inc.*	35,049	498,397
Prosperity Bancshares, Inc.#	29,286	1,185,204
S.Y. Bancorp, Inc.	4,150	88,602
SCBT Financial Corp.	19,097	528,796
Seacoast Banking Corp. of Florida	45,425	74,043
Sierra Bancorp#	8,284	63,207
Signature Bank*#	37,375	1,192,262
Simmons First National Corp., Class A#	9,710	269,938
Southcoast Financial Corp.*	15,901	47,067
Summit State Bank	11,718	61,519
Texas Capital Bancshares, Inc.*	14,493	202,322
Trico Bancshares	19,718	328,305
UMB Financial Corp.#	16,979	668,124
United Community Banks, Inc.*#	18,341	62,176

		14,057,480

Building Materials — 1.2%
Comfort Systems USA, Inc.#	107,171	1,322,490
Universal Forest Products, Inc.	18,287	673,145

		1,995,635

	Number of Shares	Value†

Chemicals — 3.2%
H.B. Fuller Co.	55,064	$1,252,706
KMG Chemicals, Inc.	7,265	108,612
Minerals Technologies, Inc.	23,275	1,267,789
PolyOne Corp.*	144,610	1,080,237
Rockwood Holdings, Inc.*	8,970	211,333
Sensient Technologies Corp.	14,031	369,015
Solutia, Inc.*	74,063	940,600

		5,230,292

Commercial Services — 2.4%
Aaron’s, Inc.#	28,486	789,917
Aegean Marine Petroleum Network, Inc.	41,791	1,148,417
Monro Muffler Brake, Inc.	15,313	512,067
On Assignment, Inc.*	46,081	329,479
Resources Connection, Inc.*	19,125	405,832
RSC Holdings, Inc.*	91,976	647,511
Team, Inc.*	3,430	64,518

		3,897,741

Computers — 1.1%
Electronics for Imaging, Inc.*	91,772	1,193,954
MTS Systems Corp.	21,425	615,754

		1,809,708

Cosmetics & Personal Care — 0.3%
Elizabeth Arden, Inc.*	29,501	425,994

Distribution & Wholesale — 2.4%
Beacon Roofing Supply, Inc.*	34,518	552,288
Fossil, Inc.*#	24,267	814,401
Pool Corp.#	27,490	524,509
School Specialty, Inc.*	19,329	452,105
Watsco, Inc.#	25,964	1,271,717
WESCO International, Inc.*#	10,850	293,058

		3,908,078

Diversified Financial Services — 1.7%
BGC Partners, Inc., Class A	39,314	181,631
E*TRADE Financial Corp.*	352,280	616,490
Financial Federal Corp.	18,783	516,532
KBW, Inc.*#	17,169	469,744
Knight Capital Group, Inc., Class A*	39,010	600,754
MF Global Ltd.*	65,141	452,730

		2,837,881

Electric — 3.4%
CH Energy Group, Inc.	1,740	73,985
Cleco Corp.#	44,391	1,213,206
El Paso Electric Co.*	113,389	2,299,529
Great Plains Energy, Inc.	12,250	237,527
MGE Energy, Inc.	5,448	194,711
NorthWestern Corp.	9,385	244,198
The Empire District Electric Co.#	6,783	127,046
UniSource Energy Corp.	12,273	395,068
Westar Energy, Inc.	40,064	870,190

		5,655,460

61

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electrical Components & Equipment — 0.6%
EnerSys*	25,205	$551,233
Littelfuse, Inc.*	15,786	507,520

		1,058,753

Electronics — 0.5%
Gentex Corp.	21,917	391,219
Watts Water Technologies, Inc., Class A	15,470	478,332

		869,551

Engineering & Construction — 0.3%
Michael Baker Corp.*	4,860	201,204
MYR Group, Inc.*	17,820	322,186

		523,390

Environmental Control — 0.6%
Waste Connections, Inc.*	29,024	967,660

Food — 1.3%
American Italian Pasta Co., Class A*#	14,680	510,717
Lance, Inc.	15,410	405,283
The Hain Celestial Group, Inc.*#	27,620	469,816
TreeHouse Foods, Inc.*#	18,330	712,304

		2,098,120

Gas — 0.7%
South Jersey Industries, Inc.	2,070	79,033
Southwest Gas Corp.	33,467	954,813
The Laclede Group, Inc.	5,608	189,382

		1,223,228

Hand & Machine Tools — 0.7%
Franklin Electric Co., Inc.	11,467	333,460
Regal-Beloit Corp.#	16,770	871,034

		1,204,494

Healthcare Products — 1.6%
American Medical Systems Holdings, Inc.*	51,337	990,291
Cardiac Science Corp.*	105,479	235,218
Hill-Rom Holdings, Inc.	18,226	437,242
Kinetic Concepts, Inc.*	8,190	308,353
Symmetry Medical, Inc.*	85,793	691,492

		2,662,596

Healthcare Services — 2.1%
Amedisys, Inc.*#	32,700	1,587,912
Lincare Holdings, Inc.*	31,023	1,151,574
Psychiatric Solutions, Inc.*	31,210	659,779

		3,399,265

Home Builders — 0.7%
Meritage Homes Corp.*#	26,398	510,273
The Ryland Group, Inc.	31,610	622,717

		1,132,990

Household Products & Wares — 0.3%
Central Garden & Pet Co.*	40,660	435,062

	Number of Shares	Value†

Insurance — 4.9%
Ambac Financial Group, Inc.*#	76,580	$63,561
American Equity Investment Life Holding Co.	147,995	1,101,083
Aspen Insurance Holdings Ltd.	23,179	589,905
Assured Guaranty Ltd.#	14,588	317,435
Donegal Group, Inc., Class A	21,870	339,860
Max Capital Group Ltd.	52,133	1,162,566
Meadowbrook Insurance Group, Inc.	173,722	1,285,543
MGIC Investment Corp.*#	40,080	231,662
ProAssurance Corp.*	22,218	1,193,329
RLI Corp.#	14,740	784,905
The PMI Group, Inc.*#	29,630	74,668
Tower Group, Inc.#	38,931	911,375

		8,055,892

Investment Companies — 0.9%
Apollo Investment Corp.	61,640	587,429
Ares Capital Corp.	46,988	585,001
PennantPark Investment Corp.	44,227	394,505

		1,566,935

Iron & Steel — 0.2%
Schnitzer Steel Industries, Inc., Class A#	5,325	254,003

Lodging — 0.7%
Ameristar Casinos, Inc.	33,717	513,510
Gaylord Entertainment Co.*#	33,390	659,452

		1,172,962

Machinery — Diversified — 2.3%
Altra Holdings, Inc.*#	17,430	215,260
Applied Industrial Technologies, Inc.	55,071	1,215,417
Graco, Inc.	24,708	705,908
Intermec, Inc.*	42,278	543,695
Robbins & Myers, Inc.	19,614	461,321
Tennant Co.	22,329	584,797

		3,726,398

Metal Fabricate/Hardware — 2.0%
Commercial Metals Co.	67,680	1,059,192
Mueller Industries, Inc.	38,634	959,669
Mueller Water Products, Inc., Class A	136,320	708,864
Olympic Steel, Inc.#	17,073	556,238

		3,283,963

Mining — 1.2%
Kaiser Aluminum Corp.	46,350	1,929,087

Miscellaneous Manufacturing — 0.8%
Actuant Corp., Class A	74,613	1,382,579

Oil & Gas — 3.1%
Atlas Energy, Inc.	65,979	1,990,587
Brigham Exploration Co.*	61,676	835,710
Resolute Energy Corp.*	85,008	979,292
Rex Energy Corp.*	48,734	584,808
Rosetta Resources, Inc.*	34,540	688,382

		5,078,779

62

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas Services — 2.1%
Dril-Quip, Inc.*	18,208	$1,028,388
Hornbeck Offshore Services, Inc.*#	34,120	794,314
Key Energy Services, Inc.*#	54,909	482,650
Oil States International, Inc.*	11,942	469,201
T-3 Energy Services, Inc.*	30,215	770,482

		3,545,035

Real Estate — 0.5%
Pebblebrook Hotel Trust*	12,810	281,948
Retail Opportunity Investments Corp.*	48,140	486,696

		768,644

Retail — 5.5%
AnnTaylor Stores Corp.*#	31,790	433,616
Asbury Automotive Group, Inc.*	28,879	332,975
Big Lots, Inc.*	15,952	462,289
California Pizza Kitchen, Inc.*	52,080	700,476
Casey’s General Stores, Inc.	20,215	645,263
CEC Entertainment, Inc.*#	12,791	408,289
First Cash Financial Services, Inc.*	17,890	396,979
Gymboree Corp.*#	22,905	996,138
Hibbett Sports, Inc.*#	24,550	539,854
HSN, Inc.*	32,050	647,089
Jo-Ann Stores, Inc.*	33,972	1,231,145
Jos. A. Bank Clothiers, Inc.*#	14,410	607,958
The Children’s Place Retail Stores, Inc.*#	18,440	608,704
The Finish Line, Inc., Class A	63,874	801,619
The Pantry, Inc.*	18,996	258,156

		9,070,550

Savings & Loans — 1.1%
Berkshire Hills Bancorp, Inc.	8,726	180,454
Brookline Bancorp, Inc.	53,469	529,878
Dime Community Bancshares	20,037	234,834
First Financial Holdings, Inc.	18,977	246,511
NewAlliance Bancshares, Inc.	44,726	537,159
WSFS Financial Corp.	6,346	162,648

		1,891,484

Semiconductors — 2.6%
ATMI, Inc.*	22,880	426,026
Emulex Corp.*	62,291	678,972
Entegris, Inc.*	106,060	559,997
Fairchild Semiconductor International, Inc.*	68,527	684,585
Micrel, Inc.#	66,112	542,118
MKS Instruments, Inc.*	38,850	676,378
Semtech Corp.*	43,894	746,637

		4,314,713

Software — 2.0%
Avid Technology, Inc.*	67,600	862,576
JDA Software Group, Inc.*	40,332	1,027,256
Monotype Imaging Holdings, Inc.*	35,900	324,177

	Number of Shares	Value†

Software — (continued)
Parametric Technology Corp.*	69,649	$1,138,065

		3,352,074

Telecommunications — 2.7%
ADC Telecommunications, Inc.*	72,043	447,387
Anixter International, Inc.*	26,541	1,250,081
Knology, Inc.*	49,778	545,069
Plantronics, Inc.#	27,892	724,634
Polycom, Inc.*#	31,112	776,867
Premiere Global Services, Inc.*	96,869	799,169

		4,543,207

Textiles — 0.4%
G&K Services, Inc., Class A	28,973	728,091

Transportation — 0.1%
Golar LNG Ltd.*	12,501	160,263

TOTAL COMMON STOCKS (Cost $109,236,987)		115,024,537

REAL ESTATE INVESTMENT TRUSTS — 7.8%
Apartments — 1.2%
American Campus Communities, Inc.#	68,286	1,918,837

Building & Real Estate — 2.2%
Cypress Sharpridge Investments, Inc.	54,790	740,213
Hatteras Financial Corp.#	12,420	347,263
MFA Financial, Inc.	143,806	1,056,974
National Retail Properties, Inc.#	69,185	1,468,106

		3,612,556

Healthcare — 0.9%
Cogdell Spencer, Inc.	44,174	250,025
Omega Healthcare Investors, Inc.#	68,476	1,331,858

		1,581,883

Mixed Industrial/Office — 1.5%
Digital Realty Trust, Inc.#	20,755	1,043,561
Entertainment Properties Trust#	39,859	1,405,827

		2,449,388

Office Property — 1.5%
BioMed Realty Trust, Inc.	70,755	1,116,514
Parkway Properties, Inc.	68,399	1,424,067

		2,540,581

Strip Centers — 0.5%
Acadia Realty Trust	46,825	789,938

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $12,786,761)		12,893,183

EXCHANGE TRADED FUNDS — 0.8%
iShares Russell 2000 Value Index Fund (Cost $1,240,645)	21,676	1,258,075

63

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP VALUE FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.2%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,851,384	$1,851,384
RBB Sansom Street Fund Money Market Portfolio	1,851,385	1,851,385

TOTAL SHORT-TERM INVESTMENTS (Cost $3,702,769)		3,702,769

SECURITIES LENDING COLLATERAL — 19.6%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.104%, 01/04/2010 (Cost $32,375,229)	32,375,229	32,375,229

TOTAL INVESTMENTS — 100.0% (Cost $159,342,391)		$165,253,793

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$115,024,537	$115,024,537	$—	$—
REAL ESTATE INVESTMENT TRUSTS	12,893,183	12,893,183	—	—
EXCHANGE TRADED FUNDS	1,258,075	1,258,075	—	—
SHORT-TERM INVESTMENTS	3,702,769	3,702,769	—	—
SECURITIES LENDING COLLATERAL	32,375,229	32,375,229	—	—

TOTAL INVESTMENTS	165,253,793	165,253,793	—	—

The accompanying notes are an integral part of these financial statements.

64

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — 67.8%
Advertising — 0.1%
APAC Customer Services, Inc.*	447	$2,664
Harte-Hanks, Inc.	774	8,344
inVentiv Health, Inc.*	708	11,448
Marchex Inc., Class B	244	1,240

		23,696

Aerospace & Defense — 1.0%
AAR Corp.*	886	20,360
AeroVironment, Inc.*	318	9,247
Argon ST, Inc.*#	311	6,755
Astronics Corp.*	168	1,436
Cubic Corp.	378	14,099
Curtiss-Wright Corp.	1,005	31,477
Ducommun, Inc.	265	4,958
Esterline Technologies Corp.*	687	28,009
GenCorp, Inc.*	1,147	8,029
HEICO Corp.#	521	23,096
Herley Industries, Inc.*	285	3,959
Kaman Corp.	561	12,954
LMI Aerospace, Inc.*	153	2,035
Moog, Inc., Class A*	1,004	29,347
National Presto Industries, Inc.	109	11,906
Orbital Sciences Corp.*	1,313	20,036
Teledyne Technologies, Inc.*	817	31,340
Triumph Group, Inc.#	374	18,046

		277,089

Agriculture — 0.3%
AgFeed Industries, Inc.*	429	2,145
Alico, Inc.	51	1,452
Alliance One International, Inc.*#	2,056	10,033
Cadiz, Inc.*#	357	4,273
Griffin Land & Nurseries, Inc.	40	1,165
Star Scientific, Inc.*#	1,179	825
Tejon Ranch Co.*#	267	7,802
The Andersons, Inc.	411	10,612
Universal Corp.#	568	25,907
Vector Group Ltd.#	840	11,760

		75,974

Airlines — 0.7%
AirTran Holdings, Inc.*#	2,933	15,310
Alaska Air Group, Inc.*	785	27,130
Allegiant Travel Co.*#	349	16,462
Hawaiian Holdings, Inc.*	1,059	7,413
JetBlue Airways Corp.*	5,689	31,005
Republic Airways Holdings, Inc.*	701	5,180
SkyWest, Inc.	1,195	20,220
UAL Corp.*#	3,770	48,671
US Airways Group, Inc.*#	3,668	17,753

		189,144

Apparel — 1.2%
American Apparel, Inc.*	527	1,634
Carter’s, Inc.*	1,250	32,812
Cherokee, Inc.#	200	3,564

	Number of Shares	Value†

Apparel — (continued)
Columbia Sportswear Co.#	250	$9,760
Crocs, Inc.*	1,706	9,809
Deckers Outdoor Corp.*	284	28,888
G-III Apparel Group Ltd.*	313	6,783
Iconix Brand Group, Inc.*#	1,644	20,797
Jones Apparel Group, Inc.	1,874	30,096
K-Swiss, Inc., Class A*	624	6,203
Maidenform Brands, Inc.*	438	7,310
Oxford Industries, Inc.#	308	6,369
Perry Ellis International, Inc.*	214	3,223
Quiksilver, Inc.*	2,737	5,529
Skechers U.S.A., Inc., Class A*	727	21,381
Steven Madden Ltd.*	360	14,846
The Warnaco Group, Inc.*	1,031	43,498
Timberland Co., Class A*	921	16,514
True Religion Apparel, Inc.*#	626	11,575
Under Armour, Inc., Class A*#	738	20,125
Unifi, Inc.*	782	3,034
Volcom, Inc.*#	367	6,144
Weyco Group, Inc.	200	4,728
Wolverine World Wide, Inc.	1,116	30,378

		345,000

Auto Manufacturers — 0.0%
Force Protection, Inc.*	1,442	7,513

Auto Parts & Equipment — 0.7%
American Axle & Manufacturing Holdings, Inc.*#	916	7,346
Amerigon, Inc.*	539	4,280
ArvinMeritor, Inc.*#	1,610	18,000
ATC Technology Corp.*	412	9,826
China Automotive Systems, Inc.*	144	2,694
Cooper Tire & Rubber Co.#	1,305	26,165
Dana Holding Corp.*#	3,020	32,737
Dorman Products, Inc.*	296	4,635
Exide Technologies*	987	7,017
Fuel Systems Solutions, Inc.*#	284	11,712
Miller Industries, Inc.*	187	2,122
Modine Manufacturing Co.*	1,076	12,740
Spartan Motors, Inc.	917	5,163
Standard Motor Products, Inc.*	500	4,260
Superior Industries International, Inc.	462	7,069
Tenneco, Inc.*	1,330	23,581
Titan International, Inc.#	855	6,934
Wonder Auto Technology, Inc.*	335	3,940

		190,221

Banks — 4.2%
1st Source Corp.	326	5,245
Alliance Financial Corp.	73	1,982
American National Bankshares, Inc.	109	2,387
Ameris Bancorp	207	1,479
Ames National Corp.	99	2,090
Arrow Financial Corp.#	236	5,900
Auburn National Bancorporation, Inc.#	46	906

65

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
BancFirst Corp.	160	$5,926
Banco Latinoamericano de Exportaciones S.A., Class E	694	9,647
Bancorp Rhode Island, Inc.	69	1,772
Bancorp, Inc.*	512	3,512
Bank Mutual Corp.	953	6,595
Bank of Kentucky Financial Corp.#	58	1,089
Bank of Marin Bancorp	90	2,930
Bank of the Ozarks, Inc.#	338	9,893
Banner Corp.#	214	574
Bar Harbor Bankshares	53	1,455
Boston Private Financial Holdings, Inc.#	1,419	8,188
Bridge Bancorp, Inc.#	107	2,572
Bryn Mawr Bank Corp.#	99	1,494
Camden National Corp.	152	4,970
Capital City Bank Group, Inc.	269	3,723
Cardinal Financial Corp.	618	5,401
Cass Information Systems, Inc.	210	6,384
Cathay General Bancorp	1,493	11,272
Center Bancorp, Inc.#	226	2,016
CenterState Banks of Florida, Inc.	432	4,359
Central Pacific Financial Corp.*	455	596
Century Bancorp, Inc. Class A	69	1,520
Chemical Financial Corp.#	466	10,988
Citizens & Northern Corp.#	356	3,396
Citizens Holding Co.#	71	1,590
Citizens Republic Bancorp, Inc.*	9,935	6,855
City Holding Co.#	348	11,251
CNB Financial Corp.	153	2,446
CoBiz Financial, Inc.	600	2,850
Columbia Banking System, Inc.#	648	10,485
Community Bank System, Inc.	791	15,274
Community Trust Bancorp, Inc.#	338	8,264
CVB Financial Corp.#	1,991	17,202
Eagle Bancorp, Inc.*	385	4,031
East West Bancorp, Inc.#	2,017	31,869
Enterprise Bancorp, Inc.#	97	1,062
Enterprise Financial Services Corp.#	166	1,280
F.N.B. Corp.#	2,555	17,348
Farmers Capital Bank Corp.	99	1,012
Financial Institutions, Inc.	168	1,979
First Bancorp#	324	4,526
First Bancorp, Inc.	134	2,066
First BanCorp.#	1,918	4,411
First Busey Corp.#	1,002	3,898
First California Financial Group, Inc.*#	122	334
First Commonwealth Financial Corp.	1,884	8,761
First Community Bancshares, Inc.	242	2,916
First Financial Bancorp	1,105	16,089
First Financial Bankshares, Inc.	445	24,132
First Financial Corp.	280	8,546
First Financial Service Corp.	77	698
First Merchants Corp.	600	3,564
First Midwest Bancorp, Inc.#	1,260	13,721
First South Bancorp, Inc.	100	1,030

	Number of Shares	Value†

Banks — (continued)
FirstMerit Corp.	1,788	$36,010
German American Bancorp, Inc.	192	3,120
Glacier Bancorp, Inc.#	1,431	19,633
Great Southern Bancorp, Inc.#	271	5,789
Guaranty Bancorp*	869	1,147
Hampton Roads Bankshares, Inc.#	322	557
Hancock Holding Co.	609	26,668
Harleysville National Corp.#	958	6,170
Heartland Financial USA, Inc.#	317	4,549
Heritage Financial Corp.	208	2,866
Home Bancshares, Inc.#	360	8,665
IBERIABANK Corp.	455	24,484
Independent Bank Corp.	471	9,839
International Bancshares Corp.#	1,127	21,334
Lakeland Bancorp, Inc.#	308	1,968
Lakeland Financial Corp.	294	5,072
MainSource Financial Group, Inc.	321	1,534
MB Financial, Inc.	1,102	21,731
Merchants Bancshares, Inc.	86	1,947
Metro Bancorp, Inc.*	263	3,306
Midsouth Bancorp, Inc.#	86	1,195
Nara Bancorp, Inc.*#	739	8,380
National Bankshares, Inc.#	119	3,367
National Penn Bancshares, Inc.#	2,858	16,548
NBT Bancorp, Inc.	793	16,153
Northrim BanCorp, Inc.	116	1,958
Northwest Bancshares, Inc.*#	807	9,135
Norwood Financial Corp.	37	1,058
Ohio Valley Banc Corp.#	71	1,564
Old National Bancorp	1,910	23,741
Old Second Bancorp, Inc.#	235	1,619
Oriental Financial Group, Inc.	560	6,048
Orrstown Financial Services, Inc.#	87	3,035
Pacific Capital Bancorp#	660	634
Pacific Continental Corp.	352	4,027
PacWest Bancorp#	623	12,553
Park National Corp.#	259	15,250
Peapack-Gladstone Financial Corp.	135	1,712
Penns Woods Bancorp, Inc.	68	2,206
Peoples Bancorp, Inc.	172	1,665
Peoples Financial Corp.	72	1,463
Pinnacle Financial Partners, Inc.*#	663	9,428
Porter Bancorp, Inc.#	61	917
PremierWest Bancorp	355	504
PrivateBancorp, Inc.	1,268	11,374
Prosperity Bancshares, Inc.#	1,025	41,482
Renasant Corp.#	437	5,943
Republic Bancorp, Inc., Class A#	234	4,820
Republic First Bancorp, Inc.*	144	615
S&T Bancorp, Inc.#	559	9,509
S.Y. Bancorp, Inc.	297	6,341
Sandy Spring Bancorp, Inc.#	318	2,827
Santander BanCorp*	88	1,081
SCBT Financial Corp.	310	8,584
Shore Bancshares, Inc.	212	3,066

66

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Sierra Bancorp#	106	$809
Signature Bank*#	926	29,539
Simmons First National Corp., Class A#	400	11,120
Smithtown Bancorp, Inc.#	302	1,797
Southside Bancshares, Inc.	302	5,925
Southwest Bancorp, Inc.	236	1,638
State Bancorp, Inc.	235	1,671
StellarOne Corp.	416	4,143
Sterling Bancorp	271	1,935
Sterling Bancshares, Inc.#	1,705	8,747
Sterling Financial Corp.*#	748	464
Suffolk Bancorp#	243	7,217
Sun Bancorp, Inc.*	210	788
Susquehanna Bancshares, Inc.#	1,757	10,349
SVB Financial Group*#	912	38,021
Texas Capital Bancshares, Inc.*	778	10,861
The First of Long Island Corp.	95	2,399
The South Financial Group, Inc.	3,444	2,220
Tompkins Financial Corp.	175	7,087
Tower Bancorp, Inc.	163	3,725
TowneBank#	504	5,887
Trico Bancshares	304	5,062
TrustCo Bank Corp.#	1,652	10,408
Trustmark Corp.	1,383	31,173
UMB Financial Corp.#	698	27,466
Umpqua Holdings Corp.	1,864	24,996
Union Bankshares Corp.	414	5,129
United Bankshares, Inc.#	843	16,835
United Community Banks, Inc.*#	1,991	6,749
United Security Bancshares#	107	1,834
Univest Corp. of Pennsylvania	400	7,012
Washington Banking Co.#	375	4,478
Washington Trust Bancorp, Inc.	270	4,207
Webster Financial Corp.	1,525	18,102
WesBanco, Inc.	515	6,355
West Bancorporation, Inc.	268	1,321
Westamerica Bancorporation#	661	36,600
Western Alliance Bancorp*#	1,075	4,064
Wilber Corp.	115	828
Wilshire Bancorp, Inc.#	476	3,898
Wintrust Financial Corp.#	516	15,888
Yadkin Valley Financial Corp.	244	893

		1,195,582

Beverages — 0.1%
Boston Beer Co., Inc., Class A*	210	9,786
Coca-Cola Bottling Co. Consolidated	82	4,430
Diedrich Coffee, Inc.*	60	2,091
Farmer Bros. Co.	104	2,053
Heckmann Corp.*	2,133	10,644
National Beverage Corp.	242	3,354
Peet’s Coffee & Tea, Inc.*	289	9,632

		41,990

	Number of Shares	Value†

Biotechnology — 2.0%
Acorda Therapeutics, Inc.*	848	$21,387
Affymax, Inc.*	410	10,143
Alnylam Pharmaceuticals, Inc.*	773	13,620
AMAG Pharmaceuticals, Inc.*#	401	15,250
American Oriental Bioengineering, Inc.*	1,270	5,906
Arena Pharmaceuticals, Inc.*#	1,906	6,766
Ariad Pharmaceuticals, Inc.*	2,269	5,173
Arqule, Inc.*	909	3,354
ARYx Therapeutics, Inc.*	381	1,223
BioCryst Pharmaceuticals, Inc.*#	397	2,565
Cambrex Corp.*	667	3,722
Cardium Therapeutics, Inc.*#	741	504
Celera Corp.*	1,783	12,321
Cell Therapeutics, Inc.*	12,244	13,958
Celldex Therapeutics, Inc.*	644	3,014
Chelsea Therapeutics International, Inc.*	421	1,137
China-Biotics, Inc.*	238	3,682
Clinical Data, Inc.*#	254	4,638
Cubist Pharmaceuticals, Inc.*	1,301	24,680
Curis, Inc.*#	1,173	3,812
Cytokinetics, Inc.*	719	2,092
Discovery Laboratories, Inc.*#	3,163	1,988
Emergent BioSolutions, Inc.*	373	5,069
Enzo Biochem, Inc.*	795	4,277
Enzon Pharmaceuticals, Inc.*#	915	9,635
Exelixis, Inc.*	2,475	18,241
Facet Biotech Corp.*	468	8,228
Geron Corp.*#	2,186	12,132
GTx, Inc.*#	479	2,012
Halozyme Therapeutics, Inc.*	1,348	7,913
Harvard Bioscience, Inc.*	455	1,624
Human Genome Sciences, Inc.*	4,081	124,879
Idera Pharmaceuticals, Inc.*	343	1,773
Immunogen, Inc.*#	1,307	10,273
Immunomedics, Inc.*#	1,436	4,610
Incyte Corp. Ltd.*	1,859	16,936
Insmed, Inc.*	2,068	1,592
InterMune, Inc.*#	785	10,236
Lexicon Pharmaceuticals, Inc.*	1,850	3,145
Ligand Pharmaceuticals, Inc., Class B*	2,667	5,787
Martek Biosciences Corp.*#	757	14,338
Maxygen, Inc.*#	401	2,442
Micromet, Inc.*#	1,223	8,145
Molecular Insight Pharmaceuticals, Inc.*#	388	873
Momenta Pharmaceuticals, Inc.*	953	12,017
Nanosphere, Inc.*	200	1,288
Novavax, Inc.*#	1,329	3,535
NPS Pharmaceuticals, Inc.*	1,057	3,594
Omeros Corp.*	266	1,867
OncoGenex Pharmaceutical, Inc.*	73	1,626
PDL BioPharma, Inc.#	2,579	17,692
Protalix BioTherapeutics, Inc.*#	802	5,309
Regeneron Pharmaceuticals, Inc.*	1,356	32,788
Repligen Corp.*	485	1,993
RTI Biologics, Inc.*	1,034	3,971

67

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
Sangamo Biosciences, Inc.*#	1,003	$5,938
Seattle Genetics, Inc.*	1,855	18,847
SEQUENOM, Inc.*#	1,597	6,612
StemCells, Inc.*#	3,281	4,134
SuperGen, Inc.*	1,051	2,754
The Medicines Co.*	1,062	8,857
Vical, Inc.*#	1,121	3,688
ZymoGenetics, Inc.*#	896	5,725

		577,330

Building Materials — 0.6%
AAON, Inc.	292	5,691
Apogee Enterprises, Inc.#	643	9,002
Broadwind Energy, Inc.*#	824	6,666
Builders FirstSource, Inc.*#	896	3,450
Comfort Systems USA, Inc.#	837	10,329
Drew Industries, Inc.*	391	8,074
Gibraltar Industries, Inc.*	601	9,454
Interline Brands, Inc.*	683	11,795
Louisiana-Pacific Corp.*	2,721	18,993
LSI Industries, Inc.	314	2,474
NCI Building Systems, Inc.*	2,320	4,199
Quanex Building Products Corp.	887	15,052
Simpson Manufacturing Co., Inc.#	864	23,233
Texas Industries, Inc.#	519	18,160
Trex Co., Inc.*#	298	5,841
U.S. Concrete, Inc.*	464	422
Universal Forest Products, Inc.	409	15,055

		167,890

Chemicals — 1.5%
A. Schulman, Inc.	523	10,554
Aceto Corp.	642	3,306
American Vanguard Corp.	478	3,967
Arch Chemicals, Inc.	524	16,181
Balchem Corp.	387	12,968
China Green Agriculture, Inc.*#	286	4,204
Ferro Corp.	2,009	16,554
H.B. Fuller Co.	1,110	25,253
Hawkins, Inc.	249	5,436
ICO, Inc.	760	5,556
Innophos Holdings, Inc.	386	8,874
Innospec, Inc.	469	4,732
Landec Corp.*	518	3,232
Minerals Technologies, Inc.	409	22,278
NewMarket Corp.#	223	25,594
Olin Corp.	1,771	31,028
OM Group, Inc.*	667	20,937
Omnova Solutions, Inc.*	968	5,934
PolyOne Corp.*	1,947	14,544
Quaker Chemical Corp.	211	4,355
Rockwood Holdings, Inc.*	1,093	25,751
Sensient Technologies Corp.	1,107	29,114
ShengdaTech, Inc.*	550	3,372
Solutia, Inc.*	2,679	34,023
Spartech Corp.	746	7,654

	Number of Shares	Value†

Chemicals — (continued)
Stepan Co.	161	$10,435
Symyx Technologies, Inc.*	824	4,532
W.R. Grace & Co.*	1,629	41,295
Westlake Chemical Corp.	443	11,044
Zep, Inc.#	484	8,383
Zoltek Cos., Inc.*#	595	5,653

		426,743

Coal — 0.2%
Cloud Peak Energy, Inc.*	734	10,687
International Coal Group, Inc.*#	1,970	7,604
James River Coal Co.*	632	11,711
Patriot Coal Corp.*#	1,699	26,267
Westmoreland Coal Co.*	366	3,261

		59,530

Commercial Services — 4.4%
ABM Industries, Inc.	1,002	20,701
Administaff, Inc.	432	10,191
Advance America Cash Advance Centers, Inc.	1,133	6,299
Albany Molecular Research, Inc.*	547	4,967
American Caresource Holdings, Inc.*	226	542
American Public Education, Inc.*#	392	13,469
AMN Healthcare Services, Inc.*	709	6,424
Arbitron, Inc.#	613	14,356
Asset Acceptance Capital Corp.*#	214	1,451
Avis Budget Group, Inc.*#	2,254	29,572
Barrett Business Services, Inc.	142	1,745
Bridgepoint Education, Inc.*	333	5,002
Capella Education Co.*#	323	24,322
Cardtronics, Inc.*#	257	2,845
CBIZ, Inc.*	961	7,400
CDI Corp.	341	4,416
Cenveo, Inc.*	1,099	9,616
Chemed Corp.	493	23,649
ChinaCast Education Corp.*	697	5,269
Coinstar, Inc.*#	708	19,668
Consolidated Graphics, Inc.*	251	8,790
Corinthian Colleges, Inc.*#	1,736	23,905
Cornell Cos, Inc.*	263	5,970
Corvel Corp.*	181	6,071
CoStar Group, Inc.*#	446	18,629
CPI Corp.#	92	1,130
CRA International, Inc.*	274	7,302
Cross Country Healthcare, Inc.*	584	5,787
Deluxe Corp.	1,194	17,659
Diamond Management & Technology Consultants, Inc.	440	3,243
Dollar Financial Corp.*#	549	12,989
Dollar Thrifty Automotive Group, Inc.*	664	17,005
DynCorp International, Inc., Class A*	528	7,577
Electro Rent Corp.	328	3,785
Emergency Medical Services Corp., Class A*	659	35,685
Euronet Worldwide, Inc.*	1,044	22,916
ExlService Holdings, Inc.*	300	5,448

68

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — (continued)
Forrester Research, Inc.*	375	$9,731
Franklin Covey Co.*	241	1,518
Gartner, Inc.*	1,322	23,849
Global Cash Access Holdings, Inc.*	986	7,385
Grand Canyon Education, Inc.*	367	6,977
Great Lakes Dredge & Dock Corp.	951	6,162
H&E Equipment Services, Inc.*	659	6,913
Healthcare Services Group	920	19,743
Heartland Payment Systems, Inc.	818	10,740
Heidrick & Struggles International, Inc.	369	11,528
Hill International, Inc.*	589	3,675
HMS Holdings Corp.*	599	29,165
Huron Consulting Group, Inc.*	444	10,230
ICF International, Inc.*	248	6,646
ICT Group, Inc.*	150	2,450
Information Services Group, Inc.*	438	1,388
Jackson Hewitt Tax Service, Inc.*	721	3,172
K12, Inc.*#	484	9,811
Kelly Services, Inc., Class A*	514	6,132
Kendle International, Inc.*	309	5,658
Kenexa Corp.*	431	5,625
Kforce, Inc.*	653	8,162
Korn/Ferry International*	1,038	17,127
Landauer, Inc.	206	12,648
Learning Tree International, Inc.*	118	1,409
Lincoln Educational Services Corp.*#	265	5,743
Live Nation, Inc.*	1,764	15,012
Mac-Gray Corp.*	199	2,050
MAXIMUS, Inc.	393	19,650
McGrath Rentcorp	553	12,365
Medifast, Inc.*#	331	10,122
MedQuist, Inc.	191	1,278
Midas, Inc.*	224	1,893
MoneyGram International, Inc.*	2,124	6,117
Monro Muffler Brake, Inc.	355	11,871
MPS Group, Inc.*	2,046	28,112
Multi-Color Corp.	167	2,039
National Research Corp.	29	600
Navigant Consulting, Inc.*	1,105	16,420
Net 1 UEPS Technologies, Inc.*	716	13,905
Nobel Learning Communities, Inc.*	84	638
Odyssey Marine Exploration, Inc.*	731	1,031
On Assignment, Inc.*	852	6,092
Parexel International Corp.*	1,279	18,034
PHH Corp.*#	1,203	19,380
Pre-Paid Legal Services, Inc.*#	187	7,682
Princeton Review, Inc.*	210	853
Rent-A-Center, Inc.*	1,434	25,410
Resources Connection, Inc.*	963	20,435
Rewards Network, Inc.	120	1,517
RiskMetrics Group, Inc.*#	461	7,335
Rollins, Inc.	1,006	19,396
RSC Holdings, Inc.*	1,008	7,096
Sotheby’s	1,520	34,170
Spherion Corp.*	1,267	7,121

	Number of Shares	Value†

Commercial Services — (continued)
Standard Parking Corp.*	193	$3,065
StarTek, Inc.*	220	1,646
Steiner Leisure Ltd.*	344	13,677
Stewart Enterprises, Inc., Class A#	1,708	8,796
SuccessFactors, Inc.*	1,009	16,729
Team, Inc.*	392	7,374
TeleTech Holdings, Inc.*	745	14,922
The Advisory Board Co.*	345	10,578
The Corporate Executive Board Co.	724	16,522
The GEO Group, Inc.*	1,120	24,506
The Hackett Group, Inc.*	801	2,227
The Providence Service Corp.*	200	3,160
Ticketmaster Entertainment, Inc.*	827	10,106
TNS, Inc.*	535	13,744
Transcend Services, Inc.*#	116	2,478
Tree.com, Inc.*#	127	1,162
TrueBlue, Inc.*	906	13,418
United Rentals, Inc.*#	1,387	13,606
Universal Technical Institute, Inc.*	425	8,585
Valassis Communications, Inc.*	1,023	18,680
Viad Corp.	459	9,469
Volt Information Sciences, Inc.*	200	2,000
Watson Wyatt Worldwide, Inc., Class A	959	45,572
Wright Express Corp.*	850	27,081

		1,256,109

Computers — 1.8%
3D Systems Corp.*	455	5,141
3PAR, Inc.*#	638	7,560
Agilysys, Inc.	376	3,422
CACI International, Inc., Class A*#	681	33,267
Ciber, Inc.*	1,657	5,717
Cogo Group, Inc.*	389	2,867
Compellent Technologies, Inc.*	381	8,641
Computer Task Group, Inc.*	279	2,235
COMSYS IT Partners, Inc.*	280	2,489
Cray, Inc.*	699	4,488
Dynamics Research Corp.*	160	1,698
Echelon Corp.*#	705	8,150
Electronics for Imaging, Inc.*	1,088	14,155
eLoyalty Corp.*	134	921
Fortinet, Inc.*	323	5,675
iGate Corp.	557	5,570
Imation Corp.*	684	5,964
Immersion Corp.*	442	2,020
Insight Enterprises, Inc.*	1,102	12,585
Integral Systems, Inc.*	281	2,433
Isilon Systems, Inc.*	618	4,239
Jack Henry & Associates, Inc.	1,888	43,651
LivePerson, Inc.*	1,025	7,144
Manhattan Associates, Inc.*	517	12,424
Maxwell Technologies, Inc.*#	447	7,974
Mentor Graphics Corp.*	2,135	18,852
Mercury Computer Systems, Inc.*	536	5,901
MTS Systems Corp.	372	10,691

69

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Computers — (continued)
NCI, Inc., Class A*#	173	$4,783
Ness Technologies, Inc.*	904	4,430
Netezza Corp.*	974	9,448
NetScout Systems, Inc.*	565	8,272
Palm, Inc.*#	3,672	36,867
PAR Technology Corp.*	164	948
Quantum Corp.*	4,661	13,657
Radiant Systems, Inc.*	607	6,313
RadiSys Corp.*	540	5,157
Rimage Corp.*	151	2,618
Riverbed Technology, Inc.*	1,229	28,230
Silicon Graphics International Corp.*	766	5,370
Silicon Storage Technology, Inc.*	2,070	5,299
SMART Modular Technologies (WWH), Inc.*	900	5,661
SRA International, Inc., Class A*	914	17,457
STEC, Inc.*#	490	8,007
Stratasys, Inc.*#	396	6,843
Super Micro Computer, Inc.*	540	6,005
SYKES Enterprises, Inc.*#	760	19,357
Synaptics, Inc.*#	769	23,570
Syntel, Inc.	280	10,648
Tier Technologies, Inc. Class B*	309	2,472
Unisys Corp.*#	940	36,246
Virtusa Corp.*	289	2,618

		516,150

Cosmetics & Personal Care — 0.3%
Bare Escentuals, Inc.*	1,538	18,810
Chattem, Inc.*#	448	41,798
Elizabeth Arden, Inc.*	551	7,956
Inter Parfums, Inc.	324	3,943
Revlon, Inc. Class A*#	470	7,995

		80,502

Distribution & Wholesale — 0.9%
Beacon Roofing Supply, Inc.*	1,007	16,112
BlueLinx Holdings, Inc.*#	396	1,097
BMP Sunstone Corp.*	658	3,744
Brightpoint, Inc.*	1,115	8,195
Chindex International, Inc.*	314	4,437
Core-Mark Holding Co., Inc.*	241	7,943
FGX International Holdings Ltd.*	300	5,877
Fossil, Inc.*#	1,062	35,641
Houston Wire & Cable Co.	469	5,581
MWI Veterinary Supply, Inc.*	226	8,520
Owens & Minor, Inc.#	910	39,066
Pool Corp.	1,041	19,862
Rentrak Corp.*	165	2,916
ScanSource, Inc.*	624	16,661
School Specialty, Inc.*#	391	9,146
Titan Machinery, Inc.*#	223	2,574
United Stationers, Inc.*	540	30,699
Watsco, Inc.#	584	28,604

		246,675

	Number of Shares	Value†

Diversified Financial Services — 1.5%
Artio Global Investors, Inc.*	600	$15,294
BGC Partners, Inc., Class A	907	4,190
Broadpoint Gleacher Securities, Inc.*	1,111	4,955
Calamos Asset Management, Inc., Class A	399	4,600
Cohen & Steers, Inc.#	371	8,474
CompuCredit Holdings Corp.#	200	666
Cowen Group, Inc., Class A*#	400	2,368
Credit Acceptance Corp.*	155	6,526
Diamond Hill Investment Group, Inc.	37	2,377
Doral Financial Corp.*#	77	280
Duff & Phelps Corp., Class A	370	6,756
E*TRADE Financial Corp.*	35,052	61,341
Encore Capital Group, Inc.*#	316	5,498
Epoch Holding Corp.	280	2,926
Evercore Partners, Inc., Class A#	356	10,822
FBR Capital Markets Corp.*	408	2,521
Financial Federal Corp.	603	16,582
GAMCO Investors, Inc., Class A	162	7,823
GFI Group, Inc.	1,324	6,051
International Assets Holding Corp.*	293	4,260
JMP Group, Inc.	263	2,556
Kayne Anderson Energy Development Co.	253	3,681
KBW, Inc.*#	809	22,134
Knight Capital Group, Inc., Class A*	2,019	31,093
LaBranche & Co., Inc.*	1,259	3,576
MarketAxess Holdings, Inc.#	670	9,313
MF Global Ltd.*#	2,291	15,922
National Financial Partners Corp.*	950	7,686
Nelnet, Inc., Class A	456	7,857
NewStar Financial, Inc.*	900	3,528
Ocwen Financial Corp.*#	1,231	11,781
Oppenheimer Holdings, Inc. Class A	238	7,906
optionsXpress Holdings, Inc.	917	14,168
Penson Worldwide, Inc.*#	473	4,285
Piper Jaffray Cos.*#	431	21,813
Portfolio Recovery Associates, Inc.*	362	16,247
Pzena Investment Management, Inc. Class A*	130	1,058
Sanders Morris Harris Group, Inc.	279	1,535
Stifel Financial Corp.*	679	40,224
SWS Group, Inc.	668	8,083
Teton Advisors, Inc. Class B~	2	32
The First Marblehead Corp.*	1,106	2,356
Thomas Weisel Partners Group, Inc.*	566	2,139
TradeStation Group, Inc.*	710	5,602
U.S. Global Investors, Inc., Class A	300	3,693
Virtus Investment Partners, Inc.*	82	1,304
Westwood Holdings Group, Inc.	111	4,034
World Acceptance Corp.*#	362	12,970

		440,886

Electric — 1.3%
Allete, Inc.#	665	21,732
Avista Corp.#	1,249	26,966
Black Hills Corp.#	848	22,582
Central Vermont Public Service Corp.	291	6,053

70

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electric — (continued)
CH Energy Group, Inc.	371	$15,775
Cleco Corp.	1,321	36,103
El Paso Electric Co.*	963	19,530
EnerNOC, Inc.*#	297	9,026
IDACORP, Inc.	1,035	33,068
MGE Energy, Inc.	533	19,049
NorthWestern Corp.	817	21,258
Otter Tail Corp.	792	19,642
Pike Electric Corp.*	358	3,322
PNM Resources, Inc.	1,928	24,389
Portland General Electric Co.	1,648	33,636
The Empire District Electric Co.	794	14,872
U.S. Geothermal, Inc.*#	1,136	1,738
UIL Holdings Corp.	681	19,123
UniSource Energy Corp.	790	25,430
Unitil Corp.	278	6,388

		379,682

Electrical Components & Equipment — 0.9%
Advanced Battery Technologies, Inc.*	1,282	5,128
Advanced Energy Industries, Inc.*#	686	10,345
American Superconductor Corp.*#	985	40,287
Belden, Inc.	1,069	23,432
China BAK Battery, Inc.*#	1,062	2,952
Encore Wire Corp.#	375	7,901
Ener1, Inc.*#	1,096	6,949
Energy Conversion Devices, Inc.*#	937	9,904
EnerSys*	947	20,711
Evergreen Solar, Inc.*#	4,065	6,138
Fushi Copperweld, Inc.*	481	4,868
GrafTech International Ltd.*	2,622	40,772
Graham Corp.	266	5,506
Harbin Electric, Inc.*	296	6,080
InSteel Industries, Inc.	391	5,083
Littelfuse, Inc.*#	493	15,850
Orion Energy Systems, Inc.*#	656	2,880
Powell Industries, Inc.*	154	4,856
Power-One, Inc.*#	1,724	7,499
PowerSecure International, Inc.*	268	1,932
SatCon Technology Corp.*#	1,855	5,231
SmartHeat, Inc.*	257	3,732
Ultralife Corp.*#	210	907
Universal Display Corp.*	659	8,145
Valence Technology, Inc.*#	768	699
Vicor Corp.*	522	4,855

		252,642

Electronics — 1.8%
American Science & Engineering, Inc.	195	14,789
Analogic Corp.#	305	11,746
Badger Meter, Inc.#	305	12,145
Bel Fuse, Inc., Class B	269	5,781
Benchmark Electronics, Inc.*	1,490	28,176
Brady Corp., Class A	1,075	32,261
Checkpoint Systems, Inc.*	945	14,411

	Number of Shares	Value†

Electronics — (continued)
China Security & Surveillance Technology, Inc.*#	1,063	$8,121
Cogent, Inc.*	980	10,182
Coherent, Inc.*	467	13,884
CTS Corp.	698	6,715
Cymer, Inc.*	658	25,254
Daktronics, Inc.	709	6,530
DDi Corp.*	279	1,364
Dionex Corp.*	384	28,366
Electro Scientific Industries, Inc.*	693	7,498
FARO Technologies, Inc.*	420	9,005
FEI Co.*#	863	20,160
ICx Technologies, Inc.*#	163	1,552
II-VI, Inc.*	528	16,790
L-1 Identity Solutions, Inc.*#	1,569	11,752
LaBarge, Inc.*	388	4,675
Measurement Specialties, Inc.*	270	2,714
MEMSIC, Inc.*	315	1,033
Methode Electronics, Inc.	958	8,316
Microvision, Inc.*	1,703	5,399
Multi-Fineline Electronix, Inc.*	252	7,149
Newport Corp.*	890	8,179
NVE Corp.*#	109	4,503
OSI Systems, Inc.*	332	9,057
Park Electrochemical Corp.#	449	12,410
Plexus Corp.*	903	25,736
RAE Systems, Inc.*#	831	914
Rofin-Sinar Technologies, Inc.*	607	14,331
Rogers Corp.*	379	11,488
Spectrum Control, Inc.*	226	2,140
SRS Labs, Inc.*	221	1,620
Stoneridge, Inc.*	273	2,460
Taser International, Inc.*	1,311	5,742
Technitrol, Inc.	916	4,012
TTM Technologies, Inc.*	959	11,057
Varian, Inc.*	632	32,573
Watts Water Technologies, Inc., Class A	670	20,716
Woodward Governor Co.	1,333	34,351
X-Rite, Inc.*	545	1,188
Zygo Corp.*	382	2,571

		520,816

Energy — Alternate Sources — 0.1%
Ascent Solar Technologies, Inc.*	277	1,468
Clean Energy Fuels Corp.*#	800	12,328
Comverge, Inc.*	507	5,699
Evergreen Energy, Inc.*	2,186	750
FuelCell Energy, Inc.*#	1,381	5,192
Green Plains Renewable Energy, Inc.*#	189	2,810
GT Solar International, Inc.*#	614	3,414
Headwaters, Inc.*	1,380	8,998
Syntroleum Corp.*	1,113	2,961

		43,620

71

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Engineering & Construction — 0.6%
Argan, Inc.*	136	$1,957
Dycom Industries, Inc.*	789	6,336
EMCOR Group, Inc.*	1,487	40,000
ENGlobal Corp.*	404	1,265
Exponent, Inc.*	313	8,714
Granite Construction, Inc.#	760	25,582
Insituform Technologies, Inc., Class A*	827	18,789
Integrated Electrical Services, Inc.*	137	801
Layne Christensen Co.*	426	12,230
Michael Baker Corp.*	191	7,907
Mistras Group, Inc.*	300	4,518
MYR Group, Inc.*	383	6,925
Orion Marine Group, Inc.*	637	13,415
Stanley, Inc.*#	289	7,921
Sterling Construction Co., Inc.*	253	4,853
Tutor Perini Corp.*	519	9,384
VSE Corp.	104	4,688

		175,285

Entertainment — 0.5%
Ascent Media Corp. Class A*	331	8,450
Bally Technologies, Inc.*#	1,194	49,300
Bluegreen Corp.*	184	445
Carmike Cinemas, Inc.*	203	1,535
Churchill Downs, Inc.#	188	7,022
Cinemark Holdings, Inc.#	773	11,108
Dover Downs Gaming & Entertainment, Inc.	234	885
Great Wolf Resorts, Inc.*	714	1,692
Isle of Capri Casinos, Inc.*	241	1,803
Lakes Entertainment, Inc.*	367	921
National CineMedia, Inc.	946	15,675
Pinnacle Entertainment, Inc.*	1,421	12,761
Reading International, Inc. Class A*	324	1,312
Shuffle Master, Inc.*	1,185	9,764
Speedway Motorsports, Inc.	316	5,568
Vail Resorts, Inc.*#	651	24,608
Youbet.com, Inc.*	550	1,579

		154,428

Environmental Control — 0.6%
American Ecology Corp.	425	7,242
Calgon Carbon Corp.*#	1,273	17,695
Clean Harbors, Inc.*	496	29,567
Darling International, Inc.*	1,989	16,668
Energy Recovery, Inc.*#	865	5,951
EnergySolutions, Inc.	1,766	14,993
Fuel Tech, Inc.*	375	3,064
Met-Pro Corp.	439	4,662
Metalico, Inc.*	781	3,843
Mine Safety Appliances Co.	570	15,122
Perma-Fix Environmental Services*	952	2,161
Tetra Tech, Inc.*	1,366	37,114
Waste Services, Inc.*	484	4,409

		162,491

	Number of Shares	Value†

Food — 1.4%
American Dairy, Inc.*#	215	$4,661
American Italian Pasta Co., Class A*#	439	15,273
Arden Group, Inc., Class A	18	1,721
B&G Foods, Inc. Class A	578	5,306
Cal-Maine Foods, Inc.#	323	11,008
Calavo Growers, Inc.	251	4,267
Chiquita Brands International, Inc.*#	964	17,390
Diamond Foods, Inc.#	369	13,114
Dole Food Co., Inc.*	860	10,673
Fresh Del Monte Produce, Inc.*	917	20,266
Great Atlantic & Pacific Tea Co.*#	809	9,538
HQ Sustainable Maritime Industries, Inc.*	141	993
Imperial Sugar Co.	323	5,633
Ingles Markets, Inc., Class A	304	4,599
J&J Snack Foods Corp.	290	11,588
Lancaster Colony Corp.	428	21,272
Lance, Inc.	647	17,016
Lifeway Foods, Inc.*#	87	1,034
M&F Worldwide Corp.*	268	10,586
Nash Finch Co.#	340	12,611
Overhill Farms, Inc.*	291	1,414
Ruddick Corp.#	985	25,344
Sanderson Farms, Inc.	479	20,195
Seaboard Corp.	7	9,443
Seneca Foods Corp. Class A*	211	5,037
Smart Balance, Inc.*#	1,290	7,740
Spartan Stores, Inc.	442	6,316
The Hain Celestial Group, Inc.*	917	15,598
Tootsie Roll Industries, Inc.#	526	14,402
TreeHouse Foods, Inc.*#	697	27,085
United Natural Foods, Inc.*	984	26,312
Village Super Market, Inc., Class A	168	4,590
Weis Markets, Inc.	266	9,672
Winn-Dixie Stores, Inc.*	1,327	13,323
Zhongpin, Inc.*	615	9,600

		394,620

Forest Products & Paper — 0.5%
Boise, Inc.*	725	3,850
Buckeye Technologies, Inc.*	809	7,896
Clearwater Paper Corp.*	249	13,687
Deltic Timber Corp.	230	10,621
Domtar Corp.*#	919	50,922
KapStone Paper and Packaging Corp.*	700	6,895
Neenah Paper, Inc.	274	3,822
Orchids Paper Products Co.*	89	1,782
P.H. Glatfelter Co.	946	11,494
Schweitzer-Mauduit International, Inc.	435	30,602
Wausau Paper Corp.	981	11,380

		152,951

Gas — 0.9%
Chesapeake Utilities Corp.	182	5,833
New Jersey Resources Corp.#	954	35,680
Nicor, Inc.#	1,019	42,900

72

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Gas — (continued)
Northwest Natural Gas Co.	586	$26,393
Piedmont Natural Gas Co., Inc.	1,626	43,495
South Jersey Industries, Inc.	650	24,817
Southwest Gas Corp.	976	27,845
The Laclede Group, Inc.	474	16,007
WGL Holdings, Inc.	1,142	38,303

		261,273

Hand & Machine Tools — 0.3%
Baldor Electric Co.#	1,052	29,551
Franklin Electric Co., Inc.	491	14,278
K-Tron International, Inc.*	60	6,524
Regal-Beloit Corp.#	781	40,565

		90,918

Healthcare Products — 2.9%
Abaxis, Inc.*	446	11,395
ABIOMED, Inc.*#	689	6,022
Accuray, Inc.*	957	5,369
Affymetrix, Inc.*	1,466	8,561
AGA Medical Holdings, Inc.*	300	4,431
Align Technology, Inc.*#	1,339	23,861
Alphatec Holdings, Inc.*	816	4,357
American Medical Systems Holdings, Inc.*#	1,625	31,346
AngioDynamics, Inc.*	558	8,973
Atrion Corp.#	37	5,762
ATS Medical, Inc.*#	824	2,662
BioMimetic Therapeutics, Inc.*#	320	3,818
Bovie Medical Corp.*#	298	2,327
Bruker Corp.*	1,063	12,820
Cantel Medical Corp.*	300	6,054
Cardiac Science Corp.*	332	740
CardioNet, Inc.*	389	2,311
Cardiovascular Systems, Inc.*	180	826
Cepheid, Inc.*#	1,382	17,247
Conceptus, Inc.*#	635	11,913
CONMED Corp.*	601	13,703
CryoLife, Inc.*	599	3,846
Cutera, Inc.*	237	2,017
Cyberonics, Inc.*	647	13,225
Cynosure, Inc., Class A*	195	2,241
Delcath Systems, Inc.*	821	4,220
DexCom, Inc.*#	1,151	9,300
Electro-Optical Sciences, Inc.*#	509	5,273
Endologix, Inc.*	1,113	5,877
EnteroMedics, Inc.*	306	171
ev3, Inc.*#	1,595	21,277
Exactech, Inc.*	209	3,618
Genomic Health, Inc.*#	309	6,044
Greatbatch, Inc.*#	578	11,115
Haemonetics Corp.*	563	31,049
Hanger Orthopedic Group, Inc.*	608	8,409
Hansen Medical, Inc.*	388	1,176
HeartWare International, Inc.*	139	4,930
Home Diagnostics, Inc.*#	221	1,348
ICU Medical, Inc.*	307	11,187

	Number of Shares	Value†

Healthcare Products — (continued)
Immucor, Inc.*	1,522	$30,805
Insulet Corp.*#	846	12,081
Integra LifeSciences Holdings Corp.*#	425	15,631
Invacare Corp.#	676	16,859
IRIS International, Inc.*	450	5,562
Kensey Nash Corp.*	239	6,095
LCA-Vision, Inc.*	319	1,633
Luminex Corp.*#	902	13,467
MAKO Surgical Corp.*#	454	5,039
Masimo Corp.*	1,166	35,470
Medical Action Industries, Inc.*	316	5,075
Merge Healthcare, Inc.*	467	1,569
Meridian Bioscience, Inc.	856	18,447
Merit Medical Systems, Inc.*	582	11,227
Micrus Endovascular Corp.*	365	5,479
Natus Medical, Inc.*	618	9,140
NuVasive, Inc.*#	849	27,151
NxStage Medical, Inc.*#	384	3,206
OraSure Technologies, Inc.*	1,201	6,101
Orthofix International NV*	371	11,490
Orthovita, Inc.*	1,459	5,121
Palomar Medical Technologies, Inc.*	361	3,639
PSS World Medical, Inc.*#	1,328	29,973
Quidel Corp.*#	509	7,014
Rochester Medical Corp.*	176	1,959
Rockwell Medical Technologies, Inc.*	257	1,976
Sirona Dental Systems, Inc.*	364	11,553
Somanetics Corp.*	294	5,160
SonoSite, Inc.*	406	9,594
Spectranetics Corp.*	565	3,932
Stereotaxis, Inc.*#	488	1,918
STERIS Corp.	1,325	37,060
SurModics, Inc.*#	373	8,452
Symmetry Medical, Inc.*	844	6,803
Synovis Life Technologies, Inc.*	184	2,375
The Female Health Co.*	304	1,438
Thoratec Corp.*#	1,250	33,650
TomoTherapy, Inc.*	1,099	4,286
TranS1, Inc.*	187	739
Utah Medical Products, Inc.#	60	1,759
Vascular Solutions, Inc.*	283	2,374
Vital Images, Inc.*	429	5,444
Volcano Corp.*#	1,141	19,831
West Pharmaceutical Services, Inc.	757	29,674
Wright Medical Group, Inc.*#	861	16,316
Young Innovations, Inc.	97	2,404
Zoll Medical Corp.*	500	13,360

		840,152

Healthcare Services — 1.7%
Air Methods Corp.*#	258	8,674
Alliance HealthCare Services, Inc.*	679	3,877
Allied Healthcare International, Inc.*	827	2,407
Almost Family, Inc.*#	177	6,997
Amedisys, Inc.*#	623	30,253

73

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Services — (continued)
America Service Group, Inc.	145	$2,301
American Dental Partners, Inc.*	331	4,270
AMERIGROUP Corp.*#	1,169	31,516
Amsurg Corp.*	719	15,832
Assisted Living Concepts, Inc., Class A*	202	5,327
Bio-Reference Labs, Inc.*	284	11,130
Capital Senior Living Corp.*	436	2,189
Centene Corp.*#	924	19,561
Continucare Corp.*	556	2,430
Emeritus Corp.*#	400	7,500
Genoptix, Inc.*	373	13,253
Gentiva Health Services, Inc.*	656	17,718
HealthSouth Corp.*	2,112	39,642
HealthSpring, Inc.*	1,097	19,318
Healthways, Inc.*	729	13,370
IPC The Hospitalist Co., Inc.*#	363	12,070
Kindred Healthcare, Inc.*	834	15,396
LHC Group, Inc.*#	382	12,839
Magellan Health Services, Inc.*#	812	33,073
MedCath Corp.*	229	1,811
Metropolitan Health Networks, Inc.*	756	1,504
Molina Healthcare, Inc.*	312	7,135
National Healthcare Corp.#	187	6,753
Nighthawk Radiology Holdings, Inc.*	499	2,260
NovaMed, Inc.*	381	1,478
Odyssey HealthCare, Inc.*	777	12,106
Psychiatric Solutions, Inc.*#	1,202	25,410
RadNet, Inc.*	436	889
RehabCare Group, Inc.*	540	16,432
Res-Care, Inc.*	608	6,810
Select Medical Holdings Corp.*	800	8,496
Skilled Healthcare Group, Inc., Class A*	561	4,179
Sun Healthcare Group, Inc.*	886	8,125
Sunrise Senior Living, Inc.*	1,034	3,329
The Ensign Group, Inc.	221	3,397
Triple-S Management Corp., Class B*#	439	7,726
U.S. Physical Therapy, Inc.*	291	4,927
Virtual Radiologic Corp.*	109	1,391
WellCare Health Plans, Inc.*	935	34,371

		489,472

Holding Companies — 0.0%
Compass Diversified Holdings	541	6,903
Harbinger Group, Inc.*	175	1,229
Primoris Services Corp.#	162	1,291
Resource America, Inc. Class A	174	703

		10,126

Home Builders — 0.2%
Amrep Corp.*	35	479
Beazer Homes USA, Inc.*#	721	3,490
Brookfield Homes Corp.*	167	1,336
Cavco Industries, Inc.*	129	4,634
China Housing & Land Development, Inc.*#	459	1,896
Hovnanian Enterprises, Inc., Class A*	1,208	4,639
M/I Homes, Inc.*	371	3,855

	Number of Shares	Value†

Home Builders — (continued)
Meritage Homes Corp.*	701	$13,550
Skyline Corp.	104	1,914
Standard Pacific Corp.*	2,076	7,764
The Ryland Group, Inc.	926	18,242
Winnebago Industries, Inc.*	648	7,905

		69,704

Home Furnishings — 0.5%
American Woodmark Corp.#	269	5,294
Audiovox Corp. Class A*	510	3,616
DTS, Inc.*#	374	12,795
Ethan Allen Interiors, Inc.#	483	6,482
Furniture Brands International, Inc.*	1,038	5,667
Hooker Furniture Corp.	284	3,513
Kimball International, Inc., Class B	744	6,339
La-Z-Boy, Inc.*#	1,225	11,674
Sealy Corp.*	745	2,354
Stanley Furniture Co., Inc.*#	186	1,888
Tempur-Pedic International, Inc.*	1,639	38,730
TiVo, Inc.*	2,521	25,664
Universal Electronics, Inc.*	311	7,221

		131,237

Household Products & Wares — 0.6%
ACCO Brands Corp.*	1,152	8,387
American Greetings Corp., Class A#	834	18,173
Blyth, Inc.	141	4,754
Central Garden and Pet Co., Class A*	1,302	12,942
CSS Industries, Inc.	212	4,121
Ennis, Inc.	579	9,721
Helen of Troy Ltd.*	676	16,535
Oil-Dri Corp. of America	97	1,503
Prestige Brands Holdings, Inc.*	701	5,510
The Standard Register Co.	500	2,550
Tupperware Brands Corp.	1,380	64,267
WD-40 Co.	347	11,229

		159,692

Insurance — 2.4%
Ambac Financial Group, Inc.*#	6,124	5,083
American Equity Investment Life Holding Co.	1,342	9,984
American Physicians Capital, Inc.	223	6,761
American Physicians Service Group, Inc.	112	2,584
American Safety Insurance Holdings Ltd*	152	2,196
AMERISAFE, Inc.*	378	6,793
AmTrust Financial Services, Inc.	482	5,697
Argo Group International Holdings Ltd.*	706	20,573
Assured Guaranty Ltd.#	2,765	60,166
Baldwin & Lyons, Inc., Class B	225	5,537
Citizens, Inc.*#	866	5,655
CNA Surety Corp.*	316	4,705
Conseco, Inc.*#	4,613	23,065
Crawford & Co., Class B*	338	1,332
Delphi Financial Group, Inc., Class A	1,026	22,952
Donegal Group, Inc., Class A	283	4,398
Eastern Insurance Holdings, Inc.	147	1,267

74

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — (continued)
eHealth, Inc.*	520	$8,544
EMC Insurance Group, Inc.#	100	2,151
Employers Holdings, Inc.#	1,011	15,509
Enstar Group Ltd.*	140	10,223
FBL Financial Group, Inc., Class A#	327	6,056
First Acceptance Corp.*	371	723
First Mercury Financial Corp.	301	4,127
Flagstone Reinsurance Holdings Ltd.	841	9,201
FPIC Insurance Group, Inc.*	168	6,488
Greenlight Capital Re Ltd., Class A*#	628	14,802
Hallmark Financial Services, Inc.*	104	828
Harleysville Group, Inc.	294	9,346
Horace Mann Educators Corp.	809	10,112
Independence Holding Co.	123	713
Infinity Property & Casualty Corp.	325	13,208
Kansas City Life Insurance Co.	73	2,172
Life Partners Holdings, Inc.#	211	4,471
Maiden Holdings Ltd.	1,068	7,818
Max Capital Group Ltd.	994	22,166
Meadowbrook Insurance Group, Inc.	1,241	9,183
Mercer Insurance Group, Inc.	103	1,872
MGIC Investment Corp.*#	2,833	16,375
Montpelier Re Holdings Ltd.#	1,862	32,250
National Interstate Corp.	102	1,730
National Western Life Insurance Co., Class A	53	9,202
NYMAGIC, Inc.	70	1,161
Platinum Underwriters Holdings Ltd.#	1,140	43,651
PMA Capital Corp., Class A*	815	5,135
Presidential Life Corp.	510	4,667
Primus Guaranty Ltd.*#	370	1,129
ProAssurance Corp.*	747	40,121
Radian Group, Inc.#	1,830	13,377
RLI Corp.#	409	21,779
Safety Insurance Group, Inc.	297	10,760
SeaBright Insurance Holdings, Inc.*	435	4,998
Selective Insurance Group	1,186	19,510
State Auto Financial Corp.	276	5,106
Stewart Information Services Corp.#	345	3,892
The Navigators Group, Inc.*	295	13,897
The Phoenix Cos., Inc.*#	2,523	7,014
The PMI Group, Inc.*#	1,282	3,231
Tower Group, Inc.	985	23,059
United America Indemnity Ltd., Class A*	847	6,708
United Fire & Casualty Co.	462	8,422
Universal American Corp.*	680	7,956
Universal Insurance Holdings, Inc.	251	1,473
Zenith National Insurance Corp.#	800	23,808

		678,872

Internet — 2.3%
1-800-Flowers.com, Inc., Class A*	737	1,953
AboveNet, Inc.*#	288	18,732
ActivIdentity Corp.*	828	1,946
Ancestry.com, Inc.*	100	1,401
Archipelago Learning, Inc.*	202	4,181

	Number of Shares	Value†

Internet — (continued)
Art Technology Group, Inc.*	2,609	$11,767
AsiaInfo Holdings, Inc.*#	674	20,537
Blue Coat Systems, Inc.*#	920	26,257
Blue Nile, Inc.*	296	18,746
Chordiant Software, Inc.*	400	1,100
Cogent Communications Group, Inc.*#	987	9,732
comScore, Inc.*	458	8,038
Constant Contact, Inc.*#	490	7,840
CyberSource Corp.*	1,497	30,105
DealerTrack Holdings, Inc.*#	809	15,201
Dice Holdings, Inc.*	263	1,723
Digital River, Inc.*	848	22,888
drugstore.com, Inc.*	2,069	6,393
EarthLink, Inc.#	2,311	19,204
ePlus, Inc.*	74	1,222
eResearchTechnology, Inc.*	950	5,709
Global Sources Ltd.*	222	1,388
GSI Commerce, Inc.*	706	17,925
Health Grades, Inc.*	438	1,879
i2 Technologies, Inc.*#	341	6,520
Imergent, Inc.	160	971
Infospace, Inc.*	923	7,910
Internap Network Services Corp.*	1,321	6,209
Internet Brands, Inc., Class A*#	666	5,215
Internet Capital Group, Inc.*	828	5,506
Ipass, Inc.*	932	969
j2 Global Communications, Inc.*	943	19,190
Keynote Systems, Inc.	228	2,487
Limelight Networks, Inc.*	572	2,248
Lionbridge Technologies, Inc.*	1,043	2,399
Liquidity Services, Inc.*	400	4,028
LoopNet, Inc.*	410	4,075
MercadoLibre, Inc.*	582	30,188
ModusLink Global Solutions, Inc.*	1,045	9,833
Move, Inc.*	3,242	5,382
NIC, Inc.	1,029	9,405
NutriSystem, Inc.#	707	22,037
Online Resources Corp.*	473	2,488
OpenTable, Inc.*#	56	1,426
Openwave Systems, Inc.*	2,214	5,048
Orbitz Worldwide, Inc.*#	673	4,940
Overstock.com, Inc.*	371	5,031
PC-Tel, Inc.*	528	3,126
Perficient, Inc.*	645	5,437
Rackspace Hosting, Inc.*#	1,463	30,504
RealNetworks, Inc.*	1,768	6,559
S1 Corp.*	1,167	7,609
Saba Software, Inc.*	452	1,871
Safeguard Scientifics, Inc.*	450	4,639
Sapient Corp.*	1,983	16,399
Shutterfly, Inc.*	464	8,264
SonicWALL, Inc.*	1,144	8,706
Sourcefire, Inc.*	467	12,492
Stamps.com, Inc.*	157	1,413
support.com, Inc.*	1,339	3,535

75

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — (continued)
TechTarget, Inc.*#	262	$1,475
TeleCommunication Systems, Inc., Class A*#	884	8,557
Terremark Worldwide, Inc.*	1,326	9,070
The Knot, Inc.*	759	7,643
TIBCO Software, Inc.*	3,842	36,998
Travelzoo, Inc.*	111	1,364
U.S. Auto Parts Network, Inc.*	338	1,758
United Online, Inc.	1,893	13,611
ValueClick, Inc.*	1,942	19,653
VASCO Data Security International, Inc.*	728	4,565
Vitacost.com, Inc.*	327	3,407
Vocus, Inc.*	338	6,084
Web.com Group, Inc.*	600	3,918
Websense, Inc.*	987	17,233
Zix Corp.*#	1,148	1,963

		667,225

Investment Companies — 0.6%
Allied Capital Corp.*	3,693	13,332
American Capital Ltd.*#	6,288	15,343
Ampal American Israel Corp. Class A*	325	878
Apollo Investment Corp.	3,691	35,175
Ares Capital Corp.#	2,401	29,892
BlackRock Kelso Capital Corp.	360	3,067
Capital Southwest Corp.	72	5,674
Fifth Street Finance Corp.#	752	8,077
Gladstone Capital Corp.	512	3,942
Gladstone Investment Corp.	300	1,368
Harris & Harris Group, Inc.*	862	3,939
Hercules Technology Growth Capital, Inc.	777	8,073
Kohlberg Capital Corp.	337	1,537
Main Street Capital Corp.#	133	2,144
MCG Capital Corp.*	1,406	6,074
Medallion Financial Corp.	248	2,026
MVC Capital, Inc.	586	6,915
NGP Capital Resources Co.	541	4,398
PennantPark Investment Corp.	585	5,218
Prospect Capital Corp.#	1,387	16,381
TICC Capital Corp.	487	2,946
Triangle Capital Corp.#	147	1,777

		178,176

Iron & Steel — 0.0%
China Precision Steel, Inc.*#	373	765
General Steel Holdings, Inc.*#	485	2,139
Sutor Technology Group Ltd.*	168	447
Universal Stainless & Alloy Products, Inc.*	133	2,508

		5,859

Leisure Time — 0.4%
Ambassadors Group, Inc.	407	5,409
Brunswick Corp.	2,022	25,700
Callaway Golf Co.#	1,350	10,179
Interval Leisure Group, Inc.*	849	10,587
Life Time Fitness, Inc.*#	899	22,412
Marine Products Corp.	160	789

	Number of Shares	Value†

Leisure Time — (continued)
Multimedia Games, Inc.*	470	$2,825
Polaris Industries, Inc.	661	28,839
Town Sports International Holdings, Inc.*	249	580
Universal Travel Group*	181	1,835

		109,155

Lodging — 0.2%
Ameristar Casinos, Inc.	571	8,696
Gaylord Entertainment Co.*#	902	17,814
Marcus Corp.	433	5,551
Monarch Casino & Resort, Inc.*	185	1,499
Morgans Hotel Group Co.*	394	1,785
Orient-Express Hotels Ltd., Class A*#	1,744	17,684
Red Lion Hotels Corp.*	264	1,304

		54,333

Machinery — Construction & Mining — 0.0%
Astec Industries, Inc.*	429	11,557

Machinery — Diversified — 1.0%
Alamo Group, Inc.	217	3,722
Albany International Corp., Class A	632	14,195
Altra Holdings, Inc.*	603	7,447
Applied Industrial Technologies, Inc.	904	19,951
Briggs & Stratton Corp.	1,136	21,255
Cascade Corp.	228	6,268
Chart Industries, Inc.*	645	10,675
Cognex Corp.	894	15,842
Columbus McKinnon Corp.*	485	6,625
Duoyuan Printing, Inc.*	300	2,415
DXP Enterprises, Inc.*	122	1,594
Flow International Corp.*	708	2,181
Hurco Cos., Inc.*	92	1,362
Intermec, Inc.*	1,335	17,168
Intevac, Inc.*	541	6,205
iRobot Corp.*#	378	6,653
Kadant, Inc.*	299	4,772
Lindsay Corp.#	266	10,600
Middleby Corp.*#	367	17,990
NACCO Industries, Inc., Class A	122	6,076
Nordson Corp.	732	44,784
Raser Technologies, Inc.*#	738	915
Robbins & Myers, Inc.	633	14,888
Sauer-Danfoss, Inc.*	319	3,831
Tecumseh Products Co., Class A*	413	4,828
Tennant Co.	445	11,654
The Gorman-Rupp Co.#	321	8,872
Twin Disc, Inc.	235	2,453

		275,221

Media — 0.3%
Acacia Research - Acacia Technologies*	738	6,723
Belo Corp., Class A	1,872	10,184
CKX, Inc.*	1,310	6,904
Courier Corp.	247	3,520
Crown Media Holdings, Inc. Class A*#	217	315

76

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Media — (continued)
DG FastChannel, Inc.*	484	$13,518
Dolan Media, Co.*	693	7,075
EW Scripps Co. Class A*	573	3,988
Fisher Communications, Inc.*	100	1,625
Journal Communications, Inc., Class A	884	3,439
LIN TV Corp. Class A*	472	2,105
LodgeNet Interactive Corp.*#	371	2,052
Martha Stewart Living Omnimedia, Inc., Class A*#	562	2,776
Mediacom Communications Corp., Class A*	921	4,117
Outdoor Channel Holdings, Inc.*	180	1,044
Playboy Enterprises, Inc. Class B*	360	1,152
PRIMEDIA, Inc.#	292	1,054
Scholastic Corp.#	466	13,901
Sinclair Broadcast Group, Inc., Class A*	717	2,889
Value Line, Inc.	23	577
World Wrestling Entertainment, Inc., Class A	433	6,638

		95,596

Metal Fabricate/Hardware — 0.6%
A.M. Castle & Co.#	435	5,955
Ampco-Pittsburgh Corp.	214	6,747
CIRCOR International, Inc.	366	9,216
Dynamic Materials Corp.	290	5,815
Furmanite Corp.*	554	2,111
Hawk Corp.*	103	1,814
Haynes International, Inc.	275	9,067
Kaydon Corp.#	720	25,747
L.B. Foster Co., Class A*	193	5,753
Ladish Co., Inc.*	347	5,233
Lawson Products, Inc.	56	988
Mueller Industries, Inc.	797	19,798
Mueller Water Products, Inc., Class A	3,492	18,158
North American Galvanizing & Coating, Inc.*#	240	1,164
Northwest Pipe Co.*	183	4,915
Olympic Steel, Inc.#	231	7,526
Omega Flex, Inc.	59	826
RBC Bearings, Inc.*	488	11,873
RTI International Metals, Inc.*#	695	17,493
Sun Hydraulics Corp.#	306	8,033
The Eastern Co.	108	1,450
Worthington Industries, Inc.#	1,269	16,586

		186,268

Mining — 0.6%
Allied Nevada Gold Corp.*	1,164	17,553
AMCOL International Corp.#	514	14,608
Brush Engineered Materials, Inc.*	451	8,361
Century Aluminum Co.*	1,254	20,302
Coeur d’Alene Mines Corp.*#	1,648	29,763
General Moly, Inc.*	1,499	3,118
Hecla Mining Co.*#	5,359	33,119
Horsehead Holding Corp.*	959	12,227
Kaiser Aluminum Corp.	348	14,484
Paramount Gold and Silver Corp.*#	1,168	1,694
Stillwater Mining Co.*#	856	8,115

	Number of Shares	Value†

Mining — (continued)
United States Lime & Minerals, Inc.*	29	$1,001
Uranerz Energy Corp.*#	862	1,121
Uranium Energy Corp.*#	1,407	5,318
US Gold Corp.*	2,023	5,017
USEC, Inc.*#	2,299	8,851

		184,652

Miscellaneous Manufacturing — 1.5%
A. O. Smith Corp.	505	21,912
Actuant Corp., Class A	1,469	27,220
Acuity Brands, Inc.#	977	34,820
American Railcar Industries, Inc.	300	3,306
Ameron International Corp.	194	12,311
AZZ, Inc.*#	305	9,973
Barnes Group, Inc.	1,028	17,373
Blount International, Inc.*	798	8,060
Ceradyne, Inc.*	622	11,949
Chase Corp.	117	1,382
China Fire & Security Group, Inc.*#	300	4,059
CLARCOR, Inc.#	1,109	35,976
Colfax Corp.*#	456	5,490
Eastman Kodak Co.*#	5,746	24,248
EnPro Industries, Inc.*#	466	12,307
ESCO Technologies, Inc.#	634	22,729
Federal Signal Corp.	1,047	6,303
Flanders Corp.*	247	1,102
FreightCar America, Inc.#	270	5,354
GP Strategies Corp.*	296	2,229
Griffon Corp.*	956	11,682
Hexcel Corp.*#	2,068	26,843
John Bean Technologies Corp.	684	11,635
Koppers Holdings, Inc.	461	14,033
LSB Industries, Inc.*	359	5,062
Matthews International Corp., Class A#	662	23,455
Metabolix, Inc.*	490	5,424
Movado Group, Inc.#	360	3,499
Myers Industries, Inc.	725	6,597
NL Industries, Inc.	90	625
PMFG, Inc.*	286	4,636
Polypore International, Inc.*	529	6,295
Portec Rail Products, Inc.	129	1,382
Raven Industries, Inc.#	388	12,327
Smith & Wesson Holding Corp.*#	1,279	5,231
Standex International Corp.	300	6,027
STR Holdings, Inc.*	325	5,106
Sturm Ruger & Co., Inc.#	419	4,064
Tredegar Corp.	718	11,359
Trimas Corp.*	295	1,997

		435,382

Office Furnishings — 0.3%
Herman Miller, Inc.	1,175	18,776
HNI Corp.	994	27,464
Interface, Inc., Class A	1,080	8,975
Knoll, Inc.	1,028	10,619

77

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Office Furnishings — (continued)
Steelcase, Inc. Class A	1,474	$9,375

		75,209

Oil & Gas — 1.9%
Alon USA Energy, Inc.#	152	1,040
Apco Oil and Gas International, Inc.	158	3,492
Approach Resources, Inc.*	341	2,633
Arena Resources, Inc.*#	833	35,919
Atlas Energy, Inc.	1,539	46,432
ATP Oil & Gas Corp.*	850	15,538
Berry Petroleum Co., Class A#	988	28,800
Bill Barrett Corp.*#	891	27,719
BPZ Resources, Inc.*	2,159	20,510
Brigham Exploration Co.*	2,191	29,688
Bronco Drilling Co., Inc.*	376	1,906
Carrizo Oil & Gas, Inc.*#	663	17,563
Cheniere Energy, Inc.*#	1,430	3,461
Clayton Williams Energy, Inc.*	117	4,100
Contango Oil & Gas Co.*	249	11,705
CREDO Petroleum Corp.*	134	1,246
CVR Energy, Inc.*	529	3,629
Delek US Holdings, Inc.	198	1,348
Delta Petroleum Corp.*#	3,615	3,760
Endeavour International Corp.*	1,864	2,013
FX Energy, Inc.*	589	1,679
Georesources, Inc.*	257	3,511
GMX Resources, Inc.*#	706	9,700
Goodrich Petroleum Corp.*	581	14,147
Gran Tierra Energy, Inc.*	4,395	25,183
Gulfport Energy Corp.*	563	6,446
Harvest Natural Resources, Inc.*	746	3,946
Hercules Offshore, Inc.*	2,505	11,974
Isramco, Inc.*	21	1,502
McMoran Exploration Co.*	1,802	14,452
Northern Oil & Gas, Inc.*	727	8,608
Oilsands Quest Sask, Inc.*	4,771	5,487
Panhandle Oil and Gas, Inc., Class A	217	5,620
Parker Drilling Co.*	2,402	11,890
Penn Virginia Corp.	980	20,864
Petroleum Development Corp.*	413	7,521
Petroquest Energy, Inc.*#	1,239	7,595
Pioneer Drilling Co.*	1,050	8,295
PrimeEnergy Corp.*	15	546
Rex Energy Corp.*	637	7,644
Rosetta Resources, Inc.*	1,190	23,717
Stone Energy Corp.*#	878	15,848
SulphCo, Inc.*#	929	622
Swift Energy Co.*	831	19,911
Toreador Resources Corp.	500	4,950
Vaalco Energy, Inc.	1,330	6,052
Vantage Drilling Co.*	1,590	2,560
Venoco, Inc.*	386	5,033
W&T Offshore, Inc.#	762	8,915
Warren Resources, Inc.*	1,827	4,476
Western Refining, Inc.*#	837	3,942

	Number of Shares	Value†

Oil & Gas — (continued)
Zion Oil & Gas, Inc.*	268	$1,916

		537,054

Oil & Gas Services — 1.0%
Allis-Chalmers Energy, Inc.*#	1,588	5,987
Basic Energy Services, Inc.*	388	3,453
Bolt Technology Corp.*	135	1,488
Boots & Coots, Inc.*	1,402	2,313
Cal Dive International, Inc.*	989	7,477
CARBO Ceramics, Inc.	426	29,040
Complete Production Services, Inc.*	1,357	17,641
Dawson Geophysical Co.*	215	4,969
Dril-Quip, Inc.*	658	37,164
Geokinetics, Inc.*	168	1,616
Global Industries Ltd.*	2,213	15,779
Gulf Island Fabrication, Inc.	284	5,972
Hornbeck Offshore Services, Inc.*#	517	12,036
ION Geophysical Corp.*	2,293	13,575
Key Energy Services, Inc.*#	2,743	24,111
Lufkin Industries, Inc.	340	24,888
Matrix Service Co.*	587	6,251
Natural Gas Services Group, Inc.*	294	5,542
Newpark Resources, Inc.*	1,912	8,088
OYO Geospace Corp.*	88	3,774
RPC, Inc.#	661	6,874
Superior Well Services, Inc.*	373	5,319
T-3 Energy Services, Inc.*	280	7,140
Tetra Technologies, Inc.*#	1,716	19,013
TGC Industries, Inc.*	256	1,001
Union Drilling, Inc.*	183	1,144
Willbros Group, Inc.*#	872	14,711

		286,366

Packaging and Containers — 0.3%
AEP Industries, Inc.*	138	5,283
BWAY Holding Co.*	207	3,978
Graphic Packaging Holding Co.*	2,187	7,589
Rock-Tenn Co., Class A	855	43,101
Silgan Holdings, Inc.	600	34,728

		94,679

Pharmaceuticals — 2.2%
Acura Pharmaceuticals, Inc.*	153	815
Adolor Corp.*	659	962
Akorn, Inc.*#	1,018	1,822
Alkermes, Inc.*	2,063	19,413
Allos Therapeutics, Inc.*#	1,615	10,611
Amicus Therapeutics, Inc.*#	269	1,068
Ardea Biosciences, Inc.*#	326	4,564
Array Biopharma, Inc.*	748	2,102
Auxilium Pharmaceuticals, Inc.*#	1,065	31,929
AVANIR Pharmaceuticals, Inc. Class A*	1,082	2,056
AVI BioPharma, Inc.*#	2,368	3,457
Biodel, Inc.*	284	1,233
BioDelivery Sciences International, Inc.*#	184	723
BioScrip, Inc.*	911	7,616

78

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Biospecifics Technologies Corp.*#	69	$2,025
Cadence Pharmaceuticals, Inc.*#	614	5,937
Caraco Pharmaceutical Laboratories Ltd.*	228	1,377
Catalyst Health Solutions, Inc.*	795	28,994
China Sky One Medical, Inc.*	217	4,937
Clarient, Inc.*	537	1,423
Cornerstone Therapeutics, Inc.*#	127	775
Cumberland Pharmaceuticals, Inc.*	160	2,174
Cypress Bioscience, Inc.*#	790	4,550
Cytori Therapeutics, Inc.*#	810	4,941
Depomed, Inc.*	1,183	3,963
Durect Corp.*	1,856	4,584
Dyax Corp.*#	1,720	5,831
Hemispherx Biopharma, Inc.*#	2,639	1,478
Hi-Tech Pharmacal Co, Inc.*	155	4,348
Idenix Pharmaceuticals, Inc.*	593	1,275
Impax Laboratories, Inc.*	1,288	17,517
Infinity Pharmaceuticals, Inc.*	328	2,027
Inspire Pharmaceuticals, Inc.*	1,317	7,270
Isis Pharmaceuticals, Inc.*	2,183	24,231
ISTA Pharmaceuticals, Inc.*	584	2,663
Javelin Pharmaceuticals, Inc.*	813	1,057
KV Pharmaceutical Co., Class A*	596	2,187
Lannett Co, Inc.*	197	1,164
Mannatech, Inc.	300	936
MannKind Corp.*#	1,404	12,299
MAP Pharmaceuticals, Inc.*	200	1,906
Matrixx Initiatives, Inc.*#	192	810
Medicis Pharmaceutical Corp., Class A	1,323	35,787
Medivation, Inc.*#	664	25,000
MiddleBrook Pharmaceuticals, Inc.*#	572	292
Myriad Pharmaceuticals, Inc.*	357	1,796
Nabi Biopharmaceuticals*	1,213	5,944
Nektar Therapeutics*	2,133	19,880
Neogen Corp.*#	468	11,049
Neurocrine Biosciences, Inc.*	595	1,618
NeurogesX, Inc.*	199	1,534
Nutraceutical International Corp.*	196	2,425
Obagi Medical Products, Inc.*	451	5,412
Omega Protein Corp.*	361	1,574
Onyx Pharmaceuticals, Inc.*	1,349	39,580
Opko Health, Inc.*	776	1,420
Optimer Pharmaceuticals, Inc.*#	595	6,712
Orexigen Therapeutics, Inc.*	588	4,375
Osiris Therapeutics, Inc.*	373	2,663
OXiGENE, Inc.*#	539	614
Pain Therapeutics, Inc.*	779	4,175
Par Pharmaceutical Cos., Inc.*	801	21,675
Pharmasset, Inc.*	486	10,060
PharMerica Corp.*#	620	9,846
Poniard Pharmaceuticals, Inc.*#	415	759
Pozen, Inc.*	702	4,205
Progenics Pharmaceuticals, Inc.*	401	1,780
Questcor Pharmaceuticals, Inc.*	1,256	5,966
Repros Therapeutics, Inc.*#	181	144

	Number of Shares	Value†

Pharmaceuticals — (continued)
Rigel Pharmaceuticals, Inc.*#	1,079	$10,261
Salix Pharmaceuticals Ltd.*	1,201	30,505
Santarus, Inc.*#	1,297	5,992
Savient Pharmaceuticals, Inc.*#	1,459	19,857
Schiff Nutrition International, Inc.	157	1,228
Sciclone Pharmaceuticals, Inc.*	677	1,577
SIGA Technologies, Inc.*	685	3,973
Spectrum Pharmaceuticals, Inc.*#	814	3,614
Sucampo Pharmaceuticals, Inc., Class A*	171	691
Synta Pharmaceuticals Corp.*#	200	1,012
Synutra International, Inc.*#	411	5,553
Theravance, Inc.*	1,158	15,135
USANA Health Sciences, Inc.*#	124	3,956
Vanda Pharmaceuticals, Inc.*#	541	6,081
Viropharma, Inc.*	1,756	14,733
Vivus, Inc.*#	1,682	15,458
XenoPort, Inc.*	627	11,637

		618,598

Pipelines — 0.0%
Crosstex Energy, Inc.#	964	5,832

Real Estate — 0.1%
Avatar Holdings, Inc.*	195	3,317
Consolidated-Tomoka Land Co.#	124	4,333
Forestar Real Estate Group, Inc.*	817	17,958
Hilltop Holdings, Inc.*	889	10,348
United Capital Corp.*	36	857

		36,813

Retail — 4.4%
99 Cents Only Stores*	1,011	13,214
AFC Enterprises*	559	4,561
Allion Healthcare, Inc.*	356	2,335
America’s Car-Mart, Inc.*	244	6,425
AnnTaylor Stores Corp.*#	1,293	17,637
Asbury Automotive Group, Inc.*	668	7,702
Bebe Stores, Inc.	463	2,903
Benihana, Inc. Class A*	247	936
Big 5 Sporting Goods Corp.	427	7,336
BJ’s Restaurants, Inc.*#	424	7,980
Bob Evans Farms, Inc.	710	20,554
Books-A-Million, Inc.	149	1,001
Borders Group, Inc.*	839	990
Brown Shoe Co., Inc.	854	8,429
Buffalo Wild Wings, Inc.*#	391	15,746
Build-A-Bear Workshop, Inc.*	260	1,271
Cabela’s, Inc.*#	886	12,634
California Pizza Kitchen, Inc.*	383	5,151
Caribou Coffee Co., Inc.*	205	1,583
Carrols Restaurant Group, Inc.*	213	1,506
Casey’s General Stores, Inc.	1,138	36,325
Cash America International, Inc.	657	22,969
CEC Entertainment, Inc.*	539	17,205
Charming Shoppes, Inc.*#	2,458	15,903
Christopher & Banks Corp.	741	5,646

79

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Citi Trends, Inc.*#	328	$9,059
CKE Restaurants, Inc.	1,029	8,705
Coldwater Creek, Inc.*	1,191	5,312
Collective Brands, Inc.*	1,421	32,356
Conn’s, Inc.*#	144	841
Cracker Barrel Old Country Store, Inc.	494	18,767
Denny’s Corp.*	2,152	4,713
Destination Maternity Corp.*	89	1,691
Dillard’s, Inc., Class A#	1,100	20,295
DineEquity, Inc.*#	402	9,765
Domino’s Pizza, Inc.*	774	6,486
Dress Barn, Inc.*#	1,277	29,499
DSW, Inc., Class A*	306	7,919
Einstein Noah Restaurant Group, Inc.*	84	826
Ezcorp, Inc., Class A*	1,010	17,382
First Cash Financial Services, Inc.*	477	10,585
Fred’s, Inc., Class A#	915	9,333
Frisch’s Restaurants, Inc.	43	1,026
Fuqi International, Inc.*#	261	4,685
Gaiam, Inc., Class A*	287	2,207
Genesco, Inc.*	495	13,593
Group 1 Automotive, Inc.*#	507	14,373
Gymboree Corp.*#	649	28,225
Haverty Furniture Cos., Inc.#	350	4,805
hhgregg, Inc.*#	284	6,257
Hibbett Sports, Inc.*#	617	13,568
Hot Topic, Inc.*	995	6,328
HSN, Inc.*	849	17,141
J. Crew Group, Inc.*#	1,115	49,885
Jack in the Box, Inc.*	1,278	25,138
Jo-Ann Stores, Inc.*	592	21,454
Jos. A. Bank Clothiers, Inc.*#	411	17,340
Kenneth Cole Productions, Inc., Class A*	158	1,525
Kirkland’s, Inc.*	327	5,680
Krispy Kreme Doughnuts, Inc.*	1,322	3,900
Landry’s Restaurants, Inc.*#	167	3,555
Lithia Motors, Inc. Class A*	494	4,061
Liz Claiborne, Inc.*#	1,972	11,102
Luby’s, Inc.*	300	1,104
Lululemon Athletica, Inc.*	930	27,993
Lumber Liquidators, Inc.*#	333	8,924
McCormick & Schmick’s Seafood Restaurants, Inc.*	268	1,865
New York & Co., Inc.*	583	2,501
Nu Skin Enterprises, Inc., Class A	1,112	29,879
O’Charleys, Inc.*	286	1,873
OfficeMax, Inc.*	1,703	21,611
Pacific Sunwear of California, Inc.*#	1,383	5,504
Papa John’s International, Inc.*	521	12,171
PC Connection, Inc.*	165	1,114
PC Mall, Inc.*	178	929
PetMed Express, Inc.#	513	9,044
PF Chang’s China Bistro, Inc.*	548	20,775
Pier 1 Imports, Inc.*	2,648	13,478
Pricesmart, Inc.	321	6,561

	Number of Shares	Value†

Retail — (continued)
Red Robin Gourmet Burgers, Inc.*	338	$6,050
Regis Corp.#	1,342	20,895
Retail Ventures, Inc.*	644	5,725
Rex Stores Corp.*	192	2,700
Ruby Tuesday, Inc.*	1,328	9,562
Rue21, Inc.*	179	5,028
Rush Enterprises, Inc., Class A*	635	7,550
Ruth’s Hospitality Group, Inc.*	377	788
Saks, Inc.*#	2,731	17,915
Sally Beauty Holdings, Inc.*	2,195	16,792
Shoe Carnival, Inc.*	239	4,892
Sonic Automotive, Inc., Class A*	664	6,899
Sonic Corp.*	1,332	13,413
Sport Supply Group, Inc.	174	2,191
Stage Stores, Inc.	798	9,863
Stein Mart, Inc.*	501	5,341
Steinway Musical Instruments, Inc.*	125	1,989
Susser Holdings Corp.*	100	859
Syms Corp.*	133	962
Systemax, Inc.#	262	4,116
Talbots, Inc.*#	594	5,293
Texas Roadhouse, Inc.*	1,056	11,859
The Buckle, Inc.#	610	17,861
The Cato Corp., Class A	594	11,916
The Cheesecake Factory*#	1,299	28,045
The Children’s Place Retail Stores, Inc.*#	497	16,406
The Finish Line, Inc., Class A#	871	10,931
The Men’s Wearhouse, Inc.#	1,167	24,577
The Pantry, Inc.*	454	6,170
The Pep Boys - Manny, Moe, & Jack	993	8,401
The Steak N Shake Co.*	26	8,427
The Wet Seal, Inc., Class A*	2,304	7,949
Tractor Supply Co.*#	784	41,521
Tuesday Morning Corp.*	529	1,365
Ulta Salon Cosmetics & Fragrance, Inc.*	562	10,206
Vitamin Shoppe, Inc.*	200	4,448
West Marine, Inc.*	264	2,128
World Fuel Services Corp.#	1,290	34,559
Zale Corp.*#	458	1,246
Zumiez, Inc.*	403	5,126

		1,254,614

Savings & Loans — 0.8%
Abington Bancorp, Inc.	356	2,453
Astoria Financial Corp.#	1,879	23,356
BankFinancial Corp.	509	5,039
Beneficial Mutual Bancorp, Inc.*	849	8,354
Berkshire Hills Bancorp, Inc.	302	6,245
Brookline Bancorp, Inc.	1,435	14,221
Brooklyn Federal Bancorp, Inc.#	61	612
Cape Bancorp, Inc.*	213	1,431
Chicopee Bancorp, Inc.*#	120	1,498
Clifton Savings Bancorp, Inc.	150	1,406
Danvers Bancorp, Inc.	480	6,235
Dime Community Bancshares	630	7,384

80

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Savings & Loans — (continued)
ESB Financial Corp.	162	$2,142
ESSA Bancorp, Inc.	419	4,902
First Defiance Financial Corp.	146	1,648
First Financial Holdings, Inc.	419	5,443
First Financial Northwest, Inc.	304	1,991
Flagstar Bancorp, Inc.*#	1,400	840
Flushing Financial Corp.	638	7,184
Fox Chase Bancorp, Inc.*	113	1,076
Home Bancorp, Inc.*	161	1,963
Home Federal Bancorp, Inc.	453	6,029
Investors Bancorp, Inc.*	961	10,513
K-Fed Bancorp#	87	765
Kearny Financial Corp.	452	4,556
Kentucky First Federal Bancorp#	96	1,056
Legacy Bancorp, Inc.	137	1,351
Meridian Interstate Bancorp, Inc.*	139	1,208
NASB Financial, Inc.	55	1,281
NewAlliance Bancshares, Inc.	2,436	29,256
Northeast Community Bancorp, Inc.	119	782
Northfield Bancorp, Inc.#	423	5,719
OceanFirst Financial Corp.	327	3,695
Oritani Financial Corp.	179	2,458
Provident Financial Services, Inc.	1,411	15,027
Provident New York Bancorp	851	7,183
Prudential Bancorp, Inc. of Pennsylvania#	82	781
Rockville Financial, Inc.	152	1,596
Roma Financial Corp.	126	1,557
Territorial Bancorp, Inc.*	243	4,386
United Financial Bancorp, Inc.	440	5,768
ViewPoint Financial Group	162	2,334
Waterstone Financial, Inc.*	155	318
Westfield Financial, Inc.	684	5,643
WSFS Financial Corp.	157	4,024

		222,709

Semiconductors — 2.3%
Actel Corp.*	598	7,104
Advanced Analogic Technologies, Inc.*	1,225	4,826
Amkor Technology, Inc.*#	2,611	18,695
Anadigics, Inc.*	1,379	5,819
Applied Micro Circuits Corp.*	1,358	10,144
ATMI, Inc.*	707	13,164
Brooks Automation, Inc.*	1,564	13,419
Cabot Microelectronics Corp.*	495	16,315
Cavium Networks, Inc.*	786	18,730
CEVA, Inc.*	481	6,186
Cirrus Logic, Inc.*	1,530	10,435
Cohu, Inc.	604	8,426
Diodes, Inc.*#	718	14,683
DSP Group, Inc.*	357	2,010
Emcore Corp.*#	1,286	1,376
Emulex Corp.*#	1,843	20,089
Entegris, Inc.*	2,870	15,154
Entropic Communications, Inc.*	930	2,855
Exar Corp.*	732	5,205

	Number of Shares	Value†

Semiconductors — (continued)
FormFactor, Inc.*	1,060	$23,066
GSI Technology, Inc.*	359	1,608
Hittite Microwave Corp.*	497	20,253
IXYS Corp.*	566	4,200
Kopin Corp.*	1,507	6,299
Kulicke & Soffa Industries, Inc.*	1,349	7,271
Lattice Semiconductor Corp.*	2,224	6,005
Micrel, Inc.#	1,002	8,216
Microsemi Corp.*	1,778	31,559
Microtune, Inc.*	778	1,758
MIPS Technologies, Inc.*	1,139	4,977
MKS Instruments, Inc.*	1,168	20,335
Monolithic Power Systems, Inc.*	745	17,858
Netlogic Microsystems, Inc.*	392	18,134
Omnivision Technologies, Inc.*	1,203	17,480
Pericom Semiconductor Corp.*	646	7,448
Photronics, Inc.*	1,192	5,304
PLX Technology, Inc.*	560	1,809
Power Integrations, Inc.	520	18,907
Rubicon Technology, Inc.*#	323	6,560
Rudolph Technologies, Inc.*	699	4,697
Semtech Corp.*	1,335	22,708
Sigma Designs, Inc.*#	759	8,121
Silicon Image, Inc.*	1,489	3,842
Skyworks Solutions, Inc.*#	3,772	53,525
Standard Microsystems Corp.*	446	9,268
Supertex, Inc.*	260	7,748
Techwell, Inc.*	403	5,320
Tessera Technologies, Inc.*	1,110	25,830
TriQuint Semiconductor, Inc.*	3,369	20,214
Ultratech, Inc.*	471	6,999
Veeco Instruments, Inc.*#	851	28,117
Virage Logic Corp.*	312	1,716
Volterra Semiconductor Corp.*	465	8,891
White Electronic Designs Corp.*	700	3,269
Zoran Corp.*	1,215	13,426

		647,373

Shipbuilding — 0.0%
Todd Shipyards Corp.	104	1,743

Software — 3.4%
Accelrys, Inc.*	721	4,131
ACI Worldwide, Inc.*	800	13,720
Actuate Corp.*	940	4,023
Acxiom Corp.*	1,567	21,029
Advent Software, Inc.*#	353	14,378
American Reprographics Co.*	773	5,419
American Software, Inc., Class A	593	3,558
AMICAS, Inc.*	647	3,520
ArcSight, Inc.*	404	10,334
Ariba, Inc.*#	1,939	24,276
athenahealth, Inc.*#	723	32,709
Avid Technology, Inc.*	580	7,401
Blackbaud, Inc.#	949	22,425
Blackboard, Inc.*#	697	31,637

81

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Bottomline Technologies, Inc.*	593	$10,419
Bowne & Co., Inc.	795	5,311
Callidus Software, Inc.*	448	1,353
China Information Security Technology, Inc.*	700	4,312
China TransInfo Technology Corp.*#	279	2,279
CommVault Systems, Inc.*	914	21,653
Computer Programs & Systems, Inc.	206	9,486
Concur Technologies, Inc.*#	870	37,192
CSG Systems International, Inc.*	752	14,356
Deltek, Inc.*	394	3,065
DemandTec, Inc.*#	503	4,411
Digi International, Inc.*	657	5,992
DivX, Inc.*	630	3,553
Double-Take Software, Inc.*	465	4,645
Ebix, Inc.*#	162	7,910
Eclipsys Corp.*#	1,287	23,835
Epicor Software Corp.*	1,134	8,641
EPIQ Systems, Inc.*#	656	9,177
Fair Isaac Corp.	1,125	23,974
FalconStor Software, Inc.*	626	2,542
Global Defense Technology & Systems, Inc.*	100	1,646
GSE Systems, Inc.*	291	1,595
inContact, Inc.*	518	1,518
infoGROUP, Inc.*	816	6,544
Informatica Corp.*#	1,930	49,910
InnerWorkings, Inc.*#	424	2,502
Innodata Isogen, Inc.*	395	2,188
Interactive Intelligence, Inc.*	297	5,477
JDA Software Group, Inc.*	663	16,887
Lawson Software, Inc.*#	2,915	19,385
Mantech International Corp., Class A*	479	23,126
MedAssets, Inc.*	835	17,710
Medidata Solutions, Inc.*	144	2,246
MicroStrategy, Inc., Class A*	193	18,146
Monotype Imaging Holdings, Inc.*	381	3,440
NetSuite, Inc.*	385	6,152
Omnicell, Inc.*	761	8,896
OPNET Technologies, Inc.	390	4,754
Parametric Technology Corp.*	2,584	42,223
PegaSystems, Inc.	330	11,220
Pervasive Software, Inc.*	284	1,369
Phase Forward, Inc.*	934	14,337
Phoenix Technologies Ltd.*	938	2,579
Progress Software Corp.*	880	25,705
PROS Holdings, Inc.*	329	3,405
QAD, Inc.	229	1,399
Quality Systems, Inc.#	535	33,593
Quest Software, Inc.*	1,309	24,086
Renaissance Learning, Inc.	146	1,659
RightNow Technologies, Inc.*#	500	8,685
Rosetta Stone, Inc.*#	108	1,939
Schawk, Inc.	387	5,263
Seachange International, Inc.*	590	3,876
Smith Micro Software, Inc.*	576	5,265
SolarWinds, Inc.*	308	7,087

	Number of Shares	Value†

Software — (continued)
Solera Holdings, Inc.	1,575	$56,716
Synchronoss Technologies, Inc.*	466	7,367
SYNNEX Corp.*	413	12,663
Take-Two Interactive Software, Inc.*	1,930	19,396
Taleo Corp., Class A*	906	21,309
The Ultimate Software Group, Inc.*	524	15,390
THQ, Inc.*#	1,461	7,363
Trident Microsystems, Inc.*	1,017	1,892
Tyler Technologies, Inc.*#	643	12,802
Unica Corp.*	245	1,899
VeriFone Holdings, Inc.*#	1,676	27,453

		972,728

Storage & Warehousing — 0.0%
Mobile Mini, Inc.*	729	10,272

Telecommunications — 3.0%
3Com Corp.*	8,493	63,697
Acme Packet, Inc.*	838	9,218
Adaptec, Inc.*	2,561	8,579
ADC Telecommunications, Inc.*	2,155	13,383
Adtran, Inc.#	1,213	27,353
Airvana, Inc.*#	569	4,324
Alaska Communications Systems Group, Inc.#	959	7,653
Anaren, Inc.*	312	4,696
Anixter International, Inc.*	644	30,332
Applied Signal Technology, Inc.	296	5,710
Arris Group, Inc.*	2,684	30,678
Aruba Networks, Inc.*	1,260	13,432
Atheros Communications, Inc.*#	1,387	47,491
Atlantic Tele-Network, Inc.	189	10,397
BigBand Networks, Inc.*	898	3,089
Black Box Corp.	368	10,429
Cbeyond, Inc.*#	468	7,371
Cincinnati Bell, Inc.*	4,778	16,484
Communications Systems, Inc.	120	1,493
Comtech Telecommunications Corp.*	652	22,853
Consolidated Communications Holdings, Inc.	470	8,225
CPI International, Inc.*	125	1,655
DigitalGlobe, Inc.*	345	8,349
EMS Technologies, Inc.*	323	4,684
Extreme Networks, Inc.*	1,947	5,588
General Communication, Inc., Class A*	986	6,291
GeoEye, Inc.*#	403	11,236
Global Crossing Ltd.*	634	9,034
Globecomm Systems, Inc.*	500	3,910
Harmonic, Inc.*	2,279	14,426
Harris Stratex Networks, Inc., Class A*	1,208	8,347
HickoryTech Corp.	239	2,110
Hughes Communications, Inc.*	250	6,507
Infinera Corp.*	1,894	16,800
InterDigital, Inc.*#	1,001	26,567
Iowa Telecommunications Services, Inc.#	708	11,866
IPG Photonics Corp.*#	485	8,119
Ixia*	573	4,263
Knology, Inc.*	736	8,059

82

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — (continued)
KVH Industries, Inc.*	254	$3,747
LogMeIn, Inc.*#	147	2,933
Loral Space & Communications, Inc.*	246	7,776
MasTec, Inc.*#	1,241	15,512
Netgear, Inc.*	747	16,202
Network Equipment Technologies, Inc.*	519	2,102
Neutral Tandem, Inc.*	726	16,516
Novatel Wireless, Inc.*	601	4,790
NTELOS Holdings Corp.	664	11,832
Oplink Communications, Inc.*	432	7,080
Opnext, Inc.*	580	1,102
PAETEC Holding Corp.*	2,623	10,885
Parkervision, Inc.*	453	829
Plantronics, Inc.#	1,111	28,864
Polycom, Inc.*	1,892	47,243
Powerwave Technologies, Inc.*	3,225	4,064
Preformed Line Products Co.	45	1,971
Premiere Global Services, Inc.*	1,271	10,486
RCN Corp.*	743	8,062
RF Micro Devices, Inc.*	6,063	28,921
SAVVIS, Inc.*	785	11,029
Shenandoah Telecommunications Co.	506	10,297
ShoreTel, Inc.*	981	5,670
Sonus Networks, Inc.*	4,628	9,765
SureWest Communications*	251	2,500
Switch & Data Facilities Co., Inc.*	428	8,650
Sycamore Networks, Inc.	396	8,280
Symmetricom, Inc.*	959	4,987
Syniverse Holdings, Inc.*	1,515	26,482
Tekelec*	1,457	22,263
USA Mobility, Inc.	412	4,536
Utstarcom, Inc.*#	2,530	5,541
Viasat, Inc.*	584	18,560

		874,175

Textiles — 0.1%
G&K Services, Inc., Class A	389	9,776
Unifirst Corp.	321	15,443

		25,219

Toys, Games & Hobbies — 0.1%
JAKKS Pacific, Inc.*#	617	7,478
Leapfrog Enterprises, Inc.*	576	2,252
RC2 Corp.*	458	6,756

		16,486

Transportation — 1.3%
Air Transport Services Group, Inc.*	985	2,600
American Commercial Lines, Inc.*#	247	4,528
Arkansas Best Corp.	607	17,864
Atlas Air Worldwide Holdings, Inc.*	480	17,880
Bristow Group, Inc.*	832	31,990
CAI International, Inc.*	160	1,445
Celadon Group, Inc.*	466	5,056
DHT Maritime, Inc.	1,126	4,144
Dynamex, Inc.*	225	4,072

	Number of Shares	Value†

Transportation — (continued)
Eagle Bulk Shipping, Inc.*#	1,420	$7,029
Echo Global Logistics, Inc.*	200	2,538
Forward Air Corp.#	674	16,884
Genco Shipping & Trading Ltd.*#	616	13,786
General Maritime Corp.	1,066	7,451
Genesee & Wyoming, Inc., Class A*	840	27,418
Golar LNG Ltd.*	706	9,051
Gulfmark Offshore, Inc.*	487	13,787
Heartland Express, Inc.#	1,081	16,507
Horizon Lines, Inc., Class A#	703	3,916
HUB Group, Inc., Class A*	839	22,510
International Shipholding Corp.	141	4,381
Knight Transportation, Inc.#	1,272	24,537
Knightsbridge Tankers Ltd.	374	4,959
Marten Transport Ltd.*	334	5,995
Nordic American Tanker Shipping	949	28,470
Old Dominion Freight Line, Inc.*	645	19,801
Pacer International, Inc.*	533	1,684
Patriot Transportation Holding, Inc.*	23	2,173
PHI, Inc.*	293	6,065
RailAmerica, Inc.*	556	6,783
Saia, Inc.*	306	4,535
Ship Finance International Ltd.#	1,064	14,502
TBS International Ltd., Class A*	373	2,742
Teekay Tankers Ltd., Class A#	193	1,646
Ultrapetrol (Bahamas) Ltd.*	435	2,071
Universal Truckload Services, Inc.	100	1,810
USA Truck, Inc.*	140	1,753
Werner Enterprises, Inc.	916	18,128
YRC Worldwide, Inc.*#	1,322	1,110

		383,601

Trucking and Leasing — 0.1%
Aircastle Ltd.#	1,044	10,284
Amerco, Inc.*	188	9,347
Greenbrier Cos., Inc.	347	3,602
TAL International Group, Inc.#	393	5,199
Textainer Group Holdings Ltd.#	239	4,039
Willis Lease Finance Corp.*	93	1,395

		33,866

Water — 0.3%
American States Water Co.	412	14,589
Artesian Resources Corp. Class A	113	2,069
California Water Service Group	444	16,348
Connecticut Water Service, Inc.	219	5,425
Consolidated Water Co., Inc.	312	4,459
Middlesex Water Co.	271	4,778
Pennichuck Corp.	78	1,648
Pico Holdings, Inc.*	510	16,692
SJW Corp.	288	6,500
Southwest Water Co.#	411	2,421
York Water Co.	297	4,309
		79,238

TOTAL COMMON STOCKS (Cost $18,605,402)		19,466,004

83

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 4.5%
Apartments — 0.4%
American Campus Communities, Inc.#	1,126	$31,640
Associated Estates Realty Corp.	256	2,885
Education Realty Trust, Inc.	1,163	5,629
Home Properties, Inc.#	710	33,874
Mid-America Apartment Communities, Inc.	611	29,499
Post Properties, Inc.#	1,066	20,894

		124,421

Building & Real Estate — 1.1%
Agree Realty Corp.	196	4,565
Alexander’s, Inc.*#	50	15,221
American Capital Agency Corp.	345	9,156
Anworth Mortgage Asset Corp.	2,595	18,165
Apollo Commercial Real Estate Finance, Inc.*	200	3,598
Capstead Mortgage Corp.	1,520	20,748
Colony Financial, Inc.	300	6,111
CreXus Investment Corp.*	361	5,039
Cypress Sharpridge Investments, Inc.	327	4,418
Dynex Capital, Inc.	207	1,807
Equity Lifestyle Properties, Inc.	576	29,071
Getty Realty Corp.	364	8,565
Government Properties Income Trust	228	5,239
Gramercy Capital Corp.*	782	2,025
Hatteras Financial Corp.#	830	23,207
Invesco Mortgage Capital, Inc.	175	3,983
iStar Financial, Inc.*#	2,256	5,775
MFA Financial, Inc.	6,162	45,291
National Retail Properties, Inc.#	1,750	37,135
NorthStar Realty Finance Corp.#	1,391	4,771
Pennymac Mortgage Investment Trust*	292	5,016
RAIT Financial Trust*	1,518	1,989
Redwood Trust, Inc.	1,724	24,929
Resource Capital Corp.	400	1,968
Starwood Property Trust, Inc.	1,103	20,836
Sun Communities, Inc.	352	6,952
UMH Properties, Inc.	168	1,425
Walter Investment Management Corp.	500	7,165

		324,170

Forest Products & Paper — 0.1%
Potlatch Corp.#	906	28,883

Healthcare — 0.5%
Care Investment Trust, Inc.	215	1,673
Cogdell Spencer, Inc.	834	4,720
Healthcare Realty Trust, Inc.	1,285	27,576
LTC Properties, Inc.	517	13,830
Medical Properties Trust, Inc.#	1,807	18,070
National Health Investors, Inc.	618	22,860
Omega Healthcare Investors, Inc.#	1,847	35,924
Universal Health Realty Income Trust	220	7,047

		131,700

Hotels & Resorts — 0.3%
Ashford Hospitality Trust, Inc.*#	1,220	5,661
DiamondRock Hospitality Co.#	2,532	21,446

	Number of Shares	Value†

Hotels & Resorts — (continued)
FelCor Lodging Trust, Inc.*	1,376	$4,953
Hersha Hospitality Trust#	1,377	4,324
LaSalle Hotel Properties	1,369	29,064
Strategic Hotels & Resorts, Inc.*#	1,237	2,301
Sunstone Hotel Investors, Inc.*#	2,111	18,746

		86,495

Industrial — 0.2%
DCT Industrial Trust, Inc.#	4,334	21,757
EastGroup Properties, Inc.	562	21,513
First Industrial Realty Trust, Inc.*#	1,263	6,605
First Potomac Realty Trust	635	7,982
Monmouth Real Estate Investment Corp. Class A	581	4,323

		62,180

Mixed Industrial/Office — 0.6%
CapLease, Inc.#	973	4,262
Colonial Properties Trust#	1,486	17,431
Cousins Properties, Inc.#	1,754	13,383
Dupont Fabros Technology, Inc.#	542	9,751
Entertainment Properties Trust#	955	33,683
Gladstone Commercial Corp.	152	2,038
Investors Real Estate Trust	1,618	14,562
Lexington Realty Trust#	2,292	13,935
Mission West Properties, Inc.#	287	2,064
One Liberty Properties, Inc.*	3	26
PS Business Parks, Inc.	393	19,670
Washington Real Estate Investment Trust#	1,279	35,236
Winthrop Realty Trust#	177	1,922

		167,963

Office Property — 0.5%
BioMed Realty Trust, Inc.	2,224	35,095
Franklin Street Properties Corp.	1,545	22,572
Highwoods Properties, Inc.#	1,605	53,527
Kilroy Realty Corp.#	950	29,137
Parkway Properties, Inc.	493	10,264

		150,595

Regional Malls — 0.1%
CBL & Associates Properties, Inc.#	3,107	30,045
Glimcher Realty Trust	1,224	3,305
Pennsylvania Real Estate Investment Trust	803	6,793

		40,143

Storage & Warehousing — 0.2%
Extra Space Storage, Inc.#	1,954	22,569
Sovran Self Storage, Inc.	589	21,045
U-Store-It Trust#	1,826	13,366

		56,980

Strip Centers — 0.5%
Acadia Realty Trust	934	15,757
Cedar Shopping Centers, Inc.	889	6,045
Developers Diversified Realty Corp.#	3,674	34,021

84

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Strip Centers — (continued)
Equity One, Inc.#	669	$10,818
Inland Real Estate Corp.#	1,448	11,801
Kite Realty Group Trust	1,107	4,506
Ramco-Gershenson Properties Trust	515	4,913
Saul Centers, Inc.	151	4,947
Tanger Factory Outlet Centers, Inc.#	881	34,350
Urstadt Biddle Properties, Inc., Class A	416	6,352

		133,510

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,250,095)		1,307,040

RIGHTS — 0.0%
Builders FirstSource, Inc.*	477	117
Flagstar Bancorp, Inc.*~	2,100	0

TOTAL RIGHTS (Cost $0)		117

	Par (000)
U.S. TREASURY OBLIGATIONS — 0. 3%
U.S. Treasury Bills 0.240%, 03/11/10 (Cost $75,997)	$76	75,994

	Number of Shares
SHORT-TERM INVESTMENTS — 2.5%
BlackRock Liquidity Funds TempCash - Institutional Shares	359,336	359,336
BlackRock Liquidity Funds TempFund - Institutional Shares	359,336	359,336

TOTAL SHORT-TERM INVESTMENTS (Cost $718,672)		718,672

SECURITIES LENDING COLLATERAL — 24.9%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.104%, 01/04/2010 (Cost $7,148,543)	7,148,543	7,148,543

TOTAL INVESTMENTS — 100.0% (Cost $27,798,709)		$28,716,370

~	Fair valued security. The total market value of fair valued securities at December 31, 2009 is $32.
†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$19,466,004	$19,465,972	$32	$—
REAL ESTATE INVESTMENT TRUSTS	1,307,040	1,307,040	—	—
WARRANTS	117	117	—	—
U.S. TREASURY OBLIGATIONS	75,994	—	75,994	—
SHORT-TERM INVESTMENTS	718,672	718,672	—	—
SECURITIES LENDING COLLATERAL	7,148,543	7,148,543	—	—

TOTAL INVESTMENTS	28,716,370	28,640,376	75,994	—

The accompanying notes are an integral part of these financial statements.

85

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — 98.6%
Australia — 8.2%
AGL Energy Ltd.	1,445	$18,163
Alumina Ltd.*	18,851	30,818
Amcor Ltd.	4,404	24,519
AMP Ltd.	5,876	35,493
Asciano Group*	11,700	18,941
ASX Ltd.	667	20,795
Australia & New Zealand Banking Group Ltd.	8,944	182,264
AXA Asia Pacific Holdings Ltd.	7,368	43,080
Bendigo & Adelaide Bank Ltd.	554	4,863
BHP Billiton Ltd.	12,147	464,825
BlueScope Steel Ltd.	10,608	29,229
Boral Ltd.	945	5,016
Brambles Ltd.	4,705	28,535
CFS Retail Property Trust	2,898	4,935
Coca-Cola Amatil Ltd.	3,054	31,488
Cochlear Ltd.	109	6,731
Commonwealth Bank of Australia	5,363	261,831
Computershare Ltd.	2,605	26,653
Crown Ltd.	903	6,461
CSL Ltd.	2,025	58,886
CSR Ltd.	2,938	4,731
Dexus Property Group	38,673	29,340
Fairfax Media Ltd.	3,259	5,065
Fortescue Metals Group Ltd.*	5,092	20,141
Foster’s Group Ltd.	6,885	33,869
Goodman Group	25,998	14,708
GPT Group	16,419	8,823
GPT Group*~	16,419	0
Harvey Norman Holdings Ltd.	3,095	11,668
Incitec Pivot Ltd.	2,795	8,841
Insurance Australia Group Ltd.	4,471	16,058
Leighton Holdings Ltd.	561	19,017
Lend Lease Corp. Ltd.	693	6,397
Macquarie Airports Management Ltd.	3,159	8,550
Macquarie Group Ltd.	1,386	59,385
Macquarie Infrastructure Group	16,254	19,359
Metcash Ltd.	1,453	5,826
Mirvac Group	15,574	21,730
National Australia Bank Ltd.	7,272	177,466
Newcrest Mining Ltd.	1,580	50,046
OneSteel Ltd.	8,007	24,050
Orica Ltd.	1,304	30,318
Origin Energy Ltd.	2,490	37,463
OZ Minerals Ltd.*	20,234	21,567
Paladin Energy Ltd.*	4,300	16,051
Qantas Airways Ltd.	1,814	4,840
QBE Insurance Group Ltd.	3,741	85,371
Rio Tinto Ltd.	1,619	108,076
Santos Ltd.	3,431	43,212
Sims Metal Management Ltd.	182	3,566
Sonic Healthcare Ltd.	1,503	20,700
Stockland Corp. Ltd.	6,611	23,292
Suncorp-Metway Ltd.	4,286	33,182
Tabcorp Holdings Ltd.	4,037	25,047
Tatts Group Ltd.	11,061	24,130

	Number of Shares	Value†

Australia — (continued)
Telstra Corp. Ltd.	18,842	$57,927
Toll Holdings Ltd.	3,704	28,924
Transurban Group	4,372	21,637
Wesfarmers Ltd.	3,743	104,635
Wesfarmers Ltd. PPS	1,008	28,145
Westfield Group	7,600	85,058
Westpac Banking Corp.	10,951	247,369
Woodside Petroleum Ltd.	1,693	71,397
Woolworths Ltd.	4,282	107,396
WorleyParsons Ltd.	630	16,358

		3,094,257

Austria — 0.3%
Erste Group Bank AG	650	24,153
Immoeast AG*	2,678	14,703
Oestrreichische Elektrizitatswirtschafts AG	303	12,848
OMV AG	446	19,569
Raiffeisen International Bank-Holding AG	211	11,788
Telekom Austria AG	708	10,106
voestalpine AG	642	23,454

		116,621

Belgium — 0.9%
Belgacom S.A.	294	10,673
Colruyt S.A.	63	15,199
Compagnie Nationale a Poartefeuille S.A.	69	3,672
Delhaize Group S.A.	263	20,119
Dexia S.A.*	1,756	11,054
Fortis N.V.*	6,934	25,667
Groupe Bruxelles Lambert S.A.	278	26,250
InBev N.V.	2,617	135,475
KBC Group N.V.*	1,139	48,937
Mobistar S.A.	172	11,792
Solvay S.A.	190	20,462
UCB S.A.	377	15,736
Umicore	132	4,403

		349,439

Bermuda — 0.1%
Seadrill Ltd.	1,296	32,974

China — 0.1%
Foxconn International Holdings Ltd.*	17,000	19,571

Cyprus — 0.0%
Bank of Cyprus Public Co., Ltd.	2,267	15,873

Denmark — 0.9%
A.P. Moller — Maersk A/S, A Shares	3	20,265
A.P. Moller — Maersk A/S, B Shares	4	28,103
Carlsberg A/S, B Shares	300	22,084
Danske Bank A/S*	1,500	33,674
DSV A/S*	1,300	23,560
Novo Nordisk A/S, B Shares	1,461	93,273
Novozymes A/S, B Shares	250	26,009
Topdanmark A/S*	50	6,734
TrygVesta A/S	303	19,918
Vestas Wind Systems A/S*	660	40,183

86

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Denmark — (continued)
William Demant Holding A/S*	138	$10,372

		324,175

Finland — 1.0%
Elisa Oyj	1,000	22,824
Fortum Oyj	1,440	39,067
Kesko Oyj, B Shares	200	6,605
Kone Oyj, B Shares	669	28,669
Metso Oyj	500	17,588
Neste Oil Oyj	209	3,714
Nokia Oyj	12,864	166,331
Nokian Renkaat Oyj	130	3,152
Outokumpu Oyj	200	3,786
Rautaruukki Oyj	200	4,626
Sampo Oyj, A Shares	1,213	29,549
Stora Enso Oyj, R Shares*	1,265	8,873
UPM-Kymmene Oyj	3,165	37,628
Wartsila Oyj	600	24,049

		396,461

France — 10.3%
Accor S.A.	701	38,360
Aeroports de Paris	61	4,903
Air France-KLM S.A.*	206	3,233
Alcatel-Lucent*	7,530	25,355
Alstom S.A.	654	45,738
Atos Origin S.A.*	94	4,306
AXA S.A.	5,991	140,663
BNP Paribas	3,447	273,409
Bouygues S.A.	775	40,144
Bureau Veritas S.A.	300	15,638
Cap Gemini S.A.	470	21,441
Carrefour S.A.	2,352	112,818
Casino Guichard Perracho S.A.	252	22,452
Christian Dior S.A.	198	20,291
Cie Generale d’Optique Essilor International S.A.	937	56,043
Cie Generale de Geophysique — Veritas*	565	12,010
CNP Assurances S.A.	143	13,847
Compagnie de Saint-Gobain	1,360	73,775
Compagnie Generale des Establissements Michelin, B Shares	611	46,796
Credit Agricole S.A.	3,345	58,704
Dassault Systemes S.A.	334	19,020
Eiffage S.A.	78	4,396
Electricite de France S.A.	782	46,477
Eurazeo	51	3,538
Eutelsat Communications	184	5,903
Fonciere Des Regions	96	9,816
France Telecom S.A.	6,747	168,596
GDF Suez	4,411	191,089
Gecina S.A.	150	16,310
Groupe Danone	1,954	119,784
Hermes International	272	36,209
Klepierre	160	6,482
L’Air Liquide S.A.	930	110,603
L’Oreal S.A.	925	103,309
Lafarge S.A.	630	51,883

	Number of Shares	Value†

France — (continued)
Lagardere S.C.A.	642	$25,992
Legrand S.A.	461	12,830
LVMH Moet Hennessy Louis Vuitton S.A.	912	102,260
M6-Metropole Television	646	16,534
Natixis*	2,899	14,476
Neopost S.A.	264	21,789
Pernod Ricard S.A.	781	66,783
Peugeot S.A.*	427	14,355
PPR	254	30,489
Publicis Groupe S.A.	957	38,912
Renault S.A.*	804	41,245
SAFRAN S.A.	281	5,491
Sanofi-Aventis S.A.	3,826	300,887
Schneider Electric S.A.	911	105,924
SCOR SE	772	19,394
Societe BIC S.A.	120	8,290
Societe Generale	2,304	160,082
Societe Television Francaise 1	821	15,078
Sodexo	506	28,791
SUEZ Environment	1,223	28,201
Technip S.A.	361	25,399
Thales S.A.	290	14,905
Total S.A.	7,642	490,845
Unibail-Rodamco Co.	349	76,668
Vallourec S.A.	245	44,325
Veolia Environment	1,602	52,807
Vinci S.A.	1,483	83,450
Vivendi S.A.	4,516	134,034

		3,903,577

Germany — 8.0%
adidas AG	806	43,657
Allianz SE	1,655	205,154
BASF SE	3,356	207,705
Bayer AG	3,094	247,593
Bayerische Motoren Werke AG	1,117	50,848
Bayerische Motoren Werke AG (Preference)	500	16,550
Beiersdorf AG	252	16,609
Celesio AG	129	3,266
Commerzbank AG*	2,335	19,597
Daimler AG	3,306	176,089
Deutsche Bank AG	2,227	157,471
Deutsche Boerse AG	630	52,170
Deutsche Lufthansa AG	1,383	23,353
Deutsche Post AG	2,988	57,748
Deutsche Postbank AG*	582	19,013
Deutsche Telekom AG	10,266	150,600
E.ON AG	6,915	290,250
Fraport AG Frankfurt Airport Services Worldwide	78	4,027
Fresenius Medical Care AG & Co. KGaA	717	38,035
Fresenius SE (Preference)	517	37,113
GEA Group AG	785	17,487
Hannover Ruckversicherung AG*	119	5,560
HeidelbergCement AG	470	32,515
Henkel AG & Co. KGaA	635	28,449
Henkel AG & Co. KGaA (Preference)	618	32,453

87

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — (continued)
Hochtief AG	67	$5,110
Infineon Technologies AG*	2,869	15,961
K+S AG	722	41,178
Linde AG	600	72,289
MAN AG	320	24,830
Merck KGaA	264	24,755
Metro AG	465	28,399
Muenchener Ruckversicherung AG	740	115,262
Porsche Automobil Holding SE (Preference)	304	19,010
RWE AG	1,490	144,593
RWE AG (Preference)	206	18,337
Salzgitter AG	183	17,932
SAP AG	3,162	150,742
Siemens AG	2,995	274,854
SolarWorld AG	104	2,289
ThyssenKrupp AG	1,091	41,013
TUI AG*	1,846	15,434
Volkswagen AG	252	27,921
Volkswagen AG (Preference)	290	27,355
Wacker Chemie AG	28	4,871

		3,005,447

Greece — 0.4%
Alpha Bank A.E.*	1,580	18,437
Coca-Cola Hellenic Bottling Co. S.A.	680	15,479
EFG Eurobank Ergasias S.A.*	1,674	18,708
Hellenic Telecommunications Organization S.A.	590	8,660
Marfin Investment Group S.A.*	811	2,299
National Bank of Greece S.A.*	1,915	49,200
OPAP S.A.	1,080	23,728
Piraeus Bank S.A.*	1,557	17,867
Public Power Corp. S.A.*	180	3,338
Titan Cement Co. S.A.	130	3,771

		161,487

Guernsey — 0.0%
Resolution Ltd.*	12,673	18,308

Hong Kong — 2.3%
BOC Hong Kong (Holdings) Ltd.	12,500	28,083
Cathay Pacific Airways Ltd.*	10,000	18,571
Cheung Kong (Holdings) Ltd.	5,000	64,251
Chinese Estates Holdings Ltd.	3,000	5,111
CLP Holdings Ltd.	7,500	50,757
Esprit Holdings Ltd.	4,098	27,189
Genting Singapore Plc*	18,000	16,582
Hang Lung Group Ltd.	8,000	39,564
Hang Lung Properties Ltd.	9,000	35,283
Hang Seng Bank Ltd.	2,300	33,838
Henderson Land Development Co. Ltd.	3,000	22,418
Hong Kong Exchanges and Clearing Ltd.	5,000	88,962
HongKong Electric Holdings Ltd.	4,500	24,513
Hopewell Holdings Ltd.	1,000	3,224
Hutchison Whampoa Ltd.	7,000	47,893
Kerry Properties Ltd.	4,009	20,278
Li & Fung Ltd.	6,000	24,807
MTR Corp. Ltd.	6,057	20,867

	Number of Shares	Value†

Hong Kong — (continued)
New World Development Ltd.	14,143	$28,815
Noble Group Ltd.	9,000	20,644
NWS Holdings Ltd.	2,104	3,862
Shangri-La Asia Ltd.	2,000	3,747
Sino Land Co. Ltd.	4,308	8,294
Sun Hung Kai Properties Ltd.	5,000	74,346
Swire Pacific Ltd., Class A	2,500	30,233
The Bank of East Asia Ltd.	5,783	22,719
The Hong Kong & China Gas Co. Ltd.	13,000	32,606
The Link Real Estate Investment Trust	5,698	14,540
Wharf Holdings Ltd.	6,000	34,434
Wheelock & Co. Ltd.	2,000	6,101

		852,532

Ireland — 0.4%
Anglo Irish Bank Corp. Plc*~	3,146	0
CRH Plc	2,243	60,986
Elan Corp. Plc*	1,453	9,170
Experian Plc	3,501	34,582
Kerry Group Plc, Class A	1,174	34,526
Ryanair Holdings Plc*	862	4,065

		143,329

Italy — 3.4%
A2A SpA	1,615	3,388
Assicurazioni Generali SpA	4,285	115,439
Atlantia SpA	1,396	36,508
Banca Carige SpA	3,770	10,064
Banca Monte dei Paschi di Siena SpA	7,196	12,580
Banca Popolare di Milano Scarl	517	3,673
Banco Popolare S.C.*	3,276	24,541
Enel SpA	23,729	137,376
Eni SpA	9,493	241,747
Fiat SpA*	3,168	46,360
Finmeccanica SpA	2,436	39,002
Fondiaria-SAI SpA	169	2,687
Intesa Sanpaolo SpA*	28,472	128,125
Intesa Sanpaolo SpA, RNC	5,114	17,135
Luxottica Group SpA	206	5,326
Mediaset SpA	2,266	18,631
Mediobanco SpA*	2,550	30,293
Parmalat SpA	7,429	20,769
Prysmian SpA	213	3,718
Saipem SpA	944	32,578
Snam Rete Gas SpA	5,240	26,023
Telecom Italia SpA	32,080	50,043
Telecom Italia SpA, RSP	19,446	21,598
Terna S.p.A.	8,545	36,748
UniCredit SpA*	53,721	179,630
Unione di Banche Italiane ScpA	2,496	35,778

		1,279,760

Japan — 20.6%
Acom Co. Ltd.	80	1,218
Advantest Corp.	1,200	31,261
Aeon Co. Ltd.	2,600	21,103
Aioi Insurance Co. Ltd.	1,000	4,793
Aisin Seiki Co. Ltd.	1,200	34,669

88

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Ajinomoto Co., Inc.	3,000	$28,236
All Nippon Airways Co. Ltd.	2,000	5,429
Amada Co. Ltd.	1,000	6,264
Asahi Breweries Ltd.	1,400	25,784
Asahi Glass Co. Ltd.	3,000	28,536
Asahi Kasei Corp.	7,000	35,073
Astellas Pharma, Inc.	1,600	59,694
Benesse Corp.	400	16,724
Bridgestone Corp.	2,300	40,571
Brother Industries Ltd.	400	4,600
Canon, Inc.	3,900	165,898
Casio Computer Co. Ltd.	400	3,202
Central Japan Railway Co.	5	33,466
Chubu Electric Power Co., Inc.	2,300	54,867
Chugai Pharmaceutical Co. Ltd.	900	16,822
Chuo Mitsui Trust Holdings, Inc.	4,000	13,474
Citizen Holdings Co. Ltd.	800	4,623
Credit Saison Co. Ltd.	200	2,240
Dai Nippon Printing Co. Ltd.	2,000	25,500
Daiichi Sankyo Co. Ltd.	2,900	60,817
Daikin Industries Ltd.	900	35,547
Daito Trust Construction Co. Ltd.	400	18,939
Daiwa House Industry Co. Ltd.	2,000	21,505
Daiwa Securities Group, Inc.	6,000	30,196
Dena Co. Ltd.	1	5,924
Denki Kagaku Kogyo KK	4,000	17,882
Denso Corp.	2,400	72,520
Dentsu, Inc.	300	6,907
East Japan Railway Co.	1,200	75,936
Eisai Co. Ltd.	1,200	44,119
Electric Power Development Co. Ltd.	500	14,216
Elpida Memory, Inc.*	200	3,260
FamilyMart Co. Ltd.	100	2,952
Fanuc Ltd.	800	74,561
Fast Retailing Co. Ltd.	200	37,588
Fuji Heavy Industries Ltd.*	1,000	4,886
FUJIFILM Holdings Corp.	1,500	45,301
Fujitsu Ltd.	6,000	38,930
Fukuoka Financial Group, Inc.	6,000	20,910
Furukawa Electric Co. Ltd.	1,000	4,176
GS Yuasa Corp.	2,000	14,785
Gunma Bank Ltd.	1,000	5,114
Hankyu Hanshin Holdings, Inc.	7,000	31,220
Hirose Electric Co. Ltd.	100	10,485
Hitachi Chemical Co. Ltd.	1,000	20,380
Hitachi Construction Machinery Co. Ltd.	200	5,243
Hitachi Ltd.*	17,000	52,260
Hitamitsu Pharmaceutical Co. Ltd.	100	3,229
Hokkaido Electric Power Co., Inc.	300	5,442
Hokuhoku Financial Group, Inc.	2,000	4,089
Hokuriku Electric Power Co.	1,200	26,201
Honda Motor Co. Ltd.	6,000	203,570
Hoya Corp.	1,700	45,360
IBIDEN Co. Ltd.	500	17,932
IHI Corp.*	3,000	4,784
INPEX Holdings, Inc.	4	30,244

	Number of Shares	Value†

Japan — (continued)
Isetan Mitsukoshi Holdings Ltd.	2,500	$22,573
Isuzu Motors Ltd.*	18,000	33,812
ITOCHU Corp.	6,000	44,320
J. Front Retailing Co. Ltd.	5,000	22,081
Japan Airlines Corp.*	2,000	1,438
Japan Real Estate Investment Corp.	1	7,372
Japan Tobacco, Inc.	18	60,776
JFE Holdings, Inc.	1,700	67,198
JGC Corp.	1,000	18,427
Joyo Bank Ltd.	1,000	4,018
JS Group Corp.	600	10,329
JSR Corp.	900	18,316
JTEKT Corp.	400	5,145
Jupiter Telecommunications Co. Ltd.	6	5,937
Kajima Corp.	2,000	4,047
Kamigumi Co. Ltd.	1,000	7,297
Kansai Paint Co. Ltd.	2,000	16,761
Kao Corp.	2,000	46,873
Kawasaki Heavy Industries Ltd.	7,000	17,767
Kawasaki Kisen Kaisha Ltd.*	1,000	2,857
KDDI Corp.	12	63,560
Keihin Electric Express Railway Co. Ltd.	1,000	7,361
Keio Corp.	3,000	18,103
Keyence Corp.	210	43,584
Kikkoman Corp.	1,000	12,253
Kintetsu Corp.	4,000	13,258
Kirin Holdings Co. Ltd.	3,000	48,110
Kobe Steel Ltd.*	11,000	19,934
Komatsu Ltd.	3,900	81,642
Konami Corp.	200	3,571
Konica Minolta Holdings, Inc.	1,500	15,458
Kubota Corp.	5,000	45,879
Kuraray Co. Ltd.	1,500	17,654
Kurita Water Industries Ltd.	1,200	37,701
Kyocera Corp.	700	61,649
Kyowa Hakko Kirin Co. Ltd.	1,000	10,575
Kyushu Electric Power Co., Inc.	1,200	24,716
Lawson, Inc.	100	4,416
Makita Corp.	1,200	41,217
Marubeni Corp.	5,000	27,620
Marui Group Co. Ltd.	600	3,694
Mazda Motor Corp.*	7,000	16,096
Medipal Holdings Corp.	1,000	12,395
MEIJI Holdings Co. Ltd.*	600	22,674
Mitsubishi Chemical Holdings Corp.	7,500	31,937
Mitsubishi Corp.	4,500	112,088
Mitsubishi Electric Corp.*	8,000	59,429
Mitsubishi Estate Co. Ltd.	4,000	63,863
Mitsubishi Gas Chemical Co., Inc.	1,000	5,039
Mitsubishi Heavy Industries Ltd.	10,000	35,269
Mitsubishi Materials Corp.*	5,000	12,229
Mitsubishi Motors Corp.*	12,000	16,679
Mitsubishi Rayon Co. Ltd.	4,000	16,089
Mitsubishi Tanabe Pharma Corp.	1,000	12,478
Mitsubishi UFJ Financial Group, Inc.	47,100	232,002
Mitsui & Co. Ltd.	6,500	92,209

89

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Mitsui Chemicals, Inc.	1,000	$2,589
Mitsui Fudosan Co. Ltd.	3,000	50,724
Mitsui OSK Lines Ltd.	4,000	21,130
Mitsui Sumitomo Insurance Group Holdings, Inc.	1,400	35,757
Mitsumi Electric Co. Ltd.	100	1,766
Mizuho Financial Group, Inc.	50,400	90,634
Mizuho Trust & Banking Co. Ltd.*	3,000	2,799
Murata Manufacturing Co. Ltd.	800	39,925
Namco Bandai Holdings, Inc.	400	3,821
NEC Corp.*	8,000	20,679
NGK Insulators Ltd.	1,000	21,869
NGK Spark Plug Co. Ltd.	2,000	22,689
Nidec Corp.	500	46,211
Nikon Corp.	1,000	19,746
Nintendo Co. Ltd.	400	95,534
Nippon Building Fund, Inc.	3	22,800
Nippon Electric Glass Co. Ltd.	1,000	13,764
Nippon Express Co. Ltd.	2,000	8,259
Nippon Meat Packers, Inc.	1,000	11,577
Nippon Mining Holdings, Inc.	3,500	15,021
Nippon Oil Corp.	7,000	32,452
Nippon Paper Group, Inc.	200	5,104
Nippon Sheet Glass Co. Ltd.	1,000	2,866
Nippon Steel Corp.	19,000	76,987
Nippon Telegraph & Telephone Corp.	1,900	75,055
Nippon Yusen K.K.	5,000	15,399
Nipponkoa Insurance Co. Ltd.	3,000	17,080
Nissan Chemical Industries Ltd.	1,000	14,254
Nissan Motor Co. Ltd.*	8,600	75,575
Nisshin Seifun Group, Inc.	500	6,757
Nisshin Steel Co. Ltd.	2,000	3,536
Nissin Food Products Co. Ltd.	200	6,533
Nitori Co. Ltd.	100	7,443
Nitto Denko Corp.	1,200	43,108
Nomura Holdings, Inc.	13,300	98,907
Nomura Research Institute Ltd.	200	3,933
NSK Ltd.	1,000	7,338
NTN Corp.	1,000	4,518
NTT Data Corp.	6	18,605
NTT DoCoMo, Inc.	60	83,728
Obayashi Corp.	1,000	3,404
Odakyu Electric Railway Co. Ltd.	2,000	15,348
Oji Paper Co. Ltd.	4,000	16,759
Olympus Corp.	1,000	32,241
OMRON Corp.	1,000	17,985
Ono Pharmaceutical Co. Ltd.	300	12,878
Oriental Land Co. Ltd.	100	6,580
ORIX Corp.	310	21,106
Osaka Gas Co. Ltd.	8,000	26,962
Panasonic Corp.	7,300	105,093
Panasonic Electric Works Co. Ltd.	1,000	12,116
Rakuten, Inc.	28	21,317
Resona Holdings, Inc.	2,400	24,383
Ricoh Co. Ltd.	2,000	28,657
Rohm Co. Ltd.	300	19,579

	Number of Shares	Value†

Japan — (continued)
Sankyo Co. Ltd.	100	$5,007
Santen Pharmaceutical Co. Ltd.	200	6,424
Sanyo Electric Co. Ltd.*	9,000	16,624
SBI Holdings, Inc.	101	18,082
Secom Co. Ltd.	700	33,248
Sega Sammy Holdings, Inc.	400	4,787
Seiko Epson Corp.	200	3,232
Sekisui Chemical Co. Ltd.	1,000	6,221
Sekisui House Ltd.	3,000	27,235
Seven & I Holdings Co. Ltd.	3,300	67,380
Sharp Corp.	4,000	50,513
Shikoku Electric Power Co., Inc.	700	18,086
Shimadzu Corp.	1,000	6,661
Shimamura Co. Ltd.	200	19,109
Shimano, Inc.	500	20,186
Shimizu Corp.	1,000	3,592
Shin-Etsu Chemical Co. Ltd.	1,500	84,687
Shinsei Bank Ltd.*	2,000	2,179
Shionogi & Co. Ltd.	1,000	21,681
Shiseido Co. Ltd.	1,000	19,219
Showa Denko K.K.	2,000	3,983
Showa Shell Sekiyu K.K.	500	4,075
SMC Corp.	200	22,836
Softbank Corp.	3,400	79,705
Sojitz Corp.	1,800	3,406
Sompo Japan Insurance, Inc.	5,000	32,237
Sony Corp.	3,900	113,379
Sony Financial Holdings, Inc.	6	15,614
Stanley Electric Co. Ltd.	300	6,085
SUMCO Corp.	200	3,534
Sumitomo Chemical Co. Ltd.	6,000	26,325
Sumitomo Corp.	4,000	40,731
Sumitomo Electric Industries Ltd.	2,500	31,139
Sumitomo Heavy Industries Ltd.*	1,000	5,063
Sumitomo Metal Industries Ltd.	10,000	26,880
Sumitomo Metal Mining Co. Ltd.	2,000	29,515
Sumitomo Mitsui Financial Group, Inc.	3,200	91,824
Sumitomo Realty & Development Co. Ltd.	2,000	37,755
Suruga Bank Ltd.	1,000	8,714
Suzuken Co. Ltd.	100	3,289
Suzuki Motor Corp.	1,200	29,552
T&D Holdings, Inc.	1,300	26,735
Taisei Corp.	2,000	3,432
Taisho Pharmaceutical Co. Ltd.	1,000	17,205
Taiyo Nippon Sanso Corp.	1,000	10,643
Takashimaya Co. Ltd.	1,000	6,372
Takeda Pharmaceutical Co. Ltd.	2,600	107,122
TDK Corp.	400	24,445
Teijin Ltd.	2,000	6,462
Terumo Corp.	600	36,162
The 77 Bank Ltd.	2,000	10,641
The Bank of Kyoto Ltd.	1,000	8,083
The Bank of Yokohama Ltd.	4,000	18,238
The Chiba Bank Ltd.	4,000	23,924
The Chugoku Bank Ltd.	1,000	12,402
The Chugoku Electric Power Co., Inc.	1,200	22,918

90

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
The Hachijuni Bank Ltd.	1,000	$5,836
The Iyo Bank Ltd.	1,000	8,135
The Japan Steel Works Ltd.	1,000	12,751
The Kansai Electric Power Co., Inc.	2,600	58,672
The Nishi-Nippon City Bank Ltd.	1,000	2,449
The Shizuoka Bank Ltd.	2,000	17,409
The Sumitomo Trust & Banking Co. Ltd.	9,000	44,190
THK Co. Ltd.	1,000	17,783
Tobu Railway Co. Ltd.	3,000	15,661
Toho Co. Ltd.	200	3,249
Toho Gas Co. Ltd.	1,000	5,313
Tohoku Electric Power Co., Inc.	1,500	29,726
Tokio Marine Holdings, Inc.	2,700	73,680
Tokyo Electric Power Co., Inc.	4,200	105,412
Tokyo Electron Ltd.	600	38,512
Tokyo Gas Co. Ltd.	7,000	27,941
Tokyu Corp.	4,000	15,928
Tokyu Land Corp.	1,000	3,715
TonenGeneral Sekiyu K.K.	1,000	8,355
Toppan Printing Co. Ltd.	4,000	32,568
Toray Industries, Inc.	5,000	27,203
Toshiba Corp.*	15,000	83,233
TOTO Ltd.	3,000	19,076
Toyo Seikan Kaisha Ltd.	300	4,570
Toyo Suisan Kaisha Ltd.	1,000	23,060
Toyota Industries Corp.	700	20,906
Toyota Motor Corp.	10,600	446,902
Toyota Tsusho Corp.	1,100	16,277
Trend Micro, Inc.	500	18,992
Tsumura & Co.	200	6,466
Ube Industries Ltd.	7,000	19,152
Unicharm Corp.	100	9,375
West Japan Railway Co.	6	20,116
Yahoo! Japan Corp.	64	19,243
Yakult Honsha Co. Ltd.	200	6,055
Yamada Denki Co. Ltd.	340	22,937
Yamaguchi Financial Group, Inc.	1,000	9,283
Yamaha Corp.	300	3,615
Yamaha Motor Co. Ltd.*	2,300	29,088
Yamato Holdings Co. Ltd.	1,000	13,920

		7,783,444

Jersey — 0.1%
Randgold Resources Ltd.	366	29,145

Luxembourg — 0.6%
ArcelorMittal	3,118	142,512
Millicom International Cellular S.A.	326	24,193
SES S.A.	1,400	31,538
Tenaris S.A.	1,618	34,870

		233,113

Mexico — 0.0%
Fresnillo Plc	1,200	15,242

Netherlands — 4.6%
Aegon N.V.*	4,477	28,669
Akzo Nobel N.V.	752	49,869

	Number of Shares	Value†

Netherlands — (continued)
ASML Holding N.V.	1,787	$61,011
Corio N.V.	73	4,973
European Aeronautic Defence & Sapce Co. N.V.	1,819	36,564
Fugro N.V.	279	16,026
Heineken Holdings N.V.	420	17,566
Heineken N.V.	823	39,071
ING Groep N.V.*	13,448	129,509
James Hardie Industries N.V.*	1,387	10,550
Koninklijke Ahold N.V.	3,867	51,233
Koninklijke Boskalis Westminster N.V.	400	15,399
Koninklijke DSM N.V.	401	19,702
Koninklijke KPN N.V.	5,957	101,254
Koninklijke Philips Electronics N.V.	3,396	100,383
Koninklijke Vopak N.V.*	185	14,662
QIAGEN N.V.*	1,189	26,777
Randstad Holding N.V.*	435	21,644
Reed Elsevier N.V.	3,334	40,906
Royal Dutch Shell Plc, A Shares	12,853	388,934
Royal Dutch Shell Plc, B Shares	9,807	285,611
SBM Offshore N.V.	227	4,454
TNT N.V.	1,240	38,097
Unilever N.V.	6,123	199,284
Wolters Kluwer N.V.	1,232	26,943

		1,729,091

New Zealand — 0.1%
Auckland International Airport Ltd.	5,735	8,384
Fletcher Building Ltd.	1,046	6,035
Telecom Corp. of New Zealand Ltd.	3,160	5,677

		20,096

Norway — 0.7%
DnB NOR ASA*	2,688	29,019
Norsk Hydro ASA*	3,267	27,444
Orkla ASA	3,563	34,956
Renewable Energy Corp. AS*	227	1,752
StatoilHydro ASA	3,849	95,993
Telenor ASA*	2,819	39,381
Yara International ASA	600	27,177

		255,722

Portugal — 0.3%
Banco Comercial Portugues S.A.	14,323	17,261
Banco Espirito Santo S.A.	884	5,757
BRISA	510	5,241
CIMPOR — Cimentos de Portugal, SGPS S.A.	2,109	19,385
Energias de Portugal S.A.	6,268	27,906
Galp Energia SGPS, S.A., B Shares	526	9,085
Portugal Telecom SGPS, S.A.	2,710	33,068

		117,703

Singapore — 1.3%
CapitaLand Ltd.	9,000	26,699
Capitamall Trust Management Ltd.	5,700	7,275
CapitaMalls Asia Ltd.*	7,000	12,656
City Developments Ltd.	1,000	8,176
ComfortDelGro Corp. Ltd.	4,000	4,653

91

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Singapore — (continued)
DBS Group Holdings Ltd.	6,500	$70,661
Fraser & Neave Ltd.	2,000	5,945
Jardine Cycle & Carriage Ltd.	1,000	19,093
Keppel Corp. Ltd.	4,000	23,301
Olam International Ltd.	3,041	5,714
Oversea-Chinese Banking Corp.	10,256	66,040
SembCorp Industries Ltd.	2,000	5,226
SembCorp Marine Ltd.	7,000	18,264
Singapore Airlines Ltd.	2,000	21,182
Singapore Exchange Ltd.	4,000	23,553
Singapore Press Holdings Ltd.	7,000	18,223
Singapore Technologies Engineering Ltd.	2,000	4,603
Singapore Telecommunications Ltd.	25,000	55,065
United Overseas Bank Ltd.	5,000	69,599
Wilmar International Ltd.	5,000	22,735

		488,663

Spain — 4.5%
Abertis Infraestructuras S.A.	1,449	32,761
Acciona S.A.	126	16,469
Acerinox S.A.	263	5,492
ACS Actividades de Construccion y Servicios S.A.	438	21,895
Banco Bilbao Vizcaya Argentaria, Chile S.A.	12,603	229,690
Banco de Sabadell S.A.	3,147	17,480
Banco de Valencia S.A.	590	4,485
Banco Popular Espanol S.A.	2,764	20,303
Banco Santander S.A.	29,503	487,527
Bankinter S.A.	588	6,058
Criteria CaixaCorp S.A.	2,021	9,572
EDP Renovaveis S.A.*	873	8,277
Enagas	797	17,668
Ferrovial S.A.	881	10,405
Gamesa Corporacion Tecnologica S.A.	827	13,933
Gas Natural SDG S.A.	1,014	21,857
Grifols S.A.	170	2,985
Iberdrola Renovables S.A.	2,539	12,091
Iberdrola S.A.	13,585	130,182
Inditex S.A.	839	52,397
Indra Sistemas S.A.	1,195	28,286
Mapfre S.A.	5,202	21,846
Mapfre SA	25	96
Red Electrica de Espana S.A.	525	29,296
Repson YPF S.A.	2,324	62,363
Telefonica S.A.	15,332	429,128
Zardoya Otis S.A.	263	5,119

		1,697,661

Sweden — 2.5%
Alfa Laval AB	2,500	34,572
Assa Abloy AB, B Shares	1,200	23,118
Atlas Copco AB, A Shares	2,082	30,605
Atlas Copco AB, B Shares	1,490	19,428
Electrolux AB, B Shares*	860	20,209
Getinge AB, B Shares	444	8,486
Hennes & Mauritz AB, B Shares	1,950	108,102
Husqvarna AB, B Shares*	934	6,852
Investor AB, B Shares	1,600	29,636

	Number of Shares	Value†

Sweden — (continued)
Lundin Petroleum AB*	525	$4,142
Nordea Bank AB	12,425	125,890
Sandvik AB	3,347	40,304
Scania AB, B Shares	2,300	29,703
Securitas AB, B Shares	400	3,917
Skandinaviska Enskilda Banken AB, A Shares*	4,080	25,222
Skanska AB, B Shares	2,800	47,511
SKF AB, B Shares	1,100	18,968
Ssab Svenskt Stal AB, A Shares	1,400	23,777
Svenska Cellulosa AB, B Shares	1,700	22,666
Svenska Handelsbanken AB, A Shares	1,500	42,735
Swedbank AB, A Shares*	2,050	20,183
Swedish Match AB	500	10,932
Tele2 AB, B Shares	1,416	21,752
Telefonaktiebolaget LM Ericsson, B Shares	10,456	96,258
TeliaSonera AB	7,500	54,207
Volvo AB, A Shares	1,900	16,195
Volvo AB, B Shares	4,641	39,806

		925,176

Switzerland — 7.9%
ABB Ltd.*	7,934	152,883
Actelion Ltd.*	358	19,121
Adecco S.A.	273	15,060
Aryzta AG	142	5,289
Baloise Holding AG	303	25,157
Compagnie Financiere Richemont SA	1,925	64,732
Credit Suisse Group AG	4,115	203,863
GAM Holding Ltd.	656	7,943
Geberit AG	86	15,246
Givaudan S.A.	30	24,005
Holcim Ltd.*	928	72,122
Julius Baer Group Ltd.	656	23,070
Kuehne & Nagel International AG	317	30,822
Lindt & Spruengli AG	1	24,558
Lindt & Spruengli AG Participation Certificates	3	6,441
Logitech International S.A.*	1,139	19,756
Lonza Group AG	223	15,712
Nestle S.A.	12,655	614,193
Nobel Biocare Holding AG	161	5,396
Novartis AG	7,644	417,433
Pargesa Holding S.A.	49	4,263
Roche Holding AG	2,600	444,633
Schindler Holding AG	389	29,786
SGS S.A.	20	26,110
Sonova Holding AG	277	33,559
STMicroelectronics N.V.	3,129	28,913
Straumann Holding AG	19	5,336
Swiss Life Holding AG*	175	22,266
Swiss Reinsurance	1,102	52,791
Swisscom AG	91	34,754
Syngenta AG	306	86,417
The Swatch Group AG	87	22,021
UBS AG*	12,929	201,333
Xstrata Plc*	7,008	124,995

92

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Switzerland — (continued)
Zurich Financial Services AG	546	$119,368

		2,999,347

United Kingdom — 19.0%
3i Group Plc	5,897	26,700
Admiral Group Plc	456	8,719
AMEC Plc	1,738	22,143
Anglo American Plc*	4,811	208,352
Antofagasta Plc	1,482	23,575
Associated British Foods Plc	1,149	15,233
AstraZeneca Plc	5,416	254,537
Autonomy Corp. Plc*	481	11,681
Aviva Plc	9,587	60,984
BAE Systems Plc	13,352	77,277
Balfour Beatty Plc	940	3,912
Barclays Plc	40,234	177,289
BG Group Plc	12,272	221,586
BHP Billiton Plc	8,244	262,818
BP Plc	67,733	654,041
British Airways Plc*	1,104	3,320
British American Tobacco Plc	7,282	236,398
British Land Co. Plc	2,653	20,429
British Sky Broadcasting Group Plc	4,770	43,086
BT Group Plc	30,725	66,914
Bunzl Plc	1,722	18,719
Burberry Group Plc	1,938	18,614
Cable & Wireless Plc	9,063	20,618
Cadbury Plc	5,166	66,422
Cairn Energy Plc*	5,960	31,906
Carnival Plc*	544	18,533
Centrica Plc	17,468	79,122
Cobham Plc	4,326	17,474
Compass Group Plc	7,518	53,802
Diageo Plc	8,706	151,886
Drax Group Plc	574	3,827
Eurasian Natural Resources Corp.	1,476	21,620
Firstgroup Plc	2,601	17,792
G4S Plc	5,282	22,140
GlaxoSmithKline Plc	19,223	407,640
Hammerson Plc	1,603	10,911
Home Retail Group Plc	6,038	27,385
HSBC Holdings Plc	63,846	728,376
ICAP Plc	3,290	22,691
Imperial Tobacco Group Plc	3,720	117,356
Inmarsat Plc	1,718	19,144
Intercontinental Hotels Group Plc	1,325	19,038
International Power Plc	6,942	34,591
Invensys Plc	4,412	21,225
Investec Plc	753	5,145
J. Sainsbury Plc	4,520	23,568
Johnson Matthey Plc	769	18,970
Kazakhmys Plc*	824	17,447
Kingfisher Plc	9,900	36,444
Ladbrokes Plc	31	69
Land Securities Group Plc	2,513	27,659

	Number of Shares	Value†

United Kingdom — (continued)
Legal & General Group Plc	20,138	$25,907
Liberty International Plc	3,491	28,862
Lloyds TSB Group Plc*	145,550	117,106
London Stock Exchange Group Plc	323	3,730
Lonmin Plc*	599	18,825
Man Group Plc	5,235	25,837
Marks & Spencer Group Plc	5,787	37,389
National Grid Plc	8,735	95,342
Next Plc	769	25,712
Old Mutual Plc*	17,940	31,416
Pearson Plc	2,766	39,659
Petrofac Ltd.	726	12,153
Prudential Plc	9,075	92,894
Reckitt Benckiser Group Plc	2,216	119,952
Reed Elsevier Plc	3,532	28,996
Rexam Plc	3,745	17,507
Rio Tinto Plc	5,117	276,301
Rolls-Royce Group Plc*	6,038	47,020
Rolls-Royce Group Plc, C Shares*~	362,280	585
Royal Bank of Scotland Group Plc*	49,201	22,840
RSA Insurance Group Plc	11,825	22,973
SABMiller Plc	3,206	94,237
Schroders Plc	441	9,425
Scottish & Southern Energy Plc	3,614	67,646
Segro Plc	3,208	17,794
Serco Group Plc	2,920	24,903
Severn Trent Plc	745	13,017
Shire Plc	1,691	33,042
Smith & Nephew Plc	3,053	31,404
Smiths Group Plc	1,023	16,677
Standard Chartered Plc	7,360	185,809
Standard Life Plc	7,756	26,939
Tesco Plc	29,020	200,202
The Capita Group Plc	1,783	21,559
The Sage Group Plc	10,509	37,215
Thomas Cook Group Plc	1,173	4,333
Tomkins Plc	1,971	6,125
TUI Travel Plc	1,257	5,152
Tullow Oil Plc	2,597	54,486
Unilever Plc	4,612	147,839
United Utilities Group Plc	2,274	18,177
Vedanta Resources Plc	511	21,373
Vodafone Group Plc	190,364	440,827
Whitbread Plc	790	17,926
WM Morrison Supermarkets Plc	7,113	31,736
Wolseley Plc*	930	18,616
WPP Group Plc	4,359	42,632

		7,159,225

United States — 0.1%
Synthes, Inc.	208	27,205

TOTAL COMMON STOCKS (Cost $33,848,364)		37,194,644

93

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
RIGHTS — 0.0%
Belgium — 0.0%
Fortis N.V.* (Cost $0)	1,977	$0

WARRANTS — 0.0%
Belgium — 0.0%
Anheuser-Busch InBev NV*	256	2

France — 0.0%
Fonciere Des Regions*	96	81

Italy — 0.0%
Mediobanca SpA*	1,036	161
Unione di Banche Italiane ScpA*	1,536	108

		269

Total WARRANTS (Cost $41)		352

SHORT-TERM INVESTMENTS — 1.4%
BlackRock Liquidity Funds TempCash - Institutional Shares	272,589	272,589
BlackRock Liquidity Funds TempFund - Institutional Shares	272,589	272,589

TOTAL SHORT-TERM INVESTMENTS (Cost $545,178)		545,178

TOTAL INVESTMENTS — 100.0% (Cost $34,393,583)		$37,740,174

~	Fair valued security. The total market value of fair valued securities at December 31, 2009 is $585.
†	See Security Valuation Note.
*	Non-income producing security.

Plc — Public Limited Company.

PPS — Partially Protected Shares.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.1%	$45,819
Aerospace & Defense	0.6%	238,318
Agriculture	1.2%	448,197
Airlines	0.2%	85,431
Apparel	0.3%	118,771
Auto Manufacturers	3.6%	1,332,509
Auto Parts & Equipment	0.8%	283,672
Banks	16.0%	5,947,520
Beverages	1.9%	687,777
Biotechnology	0.2%	84,895
Building Materials	1.2%	459,754
Chemicals	3.5%	1,305,523
Commercial Services	1.3%	474,055
Computers	0.5%	182,422

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Cosmetics & Personal Care	0.5%	$195,385
Distribution & Wholesale	1.1%	399,167
Diversified Financial Services	1.3%	479,388
Diversified Operations	0.1%	23,301
Electric	4.7%	1,749,315
Electrical Components & Equipment	0.9%	331,664
Electronics	1.5%	556,086
Energy-Alternate Sources	0.1%	34,968
Engineering & Construction	1.3%	495,139
Entertainment	0.2%	87,810
Environmental Control	0.1%	37,701
Food	5.5%	2,037,706
Food Service	0.2%	82,593
Forest Products & Paper	0.2%	91,030
Gas	0.6%	237,492
Hand & Machine Tools	0.4%	151,926
Healthcare Products	0.8%	296,571
Healthcare Services	0.2%	58,735
Holding Companies	0.8%	290,562
Home Builders	0.2%	54,961
Home Furnishings	0.8%	289,194
Household Products & Wares	0.5%	195,996
Insurance	4.7%	1,729,639
Internet	0.2%	83,558
Investment Companies	0.2%	83,881
Iron & Steel	1.4%	510,406
Leisure Time	0.3%	101,128
Lodging	0.2%	75,782
Machinery — Construction & Mining	0.4%	136,918
Machinery — Diversified	0.9%	324,282
Media	1.2%	461,716
Metal Fabricate/Hardware	0.4%	136,703
Mining	4.9%	1,835,126
Miscellaneous Manufacturing	1.3%	494,979
Mixed Industrial/Office	0.6%	235,877
Office & Business Equipment	0.6%	219,576
Oil & Gas	7.6%	2,839,215
Oil & Gas Services	0.3%	124,763
Packaging and Containers	0.1%	46,596
Pharmaceuticals	6.5%	2,421,672
Real Estate	1.5%	559,718
Real Estate Investment Trusts	0.4%	133,907
Retail	2.3%	836,505
Semiconductors	0.5%	173,059
Shipbuilding	0.1%	18,264
Software	0.6%	226,162
Strip Centers	0.2%	89,993
Telecommunications	6.7%	2,505,805
Textiles	0.2%	67,408
Toys, Games & Hobbies	0.3%	99,355
Transportation	1.6%	612,396
Venture Capital	0.1%	26,700
Water	0.3%	112,202

	100.0%	$37,194,644

94

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

DEVELOPED INTERNATIONAL INDEX FUND

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$3,094,257	$—	$3,094,257	$—
Austria	116,621	—	116,621	—
Belgium	349,439	—	349,439	—
Bermuda	32,974	—	32,974	—
China	19,571	—	19,571	—
Cyprus	15,873	—	15,873	—
Denmark	324,175	—	324,175	—
Finland	396,461	—	396,461	—
France	3,903,577	—	3,903,577	—
Germany	3,005,447	—	3,005,447	—
Greece	161,487	—	161,487	—
Guernsey	18,308	—	18,308	—
Hong Kong	852,532	—	852,532	—
Ireland	143,329	—	143,329	—
Italy	1,279,760	—	1,279,760	—
Japan	7,783,444	—	7,783,444	—
Jersey	29,145	—	29,145	—
Luxembourg	233,113	—	233,113	—
Mexico	15,242	—	15,242	—
Netherlands	1,729,091	—	1,729,091	—
New Zealand	20,096	—	20,096	—
Norway	255,722	—	255,722	—
Portugal	117,703	—	117,703	—
Singapore	488,663	12,656	476,007	—
Spain	1,697,661	96	1,697,565	—
Sweden	925,176	—	925,176	—
Switzerland	2,999,347	23,070	2,976,277	—
United Kingdom	7,159,225	—	7,159,225	—
United States	27,205	27,205	—	—
WARRANTS	352	352	—	—
SHORT-TERM INVESTMENTS	545,178	545,178	—	—

TOTAL INVESTMENTS	37,740,174	608,557	37,131,617	—

The accompanying notes are an integral part of these financial statements.

95

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

INTERNATIONAL EQUITY FUND

	Number of Shares	Value†
COMMON STOCKS — 95.7%
Australia — 5.5%
Coca-Cola Amatil Ltd.	243,587	$2,511,505
QBE Insurance Group Ltd.	242,757	5,539,783
Woolworths Ltd.	289,475	7,260,254

		15,311,542

Belgium — 1.5%
Colruyt S.A.	17,089	4,122,775

Brazil — 6.7%
AES Tiete S.A.	101,000	1,160,253
Cielo S.A.	130,500	1,149,839
Companhia de Bebidas das Americas ADR#	35,000	3,538,150
Companhia Energetica de Minas Gerais (Preference)	120,525	2,187,588
CPFL Energia S.A.	129,800	2,632,532
Redecard S.A.	220,400	3,671,223
Souza Cruz S.A.	129,474	4,295,473

		18,635,058

Canada — 3.7%
Canadian Natural Resources Ltd.	42,664	3,100,315
Power Corp. of Canada	107,112	2,991,578
Shoppers Drug Mart Corp.	97,735	4,243,578

		10,335,471

Denmark — 3.1%
Novo Nordisk A/S, B Shares	135,205	8,631,718

France — 4.0%
Cie Generale d’Optique Essilor International S.A.	80,702	4,826,909
Total S.A.	97,196	6,242,888

		11,069,797

Germany — 3.3%
Deutsche Boerse AG	16,499	1,366,275
Fresenius Medical Care AG & Co. KGaA	27,541	1,460,965
Muenchener Ruckversicherung AG	16,031	2,496,982
RWE AG	38,705	3,756,021

		9,080,243

India — 12.1%
Bharat Heavy Electricals Ltd.	38,357	1,974,606
Cipla Ltd.	494,261	3,545,114
HDFC Bank Ltd.	263,252	9,592,135
Hindustan Unilever Ltd.	608,580	3,449,138
Housing Development Finance Corp.	164,542	9,414,189
ITC Ltd.	776,378	4,169,257
Nestle India Ltd.	29,199	1,595,487

		33,739,926

Ireland — 1.6%
Covidien Plc	92,088	4,410,094

Italy — 2.0%
Terna S.p.A.	1,311,300	5,639,337

Japan — 2.0%
Nintendo Co. Ltd.	6,200	1,480,776
Nitori Co. Ltd.	28,300	2,106,409

	Number of Shares	Value†

Japan — (continued)
Secom Co. Ltd.	43,100	$2,047,128

		5,634,313

Netherlands — 2.7%
Core Laboratories NV#	64,958	7,672,839

Spain — 5.3%
Enagas	352,933	7,823,911
Red Electrica de Espana S.A.	123,990	6,918,928

		14,742,839

Switzerland — 11.3%
Lindt & Spruengli AG	627	1,346,159
Nestle S.A.	234,510	11,381,620
Novartis AG	136,777	7,469,287
Roche Holding AG	65,938	11,276,245

		31,473,311

United Kingdom — 25.0%
Amlin Plc	475,198	2,743,838
BG Group Plc	111,083	2,005,742
British American Tobacco Plc	440,652	14,305,006
Cadbury Plc	3,615	46,480
De La Rue Plc	202,745	3,222,366
Diageo Plc	349,997	6,106,080
G4S Plc	332,154	1,392,246
Imperial Tobacco Group Plc	402,860	12,709,144
Reckitt Benckiser Group Plc	166,028	8,987,096
Scottish & Southern Energy Plc	225,713	4,224,833
Tesco Plc	1,376,228	9,494,284
The Capita Group Plc	351,101	4,245,331

		69,482,446

United States — 5.9%
Philip Morris International, Inc.	264,932	12,767,073
Synthes, Inc.	27,242	3,563,093

		16,330,166

TOTAL COMMON STOCKS (Cost $229,644,768)		266,311,875

SHORT-TERM INVESTMENTS — 1.9%
BlackRock Liquidity Funds TempCash - Institutional Shares	2,627,967	2,627,967
BlackRock Liquidity Funds TempFund - Institutional Shares	2,627,967	2,627,967

TOTAL SHORT-TERM INVESTMENTS (Cost $5,255,934)		5,255,934

SECURITIES LENDING COLLATERAL — 2.4%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.104%, 01/04/2010 (Cost $6,629,000)	6,629,000	6,629,000

TOTAL INVESTMENTS — 100.0% (Cost $241,529,702)		$278,196,809

96

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

INTERNATIONAL EQUITY FUND

†	See Security Valuation Note.
#	Security position is either entirely or partially on loan.
ADR	— American Depository Receipt.
Plc	— Public Limited Company.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Agriculture	18.1%	$48,245,953
Banks	3.6%	9,592,135
Beverages	4.6%	12,155,735
Commercial Services	4.5%	12,056,910
Diversified Financial Services	6.6%	17,443,265
Electric	10.0%	26,519,492
Electrical Components & Equipment	0.7%	1,974,606
Food	13.2%	35,247,059
Gas	2.9%	7,823,911
Healthcare Products	4.8%	12,800,096
Healthcare Services	0.5%	1,460,965
Household Products & Wares	4.7%	12,436,234
Insurance	4.0%	10,780,603
Oil & Gas	4.3%	11,348,945
Oil & Gas Services	2.9%	7,672,839
Pharmaceuticals	11.6%	30,922,364
Retail	2.4%	6,349,987
Toys, Games & Hobbies	0.6%	1,480,776

	100.0%	$266,311,875

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$15,311,542	$—	$15,311,542	$—
Belgium	4,122,775	—	4,122,775	—
Brazil	18,635,058	18,635,058	—	—
Canada	10,335,471	10,335,471	—	—
Denmark	8,631,718	—	8,631,718	—
France	11,069,797	—	11,069,797	—
Germany	9,080,243	—	9,080,243	—
India	33,739,926	—	33,739,926	—
Ireland	4,410,094	4,410,094	—	—
Italy	5,639,337	—	5,639,337	—
Japan	5,634,313	—	5,634,313	—
Netherlands	7,672,839	7,672,839	—	—
Spain	14,742,839	—	14,742,839	—
Switzerland	31,473,311	—	31,473,311	—
United Kingdom	69,482,446	—	69,482,446	—
United States	16,330,166	16,330,166	—	—
SHORT-TERM INVESTMENTS	5,255,934	5,255,934	—	—
SECURITIES LENDING COLLATERAL	6,629,000	6,629,000	—	—

TOTAL INVESTMENTS	278,196,809	69,268,562	208,928,247	—

The accompanying notes are an integral part of these financial statements.

97

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

EMERGING MARKETS EQUITY FUND

	Number of Shares	Value†
COMMON STOCKS — 93.4%
Brazil — 12.8%
Banco Bradesco S.A. (Preference)	14,300	$298,813
Banco Bradesco S.A. ADR	31,200	682,344
BM&F Bovespa S.A.	52,400	368,696
BRF - Brasil Foods S.A.	40,100	1,044,996
BRF - Brasil Foods S.A. ADR	600	31,422
Cielo S.A.	88,900	783,300
Companhia de Bebidas das Americas ADR	9,800	990,682
Itau Unibanco Holding S.A. (Preference)	15,197	337,721
Itau Unibanco Holding S.A. ADR#	79,098	1,806,598
MRV Engenharia e Participacoes S.A.	69,700	564,486
NET Servicos de Comunicacao S.A. (Preference)*	37,174	512,450
PDG Realty S.A. Empreendimentos e Participacoes	51,100	509,239
Petroleo Brasileiro S.A.	1,155	27,631
Petroleo Brasileiro S.A. (Preference)	31,600	665,942
Petroleo Brasileiro S.A. ADR	12,300	586,464
Petroleo Brasileiro S.A. Sponsored ADR	21,300	902,907
Ultrapar Participacoes S.A. (Preference)	9,000	414,124
Vale S.A.	724	20,585
Vale S.A. Sponsored ADR	3,400	98,702
Vale S.A. Sponsored Preferred ADR	93,700	2,325,634
Vivo Participacoes S.A. ADR	17,800	551,800

		13,524,536

China — 11.6%
Bank of China Ltd., Class H	1,203,000	646,483
China Citic Bank, Class H	838,000	709,340
China Communications Services Corp. Ltd., Class H	46,000	22,517
China Construction Bank Corp., Class H	2,499,000	2,134,516
China Dongxiang Group Co.	278,200	214,656
China Life Insurance Co. Ltd., Class H	281,000	1,375,013
China Longyuan Power Group Corp., Class H*	134,000	173,519
China Oilfield Services Ltd., Class H	310,000	367,683
China Pacific Insurance Group Co. Ltd., Class H*	131,000	522,082
China Petroleum & Chemical Corp., Class H	1,484,000	1,307,472
China Zhongwang Holdings Ltd.*	588,400	468,685
Dongfeng Motor Group Co. Ltd., Class H	582,000	831,078
Industrial & Commercial Bank of China, Class H	1,500,000	1,235,348
PetroChina Co. Ltd., Class H	646,000	767,999
Ping An Insurance Group Co. of China Ltd., Class H	90,000	782,567
Sany Heavy Equipment International Holdings Co. Ltd.*	222,000	280,887
Tsingtao Brewery Co. Ltd., Class H	48,000	265,511
Want Want China Holdings Ltd.	301,000	210,199

		12,315,555

Czech Republic — 1.4%
CEZ A.S.	5,209	244,580
Komercni Banka, A.S.	4,371	936,609

	Number of Shares	Value†

Czech Republic — (continued)
Telefonica O2 Czech Republic A.S.	12,753	$290,973

		1,472,162

Egypt — 1.4%
Commercial International Bank	78,376	778,859
Orascom Construction Industries	5,418	245,526
Orascom Construction Industries GDR	2,016	93,744
Telecom Egypt	103,134	339,165

		1,457,294

Hong Kong — 5.5%
Beijing Enterprises Holdings Ltd.	92,500	669,957
Belle International Holdings Ltd.	412,000	477,291
China Mobile Ltd.	106,500	990,933
China Resources Land Ltd.	106,000	238,601
China Resources Power Holdings Co. Ltd.	286,200	566,972
Fushan International Energy Group Ltd.	506,000	487,750
GOME Electrical Appliances Holding Ltd.*	3,436,420	1,237,370
Hengan International Group Co. Ltd.	35,000	259,149
Shanghai Industrial Holdings Ltd.	184,000	933,294

		5,861,317

Hungary — 1.5%
MOL Hungarian Oil and Gas Nyrt*	6,354	572,737
OTP Bank Plc*	13,125	376,030
Richter Gedeon Nyrt	2,648	601,074

		1,549,841

India — 9.6%
Asian Paints Ltd.	7,427	286,486
Bharat Heavy Electricals Ltd.	10,830	557,525
Colgate-Palmolive India Ltd.	15,212	215,186
Dr. Reddys Laboratories Ltd.	14,561	356,572
Glenmark Pharmaceuticals Ltd.	64,174	379,127
Godrej Consumer Products Ltd.	41,454	234,219
GVK Power & Infrastructure Ltd.*	250,248	248,743
HDFC Bank Ltd.	23,753	865,490
HDFC Bank Ltd. ADR	3,206	417,037
Hero Honda Motors Ltd.	18,565	682,829
Hindalco Industries Ltd.	121,168	416,723
Hindustan Construction Co.	104,962	327,265
Hindustan Petroleum Corp. Ltd.	28,198	235,787
Hindustan Unilever Ltd.	43,485	246,452
IndusInd Bank Ltd.	99,600	305,595
Infosys Technologies Ltd.	15,562	866,097
Infosys Technologies Ltd. ADR#	14,100	779,307
ITC Ltd. GDR	56,688	305,520
Jaiprakash Associates Ltd.	159,531	500,970
KSK Energy Ventures Ltd.*	81,152	349,961
Marico Ltd.	97,900	216,360
Nestle India Ltd.	3,332	182,067
Tata Motors Ltd.	27,023	456,098
Wipro Ltd.	27,587	401,263
Yes Bank Ltd.*	65,000	369,627

		10,202,306

98

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

EMERGING MARKETS EQUITY FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Indonesia — 3.3%
Astra International Tbk PT	171,500	$630,502
Bank Central Asia Tbk PT	1,233,000	631,132
Bank Rakyat Indonesia Tbk PT	536,500	431,203
Bumi Resources Tbk PT	1,533,000	390,323
Indocement Tunggal Prakarsa Tbk PT	188,000	271,761
Indofood Sukses Makmur Tbk PT	1,087,500	408,670
Perusahaan Gas Negara PT	815,000	336,779
Telekomunikasi Indonesia Tbk PT	430,000	428,033

		3,528,403

Israel — 0.4%
Check Point Software Technologies Ltd.*	13,579	460,057

Korea — 2.2%
Hyundai Mobis*	3,520	515,966
Kia Motors Corp.*	11,666	200,371
Korea Exchange Bank*	20,890	259,376
LG Dacom Corp.*~	7,280	110,996
LG Display Co. Ltd.	14,960	505,949
LG Display Co. Ltd. ADR#	7,800	132,054
NCSoft Corp.*	2,120	271,521
OCI Co. Ltd.*	1,922	360,073

		2,356,306

Malaysia — 1.0%
CIMB Group Holdings BHD	130,600	488,717
Sime Darby BHD	169,800	443,618
Tenaga Nasional BHD	38,300	93,697

		1,026,032

Mexico — 4.5%
America Movil S.A.B. de CV, Series L ADR	41,200	1,935,576
Fomento Economico Mexicano S.A.B. de CV ADR	24,500	1,173,060
Grupo Financiero Banorte, S.A.B. de C.V., Series O	257,292	927,920
Grupo Televisa S.A. ADR	37,500	778,500

		4,815,056

Philippines — 0.2%
Metro Pacific Investments Corp.*	3,328,000	187,742

Poland — 3.1%
Bank Handlowy w Warszawie S.A.*	11,344	274,772
Bank Pekao S.A.*	4,518	253,669
Bank Zachodni WBK S.A.*	4,596	302,723
Cyfrowy Polsat S.A.	27,837	131,930
Polski Koncern Naftowy Orlen S.A.*	50,535	596,238
Powszechna Kasa Oszczednosci Bank Polski S.A.	78,132	1,030,777
Telekomunikacja Polska S.A.	126,835	701,329

		3,291,438

Russia — 4.9%
Lukoil OAO ADR	23,682	1,335,665
Polyus Gold Co. ADR	13,534	372,862
Rosneft Oil Co. OJSC GDR*	77,729	654,478

	Number of Shares	Value†

Russia — (continued)
RusHydro ADR*	70,000	$263,900
Sberbank of Russian Federation GDR	2,593	713,675
Vimpel-Communications OJSC ADR	27,015	502,209
Wimm-Bill-Dann Foods OJSC ADR*#	24,124	574,875
X5 Retail Group N.V. GDR*	23,603	752,935

		5,170,599

Singapore — 0.3%
Golden Agri-Resources Ltd.*	855,000	308,110

South Africa — 5.6%
Anglo Platinum Ltd.*	7,010	748,472
AngloGold Ashanti Ltd.	5,485	222,179
AngloGold Ashanti Ltd. ADR	1,210	48,618
Impala Platinum Holdings Ltd.	35,600	973,097
Imperial Holdings Ltd.	25,600	305,457
Kumba Iron Ore Ltd.	6,300	258,865
MTN Group Ltd.	91,273	1,452,729
Naspers Ltd., N Shares	37,882	1,533,087
Tiger Brands Ltd.	18,067	417,294

		5,959,798

South Korea — 9.5%
Amorepacific Corp.*	565	453,305
Cheil Industries, Inc.*	7,440	360,383
Cheil Worldwide, Inc.	1,723	466,752
Hyundai Engineering & Construction Co. Ltd.*	7,477	453,673
KB Financial Group, Inc.*	15,546	791,834
LG Chem Ltd.*	5,407	1,060,064
NHN Corp.*	3,667	606,249
Samsung Electronics Co. Ltd.	3,960	2,716,272
Samsung Electronics Co. Ltd. (Preference)	1,204	542,851
Samsung Fire & Marine Insurance Co. Ltd.	2,396	410,239
Shinhan Financial Group Co. Ltd.*	26,840	993,475
Shinsegae Co. Ltd.*	899	415,357
SSCP Co. Ltd.*	14,395	99,522
Woongjin Coway Co. Ltd.*	20,460	676,816

		10,046,792

Taiwan — 9.0%
Acer, Inc.	225,670	677,183
AU Optronics Corp.	603,350	722,820
Cathay Financial Holding Co. Ltd.*	459,000	854,558
China Steel Corp.	536,000	552,687
Fubon Financial Holding Co. Ltd.*	456,000	560,620
HON HAI Precision Industry Co. Ltd.	421,225	1,969,946
HTC Corp.	16,200	185,599
Lite-On Technology Corp.	209,000	314,008
MediaTek, Inc.	6,000	104,248
Siliconware Precision Industries Co.	253,000	344,877
Taishin Financial Holding Co. Ltd.*	660,000	258,813
Taiwan Fertilizer Co. Ltd.	137,000	487,821
Taiwan Semiconductor Manufacturing Co. Ltd.	779,769	1,571,622
Wistron Corp.	253,483	490,866
Yuanta Financial Holding Co. Ltd.	686,000	501,951

		9,597,619

99

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

EMERGING MARKETS EQUITY FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Thailand — 2.2%
Bangkok Bank PCL	2,100	$7,351
Bangkok Bank PCL NVDR	170,100	591,982
Banpu PCL NVDR	17,900	309,401
Kasikornbank PCL	102,400	266,831
Kasikornbank PCL NVDR	89,000	226,791
PTT Exploration & Production PCL	49,400	217,810
PTT PCL	24,300	179,298
Siam Cement PCL NVDR	30,300	213,391
Siam Commercial Bank PCL	138,000	359,073

		2,371,928

Turkey — 2.4%
Akbank T.A.S.	56,776	361,263
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	34,426	384,501
Coca-Cola Icecek AS	13,038	130,368
Turk Telekomunikasyon A.S.	52,694	161,298
Turkcell Iletisim Hizmet A.S.	49,633	352,032
Turkiye Garanti Bankasi A.S.	136,024	579,450
Turkiye Halk Bankasi A.S.	30,123	241,118
Turkiye Is Bankasi, Class C	68,459	289,079

		2,499,109

United Kingdom — 1.0%
SABMiller Plc	34,726	1,016,356

TOTAL COMMON STOCKS (Cost $77,143,101)		99,018,356

SHORT-TERM INVESTMENTS — 4.8%
BlackRock Liquidity Funds TempCash - Institutional Shares	2,574,692	2,574,692
BlackRock Liquidity Funds TempFund - Institutional Shares	2,574,691	2,574,691

TOTAL SHORT-TERM INVESTMENTS (Cost $5,149,383)		5,149,383

SECURITIES LENDING COLLATERAL — 1.8%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.104%, 01/04/2010 (Cost $1,862,500)	1,862,500	1,862,500

TOTAL INVESTMENTS — 100.0% (Cost $84,154,984)		$106,030,239

~	Fair valued security. The total market value of fair valued securities at December 31, 2009 is $110,996.
†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

ADR — American Depository Receipt.

GDR — Global Depository Receipt.

NVDR — Non Voting Depositary Receipt.

OJSC — Open Joint Stock Company.

PCL — Public Company Limited.

Plc — Public Limited Company.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.5%	$466,752
Agriculture	0.6%	613,630
Auto Manufacturers	1.5%	1,487,547
Auto Parts & Equipment	0.5%	515,966
Banks	20.3%	20,137,312
Beverages	4.0%	3,960,478
Building Materials	0.5%	485,152
Chemicals	2.7%	2,708,090
Coal	1.2%	1,187,474
Commercial Services	0.8%	783,300
Computers	3.7%	3,714,323
Cosmetics & Personal Care	0.7%	668,491
Diversified Financial Services	3.5%	3,475,389
Electric	1.8%	1,767,853
Electrical Components & Equipment	0.6%	557,525
Electronics	3.4%	3,330,769
Energy-Alternate Sources	0.2%	173,519
Engineering & Construction	1.6%	1,621,178
Environmental Control	0.7%	676,816
Food	3.6%	3,622,458
Gas	1.0%	1,006,736
Healthcare Products	0.3%	259,149
Holding Companies	1.7%	1,682,369
Home Builders	0.6%	564,486
Household Products & Wares	0.7%	697,031
Insurance	4.0%	3,944,459
Internet	1.0%	988,766
Iron & Steel	0.8%	811,552
Leisure Time	0.7%	682,829
Machinery — Construction & Mining	0.3%	280,887
Media	3.0%	2,955,967
Metal Fabricate/Hardware	0.5%	468,685
Mining	5.3%	5,226,872
Miscellaneous Manufacturing	0.4%	360,383
Oil & Gas	8.1%	8,050,428
Oil & Gas Services	0.4%	367,683
Pharmaceuticals	1.3%	1,336,773
Real Estate	0.7%	747,840
Retail	3.0%	2,975,176
Semiconductors	5.3%	5,279,870
Software	0.5%	460,057
Telecommunications	7.8%	7,728,594
Water	0.2%	187,742

	100.0%	$99,018,356

100

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

EMERGING MARKETS EQUITY FUND

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Brazil	$13,524,536	$13,524,536	$—	$—
China	12,315,555	976,488	11,339,067	—
Czech Republic	1,472,162	—	1,472,162	—
Egypt	1,457,294	93,744	1,363,550	—
Hong Kong	5,861,317	—	5,861,317	—
Hungary	1,549,841	—	1,549,841	—
India	10,202,306	1,501,864	8,700,442	—
Indonesia	3,528,403	—	3,528,403	—
Israel	460,057	460,057	—	—
Korea	2,356,306	132,054	2,224,252	—
Malaysia	1,026,032	—	1,026,032	—
Mexico	4,815,056	4,815,056	—	—
Philippines	187,742	—	187,742	—
Poland	3,291,438	—	3,291,438	—
Russia	5,170,599	4,456,924	713,675	—
Singapore	308,110	—	308,110	—
South Africa	5,959,798	48,618	5,911,180	—
South Korea	10,046,792	453,305	9,593,487	—
Taiwan	9,597,619	—	9,597,619	—
Thailand	2,371,928	756,181	1,615,747	—
Turkey	2,499,109	—	2,499,109	—
United Kingdom	1,016,356	—	1,016,356	—
SHORT-TERM INVESTMENTS	5,149,383	5,149,383	—	—
SECURITIES LENDING COLLATERAL	1,862,500	1,862,500	—	—

TOTAL INVESTMENTS	106,030,239	34,230,710	71,799,529	—

The accompanying notes are an integral part of these financial statements.

101

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SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

REIT FUND

	Number of Shares	Value†
COMMON STOCKS — 1.1%
Real Estate — 1.1%
Brookfield Properties Corp.# (Cost $647,599)	56,900	$689,628

REAL ESTATE INVESTMENT TRUSTS — 74.9%
Apartments — 12.0%
American Campus Communities, Inc.	46,475	1,305,948
AvalonBay Communities, Inc.#	18,576	1,525,275
BRE Properties, Inc.#	15,100	499,508
Camden Property Trust#	20,951	887,694
Equity Residential	55,700	1,881,546
Home Properties, Inc.	23,066	1,100,479
Post Properties, Inc.	31,900	625,240

		7,825,690

Diversified — 3.7%
Vornado Realty Trust#	34,713	2,427,827

Healthcare — 10.3%
HCP, Inc.#	92,400	2,821,896
Health Care REIT, Inc.#	45,150	2,001,048
Senior Housing Properties Trust	36,400	796,068
Ventas, Inc.#	25,003	1,093,631

		6,712,643

Hotels & Resorts — 4.9%
DiamondRock Hospitality Co.#	88,716	751,425
Hospitality Properties Trust	47,300	1,121,483
Host Hotels & Resorts, Inc.*#	47,845	558,351
LaSalle Hotel Properties	30,800	653,884
Pebblebrook Hotel Trust*	6,900	151,869

		3,237,012

Industrial — 7.5%
Digital Realty Trust, Inc.#	41,900	2,106,732
EastGroup Properties, Inc.	14,400	551,232
ProLogis#	163,400	2,236,946

		4,894,910

Manufactured Homes — 1.3%
Equity Lifestyle Properties, Inc.	16,650	840,325

Mixed Industrial/Office — 2.7%
Brandywine Realty Trust#	114,000	1,299,600
PS Business Parks, Inc.	10,000	500,500

		1,800,100

Office Property — 11.1%
Boston Properties, Inc.	34,000	2,280,380
Corporate Office Properties Trust	37,800	1,384,614
Highwoods Properties, Inc.#	23,675	789,561
Mack-Cali Realty Corp.	31,900	1,102,783
SL Green Realty Corp.#	33,400	1,678,016

		7,235,354

	Number of Shares	Value†

Regional Malls — 10.4%
Simon Property Group, Inc.#	59,958	$4,784,648
Taubman Centers, Inc.#	35,000	1,256,850
The Macerich Co.#	21,765	782,452

		6,823,950

Storage & Warehousing — 4.6%
Public Storage#	36,615	2,982,292

Strip Centers — 6.4%
Federal Realty Investment Trust	26,700	1,808,124
Kimco Realty Corp.#	148,100	2,003,793
Regency Centers Corp.	10,300	361,118

		4,173,035

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $40,335,916)		48,953,138

SHORT-TERM INVESTMENTS — 1.8%
BlackRock Liquidity Funds TempCash - Institutional Shares	576,206	576,206
BlackRock Liquidity Funds TempFund - Institutional Shares	576,206	576,206

TOTAL SHORT-TERM INVESTMENTS (Cost $1,152,412)		1,152,412

SECURITIES LENDING COLLATERAL — 22.2%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.104%, 01/04/2010 (Cost $14,521,566)	14,521,566	14,521,566

TOTAL INVESTMENTS — 100.0% (Cost $56,657,493)		$65,316,744

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

REIT — Real Estate Investment Trust.

102

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

REIT FUND

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$689,628	$689,628	$—	$—
REAL ESTATE INVESTMENT TRUSTS	48,953,138	48,953,138	—	—
SHORT-TERM INVESTMENTS	1,152,412	1,152,412	—	—
SECURITIES LENDING COLLATERAL	14,521,566	14,521,566	—	—

TOTAL INVESTMENTS	65,316,744	65,316,744	—	—

The accompanying notes are an integral part of these financial statements.

103

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

AGGRESSIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 69.7%
Penn Series Index 500 Fund*	175,058	$1,386,456
Penn Series Large Cap Growth Fund*	50,234	415,937
Penn Series Large Cap Value Fund*	99,033	1,247,811
Penn Series Large Core Growth Fund	99,745	831,874
Penn Series Large Core Value Fund*	197,360	1,663,748
Penn Series Large Growth Stock Fund	20,975	277,291
Penn Series Mid Cap Growth Fund*	69,236	554,582
Penn Series Mid Cap Value Fund*	41,552	415,937
Penn Series Mid Core Value Fund*	48,534	415,937
Penn Series REIT Fund*	64,262	554,583
Penn Series Small Cap Growth Fund*	16,169	277,291
Penn Series Small Cap Index Fund*	47,373	415,937
Penn Series Small Cap Value Fund*	32,803	415,937
Penn Series SMID Cap Growth Fund*	27,674	277,014
Penn Series SMID Cap Value Fund*	56,018	554,583

TOTAL AFFILIATED EQUITY FUNDS (Cost $7,774,537)		9,704,918

AFFILIATED FIXED INCOME FUNDS — 5.0%
Penn Series Quality Bond Fund (Cost $679,255)	63,599	693,228

AFFILIATED INTERNATIONAL EQUITY FUNDS — 24.9%
Penn Series Developed International Index Fund	136,373	1,247,811
Penn Series Emerging Markets Equity Fund	55,905	554,582
Penn Series International Equity Fund	105,300	1,663,748

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $2,861,666)		3,466,141

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds TempCash - Institutional Shares	27,057	27,057
BlackRock Liquidity Funds TempFund - Institutional Shares	27,056	27,056

TOTAL SHORT-TERM INVESTMENTS (Cost $54,113)		54,113

TOTAL INVESTMENTS — 100.0% (Cost $11,369,571)		$13,918,400

†	See Security Valuation Note.
*	Non-income producing security.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$9,704,918	$9,704,918	$—	$—
AFFILIATED FIXED INCOME FUNDS	693,228	693,228	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	3,466,141	3,466,141	—	—
SHORT-TERM INVESTMENTS	54,113	54,113	—	—

TOTAL INVESTMENTS	13,918,400	13,918,400	—	—

The accompanying notes are an integral part of these financial statements.

104

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

MODERATELY AGGRESSIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 58.6%
Penn Series Index 500 Fund*	776,632	$6,150,927
Penn Series Large Cap Growth Fund*	148,573	1,230,186
Penn Series Large Cap Value Fund*	341,718	4,305,649
Penn Series Large Core Growth Fund	295,008	2,460,371
Penn Series Large Core Value Fund*	729,647	6,150,927
Penn Series Large Growth Stock Fund	93,055	1,230,185
Penn Series Mid Cap Growth Fund*	230,372	1,845,278
Penn Series Mid Cap Value Fund*	184,343	1,845,278
Penn Series Mid Core Value Fund*	215,318	1,845,278
Penn Series REIT Fund*	213,821	1,845,278
Penn Series Small Cap Growth Fund*	35,865	615,093
Penn Series Small Cap Index Fund*	210,168	1,845,278
Penn Series Small Cap Value Fund*	145,527	1,845,278
Penn Series SMID Cap Growth Fund*	122,773	1,228,958
Penn Series SMID Cap Value Fund*	186,392	1,845,278

TOTAL AFFILIATED EQUITY FUNDS (Cost $28,303,404)		36,289,242

AFFILIATED FIXED INCOME FUNDS — 19.9%
Penn Series High Yield Bond Fund*	166,017	1,230,186
Penn Series Limited Maturity Bond Fund*	285,558	3,072,608
Penn Series Quality Bond Fund	733,597	7,996,205

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $11,886,007)		12,298,999

AFFILIATED INTERNATIONAL EQUITY FUNDS — 20.8%
Penn Series Developed International Index Fund	537,786	4,920,742
Penn Series Emerging Markets Equity Fund	186,016	1,845,278
Penn Series International Equity Fund	389,299	6,150,927

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $10,483,437)		12,916,947

SHORT-TERM INVESTMENTS — 0.7%
BlackRock Liquidity Funds TempCash - Institutional Shares	219,950	219,950
BlackRock Liquidity Funds TempFund - Institutional Shares	219,949	219,949

TOTAL SHORT-TERM INVESTMENTS (Cost $439,899)		439,899

TOTAL INVESTMENTS — 100.0% (Cost $51,112,747)		$61,945,087

†	See Security Valuation Note.
*	Non-income producing security.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$36,289,242	$36,289,242	$—	$—
AFFILIATED FIXED INCOME FUNDS	12,298,999	12,298,999	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	12,916,947	12,916,947	—	—
SHORT-TERM INVESTMENTS	439,899	439,899	—	—

TOTAL INVESTMENTS	61,945,087	61,945,087	—	—

The accompanying notes are an integral part of these financial statements.

105

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

MODERATE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 44.8%
Penn Series Flexibly Managed Fund	140,911	$3,056,365
Penn Series Index 500 Fund*	900,444	7,131,517
Penn Series Large Cap Value Fund*	404,281	5,093,941
Penn Series Large Core Growth Fund	366,471	3,056,365
Penn Series Large Core Value Fund*	845,969	7,131,517
Penn Series Large Growth Stock Fund	154,128	2,037,576
Penn Series Mid Cap Growth Fund*	254,379	2,037,576
Penn Series Mid Cap Value Fund*	305,331	3,056,365
Penn Series Mid Core Value Fund*	237,757	2,037,576
Penn Series REIT Fund*	236,104	2,037,576
Penn Series Small Cap Growth Fund*	59,405	1,018,788
Penn Series Small Cap Index Fund*	232,070	2,037,576
Penn Series Small Cap Value Fund*	160,692	2,037,576
Penn Series SMID Cap Growth Fund*	203,351	2,035,543
Penn Series SMID Cap Value Fund*	205,816	2,037,576

TOTAL AFFILIATED EQUITY FUNDS (Cost $37,502,169)		45,843,433

AFFILIATED FIXED INCOME FUNDS — 33.9%
Penn Series High Yield Bond Fund*	549,953	4,075,152
Penn Series Limited Maturity Bond Fund*	945,950	10,178,422
Penn Series Quality Bond Fund	1,869,336	20,375,763

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $33,570,926)		34,629,337

AFFILIATED INTERNATIONAL EQUITY FUNDS — 15.9%
Penn Series Developed International Index Fund	668,058	6,112,729
Penn Series Emerging Markets Equity Fund	205,401	2,037,576
Penn Series International Equity Fund	515,842	8,150,305

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $13,828,125)		16,300,610

AFFILIATED MONEY MARKET FUND — 5.0%
Penn Series Money Market Fund (Cost $5,093,980)	5,093,980	5,093,980

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds TempCash - Institutional Shares	191,955	191,955
BlackRock Liquidity Funds TempFund - Institutional Shares	191,954	191,954

TOTAL SHORT-TERM INVESTMENTS (Cost $383,909)		383,909

TOTAL INVESTMENTS — 100.0% (Cost $90,379,109)		$102,251,269

†	See Security Valuation Note.
*	Non-income producing security.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$45,843,433	$45,843,433	$—	$—
AFFILIATED FIXED INCOME FUNDS	34,629,337	34,629,337	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	16,300,610	16,300,610	—	—
AFFILIATED MONEY MARKET FUNDS	5,093,980	5,093,980	—	—
SHORT-TERM INVESTMENTS	383,909	383,909	—	—

TOTAL INVESTMENTS	102,251,269	102,251,269	—	—

The accompanying notes are an integral part of these financial statements.

106

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

MODERATELY CONSERVATIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 30.9%
Penn Series Flexibly Managed Fund	62,225	$1,349,656
Penn Series Index 500 Fund*	340,822	2,699,312
Penn Series Large Cap Value Fund*	107,116	1,349,656
Penn Series Large Core Growth Fund	107,886	899,770
Penn Series Large Core Value Fund*	266,836	2,249,426
Penn Series Large Growth Stock Fund	68,061	899,770
Penn Series Mid Cap Growth Fund*	56,165	449,885
Penn Series Mid Cap Value Fund*	89,887	899,770
Penn Series Mid Core Value Fund*	104,991	899,771
Penn Series Small Cap Index Fund*	102,480	899,771
Penn Series SMID Cap Growth Fund*	44,899	449,436
Penn Series SMID Cap Value Fund*	90,886	899,771

TOTAL AFFILIATED EQUITY FUNDS (Cost $11,162,413)		13,945,994

AFFILIATED FIXED INCOME FUNDS — 48.9%
Penn Series High Yield Bond Fund*	303,566	2,249,426
Penn Series Limited Maturity Bond Fund*	626,581	6,742,013
Penn Series Quality Bond Fund	1,196,942	13,046,673

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $21,295,563)		22,038,112

AFFILIATED INTERNATIONAL EQUITY FUNDS — 10.0%
Penn Series Developed International Index Fund	245,839	2,249,427
Penn Series International Equity Fund	142,369	2,249,426

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $3,725,853)		4,498,853

AFFILIATED MONEY MARKET FUND — 10.0%
Penn Series Money Market Fund (Cost $4,498,889)	4,498,889	4,498,889

SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity Funds TempCash - Institutional Shares	58,474	58,474
BlackRock Liquidity Funds TempFund - Institutional Shares	58,474	58,474

TOTAL SHORT-TERM INVESTMENTS (Cost $116,948)		116,948

TOTAL INVESTMENTS — 100.0% (Cost $40,799,666)		$45,098,796

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$13,945,994	$13,945,994	$—	$—
AFFILIATED FIXED INCOME FUNDS	22,038,112	22,038,112	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	4,498,853	4,498,853	—	—
AFFILIATED MONEY MARKET FUNDS	4,498,889	4,498,889	—	—
SHORT-TERM INVESTMENTS	116,948	116,948	—	—

TOTAL INVESTMENTS	45,098,796	45,098,796	—	—

The accompanying notes are an integral part of these financial statements.

107

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

CONSERVATIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 15.9%
Penn Series Flexibly Managed Fund	43,320	$939,617
Penn Series Index 500 Fund*	197,731	1,566,029
Penn Series Large Core Value Fund*	111,461	939,617
Penn Series Large Growth Stock Fund	47,384	626,412
Penn Series Mid Cap Growth Fund*	39,102	313,206
Penn Series Mid Cap Value Fund*	62,579	626,412

TOTAL AFFILIATED EQUITY FUNDS (Cost $4,181,385)		5,011,293

AFFILIATED FIXED INCOME FUNDS — 63.6%
Penn Series High Yield Bond Fund*	295,876	2,192,441
Penn Series Limited Maturity Bond Fund*	581,626	6,258,300
Penn Series Quality Bond Fund	1,063,176	11,588,616

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $19,324,314)		20,039,357

AFFILIATED INTERNATIONAL EQUITY FUNDS — 5.0%
Penn Series Developed International Index Fund	102,690	939,617
Penn Series International Equity Fund	39,646	626,412

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $1,276,014)		1,566,029

AFFILIATED MONEY MARKET FUND — 14.9%
Penn Series Money Market Fund (Cost $4,698,125)	4,698,125	4,698,125

SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity Funds TempCash - Institutional Shares	88,231	88,231
BlackRock Liquidity Funds TempFund - Institutional Shares	88,230	88,230

TOTAL SHORT-TERM INVESTMENTS (Cost $176,461)		176,461

TOTAL INVESTMENTS — 100.0% (Cost $29,656,299)		$31,491,265

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$5,011,293	$5,011,293	$—	$—
AFFILIATED FIXED INCOME FUNDS	20,039,357	20,039,357	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	1,566,029	1,566,029	—	—
AFFILIATED MONEY MARKET FUND	4,698,125	4,698,125	—	—
SHORT-TERM INVESTMENTS	176,461	176,461	—	—

TOTAL INVESTMENTS	31,491,265	31,491,265	—	—

The accompanying notes are an integral part of these financial statements.

108

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

ASSETS
Investments at value	$168,171,550	$148,157,152	$399,377,586	$102,262,543
Cash	—	—	—	13,190
Interest and dividends receivable	272,860	549,426	2,398,735	1,736,647
Receivable for investment securities sold	—	—	—	95,281
Receivable for capital stock sold	334,774	1,444,167	5,467,824	28,065
Other assets	8,763	3,689	9,975	3,521

Total Assets	168,787,947	150,154,434	407,254,120	104,139,247

LIABILITIES
Cash overdraft	—	16,354	32,707	—
Obligation to return securities lending collateral	—	38,539,625	79,215,161	—
Payable for investment securities purchased	155,758	—	—	40,403
Payable for capital stock redeemed	7,677	59	3,966	395,036
Payable to investment adviser	—	27,689	85,893	43,208
Payable to The Penn Mutual Life Insurance Co.	65,269	39,922	118,221	37,114
Other liabilities	59,557	29,298	73,786	49,699

Total Liabilities	288,261	38,652,947	79,529,734	565,460

NET ASSETS	$168,499,686	$111,501,487	$327,724,386	$103,573,787

Investments at cost	168,171,550	148,733,857	399,632,382	97,504,575

COMPONENTS OF NET ASSETS:
Paid-in Capital	$168,503,490	$112,078,192	$328,199,475	$112,708,207
Undistributed net investment income (loss)	—	—	—	(54,573)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(3,804)	—	(220,293)	(13,836,737)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	—	(576,705)	(254,796)	4,756,890

NET ASSETS	$168,499,686	$111,501,487	$327,724,386	$103,573,787

Shares outstanding, $0.10 par value, 500 million shares authorized	168,490,252

Shares outstanding, $0.10 par value, 250 million shares authorized			30,058,519	13,972,890

Shares outstanding, $0.0001 par value, 250 million shares authorized		10,359,222

NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$10.76	$10.90	$7.41

The accompanying notes are an integral part of these financial statements.

109

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

ASSETS
Investments of affiliated issuers at value	$—	$59,852,496	$—	$—
Investments of unaffiliated issuers at value	1,343,536,462	191,793	164,947,721	36,052,149
Cash	274,498	—	—	—
Interest, dividends and reclaims receivable	3,477,516	31	156,777	21,890
Receivable for investment securities sold	2,798,468	920,713	—	44,639
Receivable from The Penn Mutual Life Insurance Co.	—	—	—	383
Receivable for capital stock sold	648,455	84,412	33,803	2,751
Other assets	47,940	2,460	5,091	1,352

Total Assets	1,350,783,339	61,051,905	165,143,392	36,123,164

LIABILITIES
Call options written, at value	6,099,956	—	—	—
Obligation to return securities lending collateral	31,537,753	—	20,418,367	7,988,395
Payable for investment securities purchased	24,778,797	912,953	270,960	81,615
Payable for capital stock redeemed	102,576	339	1,111,498	154,998
Payable to investment adviser	650,416	—	76,273	12,728
Payable to The Penn Mutual Life Insurance Co.	470,318	10,575	51,833	—
Other liabilities	241,514	13,544	47,355	15,174

Total Liabilities	63,881,330	937,411	21,976,286	8,252,910

NET ASSETS	$1,286,902,009	$60,114,494	$143,167,106	$27,870,254

Investments of affiliated issuers at cost	—	58,976,912	—	—
Investments of unaffiliated issuers at cost	1,188,764,197	191,793	138,858,548	31,028,857
Call options written, premiums received	5,838,310	—	—	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$1,311,790,393	$64,482,454	$198,777,834	$30,737,285
Undistributed net investment income (loss)	(208,428)	—	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(179,190,575)	(5,243,544)	(81,709,964)	(7,890,323)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	154,510,619	875,584	26,099,236	5,023,292

NET ASSETS	$1,286,902,009	$60,114,494	$143,167,106	$27,870,254

Shares outstanding, $0.10 par value, 250 million shares authorized	59,328,360		10,830,074

Shares outstanding, $0.0001 par value, 250 million shares authorized		6,213,994		3,366,459

NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$21.69	$9.67	$13.22	$8.28

The accompanying notes are an integral part of these financial statements.

110

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

ASSETS
Investments at value	$151,424,007	$147,656,837	$166,868,609	$276,447,076
Interest and dividends receivable	39,680	131,468	206,916	335,847
Receivable for capital stock sold	31,493	764,153	41,946	50,753
Other assets	4,878	5,403	5,601	12,754

Total Assets	151,500,058	148,557,861	167,123,072	276,846,430

LIABILITIES
Obligation to return securities lending collateral	24,245,839	4,825,273	16,675,615	25,677,271
Payable for investment securities purchased	—	527,878	—	—
Payable for capital stock redeemed	625,278	342	351,010	1,668,385
Future variation margin payable	—	—	—	49,020
Payable to investment adviser	36,224	72,307	31,574	14,850
Payable to The Penn Mutual Life Insurance Co.	46,172	53,014	55,215	83,635
Other liabilities	36,960	41,069	36,957	69,342

Total Liabilities	24,990,473	5,519,883	17,150,371	27,562,503

NET ASSETS	$126,509,585	$143,037,978	$149,972,701	$249,283,927

Investments at cost	133,102,684	132,346,130	148,239,534	291,867,435

COMPONENTS OF NET ASSETS:
Paid-in Capital	$155,779,061	$182,781,366	$172,863,396	$296,214,750
Undistributed net investment income (loss)	—	(10,414)	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(47,590,799)	(55,043,681)	(41,519,770)	(31,540,656)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	18,321,323	15,310,707	18,629,075	(15,390,167)

NET ASSETS	$126,509,585	$143,037,978	$149,972,701	$249,283,927

Shares outstanding, $0.10 par value, 250 million shares authorized		11,351,765

Shares outstanding, $0.0001 par value, 250 million shares authorized	15,170,149		17,798,864	31,490,756

NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$8.34	$12.60	$8.43	$7.92

The accompanying notes are an integral part of these financial statements.

111

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

ASSETS
Investments at value	$103,057,128	$121,085,270	$50,724,863	$22,352,142
Cash	—	31,272	—	—
Interest and dividends receivable	28,323	113,815	30,921	5,761
Receivable for investment securities sold	378,254	—	248,166	6,933
Receivable for capital stock sold	18,543	17,973	15,279	22,291
Other assets	3,028	3,216	1,852	470

Total Assets	103,485,276	121,251,546	51,021,081	22,387,597

LIABILITIES
Obligation to return securities lending collateral	19,887,573	27,852,018	10,087,095	—
Payable for investment securities purchased	287,276	198,824	229,144	436,450
Payable for capital stock redeemed	317,634	441,367	135,138	114,530
Payable to investment adviser	48,013	42,947	24,302	9,511
Payable to The Penn Mutual Life Insurance Co.	34,162	33,703	14,553	7,584
Other liabilities	16,056	21,115	22,773	13,067

Total Liabilities	20,590,714	28,589,974	10,513,005	581,142

NET ASSETS	$82,894,562	$92,661,572	$40,508,076	$21,806,455

Investments at cost	84,578,823	114,679,487	44,101,752	19,151,873

COMPONENTS OF NET ASSETS:
Paid-in Capital	$87,441,016	$105,217,742	$51,353,866	$18,820,454
Undistributed net investment income (loss)	—	—	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(23,024,759)	(18,961,953)	(17,468,901)	(214,268)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	18,478,305	6,405,783	6,623,111	3,200,269

NET ASSETS	$82,894,562	$92,661,572	$40,508,076	$21,806,455

Shares outstanding, $0.0001 par value, 250 million shares authorized	10,346,552	9,254,464	4,725,800	2,177,537

NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$8.01	$10.01	$8.57	$10.01

The accompanying notes are an integral part of these financial statements.

112

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund

ASSETS
Investments at value	$21,472,050	$101,594,234	$165,253,793	$28,716,370
Interest and dividends receivable	8,957	14,515	239,407	28,997
Receivable for investment securities sold	—	373,183	410,052	—
Receivable from investment adviser	—	—	—	17,111
Receivable for capital stock sold	18,509	383,084	22,313	22,860
Other assets	500	2,796	5,137	575

Total Assets	21,500,016	102,367,812	165,930,702	28,785,913

LIABILITIES
Obligation to return securities lending collateral	—	25,834,092	32,375,229	7,148,543
Payable for investment securities purchased	200,854	260,501	196,249	119,077
Payable for capital stock redeemed	127,361	647	227,229	28,713
Future variation margin payable	—	—	—	7,480
Payable to investment adviser	12,057	46,565	92,543	—
Payable to The Penn Mutual Life Insurance Co.	7,369	27,116	47,965	7,299
Other liabilities	10,597	19,228	39,970	44,183

Total Liabilities	358,238	26,188,149	32,979,185	7,355,295

NET ASSETS	$21,141,778	$76,179,663	$132,951,517	$21,430,618

Investments at cost	18,030,263	91,611,824	159,342,391	27,798,709

COMPONENTS OF NET ASSETS:
Paid-in Capital	$17,880,582	$112,686,834	$156,718,992	$20,892,045
Undistributed net investment income (loss)	—	—	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(180,591)	(46,489,581)	(29,678,877)	(411,429)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	3,441,787	9,982,410	5,911,402	950,002

NET ASSETS	$21,141,778	$76,179,663	$132,951,517	$21,430,618

Shares outstanding, $0.10 par value, 250 million shares authorized		4,442,189	10,483,542

Shares outstanding, $0.0001 par value, 250 million shares authorized	2,135,238			2,441,882

NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$9.90	$17.15	$12.68	$8.78

The accompanying notes are an integral part of these financial statements.

113

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	REIT Fund

ASSETS
Investments at value	$37,740,174	$278,196,809	$106,030,239	$65,316,744
Foreign currency, at value	169,162	—	43,756	—
Interest, dividends and reclaims receivable	61,734	921,607	50,267	183,940
Receivable for investment securities sold	—	—	128,295	—
Receivable from investment adviser	11,466	—	—	—
Receivable for capital stock sold	475,830	88,893	23,040	16,048
Futures variation margin receivable	170,343	—	—	—
Net unrealized appreciation of forward foreign currency contracts	—	382,113	1,164	—
Other assets	926	10,010	3,211	1,773

Total Assets	38,629,635	279,599,432	106,279,972	65,518,505

LIABILITIES
Obligation to return securities lending collateral	—	6,629,000	1,862,500	14,521,566
Payable for investment securities purchased	547	—	680,981	—
Payable for capital stock redeemed	5,809	505,240	385,857	824,719
Payable to investment adviser	—	193,460	41,074	29,633
Payable to The Penn Mutual Life Insurance Co.	12,936	99,846	36,918	17,761
Foreign capital gains tax liability accrued	—	—	318,592	—
Net unrealized depreciation of forward foreign currency contracts	—	1,155,204	—	—
Other liabilities	119,602	109,492	119,600	18,165

Total Liabilities	138,894	8,692,242	3,445,522	15,411,844

NET ASSETS	$38,490,741	$270,907,190	$102,834,450	$50,106,661

Investments at cost	34,393,583	241,529,702	84,154,984	56,657,493
Foreign currency at cost	164,820	—	43,397	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$35,160,286	$314,766,822	$102,562,029	$64,507,826
Undistributed net investment income (loss)	(20,504)	(2,920,963)	(30,797)	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(183)	(76,889,764)	(21,252,029)	(23,060,416)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	3,351,142	35,951,095	21,555,247	8,659,251

NET ASSETS	$38,490,741	$270,907,190	$102,834,450	$50,106,661

Shares outstanding, $0.10 par value, 250 million shares authorized		17,147,200

Shares outstanding, $0.0001 par value, 250 million shares authorized	4,205,261		10,362,411	5,805,701

NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$9.15	$15.80	$9.92	$8.63

The accompanying notes are an integral part of these financial statements.

114

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$13,864,287	$61,505,188	$101,867,360	$44,981,848
Investments of unaffiliated issuers at value	54,113	439,899	383,909	116,948
Interest and dividends receivable	13	69	65	39
Receivable for investment securities sold	104,884	650,403	1,252,569	534,079
Other assets	235	1,081	1,594	782

Total Assets	14,023,532	62,596,640	103,505,497	45,633,696

LIABILITIES
Payable for investment securities purchased	131,497	748,044	1,481,208	565,558
Payable for capital stock redeemed	7,987	14,480	1,293,055	27,206
Payable to investment adviser	155	3,885	8,046	3,272
Payable to The Penn Mutual Life Insurance Co.	4,567	20,873	33,478	15,314
Other liabilities	4,466	9,536	12,421	7,984

Total Liabilities	148,672	796,818	2,828,208	619,334

NET ASSETS	$13,874,860	$61,799,822	$100,677,289	$45,014,362

Investments of affiliated issuers at cost	11,315,458	50,672,848	89,995,200	40,682,718
Investments of affiliated issuers at cost	54,113	439,899	383,909	116,948

COMPONENTS OF NET ASSETS:
Paid-in Capital	$11,474,422	$52,175,164	$89,548,083	$41,377,657
Undistributed net investment income (loss)	—	—	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(148,391)	(1,207,682)	(742,954)	(662,425)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	2,548,829	10,832,340	11,872,160	4,299,130

NET ASSETS	$13,874,860	$61,799,822	$100,677,289	$45,014,362

Shares outstanding, $0.0001 par value, 250 million shares authorized	1,547,813	6,359,441	10,536,574	4,614,902

NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$8.96	$9.72	$9.56	$9.75

The accompanying notes are an integral part of these financial statements.

115

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009

Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$31,314,804
Investments of unaffiliated issuers at value	176,461
Interest and dividends receivable	37
Receivable for investment securities sold	316,503
Receivable for capital stock sold	8,666
Other assets	583

Total Assets	31,817,054

LIABILITIES
Payable for investment securities purchased	394,345
Payable to investment adviser	1,357
Payable to The Penn Mutual Life Insurance Co.	10,181
Other liabilities	6,629

Total Liabilities	412,512

NET ASSETS	$31,404,542

Investments of affiliated issuers at cost	29,479,838
Investments of unaffiliated issuers at cost	176,461

COMPONENTS OF NET ASSETS:
Paid-in Capital	$29,917,370
Undistributed net investment income (loss)	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(347,794)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	1,834,966

NET ASSETS	$31,404,542

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,136,085

NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.01

The accompanying notes are an integral part of these financial statements.

116

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
INVESTMENT INCOME:
Dividends	$293,428	$44,513	$147,952	$123,893
Interest	1,623,370	2,502,299	10,315,362	7,683,528
Income from securities lending	—	1,634	3,550	—

Total Investment Income	1,916,798	2,548,446	10,466,864	7,807,421

EXPENSES
Investment advisory fees	369,047	272,538	837,813	396,556
Administration fees	319,047	136,269	393,907	118,967
Accounting fees	126,349	63,307	150,654	55,488
Director fees and expenses	12,728	4,636	13,121	3,926
Custodian fees and expenses	31,529	11,847	31,208	25,184
Pricing fees	16,443	9,980	19,453	53,641
Professional fees	65,402	23,027	66,167	15,189
Printing fees	37,711	13,393	38,446	9,904
Other expenses	34,200	13,211	38,195	12,770

Total Expenses	1,012,456	548,208	1,588,964	691,625
Less: Waivers and reimbursement from advisor	87,849	—	—	—
Less: Waivers and reimbursement from administrator	3,272	—	—	—

Net Expenses	921,335	548,208	1,588,964	691,625

Net Investment Income (Loss)	995,463	2,000,238	8,877,900	7,115,796

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	7,007	790,480	2,388,977	(3,524,930)
Net realized foreign currency exchange gain (loss)	—	(198,827)	(162,748)	71,460
Change in net unrealized appreciation (depreciation) of investments and foreign currency	—	(899,053)	3,509,886	25,972,526

Net Gain (Loss) on Investment Securities and Foreign Currency	7,007	(307,400)	5,736,115	22,519,056

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,002,470	$1,692,838	$14,614,015	$29,634,852

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
INVESTMENT INCOME:
Dividends	$19,441,059	$110	$1,161,697	$265,964
Dividends received from affiliated funds	—	3,392	—	—
Interest	13,443,494	—	29	289
Income from securities lending	7,604	—	2,598	739
Foreign tax withheld	(74,958)	—	(35,680)	(5,237)

Total Investment Income	32,817,199	3,502	1,128,644	261,755

EXPENSES
Investment advisory fees	6,419,407	—	732,882	124,499
Administration fees	1,604,852	82,209	171,050	33,955
Accounting fees	353,980	9,923	76,490	27,499
Director fees and expenses	56,707	3,115	5,740	1,128
Custodian fees and expenses	157,199	5,375	46,635	47,136
Pricing fees	34,624	3,252	23,147	7,449
Professional fees	215,482	13,233	20,725	4,461
Printing fees	137,241	6,016	13,809	2,790
Other expenses	164,207	10,706	16,956	4,419

Total Expenses	9,143,699	133,829	1,107,434	253,336
Less: Waivers and reimbursement from administrator	—	39,583	—	26,974
Less: Fees paid indirectly	25,925	—	1,604	13,732

Net Expenses	9,117,774	94,246	1,105,830	212,630

Net Investment Income (Loss)	23,699,425	(90,744)	22,814	49,125

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(56,781,890)	(3,817,868)	(11,223,987)	(1,998,481)
Net realized gain (loss) on options	(1,920,465)	—	—	—
Capital gain distributions received from affiliated funds	—	160,297	—	—
Net realized foreign currency exchange gain (loss)	(4,353)	—	(8,751)	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	342,320,364	12,657,083	53,354,222	9,469,017
Change in net unrealized appreciation (depreciation) of written options	(2,792,284)	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	280,821,372	8,999,512	42,121,484	7,470,536

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$304,520,797	$8,908,768	$42,144,298	$7,519,661

The accompanying notes are an integral part of these financial statements.

117

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund
INVESTMENT INCOME:
Dividends	$1,163,648	$2,955,418	$3,151,492	$4,880,884
Interest	380	—	23	900
Income from securities lending	6,016	1,832	3,750	9,241
Foreign tax withheld	(17,016)	(23,472)	(46,572)	—

Total Investment Income	1,153,028	2,933,778	3,108,693	4,891,025

EXPENSES
Investment advisory fees	609,041	720,320	576,731	147,784
Administration fees	163,136	180,080	188,064	316,681
Accounting fees	74,097	79,854	82,617	125,560
Director fees and expenses	5,928	6,000	6,635	11,333
Custodian fees and expenses	24,536	36,251	17,468	42,287
Pricing fees	5,146	7,689	5,920	25,485
Professional fees	23,803	17,835	27,716	46,443
Printing fees	10,684	14,284	12,829	29,090
Other expenses	18,859	30,235	20,334	46,747

Total Expenses	935,230	1,092,548	938,314	791,410
Less: Waivers and reimbursement from advisor	239,184	—	261,282	—
Less: Waivers and reimbursement from administrator	—	—	—	52,489
Less: Fees paid indirectly	88,185	—	—	5,457

Net Expenses	607,861	1,092,548	677,032	733,464

Net Investment Income (Loss)	545,167	1,841,230	2,431,661	4,157,561

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(18,070,344)	(5,858,991)	(25,020,442)	(5,766,063)
Net realized gain (loss) on futures contracts	—	—	—	938,236
Net realized gain (loss) on options	—	56,536	—	—
Net realized foreign currency exchange gain (loss)	—	(6,751)	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	51,776,488	38,899,864	45,755,732	53,428,873
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	(32,262)

Net Gain (Loss) on Investment Securities and Foreign Currency	33,706,144	33,090,658	20,735,290	48,568,784

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,251,311	$34,931,888	$23,166,951	$52,726,345

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
INVESTMENT INCOME:
Dividends	$492,549	$1,087,774	$523,632	$61,093
Interest	942	96	—	1
Income from securities lending	4,619	9,046	5,080	—
Foreign tax withheld	(1,806)	(2,199)	—	—

Total Investment Income	496,304	1,094,717	528,712	61,094

EXPENSES
Investment advisory fees	470,221	396,468	238,281	84,881
Administration fees	100,762	108,128	49,642	16,976
Accounting fees	47,022	50,459	27,500	22,738
Director fees and expenses	3,375	3,458	1,751	343
Custodian fees and expenses	20,709	19,921	53,167	24,596
Pricing fees	8,537	8,180	8,411	7,223
Professional fees	10,945	10,184	6,606	680
Printing fees	7,786	7,948	4,113	605
Other expenses	11,025	11,469	6,400	1,893

Total Expenses	680,382	616,215	395,871	159,935
Less: Waivers and reimbursement from advisor	8,638	—	—	41,102
Less: Fees paid indirectly	25,357	17,353	10,050	8,795

Net Expenses	646,387	598,862	385,821	110,038

Net Investment Income (Loss)	(150,083)	495,855	142,891	(48,944)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(5,016,328)	(13,575,788)	(12,256,648)	69,154
Change in net unrealized appreciation (depreciation) of investments and foreign currency	32,365,656	42,011,465	20,619,735	4,828,887

Net Gain (Loss) on Investment Securities and Foreign Currency	27,349,328	28,435,677	8,363,087	4,898,041

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$27,199,245	$28,931,532	$8,505,978	$4,849,097

The accompanying notes are an integral part of these financial statements.

118

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
INVESTMENT INCOME:
Dividends	$168,950	$183,575	$2,254,847	$186,885
Interest	—	485	172	64
Income from securities lending	—	38,260	21,525	9,055
Foreign tax withheld	(1,640)	—	(1,498)	(41)

Total Investment Income	167,310	222,320	2,275,046	195,963

EXPENSES
Investment advisory fees	111,153	467,847	963,572	39,680
Administration fees	17,550	92,305	170,042	19,840
Accounting fees	22,738	43,083	76,387	22,738
Director fees and expenses	365	3,020	6,166	565
Custodian fees and expenses	13,868	42,663	37,544	92,141
Pricing fees	8,333	8,031	12,743	86,515
Professional fees	844	9,330	21,813	1,417
Printing fees	685	7,101	14,782	920
Other expenses	1,957	9,569	19,112	1,547

Total Expenses	177,493	682,949	1,322,161	265,363
Less: Waivers and reimbursement from advisor	44,109	—	21,989	192,617
Less: Fees paid indirectly	1,020	46,919	—	1,051

Net Expenses	132,364	636,030	1,300,172	71,695

Net Investment Income (Loss)	34,946	(413,710)	974,874	124,268

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	111,872	3,411,899	(13,847,185)	(406,536)
Net realized gain (loss) on futures contracts	—	—	—	92,629
Change in net unrealized appreciation (depreciation) of investments and foreign currency	4,799,238	25,191,317	42,089,320	3,952,900
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	21,101

Net Gain (Loss) on Investment Securities and Foreign Currency	4,911,110	28,603,216	28,242,135	3,660,094

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,946,056	$28,189,506	$29,217,009	$3,784,362

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	REIT Fund
INVESTMENT INCOME:
Dividends	$686,783	$7,646,639	$1,601,361	$1,476,345
Interest	259	—	1,369	14
Income from securities lending	—	988	308	1,688
Foreign tax withheld	(55,875)	(560,306)	(171,680)	(380)

Total Investment Income	631,167	7,087,321	1,431,358	1,477,667

EXPENSES
Investment advisory fees	66,328	1,908,175	867,966	262,947
Administration fees	33,164	336,737	110,334	56,346
Accounting fees	39,690	154,695	58,821	29,493
Director fees and expenses	834	11,417	3,400	1,880
Custodian fees and expenses	91,864	276,995	498,107	14,832
Pricing fees	236,579	34,214	53,810	5,691
Professional fees	3,049	60,625	12,586	6,338
Printing fees	1,887	27,480	5,855	4,428
Other expenses	2,181	36,431	10,355	6,441

Total Expenses	475,576	2,846,769	1,621,234	388,396
Less: Waivers and reimbursements from advisor	345,131	—	459,043	—
Less: Fees paid indirectly	181	8,975	—	9,667

Net Expenses	130,264	2,837,794	1,162,191	378,729

Net Investment Income (Loss)	500,903	4,249,527	269,167	1,098,938

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(88,673)	(31,776,387)	(6,732,938)	(7,497,940)
Net realized gain (loss) on futures contracts	235,598	—	—	—
Net realized foreign currency exchange gain (loss)	44,268	4,494,565	96,550	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	5,931,815	70,945,868	43,683,765	18,970,758
Change in net unrealized appreciation (depreciation) of futures contracts	(9,628)	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	6,113,380	43,664,046	37,047,377	11,472,818

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,614,283	$47,913,573	$37,316,544	$12,571,756

The accompanying notes are an integral part of these financial statements.

119

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund

INVESTMENT INCOME:
Dividends	$112	$1,382	$8,728	$8,515
Dividends received from affiliated funds	12,989	49,793	56,017	19,868
Interest	7	1	123	—

Total Investment Income	13,108	51,176	64,868	28,383

EXPENSES
Investment advisory fees	7,547	34,553	54,643	25,261
Administration fees	11,321	51,829	77,451	37,892
Accounting fees	9,923	9,923	9,923	9,923
Director fees and expenses	191	1,195	1,637	879
Custodian fees and expenses	1,713	5,326	7,279	4,029
Pricing fees	4,482	4,578	4,611	4,469
Professional fees	—	4,704	7,091	3,325
Printing fees	—	2,633	4,107	1,939
Other expenses	1,157	2,998	3,405	2,468

Total Expenses	36,334	117,739	170,147	90,185
Less: Waivers and reimbursement from advisor	11,429	3,989	129	6,823

Net Expenses	24,905	113,750	170,018	83,362

Net Investment Income (Loss)	(11,797)	(62,574)	(105,150)	(54,979)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(36,048)	(807,375)	(25,820)	(293,702)
Capital gain distributions received from affiliated funds	3,365	33,710	77,129	51,094
Change in net unrealized appreciation (depreciation) of investments and foreign currency	2,525,026	10,901,580	12,217,600	4,735,299

Net Gain (Loss) on Investment Securities and Foreign Currency	2,492,343	10,127,915	12,268,909	4,492,691

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,480,546	$10,065,341	$12,163,759	$4,437,712

	Conservative Allocation Fund

INVESTMENT INCOME:
Dividends	$12,498
Dividends received from affiliated funds	8,954

Total Investment Income	21,452

EXPENSES
Investment advisory fees	18,599
Administration fees	27,898
Accounting fees	9,923
Director fees and expenses	631
Custodian fees and expenses	2,990
Pricing fees	4,005
Professional fees	2,294
Printing fees	1,481
Other expenses	2,379

Total Expenses	70,200
Less: Waivers and reimbursement from advisor	8,824

Net Expenses	61,376

Net Investment Income (Loss)	(39,924)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	9,189
Capital gain distributions received from affiliated funds	42,769
Change in net unrealized appreciation (depreciation) of investments and foreign currency	2,098,065

Net Gain (Loss) on Investment Securities and Foreign Currency	2,150,023

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,110,099

The accompanying notes are an integral part of these financial statements.

120

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Money Market Fund		Limited Maturity Bond Fund
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$995,463	$4,140,751	$2,000,238	$2,195,238
Net realized gains (loss) from investment transactions	7,007	—	790,480	1,027,913
Net realized foreign exchange gain (loss)	—	—	(198,827)	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	—	—	(899,053)	147,569

Net Increase (Decrease) in Net Assets Resulting from Operations	1,002,470	4,140,751	1,692,838	3,370,720

Distributions from:
Net investment income	(995,463)	(4,140,751)	—	(2,563,535)
Net short-term gains	—	—	—	—
Net long-term gains	—	—	—	—

Total Distributions	(995,463)	(4,140,751)	—	(2,563,535)

Capital Share Transactions (1):
Shares issued	89,878,174	192,372,168	57,598,395	33,804,516
Shares issued in lieu of cash distributions	995,463	4,140,751	—	2,563,535
Shares redeemed	(136,353,939)	(78,556,993)	(23,449,526)	(19,038,405)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(45,480,302)	117,955,926	34,148,869	17,329,646

Total Increase (Decrease)	(45,473,295)	117,955,926	35,841,707	18,136,831

Net Assets:
Beginning of period	213,972,981	96,017,055	75,659,780	57,522,949

End of Period	$168,499,686	$213,972,981	$111,501,487	$75,659,780

Undistributed net investment income (loss)	$—	$14,045	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	89,878,174	192,372,168	5,403,381	3,185,772
Shares issued in lieu of cash distributions	995,463	4,140,751	—	242,048
Shares redeemed	(136,353,939)	(78,556,993)	(2,204,640)	(1,795,531)

	(45,480,302)	117,955,926	3,198,741	1,632,289

	Quality Bond Fund		High Yield Bond Fund
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,877,900	$9,225,433	$7,115,796	$6,275,122
Net realized gains (loss) from investment transactions	2,388,977	8,209,227	(3,524,930)	(6,621,974)
Net realized foreign exchange gain (loss)	(162,748)	—	71,460	(1,072)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	3,509,886	(7,065,975)	25,972,526	(18,631,658)

Net Increase (Decrease) in Net Assets Resulting from Operations	14,614,015	10,368,685	29,634,852	(18,979,582)

Distributions from:
Net investment income	(43,685)	(10,572,538)	—	(7,276,575)
Net short-term gains	(2,064,299)	(2,203,296)	—	—
Net long-term gains	—	(1,532,948)	—	—

Total Distributions	(2,107,984)	(14,308,782)	—	(7,276,575)

Capital Share Transactions (1):
Shares issued	129,551,561	86,501,853	29,422,586	10,609,021
Shares issued in lieu of cash distributions	2,107,984	14,308,782	—	7,276,575
Shares redeemed	(38,171,129)	(58,751,813)	(13,478,636)	(20,085,703)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	93,488,416	42,058,822	15,943,950	(2,200,107)

Total Increase (Decrease)	105,994,447	38,118,725	45,578,802	(28,456,264)

Net Assets:
Beginning of period	221,729,939	183,611,214	57,994,985	86,451,249

End of Period	$327,724,386	$221,729,939	$103,573,787	$57,994,985

Undistributed net investment income (loss)	$—	$43,561	$(54,573)	$(995)

(1) Shares Issued and Redeemed:
Shares issued	12,067,766	8,105,009	4,727,472	1,547,699
Shares issued in lieu of cash distributions	193,039	1,375,706	—	1,403,636
Shares redeemed	(3,600,027)	(5,570,633)	(2,227,747)	(2,885,515)

	8,660,778	3,910,082	2,499,725	65,820

The accompanying notes are an integral part of these financial statements.

121

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Flexibly Managed Fund		Balanced Fund
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	For the period 8/25/08 through 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$23,699,425	$26,958,126	$(90,744)	$1,997,994
Capital gain distributions received from affiliated funds	—	—	160,297	371,892
Net realized gains (loss) from investment transactions	(56,781,890)	(118,706,817)	(3,817,868)	(1,578,260)
Net realized gains (loss) on written options	(1,920,465)	400,143	—	—
Net realized foreign exchange gain (loss)	(4,353)	(91,533)	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	339,528,080	(291,968,905)	12,657,083	(11,781,499)
Net change in unrealized appreciation (depreciation) of written options	—	2,530,638	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	304,520,797	(380,878,348)	8,908,768	(10,989,873)

Distributions from:
Net investment income	(171,067)	(33,190,762)	—	(2,217,672)
Net short-term gains	—	(3,272,056)	—	—
Net long-term gains	—	(12,510,598)	—	—

Total Distributions	(171,067)	(48,973,416)	—	(2,217,672)

Capital Share Transactions (1):
Shares issued	144,285,626	96,245,051	5,931,184	77,873,944
Shares issued in lieu of cash distributions	171,067	48,973,416	—	2,217,672
Shares redeemed	(110,411,240)	(207,612,907)	(11,147,892)	(10,461,637)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	34,045,453	(62,394,440)	(5,216,708)	69,629,979

Total Increase (Decrease)	338,395,183	(492,246,204)	3,692,060	56,422,434
Net Assets:
Beginning of period	948,506,826	1,440,753,030	56,422,434	—

End of Period	$1,286,902,009	$948,506,826	$60,114,494	$56,422,434

Undistributed net investment income (loss)	$(208,428)	$63,773	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	7,731,228	4,616,001	674,700	7,806,802
Shares issued in lieu of cash distributions	8,357	2,754,893	—	272,776
Shares redeemed	(6,512,017)	(10,001,099)	(1,346,217)	(1,194,067)

	1,227,568	(2,630,205)	(671,517)	6,885,511

	Large Growth Stock Fund		Large Cap Growth Fund
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$22,814	$304,986	$49,125	$46,343
Net realized gains (loss) from investment transactions	(11,223,987)	(12,587,411)	(1,998,481)	(5,847,780)
Net realized foreign exchange gain (loss)	(8,751)	(32,276)	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	53,354,222	(52,223,386)	9,469,017	(6,815,042)

Net Increase (Decrease) in Net Assets Resulting from Operations	42,144,298	(64,538,087)	7,519,661	(12,616,479)

Distributions from:
Net investment income	(11,926)	(272,842)	—	(91,794)
Net short-term gains	—	—	—	(13,447)
Net long-term gains	—	—	—	(405,469)

Total Distributions	(11,926)	(272,842)	—	(510,710)

Capital Share Transactions (1):
Shares issued	27,367,200	17,262,868	11,555,451	5,358,315
Shares issued in lieu of cash distributions	11,926	272,842	—	510,710
Shares redeemed	(16,196,234)	(15,811,933)	(8,742,045)	(4,755,699)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	11,182,892	1,723,777	2,813,406	1,113,326

Total Increase (Decrease)	53,315,264	(63,087,152)	10,333,067	(12,013,863)
Net Assets:
Beginning of period	89,851,842	152,938,994	17,537,187	29,551,050

End of Period	$143,167,106	$89,851,842	$27,870,254	$17,537,187

Undistributed net investment income (loss)	$—	$26	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	2,631,614	1,339,281	1,716,867	687,317
Shares issued in lieu of cash distributions	1,001	29,146	—	64,431
Shares redeemed	(1,512,659)	(1,240,142)	(1,265,182)	(528,365)

	1,119,956	128,285	451,685	223,383

The accompanying notes are an integral part of these financial statements.

122

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Core Growth Fund		Large Cap Value Fund
	Year Ended 12/31/09	For the period 8/25/08 through 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$545,167	$284,768	$1,841,230	$2,351,869
Net realized gains (loss) from investment transactions	(18,070,344)	(29,520,455)	(5,858,991)	(48,969,287)
Net realized gains (loss) on written options	—	—	56,536	—
Net realized foreign exchange gain (loss)	—	—	(6,751)	22,108
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	51,776,488	(33,455,165)	38,899,864	(43,761,598)

Net Increase (Decrease) in Net Assets Resulting from Operations	34,251,311	(62,690,852)	34,931,888	(90,356,908)

Distributions from:
Net investment income	(52,002)	(232,885)	—	(2,744,954)
Net short-term gains	—	—	—	—
Net long-term gains	—	—	—	(1,397,464)

Total Distributions	(52,002)	(232,885)	—	(4,142,418)

Capital Share Transactions (1):
Shares issued	17,391,585	172,449,720	20,524,497	10,385,292
Shares issued in lieu of cash distributions	52,002	232,885	—	4,142,418
Shares redeemed	(25,229,517)	(9,662,662)	(19,034,064)	(33,364,356)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(7,785,930)	163,019,943	1,490,433	(18,836,646)

Total Increase (Decrease)	26,413,379	100,096,206	36,422,321	(113,335,972)
Net Assets:
Beginning of period	100,096,206	—	106,615,657	219,951,629

End of Period	$126,509,585	$100,096,206	$143,037,978	$106,615,657

Undistributed net investment income (loss)	$—	$51,883	$(10,414)	$—
(1) Shares Issued and Redeemed:
Shares issued	2,594,450	17,604,543	1,913,238	818,744
Shares issued in lieu of cash distributions	6,780	39,472	—	401,777
Shares redeemed	(3,732,835)	(1,342,261)	(1,872,078)	(2,369,664)

	(1,131,605)	16,301,754	41,160	(1,149,143)

	Large Core Value Fund		Index 500 Fund
	Year Ended 12/31/09	For the period 8/25/08 through 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,431,661	$1,059,140	$4,157,561	$4,545,519
Net realized gains (loss) from investment transactions	(25,020,442)	(16,499,328)	(5,766,063)	(4,444,843)
Net realized gains (loss) on futures contracts	—	—	938,236	(1,645,921)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	45,755,732	(27,126,657)	53,396,611	(100,934,857)

Net Increase (Decrease) in Net Assets Resulting from Operations	23,166,951	(42,566,845)	52,726,345	(102,480,102)

Distributions from:
Net investment income	—	(1,108,501)	—	(5,478,587)
Net short-term gains	—	—	—	—
Net long-term gains	—	—	—	—

Total Distributions	—	(1,108,501)	—	(5,478,587)

Capital Share Transactions (1):
Shares issued	33,889,272	167,096,636	44,948,574	77,405,094
Shares issued in lieu of cash distributions	—	1,108,501	—	5,478,587
Shares redeemed	(21,250,197)	(10,363,116)	(43,468,848)	(34,309,335)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	12,639,075	157,842,021	1,479,726	48,574,346

Total Increase (Decrease)	35,806,026	114,166,675	54,206,071	(59,384,343)
Net Assets:
Beginning of period	114,166,675	—	195,077,856	254,462,199

End of Period	$149,972,701	$114,166,675	$249,283,927	$195,077,856

Undistributed net investment income (loss)	$—	$—	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	4,949,595	16,950,397	7,067,319	9,331,787
Shares issued in lieu of cash distributions	—	159,957	—	868,224
Shares redeemed	(2,957,920)	(1,303,165)	(6,651,966)	(4,281,678)

	1,991,675	15,807,189	415,353	5,918,333

The accompanying notes are an integral part of these financial statements.

123

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(150,083)	$(175,616)	$495,855	$854,692
Net realized gains (loss) from investment transactions	(5,016,328)	(17,736,341)	(13,575,788)	(4,563,374)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	32,365,656	(36,337,720)	42,011,465	(51,378,796)

Net Increase (Decrease) in Net Assets Resulting from Operations	27,199,245	(54,249,677)	28,931,532	(55,087,478)

Distributions from:
Net investment income	—	—	—	(887,134)
Net short-term gains	—	—	—	—
Net long-term gains	—	—	—	—

Total Distributions	—	—	—	(887,134)

Capital Share Transactions (1):
Shares issued	14,266,003	16,903,667	16,261,843	11,688,277
Shares issued in lieu of cash distributions	—	—	—	887,134
Shares redeemed	(16,317,822)	(17,544,498)	(13,039,084)	(21,812,186)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,051,819)	(640,831)	3,222,759	(9,236,775)

Total Increase (Decrease)	25,147,426	(54,890,508)	32,154,291	(65,211,387)

Net Assets:
Beginning of period	57,747,136	112,637,644	60,507,281	125,718,668

End of Period	$82,894,562	$57,747,136	$92,661,572	$60,507,281

Undistributed net investment income (loss)	$—	$2,030	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	2,295,270	2,163,915	2,058,714	1,246,622
Shares issued in lieu of cash distributions	—	—	—	138,615
Shares redeemed	(2,599,500)	(2,143,473)	(1,688,705)	(2,079,589)

	(304,230)	20,442	370,009	(694,352)

	Mid Core Value Fund		SMID Cap Growth Fund
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	For the period 8/25/08 through 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$142,891	$599,896	$(48,944)	$(5,299)
Net realized gains (loss) from investment transactions	(12,256,648)	(5,027,046)	69,154	(215,543)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	20,619,735	(14,836,233)	4,828,887	(1,628,618)

Net Increase (Decrease) in Net Assets Resulting from Operations	8,505,978	(19,263,383)	4,849,097	(1,849,460)

Distributions from:
Net investment income	—	(686,352)	—	—
Net short-term gains	—	(53,394)	—	—
Net long-term gains	—	(1,223,971)	—	—

Total Distributions	—	(1,963,717)	—	—

Capital Share Transactions (1):
Shares issued	10,505,017	10,162,094	15,394,931	6,255,973
Shares issued in lieu of cash distributions	—	1,963,717	—	—
Shares redeemed	(8,397,644)	(9,468,559)	(2,687,708)	(156,378)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,107,373	2,657,252	12,707,223	6,099,595

Total Increase (Decrease)	10,613,351	(18,569,848)	17,556,320	4,250,135

Net Assets:
Beginning of period	29,894,725	48,464,573	4,250,135	—

End of Period	$40,508,076	$29,894,725	$21,806,455	$4,250,135

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	1,486,885	1,051,681	1,854,427	675,217
Shares issued in lieu of cash distributions	—	244,137	—	—
Shares redeemed	(1,160,114)	(1,010,713)	(329,958)	(22,149)

	326,771	285,105	1,524,469	653,068

The accompanying notes are an integral part of these financial statements.

124

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	SMID Cap Value Fund		Small Cap Growth Fund
	Year Ended 12/31/09	For the period 8/25/08 through 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$34,946	$20,837	$(413,710)	$(415,821)
Net realized gains (loss) from investment transactions	111,872	(292,463)	3,411,899	(12,166,568)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	4,799,238	(1,357,451)	25,191,317	(35,155,366)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,946,056	(1,629,077)	28,189,506	(47,737,755)

Distributions from:
Net investment income	—	(22,697)	—	—
Net short-term gains	—	—	—	—
Net long-term gains	—	—	—	—

Total Distributions	—	(22,697)	—	—

Capital Share Transactions (1):
Shares issued	13,614,207	6,553,759	13,677,627	9,716,556
Shares issued in lieu of cash distributions	—	22,697	—	—
Shares redeemed	(2,170,933)	(172,234)	(13,695,757)	(13,564,203)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	11,443,274	6,404,222	(18,130)	(3,847,647)

Total Increase (Decrease)	16,389,330	4,752,448	28,171,376	(51,585,402)
Net Assets:
Beginning of period	4,752,448	—	48,008,287	99,593,689

End of Period	$21,141,778	$4,752,448	$76,179,663	$48,008,287

Undistributed net investment income (loss)	$—	$—	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	1,709,964	716,275	1,007,579	672,450
Shares issued in lieu of cash distributions	—	3,557	—	—
Shares redeemed	(273,546)	(21,012)	(1,006,346)	(834,134)

	1,436,418	698,820	1,233	(161,684)

	Small Cap Value Fund		Small Cap Index Fund
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	For the period 8/25/08 through 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$974,874	$955,269	$124,268	$46,818
Net realized gains (loss) from investment transactions	(13,847,185)	(15,329,054)	(406,536)	(23,328)
Net realized gains (loss) on futures contracts	—	—	92,629	(74,194)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	42,089,320	(27,360,676)	3,974,001	(3,023,999)

Net Increase (Decrease) in Net Assets Resulting from Operations	29,217,009	(41,734,461)	3,784,362	(3,074,703)

Distributions from:
Net investment income	—	(1,214,133)	—	(48,012)
Net short-term gains	—	—	—	—
Net long-term gains	—	(2,031,742)	—	—

Total Distributions	—	(3,245,875)	—	(48,012)

Capital Share Transactions (1):
Shares issued	18,456,072	13,149,922	11,036,584	11,457,845
Shares issued in lieu of cash distributions	—	3,245,875	—	48,012
Shares redeemed	(24,057,085)	(32,083,844)	(1,598,547)	(174,923)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,601,013)	(15,688,047)	9,438,037	11,330,934

Total Increase (Decrease)	23,615,996	(60,668,383)	13,222,399	8,208,219
Net Assets:
Beginning of period	109,335,521	170,003,904	8,208,219	—

End of Period	$132,951,517	$109,335,521	$21,430,618	$8,208,219

Undistributed net investment income (loss)	$—	$—	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	1,868,556	1,094,907	1,484,231	1,196,242
Shares issued in lieu of cash distributions	—	281,696	—	7,386
Shares redeemed	(2,333,429)	(2,511,359)	(220,849)	(25,128)

	(464,873)	(1,134,756)	1,263,382	1,178,500

The accompanying notes are an integral part of these financial statements.

125

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Developed International Index Fund		International Equity Fund
	Year Ended 12/31/09	For the period 8/25/08 through 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$500,903	$69,060	$4,249,527	$4,056,910
Net realized gains (loss) from investment transactions	(88,673)	(47,595)	(31,776,387)	(44,181,123)
Net realized gains (loss) on futures contracts	235,598	(51,822)	—	—
Net realized foreign exchange gain (loss)	44,268	(45,957)	4,494,565	(5,761,564)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	5,922,187	(2,571,045)	70,945,868	(111,414,419)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,614,283	(2,647,359)	47,913,573	(157,300,196)

Distributions from:
Net investment income	(2,762)	(50,298)	(2,672,251)	(6,822,251)
Net short-term gains	—	—	—	(1,286,909)
Net long-term gains	—	—	—	(10,934,162)

Total Distributions	(2,762)	(50,298)	(2,672,251)	(19,043,322)

Capital Share Transactions (1):
Shares issued	22,761,181	15,039,405	40,133,911	42,850,044
Shares issued in lieu of cash distributions	2,762	50,298	2,672,251	19,043,322
Shares redeemed	(3,085,904)	(190,865)	(30,257,190)	(53,761,359)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	19,678,039	14,898,838	12,548,972	8,132,007

Total Increase (Decrease)	26,289,560	12,201,181	57,790,294	(168,211,511)
Net Assets:
Beginning of period	12,201,181	—	213,116,896	381,328,407

End of Period	$38,490,741	$12,201,181	$270,907,190	$213,116,896

Undistributed net investment income (loss)	$(20,504)	$(27,195)	$(2,920,963)	$(7,862,401)
(1) Shares Issued and Redeemed:
Shares issued	2,906,271	1,734,452	3,041,239	2,353,482
Shares issued in lieu of cash distributions	309	7,237	181,662	1,223,861
Shares redeemed	(416,093)	(26,915)	(2,319,427)	(3,161,500)

	2,490,487	1,714,774	903,474	415,843

	Emerging Markets Equity Fund		REIT Fund
	Year Ended 12/31/09	For the period 8/25/08 through 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$269,167	$8,918	$1,098,938	$1,065,206
Net realized gains (loss) from investment transactions	(6,732,938)	(14,718,280)	(7,497,940)	(15,168,344)
Net realized foreign exchange gain (loss)	96,550	163,525	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	43,683,765	(22,128,518)	18,970,758	(4,970,582)

Net Increase (Decrease) in Net Assets Resulting from Operations	37,316,544	(36,674,355)	12,571,756	(19,073,720)

Distributions from:
Net investment income	(15,160)	(200,401)	—	(1,065,206)
Net short-term gains	—	—	—	—
Net long-term gains	—	—	—	—
Return of Capital	—	—	—	(672,812)

Total Distributions	(15,160)	(200,401)	—	(1,738,018)

Capital Share Transactions (1):
Shares issued	28,295,994	101,031,258	13,415,409	12,032,853
Shares issued in lieu of cash distributions	15,160	200,401	—	1,738,018
Shares redeemed	(14,981,978)	(12,153,013)	(9,120,733)	(13,403,159)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	13,329,176	89,078,646	4,294,676	367,712

Total Increase (Decrease)	50,630,560	52,203,890	16,866,432	(20,444,026)
Net Assets:
Beginning of period	52,203,890	—	33,240,229	53,684,255

End of Period	$102,834,450	$52,203,890	$50,106,661	$33,240,229

Undistributed net investment income (loss)	$(30,797)	$(27,958)	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	3,614,729	10,393,890	2,269,449	1,318,519
Shares issued in lieu of cash distributions	1,686	34,315	—	279,424
Shares redeemed	(1,971,188)	(1,711,021)	(1,338,040)	(1,196,923)

	1,645,227	8,717,184	931,409	401,020

The accompanying notes are an integral part of these financial statements.

126

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	Year Ended 12/31/09	For the period 8/25/08 through 12/31/08	Year Ended 12/31/09	For the period 8/25/08 through 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(11,797)	$21,001	$(62,574)	$206,795
Capital gain distributions received from affiliated funds	3,365	2,789	33,710	24,937
Net realized gains (loss) from investment transactions	(36,048)	(38,704)	(807,375)	(183,683)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	2,525,026	23,803	10,901,580	(69,240)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,480,546	8,889	10,065,341	(21,191)

Distributions from:
Net investment income	—	(21,817)	—	(219,183)
Net short-term gains	(1,393)	(58)	(4,143)	—
Net long-term gains	—	(1,529)	(5,968)	(4,691)

Total Distributions	(1,393)	(23,404)	(10,111)	(223,874)

Capital Share Transactions (1):
Shares issued	11,372,688	1,525,679	46,958,428	11,784,237
Shares issued in lieu of cash distributions	1,393	23,404	10,111	223,874
Shares redeemed	(1,487,037)	(25,905)	(6,880,176)	(106,817)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	9,887,044	1,523,178	40,088,363	11,901,294

Total Increase (Decrease)	12,366,197	1,508,663	50,143,593	11,656,229
Net Assets:
Beginning of period	1,508,663	—	11,656,229	—

End of Period	$13,874,860	$1,508,663	$61,799,822	$11,656,229

Undistributed net investment income (loss)	$—	$—	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	1,518,011	217,258	5,724,783	1,511,737
Shares issued in lieu of cash distributions	166	3,421	1,099	29,692
Shares redeemed	(187,413)	(3,630)	(892,650)	(15,220)

	1,330,764	217,049	4,833,232	1,526,209

	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	Year Ended 12/31/09	For the period 8/25/08 through 12/31/08	Year Ended 12/31/09	For the period 8/25/08 through 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(105,150)	$273,097	$(54,979)	$210,837
Capital gain distributions received from affiliated funds	77,129	39,122	51,094	34,507
Net realized gains (loss) from investment transactions	(25,820)	(315,873)	(293,702)	(297,626)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	12,217,600	(345,440)	4,735,299	(436,169)

Net Increase (Decrease) in Net Assets Resulting from Operations	12,163,759	(349,094)	4,437,712	(488,451)

Distributions from:
Net investment income	—	(293,044)	(34)	(229,312)
Net short-term gains	(4,760)	—	—	(12,107)
Net long-term gains	(8,613)	(5,879)	—	(3,385)

Total Distributions	(13,373)	(298,923)	(34)	(244,804)

Capital Share Transactions (1):
Shares issued	79,757,300	14,369,353	37,768,370	10,607,875
Shares issued in lieu of cash distributions	13,373	298,923	34	244,804
Shares redeemed	(4,488,009)	(776,020)	(5,504,887)	(1,806,257)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	75,282,664	13,892,256	32,263,517	9,046,422

Total Increase (Decrease)	87,433,050	13,244,239	36,701,195	8,313,167
Net Assets:
Beginning of period	13,244,239	—	8,313,167	—

End of Period	$100,677,289	$13,244,239	$45,014,362	$8,313,167

Undistributed net investment income (loss)	$—	$—	$—	$14
(1) Shares Issued and Redeemed:
Shares issued	9,375,857	1,726,692	4,222,808	1,169,839
Shares issued in lieu of cash distributions	1,463	38,079	4	29,318
Shares redeemed	(511,350)	(94,167)	(598,032)	(209,035)

	8,865,970	1,670,604	3,624,780	990,122

The accompanying notes are an integral part of these financial statements.

127

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Conservative Allocation Fund
	Year Ended 12/31/09	For the period 8/25/08 through 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(39,924)	$230,133
Capital gain distributions received from affiliated funds	42,769	37,372
Net realized gains (loss) from investment transactions	9,189	(130,736)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	2,098,065	(263,099)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,110,099	(126,330)

Distributions from:
Net investment income	(161)	(251,432)
Net short-term gains	(2,271)	—
Net long-term gains	(13,284)	(1,124)

Total Distributions	(15,716)	(252,556)

Capital Share Transactions (1):
Shares issued	29,027,721	9,551,514
Shares issued in lieu of cash distributions	15,716	252,556
Shares redeemed	(7,872,531)	(1,285,931)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	21,170,906	8,518,139

Total Increase (Decrease)	23,265,289	8,139,253

Net Assets:
Beginning of period	8,139,253	—

End of Period	$31,404,542	$8,139,253

Undistributed net investment income (loss)	$—	$152

(1) Shares Issued and Redeemed:
Shares issued	3,060,916	1,012,235
Shares issued in lieu of cash distributions	1,599	27,968
Shares redeemed	(826,095)	(140,538)

	2,236,420	899,665

The accompanying notes are an integral part of these financial statements.

128

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MONEY MARKET FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]		2008 [1]	2007	2006	2005
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income (loss)	—	(a)	0.03	0.05	0.05	0.03
Net realized and unrealized gain (loss) on investment transactions	—		—	—	—	—

Total from investment operations	—		0.03	0.05	0.05	0.03

Less distributions:
Net investment income	—	(a)	(0.03)	(0.05)	(0.05)	(0.03)

Total distributions	—		(0.03)	—	—	—

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total return [2,3]	0.44%		2.68%	4.98%	4.66%	2.81%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$168,500		$213,973	$96,017	$76,350	$72,885

Ratio of net expenses to average net assets	0.43%		0.46%	0.49%	0.50%	0.50%

Ratio of total expenses to average net assets	0.48%		0.46%	0.49%	0.50%	0.50%

Ratio of net investment income (loss) to average net assets	0.47%		2.57%	4.88%	4.57%	2.74%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]

The Fund’s total return calculation includes a payment by an affiliate. Excluding the effect of this payment from the Fund’s ending net asset value per share, total return for the year ended December 31, 2008 would have been 2.39%.

(a)	Distributions were less than one penny per share.

LIMITED MATURITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]	2008 [1]	2007	2006	2005
Net asset value, beginning of period	$10.57	$10.41	$10.28	$10.25	$10.45

Income from investment operations:
Net investment income (loss)	0.23	0.34	0.41	0.45	0.37
Net realized and unrealized gain (loss) on investment transactions	(0.04)	0.18	0.13	0.01	(0.15)

Total from investment operations	0.19	0.52	0.54	0.46	0.22

Less distributions:
Net investment income	—	(0.36)	(0.41)	(0.43)	(0.42)

Total distributions	—	(0.36)	(0.41)	(0.43)	(0.42)

Net asset value, end of period	$10.76	$10.57	$10.41	$10.28	$10.25

Total return [2]	1.89%	5.03%	5.22%	4.49%	2.14%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$111,501	$75,660	$57,523	$42,867	$60,979

Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.62%	0.61%

Ratio of net investment income (loss) to average net assets	2.20%	3.24%	4.55%	3.91%	3.42%

Portfolio turnover rate	64%	106%	39%	78%	300%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

129

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

QUALITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]	2008 [1]	2007	2006	2005
Net asset value, beginning of period	$10.36	$10.50	$10.31	$10.18	$10.54

Income from investment operations:
Net investment income (loss)	0.36	0.47	0.47	0.46	0.40
Net realized and unrealized gain (loss) on investment transactions	0.26	0.07	0.18	0.08	(0.14)

Total from investment operations	0.62	0.54	0.65	0.54	0.26

Less distributions:
Net investment income	— (a)	(0.50)	(0.46)	(0.41)	(0.45)
Net realized gains	(0.08)	(0.18)	—	—	(0.17)

Total distributions	(0.08)	(0.68)	(0.46)	(0.41)	(0.62)

Net asset value, end of period	$10.90	$10.36	$10.50	$10.31	$10.18

Total return [2]	6.02%	5.10%	6.33%	5.25%	2.50%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$327,724	$221,730	$183,611	$160,670	$161,265

Ratio of total expenses to average net assets	0.61%	0.60%	0.59%	0.61%	0.62%

Ratio of net investment income (loss) to average net assets	3.38%	4.44%	4.71%	4.43%	3.72%

Portfolio turnover rate	87%	273%	55%	139%	614%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

HIGH YIELD BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]	2008 [1]	2007	2006	2005
Net asset value, beginning of period	$5.05	$7.58	$7.88	$7.59	$7.91

Income (loss) from investment operations:
Net investment income (loss)	0.56	0.58	0.58	0.55	0.57
Net realized and unrealized gain (loss) on investment transactions	1.80	(2.40)	(0.30)	0.20	(0.33)

Total from investment operations	2.36	(1.82)	0.28	0.75	0.24

Less distributions:
Net investment income	—	(0.71)	(0.58)	(0.46)	(0.56)

Total distributions	—	(0.71)	—	—	—

Net asset value, end of period	$7.41	$5.05	$7.58	$7.88	$7.59

Total return [2]	46.44%	(23.98% )	3.57%	9.97%	3.11%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$103,574	$57,995	$86,451	$88,203	$85,520

Ratio of total expenses to average net assets	0.87%	0.86%	0.84%	0.85%	0.86%

Ratio of net investment income (loss) to average net assets	8.97%	8.29%	6.97%	6.91%	7.01%

Portfolio turnover rate	59%	53%	67%	65%	64%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

130

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]		2008 [1]	2007	2006	2005
Net asset value, beginning of period	$16.33		$23.72	$25.12	$25.59	$25.96

Income (loss) from investment operations:
Net investment income (loss)	0.41		0.46	0.59	0.54	0.40
Net realized and unrealized gain (loss) on investment transactions	4.95		(6.99)	0.52	3.33	1.65

Total from investment operations	5.36		(6.53)	1.11	3.87	2.05

Less distributions:
Net investment income	—	(a)	(0.59)	(0.58)	(0.44)	(0.40)
Net realized gains	—		(0.27)	(1.93)	(3.90)	(2.02)

Total distributions	—		(0.86)	(2.51)	(4.34)	(2.42)

Net asset value, end of period	$21.69		$16.33	$23.72	$25.12	$25.59

Total return [2]	32.92%		(27.83% )	4.47%	15.37%	7.84%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$1,286,902		$948,507	$1,440,753	$1,330,977	$1,080,197

Ratio of net expenses to average net assets	0.85%		0.85%	0.83%	0.83%	0.84%

Ratio of total expenses to average net assets	0.85%		0.85%	0.83%	0.84%	0.84%

Ratio of net investment income (loss) to average net assets	2.22%		2.15%	2.34%	2.16%	1.56%

Portfolio turnover rate	89%		103%	61%	57%	30%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

BALANCED FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009 [1]		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$8.19		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.28
Capital gain distributions received from affiliated funds	0.03		0.05
Net realized and unrealized gain (loss) on investment transactions	1.46		(1.81)

Total from investment operations	1.48		(1.48)

Less distributions:
Net investment income	—		(0.33)

Total distributions	—		(0.33)

Net asset value, end of period	$9.67		$8.19

Total return [2]	18.07%		(14.74%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$60,114		$56,422

Ratio of net expenses to average net assets [3]	0.17%		0.22%	*

Ratio of total expenses to average net assets [3]	0.24%		0.26%	*

Ratio of net investment income (loss) to average net assets	(0.17%	)	9.09%	*

Portfolio turnover rate	19%		23%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

131

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]		2008 [1]	2007	2006	2005
Net asset value, beginning of period	$9.25		$15.96	$14.68	$13.02	$12.28

Income (loss) from investment operations:
Net investment income (loss)	—	(a)	0.03	0.06	0.05	0.02
Net realized and unrealized gain (loss) on investment transactions	3.97		(6.71)	1.28	1.64	0.73

Total from investment operations	3.97		(6.68)	1.34	1.69	0.75

Less distributions:
Net investment income	—	(a)	(0.03)	(0.06)	(0.03)	(0.01)

Total distributions	—		(0.03)	(0.06)	(0.03)	(0.01)

Net asset value, end of period	$13.22		$9.25	$15.96	$14.68	$13.02

Total return [2]	42.93%		(41.87% )	9.16%	13.01%	6.14%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$143,167		$89,852	$152,939	$132,371	$107,195

Ratio of net expenses to average net assets	0.97%		0.98%	0.94%	0.96%	0.98%

Ratio of total expenses to average net assets	0.97%		0.98%	0.94%	0.97%	0.98%

Ratio of net investment income (loss) to average net assets	0.02%		0.24%	0.37%	0.40%	0.15%

Portfolio turnover rate	58%		54%	55%	43%	44%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions and net investment income were less than one penny per share.

LARGE CAP GROWTH FUND
For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]	2008	2007	2006	2005
Net asset value, beginning of period	$6.02	$10.98	$11.05	$10.79	$10.76

Income (loss) from investment operations:
Net investment income (loss)	0.02	0.02	0.06	0.04	0.02
Net realized and unrealized gain (loss) on investment transactions	2.24	(4.79)	0.45	0.36	0.11

Total from investment operations	2.26	(4.77)	0.51	0.40	0.13

Less distributions:
Net investment income	—	(0.03)	(0.06)	(0.03)	(0.02)
Net realized gains	—	(0.16)	(0.52)	(0.11)	(0.08)

Total distributions	—	(0.19)	(0.58)	(0.14)	(0.10)

Net asset value, end of period	$8.28	$6.02	$10.98	$11.05	$10.79

Total return [2]	37.54%	(43.82% )	4.71%	3.70%	1.20%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$27,870	$17,537	$29,551	$29,982	$27,247

Ratio of net expenses to average net assets	1.00%	0.96%	0.83%	0.86%	0.89%

Ratio of total expenses to average net assets	1.12%	0.96%	0.87%	0.88%	0.89%

Ratio of net investment income (loss) to average net assets	0.22%	0.19%	0.53%	0.35%	0.19%

Portfolio turnover rate	121%	287%	55%	38%	21%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

132

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009 [1]		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$6.14		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03		0.02
Net realized and unrealized gain (loss) on investment transactions	2.17		(3.87)

Total from investment operations	2.20		(3.85)

Less distributions:
Net investment income	—	(a)	(0.01)

Total distributions	—		(0.01)

Net asset value, end of period	$8.34		$6.14

Total return [2]	35.89%		(38.45%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$126,510		$100,096

Ratio of net expenses to average net assets	0.64%		0.64%	*

Ratio of total expenses to average net assets	0.86%		0.90%	*

Ratio of net investment income (loss) to average net assets	0.50%		0.69%	*

Portfolio turnover rate	155%		55%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

LARGE CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]	2008	2007	2006	2005
Net asset value, beginning of period	$9.43	$17.65	$19.60	$17.56	$18.45

Income (loss) from investment operations:
Net investment income (loss)	0.16	0.20	0.26	0.27	0.23
Net realized and unrealized gain (loss) on investment transactions	3.01	(8.05)	0.45	2.93	0.33

Total from investment operations	3.17	(7.85)	0.71	3.20	0.56

Less distributions:
Net investment income	—	(0.25)	(0.29)	(0.21)	(0.21)
Net realized gains	—	(0.12)	(2.37)	(0.95)	(1.24)

Total distributions	—	(0.37)	(2.66)	(1.16)	(1.45)

Net asset value, end of period	$12.60	$9.43	$17.65	$19.60	$17.56

Total return [2]	33.62%	(44.62% )	3.73%	18.27%	3.00%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$143,038	$106,616	$219,951	$234,269	$215,319

Ratio of net expenses to average net assets	0.90%	0.90%	0.86%	0.87%	0.88%

Ratio of total expenses to average net assets	0.90%	0.90%	0.87%	0.88%	0.88%

Ratio of net investment income (loss) to average net assets	1.53%	1.42%	1.25%	1.37%	1.15%

Portfolio turnover rate	120%	228%	92%	45%	45%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

133

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009 [1]	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$7.22	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.14	0.07
Net realized and unrealized gain (loss) on investment transactions	1.07	(2.78)

Total from investment operations	1.21	(2.71)

Less distributions:
Net investment income	—	(0.07)

Total distributions	—	(0.07)

Net asset value, end of period	$8.43	$7.22

Total return [2]	16.76%	(27.05%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$149,973	$114,167

Ratio of net expenses to average net assets	0.54%	0.54%	*

Ratio of total expenses to average net assets	0.75%	0.79%	*

Ratio of net investment income (loss) to average net assets	1.94%	2.40%	*

Portfolio turnover rate	62%	31%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

INDEX 500 FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]	2008	2007	2006	2005
Net asset value, beginning of period	$6.28	$10.11	$9.78	$8.58	$8.34

Income (loss) from investment operations:
Net investment income (loss)	0.13	0.17	0.17	0.15	0.14
Net realized and unrealized gain (loss) on investment transactions	1.51	(3.82)	0.33	1.17	0.24

Total from investment operations	1.64	(3.65)	0.50	1.32	0.38

Less distributions:
Net investment income	—	(0.18)	(0.17)	(0.12)	(0.14)

Total distributions	—	(0.18)	(0.17)	(0.12)	(0.14)

Net asset value, end of period	$7.92	$6.28	$10.11	$9.78	$8.58

Total return [2]	26.11%	(36.08% )	5.09%	15.37%	4.48%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$249,284	$195,078	$254,462	$250,174	$234,122

Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%

Ratio of total expenses to average net assets	0.37%	0.37%	0.35%	0.37%	0.37%

Ratio of net investment income (loss) to average net assets	1.97%	2.02%	1.64%	1.61%	1.52%

Portfolio turnover rate	6%	6%	4%	6%	5%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

134

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]		2008 [1]	2007		2006		2005
Net asset value, beginning of period	$5.42		$10.60	$8.47		$7.93		$7.05

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.02)	(0.04)		(0.01)		(0.03)
Net realized and unrealized gain (loss) on investment transactions	2.60		(5.16)	2.17		0.55		0.91

Total from investment operations	2.59		(5.18)	2.13		0.54		0.88

Net asset value, end of period	$8.01		$5.42	$10.60		$8.47		$7.93

Total return [2]	47.79%		(48.87% )	25.15%		6.81%		12.48%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$82,895		$57,747	$112,637		$85,414		$81,174

Ratio of net expenses to average net assets	1.00%		1.00%	0.97%		0.96%		1.00%

Ratio of total expenses to average net assets	1.01%		1.02%	1.00%		1.02%		1.02%

Ratio of net investment income (loss) to average net assets	(0.22%	)	(0.20% )	(0.46%	)	(0.09%	)	(0.43%	)

Portfolio turnover rate	102%		162%	137%		153%		156%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

MID CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]	2008 [1]	2007	2006	2005
Net asset value, beginning of period	$6.81	$13.12	$13.59	$12.97	$13.77

Income (loss) from investment operations:
Net investment income (loss)	0.05	0.10	0.11	0.11	0.09
Net realized and unrealized gain (loss) on investment transactions	3.15	(6.31)	0.38	1.36	1.63

Total from investment operations	3.20	(6.21)	0.49	1.47	1.72

Less distributions:
Net investment income	—	(0.10)	(0.13)	(0.09)	(0.09)
Return of capital	—	—	(0.03)	—	—
Net realized gains	—	—	(0.80)	(0.76)	(2.43)

Total distributions	—	(0.10)	(0.96)	(0.85)	(2.52)

Net asset value, end of period	$10.01	$6.81	$13.12	$13.59	$12.97

Total return [2]	46.99%	(47.26% )	3.77%	11.41%	12.33%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$92,662	$60,507	$125,718	$125,362	$112,301

Ratio of net expenses to average net assets	0.85%	0.86%	0.79%	0.81%	0.85%

Ratio of total expenses to average net assets	0.85%	0.86%	0.83%	0.84%	0.85%

Ratio of net investment income (loss) to average net assets	0.69%	0.89%	0.73%	0.82%	0.67%

Portfolio turnover rate	43%	58%	73%	62%	100%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

135

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MID CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]	2008 [1]	2007	2006	2005
Net asset value, beginning of period	$6.80	$11.78	$13.23	$13.15	$12.91

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.14	0.07	0.08	0.07
Net realized and unrealized gain (loss) on investment transactions	1.74	(4.66)	0.03	1.48	1.00

Total from investment operations	1.77	(4.52)	0.10	1.56	1.07

Less distributions:
Net investment income	—	(0.16)	(0.07)	(0.06)	(0.06)
Net realized gains	—	(0.30)	(1.48)	(1.42)	(0.77)

Total distributions	—	(0.46)	(1.55)	(1.48)	(0.83)

Net asset value, end of period	$8.57	$6.80	$11.78	$13.23	$13.15

Total return [2]	26.03%	(38.89% )	0.85%	12.23%	8.20%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$40,508	$29,895	$48,465	$43,616	$45,096

Ratio of net expenses to average net assets	1.20%	1.08%	1.04%	1.06%	1.07%

Ratio of total expenses to average net assets	1.20%	1.08%	1.05%	1.07%	1.07%

Ratio of net investment income (loss) to average net assets	0.43%	1.49%	0.57%	0.56%	0.58%

Portfolio turnover rate	116%	39%	40%	28%	25%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009 [1]		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$6.51		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.01)
Net realized and unrealized gain (loss) on investment transactions	3.54		(3.48)

Total from investment operations	3.50		(3.49)

Net asset value, end of period	$10.01		$6.51

Total return [2]	54.15%		(35.00%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$21,806		$4,250

Ratio of net expenses to average net assets	1.05%		1.05%	*

Ratio of total expenses to average net assets	1.41%		1.69%	*

Ratio of net investment income (loss) to average net assets	(0.43%	)	(0.36%	)*

Portfolio turnover rate	65%		21%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

136

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMID CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009 [1]	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$6.80	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02	0.04
Net realized and unrealized gain (loss) on investment transactions	3.08	(3.21)

Total from investment operations	3.10	(3.17)

Less distributions:
Net investment income	—	(0.03)

Total distributions	—	(0.03)

Net asset value, end of period	$9.90	$6.80

Total return [1]	45.59%	(31.64%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$21,142	$4,752

Ratio of net expenses to average net assets	1.14%	1.14%	*

Ratio of total expenses to average net assets	1.52%	1.83%	*

Ratio of net investment income (loss) to average net assets	0.30%	1.37%	*

Portfolio turnover rate	49%	14%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]		2008 [1]	2007		2006	2005
Net asset value, beginning of period	$10.81		$21.64	$20.09		$20.34	$19.14

Income (loss) from investment operations:
Net investment income (loss)	(0.09)		(0.09)	(0.11)		(0.06)	(0.13)
Net realized and unrealized gain (loss) on investment transactions	6.43		(10.74)	1.66		(0.19)	1.33

Total from investment operations	6.34		(10.83)	1.55		(0.25)	1.20

Net asset value, end of period	$17.15		$10.81	$21.64		$20.09	$20.34

Total return [2]	58.65%		(50.05% )	7.72%		(1.23% )	6.27%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$76,180		$48,008	$99,593		$106,380	$111,029

Ratio of total expenses to average net assets	1.11%		1.07%	1.02%		1.02%	1.02%

Ratio of net investment income (loss) to average net assets	(0.67%	)	(0.59% )	(0.50%	)	(0.27% )	(0.67%	)

Portfolio turnover rate	163%		190%	107%		126%	137%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

137

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]	2008 [1]	2007	2006	2005
Net asset value, beginning of period	$9.99	$14.07	$17.70	$16.37	$16.95

Income (loss) from investment operations:
Net investment income (loss)	0.09	0.09	0.12	0.05	0.07
Net realized and unrealized gain (loss) on investment transactions	2.60	(3.88)	(1.03)	2.77	0.56

Total from investment operations	2.69	(3.79)	(0.91)	2.82	0.63

Less distributions:
Net investment income	—	(0.11)	(0.12)	(0.05)	(0.07)
Net realized gains	—	(0.18)	(2.60)	(1.44)	(1.14)

Total distributions	—	(0.29)	(2.72)	(1.49)	(1.21)

Net asset value, end of period	$12.68	$9.99	$14.07	$17.70	$16.37

Total return [2]	26.93%	(27.15% )	(5.30% )	17.43%	3.67%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$132,952	$109,336	$170,004	$182,142	$156,605

Ratio of net expenses to average net assets	1.15%	1.15%	1.14%	1.14%	1.14%

Ratio of total expenses to average net assets	1.17%	1.15%	1.14%	1.14%	1.14%

Ratio of net investment income (loss) to average net assets	0.86%	0.66%	0.64%	0.28%	0.40%

Portfolio turnover rate	60%	66%	67%	59%	46%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009 [1]	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$6.96	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07	0.04
Net realized and unrealized gain (loss) on investment transactions	1.75	(3.04)

Total from investment operations	1.82	(3.00)

Less distributions:
Net investment income	—	(0.04)

Total distributions	—	(0.04)

Net asset value, end of period	$8.78	$6.96

Total return [2]	26.15%	(29.96%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$21,431	$8,208

Ratio of net expenses to average net assets	0.55%	0.55%	*

Ratio of total expenses to average net assets	2.01%	2.09%	*

Ratio of net investment income (loss) to average net assets	0.94%	1.59%	*

Portfolio turnover rate	22%	3%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

138

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009 [1]		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$7.12		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.18		0.05
Net realized and unrealized gain (loss) on investment transactions	1.85		(2.90)

Total from investment operations	2.03		(2.85)

Less distributions:
Net investment income	—	(a)	(0.03)

Total distributions	—		(0.03)

Net asset value, end of period	$9.15		$7.12

Total return [2]	28.52%		(28.50%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$38,491		$12,201

Ratio of net expenses to average net assets	0.59%		0.59%	*

Ratio of total expenses to average net assets	2.15%		4.65%	*

Ratio of net investment income (loss) to average net assets	2.27%		2.06%	*

Portfolio turnover rate	1%		—	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

INTERNATIONAL EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]	2008 [1]	2007	2006	2005
Net asset value, beginning of period	$13.12	$24.09	$24.27	$20.91	$17.98

Income (loss) from investment operations:
Net investment income (loss)	0.26	0.25	0.31	0.28	0.15
Net realized and unrealized gain (loss) on investment transactions	2.58	(10.01)	4.33	5.98	2.86

Total from investment operations	2.84	(9.76)	4.64	6.26	3.01

Less distributions:
Net investment income	(0.16)	(0.43)	(0.15)	(0.38)	(0.08)
Net realized gains	—	(0.78)	(4.67)	(2.52)	—

Total distributions	(0.16)	(1.21)	(4.82)	(2.90)	(0.08)

Net asset value, end of period	$15.80	$13.12	$24.09	$24.27	$20.91

Total return [2]	21.74%	(41.28% )	20.05%	30.34%	16.77%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$270,907	$213,117	$381,328	$294,499	$200,947

Ratio of net expenses to average net assets	1.27%	1.27%	1.16%	1.19%	1.21%

Ratio of total expenses to average net assets	1.27%	1.27%	1.18%	1.20%	1.21%

Ratio of net investment income (loss) to average net assets	1.89%	1.33%	1.14%	1.10%	1.47%

Portfolio turnover rate	48%	108%	95%	52%	40%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

139

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009 [1]		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$5.99		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03		—
Net realized and unrealized gain (loss) on investment transactions	3.90		(3.99)

Total from investment operations	3.93		(3.99)

Less distributions:
Net investment income	—	(a)	(0.02)

Total distributions	—		(0.02)

Net asset value, end of period	$9.92		$5.99

Total return [2]	65.64%		(39.86%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$102,834		$52,204

Ratio of net expenses to average net assets	1.58%		1.58%	*

Ratio of total expenses to average net assets	2.20%		1.83%	*

Ratio of net investment income (loss) to average net assets	0.37%		0.04%	*

Portfolio turnover rate	70%		37%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

REIT FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]	2008 [1]	2007	2006	2005
Net asset value, beginning of period	$6.82	$12.00	$18.10	$14.92	$14.33

Income (loss) from investment operations:
Net investment income (loss)	0.19	0.25	0.30	0.24	0.20
Net realized and unrealized gain (loss) on investment transactions	1.62	(5.02)	(3.49)	4.57	1.66

Total from investment operations	1.81	(4.77)	(3.19)	4.81	1.86

Less distributions:
Net investment income	—	(0.25)	(0.33)	(0.19)	(0.30)
Return of capital	—	(0.16)	(0.16)	—	—
Net realized gains	—	—	(2.42)	(1.44)	(0.97)

Total distributions	—	(0.41)	(2.91)	(1.63)	(1.27)

Net asset value, end of period	$8.63	$6.82	$12.00	$18.10	$14.92

Total return [2]	26.54%	(39.38% )	(17.87% )	32.41%	12.97%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$50,107	$33,240	$53,684	$71,790	$43,122

Ratio of total expenses to average net assets	1.03%	1.02%	0.99%	1.00%	1.02%

Ratio of net investment income (loss) to average net assets	2.93%	2.30%	1.37%	1.56%	1.41%

Portfolio turnover rate	163%	86%	85%	53%	54%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

140

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009 [1]		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$6.95		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.24
Capital gain distributions received from affiliated funds	—		0.03
Net realized and unrealized gain (loss) on investment transactions	2.02		(3.21)

Total from investment operations	2.01		(2.94)

Less distributions:
Net investment income	—		(0.10)
Net realized gains	—	(a)	(0.01)

Total distributions	—		(0.11)

Net asset value, end of period	$8.96		$6.95

Total return [2]	28.94%		(29.39%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$13,875		$1,509

Ratio of net expenses to average net assets [3]	0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.48%		2.97%	*

Ratio of net investment income (loss) to average net assets	(0.16%	)	9.66%	*

Portfolio turnover rate	39%		21%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

MODERATELY AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009 [1]		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$7.64		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		0.39
Capital gain distributions received from affiliated funds	0.01		0.05
Net realized and unrealized gain (loss) on investment transactions	2.09		(2.65)

Total from investment operations	2.08		(2.21)

Less distributions:
Net investment income	—		(0.15)
Net realized gains	—	(a)	—	(a)

Total distributions	—		(0.15)

Net asset value, end of period	$9.72		$7.64

Total return [2]	27.25%		(22.06%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$61,800		$11,656

Ratio of net expenses to average net assets [3]	0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.34%		0.70%	*

Ratio of net investment income (loss) to average net assets	(0.18%	)	14.72%	*

Portfolio turnover rate	49%		21%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

141

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009 [1]		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$7.93		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		0.40
Capital gain distributions received from affiliated funds	0.01		0.06
Net realized and unrealized gain (loss) on investment transactions	1.64		(2.34)

Total from investment operations	1.63		(1.88)

Less distributions:
Net investment income	—		(0.19)
Net realized gains	—	(a)	—	(a)

Total distributions	—		(0.19)

Net asset value, end of period	$9.56		$7.93

Total return [2]	20.58%		(18.77%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$100,677		$13,244

Ratio of net expenses to average net assets [3]	0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.33%		0.59%	*

Ratio of net investment income (loss) to average net assets	(0.20%	)	14.00%	*

Portfolio turnover rate	30%		23%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

MODERATELY CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009 [1]		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$8.40		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		0.34
Capital gain distributions received from affiliated funds	0.02		0.06
Net realized and unrealized gain (loss) on investment transactions	1.35		(1.74)

Total from investment operations	1.35		(1.34)

Less distributions:
Net investment income	—	(a)	(0.24)
Net realized gains	—		(0.02)

Total distributions	—		(0.26)

Net asset value, end of period	$9.75		$8.40

Total return [2]	16.19%		(13.48%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$45,014		$8,313

Ratio of net expenses to average net assets [3]	0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.36%		0.61%	*

Ratio of net investment income (loss) to average net assets	(0.22%	)	11.40%	*

Portfolio turnover rate	46%		38%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

142

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009 [1]	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$9.05	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.43
Capital gain distributions received from affiliated funds	0.02	0.07
Net realized and unrealized gain (loss) on investment transactions	0.97	(1.17)

Total from investment operations	0.97	(0.67)

Less distributions:
Net investment income	— (a)	(0.28)
Net realized gains	(0.01)	—

Total distributions	(0.01)	(0.28)

Net asset value, end of period	$10.01	$9.05

Total return [2]	10.80%	(6.64%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$31,405	$8,139

Ratio of net expenses to average net assets [3]	0.33%	0.33%	*

Ratio of total expenses to average net assets [3]	0.38%	0.63%	*

Ratio of net investment income (loss) to average net assets	(0.21% )	13.26%	*

Portfolio turnover rate	73%	27%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

143

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

1 — ORGANIZATION

Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index Fund, Developed International Index, International Equity, Emerging Markets Equity, REIT, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation (each a “Fund” and collectively, “the Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.

Fund of Funds (“FOF”) — Each Portfolio seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The FOFs include the following Funds: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

SECURITY VALUATION:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value ,Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, REIT — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Debt and fixed income securities may be valued by recognized independent third-party pricing agents, employing methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security’s primary market is temporarily closed at a time when under normal conditions it would be open. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent third-party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The valuations obtained may not necessarily be the price that would be obtained upon sale of these securities.

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PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for interim and annual reporting periods beginning after December 15, 2009, entities will be required to disclose significant transfers into and out of Level 1 and 2 measurements in the fair value hierarchy and the reasons for those transfers. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Funds’ net assets as of December 31, 2009 is included with each Fund’s Schedule of Investments.

For the year ended December 31, 2009, there have been no significant changes to the Funds’ fair value methodologies.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Bank Loans — Certain Funds invests in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the

145

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs.

DIVIDENDS TO SHAREHOLDERS: Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2009 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2009, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income and accumulated net realized gain on investments are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REIT’s based on historical data provided by the REITs. As of year-end, differences between the estimated and actual amounts are reflected in the Fund’s records.

Standards Codification — The Financial Accounting Standards Board (“FASB”) has issued FASB Statement No. 168, The “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles (“FAS 168”). FASB 168 established the FASB Accounting Standards Codification™ (“Codification” or “ASC”) as the single source of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other nongrandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues TaskForce Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

GAAP was not intended to be changed as a result of the FASB’s Codification project, but changes the way the guidance is organized and presented. As a result, these changes had a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Funds have implemented the Codification as of December 31, 2009.

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PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

Independence Capital Management, Inc. (“ICMI”), a wholly owned subsidiary of The Penn Mutual Life Insurance Company, serves as investment adviser to each of the Funds. To provide investment management services to the Funds, ICMI has entered into sub-advisory agreements as follows:

Fund	Sub-adviser
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	Turner Investment Partners, Inc.
Large Core Growth Fund	Wells Capital Management, Inc.
Large Cap Value Fund	OppenheimerFunds, Inc.
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSgA Fund Management, Inc.
Mid Cap Growth Fund	Turner Investment Partners, Inc.
Mid Cap Value Fund	Neuberger Berman Management, Inc.
Mid Core Value Fund	Lord, Abbett & Co. LLC
SMID Cap Growth Fund	Wells Capital Management, Inc.
SMID Cap Value Fund	Alliance Bernstein, LP
Small Cap Growth Fund	Oppenheimer Capital LLC
Small Cap Value Fund	Goldman Sachs Asset Management, LP
Small Cap Index Fund	SSgA Fund Management, Inc.
Developed International Index Fund	SSgA Fund Management, Inc.
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Van Kampen Asset Management
REIT Fund	Heitman Real Estate Securities LLC

Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Limited Maturity Bond Fund: 0.30%; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; High Yield Bond Fund: 0.50%; Flexibly Managed Fund: 0.60%; Large Growth Stock Fund: 0.65% for the first $100 million and 0.60% thereafter; Large Cap Growth Fund: 0.55%; Large Core Growth Fund: 0.56%; Large Cap Value Fund: 0.60%; Large Core Value Fund: 0.46%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Mid Core Value Fund: 0.72%; SMID Cap Growth Fund: 0.75%; SMID Cap Value Fund: 0.95%; Small Cap Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Small Cap Value Fund: 0.85%; Small Cap Index Fund: 0.30%; Developed International Index Fund: 0.30%; International Equity Fund: 0.85%; Emerging Markets Equity Fund: 1.18% for the first $2.5 billion and 1.00% thereafter; REIT Fund: 0.70%, Aggressive Allocation Fund: 0.10%; Moderately Aggressive Allocation Fund: 0.10%; Moderate Allocation Fund: 0.10%; Moderately Conservative Allocation Fund: 0.10% and Conservative Allocation Fund: 0.10%.

For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

Administrative and Corporate Services

Under an administrative and corporate service agreement, Penn Mutual serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund’s average daily net assets.

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PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

Accounting Services

Under an accounting services agreement, PNC Global Investment Servicing, Inc. (“PNC GIS”) serves as accounting agent for Penn Series. Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund, pays PNC GIS, on a monthly basis, an annual fee based on the average daily net assets of each Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, international funds, and the Money Market Fund, the minimum annual fee each Fund must pay is $27,500. Each FOF’s minimum annual fee is $12,000. Each international fund’s minimum annual fee is $48,000. The Money Market Fund pays no minimum annual fee. Certain funds will prorate the minimum accounting fees during the first twelve months since inception in accordance with the accounting services agreement. The annual accounting fee for each FOF shall be an asset based fee of 0.01% of each such portfolio’s average net assets, exclusive of out-of-pocket expenses. The International Equity, Emerging Markets Equity and Developed International Index Funds pay PNC GIS 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

Transfer Agent Services

Under a transfer agency agreement, PNC GIS serves as transfer agent for Penn Series.

Custodial Services

Under a custodial agreement, PFPC Trust serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay PFPC Trust, on a monthly basis, an annual custody fee of 0.01%. JPMorgan Chase serves as foreign sub-custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by its investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. ICMI and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund’s total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows:

Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.80%	SMID Cap Growth	1.05%
Limited Maturity Bond	0.90%	SMID Cap Value	1.14%
Quality Bond	0.90%	Small Cap Growth	1.15%
High Yield Bond	0.90%	Small Cap Value	1.15%
Flexibly Managed	1.00%	Small Cap Index	0.55%
Balanced Fund*	0.62%	Developed International Index	0.59%
Large Growth Stock	1.00%	International Equity	1.50%
Large Cap Growth	1.00%	Emerging Markets Equity	1.58%
Large Core Growth	0.64%	REIT	1.25%
Large Cap Value	1.00%	Aggressive Allocation Fund*	0.33%
Large Core Value	0.54%	Moderately Aggressive Allocation Fund*	0.33%
Index 500	0.40%	Moderate Allocation Fund*	0.33%
Mid Cap Growth	1.00%	Moderately Conservative Allocation Fund*	0.33%
Mid Cap Value	1.00%	Conservative Allocation Fund*	0.33%
Mid Core Value	1.25%

*The operating expense limit, with the exception of the Balanced Fund, apply only at the Fund level and do not limit the fees payable by the Underlying Funds in which the FOF invest.

148

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Index 500 Fund’s total expenses do not exceed 0.35%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time.

If, at the end of each month, there is no liability of ICMI and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by ICMI and Penn Mutual and shall be payable by the Funds to ICMI and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month.

Effective May 18, 2006, Penn Mutual may recover any administrative and corporate services fees that were waived in a preceding three fiscal years as long as it would not cause the Fund to exceed its expense limitation. This three fiscal year “recapture period” is applied prospectively, and not retroactively, from the effective date.

As of December 31, 2009, the following funds had administrative and corporate services fees that are subject to recapture by Penn Mutual through the periods stated below:

	Various Months Ending December 31, 2010	Various Months Ending December 31, 2011	Various Months Ending December 31, 2012
Money Market Fund	—	—	$3,272
Large Cap Growth Fund	—	—	26,974
Index 500 Fund	$2,164	$43,808	52,491
Mid Cap Growth Fund	2,669	15,855	16,713
Balanced Fund	—	9,379	39,583

Effective June 2, 2009, ICMI may recover any advisory fees that were waived in preceding three fiscal years with respect to the Balanced, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Index, Developed International Index, Emerging Markets Equity, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, as long as it would not cause the Fund to exceed its expense limitation period. This three fiscal year “recapture period” is applied prospectively, and not retroactively, from the effective date.

As of December 31, 2009, the following funds had waived advisory fees that are subject to recapture by Penn Mutual through the periods stated below:

	Various Months Ending December 31, 2011	Various Months Ending December 31, 2012
Money Market Fund	—	$87,849
Large Core Growth Fund	$107,833	239,184
Large Core Value Fund	112,678	261,282
SMID Cap Growth Fund	9,347	44,102
SMID Cap Value Fund	10,445	44,109
Small Cap Value Fund	791	21,989
Small Cap Index Fund	45,212	192,617
Developed International Index Fund	136,046	345,131
Emerging Markets Equity Fund	53,838	459,043
Aggressive Allocation Fund	5,750	11,429
Moderately Aggressive Allocation Fund	5,234	3,989
Moderate Allocation Fund	799	1,451
Moderately Conservative Allocation Fund	5,246	6,823
Conservative Allocation Fund	5,239	8,824

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PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

All waivers of fees or reimbursements of expenses with respect to the Flexibly Managed and High Yield Bond Funds will be shared equally by the sub-advisers and Penn Mutual. For the Money Market, Quality Bond, Large Growth Stock, Large Cap Value and Small Cap Value Funds, the Adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the International Equity Fund, the sub-adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitation; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the Limited Maturity Bond, Balanced, Large Cap Growth, Large Core Growth, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Index, Developed International Index, Emerging Markets Equity, REIT, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, Penn Mutual will waive fees or reimburse expenses for the entirety of any excess above the expense limitations.

Effective September 10, 2009, Penn Series, on behalf of its Money Market Fund, ICMI, and Penn Mutual, entered into an agreement whereby ICMI and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net distribution yield for the Money Market Fund. Under the September 10, 2009, ICMI and Penn Mutual may, subject to certain minimum yield criteria, as well as a prospective three year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to ICMI and/or Penn Mutual are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment.

Total fees of $174,000 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the year ended December 31, 2009. No person received compensation from Penn Series who is an officer, interested director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at December 31, 2009 are as follows:

Money Market Fund	$416,649
Quality Bond Fund	7,433,600
High Yield Bond Fund	3,043,449
Flexibly Managed Fund	36,969,641
Large Growth Stock Fund	29,046,649
Large Cap Value Fund	5,287,008
Index 500 Fund	23,397,443
Mid Cap Growth Fund	4,049,697
Mid Cap Value	1,003,104
Mid Core Value Fund	2,525,545
SMID Cap Growth Fund	5,195,957
SMID Cap Value Fund	5,133,731
Small Cap Growth Fund	3,582,612
Small Cap Value Fund	4,901,434
International Equity Fund	21,569,586
REIT Fund	2,405,102
Large Core Growth	8,585,656
Large Core Value	18,809,887
Emerging Markets Equity	4,179,109
Small Cap Index Fund	2,670,318
Developed International Index	3,420,319

150

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

Certain Funds effect trades for security purchase and sale transactions through brokers that are affiliates of the adviser or the sub-advisers. Commissions paid on those trades from the Funds for the six months ended December 31, 2009 were as follows:

Flexibly Managed Fund	$1,708
SMID Cap Growth Fund	344
Small Cap Value Fund	1,955
Large Core Value Fund	60
Emerging Markets Equity Fund	6,316

5 — PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2009, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$39,436,638	$37,482,620	$19,676,872	$14,581,570
Quality Bond Fund	176,980,532	111,449,185	52,819,748	82,016,311
High Yield Bond Fund	—	—	64,451,176	43,054,046
Flexibly Managed Fund	20,716,295	21,481,914	831,437,987	821,687,427
Balanced Fund	—	—	10,470,994	16,151,844
Large Growth Stock Fund	—	—	80,218,435	64,949,700
Large Cap Growth Fund	—	—	30,162,421	26,993,783
Large Core Growth Fund	—	—	165,486,823	170,368,281
Large Cap Value Fund	—	—	141,177,764	137,541,494
Large Core Value Fund	—	—	89,492,488	74,759,400
Index 500 Fund	—	—	21,329,664	12,921,300
Mid Cap Growth Fund	—	—	66,553,537	67,466,675
Mid Cap Value Fund	—	—	32,231,513	29,808,261
Mid Core Value Fund	—	—	39,115,486	36,215,915
SMID Cap Growth Fund	—	—	19,008,624	7,131,940
SMID Cap Value Fund	—	—	16,745,679	5,508,395
Small Cap Growth Fund	—	—	98,823,651	97,991,052
Small Cap Value Fund	—	—	65,876,637	70,728,684
Small Cap Index Fund	—	—	12,035,209	2,808,516
Developed International Index Fund	—	—	19,630,860	221,907
International Equity Fund	—	—	120,266,728	103,724,140
Emerging Markets Equity Fund	—	—	61,997,599	48,941,336
REIT Fund	—	—	68,327,834	59,905,661
Aggressive Allocation Fund	—	—	12,760,936	2,892,192
Moderately Aggressive Allocation Fund	—	—	56,829,497	16,954,043
Moderate Allocation Fund	—	—	92,529,187	15,757,941
Moderately Conservative Allocation Fund	—	—	43,672,632	11,581,138
Conservative Allocation Fund	—	—	34,513,417	13,576,096

151

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

6 — FEES PAID INDIRECTLY

Certain sub-advisers have directed portfolio trades to a broker designated by Penn Series, consistent with best execution. A portion of the commissions directed to that broker are refunded to Penn Series to pay certain expenses of the Funds. The commissions used to pay expenses of the Funds for the year ended December 31, 2009 were as follows:

Flexibly Managed Fund	$25,925
Large Growth Stock Fund	1,604
Large Cap Growth Fund	13,732
Large Core Growth Fund	88,185
Index 500 Fund	5,457
Mid Cap Growth Fund	25,357
Mid Cap Value Fund	17,353
Mid Core Value Fund	10,050
SMID Cap Growth Fund	8,795
SMID Cap Value Fund	1,020
Small Cap Growth Fund	46,919
Small Cap Index Fund	1,051
Developed International Index Fund	181
International Equity Fund	8,975
REIT Fund	9,667

7 — FEDERAL INCOME TAXES

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all of investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to the extent any Fund had undistributed investment company taxable income or net capital gains at December 31, 2009, such undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2009, primarily attributable to the disallowance of net operating losses, the tax treatment of Real Estate Investment Trusts and Passive Foreign Investment Companies, consent dividends, expiration of capital loss carryforward and the reclassification of net foreign currency exchange gains or losses, were reclassed between the following accounts:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Money Market Fund	$(14,045)	—	$14,045
Limited Maturity Bond Fund	(2,000,238)	$(404,978)	2,405,216
Quality Bond Fund	(8,877,776)	(2,446,454)	11,324,230
High Yield Bond Fund	(7,169,374)	5,013,015	2,156,359
Flexibly Managed Fund	(23,800,559)	(147,381)	23,947,940

152

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Balanced Fund	$90,744	$(160,297)	$69,553
Large Growth Stock Fund	(10,914)	66,552,309	(66,541,395)
Large Cap Growth Fund	(49,125)	—	49,125
Large Core Growth	(545,048)	—	545,048
Large Cap Value Fund	(1,851,644)	6,751	1,844,893
Large Core Value Fund	(2,431,661)	—	2,431,661
Index 500 Fund	(4,157,561)	350,426	3,807,135
Mid Cap Growth Fund	148,053	61	(148,114)
Mid Cap Value Fund	(495,855)	—	495,855
Mid Core Value Fund	(142,891)	—	142,891
SMID Cap Growth Fund	48,944	(67,879)	18,935
SMID Cap Value Fund	(34,946)	—	34,946
Small Cap Growth Fund	413,710	19,150,477	(19,564,187)
Small Cap Value Fund	(974,874)	—	974,874
Small Cap Index Fund	(124,268)	—	124,268
Developed International Index Fund	(491,450)	(91,959)	583,409
International Equity Fund	3,364,162	(4,522,653)	1,158,491
Emerging Markets Equity Fund	(256,846)	102,639	154,207
REIT Fund	(1,098,938)	—	1,098,938
Aggressive Allocation Fund	11,797	(75,997)	64,200
Moderately Aggressive Allocation Fund	62,574	(248,081)	185,507
Moderate Allocation Fund	105,150	(478,313)	373,163
Moderately Conservative Allocation Fund	54,999	(122,717)	67,718
Conservative Allocation Fund	39,933	(268,258)	228,325

These reclassifications had no effect on net assets or net asset value per share.

Tax character of distributions:

The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2009 and 2008 were as follows:

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Money Market Fund
2009	$995,807	—	—	$995,807
2008	4,140,751	—	—	4,140,751
Limited Maturity Bond Fund
2009	2,214,633	$190,583	—	2,405,216
2008	2,563,535	—	—	2,563,535
Quality Bond Fund
2009	13,432,214	—	—	13,432,214
2008	12,789,775	1,519,007	—	14,308,782
High Yield Bond Fund
2009	7,171,826	—	—	7,171,826
2008	7,253,583	—	$22,992	7,276,575

153

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Flexibly Managed Fund
2009	$24,119,007	—	—	$24,119,007
2008	36,462,950	$12,510,466	—	48,973,416
Balanced Fund
2009	1,495,649	—	—	1,495,649
2008	2,217,302	—	$370	2,217,672
Large Growth Stock Fund
2009	14,089	—	—	14,089
2008	272,842	—	—	272,842
Large Cap Growth Fund
2009	49,125	—	—	49,125
2008	95,431	405,371	9,908	510,710
Large Core Growth Fund
2009	597,050	—	—	597,050
2008	232,885	—	—	232,885
Large Cap Value Fund
2009	1,844,893	—	—	1,844,893
2008	2,743,859	1,397,353	1,206	4,142,418
Large Core Value Fund
2009	2,431,661	—	—	2,431,661
2008	1,059,140	—	49,361	1,108,501
Index 500 Fund
2009	4,157,561	—	—	4,157,561
2008	5,441,875	—	36,712	5,478,587
Mid Cap Growth Fund
2009	—	—	—	—
2008	—	—	—	—
Mid Cap Value Fund
2009	495,855	—	—	495,855
2008	854,692	—	32,442	887,134
Mid Core Value Fund
2009	142,891	—	—	142,891
2008	732,686	1,223,856	7,175	1,963,717
SMID Cap Growth Fund
2009	8,024	10,911	—	18,935
2008	—	—	—	—
SMID Cap Value Fund
2009	34,946	—	—	34,946
2008	20,837	—	1,860	22,697
Small Cap Growth Fund
2009	—	—	—	—
2008	—	—	—	—
Small Cap Value Fund
2009	974,874	—	—	974,874
2008	955,269	2,031,685	258,921	3,245,875
Small Cap Index Fund
2009	124,268	—	—	124,268
2008	46,818	—	1,194	48,012

154

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Developed International Index Fund
2009	$538,481	$47,690	—	$586,171
2008	50,298	—	—	50,298
International Equity Fund
2009	3,830,742	—	—	3,830,742
2008	8,109,206	10,934,116	—	19,043,322
Emerging Markets Equity Fund
2009	169,367	—	—	169,367
2008	200,401	—	—	200,401
REIT Fund
2009	1,098,938	—	—	1,098,938
2008	1,065,206	—	$672,812	1,738,018
Aggressive Allocation Fund
2009	209,385	—	—	209,385
2008	21,960	1,444	—	23,404
Moderately Aggressive Allocation Fund
2009	1,076,981	5,947	—	1,082,928
2008	219,183	4,691	—	223,874
Moderate Allocation Fund
2009	2,185,047	8,598	—	2,193,645
2008	293,044	5,879	—	298,923
Moderately Conservative Allocation Fund
2009	1,006,653	—	—	1,006,653
2008	243,407	1,397	—	244,804
Conservative Allocation Fund
2009	997,318	13,276	—	1,010,594
2008	251,432	1,124	—	252,556

Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

Components of distributable earnings:

As of December 31, 2009, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
Money Market Fund	$(3,804)	$(3,804)
High Yield Bond Fund	(13,793,886)	(13,793,886)
Flexibly Managed Fund	(162,406,174)	(162,406,174)
Balanced Fund	(1,752,403)	(1,752,403)
Large Growth Stock Fund	(79,230,173)	(79,230,173)
Large Cap Growth Fund	(7,306,921)	(7,306,921)
Large Core Growth Fund	(45,614,448)	(45,614,448)
Large Cap Value Fund	(51,448,408)	(51,448,408)
Large Core Value Fund	(39,727,592)	(39,727,592)
Index 500 Fund	(25,420,108)	(25,420,108)
Mid Cap Growth Fund	(22,690,964)	(22,690,964)
Mid Cap Value Fund	(17,325,045)	(17,325,045)
Mid Core Value Fund	(16,961,017)	(16,961,017)

155

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
SMID Cap Value Fund	$(90,729)	$(90,729)
Small Cap Growth Fund	(43,453,580)	(43,453,580)
Small Cap Value Fund	(28,008,713)	(28,008,713)
Small Cap Index Fund	(200,577)	(200,577)
International Equity Fund	(72,791,832)	(72,791,832)
Emerging Markets Equity Fund	(19,079,141)	(19,079,141)
REIT Fund	(19,489,572)	(19,489,572)

Capital loss carryforwards:

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2009, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Expires on December 31,
	2010	2011	2012	2013	2014	2015	2016	2017	Total
Money Market Fund	—	—	—	—	—	$3,804	—	—	$3,804
High Yield Bond Fund	$3,195,102	$245,563	—	—	—	—	$5,262,093	$5,091,128	13,793,886
Flexibly Managed Fund	—	—	—	—	—	—	26,616,852	135,789,322	162,406,174
Balanced Fund	—	—	—	—	—	—	273,934	1,478,469	1,752,403
Large Growth Stock Fund	46,865,978	10,937,396	—	—	—	—	3,795,667	17,631,132	79,230,173
Large Cap Growth Fund	—	—	—	—	—	—	4,048,073	3,258,848	7,306,921
Large Core Growth Fund	—	—	—	—	—	—	10,932,803	34,681,645	45,614,448
Large Cap Value Fund	—	—	—	—	—	—	24,620,402	26,828,006	51,448,408
Large Core Value Fund	—	—	—	—	—	—	11,163,855	28,563,737	39,727,592
Index 500 Fund	11,373,814	—	—	$5,029,803	$1,916,180	187,860	4,110,871	2,801,580	25,420,108
Mid Cap Growth Fund	231,301	—	—	—	—	—	8,408,069	14,051,594	22,690,964
Mid Cap Value Fund	—	—	—	—	—	—	1,087,270	16,237,775	17,325,045
Mid Core Value Fund	—	—	—	—	—	—	3,356,440	13,604,577	16,961,017
SMID Cap Value Fund	—	—	—	—	—	—	90,729	—	90,729
Small Cap Growth Fund	35,616,716	—	—	—	—	—	6,651,080	1,185,784	43,453,580
Small Cap Value Fund	—	—	—	—	—	—	5,491,065	22,517,648	28,008,713
Small Cap Index Fund	—	—	—	—	—	—	52,175	148,402	200,577
International Equity Fund	—	—	—	—	—	—	19,155,146	53,636,686	72,791,832
Emerging Markets Equity Fund	—	—	—	—	—	—	5,319,278	13,759,863	19,079,141
REIT Fund	—	—	—	—	—	—	5,111,911	14,377,661	19,489,572

During the year ended December 31, 2009, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

Money Market Fund	$7,007
Limited Maturity Bond Fund	186,675
SMID Cap Growth Fund	20,299
SMID Cap Value Fund	20,950
Developed International Index Fund	79,118

156

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

Post-October Losses:

The following Funds elected to treat post-October losses incurred in the period November 1, 2009 through December 31, 2009 as having occurred on January 1, 2010:

	Currency	Capital
Quality Bond Fund	—	$28,673
High Yield Bond Fund	$4,201	27,942
Balanced Fund	—	117,822
Large Growth Stock Fund	—	529,379
Large Core Growth Fund	—	1,185,603
Large Core Value Fund	—	117,333
Index 500 Fund	—	468,935
Mid Cap Value Fund	—	142,215
Mid Core Value Fund	—	113,113
SMID Cap Value Fund	—	75,063
Small Cap Growth Fund	—	145,078
Small Cap Value Fund	—	475,633
Developed International Index Fund	2,248	—
International Equity Fund	—	821,505
Emerging Markets Equity Fund	29,585	—
REIT Fund	—	999,208

Tax cost of securities:

At December 31, 2009, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at December 31, 2009 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Money Market Fund	$168,171,550	—	—	—
Limited Maturity Bond Fund	148,733,857	$1,121,543	($1,698,248)	($576,705)
Quality Bond Fund	399,824,002	6,110,176	(6,556,592)	(446,416)
High Yield Bond Fund	97,530,599	7,094,866	(2,362,922)	4,731,944
Flexibly Managed Fund	1,199,736,253	172,543,565	(34,843,312)	137,700,253
Balanced Fund	62,542,025	875,584	(3,373,320)	(2,497,736)
Large Growth Stock Fund	140,808,960	27,275,336	(3,136,575)	24,138,761
Large Cap Growth Fund	31,612,261	5,295,695	(855,806)	4,439,889
Large Core Growth Fund	133,893,432	20,912,692	(3,382,117)	17,530,575
Large Cap Value Fund	135,951,819	17,597,300	(5,892,282)	11,705,018
Large Core Value Fund	149,914,379	20,309,312	(3,355,081)	16,954,231
Index 500 Fund	297,488,857	43,408,109	(64,449,889)	(21,041,781)
Mid Cap Growth Fund	84,912,617	19,363,366	(1,218,855)	18,144,511
Mid Cap Value Fund	116,174,180	15,373,261	(10,462,172)	4,911,090
Mid Core Value Fund	44,496,523	6,911,290	(682,949)	6,228,340
SMID Cap Growth Fund	19,366,141	3,483,045	(497,044)	2,986,001
SMID Cap Value Fund	18,045,062	3,714,271	(287,283)	3,426,988
Small Cap Growth Fund	94,502,746	13,718,658	(6,627,170)	7,091,488

157

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Small Cap Value Fund	$160,536,922	$17,606,890	$(12,890,019)	$4,716,872
Small Cap Index Fund	27,977,220	2,617,624	(1,878,474)	739,150
Developed International Index Fund	34,412,922	4,502,777	(1,175,525)	3,327,252
International Equity Fund	248,500,184	39,226,685	(9,530,060)	29,696,625
Emerging Markets Equity Fund	86,327,872	23,001,553	(3,299,186)	19,702,367
REIT Fund	59,229,129	8,659,735	(2,572,120)	6,087,615
Aggressive Allocation Fund	11,517,962	2,548,829	(148,391)	2,400,438
Moderately Aggressive Fund	52,320,428	10,832,339	(1,207,681)	9,624,658
Moderate Allocation Fund	91,122,063	11,872,160	(742,954)	11,129,206
Moderately Conservative Allocation Fund	41,462,091	4,299,130	(662,425)	3,636,705
Conservative Allocation Fund	30,004,092	1,834,966	(347,793)	1,487,173

The difference between book basis and tax basis depreciation is primarily due to wash sales, Passive Foreign Investment Companies, Trust Preferred Securities, real estate investment trust adjustments, and the treatment of certain corporate actions.

Management has analyzed the Funds’ tax position taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

8 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts — A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments. Certain Funds invested in financial futures contracts in order to hedge its existing portfolio securities, or securities each Fund intended to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

158

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

The Index 500 and Developed International Index and Small Cap Index Funds have entered into futures contracts during the year ended December 31, 2009. Open futures contracts held by the Index 500, Developed International Index and Small Cap Index Funds at December 31, 2009 were as follows:

Fund	Type	Futures Contract	Expiration Date	Unit (at 50 per Unit)	Closing Price	Unrealized Appreciation (Depreciation)
Index 500	Buy/Long	E-Mini S&P 500 Index	3/20/2010	86	$1,111	$30,192
Developed International Index	Buy/Long	E-Mini MSCI Eafe Index	3/19/2010	11	$1,569	(900)

				Unit (at 100 per Unit)
Small Cap Index	Buy/Long	Russell 2000 Mini Index	3/20/2010	11	$624	32,341

The total market value of futures contracts held in the Index 500, Developed International Index and Small Cap Index funds as of December 31, 2009 are classified as Level 1.

Options — The Fund writes covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts. The Fund may purchase options which are included in the Fund’s Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

Transactions in options written during the year ended December 31, 2009 for the Flexibly Managed and Large Cap Value Funds were as follows:

Flexibly Managed Fund	Number of Contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2008	17,195	$4,572,168
Options written	60,211	12,339,688
Options repurchased	(27,076)	(6,916,503)
Options expired	(16,194)	(3,181,913)
Options exercised	(4,144)	(975,130)

Options outstanding at December 31, 2009	29,992	$5,838,310

Large Cap Value Fund	Number of Contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2008	—	$—
Options written	4,462	326,194
Options repurchased	(3,898)	(283,123)
Options expired	(381)	(18,666)
Options exercised	(183)	(24,405)

Options outstanding at December 31, 2009	—	$—

159

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

Forward Foreign Currency Contracts — Certain Funds entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The International Equity Fund has entered into forward foreign currency contracts during the year ended December 31, 2009.

Open forward foreign currency contracts held by the International Equity Fund at December 31, 2009 were as follows:

	Currency	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Australian Dollar	04/06/2010	($5,684,000)	1.12337	($4,833,788)	($5,059,793)	($226,005)
Buy	Australian Dollar	04/06/2010	5,684,000	1.12337	5,038,553	5,059,793	21,240
Sell	Australian Dollar	06/10/2010	(3,231,000)	1.13183	(2,875,881)	(2,854,668)	21,213
Sell	Brazilian Real	04/05/2010	(8,037,000)	1.77720	(4,349,261)	(4,522,276)	(173,015)
Sell	Brazilian Real	06/21/2010	(11,056,000)	1.80728	(5,963,001)	(6,117,496)	(154,495)
Buy	Brazilian Real	04/05/2010	8,037,000	1.77720	4,558,681	4,522,276	(36,405)
Sell	Euro	06/10/2010	(2,135,000)	0.69729	(3,054,374)	(3,061,854)	(7,480)
Sell	Euro	03/29/2010	(4,227,000)	0.69709	(6,185,538)	(6,063,811)	121,727
Buy	Euro	03/29/2010	4,227,000	0.69709	6,297,047	6,063,811	(233,236)
Sell	Euro	06/10/2010	(4,127,000)	0.69729	(6,080,351)	(5,918,629)	161,722
Sell	Euro	06/10/2010	(1,648,000)	0.69729	(2,352,685)	(2,363,436)	(10,751)
Sell	Pounds Sterling	03/29/2010	(6,081,000)	0.61960	(9,771,376)	(9,814,434)	(43,058)
Sell	Pounds Sterling	03/29/2010	(5,895,000)	0.61960	(9,351,887)	(9,514,240)	(162,353)
Sell	Swiss Franc	03/29/2010	(4,986,000)	1.03314	(4,841,623)	(4,826,072)	15,551
Buy	Swiss Franc	03/29/2010	4,986,000	1.03314	4,910,380	4,826,072	(84,308)
Sell	Swiss Franc	06/10/2010	(4,609,000)	1.03234	(4,505,288)	(4,464,628)	40,660
Sell	Swiss Franc	06/10/2010	(2,613,000)	1.03234	(2,507,052)	(2,531,150)	(24,098)

	Total						($773,091)

The total market value of forward foreign currency contracts held in the International Equity Fund as of December 31, 2009 are classified as Level 1.

160

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

The following is a summary of the location of derivatives on the Fund’s Statements of Assets and Liabilities as of December 31, 2009:

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value* Net unrealized appreciation in value of investments, futures contracts and foreign currency related items**	Call options written, at value Net unrealized appreciation in value of investments, futures contracts and foreign currency related items**

Foreign exchange contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts

The following is a summary of the Fund’s derivative instrument holdings categorized by primary risk exposure as of December 31, 2009:

	Asset Derivative Value		Liability Derivative Value
Portfolio	Equity contracts	Foreign exchange contracts	Equity contracts	Foreign exchange contracts
Flexibly Managed Fund	$306,001	—	$6,099,956	—
Index 500 Fund	30,192	—	—	—
International Equity Fund	—	382,113	—	1,155,204
Small Cap Index Fund	32,341	—	—	—
Developed International Index Fund	—	—	900	—

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on options
Change in net unrealized appreciation (depreciation) of investments and foreign currency*
Change in net unrealized appreciation (depreciation) of futures contracts
Change in net unrealized appreciation (depreciation) of written options

Foreign exchange contracts	Net realized foreign currency exchange gain (loss)
Change in net unrealized appreciation (depreciation) of investments and foreign currency

	Realized Gain (Loss) on Derivatives Recognized in Income
Portfolio	Equity contracts	Foreign exchange contracts
Flexibly Managed Fund	$(1,920,465)	—
Large Cap Value Fund	56,536	—
Index 500 Fund	938,236	—
Small Cap Index Fund	92,628	—
Developed International Index Fund	235,598	$32,509
International Equity Fund	—	5,165,707
Emerging Markets Equity Fund	—	128,589

161

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Portfolio	Equity contracts	Foreign exchange contracts
Flexibly Managed Fund	$(2,507,826)	—
Large Cap Value Fund	—	—
Index 500 Fund	(32,262)	—
Small Cap Index Fund	21,101	—
Developed International Index Fund	(9,628)	$(8,802)
International Equity Fund	—	(11,590,019)
Emerging Markets Equity Fund	—	(23,284)

* includes purchased options

** includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported with the Statements of Assets and Liabilities.

9 — CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

The Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

10 — SECURITIES LENDING

Each portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least 102% of the market value of the securities loaned. However, due to market fluctuations, the value of the securities loaned may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Lending securities involves certain risk that the Portfolio may be delayed from recovering the collateral if the borrower fails to return the securities.

The Funds paid fees for securities lending for the year ended December 31, 2009 to its custodian, which have been netted against Income from Securities Lending in the Statements of Operations. These fees are presented below.

	Market Value of Securities on Loan	Market Value of Collateral	Fees Paid for Lending	Net Income Earned From Lending
Limited Maturity Bond Fund	$37,575,336	$38,539,625	$787	$1,634
Quality Bond Fund	77,475,873	79,215,161	1,784	3,550
Flexibly Managed Fund	30,165,956	31,537,753	3,261	7,604
Large Growth Stock Fund	19,696,929	20,418,367	1,126	2,598
Large Cap Growth Fund	7,691,035	7,988,395	317	739
Large Core Growth Fund	23,259,742	24,245,839	2,562	6,016
Large Cap Value Fund	4,530,439	4,825,273	778	1,832

162

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

	Market Value of Securities on Loan	Market Value of Collateral	Fees Paid for Lending	Net Income Earned From Lending
Large Core Value Fund	$15,974,750	$16,675,615	$1,603	$3,750
Index 500 Fund	24,456,374	25,677,271	4,004	9,241
Mid Cap Growth Fund	19,087,949	19,887,573	1,988	4,619
Mid Cap Value Fund	26,510,254	27,852,018	3,821	9,046
Mid Core Value Fund	9,676,236	10,087,095	2,169	5,080
Small Cap Growth Fund	24,352,203	25,834,092	16,503	38,260
Small Cap Value Fund	30,470,067	32,375,229	9,297	21,525
Small Cap Index Fund	6,685,103	7,148,543	3,694	9,055
International Equity Fund	6,468,698	6,629,000	429	988
Emerging Markets Equity Fund	1,849,025	1,862,500	131	308
REIT Fund	13,719,559	14,521,566	727	1,688

11 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.

12 — SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through February 26, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

163

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Penn Series Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Penn Series Funds, Inc. comprising the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Balanced Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Core Growth Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Index Fund, Developed International Index Fund, International Equity Fund, Emerging Markets Equity Fund, REIT Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund, (collectively, the Funds), as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians, the transfer agent, and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the Penn Series Funds, Inc. as of December 31, 2009, and the results of their operations, the changes in their net assets and the financial highlights for the aforementioned periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 26, 2010

Appendix A

PENN SERIES FUNDS, INC.

Proxy Voting Policies and Procedures

All voting securities held in each fund or portfolio (“Fund”) of Penn Series Funds, Inc. (“Penn Series”) shall be voted in the best interest of shareholders of the Fund. In furtherance of this policy, and as provided in the investment advisory agreement between Penn Series and Independence Capital Management, Inc. (“ICMI”) and the investment sub-advisory agreements between ICMI and investment sub-advisers, Penn Series has delegated the authority and responsibility to vote securities held in each Fund to the investment adviser or sub-adviser that manages the investments of the Fund on a day-to-day basis.

A description of the proxy voting policies and procedures that each investment adviser or sub-adviser uses in voting securities held in a Fund of Penn Series accompanies these policies and procedures as appendices. See the following table.

Proxy Voting Policies and Procedures of ICMI and Sub-Advisers
Exhibit	Investment Adviser or Sub-Adviser	Fund(s)
A	Independence Capital Management, Inc.

Money Market Fund

Limited Maturity Bond Fund

Quality Bond Fund

Balanced Fund

Aggressive Allocation Fund

Moderately Aggressive Allocation Fund

Moderate Allocation Fund

Moderately Conservative Allocation Fund

Conservative Allocation Fund

B	OppenheimerFunds, Inc.	Large Cap Value Fund
C	Allianz Global Investors Capital LLC	Small Cap Growth Fund
D	Goldman Sachs Asset Management L.P.	Small Cap Value Fund
E	Heitman Real Estate Securities LLC	REIT Fund
F	Lord, Abbett & Co. LLC	Mid Core Value Fund
G	Neuberger Berman Management LLC	Mid Cap Value Fund
H	T. Rowe Price Associates, Inc.	High Yield Bond Fund Flexibly Managed Fund Large Growth Stock Fund
I	Turner Investment Partners, Inc.	Mid Cap Growth Fund Large Cap Growth Fund
J	Vontobel Asset Management, Inc.	International Equity Fund
K	Wells Capital Management Incorporated	Large Core Growth Fund SMID Cap Growth Fund
L	Eaton Vance Management	Large Core Value Fund
M	AllianceBernstein L.P.	SMID Cap Value Fund
N	Morgan Stanley Investment Management, Inc	Emerging Markets Equity Fund
O	SSgA Funds Management, Inc.	Small Cap Index Fund Developed International Index Fund Index 500 Fund

A-1

Variable annuity contract and variable life insurance policy owners that participate in the investment results of a Fund may obtain a description of these Proxy Voting Policies and Procedures and a description of the Proxy Voting Policies and Procedures of the investment adviser or sub-adviser to the Fund that is responsible for voting the securities of the Fund, free of charge, by calling (800) 523-0650, or by visiting the website of The Penn Mutual Life Insurance Company at www.pennmutual.com, clicking on the Investment Options and Performance Tab at the top of the page and, under Related Information, clicking on the Penn Series Proxy Voting tab and you will be directed to the proxy voting policies as well as each Fund’s proxy voting record. Descriptions requested by telephone will be sent to the variable annuity contract or variable life insurance policy owner by first-class mail within three days of receipt of the request.

Variable annuity contract and variable life insurance policy owners that participate in the investment results of a Fund may obtain the voting record of the Fund for the most recent twelve-month period ended June 30, free of charge, by visiting the website of The Penn Mutual Life Insurance Company at www.pennmutual.com and following the instructions noted above. The voting record will be made available on the website of The Penn Mutual Life Insurance Company as soon as reasonably practicable after the information is filed by Penn Series with the SEC on SEC Form N-PX. The voting record will also be available on the website of the U. S. Securities and Exchange Commission (“SEC”) at www.sec.gov.

EXHIBIT A

INDEPENDENCE CAPITAL MANAGEMENT, INC.

Proxy Voting Policies and Procedures

Independence Capital Management, Inc. (“ICMI”) provides day-to-day investment management services to clients, including the voting of securities held in their accounts. The following policies and procedures are reasonably designed to ensure that ICMI votes securities held in those client accounts in the best interest of the client.

ICMI has retained an independent firm, Institutional Shareholder Services (“ISS”), to assist it in voting the securities. ISS specializes in providing proxy advisory and voting services. These services include in-depth research, analysis, voting recommendations, as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance.

ICMI portfolio managers, who are responsible for purchasing and selling securities for client accounts, along with the ICMI compliance officer, oversee ISS in the voting of proxies held in client accounts.

Securities generally will be voted in accordance with the guidelines set forth in Exhibit A attached to these policies and procedures, except as ICMI may otherwise determine in the exercise of its fiduciary duty to its clients. The appropriate portfolio manager will review all voting recommendations made by ISS with respect to securities for which ICMI has voting authority, including recommendations on voting for or against proposals described in Exhibit A. If the portfolio manager determines that it is in the interest of a client account to vote securities differently than the recommendation made by ISS, the portfolio manager will fully document the reasons for voting the securities differently in a memorandum to the ICMI compliance officer. Upon receipt of the memorandum, the ICMI compliance officer will direct ISS to vote the securities in accordance with the determination made by the portfolio manager.

In providing proxy advisory and voting services to ICMI, ISS observes policies and procedures that address potential conflicts between the interests of ICMI client accounts, on the one hand, and the interests of ISS and its affiliates, on the other. The policies, procedures and practices of ISS are described in Exhibit B attached to these policies and procedures. ICMI relies, to a large extent, on the independence of ISS, and the polices, procedures and practices it has in place, to avoid voting on any proposal that may be inappropriate because of conflict of interest. In addition, ICMI portfolio managers and the ICMI compliance officer monitor the voting of securities that may present a conflict between the interests of a client, on the one hand, the interest of ICMI and its affiliates, on the other. The portfolio managers and the compliance officer are sensitized to the fact that any business or other relationship between ICMI (or any of its affiliates) and a company whose securities are to be voted could improperly influence a manager’s determination to vote the securities differently than recommended by ISS. Any potential conflict of interest identified by a portfolio manager are immediately referred to the compliance officer for immediate resolution.

ICMI, acting on its own behalf or acting through ISS, will provide a description of its proxy voting policies and procedures to its clients, and will inform its clients as to how they may obtain information on how ICMI voted their securities. Further, ICMI, acting on its own behalf or acting through ISS, will retain for a period of not less than six years its (i) proxy voting policies and procedures, (ii) proxy statements that ICMI receives regarding client securities, (iii) records of votes casts on behalf of clients, (iv) any document prepared on behalf of ICMI that was material to making the determination of how to vote securities and (v) a copy of each written request for proxy voting information, and a copy of any written response made by or on behalf of ICMI to any request (oral or written) for proxy voting information.

Exhibit A

INDEPENDENCE CAPITAL MANAGEMENT, INC.

Proxy Voting Guidelines - Summary

The following is a concise summary of ICMI’s proxy voting policy guidelines.

1. Auditors

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent,

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•	Fees for non-audit services (“Other” fees) are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•	Composition of the board and key board committees;

•	Attendance at board and committee meetings;

•	Corporate governance provisions and takeover activity;

•	Disclosures under Section 404 of Sarbanes-Oxley Act;

•	Long-term company performance relative to a market and peer index;

•	Extent of the director’s investment in the company;

•	Existence of related party transactions;

•	Whether the chairman is also serving as CEO;

•	Whether a retired CEO sits on the board;

•	Number of outside boards at which a director serves;

•	Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•

The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

•

The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

•

The board failed to act on takeover offers where the majority of the shareholders tendered their shares• At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

•	The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•	The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

•

A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;

•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards, and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring an independent director fill the position of chair, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•

Has a designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

•	Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

•	Serving as liaison between the chairman and the independent directors,

•	Approving information sent to the board,

•	Approving meeting agendas for the board,

•	Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

•	Having the authority to call meetings of the independent directors,

•	If requested by major shareholders, ensuring that he is available for consultation and direct communication;

•	Two-thirds independent board;

•	All-independent key committees;

•	Established governance guidelines;

•	The company does not under-perform its peers*.

*	Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company, and identified on the executive compensation page of proxy analyses. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year performance, industry peers, and index).

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminated.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

In addition, for capital requests that are less than or equal to 300 percent of the current authorized shares and marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent) vote on a CASE-BY-CASE basis, In this situation, vote FOR the increase based on the company’s performance, and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Poor Pay Practices

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:

•	Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

•	Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);

•	Huge bonus payouts without justifiable performance linkage or proper disclosure;

•	Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

•

Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

•	New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);

•	Excessive severance provisions (e.g., including excessive change in control payments);

•	Change in control payouts without loss of job or substantial diminution of job duties;

•	Internal pay disparity;

•	Options backdating (covered in a separate policy); and

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

•	A minimum vesting of three years for stock options or restricted stock; or

•	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity:

•	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites provided to non-employee directors; and

•

Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85% of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5% or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25% of employee’s contribution, which is effectively a discount of 20% from market value;

•	No discount on the stock price on the date of purchase, since there is a company matching contribution.

Options Backdating

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Length of time of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;

•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation) during the five years prior to the year in which the change of control occurs;

•

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

9. Social and Environmental Issues

In evaluating social and environmental issues, we first determine whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, we vote AGAINST the proposal.

Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, in acting as representatives of our beneficiaries, we must consider only the impact of the proposal on the target company. Focusing in on the financial aspects of social and environmental proposals, if the proposal would have a negative impact on the company’s financial position or adversely affect important operations, we vote AGAINST the resolution. Conversely, if a proposal would have a clear and beneficial impact on the company’s finances of operations, we vote FOR the proposal.

Finally, in reviewing shareholder proposals regarding social and environmental issues, we will seriously consider management’s recommendations on the grounds that management is often most qualified to determine how such proposals will impact on a particular corporation’s business and shareholders.

Social and environmental issues that may arise include:

•	The Ceres Principles and other corporate environmental practices;

•	Board diversity;

•	The McBride Principles, repressive regimes and foreign labor practices (Northern Ireland and China);

•	Employment practices and employment opportunity;

•	Military, nuclear power and related energy issues;

•	Tobacco, drug pricing, predatory lending and safety in advertising practices;

•	International policies, including world debt crisis;

•	Genetically-modified foods;

•	Animal rights;

•	Political contributions/activities and charitable contributions

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

EXHIBIT B

OPPENHEIMERFUNDS, INC.

OPPENHEIMER FUNDS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

(as of March 27, 2009) and

PROXY VOTING GUIDELINES (as of March 27, 2009)

These Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”), which include the attached “OppenheimerFunds Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. (“OFI”) in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI (“Fund(s)”).

To the extent that these Policies, Procedures and Guidelines establish a standard, OFI’s compliance with such standard, or failure to comply with such standard, will be subject to OFI’s judgment.

A.	Funds for which OFI has Proxy Voting Responsibility

OFI Funds. Each Board of Directors/Trustees of the Funds advised by OFI (the “OFI Fund Board(s)”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards (“Sub-Advised Funds”). Generally, pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds. When voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI may refer the vote to the portfolio manager of the sub-advised fund.

Tremont Fund (Fund-of-Hedge Funds) OFI’s Tremont Fund (the “Tremont Fund”) is structured as a fund-of-hedge funds and invests its assets primarily in underlying private investment partnerships and similar investment vehicles (“portfolio funds”). The Tremont Fund has delegated voting of portfolio proxies (if any) for its portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Fund.

The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Fund). Therefore, the Tremont Fund’s interests (or shares) in those underlying portfolio funds are not considered to be “voting securities”

and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Fund and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B.	Proxy Voting Committee

OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies. The Committee has adopted a written charter that outlines its responsibilities.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

C.	Administration and Voting of Portfolio Proxies

1.	Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

2.	Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

3.	Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

•	a company that is a significant selling agent of OFI’s products and services solicits proxies;

•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI’s voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures, as long as OFI determines that the course of action is consistent with the best interests of the Fund and its shareholders:

•

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);

•

If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

•

If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4.	Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5.	Securities Lending Programs

The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled in advance of the record date. If a Fund participates in a securities lending program, OFI will attempt to recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI has knowledge of a shareholder vote in time to recall such loaned securities and if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

6.	Shares of Registered Investment Companies (Fund of Funds)

Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the “Fund of Funds”). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called “mirror” or “echo” voting).

D.	Fund Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to the Board describing:

•

any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	records of written client requests for proxy voting information and any written responses of OFI to such requests; and

•	any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.	Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F.	Proxy Voting Guidelines

The Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

Appendix A

OPPENHEIMERFUNDS, INC. AND OPPENHEIMER FUNDS

PORTFOLIO PROXY VOTING GUIDELINES

(dated as of March 27, 2009)

1.0	OPERATIONAL ITEMS

1.1.1	Amend Quorum Requirements.

•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

1.1.2	Amend Articles of Incorporation/Association or Bylaws

•	Vote amendments to the bylaws/charter on a CASE-BY-CASE basis.

•	Vote FOR bylaw/charter changes if:

•	shareholder rights are protected;

•	there is a negligible or positive impact on shareholder value;

•	management provides sufficiently valid reasons for the amendments; and/or

•	the company is required to do so by law (if applicable); and

•	they are of a housekeeping nature (updates or corrections).

1.1.3	Change Company Name.

•	Vote WITH Management.

1.1.4	Change Date, Time, or Location of Annual Meeting.

•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

1.1.5	Transact Other Business.

•	Vote AGAINST proposals to approve other business when it appears as voting item.

1.1.6	Change in Company Fiscal Term

•	Vote FOR resolutions to change a company’s fiscal term for sufficiently valid business reasons.

•	Vote AGAINST if a company’s motivation for the change is to postpone its AGM.

AUDITORS

1.2	Ratifying Auditors

•	Vote FOR Proposals to ratify auditors, unless any of the following apply:

•	an auditor has a financial interest in or association with the company, and is therefore not independent;

•	fees for non-audit services are excessive;

•	there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•

poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of Generally Accepted Accounting Principles (“GAAP”) or International Financial Reporting Standards (“IFRS”); or material weaknesses identified in Section 404 disclosures.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

•	Vote AGAINST shareholder proposals asking for audit firm rotation.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

•	Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

2.0	THE BOARD OF DIRECTORS

2.1	Voting on Director Nominees

•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

•	composition of the board and key board committees;

•	attendance at board meetings;

•	corporate governance provisions and takeover activity;

•	long-term company performance relative to a market index;

•	directors’ investment in the company;

•	whether the chairman is also serving as CEO;

•	whether a retired CEO sits on the board.

•

WITHHOLD/AGAINST (whichever vote option is applicable on the ballot) VOTES: However, there are some actions by directors that should result in votes being WITHHELD/AGAINST. These instances include directors who:

•	attend less than 75% of the board and committee meetings without a valid excuse;

•	implement or renew a dead-hand or modified dead-hand poison pill;

•	ignore a shareholder proposal that is approved by a majority of the shares outstanding;

•	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;

•	failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees;

•	re audit committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

•	the non-audit fees paid to the auditor are excessive;

•

a material weakness is identified in the Section 404 Sarbanes-Oxley Act disclosures which rises to a level of serious concern, there are chronic internal control issues and an absence of established effective control mechanisms;

•

there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	the company receives an adverse opinion on the company’s financial statements from its auditors.

•

are compensation committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

•	there is a clearly negative correlation between the chief executive’s pay and company performance under standards adopted in this policy;

•	the company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	the company fails to submit one-time transfers of stock options to a shareholder vote;

•	the company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	the company has inappropriately backdated options; or

•	the company has egregious compensation practices including, but not limited to, the following:

•	egregious employment contracts;

•	excessive perks/tax reimbursements;

•	abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	egregious pension/supplemental executive retirement plan (SERP) payouts;

•	new CEO with overly generous new hire package;

•	excessive severance and/or change in control provisions; or

•	dividends or dividend equivalents paid on unvested performance shares or units.

•	enacted egregious corporate governance policies or failed to replace management as appropriate;

•	are inside directors or affiliated outside directors; and the full board is less than majority independent;

•

are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board (the term “public company” excludes an investment company).Vote should be WITHHELD only at their outside board elections;

•	serve on more than five public company boards. (The term “public company” excludes an investment company.)

•	WITHHOLD/AGAINST on all incumbents if the board clearly lacks accountability and oversight, coupled with sustained poor performance relative to its peers.

•	Additionally, the following should result in votes being WITHHELD/AGAINST (except from new nominees):

•	if the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed; or

•

if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption;

•	if a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2	Board Size

•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.

•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3	Classification/Declassification of the Board

•	Vote AGAINST proposals to classify the board.

•

Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of voting shareholders request repeal of the classified board and the board remains classified, WITHHOLD votes for those directors at the next meeting at which directors are elected, provided however, if the company has majority voting for directors that meets the standards under this policy, WITHHOLD votes only from directors having responsibility to promulgate classification/declassification policies, such as directors serving on the governance committee, nominating committee or either of its equivalent.

2.4	Cumulative Voting

•	Vote FOR proposal to eliminate cumulative voting.

•	Vote on a CASE-BY-CASE basis on cumulative voting proposals at controlled companies (where insider voting power is greater than 50%).

2.5	Require Majority Vote for Approval of Directors

•

OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.6	Director and Officer Indemnification and Liability Protection

•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

•

Vote on a CASE-BY-CASE basis on proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

•

Vote on a CASE-BY-CASE basis on indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

•	Vote on a CASE-BY-CASE basis on proposals to expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	the director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company; and

•	only if the director’s legal expenses would be covered.

2.7	Establish/Amend Nominee Qualifications

•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.8	Filling Vacancies/Removal of Directors.

•	Vote AGAINST proposals that provide that directors may be removed only for cause.

•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.9	Independent Chairman (Separate Chairman/CEO)

•

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

•	designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	two-thirds independent board;

•	all-independent key committees;

•	established governance guidelines;

•	the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time (performance will be measured according to shareholder returns against index and peers from the performance summary table);

•	the company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•	egregious compensation practices;

•	multiple related-party transactions or other issues putting director independence at risk;

•	corporate and/or management scandal;

•	excessive problematic corporate governance provisions; or

•	flagrant actions by management or the board with potential or realized negative impacts on shareholders.

2.10	Majority of Independent Directors/Establishment of Committees

•

Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

•

For purposes of Special Purpose Acquisition Corporations (SPAC), when a former CEO of a SPAC company serves on the board of an acquired company, that director will generally be classified as independent unless determined otherwise taking into account the following factors:

•	the applicable listing standards determination of such director’s independence;

•	any operating ties to the firm; and

•	if there are any other conflicting relationships or related party transactions.

•

A director who is a party to an agreement to vote in line with management on proposals being brought to a shareholder vote shall be classified as an affiliated outside director. However, when dissident directors are parties to a voting agreement pursuant to a settlement arrangement, such directors shall be classified as independent unless determined otherwise taking into account the following factors:

•	the terms of the agreement;

•	the duration of the standstill provision in the agreement;

•	the limitations and requirements of actions that are agreed upon;

•	if the dissident director nominee(s) is subject to the standstill; and

•	if there are any conflicting relationships or related party transactions.

2.11	Open Access

•	Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

2.12	Stock Ownership Requirements

•

Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:

•

whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of rigorous stock ownership guidelines or short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement or a meaningful retention ratio.

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

2.13	Age or Term Limits

•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0	PROXY CONTESTS

3.1	Voting for Director Nominees in Contested Elections

•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

•	long-term financial performance of the target company relative to its industry;

•	management’s track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership position.

3.2	Reimbursing Proxy Solicitation Expenses

•

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3	Confidential Voting

•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1	Advance Notice Requirements for Shareholder Proposals/Nominations.

•

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2	Amend Bylaws without Shareholder Consent

•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3	Poison Pills

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

•	Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

•	Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:

•	20% or higher flip-in or flip-over;

•	two to three-year sunset provision;

•	no dead-hand, slow-hand, no-hand or similar features;

•

shareholder redemption feature-if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill;

•	considerations of the company’s existing governance structure including: board independence, existing takeover defenses, and any problematic governance concerns;

•	for management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors will be considered:

•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.

4.4	Shareholder Ability to Act by Written Consent

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•	Vote FOR proposals to allow or make easier shareholder action by written consent.

4.5	Shareholder Ability to Call Special Meetings

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•	Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

4.6	Establish Shareholder Advisory Committee

•	Vote on a CASE-BY-CASE basis.

4.7	Supermajority Vote Requirements

•	Vote AGAINST proposals to require a supermajority shareholder vote.

•	Vote FOR proposals to lower supermajority vote requirements.

5.0	MERGERS AND CORPORATE RESTRUCTURINGS

5.1	Appraisal Rights

•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2	Asset Purchases

•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	purchase price;

•	fairness opinion;

•	financial and strategic benefits;

•	how the deal was negotiated;

•	conflicts of interest;

•	other alternatives for the business; and

•	non-completion risk.

5.3	Asset Sales

•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

•	impact on the balance sheet/working capital;

•	potential elimination of diseconomies;

•	anticipated financial and operating benefits;

•	anticipated use of funds;

•	value received for the asset;

•	fairness opinion;

•	how the deal was negotiated; and

•	conflicts of interest.

5.4	Bundled Proposals

•

Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5	Conversion of Securities

•

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

•	Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

5.6	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	dilution to existing shareholders’ position;

•	terms of the offer;

•	financial issues;

•	management’s efforts to pursue other alternatives;

•	control issues; and

•	conflicts of interest.

•	Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7	Formation of Holding Company

•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	the reasons for the change;

•	any financial or tax benefits;

•	regulatory benefits;

•	increases in capital structure; and

•	changes to the articles of incorporation or bylaws of the company.

•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	increases in common or preferred stock in excess of the allowable maximum as calculated by the RMG Capital Structure Model; and/or

•	adverse changes in shareholder rights.

5.8	Going Private Transactions (LBOs, Minority Squeezeouts) and Going Dark Transactions

•	Vote on going private transactions on a CASE-BY-CASE basis, taking into account the following:

•	offer price/premium;

•	fairness opinion;

•	how the deal was negotiated;

•	conflicts of interests;

•	other alternatives/offers considered; and

•	non-completion risk.

•	Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	cash-out value;

•	whether the interests of continuing and cashed-out shareholders are balanced; and

•	the market reaction to public announcement of the transaction.

5.9	Joint Venture

•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

•	percentage of assets/business contributed;

•	percentage of ownership;

•	financial and strategic benefits;

•	governance structure;

•	conflicts of interest;

•	other alternatives; and

•	non-completion risk.

5.10	Liquidations

•

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

5.11	Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	prospects of the combined company anticipated financial and operating benefits;

•	offer price (premium or discount);

•	fairness opinion;

•	how the deal was negotiated;

•	changes in corporate governance;

•	changes in the capital structure; and

•	conflicts of interest.

5.12	Private Placements/Warrants/Convertible Debenture

•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

•	dilution to existing shareholders’ position;

•	terms of the offer;

•	financial issues;

•	management’s efforts to pursue other alternatives;

•	control issues; and

•	conflicts of interest.

•	Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.13	Spinoffs

•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•	tax and regulatory advantages;

•	planned use of the sale proceeds;

•	valuation of spinoff;

•	fairness opinion;

•	benefits to the parent company;

•	conflicts of interest;

•	managerial incentives;

•	corporate governance changes; and

•	changes in the capital structure.

5.14	Value Maximization Proposals

•

Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15	Severance Agreements that are Operative in Event of Change in Control

•	Review CASE-BY-CASE, with consideration give to RMG “transfer-of-wealth” analysis. (See section 8.2).

5.16	Special Purpose Acquisition Corporations (SPACs)

•	Vote on mergers and acquisitions involving SPAC will be voted on a CASE-BY-CASE using a model developed by RMG which takes in consideration:

•	valuation;

•	market reaction;

•	deal timing;

•	negotiations and process;

•	conflicts of interest;

•	voting agreements; and

•	governance.

6.0	STATE OF INCORPORATION

6.1	Control Share Acquisition Provisions

•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

•	Vote FOR proposals to restore voting rights to the control shares.

6.2	Control Share Cashout Provisions

•	Vote FOR proposals to opt out of control share cashout statutes.

6.3	Disgorgement Provisions

•	Vote FOR proposals to opt out of state disgorgement provisions.

6.4	Fair Price Provisions

•

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5	Freezeout Provisions

•	Vote FOR proposals to opt out of state freezeout provisions.

6.6	Greenmail

•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7	Reincorporation Proposals

•

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8	Stakeholder Provisions

•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9	State Anti-takeover Statutes

•

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0	CAPITAL STRUCTURE

7.1	Adjustments to Par Value of Common Stock

•	Vote FOR management proposals to reduce the par value of common stock.

7.2	Common Stock Authorization

•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by RMG which considers the following factors:

•	specific reasons/rationale for the proposed increase;

•	the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	the board’s governance structure and practices; and

•	risks to shareholders of not approving the request.

•

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

7.3	Dual-Class Stock

•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.

•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

•	it is intended for financing purposes with minimal or no dilution to current shareholders; and

•	it is not designed to preserve the voting power of an insider or significant shareholder.

7.4	Issue Stock for Use with Rights Plan

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

7.5	Preemptive Rights

•

Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6	Preferred Stock

•	Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

•	Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

•	Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

•

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

•	Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

•

Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

7.7	Recapitalization

•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

•	more simplified capital structure;

•	enhanced liquidity;

•	fairness of conversion terms;

•	impact on voting power and dividends;

•	reasons for the reclassification;

•	conflicts of interest; and

•	other alternatives considered.

7.8	Reverse Stock Splits

•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.

•

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by RMG.

7.9	Share Purchase Programs

•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.10	Stock Distributions: Splits and Dividends

•	Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by RMG.

7.11	Tracking Stock

•

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.1	Equity-based Compensation Plans

•	Vote compensation proposals on a CASE-BY-CASE basis.

•

OFI analyzes stock option plans, paying particular attention to their dilutive effect. OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•	Vote AGAINST equity proposal and compensation committee members if any of the following factors apply:

•	the total cost of the company’s equity plans is unreasonable;

•	the plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•

the CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•

the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	the plan is a vehicle for poor pay practices.

•

For Real Estate Investment Trusts (REITs), common shares issuable upon conversion of outstanding Operating Partnership (OP) units will be included in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

8.2	Director Compensation

•

Vote CASE-BY-CASE on stock plans or non-cash compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.

•	Vote FOR the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	director stock ownership guidelines with a minimum of three times the annual cash retainer;

•	vesting schedule or mandatory holding/deferral period:

•	a minimum vesting of three years for stock options or restricted stock; or

•	deferred stock payable at the end of a three-year deferral period;

•	mix between cash and equity:

•	a balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•	if the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship;

•	no retirement/benefits and perquisites provided to non-employee directors; and

•

detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

8.3	Bonus for Retiring Director

•

Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4	Cash Bonus Plan

•

Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5	Stock Plans in Lieu of Cash

•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the RMG recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

8.6	Pre-Arranged Trading Plans (10b5-1 Plans)

•	Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	an executive may not trade in company stock outside the 10b5-1 Plan; and

•	trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

8.7	Management Proposals Seeking Approval to Reprice Options

•	Votes on management proposals seeking approval to exchange/reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	historic trading patterns;

•	rationale for the repricing;

•	value-for-value exchange;

•	option vesting;

•	term of the option;

•	exercise price; and

•	participation.

8.8	Employee Stock Purchase Plans

•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

•	Votes FOR employee stock purchase plans where all of the following apply:

•	purchase price is at least 85% of fair market value;

•	offering period is 27 months or less; and

•	the number of shares allocated to the plan is 10% or less of the outstanding shares.

•	Votes AGAINST employee stock purchase plans where any of the following apply:

•	purchase price is at least 85% of fair market value;

•	offering period is greater than 27 months; and

•	the number of shares allocated to the plan is more than 10% of the outstanding shares.

8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

•

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

•

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by RMG.

•

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

•	Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in RMG’s definition of director independence.

8.10	Employee Stock Ownership Plans (ESOPs)

•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares).

8.11	Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

•	Vote on a CASE-BY-CASE basis.

8.12	Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposal

•	Vote on a CASE-BY-CASE basis considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:

•	Relative considerations:

•	assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

•	evaluation of peer groups used to set target pay or award opportunities;

•	alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•	assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs);

•	Design considerations:

•	balance of fixed versus performance-driven pay;

•	assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates;

•	Communication considerations:

•

evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•	assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

8.13	401(k) Employee Benefit Plans

•	Vote FOR proposals to implement a 401(k) savings plan for employees.

8.14	Shareholder Proposals Regarding Executive and Director Pay

•

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

•

Generally vote FOR shareholder proposals seeking disclosure regarding the company’s, board’s, or committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

•	Vote FOR shareholder proposals to put option repricings to a shareholder vote.

•

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.15	Performance-Based Stock Options

•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

•	the proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); or

•	the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

8.16	Pay-for-Performance

•

Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

•	What aspects of the company’s short-term and long-term incentive programs are performance-driven?

•	Can shareholders assess the correlation between pay and performance based on the company’s disclosure?

•	What type of industry does the company belong to?

•	Which stage of the business cycle does the company belong to?

8.17	Golden Parachutes and Executive Severance Agreements

•

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

•	the parachute should be less attractive than an ongoing employment opportunity with the firm;

•	the triggering mechanism should be beyond the control management;

•	the amount should not exceed three times base salary plus guaranteed benefits; and

•

change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

8.18	Pension Plan Income Accounting

•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.19	Supplemental Executive Retirement Plans (SERPs)

•

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

•

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

8.20	Claw-back of Payments under Restatements

•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:

•	the coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement;

•	the nature of the proposal where financial restatement is due to fraud;

•	whether or not the company has had material financial problems resulting in chronic restatements; and/or

•	the adoption of a robust and formal bonus/equity recoupment policy.

•	If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.

•	If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

8.21	Tax Gross-Up Proposals

•

Generally vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments, except in limited situations for broadly accepted business practices, such as reasonable relocation or expatriate tax equalization arrangements applicable to substantially all or a class of management employees of the company.

9.0	SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI will generally ABSTAIN where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.

•	OFI will only vote “FOR” a proposal that would clearly:

•	have a discernable positive impact on short-term or long-term share value; or

•	have a presently indiscernible impact on short or long-term share value but promotes general long-term interests of the company and its shareholders, such as:

•	prudent business practices which support the long-term sustainability of natural resources within the company’s business lines, including reasonable disclosure on environmental policy issues that are particularly relevant to the company’s business;

•

reasonable and necessary measures to mitigate business operations from having disproportionately adverse impacts on the environment, absent which could potentially lead to onerous government sanctions, restrictions, or taxation regimes, major customer backlash, or other significant negative ramifications.

In the evaluation of social, political, and environmental proposals, the following factors may be considered:

•	what percentage of sales, assets and earnings will be affected;

•

the degree to which the company’s stated position on the issues could affect its reputation or sales, leave it vulnerable to boycott, selective purchasing, government sanctions, viable class action or shareholder derivative lawsuits;

•	whether the issues presented should be dealt with through government or company-specific action;

•	whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	whether the company’s analysis and voting recommendation to shareholders is persuasive;

•	what other companies have done in response to the issue;

•	whether the proposal itself is well framed and reasonable;

•	whether implementation of the proposal would achieve the objectives sought in the proposal;

•	whether the subject of the proposal is best left to the discretion of the board;

•	whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

OPPENHEIMER FUNDS INTERNATIONAL POLICY GUIDELINES

These international voting guidelines shall apply in non-US markets only as a supplement to the general OFI voting guidelines. In cases where the international guidelines and the primary guidelines conflict, the international guidelines shall take precedence for non-US market proposals. If the international guidelines do not cover the subject matter of a non-US market proposal, the primary guidelines should be followed.

1.0	OPERATIONAL ITEMS

1.1.7	Financial Results/Director and Auditor Reports

•	Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are material concerns about the financials presented or audit procedures used; or

•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

1.1.8	Allocation of Income and Dividends

•	Vote FOR approval of allocation of income and distribution of dividends, unless:

•	the dividend payout ratio has been consistently below 30% without an adequate explanation; or

•	the payout ratio is excessive given the company’s financial position.

1.1.9	Stock (Scrip) Dividend Alternative

•	Vote FOR reasonable stock (scrip) dividend proposals that allow for cash options.

•	Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

1.1.10	Lower Disclosure Threshold for Stock Ownership

•	Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless compelling reasons exist to implement a lower threshold.

AUDITORS

1.3	Appointment of Internal Statutory Auditors

•	Vote FOR the appointment and reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;

•	questions exist concerning any of the statutory auditors being appointed; or

•	the auditors have previously served the company is an executive capacity or can otherwise be considered affiliated with the company.

1.4	Remuneration of Auditors

•

Vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company or the scope of the services provided.

1.5	Indemnification of Auditors

•	Vote AGAINST proposals to indemnify auditors.

2.0	THE BOARD OF DIRECTORS

2.14	Discharge of Board and Management

•	Vote FOR discharge of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in questions, including reservations from auditors; or

•	material legal or regulatory action is being taken against the company or the board by shareholders or regulators.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.3	Poison Pills

•

Votes on poison pills or shareholder rights plans, are determined on a CASE-BY-CASE basis. A plan is supportable if its scope is limited to the following two purposes and it conforms to ‘new generation’ rights plan guidelines:

•	to give the board more time to find an alternative value enhancing transaction; and

•	to ensure the equal treatment of shareholders.

•	Vote AGAINST plans that go beyond this purpose by giving discretion to the board to either:

•	determine whether actions by shareholders constitute a change in control;

•	amend material provisions without shareholder approval;

•	interpret other provisions;

•	redeem the plan without a shareholder vote; or

•	prevent a bid from going to shareholders.

•	Vote AGAINST plans that have any of the following characteristics:

•	unacceptable key definitions;

•	flip-over provision;

•	permitted bid period greater than 60 days;

•	maximum triggering threshold set at less than 20% of outstanding shares;

•	does not permit partial bids;

•	bidder must frequently update holdings;

•	requirement for a shareholder meeting to approve a bid; or

•	requirement that the bidder provide evidence of financing.

•	In addition to the above, a plan must include:

•	an exemption for a “permitted lock up agreement”;

•	clear exemptions for money managers, pension funds, mutual funds, trustees and custodians who are not making a takeover bid; and

•	exclude reference to voting agreements among shareholders.

4.8	Renew Partial Takeover Provision

•	Vote FOR proposals to renew partial takeover provision.

4.9	Depositary Receipts and Priority Shares

•	Vote on a CASE-BY-CASE basis on the introduction of depositary receipts.

•	Vote AGAINST the introduction of priority shares.

4.10	Issuance of Free Warrants

•	Vote AGAINST the issuance of free warrants.

4.11	Defensive Use of Share Issuances

•	Vote AGAINST management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.

5.0	MERGERS AND CORPORATE RESTRUCTURINGS

5.16	Mandatory Takeover Bid Waivers

•	Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

5.17	Related-Party Transactions

•	Vote related-party transactions on a CASE-BY-CASE basis. Shareholder approval of these transactions is meant to protect shareholders from potential insider trading abuses resulting from business transactions between a parent company and its subsidiary, or a company’s dealings with entities that employ the company’s directors. Related-party transactions are typically supportable unless the agreement requests a strategic move outside the company’s charter or contains unfavorable terms.

5.18	Expansion of Business Activities

•

Vote favorable expansion of business lines WITH MANAGEMENT unless the proposed new business takes the company into endeavors that are not justified from a shareholder risk/reward perspective. If the risk/reward is unclear, vote on a CASE-BY-CASE basis.

7.0	CAPITAL STRUCTURE

7.12	Pledge of Assets for Debt

•

OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.13	Increase in Authorized Capital

•

Vote FOR nonspecific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet OFI guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.

•	Vote AGAINST proposals to adopt unlimited capital authorization.

7.14	Share Issuance Requests

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

•	Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.

•	Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

7.15	Reduction of Capital

•	Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Examples of routine capital reduction proposals found overseas include:

•

reduction in the stated capital of the company’s common shares to effect a reduction in a company’s deficit and create a contributed surplus. If net assets are in danger of falling below the aggregate of a company’s liabilities and stated capital, some corporate law statutes prohibit the company from paying dividends on its shares.

•

Reduction in connection with a previous buyback authorization, as typically seen in Scandinavia, Japan, Spain, and some Latin American markets. In most instances, the amount of equity that may be cancelled is usually limited to 10% by national law.

•	Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis, considering individual merits of each request.

7.16	Convertible Debt Issuance Requests

•

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the above guidelines on equity issuance requests.

7.17	Debt Issuance Requests (Non-convertible)

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100% is considered acceptable.

•	Vote FOR debt issuances for companies when the gearing level is between zero and 100%.

•

Proposals involving the issuance of debt that result in the gearing level being greater than 100% are considered on a CASE-BY-CASE basis. Any proposed debt issuance is compared to industry and market standards.

7.18	Reissuance of Shares Repurchased

•	Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the recent past.

7.19	Capitalization of Reserves for Bonus Issues/Increase in Par Value

•	Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

7.20	Control and Profit Agreements/Affiliation Agreements with Subsidiaries

•	Vote FOR management proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.21	Director Remuneration

•	Vote FOR proposals to award cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry.

•	Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

•	Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

•	Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

8.22	Retirement Bonuses for Directors and Statutory Auditors

•

Vote AGAINST the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company or where one or more of the individuals to whom the grants are being proposed has not served in their current role with the company for the last five consecutive years.

•	Vote AGAINST the payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent.

EXHIBIT C

Oppenheimer Capital LLC/Allianz Global Investors Capital LLC

Proxy Voting Policy and Procedures

General Policy

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires an investment adviser that exercises voting authority over client proxies to adopt and implement policies and procedures that are reasonably designed to ensure that the investment adviser votes client and fund securities in the best interests of clients and fund investors and addresses how conflicts of interest are handled. Oppenheimer Capital LLC (the “Company”) typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, the Company’s primary objective is to make voting decisions solely in the best interests of its clients by voting proxies in a manner intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

This policy sets forth the general standards for proxy voting whereby the Company has authority to vote its clients’ proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services. Under the rule, an investment adviser can have implicit or explicit proxy voting authority, and an adviser must vote proxies even if the advisory contract is silent on this question where its authority is implied by the overall delegation of discretionary authority. In some situations, the client may prefer to retain proxy voting authority or direct proxy voting authority to a third party. The Company is only relieved of the duty to vote proxies in such cases when the client investment advisory agreement or another operative document clearly reserves or assigns proxy voting authority to the client or to a third party.

I.	Proxy Voting Guidelines

A. Proxy Guidelines. The Company has adopted written Proxy Voting Guidelines (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients and fund investors (See Appendix No. 1). The Proxy Guidelines reflect the Company’s general voting positions on specific corporate governance issues and corporate actions. The Proxy Guidelines address routine as well as significant matters commonly encountered. However, because the Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue (including, without limitation, foreign laws and practices that may apply to a proxy), some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) prior to voting and may result in a vote being cast that will deviate from the Proxy Guidelines. In such cases, the proxy voting procedures established by the Proxy Committee for such situations (and described below) will be followed.

B. Client Instructions to Vote in a Particular Manner. Upon receipt of a client’s written request, the Company may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. The Company shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

C. Cost-Benefit Analysis Involving Voting Proxies. The Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Given the outcome of the cost-benefit analysis, the Company may refrain from voting a proxy on behalf of its clients’ accounts.

In addition, the Company may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to foreign issues (such as those described below), non-discretionary holdings not covered by the Company, timing issues related to the opening/closing of accounts, securities out on loan, contractual arrangements with clients and/or their authorized delegate, and the timing of receipt of proxies. For example, the Company may refrain from voting a proxy of a foreign issue due to logistical considerations that may impair the Company’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

D. Share Blocking. The Company will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.

E. Securities on Loan. Registered investment companies (“client”) that are advised or sub-advised by the Company as well as certain other advisory clients1 may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote. The Company believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program through its lending agent that balances any tension between loaning and voting securities in a manner that satisfies such client. The Company will request that clients notify the Company in writing if the client has decided to participate in a securities lending program. If a client has decided to participate in a securities lending program, the Company will defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. If the

[1]	Effective May 22, 2008, the Proxy Committee approved Section E to the Proxy Policy and Procedures specific only to registered investment companies.

client who participates in a securities lending program requests, the Company will use reasonable efforts to notify the client of proxy measures that the Company deems material.

A Material Event for purposes of determining whether a recall of a security is warranted, means a proxy that relates to a merger, acquisition, spin-off or other similar corporate action that may impact the market value of the security. The Proxy Committee will review the standard for determination of a Material Event from time to time and will adjust the standard as it deems necessary. The Company may utilize third-party service providers, in its sole discretion, to assist it in identifying and evaluating whether an event constitutes a Material Event.

The ability to timely identify material events and advise recall of shares for proxy voting purposes is not within the control of the Company and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, clients are advised that efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

F. Case-by-Case Proxy Determinations. With respect to a proxy ballot that requires a case-by-case voting determination where the Company has not instructed the Proxy Provider (as defined below) how to vote the proxy prior to the proxy voting deadline, the Company has directed the Proxy Provider to vote in accordance with the Proxy Provider’s Policy.

II.	Outsourcing the Proxy Voting Process

The Company has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in research and the administrative process. The services provided to the Company offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

III.	Proxy Committee

The Company has also established a Proxy Committee that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in accordance with these Proxy Voting Policy and Procedures. The Proxy Committee meets at a minimum on an annual basis and when necessary to address potential conflicts of interest. The Company may have conflicts of interest that could potentially affect how it votes its clients’ proxies. For example, the Company may manage a pension plan whose management is sponsoring a proxy proposal relating to a security held in another client’s account. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out the Company’s obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between the Company and its clients and to resolve such issues.

The Proxy Committee will also perform the following duties:

1.	Establish the Company’s proxy voting guidelines, with such advice, participation and research as the Proxy Committee deems appropriate from the investment professionals, proxy voting services or other knowledgeable interested parties;

2.	Approve and monitor the outsourcing of voting obligations to the Proxy Provider;

3.	Develop a process for resolution of voting issues that require a case-by-case analysis (either because the Proxy Guidelines require a case-by-case analysis or the Proxy Guidelines do not specify a vote for a particular proxy issue) or involve a potential conflict of interest (in consultation with the relevant portfolio manager and/or analyst when appropriate), monitor such process and ensure that the resolutions of such issues are properly documented;

4.	Monitor proxy voting (or the failure to vote) based on the Company’s instructions or recommendations to (i) abstain from a vote, (ii) vote contrary to its Proxy Guidelines or (iii) take voting action based on the Company’s interpretation of a Proxy Guideline, and ensure that the reasons for such actions are properly documented;

5.	Oversee the maintenance of records regarding proxy voting decisions in accordance with the standards set forth by this policy and applicable law; and

6.	Review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services and update or revise as necessary.

IV.	Proxy Voting – Conflicts of Interest

The Proxy Committee has determined that if a particular proxy vote is specified by the Proxy Guidelines and the Company, in fact, votes in accordance with the Proxy Guidelines, a potential conflict of interest does not arise. In all other cases, proxy proposals will be reviewed for potential conflicts of interest and will be monitored to ensure the sufficiency of documentation supporting the reasons for such proxy vote. If a potential conflict of interest is identified, the Proxy Committee will review the voting decision to ensure that the voting decision has not been affected by the potential conflict.

V.	Investment Management Personnel Responsibilities

The Company has assigned responsibility to its Chief Investment Officer for the review of the Proxy Guidelines on an annual basis to ensure that the guidelines are consistent with the Company’s position on various corporate governance issues and corporate actions and to make any amendments as necessary. All amendments to the Proxy Guidelines will be communicated promptly to the Proxy Provider by the Company.

In addition, the following types of “case-by-case” proxy proposals are required to be reviewed by a Chief Investment Officer or the appropriate portfolio manager and/or analyst (subject to the conflicts of interests procedures established by the Proxy Committee):

1.	Proxy proposals which are not currently covered by the Proxy Guidelines and are referred back to the Company as case-by-case;

2.	Bundled proxy proposals which require a single vote and are referred back to the Company as case-by-case; and

3.	Proxy proposals where the Proxy Provider does not have sufficient information to evaluate the proposal and are referred back to the Company as case-by-case.

VI.	Disclosure of Proxy Voting Policies and Procedures

The Company shall provide clients with a copy of the Proxy Voting Policy and Procedures upon request. In addition, a summary of this policy is disclosed in Part II of the Company’s Form ADV which is provided to clients at or prior to entering into an investment advisory agreement with a client and is also offered to existing clients on an annual basis.

VII.	Providing Clients Access to Voting Records

Generally, clients of the Company have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective accounts. Proxy voting reports for clients who request such voting records are typically prepared by the Proxy Provider on a quarterly basis and sent to the client by the Company’s applicable client service representative. Shareholders and unit-holders of commingled funds advised or sub-advised by the Company shall have access to voting records pursuant to the governing documents of the commingled fund.

Proxy voting actions are confidential and may not be disclosed to third parties except as may be required by law, requested by regulators or explicitly authorized by the applicable client.

VIII.	Maintenance of Proxy Voting Records

Rule 204-2 under the Investment Advisers Act of 1940 requires investment advisers that vote client proxies to maintain specified records with respect to those clients. The Company must maintain the following records relating to proxy voting:

1.	Copies of the Company’s Proxy Voting Policies, Procedures and Guidelines;

2.	Copies or records of each proxy statement received with respect to clients’ securities for whom the Company exercises voting authority;

3.	A record of each vote cast on behalf of a client as well as certain records pertaining to the Company’s decision on the vote;

4.	A copy of any document created by the Company that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

5.	A copy of each written client request for information on how the Company voted proxies on behalf of the client, and a copy of any written response by the Company to any client request for information (either written or oral) on how the Company voted proxies on behalf of the requesting client.

Records are to be kept for a period of at least six years following the date that the vote was cast. The Company may maintain the records electronically. The Company may also rely on the Proxy Provider to maintain proxy statements and records of proxy votes on the Company’s behalf. As such, the Proxy Provider must provide a copy of the records promptly upon request.

EXHIBIT D

March 2010

Goldman Sachs Asset Management

(“GSAM”)*

POLICY ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

GSAM has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary and contractual obligations.

Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that in GSAM’s view tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

To implement these guiding principles for investments in publicly-traded equities for which we have voting power on any record date, we follow customized proxy voting

*	For purposes of this Policy, “GSAM” refers, collectively, to Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC, GS Investment Strategies (Singapore) Pte., the Goldman Sachs Asset Management unit of Goldman Sachs (Asia) L.L.C.; the Goldman Sachs Asset Management unit of Goldman Sachs (Singapore) Pte.; Goldman Sachs Asset Management Korea Co., Ltd., GSAM Japan, GSJBWere, Beijing Gao Hua Securities Company Limited, the Goldman Sachs Asset Management unit of the Shanghai representative office of Goldman Sachs (China) L.L.C., Goldman Sachs Asset Management (India) Private Limited, Goldman Sachs (India) Securities Private Limited

guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Appendix A.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio management teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

GSAM periodically reviews this Policy, including our use of the GSAM Guidelines, to ensure it continues to be consistent with our guiding principles.

Implementation by Portfolio Management Teams

General Overview

GSAM seeks to fulfill its proxy voting obligations through the implementation of this Policy and the oversight and maintenance of the GSAM Guidelines. In this connection, GSAM has retained a third-party proxy voting service (“Proxy Service”)** to assist in the implementation of certain proxy voting-related functions. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues.

GSAM’s portfolio management teams (each, a “Portfolio Management Team”) generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following an “override” process. The override process requires: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to senior management of GSAM and/or other appropriate GSAM personnel; (iv) an attestation that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

**	The third-party proxy voting service currently retained by GSAM is Institutional Shareholder Services, a unit of Risk Metrics Group.

A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the GSAM Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek an override for that particular vote.

Fundamental Equity and GS Investment Strategies Portfolio Management Teams

The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. On a case-by-case basis, and subject to the approval process described above, each Fundamental Equity Portfolio Management Team and the GS Investment Strategies Portfolio Management Team may vote differently than the GSAM Guidelines or a particular Recommendation. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations.

Quantitative Investment Strategies Portfolio Management Teams

The Quantitative Investment Strategies Portfolio Management Teams have decided to follow the GSAM Guidelines and Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines and their evaluation of the Proxy Service’s process of preparing Recommendations. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.

Potential Limitations on GSAM’s Ability to Vote Proxies

In certain circumstances, such as if a security is on loan through a securities lending program or held by a prime broker, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast a vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond GSAM’s control and may not be satisfied in time for GSAM to vote the shares in question.

From time to time, GSAM may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that GSAM can hold for clients. As a result, in certain circumstances in order to comply with such limits and/or internal policies designed to comply with such limits, proxy voting in certain issuers may be restricted or delegated to the Proxy Service or to another qualified, independent third party.

Use of a Proxy Service

As discussed above, GSAM utilizes a Proxy Service to assist in the implementation and administration of GSAM’s proxy voting function. The Proxy Service assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines.

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

GSAM may hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service. In addition, individual Portfolio Management Teams may supplement the information and analyses the Proxy Service provides from other sources.

Conflicts of Interest

Pursuant to this Policy, GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the GSAM Guidelines and/or a Recommendation.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Such Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

Alternative Investment and Manager Selection (“AIMS”) and

Externally Managed Strategies

Where GSAM places client assets with managers outside of GSAM, which function occurs primarily within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly-traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed above unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.

APPENDIX A

GSAM Proxy Voting Guidelines Summary

The following is a summary of the GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Client Accounts (“Policy”). As described in the main body of the Policy, one or more GSAM portfolio management teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the override process described in the Policy.

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1.	Operational Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services taking into account issues that are consistent with SEC rules adopted to fulfill the mandate of Sarbanes Oxley such as an audit firm providing services that would impair its independence or the overall scope and disclosure of fees for all services done by the audit firm.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2.	Board of Directors

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders:

•	Inside Director

•	Employee of the company or one of its affiliates

•	Among the five most highly paid individuals (excluding interim CEO).

•	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934

•	Current interim CEO.

•	Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

•	Affiliated Outside Director (AO)

•	Board attestation that an outside director is not independent.

•	Former CEO or other executive of the company within the last 3 years

•	Former CEO or other executive of an acquired company within the past three years

•	Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO‘s employment agreement will be made

•	Not independent under applicable listing standards

•	Independent Outside Director

•	No material connection to the company other than a board seat.

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST

or WITHHOLD from individual directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, funeral obligations or start date after middle of the year. If the company provides meaningful public or non-material private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

•	Degree to which absences were due to an unavoidable conflict;

•	Pattern of absenteeism; and

•	Other extraordinary circumstances underlying the director’s absence;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice

Vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•

The company’s poison pill has a dead-hand or modified dead-hand feature for two our more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director.

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (in this case vote AGAINST the members of the committee of the board that is responsible for the issue under consideration, or in the cases of classified boards against the independent Chairman or lead director).

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;(in this case should not be an automatic vote against the entire board; instead should be against the nominating committee if there is one; if there is no nominating committee then vote against the outside directors that are performing nominating committee duties. )

•

The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•

The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee and insiders are participating in voting on matters that independent committees should be voting on;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•

The full board is less than majority independent. (in this case withhold from affiliated outside directors; At controlled companies, GSAM will vote against the election of affiliated outsiders and nominees affiliated with the parent and will not vote against the executives of the issuer.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if one or more of the following poor pay practices exist and there is no Management Say on Pay Proposal (“MSOP”). If no Compensation Committee members are up for election (ie board is classified)and there is not a proposal for which GSAM could instead vote FOR declassification, then WITHHOLD from other members up for reelection if one or more of the following poor pay practices exist:

•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Independent Chair (Separate Chair/CEO)

Vote on a CASE-by-CASE basis.

(Apply the below criteria only when management is AGAINST the proposal; if management is FOR it, vote FOR it.)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties.

•	Two-thirds independent board;

•	All independent key committees; or

•	Established, disclosed governance guidelines.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Majority voting is the voting method preferred by GSAM.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting unless:

•

The company has adopted majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Performance/Governance Evaluation for Directors

Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

•	a classified board structure;

•	a supermajority vote requirement;

•	majority vote standard for director elections with no carve out for contested elections;

•	the inability of shareholders to call special meetings or the inability of shareholders to act by written consent;

•	a dual-class structure; and/or

•	a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.

3.	Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4.	Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:

•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

5.	Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6.	State of Incorporation

Reincorporation Proposals

Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7.	Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. We consider company-specific factors that include, at a minimum, the following:

•	Past Board Performance

•	The company’s use of authorized shares during the last three years;

•	One- and three-year total shareholder return; and

•	The board’s governance structure and practices.

•	The Current Request

•	Disclosure in the proxy statement of specific reasons for the proposed increase;

•

The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and three-year total shareholder return; and

•	Risks to shareholders of not approving the request.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to create

“declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8.	Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

•

The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•

The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group (with a 10% tolerance); in conjunction with the qualitative overlay as outlined in the policy guidelines OR the company has a poor record of compensation practices, which is highlighted either in analysis of the compensation plan or the evaluation of the election of directors.

•

The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for poor pay practices.

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is required; proof that companies follow the criteria should be evident. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, special bonuses that are not performance based, practices that could incentivize excessive risk-taking, excessive tax reimbursements related to executive perquisites or other payments and multi-year guarantees for salary increases.

If the company maintains problematic or poor pay practices, generally vote first:

•	AGAINST management say on pay (MSOP) proposals or;

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment, then;

•

If no MSOP or equity-based incentive plan proposal item is on the ballot, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO) in egregious situations.

GSAM generally does not penalize a company by double counting a negative vote (i.e., voting against a compensation issue and against the compensation committee members)

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices. The presence of one or more of the following practices when combined with a negative correlation between pay and performance may warrant withhold vote recommendations:

•	Egregious employment contracts - Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

•	Excessive perks/tax reimbursements

•	Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

•

Reimbursement of income taxes on executive perquisites or other payments; (note about tax gross-ups: these may be acceptable in cases where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as relocation or expatriate tax equalization policy);

•	Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

•

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure—Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

•	Excessive severance and/or change in control provisions:

•	Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

•	Payments upon an executive’s termination in connection with performance failure;

•	Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

•

New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still x receive the change-in-control severance package;

•	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

•	New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

•	Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Poor disclosure practices:

•	Unclear explanation of how the CEO is involved in the pay setting process;

•	Retrospective performance targets and methodology not discussed;

•	Methodology for benchmarking practices and/or peer group not disclosed and explained;

•	Internal Pay Disparity:

•	Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

•	Options backdating (covered in a separate policy);

•	Other excessive compensation payouts or poor pay practices at the company.

Other Compensation Proposals and Policies

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:

Relative Considerations:

•	Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

•	Evaluation of peer groups used to set target pay or award opportunities;

•	Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

•	Balance of fixed versus performance-driven pay;

•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

•

Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•	Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•	Rigorous stock ownership guidelines, or

•	A holding period requirement coupled with a significant long-term ownership requirement, or

•	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Tax Gross-Up Proposals

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9.	Corporate Social Responsibility (CSR) Issues

Overall Approach

When evaluating social and environmental shareholder proposals, the following factors should be considered:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Climate Change

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:

•

The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:

•	Significant controversies, fines, or litigation surrounding a company’s public policy activities,

•	The company’s current level of disclosure on lobbying strategy, and

•	The impact that the policy issue may have on the company’s business operations.

Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to non-U.S. public equity investments.

1. Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2. Board of Directors

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner; OR

•	There are clear concerns over questionable finances or restatements; OR

•	There have been questionable transactions with conflicts of interest; OR

•	There are any records of abuses against minority shareholder interests; OR

•	The board fails to meet minimum corporate governance standards. OR

Vote FOR individual nominees unless there are specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities. Other considerations may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•

Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains

•	transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to

•	malfeasance or poor supervision, such as operating in private or company interest rather than in

•	shareholder interest; or

•

Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

•

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

An independent Chairman could promote the interest of shareholders and provide oversight. The independent chairman can perform important duties such as setting board meeting agendas, overseeing the information flow to the board and leading the board evaluation process. There may be some cases however, where requiring an independent chairman may not be necessary because there is evidence of strong board independence.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	2/3 independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

3. Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet RMG

•	guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding

•	after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:

•	Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);

•	Duration does not exceed 18 months.

•

For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, RMG will assess the company’s historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, RMG will support the proposed authority.

In addition, vote AGAINST any proposal where:

•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks;

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

RMG may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

•	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

•	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, RMG reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, RMG places emphasis on the offer premium, market reaction, and strategic rationale.

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause RMG to scrutinize a deal more closely.

•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

•	Management should also have a favorable track record of successful integration of historical acquisitions.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? RMG will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is required; proof that companies follow the criteria should be evident. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, special bonuses that are not performance based, practices that could incentivize excessive risk-taking, excessive tax reimbursements related to executive perquisites or other payments, and multi-year guarantees for salary increases.

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

EXHIBIT E

Heitman

Investment Advisor Policies and Procedures Manual

Proxy Voting

Application: Public Securities investment advisor that is registered under the Investment Adviser’s Act of 1940.

Heitman Real Estate Securities LLC (“HRES”), a wholly-owned subsidiary of Heitman LLC (“Heitman”), provides investment advisory services to its clients with respect to publicly traded real estate securities. It is HRES’s general policy that with respect to all clients where HRES has authority to vote proxies, such proxies will always be voted, or not voted, in all cases in the best interest of such clients.

HRES utilizes the services of an independent unaffiliated proxy firm, ISS Governance Services (“ISS”). ISS is responsible for: notifying HRES in advance of the shareholder meeting at which the proxies will be voted; providing the appropriate proxies to be voted; providing independent research on corporate governance, proxy and corporate responsibility issues; recommending actions with respect to proxies which are always deemed by ISS to be in the best interests of the shareholders; and maintaining records of proxy statement received and votes cast.

HRES will consider each corporate proxy statement on a case-by-case basis, and may vote a proxy in a manner different from that recommended by ISS when deemed appropriate by HRES. There may also be occasions when HRES determines, contrary to the ISS voting recommendation for a particular proxy, that not voting such proxy may be more in the best interest of clients, such as (i) when the cost of voting such proxy exceeds the expected benefit to the client or (ii) if HRES is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking.”

HRES’s general guidelines as they relate to voting certain common proxy proposals are described below:

Adoption of confidential voting	For
Adoption of Anti-greenmail charter of bylaw amendments	For
Amend bylaws or charters for housekeeping changes	For
Elect Directors annually	For
Fix the size of the Board	For
Give Board ability to amend bylaws in addition to Shareholders	For
Lower supermajority Shareholder vote requirements	For
Ratify Auditors	For
Require Majority of Independent Directors	For
Require Shareholder approval of Golden or Tin Parachutes	For
Restore or Provide Shareholders with rights of appraisal	For
Restore Shareholder ability to remove directors with our without cause	For
Seek reasonable Audit rotation	For
Shareholders’ Right to Act independently of management	For

Shareholders’ Right to Call Special Meeting	For
Shareholders’ Right to Act by Written Consent	For
Stock Repurchase Plans	For
Stock Splits	For
Submit Poison Pill for Shareholder ratification	For
Blank Check Preferred Stock	Against
Classified Boards	Against
Dual Classes of Stock	Against
Give Board exclusive authority to amend bylaws	Against
Limited Terms for Outside Directors	Against
Payment of Greenmail	Against
Provide Management with authority to adjourn an annual or special meeting	Against
Require Director Stock Ownership	Against
Restrict or Prohibit Shareholder ability to call special meetings	Against
Supermajority Vote Requirement	Against
Supermajority Provisions	Against
Adopt/Amend Stock Option Plan	Case-by-Case
Adopt/Amend Employee Stock Purchase Plan	Case-by-Case
Approve Merger/Acquisition	Case-by-Case
Authorize Issuance of Additional Common Stock	Case-by-Case
Consider Non-financial Effects of Merger	Case-by-Case
Director Indemnification	Case-by-Case
Election of Directors	Case-by-Case
Fair Price Requirements	Case-by-Case
Issuance of authorized Common Stock	Case by Case
Limitation of Executive/Director Compensation	Case-by-Case
Reincorporation	Case-by-Case
Require Shareholder Approval to Issue Preferred Stock	Case-by-Case
Spin-Offs	Case-by-Case
Shareholder proposal to redeem Poison Pill	Case-by-Case
Social and Environmental Issues	Case-by-Case

The foregoing are only general guidelines and not rigid policy positions.

HRES has established a Proxy Policies and Procedures Oversight Committee (the “Proxy Committee”), consisting of HRES’s Chief Investment Officer, Heitman’s Chief Financial Officer, HRES’s Deputy Compliance Officer and Heitman’s in-house Special Counsel. The Proxy Committee is responsible for (i) designing and reviewing from time to time these Policies and Procedures and (ii) reviewing and addressing all instances where a HRES portfolio manager determines to respond to an issue in a proxy in a manner inconsistent with this Policy and/or identifies actual or perceived potential conflicts of interests in the context of voting proxies.

As a general rule, HRES’s Proxy Voting Clerk votes all U.S. and non-U.S. proxies to which HRES is entitled to vote. HRES’s proxy voting policy is as follows:

(a)	HRES’s Proxy Voting Clerk will print a Proxy Analysis Report containing a compilation of “FOR”, “AGAINST”, “ABSTAIN”, and “WITHHOLD” recommendations received from ISS with respect to the issues on a particular proxy;

(b)	HRES’s Proxy Voting Clerk will send the Proxy Analysis Report to the portfolio manager within HRES who is responsible for review of the company conducting the proxy;

(c)	In reviewing the recommendations to determine how to respond to the proxy in the best interest of clients, the HRES portfolio manager may consider information from various sources, such as another HRES portfolio manager or research analyst, management of the company conducting the proxy, and shareholder groups, as well as the possibility of any actual or perceived potential conflicts of interest between HRES and its clients with respect to such proxy;

(d)	The HRES portfolio manager will return the Proxy Analysis Report to HRES’s Proxy Voting Clerk indicating his or her recommendation as to how to respond to such proxy, as well as a description and explanation of any actual or perceived potential conflicts of interest between HRES and its clients with respect to such proxy. Instances where the HRES portfolio manager recommends responding to a particular proxy contrary to the general voting guidelines provided in this Policy or contrary to the ISS recommendation with respect to such proxy, and/or perceives an actual or potential conflict of interests are considered “exceptions;”

(e)	With respect to any proxy, HRES’s Proxy Voting Clerk will compile all exceptions in a written Proxy Vote Exception Report and forward it promptly to the members of HRES’s Proxy Committee;

(f)	HRES’s Proxy Committee may confirm or overturn any recommendations by HRES’s portfolio manager. In instances where potential conflicts of interest have been highlighted in the Proxy Voting Exception Report, HRES’s Proxy Committee will evaluate whether an actual or potential material conflict of interests exists and, if so, how it should be addressed in voting or not voting the particular proxy. Although any three members of the Proxy Committee shall constitute a quorum for the purposes of conducting the Proxy Committee’s business, the votes of not less than three members of the overall Proxy Committee shall be required to confirm any recommendations by HRES’s portfolio manager to vote any proxy issue contrary to the ISS recommendation as to how to vote that issue;

(g)	In all instances where a Proxy Vote Exception Report has been generated, HRES’s Deputy Compliance Officer or another member of HRES’s Proxy Committee will inform HRES’s Proxy Voting Clerk in writing of the Proxy Committee’s determination as to how to respond to such proxy promptly after such Proxy Committee has reached its conclusions (a “Proxy Committee Report”);

(h)	Wherever a Proxy Committee Report has been generated for a particular proxy, HRES’s Proxy Voting Clerk will respond to the proxy in question in accordance with such Report except to the extent in a non-conflicts of interest situation that a particular HRES client has advised HRES in writing that the particular proxy or proxies of that type should be responded to in a particular fashion, in which circumstance HRES’s Proxy Voting Clerk will respond to the proxy in question in accordance with such advice;

(i)	In all other cases, HRES’s Proxy Voting Clerk will respond to the proxy in accordance with the recommendations of ISS; and

(j)	The Proxy Voting Clerk will prepare a Proxy Voting Summary for the Proxy Committee on a periodic basis containing all ISS proxy vote recommendations that were overridden during the period and also highlighting any proxy issues that were identified as presenting actual and/or potential conflicts of interest and how they were addressed.

The Proxy Committee may decide to take one of the following courses of action with respect to actual or potential conflicts of interest: (1) independently determine that no material conflict of interest exists or will likely potentially exist, (2) respond to such proxy in strict accordance with the recommendations of ISS or (3) take another course of action that, in the opinion of the Proxy Committee, adequately addresses the issue.

The following proxy materials and records are maintained by HRES for a period of five years in an easily accessible place, the first two years in HRES’s office:

•	These policies and procedures, and any amendments thereto;

•	Each proxy statement (maintained on the ISS website);

•	Record of each vote cast and each abstention (maintained on the ISS website);

•	Documentation, if any, created by HRES that was material to making a decision how to respond to proxies memorializing the basis for that decision;.

•	Any other reports or memorializations prepared according to the above procedures; and

•	Each written client request for information and a copy of any written response by HRES to a client’s written or oral request for information.

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling HRES’s Deputy Compliance Officer at 1-800-225-5435, ext. 4150. The report will be provided free of charge.

EXHIBIT F

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

Introduction

Under the Investment Advisers Act of 1940, as amended, Lord, Abbett & Co. LLC (“Lord Abbett” or “we”) acts as a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

Proxy Voting Process Overview

Lord Abbett has a Proxy Group within its Operations Department (the “Proxy Group”) that oversees proxy voting mechanics on a day-to-day basis and provides Lord Abbett’s Proxy Policy Committee (the “Proxy Policy Committee”) and Investment Department personnel with information regarding shareholder voting. The Proxy Policy Committee consists of Lord Abbett’s Chief Investment Officer, Director of Domestic Equity Portfolio Management, Director of International Equity, Director of Research, and General Counsel. Voting decisions are made by the Investment Department in accordance with these policies and procedures and are carried out by the Proxy Group.

Lord Abbett has retained an independent third party service provider (the “Proxy Advisor”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.1 While Lord Abbett takes into consideration the information and recommendations of the Proxy Advisor, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Advisor’s recommendations.

Lord Abbett has implemented a three-pronged approach to the proxy voting process, which is described more fully below:

[1]	Lord Abbett currently retains RiskMetrics Group as the Proxy Advisor.

•

In cases where we deem any client’s position in a company to be material,[2] the relevant investment team is responsible for determining how to vote the security. Once a voting decision has been made, the investment team provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•

In cases where we deem all clients’ positions in a company to be non-material, the Chief Administrative Officer for the Investment Department is responsible for determining how to vote the security. The Chief Administrative Officer may seek guidance from the relevant investment team, the Proxy Policy Committee or any of its members, the Proxy Advisor, or other sources to determine how to vote. Once a voting decision has been made, the Chief Administrative Officer provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•

Lord Abbett has identified certain types of proxy proposals that it considers purely administrative in nature and as to which it always will vote in favor. The Proxy Group is authorized to vote in favor of such proposals without receiving instructions from the Investment Department, regardless of the materiality of any client’s position. Lord Abbett presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name; and (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time, or location).

When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position and Lord Abbett will vote all shares on behalf of all clients that hold the security in accordance with the vote determined by the investment team with the dominant position.

Conflicts of Interest

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have

[2]

We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’ positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of (continued from page 1) determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.

adopted safeguards designed to ensure that conflicts of interests are identified and resolved in our clients’ best interests rather than our own. Generally, when a potential conflict of interest arises, Lord Abbett adheres to its voting guidelines on the issue or, if the guidelines do not address the particular issue, we would follow the Proxy Advisor’s recommendation.

Lord Abbett maintains a list of all publicly held companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company and if Lord Abbett decides not to follow the Proxy Advisor’s recommendation concerning a proxy proposal involving the company, Lord Abbett will notify the related Fund’s Proxy Committee3 and seek voting instructions from the Committee. In these instances, if applicable, the independent director/trustee will abstain from any discussions by the Fund’s Proxy Committee regarding the company.

Lord Abbett also maintains a list of all publicly held companies (including any subsidiaries of such companies) that have a significant business relationship with Lord Abbett. A “significant business relationship” for this purpose means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds. For proxy proposals involving such companies, Lord Abbett will notify the Funds’ Proxy Committees and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations.

Proxy Voting Guidelines

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be

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The boards of directors and trustees of the Funds have delegated oversight of proxy voting to separate Proxy Committees comprised solely of independent directors and/or trustees, as the case may be. Each Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.

A.	Auditors – Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors and, therefore, we generally support management’s recommendations concerning the ratification of the selection of auditors. However, we may evaluate such proposals on a case-by-case basis due to concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

B.	Directors

1.	Election of directors – The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. Lord Abbett believes that the independent directors currently serving on a company’s board of directors (or a nominating committee comprised of such independent directors) generally are in the best position to identify qualified director nominees. Accordingly, we normally vote in accordance with management’s recommendations on the election of directors. In evaluating a director nominee’s candidacy, however, Lord Abbett may consider the following factors, among others: (1) the composition of the board and its committees; (2) whether the nominee is independent of company management; (3) the nominee’s board meeting attendance; (4) the nominee’s history of representing shareholder interests on the company’s board or other boards; (5) the nominee’s investment in the company; (6) the company’s long-term performance relative to a market index; and (7) takeover activity. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

2.	Majority voting – Under a majority voting standard, director nominees must be elected by an affirmative majority of the votes cast at a meeting. Majority voting establishes a higher threshold for director election than plurality voting, in which nominees who receive the most votes are elected, regardless of how small the number of votes received is relative to the total number of shares voted. Lord Abbett generally supports proposals that seek to adopt a majority voting standard.

3.

Board classification – A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. Lord Abbett generally votes against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by such a structure. In evaluating a classified board proposal, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

4.	Separation of chairman and chief executive officer functions – Proponents of proposals for the separation of the roles of a company’s chairman and chief executive officer (“CEO”) seek to enhance board accountability and mitigate a company’s risk-taking behavior by asking that the role of the chairman of the company’s board of directors be filled by someone other than the company’s CEO. We generally support separation of the chairman and CEO functions, although we may oppose such separation on a case-by-case basis if we believe that a company’s governance structure or business promotes good and successful business management through other means.

5.	Independent chairman – An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. We generally vote with management on proposals that call for an independent director to serve as the chairman of a company’s board of directors. We may vote for such proposals on a case-by-case basis, regardless of management opposition, if we believe that a company’s governance structure does not promote independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, and/or independent board committees.

6.	Independent board and committee members – Lord Abbett believes that independent board and committee membership often helps to mitigate the inherent conflicts of interest that arise when a company’s executive officers also serve on its board and committees. Therefore, we generally support proposals seeking to impose a requirement that a majority of a company’s directors be independent. We also generally support proposals seeking to impose a requirement that a board’s audit, compensation, nominating, and/or other committees be composed exclusively of independent directors.

C.	Compensation and Benefits

1.

General – In the wake of recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that we may encounter.

2.	Incentive compensation plans – An incentive compensation plan rewards an executive’s performance through a combination of cash compensation and stock awards. Incentive compensation plans are designed to align an executive’s compensation with a company’s long-term performance. As noted above, Lord Abbett believes that management generally is in the best position to assess executive compensation levels and, therefore, generally votes with management on proposals relating to incentive compensation plans. In evaluating such a proposal, however, Lord Abbett may consider the following factors, among others: (1) the executive’s expertise and the value he or she brings to the company; (2) the company’s performance, particularly during the executive’s tenure; (3) the percentage of overall compensation that consists of stock; (4) whether the incentive compensation plan has any potential to dilute the voting power or economic interests of other shareholders; (5) the features of the plan and costs associated with it; (6) whether the plan provides for repricing or replacement of underwater stock options; and (7) quantitative data from the Proxy Advisor regarding compensation ranges by industry and company size. We also scrutinize very closely the proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

3.	Say on pay – “Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These shareholder proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett believes that management generally is in the best position to assess executive compensation. Thus, we generally vote with management on say on pay proposals unless we believe that compensation has been excessive or direct feedback to management about compensation has not resulted in any changes.

4.	Pay for performance – “Pay for performance” proposals are shareholder proposals that seek to achieve greater alignment between executive compensation and company performance. Shareholders initiating these proposals tend to focus on board compensation committees’ accountability, the use of independent compensation consultants, enhanced disclosure of compensation packages, and perquisites given to executives. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally follow management’s voting recommendations regarding pay for performance proposals. However, we may evaluate such proposals on a case-by-case basis if we believe a company’s long-term interests and its executives’ financial incentives are not properly aligned or if we question the methodology a company followed in setting executive compensation, among other reasons.

5.	Clawback provisions – A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive if the company later determines that the executive did not actually meet applicable performance goals. For example, such provisions might be used when a company calculated an executive’s compensation based on inaccurate or fraudulent financial statements. Some clawback provisions are triggered only if the misalignment between compensation and performance is attributable to improper conduct on the part of the executive. Shareholder proponents of clawback proposals believe that they encourage executive accountability and mitigate a company’s risk-taking behavior. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally vote with management on clawback proposals. We may, however, evaluate such a proposal on a case-by-case basis due to concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

6.	Anti-gross-up policies – Tax “gross-ups” are payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits. Because the gross-up payment also is taxable, it typically is inflated to cover the amount of the tax liability and the gross-up payment itself. Critics of such payments argue that they often are not transparent to shareholders and can substantially enhance an executive’s overall compensation. Thus, shareholders increasingly are urging companies to establish policies prohibiting tax gross-ups. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally vote with management on gross-up proposals. We may, however, evaluate such a proposal on a case-by-case basis due to concerns about the amount of compensation paid to the executive or the executive’s or the company’s performance, among other factors we may deem relevant.

7.	Severance agreements and executive death benefits – Severance or so-called “golden parachute” payments sometimes are made to departing executives after termination or upon a company’s change in control. Similarly, companies sometimes make executive death benefit or so-called “golden coffin” payments to an executive’s estate. Both practices increasingly are coming under shareholder scrutiny. While we generally vote with management on compensation matters, we scrutinize cases in which severance or executive death benefits are especially lucrative or are granted despite the executive’s or the company’s poor performance, and may vote against management on a case-by-case basis as we deem appropriate.

8.	Executive pay limits – Lord Abbett believes that a company’s flexibility with regard to its compensation practices is critical to its ability to recruit, retain, and motivate key talent. Accordingly, we generally vote with management on shareholder proposals that seek to impose limits on executive compensation.

9.	Employee stock purchase plans – Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett generally follows management’s voting recommendation concerning employee stock purchase plans, although we generally do not support plans that are dilutive.

D.	Corporate Matters

1.	Charter amendments – A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett believes that management normally is in the best position to determine appropriate amendments to a company’s governing documents. Some charter amendment proposals involve routine matters, such as changing a company’s name or procedures relating to the conduct of shareholder meetings. Lord Abbett believes that such routine matters do not materially affect shareholder interests and, therefore, we vote with management with respect to them in all cases. Other types of charter amendments, however, are more substantive in nature and may impact shareholder interests. We consider such proposals on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

2.	Changes to capital structure – A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. We generally support proposals to increase a company’s number of authorized shares when the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a dilutive effect. We also generally oppose proposals to create a new class of stock with superior voting rights.

3.	Reincorporation – We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

4.

Mergers, acquisitions, and restructurings – A merger or acquisition involves combining two distinct companies into a single corporate entity. A restructuring involves a significant change in a company’s legal, operational, or structural features. After these kinds of transactions are completed, shareholders typically will own stock in a company that differs from the company whose shares they initially purchased. Thus, Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights. We generally vote against management proposals to require a supermajority shareholder vote to approve mergers or other significant business combinations. We generally vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We also generally vote against charter amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of a company’s voting stock.

E.	Anti-Takeover Issues and Shareholder Rights

1.

Proxy access – Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Recently proposed amendments[4] to the U.S. Securities and Exchange Commission’s (the “SEC”) proxy rules would allow shareholders or groups of shareholders satisfying certain stock ownership and other eligibility requirements to include their director nominees on a company’s proxy ballot under certain limited circumstances. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett supports such measures so long as they comport with the requirements set forth in the SEC’s proxy rules. However, we generally will vote with management on proposals that seek to allow proxy access subject to less stringent requirements.

2.	Shareholder rights plans – Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Companies may employ other defensive tactics in combination with poison pills, such as golden parachutes that take effect upon a company’s change in control and therefore increase the cost of a takeover. Because poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

3.	Chewable pill provisions – A “chewable pill” is a variant of the poison pill that mandates a shareholder vote in certain situations, preventing management from automatically discouraging takeover offers that may be attractive to shareholders. We generally support chewable pill provisions that balance management’s and shareholders’ interests by including: (1) a redemption clause

[4]	As of the date of these policies and procedures, the SEC has not yet issued final rule amendments regarding proxy access.

allowing the board to rescind a pill after a potential acquirer’s holdings exceed the applicable ownership threshold; (2) no dead-hand or no-hand pills, which would allow the incumbent board and their approved successors to control the pill even after they have been voted out of office; (3) sunset provisions that allow shareholders to review and reaffirm or redeem a pill after a predetermined time frame; and (4) a qualifying offer clause, which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

4.	Anti-greenmail provisions – An anti-greenmail provision is a special charter provision that prohibits a company’s management from buying back shares at above market prices from potential acquirers without shareholder approval. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

5.	Fair price provisions – A fair price provision is a special charter provision that requires that all selling shareholders receive the same price from a buyer. Fair price provisions are designed to protect shareholders from inequitable two-tier stock acquisition offers in which some shareholders may be bought out on disadvantageous terms. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

6.	Rights to call special shareholder meetings – Proposals regarding rights to call special shareholder meetings normally seek approval of amendments to a company’s charter documents. Lord Abbett generally votes with management on proposals concerning rights to call special shareholder meetings. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings.

7.	Supermajority vote requirements – A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett normally supports shareholders’ ability to approve or reject proposals based on a simple majority vote. Thus, we generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

8.

Cumulative voting – Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

9.	Confidential voting – In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. An open voting system, by contrast, gives management the ability to identify shareholders who oppose its proposals. Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

F.	Social, Political, and Environmental Issues – Proposals relating to social, political, or environmental issues typically are initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett evaluates such proposals based on their effect on shareholder value rather than on their ideological merits. We generally follow management’s recommendation on social, political, and environmental proposals and tend to vote against proposals that are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders. Nonetheless, we pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

G.	Share Blocking – Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

Adopted: September 17, 2009

EXHIBIT G

Neuberger Berman Management Inc.

Proxy summary

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis & Co. LLC (Glass Lewis) to vote proxies in accordance with Neuberger Berman’s voting guidelines.

For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman’s guidelines adopt the voting recommendations of Glass Lewis. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

EXHIBIT H

T. ROWE PRICE PROXY VOTING - PROCESS AND POLICIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc. and T. Rowe Price Global Investment Services Limited (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

Proxy Administration

The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate and social responsibility issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as RiskMetrics Group (“RMG”) (formerly known as Institutional Shareholder Services) and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained RMG, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon RMG research in establishing T. Rowe Price’s voting guidelines—many of which are consistent with RMG positions—T. Rowe Price occasionally may deviate from RMG recommendations on some general policy issues and a number of specific proxy proposals.

Fiduciary Considerations

T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the primary factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors. We vote against outside directors that do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitment to other boards. T. Rowe Price also votes against inside directors serving on key board committees and directors who miss more than one-fourth of the scheduled board meetings. We may vote against directors for failing to establish a formal nominating committee, as well as compensation committee members who approve excessive compensation plans. We support efforts to elect all board members annually because boards with staggered terms act as deterrents to takeover proposals. To strengthen boards’ accountability to shareholders, T. Rowe Price generally supports proposals calling for a majority vote threshold for the election of directors.

Executive Compensation

Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices, unless such plans appropriately balance shareholder and employee interests, and the retention of key personnel has become a genuine risk to the company’s business. For companies with particularly egregious pay practices we may vote against compensation committee members. Finally, we vote for proposals (either management or shareholder-sponsored) calling for shareholder ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) a majority of the time.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Anti-takeover, Capital Structure and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless they have substantial investment implications for the company’s business and operations that have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics requires all employees to avoid placing themselves in a “compromising position” where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Reporting

Vote Summary Reports are generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, votes cast for the client during the period, and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. If you wish to receive a copy of your account’s voting record, please contact your T. Rowe Price Client Relationship Manager.

T. ROWE PRICE ASSOCIATES, INC

T. ROWE PRICE INTERNATIONAL, INC

T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD

T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company’s management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate and social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Investment Services Group. The Investment Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Investment Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained RiskMetrics Group (“RMG”), formerly known as Institutional Shareholder Services (“ISS”), as an expert in the proxy voting and corporate governance area. RMG specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon RMG research in establishing T. Rowe Price’s proxy voting guidelines, and many of our guidelines are consistent with RMG positions, T. Rowe Price deviates from RMG recommendations on some general policy issues and a number of specific proxy proposals.

Meeting Notification

T. Rowe Price utilizes RMG’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. RMG tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, RMG procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Governance Analytics, RMG’s web-based application. RMG is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

Vote Determination

RMG provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

Election of Directors – T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence and who serve on key board committees. We withhold votes from directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We also withhold votes for inside directors serving on key board committees and for directors who miss more than one-fourth of the scheduled board meetings. We may also withhold votes from inside directors for failing to establish a formal nominating committee. We support efforts to elect all board members annually because boards with staggered terms act as deterrents to takeover proposals. To strengthen boards’ accountability to shareholders, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors.

Anti-takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock. For companies with particularly egregious pay practices such as excessive severance packages, perks, and bonuses (despite under- performance), or moving performance targets (to avoid poor payouts), we may withhold votes from compensation committee members.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Social and Corporate Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using RMG’s proxy research. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price may support well-targeted shareholder proposals that call for enhanced disclosure by companies on environmental and other public policy issues that are particularly relevant to their businesses.

Global Portfolio Companies – RMG applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for all markets. The Proxy Committee has reviewed RMG’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with RMG recommendations.

Votes Against Company Management – Where RMG recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. Consequently, if a portfolio manager believes that management’s view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she votes contrary to management. Also, our research analysts present their voting recommendations in such situations to our portfolio managers.

Index and Passively Managed Accounts – Proxy voting for index and other passively-managed portfolios is administered by the Investment Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes – In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Investment Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Vote Execution and Monitoring of Voting Process

Once the vote has been determined, the Proxy Administrator enters votes electronically into RMG’s Governance Analytics system. RMG then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the Governance Analytics system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders’ meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company’s domicile.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations – Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by RMG in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

EXHIBIT I

TURNER INVESTMENT PARTNERS, INC.

TURNER INVESTMENT MANAGEMENT LLC

Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, “Turner”), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation to Proxy Voter Services:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

PVS’s voting recommendations typically favor the interests of the shareholder/owner rather than a company’s management. Turner’s long-standing practice has been to follow voting guidelines of this type. Although Turner has not chosen PVS or its services for this reason, its engagement of PVS could be interpreted as helpful to maintaining or attracting clients or potential clients supportive of shareholder/owner rights. In this respect its engagement of PVS potentially presents a conflict of interest for Turner, which has a number of clients concerned with shareholder/owner rights, including but not limited to public plans and unions.

It should be emphasized that any client or potential client of Turner need not delegate the voting of proxies to Turner (and thus indirectly to PVS as overseen by Turner), and may instead direct its custodian or another party to undertake this responsibility. Alternatively, a client or potential client may direct Turner to vote following guidelines it selects rather than following the Turner selected PVS guidelines if its preference is to follow voting guidelines that typically favor the interests of company management. Turner will provide upon request a copy of the current proxy voting guidelines followed by PVS to assist you in this evaluation.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

The Turner Proxy Committee has only very infrequently departed from the PVS recommendation, and clients should expect that the PVS recommendation will be followed for the vast majority of votes.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee.

As discussed above, Turner’s selection of PVS may be considered a potential conflict of interest. Turner will in all instances seek to resolve any conflicts of interests that may arise prior to voting proxies or selecting a proxy voting agent/research provider in a manner that reflects the best interests of its clients.

Securities Lending:

Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner’s control. Clients that participate in securities lending programs should expect that Turner will not frequently vote or seek to recall in order to vote shares that are on loan.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies or for a copy of current PVS guidelines, please contact:

Andrew Mark, Director of Operations

and Technology Administration

c/o Turner Investment Partners, Inc.

1205 Westlakes Drive, Suite 100

Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: July 1, 2003

Last revised: June 15, 2009

EXHIBIT J

VONTOBEL ASSET MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES

(Adopted July, 2003)

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill our responsibilities under the Act, Vontobel Asset Management, Inc. (hereinafter “Vontobel”) has adopted the following policies and procedures for proxy voting with regard to companies in our clients’ investment portfolios.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.

While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.

Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

This policy applies only to those Vontobel clients who in their investment advisory contract have chosen to have us vote their proxies. A client can change their proxy-voting decision at any time upon written notice.

The sheer number of proxy votes related to client holdings makes it impossible for Vontobel to research each and every proxy issue. Recognizing the importance of informed and responsible proxy voting, we rely on Institutional Shareholder Services (ISS) to provide proxy voting research and guidance. ISS offers two separate policies, one general plan and another for Taft-Hartley clients. In most cases we vote in strict accordance with ISS recommendations, but we reserve the right to change that vote when a majority of the Portfolio Managers disagree with an ISS recommendation or the firm is otherwise advised by the client in writing. In those instances, a memo will be written to document the research presented, discussion points and final decision regarding the vote.

Whenever a proxy vote presents a material conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling our Compliance Officer, Joseph Mastoloni at (212) 415-7051. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Clients may obtain a summary of the proxy votes cast by us for that client’s portfolio by requesting a summary from the firm’s Operations Manager, Edgar Ruffin at Vontobel Asset Management, Inc., 450 Park Avenue, New York, NY 10022.

EXHIBIT K

WELLS CAPITAL MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

I. Introduction:

As a fiduciary, Wells Capital Management (“WellsCap”) is obligated to vote proxies in the best interests of its clients. WellsCap has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with the clients’ best interest and within the framework of this Proxy Voting Policy (“Policy”). WellsCap has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfies the requirements of Rule 206(4)-6 under the Investment Advisers Act of 940, as amended (the “Advisers’ Act”).

WellsCap manages assets for a variety of clients: Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Unless the client specifically reserves the right to vote their own proxies, WellsCap will vote proxies with a goal of maximizing shareholder value as a long-term investor and consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, Wells Capital Management supports sound corporate governance practices within companies in which they invest.

II. Voting

Philosophy:

When WellsCap accepts delegation from its clients to vote proxies, it does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to WellsCap, however, and WellsCap will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under the applicable law. For example, securities that are held in an investment advisory account for which WellsCap exercises no investment discretion are not voted by WellsCap. Also, WellsCap may not exercise discretion over shares that the client has committed to a stock loan program, which passes voting rights to the party with possession of the shares. From time to time, WellsCap may participate with a dissident group to vote proxies. In such case, WellsCap’s appointment of an agent for limited purposes will not be deemed a delegation of authority under this Policy. WellsCap relies on a third party to provide research, administration and vote execution. Notwithstanding, WellsCap retains final authority and fiduciary responsibility for proxy voting.

Responsibilities

1.	Proxy Administrator

WellsCap’s proxy voting process is administered by its Operations Department (“Proxy Administrator”), who reports to WellsCap’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors third party voting of proxies to ensure it’s being done in a timely and responsible manner. The Proxy Administrator in conjunction with the Proxy Committee reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

2. The Proxy Committee: The Proxy Committee is chaired by the Head of Equity Investments. The Committee members are selected from portfolio management groups and include investment risk personnel. Members of the Committee are identified as Appendix A of this Policy and are subject to change upon approval from the Committee Chair.

3. WellsCap Legal/Compliance Department provides oversight and guidance to the Committee as necessary.

4. Third Parties To assist in its proxy-voting responsibilities, WellsCap subscribes to research and other proxy-administration services. Currently, WellsCap has contracted with RiskMetrics Group (formally ISS), a provider of proxy-voting services, to provide the following services to WellsCap:

•	Independently analyze and make recommendations for proxy proposals in accordance with the relevant voting platform as identified in Appendix B, et seq.;

•	Receive all proxy information sent by custodians that hold securities of WellsCap’s Proxy Clients;

•	Posts proxy information on its password-protected website, including meeting dates, agendas, and RiskMetrics’ analysis.

•	Provides WellsCap with vote administration and execution, recordkeeping (proxy statements and votes), and reporting support services.

C. Methodology

Except in instances where clients have retained voting authority, WellsCap will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to RiskMetrics. The Proxy Administrator reviews this information regularly and communicates with representatives of RiskMetrics to ensure that all agendas are considered and proxies are voted on a timely basis.

1. Voting Guidelines. WellsCap, through its agent (RiskMetrics), votes proxies on different platforms subject to the client’s expressed goals. The two key platforms are: (i) the custom WellsCap Proxy Guideline, and (ii) RiskMetrics’ Taft Hartley Advisory Services platform, which researches recommendations made by the AFL-CIO. These Guidelines set forth how proxies will be voted on the issues specified. Depending upon the proposal and the platform, the guidelines may provide that proxies be voted “for” or “against” the proposal, or that the proposal should be considered on a case-by-case basis. The guideline may also be silent on a particular proposal, especially regarding foreign securities.

RiskMetrics will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, RiskMetrics will evaluate the proxies based on thresholds established in the proxy guidelines relative to the platform. In addition, for proxies relating to issues not addressed in the guidelines, WellsCap will defer to RiskMetrics’ Proxy Guidelines as appropriate. Finally, the Proxy Administrator shall have the authority to direct RiskMetrics to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security, if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted.

Where a potential conflict of interest is identified (as described herein), WellsCap may not deviate from the Procedures unless it has a documented compelling purpose to do so.

2. Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the selected guideline. In cases where a proxy is forwarded by RiskMetrics to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by RiskMetrics, Portfolio Management or other independent sources; or (ii) information provided by company managements and shareholder groups. WellsCap believes that input from a portfolio manager or research analyst with knowledge of the issuer and its securities (collectively “Portfolio Manager”) is essential. Portfolio Management is, in WellsCap’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issues shares. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/Wells Capital Management or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will, absent compelling circumstances, return the proxy to RiskMetrics to be voted in conformance with the voting guidelines of RiskMetrics.

Voting decisions made by the Proxy Administrator will be reported to RiskMetrics to ensure that the vote is registered in a timely manner.

3. Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

4. Conflicts of Interest. WellsCap has obtained a copy of RiskMetrics policies, procedures and practices regarding potential conflicts of interest that could arise in RiskMetrics proxy voting services to WellsCap as a result of business conducted by RiskMetrics. WellsCap believes that potential conflicts of interest by RiskMetrics are minimized by these policies, procedures and practices. In addition, Wells Fargo and/or Wells Capital Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo and/or Wells Capital Management or its affiliates have other relationships with the issuer of the proxy. WellsCap believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by RiskMetrics of the voting guidelines attached hereto. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by WellsCap, the Proxy Administrator shall defer to RiskMetrics to vote in conformance with the voting guidelines of RiskMetrics. In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and WellsCap or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

III. Other Provisions

Guideline Review

The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it or changes to specific proxy voting guidelines (the “Approved Guidelines”—discussed below). Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administration, any member of the Proxy Committee, or WellsCap’s Chief Compliance Officer. A representative of WellsCap’s Compliance Department will be present (on a best efforts basis) at all Proxy Committee meetings, but will not vote on the proxies.

Record Retention

WellsCap will maintain the following records relating to the implementation of the Procedures:

•	A copy of these proxy voting polices and procedures;

•	Proxy statements received for client securities (which will be satisfied by relying on RiskMetrics);

•	Records of votes cast on behalf of clients (which RiskMetrics maintains on behalf of WellsCap);

•	Records of each written client request for proxy voting records and WellsCap’s written response to any client request (written or oral) for such records; and

•	Any documents prepared by WellsCap or RiskMetrics that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WellsCap in an easily accessible place for a period of five years.

Disclosure of Policies and Procedures

WellsCap will disclose to its clients a summary description of its proxy voting policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients upon request by calling 1-800-736-2316.

WellsCap will also provide proxy statements and any records as to how we voted proxies on behalf of client upon request. Clients may contact us at 1-800-736-2316 or by e-mail at riskmgt@wellsfargo.com to request a record of proxies voted on their behalf.

Except as otherwise required by law, WellsCap has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

Appendix A

Voting Members of WellsCap Proxy Committee

Kirk Hartman- Chief Investment Officer

Jon Baranko-Director of Equity Investments

Frank Esposito-Portfolio Manager, Fundamental Growth Equity

Jerome (Cam) Philpot- Managing Director and Senior Portfolio Manager, Montgomery Small Cap Growth Equity

John Hockers- Director of Equity Risk Management, Investment Risk Management

Jennifer Vraney-Operations Manager

Consulting members of WellsCap Proxy Committee

Mai Shiver- Director of Business Risk Management

APPENDIX B

WELLS CAPITAL MANAGEMENT PROXY GUIDELINES AND PHILOSOPHY FOR 2007

INTRODUCTION

The following Guideline and philosophy applies to WellsCap’s exercise of its fiduciary duty to vote WellsCap Proxy Client consistent with the WellsCap Custom Proxy Platform. Policies and procedures for any alternative platforms that a client may select are outside the scope of this section.

PROXY POLICY STATEMENT

A. Proxy votes should be cast based upon an analysis of the impact of any proposal on the economic value of the stock during the time the stock is intended to be held by an account.

B. Because the acquisition and retention of a security reflects confidence in management's ability to generate acceptable returns for the shareholder, certain proxy issues involving corporate governance should be voted as recommended by management. These issues are listed in the proxy guidelines incorporated in this document.

C. We encourage the Board of Directors to request powers which can be used to enhance the economic value of the stock by encouraging negotiation with a potential acquirer or by discouraging coercive and undervalued offers:

1. The decision as to whether or not a Board of Directors should be granted these powers will be based upon:

•	an evaluation of the independence of the Board, as defined by the stock exchange in which the stock is traded, in its attempt to maximize shareholder value and,

•	upon an evaluation that the specific power being requested is reasonable in light of our objective to maximize the economic value of the stock and is not, in itself, abusive.

•	Proxy issues that will be evaluated and voted in accordance with this standard are listed in the guidelines.

2. We will evaluate proposals where a Board of Directors has requested a change in their powers of corporate governance that increase the powers of the Board with respect to potential acquisition transactions as follows:

a. An evaluation will be made of the Board's independence and performance as determined by a review of relevant factors including:

1) Length of service of senior management

2) Number/percentage of outside directors

3) Consistency of performance (EPS) over the last five years

4) Value/growth of shares relative to industry/market averages

5) Clear evidence of management and/or strategy changes implemented by the Board which are designed to improve company performance and shareholder value

b. If the Board is viewed to be independent and the financial performance of the Company has been good:

1) An evaluation will be made as to the appropriateness of the power or change being requested, if properly exercised, to enhance the economic value of the stock.

2) If the provision itself is not viewed to be unnecessary or abusive (irrespective of the manner in which it may be exercised), then the proxy will be voted in favor of such proposal.

c. If the Board is not viewed as independent, or the performance of the Company has not been good, or if the proposal is determined to be inappropriate, unnecessary, unusual, or abusive, the proxy will be voted against such proposal.

d. If the Proxy Committee deems it appropriate, the Company may be offered the opportunity to present the Board's and management's position to the Committee.

D. Our process for evaluating shareholder proposals will be as follows:

1. If the proposal relates to issues that do not have a material economic impact on the value of the stock, the proxy will be voted as recommended by management.

2. If the proposal has a potential economic impact on the value of the stock, the analysis outlined in paragraph C.2 above will be made. If the Board is viewed as independent and the financial performance of the Company has been good, then the proxy will be voted as recommended by management.

3. Standard shareholder proposals will be voted as indicated in the following guidelines.

E. The Proxy Committee will ensure that adequate records are maintained which reflect (i) how and pursuant to which guidelines proxies are voted, and (ii) that proxies and holdings are being reconciled

F. This Proxy Policy Statement may be disclosed to any current or prospective customer or beneficiary. Disclosure of proxy voting in specific accounts shall be made when requested by the plan sponsor, beneficiary, grantor, owner, or any other person with a beneficial interest in the account.

G. WellsCap Management employs RiskMetrics as its proxy voting agent, responsible for analyzing proxies and recommending a voting position consistent with the WellsCap Proxy Guidelines. On issues where the Wells Cap Proxy Guidelines are silent, Wells Capital Management will defer to the RiskMetrics Proxy Guidelines, particularly in the case of global proxy issues. The WellsCap Proxy Committee is responsible for the final decision on the voting of all proxies for Wells Cap.

H. The WellsCap Proxy Committee has taken the following steps to ensure that material conflicts of interest are avoided.

1. The WellsCap Proxy Committee requires that all proxies relating to client accounts must be voted for the exclusive benefit of the shareholders.

2. RiskMetrics is WellsCap’s proxy-voting agent and is tasked with analyzing and recommending voting positions on all proxies to ensure independence and consistency in analysis, interpretation and implementation of the proxy voting process for the specified guideline.

3. Wells Fargo hires an independent fiduciary to direct the WellsCap Proxy Committee on voting instructions for the Wells Fargo proxy.

4. Proxy guidelines, which are implemented on a case-by-case basis, are evaluated consistently by RiskMetrics across proxies and on the basis of quantifiable thresholds when feasible.

5. Proxy voting recommendations are not shared with senior management of Wells Fargo prior to casting the proxy vote.

Uncontested Election of Directors or Trustees

WFB will generally vote for all uncontested director or trustee nominees. The Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company. WFB will not require a performance test for directors.	FOR

WFB will generally vote for reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard.	FOR

WFB will withhold votes for a director if the nominee fails to attend at least 75% of the board and committee meetings without a valid excuse.	WITHHOLD

WFB will vote against routine election of directors if any of the following apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.	AGAINST

WFB will withhold votes from the entire board (except for new nominees) where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes has not been addressed.	WITHHOLD

WFB will withhold votes from audit committee members when a material weakness in the effectiveness of their internal controls rises to a level of serious concern, as indicated by disclosures required under Section 404 of the Sarbanes-Oxley Act.	WITHHOLD

WFB may withhold votes from compensation committee members who presided over options backdating. Factors include motive, length of time of options backdating, size of restatement, corrective actions taken and adoption of grant policy prohibiting backdating.	CASE-BY-CASE

Ratification of Auditors

WFB will vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees,	AGAINST/ WITHHOLD

audit-related fees, and permitted tax fees, combined. WFB will follow the disclosure categories being proposed by the SEC in applying the above formula.

With the above exception, WFB will generally vote for proposals to ratify auditors unless:	FOR

• an auditor has a financial interest in or association with the company, and is therefore not independent, or	AGAINST

• there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.	AGAINST

WFB will vote against proposals to ratify a company’s auditors after considering terms of agreement, impact on shareholder rights, rationale for establishing the agreement, quality of disclosure and historical practices.	CASE- BY-CASE

WFB will vote against proposals that require auditors to attend annual meetings as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.	AGAINST

WFB will consider shareholder proposals requiring companies to prohibit their auditors from engaging in non-audit services on a case-by-case basis (or cap level of non-audit services).	CASE- BY-CASE

WFB will vote for shareholder proposals requesting a shareholder vote for audit firm ratification.	FOR

WFB will vote against shareholder proposals asking for audit firm rotation. This practice is viewed as too disruptive and too costly to implement for the benefit achieved.	AGAINST

For foreign corporations, WFB will consider on a case-by-case basis if the auditors are being changed without an explanation, or if the nonaudit-related fees are substantial or in excess of standard audit fees, as the importance of maintaining the independence of the audit function is important.	CASE- BY-CASE

Specifically for Japan, WFB will consider voting against the appointment of independent internal statutory auditors if they have served the company in any executive capacity, or can be considered affiliated in any way. Japan enacted laws in 1993, which call for the establishment of a three-member audit committee of independent auditors.	AGAINST

Specifically for Japan, WFB will classify any proposed amendment to companies’ articles of incorporation lengthening the internal auditors’ term in office to four years from three years as a negative provision. Since this is mandated by law, this amendment would not warrant an automatic vote recommendation against.

Directors and Auditor’s Reports

For foreign corporations, WFB will generally vote for proposals to approve directors’ and auditors’ reports, unless:	FOR

• there are concerns about the accuracy of the accounts presented or the auditing procedures used;	AGAINST

• the company is not responsive to shareholder questions about specific items that should be publicly disclosed.	AGAINST

The directors’ report usually includes a review of the company’s performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company. Shareholders can find reference to any irregularities or problems with the company in the auditors report.

Company Name Change/Purpose

WFB will vote for proposals to change the company name as management and the board is best suited to determine if such change in company name is necessary.	FOR

However, where the name change is requested in connection with a reorganization of the company, the vote will be based on the merits of the reorganization.	CASE- BY-CASE

In addition, WFB will generally vote for proposals to amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.	FOR

Employee Stock Purchase Plans/401(k) Employee Benefit Plans

WFB will vote for proposals to adopt, amend or increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company’s plan is not above the allowable cap for the company.	FOR

Similarly, WFB will generally vote for proposals to adopt or amend thrift and savings plans, retirement plans, pension plans and profit plans.	FOR

Approve Other Business

WFB will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.	FOR

However, WFB retains the discretion to vote against such proposals if adequate information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.	AGAINST

Independent Board Chairman

WFB will vote against proposals requiring that the positions of chairman and CEO be held separately.	AGAINST

WFB would prefer to see the chairman and chief executive positions be held by different individuals. However, separation of the two positions may not be in shareholders’ best interests if the company has a limited roster of executive officers, or a recently organized company may need to combine these positions temporarily. It should also be noted that we support independence and would support a lead independent director. However, separating the chairman and CEO in most companies would be too disruptive to the company.

Specifically in the U.K., WFB will vote against a director nominee who is both chairman and CEO if there is no adequate justification provided by the company.	AGAINST

Independent Board of Directors/Board Committees

WFB will vote for proposals requiring that two-thirds of the board be independent directors, unless the board is effectively in compliance with the request based on the definition of independence established by the stock exchange in which the stock is traded. An independent board faces fewer conflicts and is best prepared to protect stockholders’ interests.	FOR

WFB will withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.	WITHHOLD

WFB will withhold votes from compensation committee members where there is a pay-for-performance disconnect (for Russell 3000 companies).	WITHHOLD

WFB will vote for proposals requesting that the board audit, compensation and/or nominating committees be composed of independent directors, only. Committees should be composed entirely of independent directors in order to avoid conflicts of interest.	FOR

WFB will withhold votes from any insiders or affiliated outsiders on audit, compensation or nominating committees. WFB will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.	WITHHOLD

Specifically in Canada, WFB will insert strong language in our analyses to highlight our disapproval of the ‘single-slate’ approach and call on companies to unbundle the director nominees up for election/reelection.

Specifically in France, Management may propose a different board structure. The French Commercial Code gives companies three options in respect to their board structure. WFB will examine these proposals on a case-by-case basis.	CASE-BY-CASE

Specifically in Japan, in cases where a company has committed some fraudulent or criminal act, WFB will vote against the representative director(s) and individuals personally implicated in the wrongdoing.	AGAINST

In addition, WFB will vote against proposals asking the board to address the issue of board diversity.	AGAINST

WFB will vote against proposals from shareholders requesting an independent compensation consultant.	AGAINST

Minimum Stock Requirements by Directors

WFB will vote against proposals requiring directors to own a minimum number of shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.	AGAINST

Indemnification and Liability Provisions for Directors and Officers

WFB will vote for proposals to allow indemnification of directors and officers, when the actions taken were on behalf of the company and no criminal violations occurred. WFB will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.	FOR

Alternatively, WFB will vote against indemnity proposals that are overly broad. For example, WFB will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.	AGAINST

For foreign corporations, WFB will vote against providing indemnity insurance to auditors as payment of such fees by the company on behalf of the auditor calls into question the objectivity of the auditor in carrying out the audit.	AGAINST

Board or Management Acts

For foreign corporations, WFB will vote for the discharge of the board and management unless:	FOR

• there are serious questions about actions of the board or management for the year in question;	AGAINST

• legal action is being taken against the board by shareholders.	AGAINST

Discharge is a tacit vote of confidence in the company’s corporate management and policies and does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue.

Nominee Statement in the Proxy

WFB will vote against proposals that require board nominees to have a statement of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.	AGAINST

Limitation on Number of Boards a Director May Sit On

WFB will withhold votes from non-CEO directors who sit on more than six boards. WFB does not have a restriction on the number of boards a CEO sits on.	WITHHOLD

Director Tenure/Retirement Age

WFB will vote against proposals to limit the tenure or retirement age of directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors. However, WFB is in favor of inserting cautionary language when the average director tenure on the board exceeds 15 years for the entire board.	AGAINST

Board Powers/Procedures/Qualifications

WFB will consider on a case-by-case basis proposals to amend the corporation’s By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, WFB will rely on the proxy voting Guidelines.	CASE- BY-CASE

Loans to Officers

WFB will consider on a case-by-case basis proposals to authorize the corporation to make loans or to guarantee the obligations of officers of the corporation or any of its affiliates.	CASE- BY-CASE

Adjourn Meeting to Solicit Additional Votes

WFB will examine proposals to adjourn the meeting to solicit additional votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, WFB will consider the nature of the proposal and its vote recommendations for the scheduled meeting.	CASE- BY-CASE

WFB will vote for this item when:

WFB is supportive of the underlying merger proposal; the company provides a sufficient, compelling reason to support the adjournment proposal; and the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction the WFB supports.	FOR

Contested Election of Directors or Trustees Reimbursement of Solicitation Expenses	CASE-BY- CASE

WFB will consider contested elections on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background of the proxy contest; qualifications of director or trustee nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

In addition, decisions to provide reimbursement for dissidents waging a proxy contest are made on a case-by-case basis as proxy contests are governed by a	CASE- BY-CASE

mix of federal regulation, state law, and corporate charter and bylaw provisions.

Board Structure: Staggered vs. Annual Elections

WFB will consider the issue of classified boards on a case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.	CASE- BY-CASE

For foreign corporations, WFB will vote for the elimination of protected board seats, as all directors should be accountable to shareholders.	FOR

Removal of Directors

WFB will consider on a case-by-case basis proposals to eliminate shareholders’ rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.	CASE- BY-CASE

However, a requirement that a 75% or greater vote be obtained for removal of directors is abusive and will warrant a vote against the proposal.	AGAINST

Board Vacancies

WFB will vote against proposals that allow the board to fill vacancies without shareholder approval as these authorizations run contrary to basic shareholders’ rights.	AGAINST

Alternatively, WFB will vote for proposals that permit shareholders to elect directors to fill board vacancies.	FOR

Cumulative Voting

WFB will vote on proposals to permit or eliminate cumulative voting on a case-by-case basis based upon the existence of a counter balancing governance structure and company performance, in accordance with its proxy voting guideline philosophy. However, if the board is elected annually we will not support cumulative voting.	CASE- BY-CASE

Shareholders’ Right To Call A Special Meeting Shareholder Ability to Act by Written Consent

Proposals providing that stockholder action may be taken only at an	CASE- BY-CASE

annual or special meeting of stockholder and not by written consent, or increasing the shareholder vote necessary to call a special meeting, will be voted on a case by case basis in accordance with the proxy voting guidelines.

Board Size

WFB will vote for proposals that seek to fix the size of the board, as the ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.	FOR

However, if the company has cumulative voting, downsizing the board may decrease a minority shareholder’s chances of electing a director.	AGAINST

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

Shareholder Rights Plan (Poison Pills)

WFB will generally vote for proposals that request a company to submit its poison pill for shareholder ratification.	FOR

WFB will withhold votes from all directors (except for new nominees) if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and does not have a requirement or does not commit to put the pill to shareholder vote within 12 months. In addition, WFB will withhold votes on all directors at any company that responds to the majority of the shareholders voting by putting the poison pill to a shareholder vote with a recommendation other than to eliminate the pill.	WITHHOLD

Alternatively, WFB will analyze proposals to redeem a company’s poison pill, or requesting the ratification of a poison pill on a case-by-case basis.	CASE-BY- CASE

Specifically for Canadian companies, WFB will consider on a case-by-case basis poison pill plans that contain a permitted bid feature as they require shareholder ratification of the pill and a sunset provisions whereby the pill expires unless it is renewed, and they specify that an all cash bid for all shares (or more recently majority of shares) that includes a fairness opinion and evidence of financing does not trigger the bill but forces a special meeting at which the offer is put to a shareholder vote. Also, WFB will also consider the balance of powers granted between the board and shareholders by the poison pill provisions.	CASE-BY- CASE

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

Fair Price Provisions

WFB will consider fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.	CASE-BY- CASE

WFB will vote against fair price provisions with shareholder vote requirements of 75% or more of disinterested shares.	AGAINST

Greenmail

WFB will generally vote in favor of proposals limiting the corporation’s authority to purchase shares of common stock (or other outstanding securities) from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as “anti-greenmail” provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.	FOR

If the proposal is bundled with other charter or bylaw amendments, WFB will analyze such proposals on a case-by-case basis. In addition, WFB will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.	CASE-BY- CASE

Voting Rights

WFB will vote for proposals that seek to maintain or convert to a one-share, one-vote capital structure as such a principle ensures that management is accountable to all the company’s owners.	FOR

Alternatively, WFB will vote against any proposals to cap the number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing shareholder value.	AGAINST

Dual Class/Multiple-Voting Stock

WFB will vote against proposals that authorize, amend or increase dual class or multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.	AGAINST

Alternatively, WFB will vote for the elimination of dual class or multiple-voting stock, which carry different rights than the common stock.	FOR

For foreign corporations, WFB will vote for proposals that create preference shares, provided the loss of voting rights is adequately	FOR

compensated with a higher dividend and the total amount of preference share capital is not greater than 50% of the total outstanding. Preference shares are a common and legitimate form of corporate financing and can enhance shareholder value.

Supermajority Vote Provisions

WFB will generally consider on a case-by-case basis proposals to increase the shareholder vote necessary to approve mergers, acquisitions, sales of assets etc. and to amend the corporation’s charter or by-laws. The factors considered are those specified in the proxy guidelines.	CASE-BY- CASE

However, a supermajority requirement of 75% or more is abusive and WFB will vote against proposals that provide for them.	AGAINST

Supermajority vote provisions require voting approval in excess of a simple majority of the outstanding shares for a proposal. Companies may include supermajority lock-in provisions, which occur when changes are made to a corporation’s governing documents, and once approved, a supermajority vote is required to amend or repeal the changes.

Confidential Voting

WFB will vote for proposals to adopt confidential voting.	FOR

Vote Tabulations

WFB will vote against proposals asking corporations to refrain from counting abstentions and broker non-votes in their vote tabulations and to eliminate the company’s discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.	AGAINST

Specifically in Japan, WFB will vote against management proposals amending their articles to relax their quorum requirement for special resolutions (including mergers, article amendments, and option plans) from one-half to one-third of issued capital (although such resolutions would still require two-thirds majority of votes cast).	AGAINST

Equal Access to the Proxy

WFB will evaluate Shareholder proposals requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.	CASE- BY-CASE

Disclosure of Information

WFB will vote against shareholder proposals requesting fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.	AGAINST

Annual Meetings

WFB will vote for proposals to amend procedures or change date or location of the annual meeting. Decisions as to procedures, dates or	FOR

locations of meetings are best placed with management.

Alternatively, WFB will vote against proposals from shareholders calling for a change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.	AGAINST

WFB will generally vote in favor of proposals to reduce the quorum necessary for shareholders’ meetings, subject to a minimum of a simple majority of the	FOR

company’s outstanding voting shares.

Shareholder Advisory Committees/Independent Inspectors

WFB will vote against proposals seeking to establish shareholder advisory committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.	AGAINST

Technical Amendments to the Charter of Bylaws

WFB will generally vote in favor of charter and bylaw amendments proposed solely to conform with modern business practices, for simplification, or to comply with what management’s counsel interprets as applicable law.	FOR

However, amendments that have a material effect on shareholder’s rights will be considered on a case-by-case basis.	CASE- BY-CASE

Bundled Proposals

WFB will vote for bundled or “conditional” proxy proposals on a case-by-case basis, as WFB will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.	CASE- BY-CASE

Common Stock Authorizations/Reverse Stock Splits/Forward Stock Splits

WFB will follow the ISS capital structure model in evaluating requested increases in authorized common stock. In addition, even if capital requests of less than or equal to 300% of outstanding shares fail the calculated allowable cap, WFB will evaluate the request on a case-by-case basis, potentially voting for the proposal based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Further, the company should identify what the stock increases are to be used for, i.e. a proposed stock split, issuance of shares for acquisitions, or for general business purposes.	CASE- BY-CASE

Also to be considered is whether the purpose of the proposed increase is to strengthen takeover defenses, in which case WFB will vote against the proposal. Such increases give management too much power and are beyond what a company would normally need during the course of a year. They may also allow management to freely place the shares with an allied institution or set the terms and prices of the new shares.	AGAINST

For reverse stock splits, WFB will generally vote for proposals to implement the split provided the number of authorized common shares is reduced to a level that does not represent an unreasonably large increase in authorized but unissued shares. The failure to reduce authorized shares proportionally to any reverse split has potential adverse anti-takeover consequences. However, such circumstances may be warranted if delisting of the company’s stock is imminent and would result in greater harm to shareholders than the excessive share authorization.	FOR

WFB will evaluate “Going Dark” transactions, which allow listed companies to de-list and terminate the registration of their common stock on a case-by-case basis, determining whether the transaction enhances shareholder value.	CASE- BY-CASE

WFB will generally vote in favor of forward stock splits.	FOR

Dividends

WFB will vote for proposals to allocate income and set dividends.	FOR

WFB will also vote for proposals that authorize a dividend reinvestment program as it allows investors to receive additional stock in lieu of a cash dividend.	FOR

However, if a proposal for a special bonus dividend is made that specifically rewards a certain class of shareholders over another, WFB will vote against the proposal.	AGAINST

WFB will also vote against proposals from shareholders requesting management to redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.	AGAINST

In addition, WFB will vote for proposals to set director fees.	FOR

Reduce the Par Value of the Common Stock

WFB will vote for proposals to reduce the par value of common stock.	FOR

Preferred Stock Authorization

WFB will generally vote for proposals to create preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.	FOR

Alternatively, WFB will vote against proposals to authorize or issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).	AGAINST

In addition, WFB will vote against proposals to issue preferred stock if the shares to be used have voting rights greater than those available to other shareholders.	AGAINST

WFB will vote for proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes (white squire placements).	FOR

Finally, WFB will consider on a case-by-case basis proposals to modify the rights of preferred shareholders and to increase or decrease the dividend rate of preferred stock.	CASE- BY-CASE

Reclassification of Shares

WFB will consider proposals to reclassify a specified class or series of shares on a case-by-case basis.	CASE- BY-CASE

Preemptive Rights

WFB will generally vote for proposals to eliminate preemptive rights. Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.	FOR

In addition, specifically for foreign corporations, WFB will vote for issuance requests with preemptive rights to a maximum of 100% over current issued capital. In addition, WFB will vote for issuance requests without preemptive rights to a maximum of 20% of currently issued capital. These requests are for the creation of pools of capital with a specific purpose and cover the full range of corporate financing needs.	FOR

Share Repurchase Plans

WFB will vote for share repurchase plans, unless:	FOR

• there is clear evidence of past abuse of the authority; or	AGAINST

• the plan contains no safeguards against selective buy-backs.	AGAINST

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Executive and Director Compensation Plans

WFB will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.	CASE- BY-CASE

WFB will review the potential cost and dilutive effect of the plan. After determining how much the plan will cost, ISS (Institutional Shareholder Services) evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, WFB will vote for the plan. ISS will also apply a pay for	FOR

performance overlay in assessing equity-based compensation plans for Russell 3000 companies.

If the proposed cost is above the allowable cap, WFB will vote against the plan.	AGAINST

Among the plan features that may result in a vote against the plan are:

• plan administrators are given the authority to reprice or replace underwater options; repricing guidelines will conform to changes in the NYSE and NASDAQ listing rules.	AGAINST

WFB will vote against equity plans that have high average three-year burn rate. (The burn rate is calculated as the total number of stock awards and stock options granted any given year divided by the number of common shares outstanding.) WFB will define a high average three-year burn rate as the following: The company’s most recent three-year burn rate exceeds one standard deviation of its four-digit GICS peer group segmented by Russell 3000 index and non-Russell 3000 index; and the company’s most recent three-year burn rate exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, WFB shall apply a premium on full value awards for the past three fiscal years.	AGAINST

Even if the equity plan fails the above burn rate, WFB will vote for the plan if the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation. If the company fails to fulfill its burn rate commitment, WFB will consider withholding from the members of the compensation committee.	FOR

WFB will calculate a higher award value for awards that have Dividend Equivalent Rights (DER’s) associated with them.	CASE-BY- CASE

WFB will generally vote for shareholder proposals requiring performance-based stock options unless the proposal is overly restrictive or the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.	CASE-BY- CASE

WFB will vote for shareholder proposals asking the company to expense stock options, as a result of the FASB final rule on expensing stock options.	FOR

WFB will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.	FOR

WFB will withhold votes from compensation committee members if they fail to submit one-time transferable stock options (TSO’s) to shareholders for approval.	WITHHOLD

WFB will generally vote for TSO awards within a new equity plan if the total cost of the equity plan is less than the company’s allowable cap.	FOR

WFB will generally vote against shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme	AGAINST

cases where a company is a serial repricer, has a huge overhang, or has a highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.

WFB will evaluate shareholder proposals asking companies to adopt holding	CASE- BY-CASE

periods for their executives on a case-by-case basis taking into consideration the company’s current holding period or officer share ownership requirements, as well as actual officer stock ownership in the company.

For certain OBRA-related proposals, WFB will vote for plan provisions that (a) place a cap on annual grants or amend administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.	CASE- BY-CASE

In addition, director compensation plans may also include stock plans that provide directors with the option of taking all or a portion of their cash compensation in the form of stock. WFB will consider these plans based on their voting power dilution.	CASE- BY-CASE

WFB will generally vote for retirement plans for directors.	FOR

Specifically in Japan, WFB will vote against option plans/grants to directors or employees of “related companies,” even though they meet our criteria for dilution and exercise price, without adequate disclosure and justification.	AGAINST

Specifically in the U.K., WFB will vote against directors who have service contracts of three years, which exceed best practice and any change-in-control provisions. Management may propose director nominees who have service contracts that exceed the Combined Code’s recommendation of one-year. (The exceptions to the code would be in cases of new recruits with longer notice or contract periods, which should, however, be reduced after the initial period.)	AGAINST

WFB will evaluate compensation proposals (Tax Havens) requesting share option schemes or amending an existing share option scheme on a case-by-case basis.	CASE- BY-CASE

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner’s interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.

Bonus Plans

WFB will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section	FOR

162(m)

of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. WFB will consider whether the plan is comparable to plans adopted by companies of similar size in the company’s industry and whether it is justified by the company’s performance.

For foreign companies, proposals to authorize bonuses to directors and statutory	CASE- BY-CASE

auditors who are retiring from the board will be considered on a case-by-case basis.

Deferred Compensation Plans

WFB will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless	FOR

• the proposal is embedded in an executive or director compensation plan that is contrary to guidelines

Disclosure on Executive or Director Compensation Cap or Restrict Executive or Director Compensation

WFB will generally vote for shareholder proposals requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.	FOR

WFB will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.	FOR

WFB will generally vote against proposals that (a) seek additional disclosure of information on executive or director’s pay, or (b) seek to limit executive and director pay.	AGAINST

Golden and Tin Parachutes

WFB will vote for proposals that seek shareholder ratification of golden or tin parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.	FOR

Alternatively, WFB will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:	CASE- BY- CASE

•   arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;

•   guarantees of benefits if a key employee voluntarily terminates;

•   guarantees of benefits to employees lower than very senior management; and

•   indemnification of liability for excise taxes.

By contrast, WFB will vote against proposals that would guarantee benefits in a management-led buyout.	AGAINST

Reincorporation

WFB will evaluate a change in a company’s state of incorporation on a case-by-case basis. WFB will analyze the valid reasons for the proposed move, including restructuring efforts, merger agreements, and tax or incorporation fee savings. WFB will also analyze proposed changes to the company charter and differences between the states’ corporate governance laws.	CASE- BY-CASE

States have adopted various statutes intended to encourage companies to incorporate in the state. These may include state takeover statutes, control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, and disgorgement provisions. WFB will examine reincorporations on a case-by-case in light of these statutes and in light of the corporate governance features the company has adopted to determine whether the reincorporation is in shareholders’ best interests.	CASE- BY-CASE

In addition, WFB will also examine poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions in the context of a state’s corporate governance laws on a case-by-case basis.	CASE- BY-CASE

WFB will evaluate shareholder proposals requiring offshore companies to reincorporate into the United States on a case-by-case basis.	CASE- BY-CASE

Reincorporation proposals may have considerable implications for shareholders, affecting the company’s takeover defenses and possibly its corporate structure and rules of governance.

Stakeholder Laws

WFB will vote against resolutions that would allow the Board to consider stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.	AGAINST

Similarly, WFB will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision-making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.	FOR

Mergers/Acquisitions and Corporate Restructurings

WFB will consider proposals on mergers and acquisitions on a case-by-case basis. WFB will determine if the transaction is in the best economic interests of the shareholders. WFB will take into account the following	CASE- BY-CASE

factors: • anticipated financial and operating benefits;
• offer price (cost versus premium); • prospects for the combined companies; • how the deal was negotiated; • changes in corporate governance and their impact on shareholder rights.

In addition, WFB will also consider whether current shareholders would control a minority of the combined company’s outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders’ interests.	CASE-BY- CASE

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, WFB will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders. Specifically, for liquidations, the cost versus premium factor may not be applicable, but WFB may also review the compensation plan for executives managing the liquidation,	CASE-BY- CASE

Appraisal Rights

WFB will vote for proposals to restore, or provide shareholders with rights of appraisal.

Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

FOR

Mutual Fund Proxies

WFB will usually vote mutual fund proxies as recommended by management. Proposals may include, and are not limited to, the following issues:

•   eliminating the need for annual meetings of mutual fund shareholders;

•   entering into or extending investment advisory agreements and management contracts;

•   permitting securities lending and participation in repurchase agreements;

•   changing fees and expenses; and

•   changing investment policies.

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund’s net asset size. Most agreements require that the particular fund pay the advisor a fee constituting a small percentage of the fund’s average net daily assets. In exchange for this consideration, the investment advisor manages the fund’s account, furnishes investment advice, and provides office space and facilities to the fund. A new investment advisory agreement may be necessitated by the merger of the advisor or the advisor’s corporate parent.	FOR

Fundamental investment restrictions are limitations within a fund’s articles of incorporation that limit the investment practices of the particular fund. As fundamental, such restrictions may only be amended or eliminated with shareholder approval. Non-fundamental investment restrictions may be altered by action of the board of trustees.

Distribution agreements are agreements authorized by guidelines established under the Investment Company Act of 1940 and, in particular, Rule 12b-1 thereunder, between a fund and its distributor, which provide that the distributor is paid a monthly fee to promote the sale of the fund’s shares.

Reorganizations of funds may include the issuance of shares for an acquisition of a fund, or the merger of one fund into another for purposes of consolidation.

The mutual fund industry is one of the most highly regulated industries, as it is subject to: individual state law under which the company is formed; the federal Securities Act of 1933; the federal Securities Exchange Act of 1934; and the federal Investment Company Act of 1940.

Social and Environmental Proposals

WFB will generally vote against social and environmental proposals by shareholders as their impact on share value can rarely be anticipated with any degree of confidence. Proposals that limit the business activity or capability of the company or result in significant costs do not benefit shareholder value.	AGAINST

Social and environmental issues that may arise include:

• Energy and Environment

• Repressive Regimes and Foreign Labor Practices (South Africa, Northern Ireland, China)

• Military Business

• Maquiladora Standards & International Operations Policies

• World Debt Crisis

• Equal Employment Opportunity & Discrimination

• Animal Rights

• Product Integrity and Marketing

• Human Resources Issues

• Political and Charitable Contributions

• Reference to Sexual Orientation

• Pollution or Climate Change

• Genetically Engineered Ingredients/Seeds

• Board Diversity

• Arctic National Wildlife Refuge

• Greenhouse Gas Emissions

• Renewable Energy Sources

• Kyoto Compliance

• Land Use

• Nuclear Safety

• Concentrated Animal Feeding Operations

• Enhanced Environmental Reporting On Operations In Protected Areas

• Toxic Chemicals • Drug Importation • Political Contributions • Animal Testing • Drug Pricing

EXHIBIT L

Eaton Vance Management

Boston Management and Research

Eaton Vance Investment Counsel

PROXY VOTING POLICIES AND PROCEDURES

I.	Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

Roles and Responsibilities

•	Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

•	Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

•	Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

Proxy Voting Guidelines (“Guidelines”)

•	General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

•	Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

•	Proposals Regarding Mutual Fund Proxies – Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers contained in mutual fund proxies.

•	Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

•	Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

•	Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

•	WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

•	NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a client’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for herein.

3.	OUT-OF-GUIDELINES VOTES: Votes Contrary to Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V.	Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

•	A copy of the Advisers’ proxy voting policies and procedures;

•	Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

•	A record of each vote cast;

•	A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

•	Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI.	Assessment of Agent and Identification and Resolution of Conflicts with Clients

Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

•

Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

•	A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

•

The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

•

If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

•

If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

•	The client, in the case of an individual or corporate client;

•

In the case of a Fund, its board of directors, any committee, sub-committee or group of Independent Trustees (as long as such committee, sub-committee or group contains at least two or more Independent Trustees); or

•	The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

Adopted June 6, 2003

As Revised January 20, 2005

As Revised August 8, 2005

As Revised February 1, 2006

As Revised August 10, 2009

EXHIBIT M

AllianceBernstein L.P.

Dated: March 2008

Statement of Policies and Procedures for

Proxy Voting

Statement of Policies and Procedures for

Proxy Voting

•	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

•	Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

•	Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

•	Elections of Directors

•

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

•	Appointment of Auditors

•

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

•	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

•	Corporate Restructurings, Mergers and Acquisitions

•

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

•	Proposals Affecting Shareholder Rights

•

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

•	Anti-Takeover Measures

•

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

•	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We generally will oppose shareholder proposals to amend a company’s by-laws to give shareholders the right for advisory votes on executive compensation. We believe this by-law amendment is likely to put the company at a competitive disadvantage which, in turn, is likely to adversely affect the value of the company and our clients’ interests. However, in markets where votes to approve remuneration reports are required we review the reports on a case-by-case basis. With respect to companies that receive governmental assistance through government programs such as the Troubled Asset Relief Program or the Capital Assistance Program, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under TARP (or the other plan) because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

•	Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

•	Proxy Voting Procedures

•	Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

•	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

•	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary,

AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

•	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

•	Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

[ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

EXHIBIT N

FEBRUARY 28, 2008

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I.	POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations.

While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.	GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

6.	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

7.	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

4.	Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

•	Board of Directors.

•

Election of directors: Votes on board nominees can involve balancing a variety of considerations. In balancing various factors in uncontested elections, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

•

We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The

Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

•

At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

•	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

•

Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

•

We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

•

We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

•	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

•	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

•

We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

•

We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies).

•

Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

•

Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

•	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

•

Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

•	Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

•

Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

•

Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

•

Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

•	Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

•

Proposals to limit directors’ liability and/or broaden indemnification of officers and directors. Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, gross negligence or reckless disregard of their duties.

C. Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in capital structure.

•	We generally support the following:

5.	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

2.	Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•

Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

3.1	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

3.0	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

3.0	Management proposals to effect stock splits.

3.0	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

•	We generally oppose the following (notwithstanding management support):

•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

3.0	Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

4.0	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

•

Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

•

Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

•	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

•

Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

•

Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

•	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

•	We generally support the following:

•

Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•

Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

•	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

•

Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

•

Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

•	We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

•	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

•

We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

•

Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

I. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine likely financial impacts on shareholder value, balancing concerns on reputational and other risks that may be raised in a proposal against costs of implementation. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. While we support proposals that we believe will enhance useful disclosure, we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.	ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”) or senior officer, consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.	Committee Procedures

The Committee meets at least annually to review and consider changes to the Policy. The Committee will appoint a subcommittee (the “Subcommittee”) to meet as needed between Committee meetings to address any outstanding issues relating to the Policy or its implementation.

The Subcommittee will meet on an ad hoc basis to (among other functions): (1) monitor and ratify “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes. The Committee or the Subcommittee are provided with reports on at least a monthly basis detailing specific key votes cast by CGT.

B.	Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

•	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

•	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

•

Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

•	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

•

If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

•	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to the Subcommittee or a Special Committee to vote on the proposal, as appropriate.

The Special Committee shall be comprised of the CGT Director, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the CGT Director. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.	Proxy Voting Reporting

The CGT will document in writing all Committee, Subcommittee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

EXHIBIT O

SSgA Funds Management, Inc.

PROXY VOTING POLICY AND PROCEDURES

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which SSgA believes will maximize the monetary value of each portfolio’s holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee, which is supported by the SSgA Governance Team. FM retains the final authority and responsibility for voting. In addition to voting proxies, SSgA:

•	describes its proxy voting procedures to its clients in Part II of its Form ADV;

•	provides the client with this written proxy policy, upon request;

•	discloses to its clients how they may obtain information on how FM voted the client’s proxies;

•	matches proxies received with holdings as of record date;

•	reconciles holdings as of record date and rectifies any discrepancies;

•	generally applies its proxy voting policy consistently and keeps records of votes for each client;

•	documents the reason(s) for voting for all non-routine items; and

•	keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The SSgA Corporate Governance Team is comprised of corporate governance professionals and governance analysts. The responsibilities of the SSgA Corporate Governance Team include corporate governance research and analysis across domestic and global investment strategies, with oversight of all governance and proxy voting processing on SSgA discretionary portfolios. In addition, the Corporate Governance Team assumes responsibility for voting decisions on certain case-by-case items, informal commencement of engagement activities for the purposes of advocating SSgA positions on various governance issues, and the research and analysis of all governance related issues impacting shareholder value. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains RiskMetrics Group, Inc. (“RMG”), a firm with expertise in the proxy voting and corporate governance fields. RMG assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist RMG in interpreting and applying this Policy, we meet with RMG at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits RMG to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to RMG, RMG refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with RMG to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters. The Corporate Governance Team is responsible, working with RMG, for submitting proxies in a timely manner and in accordance with our policy. The Corporate Governance Team works with RMG to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

•

proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

•

proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

The Governance Team identifies these proxies using a number of methods, including but not limited to in house governance research, notifications from RMG and other third party research providers, concerns of clients or issuers, review by Governance Team analysts, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to RMG, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to RMG that are deemed highly significant, the issue is referred to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients’ best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines. However, FM also endeavors to show sensitivity to local market practices when voting these proxies. This may lead to contrasting votes to the extent that local practices around items requiring shareholder approval differ from market to market. For example, in certain non-US markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every non-US jurisdiction. In such a case, FM will be unable to vote such a proxy.

Voting

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

•	Generally, FM votes for the following ballot items:

Board of Directors

•

Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by SSgA), or whether the nominee receives non-board related compensation from the issuer.

•

Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

•

Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•	Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

•

The establishment of annual elections of the board of directors unless the board is comprised of a supermajority of independent directors, including wholly independent board committees, and the company does not have a shareholder rights plan (poison pill)

•	Mandates requiring a majority of independent directors on the Board of Directors

•	Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•	Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•	Elimination of cumulative voting

*	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

•	Establishment of confidential voting

•	Proposals seeking to establish or decrease an existing required ownership threshold contained within the company by-laws that offer shareholders the right to call special meetings.

Auditors

•

Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•

Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•	Discharge of auditors*

•	Approval of financial statements, auditor reports and allocation of income

•	Requirements that auditors attend the annual meeting of shareholders

•	Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•	Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

•	Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

•

Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•	Capitalization changes which eliminate other classes of stock and/or unequal voting rights

•

Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•

Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

•	Elimination of shareholder rights plans (“poison pill”)

•

Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•

Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•	Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•	Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•

Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

•	Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

•	Remuneration policies that are judged to be in-line with local market practices.

Routine Business Items

•

General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in Corporation Name

•	Mandates that amendments to bylaws or charters have shareholder approval

Other

•

Adoption of anti-“greenmail” provisions, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

•	Repeals or prohibitions of “greenmail” provisions

•	“Opting-out” of business combination provision

II. Generally, FM votes against the following items:

Board of Directors

•	Establishment of classified boards of directors, unless 80% of the board is independent and the company does not have shareholder rights plan (poison pill),

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•

Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

•	The elimination of shareholders’ right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by SSgA).

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•	Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•	Directors at companies where prior non-cash compensation was improperly “backdated” or “springloaded” where one of the following scenarios exists:

•

(i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

•

(i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

•	(i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

•	(i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

•	Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•	Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Adjournment of Meeting to Solicit Additional Votes

•

Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)

Executive Compensation/Equity Compensation

•	Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

•	Retirement bonuses for non-executive directors and auditors

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

•	Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•	Reincorporation in a location which has more stringent anti-takeover and related provisions

•	Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

•	Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

•

Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•	Proposals which require inappropriate endorsements or corporate actions

•	Proposals asking companies to adopt full tenure holding periods for their executives

III. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

•	Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•	For offers made at a premium where no other higher bidder exists

Protecting Shareholder Value

We at FM agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock” (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive – whether from clients, consultants, the media, the issuer, RMG or other sources — as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

FM regularly engages with companies to discuss a variety of corporate governance issues, with the goal of obtaining insight on the principles and practices that drive our voting decisions. Through our discussions with boards and management, we seek to strengthen the quality of corporate governance, as a means to protect and enhance shareholder value. During our discussions, we focus on the attributes and practices that we believe enhance our clients’ returns.

In addition to tracking lists provided by third party advisory firms, the Governance Team screens for underperforming issuers that may trigger a deeper review of company governance profiles and practices. The Governance Team, along with the Proxy Review Committee when necessary, will monitor and perform case-by-case analyses of companies identified through these screens.

As an active shareholder, FM’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process—especially the proxy voting process—as the most effective means by which to communicate our and our clients’ legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to RMG and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to RMG, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the SSgA Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the SSgA Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

•	FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

•

a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

•	a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

•	a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

•	a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.